UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23325

SIX CIRCLES TRUST

On behalf of the following series:

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles Ultra Short Duration Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

(Exact name of registrant as specified in charter)

383 Madison Avenue, New York, NY 10179

(Address of principal executive offices) (Zip Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 464-2070

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2020

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

Beginning on February 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Six Circles Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund. Instead, the reports will be made available on the Funds’ website (www.sixcirclesfunds.com/literature), and you or your J.P. Morgan representative as applicable, will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070. Your election to receive reports in paper will apply to all Six Circles Funds.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

DECEMBER 31, 2020 (Unaudited)

Dear Shareholder,

When we last wrote to you, few of us could have imagined that today we would still find ourselves in the midst of a global pandemic. Now, as then, it is our fervent hope that you and your loved ones are safe and well.

The 12-month period covered by this annual report will likely stand out as among the most consequential in our lifetime. Against the backdrop of the pandemic and a tumultuous U.S. Presidential election year, investors were faced with unprecedented market volatility and uncertainty.

The Six Circles Funds were designed in part to help our discretionary portfolios navigate through all types of markets, by providing us with the means to isolate and target our highest conviction ideas. On the following pages, we provide detailed discussions on each of the Six Circles Funds.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

Introducing Six Circles Credit Opportunities Fund

In the Semi-Annual Report for the Funds, you learned that we had expanded the Six Circles Fund family to include Six Circles Global Bond Fund and Six Circles Tax Aware Bond Fund. Since

then, we have further grown our suite of Funds to include Six Circles Credit Opportunities Fund, which seeks to provide total return by investing mainly in global fixed income opportunities, including below investment-grade debt and other tactical credit opportunities.

As with all of the Six Circles Funds, J.P. Morgan Private Investments Inc. (“JPMPI”), an affiliate of J.P. Morgan, is investment adviser to Six Circles Credit Opportunities Fund, and is engaging third party investment managers with demonstrated asset class specialization to sub-advise the Funds in accordance with our investment philosophy.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you all the best in 2021.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2020	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2020 (Unaudited)

Equity markets across the globe posted positive returns in 2020. U.S. Equities witnessed a steep fall towards the end of the first quarter of 2020 on the back of the initial spread of COVID-19 and the sharp fall in oil prices, followed by a recovery during the second and third quarters. The fourth quarter saw continued concerns around rising COVID-19 cases and a moderating economic recovery. Despite that, U.S. Equities reached new highs as investors priced in increased certainty around the U.S. election, additional fiscal stimulus, and positive COVID-19 vaccine developments. The MSCI USA Index was up 21.4% in 2020, with developed non-U.S. and Emerging Markets Equities also closing in positive territory. The MSCI World ex-USA Index was up 7.6% and the MSCI Emerging Markets Index was up 18.3%.

Global Bond and cash markets broadly underperformed equities; the Bloomberg Barclays U.S. 1-3 Month Treasury Bills Index

returned 0.5% and the Bloomberg Barclays Global Aggregate Hedged Index returned 5.6%, while the MSCI World Index was up 15.9% in 2020.

Accommodative monetary and fiscal policy have helped stabilize global economies and markets, as policymakers globally acted in response to the COVID-19 pandemic. The Fed made two emergency cuts in March 2020, moving the federal funds rate to 0 - 0.25% and continued to maintain that target range, with the view that this level is appropriate to support economic activities, the labor markets and inflation.

While we believe that it will likely take until 2022 for absolute levels of growth to reach pre-COVID highs, we expect economic activity to continue to recover, and believe we are at or near the start of a new economic cycle.

2	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	2.05%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.54%

Net Assets as of 12/31/2020 (In Thousands)	$516,528
Duration	0.68 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund mainly invests in U.S. dollar and non-U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. Allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)*
•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(*During the reporting period, the Adviser has reduced Goldman’s allocated portion and strategy of the Fund to zero)

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2020 through December 31, 2020 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the Bloomberg Barclays 1-3 Month U.S. T-Bill Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Investment Grade Credit and Securitized Credit comprised approximately 80% of the Fund’s exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, both sectors contributed to the Fund’s performance on an absolute basis, as well as relative to the Index.

The Fund’s exposure to Government Bonds was the Fund’s largest sector underweight relative to the Index and comprised approximately 9% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, this sector contributed to the Fund’s performance on an absolute basis, but detracted relative to the Index.

On an allocation level, both of the Fund’s allocations — Global Markets and Core Ultra Short — contributed to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the start of the reporting period, the Fund was allocated to three Sub-Advisers across various sectors, credit ratings, maturity buckets, and regional exposures. During the reporting period, the Adviser reduced the Conservative Income allocation of the Fund to zero and added to the Core Ultra Short allocation, given that market volatility resulting from the spread of COVID-19 created significant opportunities in areas of the fixed income market other than what the Conservative Income allocation targeted. At the end of the reporting period, the Fund was allocated to two strategies managed by two Sub-Advisers as follows:

PORTFOLIO ALLOCATION***
Core Ultra Short (BlackRock)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

DECEMBER 31, 2020	SIX CIRCLES TRUST	3

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited) (continued)

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income market, with approximately 91% of the Fund invested in instruments with maturities of three years and under as of December 31, 2020.

The Adviser allocates to the two Sub-Advisers with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2020, invests in a diversified fixed income portfolio on the shorter end of the U.S. fixed income market, balancing income against credit quality, within the context of the broader Portfolios.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2020, has a broad investment universe, seeking total return opportunities within the global fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (July 9, 2018)
Six Circles Ultra Short Duration Fund	2.05%	5.73%

GROWTH OF $10,000 REPORT (07/9/18 TO 12/31/20)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.41% and 0.25% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Ultra Short Duration Fund and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index from July 9, 2018 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of Treasury securities and is selected by a Market Value process. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

4	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	1.81%
iMoneyNet Tax-Free National Institutional Money Market Index	0.40%

Net Assets as of 12/31/2020 (In Thousands)	$568,826
Duration	0.77 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. Invests at least 50% of its net assets in municipal securities, the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments. Allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)*
•	Mellon Investments Corporation (“Mellon”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(*During the reporting period, the Adviser has reduced Goldman’s allocated portion and strategy of the Fund to zero)

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2020 through December 31, 2020 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the iMoneyNet Tax-Free National Institutional Money Market (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Municipal Bonds and Investment Grade Credit were the largest sector exposures in the Fund on a look-through basis and comprised approximately 70% and 10% of the Fund, respectively, at the end of the reporting period. Both of these exposures contributed to the Fund’s performance on an absolute basis.

On an allocation level, both of the Fund’s allocations — Global Markets and Core Municipal Ultra Short — contributed to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the start of the reporting period, the Fund was allocated to three Sub-Advisers across various sectors, credit ratings, maturity buckets, and regional exposures. During the reporting period, the Adviser reduced the Municipal Conservative Income allocation of the Fund to zero and added to the Core Municipal Ultra Short allocation, given that market volatility resulting from the spread of COVID-19 created significant opportunities in areas of the fixed income market other than what the Municipal Conservative Income allocation targeted. At the end of the reporting period, the Fund was allocated to two strategies managed by two Sub-Advisers as follows:

PORTFOLIO ALLOCATION***
Core Municipal Ultra Short (Mellon)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested

DECEMBER 31, 2020	SIX CIRCLES TRUST	5

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited) (continued)

into the more liquid segments of the fixed income market, with approximately 97% of the Fund invested into instruments with maturities of three years and under as of December 31, 2020.

The Adviser allocates to the two Sub-Advisers with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Municipal Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2020, invests in a diversified fixed income portfolio on the shorter end of the U.S. municipal fixed income market, balancing income against credit quality, within the context of the broader portfolio.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2020, has a broad investment universe, seeking total return opportunities within the global taxable fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (July 9, 2018)
Six Circles Tax Aware Ultra Short Duration Fund	1.81%	4.32%

GROWTH OF $10,000 REPORT (07/9/18 TO 12/31/20)

2)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.37% and 0.21% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Ultra Short Duration Fund and the iMoneyNet Tax-Free National Institutional Money Market Index from July 9, 2018 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the iMoneyNet Tax-Free National Institutional Money Market Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The iMoneyNet Tax-Free National Institutional Money Market Index is an average of all tax-free and municipal, U.S.-domiciled institutional and retail money market funds. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

6	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	27.64%
MSCI USA Index	21.37%

Net Assets as of 12/31/2020 (In Thousands)	$13,064,418

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles U.S. Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. Invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2020 through December 31, 2020 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Industrials, Financials and Communication Services sectors comprised approximately 56% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, all the three sectors contributed to the Fund’s performance on an absolute basis, as well as relative to the Index.

Information Technology and Consumer Discretionary sectors comprised approximately 23% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. Both sectors contributed to the Fund’s performance on an absolute basis. While Consumer Discretionary positioning relative to the Index contributed, relative positioning in Information Technology detracted.

The allocation to Dividend Growth, which the Adviser initiated as a way to obtain exposure to companies capable of consistently raising their dividend payments, was the largest detractor from the Fund’s return. The Adviser eliminated the allocation to Dividend Growth during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to thirteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows:

PORTFOLIO ALLOCATION***
USA	19%
U.S. Financials	16
U.S. Interactive Media & Services	12
U.S. Industrials	9
U.S. Pharmaceuticals	8
U.S. Air Freight & Logistics	6
U.S. Machinery	6
U.S. Software	6
U.S. Beverages	5
U.S. Biotechnology	4
U.S. Automobiles	3
U.S. Internet Retail	3
U.S. Semi & Semi Equip	3

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

DECEMBER 31, 2020	SIX CIRCLES TRUST	7

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited) (continued)

Allocation to Broad USA comprised approximately 19% of the Fund as of December 31, 2020. Within the context of the broader Portfolios, the Adviser believes that the allocation provides ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocation to the U.S. Financials comprised approximately 16% of the Fund as of December 31, 2020. The Adviser believes in capital adequacy and dividend sustainability in the sector, and has conviction in the position given compelling valuations and more realistic market expectations about potential credit costs and buybacks.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 12% of the Fund as of December 31, 2020. The Adviser believes in the opportunities available in the cloud market and see potential for continued strength in earnings growth.

Allocation to the U.S. Industrials was approximately 9% of the Fund as of December 31, 2020. The Adviser believes that the Industrials are built on cyclical exposures that would benefit from economic recovery and growth.

Allocation to U.S. Pharmaceuticals and U.S. Biotechnology comprised approximately 8% and 4% of the Fund respectively, as of December 31, 2020. The Adviser believes that the market is overestimating the risks that potential policy changes may have, given the industry’s long-term growth tailwinds.

Allocation to U.S. Machinery, which is a sub-industry of the Industrials sector, is comprised of concentrated exposure to companies in which the Adviser has high conviction. The allocation was approximately 6% of the Fund as of December 31, 2020.

The Adviser believes that allocation to U.S. Air Freight & Logistics has benefited from COVID-19 given e-commerce networks. This allocation comprised approximately 6% of the Fund as of December 31, 2020.

Allocation to U.S. Software and U.S. Internet Retail provides what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto Cloud-based platforms. These exposures collectively comprised approximately 9% of the Fund as of December 31, 2020.

Allocation to U.S. Beverages was approximately 5% of the Fund’s exposure as of December 31, 2020 and reflects the Adviser’s belief that major players of this sector are going through structural changes and are set to improve free cash flow conversion.

The Adviser believes that allocation to U.S. Semis & Semi Equipment industries are attractive after the valuations have become more reasonable. This allocation comprised approximately 3% of the Fund as of December 31, 2020.

The Adviser believes that allocation to U.S. Automobiles helps target direct exposure to a concentrated segment of the market in order to manage risk related to the sector. This allocation comprised approximately 3% of the Fund as of December 31, 2020.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (July 9, 2018)
Six Circles U.S. Unconstrained Equity Fund	27.64%	44.91%

GROWTH OF $10,000 REPORT (07/9/18 TO 12/31/20)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

8	SIX CIRCLES TRUST	DECEMBER 31, 2020

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.29% and 0.08% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles U.S. Unconstrained Equity Fund and the MSCI USA Index from July 9, 2018 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2020	SIX CIRCLES TRUST	9

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	6.17%
MSCI World ex USA Index	7.59%

Net Assets as of 12/31/2020 (In Thousands)	$8,621,638

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles International Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. Invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. Primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2020 through December 31, 2020 (the “reporting period”), the Fund posted a positive return on an absolute basis, and underperformed the MSCI World ex USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Information Technology, Utilities and Health Care sectors comprised approximately 48% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. All three sectors contributed to the Fund’s performance on an absolute basis. While Information Technology and Utilities contributed, Health Care detracted from the Fund’s performance relative to the Index.

Consumer Discretionary and Materials sectors comprised approximately 8% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. Both sectors contributed to the Fund’s performance on an absolute basis but detracted relative to index.

The allocation to European Mid Cap detracted from the Fund’s return on an absolute basis during the reporting period. The allocation to European Mid Cap was removed by the Adviser during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to eleven strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows:

PORTFOLIO ALLOCATION***
Europe Pharmaceuticals	18%
Europe Industrials	17
Europe Insurance	12
Europe ex-UK Utilities	10
Korea Tech Hardware Storage and Peripherals	10
Broad UK	8
Europe Info Technology	7
Europe	6
Emerging Markets	4
Europe Automobiles	4
Europe Food, Beverage &Tobacco	4

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

Allocation to Europe Pharmaceuticals comprised approximately 18% of the Fund as of December 31, 2020 and provides what the Adviser believes to be a defensive exposure with attractive fundamentals, within the context of the broader Portfolios.

10	SIX CIRCLES TRUST	DECEMBER 31, 2020

Allocation to the Europe Industrials was approximately 17% of the Fund as of December 31, 2020. The Adviser believes that the Industrials sector is built on cyclical exposures that would benefit from economic recovery.

The Adviser believes that the Europe Insurance allocation allows the portfolios to be broadly underweight European Equities but allow the portfolios to target an overall overweight to European Insurance. This allocation was approximately 12% of the Fund as of December 31, 2020.

The Adviser believes that allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 10% of the Fund as of December 31, 2020.

The Adviser believes that the allocation to Korea Technology Hardware, Software and Peripherals provides exposure to a strong player within the global technology supply chain. The allocation was approximately 10% of the Fund as of December 31, 2020.

Allocation to Broad UK comprised approximately 8% of the Fund as of December 31, 2020. Within the context of the broader Portfolios, the Adviser believes that the allocation is poised to recover with clarity around Brexit and as COVID-19 subsides.

Allocation to Europe Information Technology, which allows the Adviser to access broad European Technology within the Technology sector, was approximately 7% of the Fund as of December 31, 2020.

Allocation to Broad Europe comprised approximately 6% of the Fund as of December 31, 2020. Within the context of the broader Portfolios, the Adviser believes that the allocation provides ability to tactically allocate to broad Europe large cap exposure and use as a potential funding source for future targeted allocations.

The Adviser believes that the valuations of Emerging Markets look reasonable and the prospects for growth have improved. The sector has become less dependent on commodity-based industries like energy and is gaining more technology exposure. This allocation was approximately 4% of the Fund as of December 31, 2020.

The Adviser believes that allocation to Europe Automobiles is expected to perform well as the economy recovers. The focus on electric vehicles are likely to be a tailwind. This allocation comprised approximately 4% of the Fund as of December 31, 2020.

The Adviser believes that allocation to Europe Food, Beverage & Tobacco serves as a defensive anchor in the broader Portfolios, with better fundamentals and valuations than many other defensive exposures. This allocation was approximately 4% of the Fund as of December 31, 2020.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (July 9, 2018)
Six Circles International Unconstrained Equity Fund	6.17%	4.99%

GROWTH OF $10,000 REPORT (07/9/18 TO 12/31/20)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.33% and 0.13% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

DECEMBER 31, 2020	SIX CIRCLES TRUST	11

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited) (continued)

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles International Unconstrained Equity Fund and the MSCI World ex-USA Index from July 9, 2018 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1016 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Global Bond Fund

FUND COMMENTARY

Period May 19, 2020 (Fund Inception Date) Through December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	2.67%
Bloomberg Barclays Global-Aggregate Index - Hedged USD	2.68%

Net Assets as of 12/31/2020 (In Thousands)	$6,619,708
Duration	6.30 years

INVESTMENT OBJECTIVES AND STRATEGY**

Seeks to provide total return. Invests mainly in a global portfolio of investment grade fixed income securities with varying maturities mainly across government, corporate, and securitized fixed income sectors. The fund will also allocate across a number of different countries around the world.

INVESTMENT APPROACH

The Fund was launched on May 19, 2020. J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	PGIM, Inc. (“PGIM”)

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Since its launch on May 19, 2020 through December 31, 2020, the Fund posted a positive return on an absolute basis, and performed in line with the Bloomberg Barclays Global Aggregate Index (the “Hedged Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Government Bonds were the largest sector exposure in the Fund on a look-through basis and comprised approximately 42% of the Fund at the end of the reporting period, with the Fund being underweight this sector relative to the Index. Core Bonds contributed to the Fund’s performance on an absolute basis during the reporting period.

Emerging Market Debt comprised approximately 6% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being underweight this sector relative to the Index. During the reporting period, exposure to Emerging Markets Debt contributed to the Fund’s performance on an absolute basis.

On an allocation level, the Fund’s allocation to Global Credit was the largest contributor, while the allocation to U.S. Government was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to ten strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Asian Pacific Government (BlackRock)	40%
Global Credit (PGIM)	10
Global Securitized (PIMCO)	10
Pan-European Government (BlackRock)	9
Pan-European Credit (BlackRock)	8
U.S. Government (BlackRock)	8
U.S. Securitized (BlackRock)	8
Global Government (PGIM)	5
Pan-European Securitized (BlackRock)	1
U.S. Credit (BlackRock)	1

*	As the Fund launched on May 19, 2020, its performance history is limited and may not reflect how the Fund will perform over longer periods. The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

Allocations to Asia Pacific Government and Pan-European Government comprised approximately 49% of the Fund as of December 31, 2020 and provide what the Adviser believes is a low tracking error, tactical way to allocate to government bonds within these regions.

DECEMBER 31, 2020	SIX CIRCLES TRUST	13

Six Circles Global Bond Fund

FUND COMMENTARY

Period May 19, 2020 (Fund Inception Date) Through December 31, 2020 (Unaudited) (continued)

Allocation to Global Credit and Pan European Credit comprised approximately 18% of the Fund as of December 31, 2020, and provides what the Adviser believes to be a full tracking error, flexible access point to a broad of global corporate bonds across different regions, sectors, and credit qualities.

Allocation to Global Securitized and Pan European Securitized comprised approximately 11% of the Fund as of December 31, 2020 and provides what the Adviser believes to be full tracking error, flexible access to a broad range of securitized debt across different regions, sectors, and credit qualities.

The Adviser believes that the allocation to Global Government provides full tracking error access to a broad range of government bonds across different regions. The allocation was approximately 5% of the Fund as of December 31, 2020.

Allocations to U.S. Credit, U.S. Government, and U.S. Securitized each comprised approximately 17% of the Fund as of December 31, 2020. These allocations provide what the Adviser believes is a low tracking error, tactical way to allocate within these sectors.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
Since Inception (May 19, 2020)
Six Circles Global Bond Fund	2.67%

GROWTH OF $10,000 REPORT (05/19/20 TO 12/31/20)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.42% and 0.25% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Global Bond Fund and the Bloomberg Barclays Global-Aggregate Index - Hedged USD from May 19, 2020 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Global-Aggregate Index - Hedged USD does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investmentgrade fixed income markets. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

14	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Bond Fund

FUND COMMENTARY

Period May 19, 2020 (Fund Inception Date) Through December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	5.03%
Bloomberg Barclays 1-15 Year Municipal Bond Index	4.00%

Net Assets as of 12/31/2020 (In Thousands)	$5,029,650
Duration	4.66 years

INVESTMENT OBJECTIVES AND STRATEGY**

Seeks to provide after-tax total return. Invests at least 50% in municipal securities (across varying maturity ranges), the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	Capital International Inc. (“Capital Group”)
•	Nuveen Asset Management, LLC (“Nuveen”)
•	Wells Capital Management Incorporated (“WellsCap”)

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Since its launch on May 19, 2020 through December 31, 2020, the Fund posted positive returns on an absolute basis, but outperformed relative to the Bloomberg Barclays Municipal Bond Blend 1-15 Year Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Municipal Bonds were the largest sector exposure in the Fund on a look-through basis and comprised approximately 90% of the Fund at the end of the reporting period. This sector contributed to the Fund’s performance on an absolute basis during the reporting period.

High Yield Municipal Bonds were approximately 2% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being underweight this sector relative to the Index. During the reporting period, exposure to High Yield Municipal Bonds contributed to the Fund’s performance on an absolute basis.

On an allocation level, the Municipal allocation managed by Nuveen was the largest contributor, the Long Duration Municipal allocation was a detractor on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to five strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Municipals (Nuveen)	30%
Municipals (WellsCap)	30
Short Duration Municipal (Capital Group)	26
Intermediate Duration Municipal (Capital Group)	8
Long Duration Municipal (Capital Group)	6

*	As the Fund launched on May 19, 2020, its performance history is limited and may not reflect how the Fund will perform over longer periods. The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

DECEMBER 31, 2020	SIX CIRCLES TRUST	15

Six Circles Tax Aware Bond Fund

FUND COMMENTARY

Period May 19, 2020 (Fund Inception Date) Through December 31, 2020 (Unaudited) (continued)

Allocations to Short Duration Municipal, Intermediate Duration Municipal and Long Duration Municipal comprised approximately 26%, 8% and 6% of the Fund, respectively, as of December 31, 2020. These allocations provide what the Adviser believes to be low tracking error, flexible access points to municipal debt within short and intermediate maturity ranges.

The Adviser believes that the allocations to Municipal strategies sub-advised by Nuveen and WellsCap provide full tracking error, flexible access to a broad range of municipals across different sectors and credit qualities. Each of these allocations were approximately 30% of the Fund as of December 31, 2020.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
Since Inception (May 19, 2020)
Six Circles Tax Aware Bond Fund	5.03%

GROWTH OF $10,000 REPORT (05/19/20 TO 12/31/20)

2)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.39% and 0.24% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Bond Fund and the Bloomberg Barclays 1-15 Year Municipal Bond Index from May 19, 2020 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-15 Year Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

16	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Credit Opportunities Fund

FUND COMMENTARY

Period August 19, 2020 (Fund Inception Date) through December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	4.11%
Bloomberg Barclays US Intermediate Corporate Bond Index	1.73%

Net Assets as of 12/31/2020 (In Thousands)	$1,076,525
Duration	3.33 years

INVESTMENT OBJECTIVES AND STRATEGY**

Seeks to provide total return. Invests mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	Federated Investment Management Company (“Federated”)
•	PGIM, INC. (“PGIM”)
•	Lord Abbett & Co, LLC (“Lord Abbett”)*

*	During the reporting period, the Adviser has not allocated assets to Lord Abbett.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Since its launch on August 19, 2020 through December 31, 2020 (the “reporting period”), the Fund posted positive return on an absolute basis, and outperformed relative to the Bloomberg Barclays US Intermediate Corporate Bond Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, High Yield was the largest sector exposure in the Fund on a look-through basis and comprised approximately 90% of the Fund at the end of the reporting period. This sector contributed to the Fund’s performance on an absolute basis during the reporting period.

Investment Grade Corporate Bonds was the largest sector underweight, with approximately 5% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, exposure to Investment Grade Corporate Bonds contributed to the Fund’s performance on an absolute basis.

HOW WAS THE FUND POSITIONED?

As the Fund was launched on August 19, 2020, changes to the Fund were limited given the brief reporting period. At the end of the reporting period, the Fund was allocated to three Sub-Advisers across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
High Yield (BlackRock)	38%
High Yield (PGIM)	37
High Yield (Federated)	25

*	As the Fund launched on August 19, 2020, its performance history is limited and may not reflect how the Fund will perform over longer periods. The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

Allocations to High Yield managed by BlackRock comprised approximately 38% of the Fund as of December 31, 2020. The Adviser believes that the allocation provides flexibility in the portfolio construction process for adjusting credit quality and sector allocations in response to market movements.

Allocations to High Yield managed by PGIM comprised approximately 37% of the Fund as of December 31, 2020. This allocation provides what the Adviser believes to be a broader market exposure, with potential ability to offer excess returns without taking large sector or credit rating bets.

DECEMBER 31, 2020	SIX CIRCLES TRUST	17

Six Circles Credit Opportunities Fund

FUND COMMENTARY

Period August 19, 2020 (Fund Inception Date) through December 31, 2020 (Unaudited) (continued)

The allocation to High Yield managed by Federated comprised approximately 25% of the Fund as of December 31, 2020 and provides what the Adviser believes to be a more focused exposure to CCC or B-rated names.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
Since Inception (August 19, 2020)
Six Circles Credit Opportunities Fund	4.11%

GROWTH OF $10,000 REPORT

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.91% and 0.39% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on August 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Credit Opportunities Fund and The Bloomberg Barclays Intermediate Corporate Total Return Bond Index from August 19, 2020 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Intermediate Corporate Total Return Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays Intermediate Corporate Total Return Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

18	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — 13.6%
Anchorage Capital CLO Ltd., (Cayman Islands),
Series 2015-7A, Class AR2, (ICE LIBOR USD 3 Month + 1.09%), 1.31%, 01/28/2031 (e) (aa)		577	574
Series 2016-8A, Class AR, (ICE LIBOR USD 3 Month + 1.00%), 1.22%, 07/28/2028 (e) (aa)		1,646	1,641
Apidos CLO XXI, (Cayman Islands), Series 2015-21A, Class A1R, (ICE LIBOR USD 3 Month + 0.93%), 1.15%, 07/18/2027 (e) (aa)		951	949
Atlas Senior Loan Fund III Ltd., (Cayman Islands), Series 2013-1A, Class AR, (ICE LIBOR USD 3 Month + 0.83%), 1.05%, 11/17/2027 (e) (aa)		464	460
Atrium XII, (Cayman Islands), Series 12A, Class AR, (ICE LIBOR USD 3 Month + 0.83%), 1.05%, 04/22/2027 (e) (aa)		955	951
B2R Mortgage Trust, Series 2016-1, Class A, 2.57%, 06/15/2049 (e)		718	718
Battalion CLO Ltd., (Cayman Islands), Series 2020-18A, Class A1, (ICE LIBOR USD 3 Month + 1.80%), 2.03%, 10/15/2032 (e) (aa)		1,000	1,002
Battalion CLO X Ltd., (Cayman Islands), Series 2016-10A, Class A1R, (ICE LIBOR USD 3 Month + 1.25%), 1.46%, 01/24/2029 (e) (aa)		1,500	1,500
Birch Grove CLO Ltd., (Cayman Islands), Series 19A, Class A, (ICE LIBOR USD 3 Month + 1.49%), 1.71%, 06/15/2031 (e) (aa)		2,000	2,000
BlueMountain CLO Ltd., (Cayman Islands), Series 2012-2A, Class AR2, (ICE LIBOR USD 3 Month + 1.05%), 1.27%, 11/20/2028 (e) (aa)		2,100	2,096
BMW Canada Auto Trust, (Canada),
Series 2019-1A, Class A1, 2.15%, 10/20/2021 (e)	CAD	181	142
Series 2020-1A, Class A1, 1.96%, 09/20/2022 (e)	CAD	1,321	1,045
Burnham Park CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 1.37%, 10/20/2029 (e) (aa)		500	497
CBAM Ltd., (Cayman Islands), Series 2017-3A, Class A, (ICE LIBOR USD 3 Month + 1.23%), 1.45%, 10/17/2029 (e) (aa)		1,140	1,139
Chesapeake Funding II LLC,
Series 2018-2A, Class A1, 3.23%, 08/15/2030 (e)		906	926
Series 2019-1A, Class A1, 2.94%, 04/15/2031 (e)		821	834
Series 2020-1A, Class A2, (ICE LIBOR USD 1 Month + 0.65%), 0.81%, 08/16/2032 (e) (aa)		987	989

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

CIFC Funding Ltd., (Cayman Islands), Series 2014-5A, Class A1R2, (ICE LIBOR USD 3 Month + 1.20%), 1.42%, 10/17/2031 (e) (aa)		750	749
CNH Equipment Trust, Series 2020-A, Class A2, 1.08%, 07/17/2023		960	963
Drive Auto Receivables Trust, Series 2019-4, Class A3, 2.16%, 05/15/2023		608	610
DT Auto Owner Trust, Series 2020-3A, Class A, 0.54%, 04/15/2024 (e)		1,591	1,594
Enterprise Fleet Financing LLC,
Series 2018-2, Class A2, 3.14%, 02/20/2024 (e)		439	442
Series 2019-3, Class A2, 2.06%, 05/20/2025 (e)		1,233	1,254
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)		800	803
Ford Auto Securitization Trust, (Canada), Series 2019-BA, Class A2, 2.32%, 10/15/2023 (e)	CAD	913	726
Ford Credit Auto Lease Trust, Series 2020-B, Class A2B, (ICE LIBOR USD 1 Month + 0.26%), 0.42%, 12/15/2022 (aa)		1,250	1,251
Ford Credit Floorplan Master Owner Trust A,
Series 2018-3, Class A2, (ICE LIBOR USD 1 Month + 0.40%), 0.56%, 10/15/2023 (aa)		3,000	3,006
Series 2019-1, Class A, 2.84%, 03/15/2024		1,400	1,443
Series 2019-3, Class A2, (ICE LIBOR USD 1 Month + 0.60%), 0.76%, 09/15/2024 (aa)		2,480	2,496
Series 2020-1, Class A1, 0.70%, 09/15/2025		1,400	1,410
Galaxy XXIII CLO Ltd., (Cayman Islands), Series 2017-23A, Class A, (ICE LIBOR USD 3 Month + 1.28%), 1.49%, 04/24/2029 (e) (aa)		720	720
Home Equity Asset Trust, Series 2005-8, Class M1, (ICE LIBOR USD 1 Month + 0.43%), 0.58%, 02/25/2036 (aa)		940	938
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3, 3.16%, 01/17/2023		484	492
HPS Loan Management Ltd., (Cayman Islands), Series 14A-19, Class A1, (ICE LIBOR USD 3 Month + 1.27%), 1.48%, 07/25/2030 (e) (aa)		2,000	2,000
ICG US CLO Ltd., (Cayman Islands), Series 2015-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.14%), 1.36%, 10/19/2028 (e) (aa)		1,000	999
John Deere Owner Trust, Series 2020-B, Class A2, 0.41%, 03/15/2023		1,690	1,691
KVK CLO Ltd., (Cayman Islands), Series 2018-1A, Class A, (ICE LIBOR USD 3 Month + 0.93%), 1.15%, 05/20/2029 (e) (aa)		430	429
Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, SUB, 3.75%, 04/25/2059 (e)		248	251
Marlette Funding Trust, Series 2018-4A, Class A, 3.71%, 12/15/2028 (e)		100	100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	19

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Navient Private Education Loan Trust, Series 2017-A, Class A2B, (ICE LIBOR USD 1 Month + 0.90%), 1.06%, 12/16/2058 (e) (aa)	754	753
Nelnet Student Loan Trust, Series 2019-2A, Class A, (ICE LIBOR USD 1 Month + 0.90%), 1.05%, 06/27/2067 (e) (aa)	1,207	1,210
Neuberger Berman Loan Advisers CLO Ltd., (Cayman Islands), Series 2017-26A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 1.39%, 10/18/2030 (e) (aa)	1,900	1,898
Oscar US Funding X LLC, (Japan), Series 2019-1A, Class A2, 3.10%, 04/11/2022 (e)	287	288
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)	300	314
OZLM XII Ltd., (Cayman Islands), Series 2015-12A, Class A1R, (ICE LIBOR USD 3 Month + 1.05%), 1.26%, 04/30/2027 (e) (aa)	212	212
OZLM XIV Ltd., (Cayman Islands), Series 2015-14A, Class A1AR, (ICE LIBOR USD 3 Month + 1.16%), 1.40%, 01/15/2029 (e) (aa)	655	653
Palmer Square Loan Funding Ltd., (Cayman Islands), Series 2018-5A, Class A1, (ICE LIBOR USD 3 Month + 0.85%), 1.07%, 01/20/2027 (e) (aa)	1,156	1,150
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 0.94%, 07/25/2035 (aa)	1,629	1,625
Regatta Funding LP, (Cayman Islands), Series 2013-2A, Class A1R2, (ICE LIBOR USD 3 Month + 1.25%), 1.49%, 01/15/2029 (e) (aa)	600	600
SLM Student Loan Trust,
Series 2003-10A, Class A3, (ICE LIBOR USD 3 Month + 0.47%), 0.69%, 12/15/2027 (e) (aa)	1,032	1,032
Series 2004-10, Class A7B, (ICE LIBOR USD 3 Month + 0.60%), 0.81%, 10/25/2029 (e) (aa)	1,688	1,684
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 2.98%, 07/15/2027 (e)	742	755
Series 2016-B, Class A2B, (ICE LIBOR USD 1 Month + 1.45%), 1.61%, 02/17/2032 (e) (aa)	1,231	1,250
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)	871	895
Series 2020-PTA, Class A1, (ICE LIBOR USD 1 Month + 0.30%), 0.45%, 09/15/2054 (e) (aa)	1,390	1,388
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)	700	707
Series 2020-PTB, Class A1, (ICE LIBOR USD 1 Month + 0.30%), 0.45%, 09/15/2054 (e) (aa)	1,166	1,165

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

SoFi Consumer Loan Program Trust,
Series 2019-1, Class A, 3.24%, 02/25/2028 (e)	150	151
Series 2019-3, Class A, 2.90%, 05/25/2028 (e)	288	291
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B, 2.36%, 12/27/2032 (e)	666	675
SoFi Professional Loan Program Trust, Series 2020-A, Class A1FX, 2.06%, 05/15/2046 (e)	1,710	1,723
Sound Point CLO XV Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 1.36%, 01/23/2029 (e) (aa)	500	499
Springleaf Funding Trust, Series 2017-AA, Class A, 2.68%, 07/15/2030 (e)	305	305
TCI-Symphony CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR, (ICE LIBOR USD 3 Month + 1.16%), 1.38%, 10/13/2029 (e) (aa)	265	265
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)	1,500	1,545
Venture XVIII CLO Ltd., (Cayman Islands), Series 2014-18A, Class AR, (ICE LIBOR USD 3 Month + 1.22%), 1.46%, 10/15/2029 (e) (aa)	2,100	2,096
Venture XXIV CLO Ltd., (Cayman Islands), Series 2016-24A, Class AR, (ICE LIBOR USD 3 Month + 1.18%), 1.40%, 10/20/2028 (e) (aa)	105	105
Verizon Owner Trust, Series 2020-A, Class A1B, (ICE LIBOR USD 1 Month + 0.27%), 0.42%, 07/22/2024 (aa)	520	521
Voya CLO Ltd., (Cayman Islands),
Series 2015-2A, Class AR, (ICE LIBOR USD 3 Month + 0.97%), 1.18%, 07/23/2027 (e) (aa)	725	723
Series 2018-3A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 1.39%, 10/15/2031 (e) (aa)	1,150	1,148
VOYA CLO, (Cayman Islands), Series 2017-2A, Class A1, (ICE LIBOR USD 3 Month + 1.21%), 1.45%, 06/07/2030 (e) (aa)	270	270
WhiteHorse VIII Ltd., (Cayman Islands), Series 2014-1A, Class AR, (ICE LIBOR USD 3 Month + 0.90%), 1.11%, 05/01/2026 (e) (aa)	33	33
World Omni Select Auto Trust, Series 2020-A, Class A2, 0.47%, 06/17/2024	700	701

Total Asset-Backed Securities (Cost $70,042)		70,460

Certificates of Deposit — 1.2%

Financial — 1.2%

Banks — 1.2%
Credit Suisse AG, (Switzerland), (United States SOFR + 0.30%), 0.38%, 09/17/2021 (aa)	3,000	3,002

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Certificates of Deposit — continued
Banks — continued
Sumitomo Mitsui Banking Corp., (Japan), 0.70%, 07/15/2022		3,000	3,003

Total Financial			6,005

Total Certificates of Deposit (Cost $6,000)			6,005

Collateralized Mortgage Obligations — 4.1%
Brass NO 8 plc, (United Kingdom), Series 8A, Class A1, (ICE LIBOR USD 3 Month + 0.70%), 0.92%, 11/16/2066 (e) (aa)		198	199
Canterbury Finance No 1 plc, (United Kingdom), Series 1, Class A2, Reg. S, (SONIA Deposit Rates Swap 3 Month + 1.35%), 1.40%, 05/16/2056 (aa)	GBP	1,000	1,365
COLT Mortgage Loan Trust, Series 2020-1R, Class A1, 1.26%, 09/25/2065 (e) (z)		422	422
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.49%, 08/26/2058 (e)		265	266
FHLMC REMICS,
Series 4950, Class A, 2.50%, 06/25/2034		262	262
Series 4961, Class LA, 2.50%, 07/25/2034		366	367
Finsbury Square plc, (United Kingdom),
Series 2018-2, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.95%), 0.99%, 09/12/2068 (aa)	GBP	361	494
Series 2019-3, Class A, Reg. S, (SONIA Deposit Rates Swap 3 Month + 1.01%), 1.06%, 12/16/2069 (aa)	GBP	270	370
Series 2020-2A, Class A, (SONIA Deposit Rates Swap 3 Month + 1.30%), 0.00%, 06/16/2070 (e) (aa)	GBP	474	652
FNMA REMICS, Series 2020-29, Class FC, (ICE LIBOR USD 1 Month + 0.80%), 0.95%, 05/25/2050 (aa)		2,836	2,850
GCAT LLC, Series 2020-3, Class A1, SUB, 2.98%, 09/25/2025 (e)		1,456	1,471
GNMA,
Series 2015-H04, Class FA, (ICE LIBOR USD 1 Month + 0.65%), 0.79%, 12/20/2064 (aa)		1,778	1,791
Series 2017-121, Class PE, 3.00%, 07/20/2046		1,021	1,044
Series 2018-H18, Class FC, (ICE LIBOR USD 1 Month + 0.35%), 0.49%, 08/20/2065 (aa)		2,406	2,403
Series 2019-54, Class KF, (ICE LIBOR USD 1 Month + 0.42%), 0.57%, 05/20/2044 (aa)		846	847
Jupiter plc, (United Kingdom), Series 1A, Class A, (SONIA Deposit Rates Swap 3 Month + 0.90%), 0.00%, 06/01/2060 (e) (aa) (bb) (cc)	GBP	200	271
Lanark Master Issuer plc, (United Kingdom), Series 2019-1A, Class 1A1, (ICE LIBOR USD 3 Month + 0.77%), 1.03%, 12/22/2069 (e) (aa)		950	952

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

London Wall Mortgage Capital plc, (United Kingdom), Series 2017-FL1, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.85%), 0.90%, 11/15/2049 (aa)	GBP	75	103
New Residential Mortgage Loan Trust, Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		193	209
Polaris RMBS, (United Kingdom), Series 2019-1, Class A, Reg. S, (SONIA Deposit Rates Swap 1 Month + 1.25%), 1.30%, 04/27/2057 (aa)	GBP	662	908
Ripon Mortgages plc, (United Kingdom), Series 1X, Class A1, Reg. S, (ICE LIBOR GBP 3 Month + 0.80%), 0.85%, 08/20/2056 (aa)	GBP	195	267
Sage AR Funding No 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Deposit Rates Swap 3 Month + 1.25%), 0.00%, 11/17/2030 (e) (aa)	GBP	800	1,094
Silverstone Master Issuer plc, (United Kingdom), Series 2019-1A, Class 1A, (ICE LIBOR USD 3 Month + 0.57%), 0.78%, 01/21/2070 (e) (aa)		144	144
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		887	893
Series 2020-INV1, Class A1, 1.03%, 11/25/2055 (e) (z)		460	460
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Deposit Rates Swap 3 Month + 0.90%), 0.95%, 07/20/2045 (e) (aa)	GBP	817	1,116
Trinity Square plc, (United Kingdom), Series 2015-1X, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 1.15%), 1.20%, 07/15/2051 (aa)	GBP	121	166

Total Collateralized Mortgage Obligations (Cost $20,900)			21,386

Commercial Mortgage-Backed Securities — 4.1%
AREIT Trust,
Series 2018-CRE2, Class A, (ICE LIBOR USD 1 Month + 0.98%), 1.13%, 11/14/2035 (e) (aa)		895	888
Series 2019-CRE3, Class A, (ICE LIBOR USD 1 Month + 1.02%), 1.17%, 09/14/2036 (e) (aa)		500	493
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class A, (ICE LIBOR USD 1 Month + 1.05%), 1.21%, 04/15/2036 (e) (aa)		400	389
BX Commercial Mortgage Trust, Series 2018-IND, Class A, (ICE LIBOR USD 1 Month + 0.75%), 0.91%, 11/15/2035 (e) (aa)		1,341	1,341
COMM, Series 2013-GAM, Class A2, 3.37%, 02/10/2028 (e)		1,500	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	21

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
COMM Mortgage Trust,
Series 2014-UBS2, Class ASB, 3.47%, 03/10/2047	1,265	1,319
Series 2015-CR23, Class A2, 2.85%, 05/10/2048	579	583
Series 2015-CR27, Class A2, 2.22%, 10/10/2048	125	125
Series 2015-LC19, Class A2, 2.79%, 02/10/2048	434	434
Series 2015-LC19, Class ASB, 3.04%, 02/10/2048	485	509
GPMT Ltd., (Cayman Islands), Series 2018-FL1, Class A, (ICE LIBOR USD 1 Month + 0.90%), 1.05%, 11/21/2035 (e) (aa)	197	196
Grace Mortgage Trust, Series 2014-GRCE, Class A, 3.37%, 06/10/2028 (e)	1,000	1,000
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	978	1,007
Series 2013-GC14, Class A3, 3.53%, 08/10/2046	147	147
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class ASB, 3.91%, 07/15/2046 (z)	187	194
Series 2013-C11, Class AAB, 3.85%, 08/15/2046	550	572
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A3, 2.99%, 03/15/2045	74	74
Series 2012-C4, Class AS, 3.77%, 03/15/2045	1,400	1,439
Series 2014-CPT, Class A, 3.35%, 07/13/2029 (e)	1,500	1,511
Series 2019-PLND, Class A, (ICE LIBOR USD 1 Month + 1.00%), 1.16%, 05/15/2036 (e) (aa)	700	676
PFP Ltd., (Cayman Islands), Series 2019-5, Class A, (ICE LIBOR USD 1 Month + 0.97%), 1.12%, 04/14/2036 (e) (aa)	934	924
Rosslyn Portfolio Trust, Series 2017-ROSS, Class B, (ICE LIBOR USD 1 Month + 1.25%), 2.24%, 06/15/2033 (e) (aa)	388	389
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class AAB, 3.19%, 01/10/2045	326	328
VMC Finance LLC, Series 2018-FL2, Class A, (ICE LIBOR USD 1 Month + 0.92%), 1.07%, 10/15/2035 (e) (aa)	701	697
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class ASB, 2.53%, 10/15/2045	752	761
Series 2013-LC12, Class A3FL, (ICE LIBOR USD 1 Month + 1.05%), 1.20%, 07/15/2046 (e) (aa)	1,000	1,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Series 2015-NXS2, Class A2, 3.02%, 07/15/2058	423	432
Series 2016-NXS5, Class A2, 2.71%, 01/15/2059	61	61
WFRBS Commercial Mortgage Trust,
Series 2012-C9, Class A3, 2.87%, 11/15/2045	1,654	1,696
Series 2013-C12, Class ASB, 2.84%, 03/15/2048	796	814

Total Commercial Mortgage-Backed Securities (Cost $21,481)		21,427

Corporate Bonds — 53.6%

Basic Materials — 0.9%

Chemicals — 0.9%
LYB International Finance III LLC, (ICE LIBOR USD 3 Month + 1.00%), 1.24%, 10/01/2023 (aa)	2,400	2,404
Nutrition & Biosciences, Inc., 0.70%, 09/15/2022 (e)	2,400	2,407

Total Basic Materials		4,811

Communications — 1.3%

Media — 1.3%
Charter Communications Operating LLC / Charter Communications Operating Capital,
(ICE LIBOR USD 3 Month + 1.65%), 1.86%, 02/01/2024 (aa)	1,000	1,025
4.46%, 07/23/2022	5,250	5,535

		6,560

Telecommunications — 0.0% (g)
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.36%, 09/20/2021 (e)	89	90
Verizon Communications, Inc., (ICE LIBOR USD 3 Month + 1.10%), 1.32%, 05/15/2025 (aa)	200	206

		296

Total Communications		6,856

Consumer Cyclical — 7.4%

Auto Manufacturers — 6.4%
American Honda Finance Corp.,
(ICE LIBOR USD 3 Month + 0.35%), 0.57%, 11/05/2021 (aa)	2,855	2,862
1.70%, 09/09/2021	2,000	2,019
BMW Finance NV, (Netherlands), 2.25%, 08/12/2022 (e)	1,100	1,134
BMW US Capital LLC, (ICE LIBOR USD 3 Month + 0.41%), 0.63%, 04/12/2021 (e) (aa)	100	100
Daimler Finance North America LLC,
(ICE LIBOR USD 3 Month + 0.45%), 0.66%, 02/22/2021 (e) (aa)	1,200	1,201
Reg. S, (ICE LIBOR USD 3 Month + 0.67%), 0.89%, 11/05/2021 (aa)	300	301

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Auto Manufacturers — continued
2.55%, 08/15/2022 (e)	1,500	1,551
3.00%, 02/22/2021 (e)	3,500	3,511
General Motors Financial Co., Inc.,
(ICE LIBOR USD 3 Month + 0.85%), 1.08%, 04/09/2021 (aa)	1,000	1,001
(ICE LIBOR USD 3 Month + 1.10%), 1.33%, 11/06/2021 (aa)	730	732
3.45%, 04/10/2022	1,500	1,543
3.55%, 07/08/2022	3,500	3,650
4.20%, 03/01/2021	1,500	1,504
Hyundai Capital America,
Reg. S, 2.45%, 06/15/2021	365	368
Reg. S, 3.00%, 03/18/2021	430	432
Nissan Motor Acceptance Corp.,
(ICE LIBOR USD 3 Month + 0.52%), 0.74%, 03/15/2021 (e) (aa)	200	200
(ICE LIBOR USD 3 Month + 0.65%), 0.87%, 07/13/2022 (e) (aa)	600	595
(ICE LIBOR USD 3 Month + 0.69%), 0.94%, 09/28/2022 (e) (aa)	1,800	1,784
(ICE LIBOR USD 3 Month + 0.89%), 1.11%, 01/13/2022 (e) (aa)	40	40
Toyota Motor Credit Corp.,
2.95%, 04/13/2021	3,000	3,022
3.30%, 01/12/2022	1,100	1,135
Volkswagen Group of America Finance LLC,
0.75%, 11/23/2022 (e)	2,000	2,006
(ICE LIBOR USD 3 Month + 0.86%), 1.10%, 09/24/2021 (e) (aa)	1,000	1,005
2.70%, 09/26/2022 (e)	200	207
2.90%, 05/13/2022 (e)	1,250	1,290

		33,193

Lodging — 0.4%
Marriott International, Inc., Series N, 3.13%, 10/15/2021	2,000	2,026

Retail — 0.6%
McDonald’s Corp., (ICE LIBOR USD 3 Month + 0.43%), 0.65%, 10/28/2021 (aa)	3,000	3,008

Total Consumer Cyclical		38,227

Consumer Non-cyclical — 14.6%
Agriculture — 3.2%
Altria Group, Inc.,
2.85%, 08/09/2022	750	779
4.75%, 05/05/2021	7,500	7,608
BAT Capital Corp., (ICE LIBOR USD 3 Month + 0.88%), 1.10%, 08/15/2022 (aa)	3,200	3,223
Imperial Brands Finance plc, (United Kingdom), 3.75%, 07/21/2022 (e)	2,800	2,919
JT International Financial Services BV, (Netherlands), Reg. S, 3.50%, 09/28/2023	1,000	1,074
Philip Morris International, Inc., 2.90%, 11/15/2021	1,000	1,023

		16,626

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Biotechnology — 0.2%
Gilead Sciences, Inc., 2.50%, 09/01/2023	782	823

Commercial Services — 2.5%
Central Nippon Expressway Co. Ltd., (Japan), Reg. S, 2.36%, 05/28/2021	10,000	10,081
Equifax, Inc., (ICE LIBOR USD 3 Month + 0.87%), 1.09%, 08/15/2021 (aa)	2,800	2,809

		12,890

Food — 2.2%
General Mills, Inc.,
2.60%, 10/12/2022	915	949
6.41%, 10/15/2022	500	552
Kroger Co. (The), 2.80%, 08/01/2022	3,000	3,108
Mondelez International Holdings Netherlands BV, (Netherlands), 2.00%, 10/28/2021 (e)	6,000	6,074
Tyson Foods, Inc., 4.50%, 06/15/2022	792	830

		11,513

Healthcare — Services — 0.8%
Anthem, Inc., 3.13%, 05/15/2022	4,149	4,305

Pharmaceuticals — 5.7%
AbbVie, Inc.,
2.90%, 11/06/2022	3,500	3,661
5.00%, 12/15/2021	3,455	3,567
Bayer US Finance II LLC,
(ICE LIBOR USD 3 Month + 0.63%), 0.88%, 06/25/2021 (e) (aa)	1,150	1,152
(ICE LIBOR USD 3 Month + 1.01%), 1.23%, 12/15/2023 (e) (aa)	2,700	2,728
Becton Dickinson and Co., (ICE LIBOR USD 3 Month + 1.03%), 1.26%, 06/06/2022 (aa)	945	952
Cigna Corp., 3.40%, 09/17/2021	2,000	2,043
CVS Health Corp.,
(ICE LIBOR USD 3 Month + 0.72%), 0.95%, 03/09/2021 (aa)	3,580	3,584
2.13%, 06/01/2021	4,000	4,024
3.50%, 07/20/2022	279	291
GlaxoSmithKline Capital plc, (United Kingdom), (ICE LIBOR USD 3 Month + 0.35%), 0.57%, 05/14/2021 (aa)	750	751
Shire Acquisitions Investments Ireland DAC, (Ireland), 2.40%, 09/23/2021	1,137	1,152
Takeda Pharmaceutical Co. Ltd., (Japan),
4.00%, 11/26/2021	4,065	4,183
4.40%, 11/26/2023	1,000	1,107

		29,195

Total Consumer Non-cyclical		75,352

Energy — 0.4%

Oil & Gas — 0.1%
BG Energy Capital plc, (United Kingdom), 4.00%, 10/15/2021 (e)	750	770

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	23

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Pipelines — 0.3%
Williams Cos., Inc. (The), 3.60%, 03/15/2022		1,500	1,548

Total Energy			2,318

Financial — 25.1%

Banks — 19.9%
Banco Santander Chile, (Chile), (ICE LIBOR USD 3 Month + 1.20%), 1.42%, 11/28/2021 (aa)		3,000	3,002
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.65%), 0.90%, 06/25/2022 (aa)		1,700	1,704
(ICE LIBOR USD 3 Month + 1.42%), 1.64%, 04/19/2021 (aa)		3,000	3,012
(Canada Bankers Acceptances 3 Month + 1.13%), 2.60%, 03/15/2023 (f) (aa)	CAD	1,000	805
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/2022 (aa)		2,000	2,003
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (aa)		2,000	2,105
Bank of Montreal, (Canada), (United States SOFR + 0.68%), 0.77%, 03/10/2023 (aa)		1,900	1,916
Barclays plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 05/16/2024 (aa)		1,200	1,216
Reg. S, (BBSW ASX Australian 3 Month + 1.80%), 1.82%, 06/15/2023 (aa)	AUD	1,000	780
3.25%, 01/12/2021		3,000	3,002
BPCE SA, (France),
(ICE LIBOR USD 3 Month + 1.22%), 1.43%, 05/22/2022 (e) (aa)		1,000	1,011
3.00%, 05/22/2022 (e)		1,000	1,035
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.95%), 1.16%, 07/24/2023 (aa)		700	706
(ICE LIBOR USD 3 Month + 1.07%), 1.30%, 12/08/2021 (aa)		2,000	2,015
(United States SOFR + 0.87%), 2.31%, 11/04/2022 (aa)		700	711
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/2023 (aa)		4,233	4,353
Citizens Bank NA, 3.25%, 02/14/2022		2,000	2,059
Credit Suisse Group Funding Guernsey Ltd., (Guernsey),
3.45%, 04/16/2021		6,500	6,560
3.80%, 09/15/2022		1,000	1,056
Danske Bank A/S, (Denmark),
Reg. S, (ICE LIBOR USD 3 Month + 1.06%), 1.28%, 09/12/2023 (aa)		500	501
(ICE LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/2022 (e) (aa)		1,000	1,016
First Abu Dhabi Bank PJSC, (United Arab Emirates), Reg. S, (ICE LIBOR USD 3 Month + 0.95%), 1.18%, 04/16/2022 (aa)		1,700	1,707

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 0.75%), 0.96%, 02/23/2023 (aa)		1,000	1,009
3.00%, 04/26/2022		1,200	1,210
3.20%, 02/23/2023		1,516	1,602
5.75%, 01/24/2022		3,000	3,171
HSBC Holdings plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.00%), 1.22%, 05/18/2024 (aa)		1,000	1,006
(ICE LIBOR USD 3 Month + 1.23%), 1.45%, 03/11/2025 (aa)		1,000	1,013
KEB Hana Bank, (South Korea), (ICE LIBOR USD 3 Month + 0.70%), 0.94%, 10/02/2022 (e) (aa)		400	401
Lloyds Banking Group plc, (United Kingdom), (ICE LIBOR USD 3 Month + 0.80%), 1.04%, 06/21/2021 (aa)		1,000	1,003
Mitsubishi UFJ Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 0.86%), 1.07%, 07/26/2023 (aa)		2,300	2,325
(ICE LIBOR USD 3 Month + 1.06%), 1.28%, 09/13/2021 (aa)		1,185	1,193
3.22%, 03/07/2022		3,000	3,102
Mizuho Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 0.63%), 0.84%, 05/25/2024 (aa)		2,000	2,003
(ICE LIBOR USD 3 Month + 0.94%), 1.16%, 02/28/2022 (aa)		1,000	1,009
(ICE LIBOR USD 3 Month + 1.48%), 1.70%, 04/12/2021 (e) (aa)		1,000	1,004
2.63%, 04/12/2021 (e)		1,500	1,509
Morgan Stanley,
(United States SOFR + 0.70%), 0.79%, 01/20/2023 (aa)		900	903
(Canada Bankers Acceptances 3 Month + 0.30%), 0.79%, 02/03/2023 (f) (aa)	CAD	1,800	1,416
(ICE LIBOR USD 3 Month + 0.93%), 1.15%, 07/22/2022 (aa)		700	703
2.50%, 04/21/2021		3,050	3,069
2.63%, 11/17/2021		3,000	3,059
3.75%, 02/25/2023		1,000	1,072
National Australia Bank Ltd., (Australia), (ICE LIBOR USD 3 Month + 1.00%), 1.22%, 07/12/2021 (e) (aa)		1,150	1,156
Natwest Group plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.47%), 1.69%, 05/15/2023 (aa)		400	404
(ICE LIBOR USD 3 Month + 1.55%), 1.80%, 06/25/2024 (aa)		900	917
NatWest Markets plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.40%), 1.65%, 09/29/2022 (e) (aa)		2,100	2,126
Nordea Bank Abp, (Finland), (ICE LIBOR USD 3 Month + 0.94%), 1.16%, 08/30/2023 (e) (aa)		200	202

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued

Banks — continued
QNB Finance Ltd., (Cayman Islands),
Reg. S, (ICE LIBOR USD 3 Month + 1.00%), 1.21%, 05/02/2022 (aa)		800	802
Reg. S, (ICE LIBOR USD 3 Month + 1.35%), 1.57%, 05/31/2021 (aa)		1,200	1,204
Shinhan Bank Co. Ltd., (South Korea), Reg. S, 2.88%, 03/28/2022		1,900	1,955
Skandinaviska Enskilda Banken AB, (Sweden),
(ICE LIBOR USD 3 Month + 0.43%), 0.65%, 05/17/2021 (e) (aa)		1,500	1,502
(ICE LIBOR USD 3 Month + 0.65%), 0.86%, 12/12/2022 (e) (aa)		500	505
Standard Chartered plc, (United Kingdom),
Reg. S, (ICE LIBOR USD 3 Month + 1.20%), 1.43%, 09/10/2022 (aa)		300	301
3.05%, 01/15/2021 (e)		1,000	1,001
(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,600	1,735
Sumitomo Mitsui Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 1.68%), 1.91%, 03/09/2021 (aa)		100	100
Synchrony Bank, 3.00%, 06/15/2022		300	310
Truist Bank, (ICE LIBOR USD 3 Month + 0.59%), 0.81%, 05/17/2022 (aa)		1,000	1,006
UBS Group AG, (Switzerland), 3.00%, 04/15/2021 (e)		4,675	4,711
Wells Fargo & Co.,
(ICE LIBOR USD 3 Month + 0.93%), 1.14%, 02/11/2022 (aa)		1,500	1,501
(ICE LIBOR USD 3 Month + 1.23%), 1.44%, 10/31/2023 (aa)		2,000	2,032
2.51%, 10/27/2023 (f)	CAD	500	410
2.63%, 07/22/2022		4,000	4,141

			103,078

Diversified Financial Services — 4.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
4.45%, 12/16/2021		700	721
5.00%, 10/01/2021		1,460	1,503
Aircastle Ltd., (Bermuda), 5.50%, 02/15/2022		1,350	1,406
American Express Co.,
(ICE LIBOR USD 3 Month + 0.53%), 0.75%, 05/17/2021 (aa)		1,000	1,001
3.38%, 05/17/2021		3,000	3,026
3.40%, 02/27/2023		1,257	1,337
Aviation Capital Group LLC,
2.88%, 01/20/2022 (e)		1,400	1,418
6.75%, 04/06/2021 (e)		400	405
BOC Aviation Ltd., (Singapore),
(ICE LIBOR USD 3 Month + 1.05%), 1.26%, 05/02/2021 (e) (aa)		200	200
Reg. S, 2.38%, 09/15/2021		2,200	2,209

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Financial Services — continued
Capital One Bank USA NA, (United States SOFR + 0.62%), 2.01%, 01/27/2023 (aa)	1,500	1,526
Capital One Financial Corp., 2.60%, 05/11/2023	2,500	2,619
Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan), 2.65%, 09/19/2022 (e)	800	824
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025	1,900	1,975
Synchrony Financial,
2.85%, 07/25/2022	300	310
3.75%, 08/15/2021	3,000	3,043

		23,523

Insurance — 0.6%
Marsh & McLennan Cos., Inc., 4.80%, 07/15/2021	3,000	3,041

Total Financial		129,642

Industrial — 1.2%

Aerospace/Defense — 0.2%
Boeing Co. (The), 2.13%, 03/01/2022	900	915

Transportation — 0.3%
Ryder System, Inc., 2.88%, 06/01/2022	1,500	1,550

Trucking & Leasing — 0.7%
GATX Corp., (ICE LIBOR USD 3 Month + 0.72%), 0.94%, 11/05/2021 (aa)	500	501
Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.70%, 03/14/2023 (e)	3,000	3,137

		3,638

Total Industrial		6,103

Technology — 1.5%
Computers — 0.3%
Hewlett Packard Enterprise Co., (ICE LIBOR USD 3 Month + 0.72%), 0.96%, 10/05/2021 (aa)	1,464	1,464

Semiconductors — 1.2%
Broadcom Corp. / Broadcom Cayman Finance Ltd., (Multinational),
2.20%, 01/15/2021	650	650
3.00%, 01/15/2022	1,800	1,841
Broadcom, Inc., 3.13%, 10/15/2022	3,000	3,140
NXP BV / NXP Funding LLC, (Netherlands), 3.88%, 09/01/2022 (e)	400	422

		6,053

Total Technology		7,517

Utilities — 1.2%
Electric — 1.2%
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.75%, 09/15/2023 (aa)	1,800	1,803
Duke Energy Corp., (ICE LIBOR USD 3 Month + 0.65%), 0.87%, 03/11/2022 (aa)	2,000	2,011
Israel Electric Corp. Ltd., (Israel), Series 6, Reg. S, 5.00%, 11/12/2024 (e)	300	338

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	25

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electric — continued
Pacific Gas and Electric Co.,
1.75%, 06/16/2022		600	602
3.25%, 06/15/2023		100	104
3.40%, 08/15/2024		100	107
3.75%, 02/15/2024		100	107
3.85%, 11/15/2023		100	106
4.25%, 08/01/2023		800	859

Total Utilities			6,037

Total Corporate Bonds (Cost $275,063)			276,863

Foreign Government Securities — 1.3%
Canada Housing Trust No. 1, (Canada), 1.25%, 06/15/2021 (e)	CAD	6,000	4,737
Korea Development Bank (The), (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.80%), 1.01%, 10/30/2022 (aa)		400	404
Qatar Government International Bond, (Qatar), Reg. S, 2.38%, 06/02/2021		1,400	1,411

Total Foreign Government Securities (Cost $6,383)			6,552

U.S. Government Agency Securities — 1.4%
FHLMC,
0.60%, 10/20/2025		4,000	4,010
0.65%, 10/27/2025		3,000	3,000

Total U.S. Government Agency Securities (Cost $7,000)			7,010

Short-Term Investments — 20.5%
Banker’s Acceptance Bills — 3.8%
Bank of Nova Scotia (The), (Canada), 0.23%, 01/08/2021 (n)	CAD	10,000	7,856
Royal Bank of Canada, (Canada),
0.23%, 01/15/2021 (n)	CAD	5,000	3,928
0.23%, 01/08/2021 (n)	CAD	10,000	7,855

Total Banker’s Acceptance Bills			19,639

Certificates of Deposit — 3.3%
Bank of Montreal, (Canada), (ICE LIBOR USD 3 Month + 0.04%), 0.27%, 10/06/2021 (aa)		2,000	2,000
Barclays Bank plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 0.48%), 0.69%, 07/30/2021 (aa)		4,000	4,005
0.71%, 02/01/2021 (n)		2,000	2,001
Credit Suisse AG, (Switzerland), (United States SOFR + 0.35%), 0.44%, 08/03/2021 (aa)		3,000	3,002
Lloyds Bank Crop., 0.47%, 07/20/2021 (n)		3,000	3,003
Standard Chartered Bank, (United Kingdom), (ICE LIBOR USD 3 Month + 0.15%), 0.35%, 08/24/2021 (aa)		2,750	2,750

Total Certificates of Deposit			16,761

Commercial Papers — 0.5%
BPCE SA, (France), 0.32%, 08/20/2021 (e) (n)		1,000	998
Intercontinental Exchange, Inc., 0.45%, 09/23/2021 (e) (n)		1,575	1,569

Total Commercial Papers			2,567

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Corporate Bonds — 1.8%
Broadcom, Inc., 3.13%, 04/15/2021		2,100	2,112
Mitsubishi UFJ Securities Holding Co. Ltd., (Japan), 0.53%, 01/12/2021 (n)	CAD	3,000	2,357
Pacific Gas and Electric Co., (ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (aa)		900	901
Sumitomo Mitsui Banking Corp., (Japan),
0.27%, 01/19/2021 (n)	CAD	3,000	2,356
0.27%, 02/10/2021 (n)	CAD	2,000	1,571

Total Corporate Bonds			9,297

Foreign Government Securities — 6.6%
Japan Treasury Discount Bill, (Japan),
Series 932, Zero Coupon, 02/25/2021	JPY	1,000,000	9,686
Series 943, Zero Coupon, 01/18/2021	JPY	2,500,000	24,213

Total Foreign Government Securities			33,899

Repurchase Agreements — 3.0%
BNP Paribas SA, 0.09%, dated 12/31/2020, due 01/04/2021, repurchase price $15,500, collateralized by U.S. Treasury Security, 2.25%, due 08/15/2049, with a value of $15,867.		15,500	15,500
BofA Securities, Inc., 0.10%, dated 12/31/2020, due 01/04/2021, repurchase price $100, collateralized by U.S. Treasury Security, 1.38%, due 11/15/2040, with a value of $103.		100	100

Total Repurchase Agreements			15,600

Time Deposits — 1.5%
Australia & New Zealand Banking Group Ltd.,
(1.69%), 01/04/2021	AUD	56	43
0.01%, 01/04/2021		130	130
BNP Paribas SA, 0.01%, 01/04/2021		1,975	1,975
Brown Brothers Harriman,
(0.31%), 01/04/2021	JPY	67	1
0.01%, 01/04/2021	CAD	153	120
Citibank NA, 0.01%, 01/04/2021	GBP	4,057	5,548

Total Time Deposits			7,817

U.S. Treasury Obligations — 0.0% (g)
U.S. Cash Management Bill, Zero Coupon, 03/16/2021 (dd)		81	81
U.S. Treasury Bill, Zero Coupon, 02/04/2021 (dd)		112	112

Total U.S. Treasury Obligations			193

Total Short-Term Investments (Cost $104,958)			105,773

Total Investments — 99.8% (Cost $511,827)			515,476

Other Assets in Excess of Liabilities — 0.2%			1,052

NET ASSETS — 100.0%			$516,528

Percentages indicated are based on net assets

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2020

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Canadian Bankers’ Acceptance	251	03/2023	CAD	48,965	(23)
U.S. Treasury 2 Year Note	74	03/2021	USD	16,337	15

					(8)

Short Contracts
U.S. Treasury 5 Year Note	(91)	03/2021	USD	(11,453)	(29)
U.S. Ultra Treasury 10 Year Note	(22)	03/2021	USD	(3,446)	6

					(23)

Total unrealized appreciation (depreciation)					(31)

Forward foreign currency exchange contracts outstanding as of December 31, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	7,867	CAD	10,000	Morgan Stanley & Co.	01/08/2021	11
USD	1,573	CAD	2,000	Bank of America, NA	01/15/2021	2
USD	2,361	CAD	3,000	Morgan Stanley & Co.	01/19/2021	4
USD	1,574	CAD	2,000	Morgan Stanley & Co.	02/10/2021	3
CAD	312	USD	243	Bank of America, NA	02/19/2021	3
CAD	316	USD	242	Morgan Stanley & Co.	02/19/2021	6
GBP	140	USD	187	Barclays Bank plc	02/19/2021	4

Total unrealized appreciation						33

USD	7,845	CAD	10,000	Morgan Stanley & Co.	01/08/2021	(11)
USD	5,384	GBP	3,990	Morgan Stanley & Co.	01/08/2021	(72)
USD	2,351	CAD	3,000	Morgan Stanley & Co.	01/12/2021	(6)
USD	2,352	CAD	3,000	Morgan Stanley & Co.	01/15/2021	(5)
USD	23,736	JPY	2,500,000	Citibank NA	01/19/2021	(480)
USD	4,609	CAD	6,065	Morgan Stanley & Co.	02/03/2021	(157)
USD	726	AUD	1,000	Morgan Stanley & Co.	02/19/2021	(45)
USD	4,948	CAD	6,504	Morgan Stanley & Co.	02/19/2021	(163)
USD	6,140	GBP	4,655	Bank of America, NA	02/19/2021	(228)
USD	313	GBP	236	Barclays Bank plc	02/19/2021	(10)
USD	9,464	JPY	1,000,000	Goldman Sachs International	02/25/2021	(227)

Total unrealized depreciation						(1,404)

Net unrealized appreciation (depreciation)						(1,371)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2020:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	9,600	—	(5)	(5)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	12,500	—	(7)	(7)

Total						—	(12)	(12)

(a)	Value of floating rate index as of December 31, 2020 was as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	27

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

FLOATING RATE INDEX
ICE LIBOR USD 1 Month	0.14%
ICE LIBOR USD 3 Month	0.24%

Centrally Cleared Credit default swap contracts outstanding — buy protection (1) as of December 31, 2020:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.IG.35-V1	1.00	Quarterly	12/20/2025	0.50	USD	15,300	(326)	(54)	(380)

							(326)	(54)	(380)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ASX	— Australian Stock Exchange
BBSW	— Bank Bill Swap rate
BofA	— Bank of America
CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
RMBS	— Residential Mortgage-Backed Securities
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2020.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(n)	— The rate shown is the effective yield as of December 31, 2020.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(dd)	— Approximately $172,984 of these investments are restricted as collateral for forwards to Bank of America, NA.
AUD	— Australian Dollar
CAD	— Canadian Dollar
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — 4.4%
BMW Canada Auto Trust, (Canada),
Series 2019-1A, Class A1, 2.15%, 10/20/2021 (e)	CAD	205	161
Series 2020-1A, Class A1, 1.96%, 09/20/2022 (e)	CAD	1,427	1,128
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 04/15/2031 (e)		821	834
DT Auto Owner Trust, Series 2020-3A, Class A, 0.54%, 04/15/2024 (e)		1,830	1,833
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)		900	904
Ford Auto Securitization Trust, (Canada), Series 2019-BA, Class A2, 2.32%, 10/15/2023 (e)	CAD	913	726
Ford Credit Floorplan Master Owner Trust A,
Series 2018-3, Class A2, (ICE LIBOR USD 1 Month + 0.40%), 0.56%, 10/15/2023 (aa)		2,900	2,906
Series 2019-3, Class A2, (ICE LIBOR USD 1 Month + 0.60%), 0.76%, 09/15/2024 (aa)		600	604
Series 2020-1, Class A1, 0.70%, 09/15/2025		1,700	1,712
Home Equity Asset Trust, Series 2005-8, Class M1, (ICE LIBOR USD 1 Month + 0.43%), 0.58%, 02/25/2036 (aa)		955	954
Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, SUB, 3.75%, 04/25/2059 (e)		248	251
Marlette Funding Trust, Series 2018-4A, Class A, 3.71%, 12/15/2028 (e)		100	100
Nelnet Student Loan Trust, Series 2019-2A, Class A, (ICE LIBOR USD 1 Month + 0.90%), 1.05%, 06/27/2067 (e) (aa)		1,368	1,371
Oscar US Funding X LLC, (Japan), Series 2019-1A, Class A2, 3.10%, 04/11/2022 (e)		291	292
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)		350	366
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 0.94%, 07/25/2035 (aa)		2,113	2,109
SLM Student Loan Trust, Series 2004-10, Class A7B, (ICE LIBOR USD 3 Month + 0.60%), 0.81%, 10/25/2029 (e) (aa)		1,875	1,871
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 2.98%, 07/15/2027 (e)		742	755
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)		926	951
SMB Private Education Loan Trust,
Series 2020-PTA, Class A1, (ICE LIBOR USD 1 Month + 0.30%), 0.45%, 09/15/2054 (e) (aa)		369	369
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)		800	808

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

SoFi Consumer Loan Program Trust,
Series 2019-1, Class A, 3.24%, 02/25/2028 (e)		150	151
Series 2019-3, Class A, 2.90%, 05/25/2028 (e)		288	291
SoFi Professional Loan Program Trust, Series 2020-A, Class A1FX, 2.06%, 05/15/2046 (e)		789	795
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)		1,800	1,854
World Omni Select Auto Trust, Series 2020-A, Class A2, 0.47%, 06/17/2024		700	701

Total Asset-Backed Securities (Cost $24,418)			24,797

Collateralized Mortgage Obligations — 4.1%
Brass NO 8 plc, (United Kingdom), Series 8A, Class A1, (ICE LIBOR USD 3 Month + 0.70%), 0.92%, 11/16/2066 (e) (aa)		198	199
Canterbury Finance No 1 plc, (United Kingdom), Series 1, Class A2, Reg. S, (SONIA Deposit Rates Swap 3 Month + 1.35%), 1.40%, 05/16/2056 (aa)	GBP	1,000	1,365
COLT Mortgage Loan Trust, Series 2020-1R, Class A1, 1.26%, 09/25/2065 (e) (z)		422	422
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.49%, 08/26/2058 (e)		265	266
FHLMC REMICS,
Series 4950, Class A, 2.50%, 06/25/2034		300	300
Series 4961, Class LA, 2.50%, 07/25/2034		407	408
Finsbury Square plc, (United Kingdom),
Series 2018-2, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.95%), 0.99%, 09/12/2068 (aa)	GBP	903	1,236
Series 2019-3, Class A, Reg. S, (SONIA Deposit Rates Swap 3 Month + 1.01%), 1.06%, 12/16/2069 (aa)	GBP	360	493
Series 2020-2, Class A, (SONIA Deposit Rates Swap 3 Month + 1.30%), 0.00%, 06/16/2070 (e) (aa)	GBP	474	652
FNMA REMICS, Series 2020-29, Class FC, (ICE LIBOR USD 1 Month + 0.80%), 0.95%, 05/25/2050 (aa)		3,160	3,176
GCAT LLC, Series 2020-3, Class A1, SUB, 2.98%, 09/25/2025 (e)		1,650	1,667
GNMA,
Series 2015-H04, Class FA, (ICE LIBOR USD 1 Month + 0.65%), 0.79%, 12/20/2064 (aa)		1,778	1,791
Series 2017-121, Class PE, 3.00%, 07/20/2046		1,213	1,240
Series 2018-H18, Class FC, (ICE LIBOR USD 1 Month + 0.35%), 0.49%, 08/20/2065 (aa)		2,406	2,403

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	29

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Collateralized Mortgage Obligations — continued
Series 2019-54, Class KF, (ICE LIBOR USD 1 Month + 0.42%), 0.57%, 05/20/2044 (aa)		994	994
Jupiter plc, (United Kingdom), Series 1A, Class A, (SONIA Deposit Rates Swap 3 Month + 0.90%), 0.00%, 06/01/2060 (e) (aa) (bb) (cc)	GBP	200	271
Lanark Master Issuer plc, (United Kingdom), Series 2019-1A, Class 1A1, (ICE LIBOR USD 3 Month + 0.77%), 1.03%, 12/22/2069 (e) (aa)		950	952
London Wall Mortgage Capital plc, (United Kingdom), Series 2017-FL1, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.85%), 0.90%, 11/15/2049 (aa)	GBP	94	129
New Residential Mortgage Loan Trust, Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		193	209
Polaris RMBS, (United Kingdom), Series 2019-1, Class A, Reg. S, (SONIA Deposit Rates Swap 1 Month + 1.25%), 1.30%, 04/27/2057 (aa)	GBP	728	999
Ripon Mortgages plc, (United Kingdom), Series 1X, Class A1, Reg. S, (ICE LIBOR GBP 3 Month + 0.80%), 0.85%, 08/20/2056 (aa)	GBP	260	356
Sage AR Funding No 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Deposit Rates Swap 3 Month + 1.25%), 0.00%, 11/17/2030 (e) (aa)	GBP	800	1,094
Silverstone Master Issuer plc, (United Kingdom), Series 2019-1A, Class 1A, (ICE LIBOR USD 3 Month + 0.57%), 0.78%, 01/21/2070 (e) (aa)		144	144
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		1,064	1,071
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Deposit Rates Swap 3 Month + 0.90%), 0.95%, 07/20/2045 (e) (aa)	GBP	817	1,116
Trinity Square plc, (United Kingdom), Series 2015-1X, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 1.15%), 1.20%, 07/15/2051 (aa)	GBP	121	166

Total Collateralized Mortgage Obligations (Cost $22,549)			23,119

Commercial Mortgage-Backed Securities — 1.3%
AREIT Trust,
Series 2018-CRE2, Class A, (ICE LIBOR USD 1 Month + 0.98%), 1.13%, 11/14/2035 (e) (aa)		895	888
Series 2019-CRE3, Class A, (ICE LIBOR USD 1 Month + 1.02%), 1.17%, 09/14/2036 (e) (aa)		500	493
AREIT Trust, (Cayman Islands), Series 2020-CRE4, Class A, (ICE LIBOR USD 1 Month + 2.62%), 2.78%, 04/15/2037 (e) (aa)		1,100	1,111

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Mortgage-Backed Securities — continued
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class A, (ICE LIBOR USD 1 Month + 1.05%), 1.21%, 04/15/2036 (e) (aa)	400	389
BX Commercial Mortgage Trust, Series 2018-IND, Class A, (ICE LIBOR USD 1 Month + 0.75%), 0.91%, 11/15/2035 (e) (aa)	1,459	1,459
GPMT Ltd., (Cayman Islands), Series 2018-FL1, Class A, (ICE LIBOR USD 1 Month + 0.90%), 1.05%, 11/21/2035 (e) (aa)	197	196
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class AAB, 3.85%, 08/15/2046	550	572
Morgan Stanley Capital I Trust, Series 2019-PLND, Class A, (ICE LIBOR USD 1 Month + 1.00%), 1.16%, 05/15/2036 (e) (aa)	700	676
PFP Ltd., (Cayman Islands), Series 2019-5, Class A, (ICE LIBOR USD 1 Month + 0.97%), 1.12%, 04/14/2036 (e) (aa)	934	924
VMC Finance LLC, Series 2018-FL2, Class A, (ICE LIBOR USD 1 Month + 0.92%), 1.07%, 10/15/2035 (e) (aa)	797	793

Total Commercial Mortgage-Backed Securities (Cost $7,539)		7,501

Corporate Bonds — 17.4%
Communications — 0.2%
Media — 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital, (ICE LIBOR USD 3 Month + 1.65%), 1.86%, 02/01/2024 (aa)	1,100	1,128

Telecommunications — 0.0% (g)
Verizon Communications, Inc., (ICE LIBOR USD 3 Month + 1.10%), 1.32%, 05/15/2025 (aa)	200	205

Total Communications		1,333

Consumer Cyclical — 1.9%
Auto Manufacturers — 1.9%
American Honda Finance Corp., (ICE LIBOR USD 3 Month + 0.45%), 0.67%, 02/15/2022 (aa)	2,100	2,109
Daimler Finance North America LLC,
(ICE LIBOR USD 3 Month + 0.45%), 0.66%, 02/22/2021 (e) (aa)	1,500	1,501
Reg. S, (ICE LIBOR USD 3 Month + 0.67%), 0.89%, 11/05/2021 (aa)	800	803
General Motors Financial Co., Inc., 3.45%, 04/10/2022	1,500	1,543
Hyundai Capital America,
Reg. S, 2.45%, 06/15/2021	100	100
Reg. S, 3.00%, 03/18/2021	200	201
3.00%, 03/18/2021 (e)	400	402

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Auto Manufacturers — continued
Nissan Motor Acceptance Corp.,
(ICE LIBOR USD 3 Month + 0.52%), 0.74%, 03/15/2021 (e) (aa)		200	200
Reg. S, (ICE LIBOR USD 3 Month + 0.63%), 0.87%, 09/21/2021 (aa)		400	399
(ICE LIBOR USD 3 Month + 0.65%), 0.87%, 07/13/2022 (e) (aa)		700	695
(ICE LIBOR USD 3 Month + 0.69%), 0.94%, 09/28/2022 (e) (aa)		1,620	1,606
Volkswagen Group of America Finance LLC, (ICE LIBOR USD 3 Month + 0.86%), 1.10%, 09/24/2021 (e) (aa)		1,000	1,005

Total Consumer Cyclical			10,564

Consumer Non-cyclical — 4.5%
Agriculture — 1.5%
BAT Capital Corp., (ICE LIBOR USD 3 Month + 0.88%), 1.10%, 08/15/2022 (aa)		3,500	3,524
Imperial Brands Finance plc, (United Kingdom), 3.75%, 07/21/2022 (e)		3,100	3,232
JT International Financial Services BV, (Netherlands), Reg. S, 3.50%, 09/28/2023		1,200	1,289

			8,045

Commercial Services — 2.3%
Central Nippon Expressway Co. Ltd., (Japan), Reg. S, 2.36%, 05/28/2021		10,000	10,081
Equifax, Inc., (ICE LIBOR USD 3 Month + 0.87%), 1.09%, 08/15/2021 (aa)		3,090	3,100

			13,181

Food — 0.1%
General Mills, Inc., 6.41%, 10/15/2022		600	662

Pharmaceuticals — 0.6%
Bayer US Finance II LLC, (ICE LIBOR USD 3 Month + 1.01%), 1.23%, 12/15/2023 (e) (aa)		3,500	3,536

Total Consumer Non-cyclical			25,424

Energy — 0.2%
Oil & Gas — 0.2%
BG Energy Capital plc, (United Kingdom), 4.00%, 10/15/2021 (e)		1,045	1,073

Financial — 8.9%

Banks — 6.1%
Banco Santander Chile, (Chile), (ICE LIBOR USD 3 Month + 1.20%), 1.42%, 11/28/2021 (aa)		3,200	3,202
Bank of America Corp., (Canada Bankers Acceptances 3 Month + 1.13%), 2.60%, 03/15/2023 (f) (aa)	CAD	1,200	966

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Barclays plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 05/16/2024 (aa)		1,000	1,014
Reg. S, (BBSW ASX Australian 3 Month + 1.80%), 1.82%, 06/15/2023 (aa)	AUD	750	585
Citigroup, Inc., (ICE LIBOR USD 3 Month + 0.95%), 1.16%, 07/24/2023 (aa)		850	858
Danske Bank A/S, (Denmark),
Reg. S, (ICE LIBOR USD 3 Month + 1.06%), 1.28%, 09/12/2023 (aa)		600	602
(ICE LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/2022 (e) (aa)		1,200	1,219
First Abu Dhabi Bank PJSC, (United Arab Emirates), Reg. S, (ICE LIBOR USD 3 Month + 0.95%), 1.18%, 04/16/2022 (aa)		1,800	1,807
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 0.75%), 0.96%, 02/23/2023 (aa)		200	202
HSBC Holdings plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.00%), 1.22%, 05/18/2024 (aa)		800	805
(ICE LIBOR USD 3 Month + 1.23%), 1.45%, 03/11/2025 (aa)		1,000	1,013
KEB Hana Bank, (South Korea), (ICE LIBOR USD 3 Month + 0.70%), 0.94%, 10/02/2022 (e) (aa)		500	501
Mitsubishi UFJ Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 0.86%), 1.07%, 07/26/2023 (aa)		2,500	2,527
Mizuho Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 0.63%), 0.84%, 05/25/2024 (aa)		3,400	3,406
Morgan Stanley,
(United States SOFR + 0.70%), 0.79%, 01/20/2023 (aa)		1,594	1,599
(Canada Bankers Acceptances 3 Month + 0.30%), 0.79%, 02/03/2023 (f) (aa)	CAD	2,000	1,574
Natwest Group plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.47%), 1.69%, 05/15/2023 (aa)		700	708
(ICE LIBOR USD 3 Month + 1.55%), 1.80%, 06/25/2024 (aa)		700	713
NatWest Markets plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.40%), 1.65%, 09/29/2022 (e) (aa)		2,360	2,389
Nordea Bank Abp, (Finland), (ICE LIBOR USD 3 Month + 0.94%), 1.16%, 08/30/2023 (e) (aa)		200	202
QNB Finance Ltd., (Cayman Islands),
Reg. S, (ICE LIBOR USD 3 Month + 1.00%), 1.21%, 05/02/2022 (aa)		1,100	1,103
Reg. S, (ICE LIBOR USD 3 Month + 1.35%), 1.57%, 05/31/2021 (aa)		1,200	1,203

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	31

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Shinhan Bank Co. Ltd., (South Korea), Reg. S, 2.88%, 03/28/2022	2,100	2,160
Standard Chartered plc, (United Kingdom),
Reg. S, (ICE LIBOR USD 3 Month + 1.20%), 1.43%, 09/10/2022 (aa)	500	502
(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)	1,700	1,843
Wells Fargo & Co., (ICE LIBOR USD 3 Month + 1.23%), 1.44%, 10/31/2023 (aa)	2,200	2,235

		34,938

Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 4.45%, 12/16/2021	700	721
Aircastle Ltd., (Bermuda), 5.50%, 02/15/2022	1,450	1,510
American Express Co., 2.75%, 05/20/2022	3,700	3,817
Aviation Capital Group LLC, 2.88%, 01/20/2022 (e)	1,600	1,620
BOC Aviation Ltd., (Singapore),
(ICE LIBOR USD 3 Month + 1.05%), 1.26%, 05/02/2021 (e) (aa)	200	200
Reg. S, 2.38%, 09/15/2021	2,500	2,510
Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan), 2.65%, 09/19/2022 (e)	1,700	1,751
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025	2,300	2,390
ORIX Corp., (Japan), 2.90%, 07/18/2022	688	713
Synchrony Financial, 2.85%, 07/25/2022	600	620

		15,852

Total Financial		50,790

Industrial — 0.8%
Aerospace/Defense — 0.3%
Boeing Co. (The), 2.13%, 03/01/2022	800	813
4.51%, 05/01/2023	1,000	1,081

		1,894

Transportation — 0.4%
Ryder System, Inc., 2.88%, 06/01/2022	1,900	1,963

Trucking & Leasing — 0.1%
GATX Corp., (ICE LIBOR USD 3 Month + 0.72%), 0.94%, 11/05/2021 (aa)	500	501

Total Industrial		4,358

Technology — 0.1%
Semiconductors — 0.1%
Broadcom, Inc., 3.13%, 10/15/2022	200	209
NXP BV / NXP Funding LLC, (Netherlands), 3.88%, 09/01/2022 (e)	400	422

Total Technology		631

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Utilities — 0.8%
Electric — 0.8%
American Electric Power Co., Inc., Series A, (ICE LIBOR USD 3 Month + 0.48%), 0.68%, 11/01/2023 (aa)	1,300	1,302
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.75%, 09/15/2023 (aa)	800	801
Israel Electric Corp. Ltd., (Israel), Series 6, Reg. S, 5.00%, 11/12/2024 (e)	300	339
Pacific Gas and Electric Co.,
1.75%, 06/16/2022	600	602
3.25%, 06/15/2023	200	209
3.75%, 02/15/2024	100	107
3.85%, 11/15/2023	400	425
4.25%, 08/01/2023	800	859

Total Utilities		4,644

Total Corporate Bonds (Cost $97,648)		98,817

Foreign Government Securities — 0.6%
Export-Import Bank of Korea, (South Korea), (ICE LIBOR USD 3 Month + 0.53%), 0.78%, 06/25/2022 (aa)	1,000	1,004
Korea Development Bank (The), (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.80%), 1.01%, 10/30/2022 (aa)	500	505
Qatar Government International Bond, (Qatar), Reg. S, 2.38%, 06/02/2021	2,100	2,117

Total Foreign Government Securities (Cost $3,620)		3,626

Municipal Bonds — 64.7% (t)
Alabama — 0.1%
Lower Alabama Gas District, Series A, Rev., 4.00%, 12/01/2022	550	587

Alaska — 0.4%
Alaska Housing Finance Corp., Series B, Rev., VRDO, 0.08%, 01/07/2021 (z)	2,400	2,400

Arizona — 1.1%
City of Phoenix Civic Improvement Corp., Senior Lien, Rev., AMT, 5.00%, 07/01/2021	1,750	1,784
Maricopa County Industrial Development Authority, Honorhealth, Series A, Rev., 5.00%, 09/01/2021	725	746
Maricopa County Unified School District, GO, 5.00%, 07/01/2022	1,310	1,404
Maricopa County, Unified School District No. 80 Chandler, Series A, GO, 5.00%, 07/01/2021	1,300	1,331
Maricopa County, Union High School District No. 210, School Improvement Project 2011 and 2017, GO, 5.00%, 07/01/2022	1,000	1,072

		6,337

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — 1.9%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, Series B, Rev., AMT, 5.00%, 07/01/2022	1,430	1,517
City of Long Beach, Series B, Rev., AMT, 4.00%, 05/15/2022	3,000	3,147
City of Long Beach, Harbor Revenue, Series C, Rev., 4.00%, 07/15/2021	2,000	2,041
Golden State Tobacco Securitization Corp., Series A1, Rev., 5.00%, 06/01/2021	400	407
Los Angeles Department of Water, Series B4, Rev., VRDO, 0.09%, 01/04/2021 (z)	500	500
Southern California Public Power Authority, Windy Point/Windy Flats Project, Rev., 5.00%, 07/01/2021	1,250	1,279
State of California,
GO, 5.00%, 10/01/2022	1,000	1,084
GO, 5.00%, 11/01/2022	1,000	1,089

		11,064

Colorado — 2.1%
City & County of Denver, Airport System, Series A, Rev., AMT, 5.00%, 11/15/2021	2,000	2,077
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc. Obligated Group, Series A, Rev., 5.00%, 01/01/2022	2,500	2,613
Colorado Housing & Finance Authority, Multifamily Project, Series B2, Class I, Rev., 1.35%, 02/01/2022	5,000	5,023
Weld County School District No. 6 Greeley, GO, 5.00%, 12/01/2022	1,850	2,021

		11,734

Connecticut — 2.3%
Connecticut Housing Finance Authority,
Series B3, Rev., VRDO, 0.08%, 01/07/2021 (z)	280	280
Series F3, Rev., VRDO, 0.08%, 01/07/2021 (z)	10,000	10,000
Connecticut State, Health & Educational Facilities Authority, Yale University, Series U2, Rev., 2.00%, 07/01/2033 (z)	1,300	1,326
Hartford County, Metropolitan District (The), Series A, GO, 5.00%, 07/15/2022	1,200	1,284

		12,890

District of Columbia — 0.1%
District of Columbia, Georgetown University (The), Series B1, Rev., VRDO, LOC: Bank of America NA, 0.08%, 01/07/2021 (z)	500	500

Florida — 7.5%
City of Fort Lauderdale, Police and Public Safety Project, Series B, GO, 5.00%, 07/01/2022	1,215	1,303
City of Gainesville, Utilities System,
Series A, Rev., 5.00%, 10/01/2021	1,400	1,450

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Series B, Rev., VRDO, 0.11%, 01/07/2021 (z)	4,830	4,830
City of Orlando, Series B, Rev., 5.00%, 10/01/2021	775	803
County of Miami-Dade Aviation, Series C, Rev., 5.00%, 10/01/2021	1,650	1,708
County of Miami-Dade, Building Better Communities Project,
Series A, GO, 5.00%, 07/01/2021	5,000	5,118
Series A, GO, 5.00%, 07/01/2022	6,000	6,432
Florida Atlantic University Finance Corp., Series A, Rev., 5.00%, 07/01/2021	880	896
Florida Gulf Coast University Financing Corp., Parking Project, Series A, Rev., VRDO, LOC: TD Bank NA, 0.11%, 01/07/2021 (z)	3,655	3,655
Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group, Series A, Rev., VRDO, 0.09%, 01/07/2021 (z)	4,000	4,000
Lee Memorial Health System, Series A1, Rev., 5.00%, 04/01/2022	1,000	1,056
Orlando Utilities Commission, Series 1, Rev., VRDO, 0.09%, 01/07/2021 (z)	6,200	6,200
Seacoast Utility Authority, Series B, Rev., 5.00%, 03/01/2023	2,215	2,443
State of Florida, Board Education, Capital Outlay, Series A, GO, 5.00%, 06/01/2022	2,500	2,670

		42,564

Georgia — 0.2%
Brookhaven Development Authority, Children’s Healthcare of Atlanta Obligated Group, Series A, Rev., 5.00%, 07/01/2022	1,040	1,113

Hawaii — 0.2%
State of Hawaii, Series EA, GO, 5.00%, 12/01/2021	1,075	1,122

Idaho — 0.8%
Idaho Health Facilities Authority, St. Luke’s Health System Obligated Group, Rev., VRDO, LOC: U.S. Bank NA, 0.09%, 01/04/2021 (z)	4,500	4,500

Illinois — 3.0%
Chicago Midway International Airport, Second Lien, Series A, Rev., AMT, 5.00%, 01/01/2021	2,580	2,580
Chicago O’Hare International Airport, Senior Lien,
Series A, Rev., AMT, 5.00%, 01/01/2022 (p)	2,000	2,091
Series C, Rev., 5.00%, 01/01/2022	3,670	3,840
Fountaindale Public Library District, GO, 5.00%, 02/01/2021	1,050	1,054
Illinois Finance Authority, Northwestern Memorial Hospital, Series A2, Rev., VRDO, 0.09%, 01/04/2021 (z)	2,675	2,675

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	33

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Illinois Finance Authority, University of Chicago Medical Center Obligated Group, Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.09%, 01/04/2021 (z)	200	200
Illinois Housing Development Authority, Multifamily Housing, Century Woods IL TC LP, Rev., GNMA COLL, 1.90%, 10/01/2022 (z)	1,500	1,517
Illinois Housing Development Authority, Multifamily Housing, Heather Ridge IL TC LP, Rev., 1.90%, 10/01/2022 (z)	3,000	3,035

		16,992

Indiana — 1.7%
Indiana Finance Authority, Educational Facilities, Marian University Project, Rev., 6.50%, 09/15/2030 (p)	3,000	3,131
Indiana Finance Authority, Green Bond, Series B, Rev., 5.00%, 02/01/2022	950	999
Indiana Finance Authority, Health Systems, Sisters of St. Francis, Series I, Rev., VRDO, LOC: Barclays Bank plc, 0.08%, 01/04/2021 (z)	800	800
Indiana Municipal Power Agency, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.09%, 01/04/2021 (z)	1,300	1,300
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Authority, Rev., AMT, 5.00%, 01/01/2022	3,085	3,218

		9,448

Kansas — 0.2%
Geary County Unified School District, Series B, GO, 5.00%, 09/01/2022	1,275	1,377

Kentucky — 0.2%
City of Owensboro, Electric Light & Power System, Series B, Rev., 5.00%, 01/01/2021	1,250	1,250

Louisiana — 0.4%
Jefferson Sales Tax District, Series A, Rev., AGM, 5.00%, 12/01/2021	2,325	2,423

Maryland — 0.4%
City of Frederick, Public Improvement, GO, 3.00%, 12/01/2022	1,000	1,054
County of Anne Arundel, General Improvements, GO, 5.00%, 04/01/2022	1,165	1,235

		2,289

Massachusetts — 4.4%
Massachusetts Bay Transportation Authority, Series A2, Rev., VRDO, 0.08%, 01/07/2021 (z)	5,130	5,130
Massachusetts Development Finance Agency, Beth Israel Lahey Health Obligated Group, Series K, Rev., 4.00%, 07/01/2021	720	732

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Massachusetts Development Finance Agency, Dana-Farber Cancer Institute Obligated Group, Series O, Rev., 5.00%, 12/01/2021	1,000	1,040
Massachusetts Development Finance Agency, Northeastern University, Series A, Rev., 5.00%, 10/01/2022	2,350	2,544
Massachusetts Development Finance Agency, Partners Healthcare System, Inc., Series K1, Rev., VRDO, 0.08%, 01/07/2021 (z)	5,700	5,700
Massachusetts Educational Financing Authority,
Series A, Rev., AMT, 5.00%, 01/01/2021	3,150	3,150
Series B, Rev., AMT, 5.00%, 07/01/2021	900	921
Series B, Rev., AMT, 5.00%, 07/01/2022	2,000	2,136
Massachusetts School Building Authority,
Series A, Rev., 5.00%, 08/15/2022 (p)	2,710	2,919
Town of Hingham, Water Bonds, GO, 5.00%, 02/15/2022	650	685

		24,957

Michigan — 0.6%
University of Michigan, Series D1, Rev., VRDO, 0.09%, 01/04/2021 (z)	3,675	3,675

Missouri — 0.5%
State of Missouri, Health & Educational Facilities Authority, Series F, Rev., VRDO, 0.09%, 01/04/2021 (z)	2,635	2,635

Nevada — 1.5%
County of Clark Department of Aviation, Series A1, Rev., AMT, 5.00%, 07/01/2021	5,000	5,112
Las Vegas Valley Water District, Series B, GO, 5.00%, 06/01/2022	2,000	2,136
Washoe County School District, Series C, GO, 5.00%, 10/01/2021	1,250	1,294

		8,542

New Hampshire — 1.1%
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire, Series B, Rev., VRDO, 0.08%, 01/04/2021 (z)	2,600	2,600
New Hampshire Health and Education Facilities Authority, University System, Series B1, Rev., VRDO, 0.08%, 01/04/2021 (z)	3,420	3,420

		6,020

New Jersey — 0.9%
City of Newark, Series A, GO, 5.00%, 10/01/2022	700	749
New Jersey Sports & Exposition Authority, Series A, Rev., 5.00%, 09/01/2021	4,000	4,108

		4,857

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Mexico — 0.1%
New Mexico Municipal Energy Acquisition Authority, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 11/01/2021	625	644

New York — 9.6%
City of New York,
Series F, GO, 5.00%, 08/01/2022	1,125	1,181
Series G4, GO, VRDO, LOC: Citibank NA, 0.09%, 01/07/2021 (z)	1,000	1,000
Series G6, GO, VRDO, LOC: Mizuho Bank Ltd., 0.09%, 01/04/2021 (z)	615	615
Series I4, GO, VRDO, LOC: TD Bank NA, 0.11%, 01/04/2021 (z)	2,000	2,000
Metropolitan Transportation Authority,
Series A, Rev., BAN, 4.00%, 02/01/2022	12,000	12,243
Series A, Rev., BAN, 5.00%, 03/01/2022	2,000	2,098
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series BB, Rev., VRDO, 0.11%, 01/04/2021 (z)	1,000	1,000
New York City Transitional Finance Authority, Future Tax Secured Revenue,
Series A4, Rev., VRDO, 0.11%, 01/04/2021 (z)	3,500	3,500
Series B1, Rev., 4.00%, 11/01/2022	1,800	1,923
Series B5, Rev., VRDO, 0.10%, 01/04/2021 (z)	1,000	1,000
Series E1, Rev., 5.00%, 02/01/2022	2,490	2,618
New York City Water & Sewer System, Municipal Water Finance Authority, Series F1, Rev., VRDO, 0.09%, 01/04/2021 (z)	5,700	5,700
New York State Urban Development Corp., Series A, Rev., 5.00%, 03/15/2022	8,575	9,072
Onondaga County Resource Recovery Agency, Series A, Rev., AGM, AMT, 5.00%, 05/01/2021	1,915	1,943
Port Authority of New York & New Jersey, Consolidated, Series 195, Rev., AMT, 5.00%, 10/01/2021	1,600	1,656
Port Authority of New York & New Jersey, Consolidated, Series 180, Rev., AMT, 5.00%, 09/01/2021	3,060	3,155
Triborough Bridge & Tunnel Authority,
Series B2, Rev., VRDO, LOC: Citibank NA, 0.07%, 01/04/2021 (z)	2,600	2,600
Series B3, Rev., VRDO, LOC: State Street Bank & Trust Co., 0.11%, 01/04/2021 (z)	1,430	1,430

		54,734

North Carolina — 0.2%
County of Durham, GO, 5.00%, 04/01/2022	1,135	1,203

Ohio — 2.2%
City of Cincinnati, Series A, GO, 5.00%, 12/01/2032 (p)	1,700	1,816

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group, Series B3, Rev., VRDO, 0.08%, 01/04/2021 (z)	3,800	3,800
Ohio State University (The), Series B2, Rev., VRDO, 0.07%, 01/07/2021 (z)	6,725	6,725

		12,341

Oklahoma — 0.6%
Oklahoma County, Independent School District No. 12 Edmond, Combined Purpose, GO, 2.00%, 03/01/2021	1,270	1,274
Tulsa County, Independent School District No. 1, Series A, GO, 2.00%, 03/01/2023	2,130	2,205

		3,479

Pennsylvania — 4.2%
Commonwealth of Pennsylvania, First Series, GO, 5.00%, 08/15/2021	7,210	7,424
Geisinger Authority, Health System, Series A, Rev., 5.00%, 04/01/2022	2,400	2,536
Monroeville Finance Authority, UPMC Obligated Group, Rev., 5.00%, 02/15/2021	1,155	1,161
Pennsylvania Economic Development Financing Authority, Waste Management PA Obligated Group, Series A, Rev., 2.15%, 11/01/2021	1,375	1,390
Philadelphia Authority for Industrial Development, Rev., 5.00%, 10/01/2021	4,000	4,116
Philadelphia Authority for Industrial Development, City Service Agreement, Rebuild Project, Rev., 5.00%, 05/01/2021	750	760
Phoenixville Area School District, GO, 4.00%, 11/15/2022	1,000	1,066
Ringgold Pennsylvania School District, GO, BAM, 3.00%, 09/01/2022	2,325	2,429
School District of Philadelphia (The),
Series A, GO, 5.00%, 09/01/2021	1,600	1,647
Series F, GO, 5.00%, 09/01/2021	1,500	1,544

		24,073

Rhode Island — 0.3%
Rhode Island Commerce Corp., Grant Anticipation Rhode Island, Rev., 5.00%, 06/15/2022	1,550	1,655

Tennessee — 1.2%
Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.00%, 07/01/2022	1,750	1,863
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur, Rev., VRDO, AGM, 0.09%, 01/04/2021 (z)	2,875	2,875
Tennessee Energy Acquisition Corp., Series A, Rev., 5.25%, 09/01/2021	2,040	2,106

		6,844

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	35

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — 10.1%
City of Arlington, Water & Wastewater System, Series A, Rev., 2.00%, 06/01/2021	400	403
City of Corpus Christi, Utility System Revenue, Junior Lien, Rev., 5.00%, 07/15/2021	3,635	3,727
City of Dallas, Refunding and Improvement, GO, 5.00%, 02/15/2022	3,000	3,161
City of Houston, Series A, GO, 5.00%, 03/01/2022	2,505	2,646
City of Houston, Airport System, Series D, Rev., 5.00%, 07/01/2021	1,150	1,176
City of San Antonio, Municipal Drainage Utility, Rev., 5.00%, 02/01/2023	1,000	1,099
Collin County, Community College District, Series A, GO, 5.00%, 08/15/2022	1,310	1,412
County of Harris, Road Bonds, Series A, GO, 5.00%, 10/01/2022	1,660	1,800
County of Williamson,
GO, 4.00%, 02/15/2022	3,190	3,327
GO, 4.00%, 02/15/2023	2,315	2,498
GO, 5.00%, 02/15/2022	1,000	1,054
Dallas Fort Worth International Airport, Series B, Rev., 5.00%, 11/01/2022	3,000	3,251
Fort Bend Independent School District,
GO, PSF-GTD, 5.00%, 08/15/2021	1,000	1,030
GO, PSF-GTD, 5.00%, 08/15/2022	1,000	1,078
Frisco Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	2,000	2,108
GO, PSF-GTD, 5.00%, 08/15/2022	1,240	1,337
Harris County Toll Road Authority, First Lien,
Rev., 5.00%, 08/15/2022 (w)	2,100	2,266
Rev., 5.00%, 08/15/2023 (w)	1,600	1,802
Harris County, Flood Control District, Series A, Rev., 5.00%, 10/01/2022	4,000	4,334
North Texas Tollway Authority, Rev., 5.00%, 01/01/2022 (p)	880	921
North Texas Tollway Authority, Unrefunded, Rev., 5.00%, 01/01/2022	1,120	1,173
Round Rock Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2022	1,280	1,377
San Antonio Independent School District, GO, PSF-GTD, 5.00%, 02/15/2022	6,560	6,912
Texas State University System, Series A, Rev., 5.00%, 03/15/2022	2,200	2,327
Texas Water Development Board,
Rev., 3.00%, 10/15/2021	1,750	1,789
Rev., 3.00%, 04/15/2022	1,000	1,037
Rev., 3.00%, 10/15/2022	2,000	2,101

		57,146

Virginia — 2.1%
Albermarle County Economic Development Authority, Sentara Healthcare Obligated Group, Series B, Rev., VRDO, 0.07%, 01/04/2021 (z)	1,350	1,350

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
Norfolk Economic Development Authority, Sentara Healthcare Obligated Group, Series A, Rev., VRDO, 0.09%, 01/07/2021 (z)	9,400	9,400
Virginia Port Authority, Series B, Rev., AMT, 5.00%, 07/01/2021	1,405	1,437

		12,187

Washington — 1.2%
Chelan County Public Utility District No. 1, Series B, Rev., VRDO, 0.08%, 01/07/2021 (z)	4,000	4,000
Pierce County, School District No. 403 Bethel, GO, SCH BD GTY, 4.00%, 12/01/2021	850	880
Port of Seattle, Intermediate Lien, Rev., AMT, 5.00%, 04/01/2022	2,000	2,114

		6,994

Wisconsin — 1.3%
State of Wisconsin,
Series A, GO, 5.00%, 05/01/2022	4,815	5,124
Series B, GO, 5.00%, 05/01/2021	2,435	2,473

		7,597

Total Municipal Bonds
(Cost $366,524)		368,173

U.S. Government Agency Securities — 1.4%
FHLMC,
0.60%, 10/20/2025	4,600	4,610
0.65%, 10/27/2025	3,600	3,600

Total U.S. Government Agency Securities (Cost $8,200)		8,210

Short-Term Investments — 6.2%
Municipal Bonds — 5.4% (t)
City of San Antonio, GO, 5.00%, 08/01/2021	1,550	1,593
County of Erie, GO, RAN, 3.00%, 06/24/2021	5,000	5,062
Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.00%, 07/01/2021	1,100	1,124
San Diego Unified School District, Series A, Rev., TRAN, 5.00%, 06/30/2021	4,400	4,504
State of Texas, Rev., TRAN, 4.00%, 08/26/2021	11,900	12,197
Township of Washington, Gloucester County, Series A, GO, BAN, 1.75%, 06/22/2021	6,000	6,039

Total Municipal Bonds		30,519

Repurchase Agreement — 0.7%
Goldman Sachs Co. LLC, 0.07%, dated 12/31/2020, due 01/04/2021, repurchase price $3,800, collateralized by Mortgage-Backed Security, 3.50%, due 08/01/2049, with a value of $3,967.	3,800	3,800

Time Deposits — 0.1%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/04/2021	469	469
BNP Paribas SA, 0.01%, 01/04/2021	86	86

SEE NOTES TO FINANCIAL STATEMENTS.

36	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Short-Term Investments — continued
Time Deposits — continued
Brown Brothers Harriman,
(1.69%), 01/04/2021	AUD	4	3
(0.72%), 01/04/2021	EUR	2	2
(0.31%), 01/04/2021	JPY	26	—	(h)
0.01%, 01/04/2021	CAD	152	120
Citibank NA, 0.01%, 01/04/2021	GBP	73	100

Total Time Deposits			780

U.S. Treasury Obligations — 0.0% (g)
U.S. Cash Management Bill, Zero Coupon, 03/16/2021 (dd)		172	172
U.S. Treasury Bills, Zero Coupon, 02/18/2021 (dd)		61	61

Total U.S. Treasury Obligations			233

Total Short-Term Investments (Cost $35,325)			35,332

Total Investments — 100.1% (Cost $565,823)			569,575

Liabilities in Excess of Other Assets — (0.1)%			(749)

NET ASSETS — 100.0%			568,826

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Canadian Bankers’ Acceptance	18	12/2022	CAD	3,513	(1)
Canadian Bankers’ Acceptance	312	03/2023	CAD	60,866	(30)
U.S. Treasury 2 Year Note	45	03/2021	USD	9,934	10

					(21)

Short Contracts
U.S. Ultra Treasury 10 Year Note	(25)	03/2021	USD	(3,922)	13
U.S. Treasury 5 Year Note	(104)	03/2021	USD	(13,096)	(25)

					(12)

Total unrealized appreciation (depreciation)					(33)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	37

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Forward foreign currency exchange contracts outstanding as of December 31, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
CAD	331	USD	254	Morgan Stanley & Co.	02/19/2021	6
CAD	344	USD	268	Bank of America, NA	02/19/2021	3
GBP	308	USD	411	Barclays Bank plc	02/19/2021	10

Total unrealized appreciation						19

USD	502	AUD	692	Morgan Stanley & Co.	02/19/2021	(31)
USD	5,016	CAD	6,594	Morgan Stanley & Co.	02/19/2021	(165)
USD	7,272	GBP	5,513	Bank of America, NA	02/19/2021	(270)
USD	432	GBP	326	Barclays Bank plc	02/19/2021	(14)

Total unrealized depreciation						(480)

Net unrealized appreciation (depreciation)						(461)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2020:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	10,800	—	(6)	(6)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	14,200	—	(7)	(7)

Total						—	(13)	(13)

(a)	Value of floating rate index as of December 31, 2020 was as follows:

FLOATING RATE INDEX
ICE LIBOR USD 1 Month	0.14%
ICE LIBOR USD 3 Month	0.24%

Centrally Cleared Credit default swap contracts outstanding — buy protection (1) as of December 31, 2020:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.IG.35-V1	1.00	Quarterly	12/20/2025	0.50	USD	17,800	$(379)	$(63)	$(442)

							$(379)	$(63)	$(442)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

38	SIX CIRCLES TRUST	DECEMBER 31, 2020

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AGM	— Insured by Assured Guaranty Municipal Corp.
AMT	— Alternative Minimum Tax
ASX	— Australian Stock Exchange
BAM	— Insured by Build America Mutual
BAN	— Bond Anticipation Note
BBSW	— Bank Bill Swap rate
CDX	— Credit Default Swap Index
COLL	— Collateral
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GO	— General Obligation
GNMA	— Government National Mortgage Association
GTD	— Guaranteed
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
PSF	— Permanent School Fund
RAN	— Revenue Anticipation Note
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
RMBS	— Residential Mortgage-Backed Securities
Rev.	— Revenue
SCH BD GTY	— School Bond Guaranty
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2020.
TRAN	— Tax & Revenue Anticipation Note

VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2020.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(dd)	— Approximately $232,970 of these investments is restricted as collateral for forwards to Bank of America, NA.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	39

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — 99.4%
Basic Materials — 0.4%
Chemicals — 0.3%
Air Products and Chemicals, Inc.	17	4,516
Albemarle Corp.	8	1,123
Axalta Coating Systems Ltd. (a)	8	239
Celanese Corp., Class A	8	976
CF Industries Holdings, Inc.	16	609
Dow, Inc.	57	3,157
DuPont de Nemours, Inc.	56	3,984
Eastman Chemical Co.	10	996
Ecolab, Inc.	19	4,128
FMC Corp.	9	983
International Flavors & Fragrances, Inc.	6	676
Linde plc, (United Kingdom)	40	10,524
LyondellBasell Industries NV, Class A	21	1,911
Mosaic Co. (The)	28	635
PPG Industries, Inc.	18	2,560
RPM International, Inc.	7	644
Sherwin-Williams Co. (The)	6	4,446

		42,107

Forest Products & Paper — 0.0% (g)
International Paper Co.	34	1,708

Iron/Steel — 0.0% (g)
Nucor Corp.	25	1,319
Steel Dynamics, Inc.	13	474

		1,793

Mining — 0.1%
Freeport-McMoRan, Inc.	99	2,569
Newmont Corp.	54	3,222

		5,791

Total Basic Materials		51,399

Communications — 18.5%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The)	30	715
Omnicom Group, Inc.	17	1,039
Trade Desk, Inc. (The), Class A (a)	12	10,012

		11,766

Internet — 17.4%
Alphabet, Inc., Class A (a)	305	535,088
Alphabet, Inc., Class C (a)	295	517,281
Amazon.com, Inc. (a)	117	382,005
Booking Holdings, Inc. (a)	11	25,068
CDW Corp.	10	1,302
Chewy, Inc., Class A (a)	5	480
eBay, Inc.	182	9,153
Etsy, Inc. (a)	34	6,040
Expedia Group, Inc.	37	4,920
F5 Networks, Inc. (a)	4	766
Facebook, Inc., Class A (a)	2,440	666,474
GoDaddy, Inc., Class A (a)	11	922
IAC/InterActiveCorp. (a)	5	1,032

SECURITY DESCRIPTION	SHARES		VALUE($)

Internet — continued
Match Group, Inc. (a)	17		2,637
MercadoLibre, Inc., (Argentina) (a)	3		5,548
Netflix, Inc. (a)	33		17,726
NortonLifeLock, Inc.	162		3,374
Okta, Inc., Class A (a)	8		2,077
Palo Alto Networks, Inc. (a)	29		10,220
Pinterest, Inc., Class A (a)	34		2,234
Roku, Inc., Class A (a)	8		2,592
Snap, Inc., Class A (a)	67		3,355
Twitter, Inc. (a)	804		43,545
Uber Technologies, Inc. (a)	485		24,747
VeriSign, Inc. (a)	7		1,413
Wayfair, Inc., Class A (a)	5		1,076
Zendesk, Inc. (a)	34		4,838
Zillow Group, Inc., Class A (a)	4		535
Zillow Group, Inc., Class C (a)	11		1,453

			2,277,901

Media — 0.5%
Altice USA, Inc., Class A (a)	16		595
Cable One, Inc.	—	(h)	561
Charter Communications, Inc., Class A (a)	10		6,821
Comcast Corp., Class A	345		18,090
Discovery, Inc., Class A (a)	16		492
Discovery, Inc., Class C (a)	21		561
DISH Network Corp., Class A (a)	19		604
FactSet Research Systems, Inc.	30		10,078
Fox Corp., Class A	30		880
Fox Corp., Class B	9		266
Liberty Broadband Corp., Class C (a)	12		1,964
Liberty Global plc, (United Kingdom), Class A (a)	5		117
Liberty Global plc, (United Kingdom), Class C (a)	37		877
Liberty Media Corp.-Liberty Formula One, Class C (a)	14		589
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	7		293
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	11		499
News Corp., Class A	29		520
Sirius XM Holdings, Inc.	70		446
ViacomCBS, Inc., Class B	44		1,634
Walt Disney Co. (The) (a)	135		24,491

			70,378

Telecommunications — 0.5%
Arista Networks, Inc. (a)	4		1,213
AT&T, Inc.	540		15,526
CenturyLink, Inc.	66		641
Cisco Systems, Inc.	318		14,243
Corning, Inc.	57		2,066
Juniper Networks, Inc.	23		510
Motorola Solutions, Inc.	12		2,083

SEE NOTES TO FINANCIAL STATEMENTS.

40	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Telecommunications — continued
T-Mobile US, Inc. (a)	41		5,549
Verizon Communications, Inc.	313		18,374

			60,205

Total Communications			2,420,250

Consumer Cyclical — 6.9%
Airlines — 0.1%
Delta Air Lines, Inc.	81		3,248
Southwest Airlines Co.	75		3,490

			6,738

Apparel — 0.1%
NIKE, Inc., Class B	95		13,391
VF Corp.	25		2,175

			15,566

Auto Manufacturers — 5.3%
Cummins, Inc.	302		68,494
Ford Motor Co.	3,530		31,033
General Motors Co.	1,166		48,564
PACCAR, Inc.	706		60,950
Tesla, Inc. (a)	676		477,179

			686,220

Auto Parts & Equipment — 0.0% (g)
Aptiv plc, (Ireland)	19		2,446
Autoliv, Inc., (Sweden) (a)	4		324
BorgWarner, Inc.	15		566
Lear Corp.	4		579

			3,915

Distribution/Wholesale — 0.3%
Copart, Inc. (a)	108		13,755
Fastenal Co.	292		14,282
LKQ Corp. (a)	19		686
Pool Corp.	2		874
WW Grainger, Inc.	23		9,281

			38,878

Entertainment — 0.0% (g)
DraftKings, Inc., Class A (a)	12		559
Live Nation Entertainment, Inc. (a)	11		811
Vail Resorts, Inc.	3		884

			2,254

Food Service — 0.0% (g)
Aramark	17		659

Home Builders — 0.0% (g)
DR Horton, Inc.	21		1,433
Lennar Corp., Class A	14		1,089
NVR, Inc. (a)	—	(h)	894
PulteGroup, Inc.	12		538

			3,954

SECURITY DESCRIPTION	SHARES	VALUE($)

Home Furnishings — 0.0% (g)
Whirlpool Corp.	5	917

Housewares — 0.0% (g)
Newell Brands, Inc.	31	664

Leisure Time — 0.0% (g)
Carnival Corp.	47	1,009
Peloton Interactive, Inc., Class A (a)	15	2,209
Royal Caribbean Cruises Ltd.	14	1,082

		4,300

Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	22	2,484
Las Vegas Sands Corp.	24	1,435
Marriott International, Inc., Class A	22	2,885
MGM Resorts International	33	1,029
Wynn Resorts Ltd.	6	706

		8,539

Retail — 1.0%
Advance Auto Parts, Inc.	5	768
AutoZone, Inc. (a)	2	1,874
Best Buy Co., Inc.	17	1,703
Burlington Stores, Inc. (a)	4	1,160
CarMax, Inc. (a)	13	1,249
Carvana Co., Class A (a)	5	1,110
Chipotle Mexican Grill, Inc., Class A (a)	2	2,836
Costco Wholesale Corp.	33	12,606
Darden Restaurants, Inc.	10	1,179
Dollar General Corp.	18	3,814
Dollar Tree, Inc. (a)	18	1,900
Domino’s Pizza, Inc.	3	1,070
Genuine Parts Co.	9	911
Home Depot, Inc. (The)	80	21,236
Lowe’s Cos., Inc.	56	8,919
Lululemon Athletica, Inc., (Canada) (a)	9	3,249
McDonald’s Corp.	56	11,947
O’Reilly Automotive, Inc. (a)	5	2,165
Ross Stores, Inc.	26	3,199
Starbucks Corp.	88	9,389
Target Corp.	37	6,563
Tiffany & Co.	8	1,006
TJX Cos., Inc. (The)	89	6,071
Tractor Supply Co.	8	1,137
Ulta Beauty, Inc. (a)	4	1,108
Walgreens Boots Alliance, Inc.	56	2,244
Walmart, Inc.	109	15,692
Yum! Brands, Inc.	21	2,262

		128,367

Textiles — 0.0% (g)
Mohawk Industries, Inc. (a)	5	704

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	10	926

Total Consumer Cyclical		902,601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	41

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Agriculture — 0.1%
Altria Group, Inc.	133	5,454
Archer-Daniels-Midland Co.	48	2,395
Bunge Ltd.	11	754
Philip Morris International, Inc.	113	9,361

		17,964

Beverages — 5.1%
Brown-Forman Corp., Class B	367	29,142
Coca-Cola Co. (The)	4,879	267,553
Constellation Brands, Inc., Class A	200	43,878
Keurig Dr Pepper, Inc.	668	21,390
Molson Coors Beverage Co., Class B	227	10,267
Monster Beverage Corp. (a)	471	43,567
PepsiCo., Inc.	1,655	245,509

		661,306

Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc. (a)	148	23,132
Alnylam Pharmaceuticals, Inc. (a)	78	10,093
Amgen, Inc.	395	90,924
Biogen, Inc. (a)	107	26,197
BioMarin Pharmaceutical, Inc. (a)	122	10,723
Bio-Rad Laboratories, Inc., Class A (a)	2	920
Corteva, Inc.	57	2,192
Exact Sciences Corp. (a)	107	14,174
Gilead Sciences, Inc.	848	49,409
Illumina, Inc. (a)	11	4,054
Incyte Corp. (a)	125	10,914
Ionis Pharmaceuticals, Inc. (a)	89	5,013
Moderna, Inc. (a)	186	19,449
Regeneron Pharmaceuticals, Inc. (a)	71	34,122
Royalty Pharma plc, Class A	3	152
Seagen, Inc. (a)	82	14,390
Vertex Pharmaceuticals, Inc. (a)	176	41,613

		357,471

Commercial Services — 2.0%
AMERCO	5	2,366
Automatic Data Processing, Inc.	32	5,653
Avalara, Inc. (a)	23	3,819
Booz Allen Hamilton Holding Corp., Class A	9	796
Cintas Corp.	45	15,821
CoStar Group, Inc. (a)	20	18,239
Equifax, Inc.	62	11,875
FleetCor Technologies, Inc. (a)	6	1,603
Gartner, Inc. (a)	6	958
Global Payments, Inc.	22	4,794
IHS Markit Ltd., (United Kingdom)	192	17,246
MarketAxess Holdings, Inc.	26	14,763
Moody’s Corp.	117	33,888
PayPal Holdings, Inc. (a)	83	19,427
Robert Half International, Inc.	60	3,761
Rollins, Inc.	114	4,447
S&P Global, Inc.	182	59,950

SECURITY DESCRIPTION	SHARES	VALUE($)

Commercial Services — continued
Square, Inc., Class A (a)	27	5,971
TransUnion	97	9,622
United Rentals, Inc. (a)	37	8,522
Verisk Analytics, Inc., Class A	79	16,441

		259,962

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	58	4,957
Estee Lauder Cos., Inc. (The), Class A	17	4,430
Procter & Gamble Co. (The)	189	26,331

		35,718

Food — 0.1%
Campbell Soup Co.	11	553
Conagra Brands, Inc.	35	1,282
General Mills, Inc.	44	2,612
Hershey Co. (The)	10	1,538
Hormel Foods Corp.	21	999
J M Smucker Co. (The)	8	949
Kellogg Co.	16	1,014
Kraft Heinz Co. (The)	52	1,814
Kroger Co. (The)	58	1,849
Lamb Weston Holdings, Inc.	10	777
McCormick & Co., Inc.	17	1,617
Mondelez International, Inc., Class A	108	6,308
Sysco Corp.	35	2,611
Tyson Foods, Inc., Class A	24	1,563

		25,486

Healthcare — Products — 0.8%
10X Genomics, Inc., Class A (a)	4	573
Abbott Laboratories	133	14,600
ABIOMED, Inc. (a)	3	1,045
Align Technology, Inc. (a)	6	2,968
Avantor, Inc. (a)	35	990
Baxter International, Inc.	38	3,066
Boston Scientific Corp. (a)	108	3,885
Cooper Cos., Inc. (The)	4	1,384
Danaher Corp.	48	10,653
DENTSPLY SIRONA, Inc.	16	830
Edwards Lifesciences Corp. (a)	46	4,222
Hologic, Inc. (a)	19	1,358
IDEXX Laboratories, Inc. (a)	6	2,939
Insulet Corp. (a)	4	1,105
Intuitive Surgical, Inc. (a)	9	7,168
Masimo Corp. (a)	4	982
Medtronic plc, (Ireland)	103	12,016
Novocure Ltd., (Jersey) (a)	6	1,067
ResMed, Inc.	11	2,248
STERIS plc	6	1,144
Stryker Corp.	25	6,196
Teleflex, Inc.	3	1,367
Thermo Fisher Scientific, Inc.	30	13,803
Varian Medical Systems, Inc. (a)	7	1,154
West Pharmaceutical Services, Inc.	5	1,417

SEE NOTES TO FINANCIAL STATEMENTS.

42	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Healthcare — Products — continued
Zimmer Biomet Holdings, Inc.	15	2,372

		100,552

Healthcare — Services — 0.5%
Anthem, Inc.	18	5,875
Catalent, Inc. (a)	132	13,707
Centene Corp. (a)	42	2,548
DaVita, Inc. (a)	6	662
HCA Healthcare, Inc.	21	3,371
Humana, Inc.	10	3,906
IQVIA Holdings, Inc. (a)	14	2,554
Laboratory Corp. of America Holdings (a)	7	1,499
Molina Healthcare, Inc. (a)	3	730
PPD, Inc. (a)	8	289
Quest Diagnostics, Inc.	10	1,183
Teladoc Health, Inc. (a)	8	1,664
UnitedHealth Group, Inc.	70	24,555
Universal Health Services, Inc., Class B	6	858

		63,401

Household Products/Wares — 0.1%
Avery Dennison Corp.	7	1,040
Church & Dwight Co., Inc.	16	1,429
Clorox Co. (The)	9	1,752
Kimberly-Clark Corp.	24	3,238

		7,459

Pharmaceuticals — 8.8%
AbbVie, Inc.	1,190	127,522
AmerisourceBergen Corp., Class A	12	1,133
Becton Dickinson and Co.	22	5,474
Bristol-Myers Squibb Co.	1,826	113,274
Cardinal Health, Inc.	21	1,110
Cigna Corp.	27	5,639
CVS Health Corp.	100	6,849
DexCom, Inc. (a)	7	2,586
Elanco Animal Health, Inc. (a)	30	920
Eli Lilly and Co.	646	109,137
Henry Schein, Inc. (a)	11	750
Horizon Therapeutics Plc (a)	15	1,086
Jazz Pharmaceuticals plc, (Ireland) (a)	3	572
Johnson & Johnson	2,131	335,324
McKesson Corp.	12	2,146
Merck & Co., Inc.	2,045	167,300
Neurocrine Biosciences, Inc. (a)	60	5,704
Perrigo Co. plc, (Ireland)	109	4,886
Pfizer, Inc.	4,494	165,417
Sarepta Therapeutics, Inc. (a)	50	8,533
Viatris, Inc. (a)	980	18,364
Zoetis, Inc., Class A	383	63,311

		1,147,037

Total Consumer Non-cyclical		2,676,356

SECURITY DESCRIPTION	SHARES	VALUE($)

Energy — 0.5%
Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	38	6,729
SolarEdge Technologies, Inc., (Israel) (a)	16	5,124
Sunrun, Inc. (a)	59	4,080

		15,933

Oil & Gas — 0.3%
Cabot Oil & Gas Corp.	27	444
Chevron Corp.	145	12,216
Concho Resources, Inc.	13	782
ConocoPhillips	80	3,212
EOG Resources, Inc.	44	2,204
Exxon Mobil Corp.	322	13,286
Hess Corp.	19	1,001
Marathon Petroleum Corp.	49	2,027
Occidental Petroleum Corp.	69	1,196
Phillips 66	33	2,310
Pioneer Natural Resources Co.	12	1,382
Valero Energy Corp.	31	1,753

		41,813

Oil & Gas Services — 0.0% (g)
Baker Hughes Co., Class A	51	1,060
Halliburton Co.	66	1,244
Schlumberger NV	112	2,443

		4,747

Pipelines — 0.1% (g)
Cheniere Energy, Inc. (a)	14	856
Kinder Morgan, Inc.	145	1,976
ONEOK, Inc.	32	1,234
Williams Cos., Inc. (The)	84	1,692

		5,758

Total Energy		68,251

Financial — 17.7%
Banks — 6.5%
Bank of America Corp.	5,566	168,705
Bank of New York Mellon Corp. (The)	684	29,027
Citigroup, Inc.	1,526	94,106
Citizens Financial Group, Inc.	449	16,047
Fifth Third Bancorp	690	19,027
First Republic Bank	157	23,130
Goldman Sachs Group, Inc. (The)	248	65,304
Huntington Bancshares, Inc.	1,117	14,111
KeyCorp.	1,007	16,527
M&T Bank Corp.	131	16,629
Morgan Stanley	1,003	68,721
Northern Trust Corp.	191	17,820
PNC Financial Services Group, Inc. (The)	330	49,196
Regions Financial Corp.	996	16,060
State Street Corp.	316	22,986
SVB Financial Group (a)	51	19,614
Truist Financial Corp.	1,045	50,069
US Bancorp	1,055	49,143
Wells Fargo & Co.	2,883	87,021

		843,243

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	43

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Diversified Financial Services — 4.0%
Ally Financial, Inc.	255	9,096
American Express Co.	516	62,429
Ameriprise Financial, Inc.	94	18,270
BlackRock, Inc., Class A	75	53,985
Capital One Financial Corp.	370	36,608
Cboe Global Markets, Inc.	127	11,785
Charles Schwab Corp. (The)	1,152	61,114
CME Group, Inc., Class A	275	50,047
Discover Financial Services	273	24,749
Franklin Resources, Inc.	318	7,935
Intercontinental Exchange, Inc.	421	48,550
Invesco Ltd.	260	4,526
Mastercard, Inc., Class A	67	23,823
Nasdaq, Inc.	115	15,199
Raymond James Financial, Inc.	137	13,118
SEI Investments Co.	170	9,750
Synchrony Financial	452	15,690
T Rowe Price Group, Inc.	191	28,986
Tradeweb Markets, Inc., Class A	60	3,743
Visa, Inc., Class A	127	27,759
Western Union Co. (The)	28	612

		527,774

Insurance — 6.2%
Aflac, Inc.	588	26,155
Alleghany Corp.	14	8,360
Allstate Corp. (The)	264	28,991
American Financial Group, Inc.	82	7,167
American International Group, Inc.	638	24,153
Aon plc, Class A	183	38,625
Arch Capital Group Ltd., (Bermuda) (a)	276	9,960
Arthur J Gallagher & Co.	130	16,137
Assurant, Inc.	44	6,048
Athene Holding Ltd., (Bermuda), Class A (a)	111	4,770
Berkshire Hathaway, Inc., Class B (a)	990	229,451
Brown & Brown, Inc.	157	7,461
Chubb Ltd., (Switzerland)	333	51,180
Cincinnati Financial Corp.	137	11,941
Equitable Holdings, Inc.	371	9,495
Erie Indemnity Co., Class A	17	4,136
Everest Re Group Ltd., (Bermuda)	47	11,024
Fidelity National Financial, Inc.	201	7,857
Globe Life, Inc.	117	11,087
Hartford Financial Services Group, Inc. (The)	360	17,613
Lincoln National Corp.	229	11,511
Loews Corp.	226	10,176
Markel Corp. (a)	14	14,466
Marsh & McLennan Cos., Inc.	385	45,065
MetLife, Inc.	649	30,457
Principal Financial Group, Inc.	290	14,368
Progressive Corp. (The)	430	42,492
Prudential Financial, Inc.	342	26,719

SECURITY DESCRIPTION	SHARES	VALUE($)

Insurance — continued
Reinsurance Group of America, Inc.	54	6,256
RenaissanceRe Holdings Ltd., (Bermuda)	34	5,697
Travelers Cos., Inc. (The)	212	29,811
Voya Financial, Inc.	171	10,069
Willis Towers Watson plc, (United Kingdom)	108	22,675
W R Berkley Corp.	164	10,868

		812,241

Private Equity — 0.4%
Apollo Global Management, Inc., Class A	113	5,558
Blackstone Group, Inc. (The), Class A	542	35,114
Carlyle Group, Inc. (The)	81	2,549
KKR & Co., Inc.	335	13,578

		56,799

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	27	1,694

REITS — 0.6%
AGNC Investment Corp.	362	5,654
Alexandria Real Estate Equities, Inc.	10	1,711
American Tower Corp.	33	7,365
Annaly Capital Management, Inc.	922	7,789
AvalonBay Communities, Inc.	11	1,723
Boston Properties, Inc.	11	1,047
Camden Property Trust	6	622
Crown Castle International Corp.	32	5,095
Digital Realty Trust, Inc.	20	2,799
Duke Realty Corp.	26	1,043
Equinix, Inc.	7	4,705
Equity LifeStyle Properties, Inc.	10	637
Equity Residential	28	1,681
Essex Property Trust, Inc.	5	1,133
Extra Space Storage, Inc.	9	1,023
Healthpeak Properties, Inc.	40	1,200
Host Hotels & Resorts, Inc.	54	794
Invitation Homes, Inc.	41	1,212
Iron Mountain, Inc.	20	596
Medical Properties Trust, Inc.	39	843
Mid-America Apartment Communities, Inc.	8	994
Omega Healthcare Investors, Inc.	16	573
Prologis, Inc.	56	5,559
Public Storage	12	2,743
Realty Income Corp.	26	1,597
Regency Centers Corp.	13	575
SBA Communications Corp., Class A	8	2,223
Simon Property Group, Inc.	24	2,048
Sun Communities, Inc.	7	1,065
UDR, Inc.	20	757
Ventas, Inc.	28	1,360
VEREIT, Inc.	18	666
VICI Properties, Inc.	39	988
Vornado Realty Trust	12	465

SEE NOTES TO FINANCIAL STATEMENTS.

44	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
REITS — continued
Welltower, Inc.	32	2,039
Weyerhaeuser Co.	57	1,900
WP Carey, Inc.	12	832

		75,056

Total Financial		2,316,807

Industrial — 21.0%
Aerospace/Defense — 2.0%
Boeing Co. (The)	271	57,912
General Dynamics Corp.	123	18,274
HEICO Corp.	20	2,660
HEICO Corp., Class A	37	4,280
Howmet Aerospace, Inc.	196	5,606
L3Harris Technologies, Inc.	109	20,524
Lockheed Martin Corp.	127	44,977
Northrop Grumman Corp.	80	24,281
Raytheon Technologies Corp.	771	55,132
Teledyne Technologies, Inc. (a)	18	7,051
TransDigm Group, Inc. (a)	26	15,932

		256,629

Building Materials — 0.4%
Carrier Global Corp.	414	15,618
Fortune Brands Home & Security, Inc.	69	5,940
Johnson Controls International plc	376	17,524
Lennox International, Inc.	17	4,635
Martin Marietta Materials, Inc.	5	1,382
Masco Corp.	130	7,153
Owens Corning	54	4,095
Vulcan Materials Co.	10	1,529

		57,876

Electrical Components & Equipments — 0.4%
AMETEK, Inc.	119	14,419
Emerson Electric Co.	309	24,811
Generac Holdings, Inc. (a)	32	7,202

		46,432

Electronics — 1.3%
Agilent Technologies, Inc.	23	2,771
Allegion plc, (Ireland)	46	5,350
Amphenol Corp., Class A	23	3,017
Arrow Electronics, Inc. (a)	8	744
Fortive Corp.	618	43,739
Garmin Ltd., (Switzerland)	11	1,373
Honeywell International, Inc.	355	75,463
Keysight Technologies, Inc. (a)	14	1,870
Mettler-Toledo International, Inc. (a)	2	1,923
PerkinElmer, Inc.	8	1,187
Roper Technologies, Inc.	53	22,812
Sensata Technologies Holding plc (a)	79	4,145
TE Connectivity Ltd., (Switzerland)	25	3,087
Trimble, Inc. (a)	18	1,222
Waters Corp. (a)	4	1,053

		169,756

SECURITY DESCRIPTION	SHARES	VALUE($)

Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	66	7,217

Environmental Control — 0.5%
Pentair plc, (United Kingdom)	336	17,851
Republic Services, Inc., Class A	117	11,275
Waste Connections, Inc.	136	13,931
Waste Management, Inc.	218	25,733

		68,790

Hand/Machine Tools — 0.6%
Snap-on, Inc.	105	17,946
Stanley Black & Decker, Inc.	326	58,205

		76,151

Machinery — Construction & Mining — 1.5%
Caterpillar, Inc.	1,105	201,203

Machinery — Diversified — 3.2%
Cognex Corp.	12	1,002
Deere & Co.	607	163,391
Dover Corp.	291	36,775
IDEX Corp.	153	30,577
Ingersoll Rand, Inc. (a)	723	32,929
Nordson Corp.	111	22,326
Otis Worldwide Corp.	838	56,615
Rockwell Automation, Inc.	59	14,817
Westinghouse Air Brake Technologies Corp.	369	27,039
Xylem, Inc.	366	37,258

		422,729

Miscellaneous Manufacturers — 2.7%
3M Co.	291	50,893
A O Smith Corp.	67	3,695
Eaton Corp. plc	207	24,915
General Electric Co.	4,422	47,757
Illinois Tool Works, Inc.	644	131,314
Parker-Hannifin Corp.	262	71,461
Textron, Inc.	113	5,477
Trane Technologies plc, (Ireland)	120	17,466

		352,978

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	124	1,455
Ball Corp.	25	2,310
Crown Holdings, Inc. (a)	10	1,007
Packaging Corp. of America	8	1,036
Sealed Air Corp.	11	519
Westrock Co.	23	988

		7,315

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	20	3,446

Transportation — 8.2%
CH Robinson Worldwide, Inc.	579	54,397
CSX Corp.	388	35,234

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	45

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Transportation — continued
Expeditors International of Washington, Inc.	722	68,630
FedEx Corp.	1,032	267,897
JB Hunt Transport Services, Inc.	44	5,997
Kansas City Southern	48	9,802
Knight-Swift Transportation Holdings, Inc., Class A	67	2,810
Norfolk Southern Corp.	130	30,801
Old Dominion Freight Line, Inc.	48	9,402
Union Pacific Corp.	344	71,724
United Parcel Service, Inc., Class B	3,039	511,708
XPO Logistics, Inc. (a)	47	5,567

		1,073,969

Total Industrial		2,744,491

Technology — 13.4%
Computers — 1.7%
Accenture plc, (Ireland), Class A	48	12,636
Apple, Inc.	1,270	168,506
Cognizant Technology Solutions Corp., Class A	41	3,339
Crowdstrike Holdings, Inc., Class A (a)	43	9,125
Dell Technologies, Inc., Class C (a)	18	1,320
EPAM Systems, Inc. (a)	4	1,337
Fortinet, Inc. (a)	41	6,134
Hewlett Packard Enterprise Co.	101	1,197
HP, Inc.	107	2,636
International Business Machines Corp.	67	8,471
Leidos Holdings, Inc.	10	1,029
NetApp, Inc.	15	974
Seagate Technology plc	16	983
Western Digital Corp.	22	1,239
Zscaler, Inc. (a)	21	4,268

		223,194

Office/Business Equipment — 0.0% (g)
Zebra Technologies Corp., Class A (a)	4	1,509

Semiconductors — 4.3%
Advanced Micro Devices, Inc. (a)	377	34,548
Analog Devices, Inc.	119	17,521
Applied Materials, Inc.	294	25,354
Broadcom, Inc.	129	56,567
Intel Corp.	1,367	68,091
IPG Photonics Corp. (a)	3	585
KLA Corp.	50	12,849
Lam Research Corp.	47	22,052
Marvell Technology Group Ltd.	214	10,179
Maxim Integrated Products, Inc.	84	7,414
Microchip Technology, Inc.	80	11,068
Micron Technology, Inc. (a)	358	26,878
Monolithic Power Systems, Inc.	13	4,910
NVIDIA Corp.	198	103,420
NXP Semiconductors NV, (Netherlands)	89	14,224
ON Semiconductor Corp. (a)	130	4,257

SECURITY DESCRIPTION	SHARES	VALUE($)

Semiconductors — continued
Qorvo, Inc. (a)	36	6,057
QUALCOMM, Inc.	362	55,123
Skyworks Solutions, Inc.	54	8,203
Teradyne, Inc.	53	6,335
Texas Instruments, Inc.	295	48,397
Xilinx, Inc.	78	11,062

		555,094

Software — 7.4%
Activision Blizzard, Inc.	58	5,377
Adobe, Inc. (a)	145	72,581
Akamai Technologies, Inc. (a)	12	1,219
ANSYS, Inc. (a)	26	9,338
Autodesk, Inc. (a)	66	20,133
Black Knight, Inc. (a)	10	894
Broadridge Financial Solutions, Inc.	8	1,160
Cadence Design Systems, Inc. (a)	84	11,411
Ceridian HCM Holding, Inc. (a)	39	4,196
Cerner Corp.	23	1,835
Citrix Systems, Inc.	35	4,589
Cloudflare, Inc., Class A (a)	46	3,501
Coupa Software, Inc. (a)	20	6,766
Datadog, Inc., Class A (a)	45	4,473
DocuSign, Inc., Class A (a)	52	11,616
Dropbox, Inc., Class A (a)	95	2,101
Dynatrace, Inc. (a)	55	2,360
Electronic Arts, Inc.	22	3,138
Fair Isaac Corp. (a)	8	4,341
Fidelity National Information Services, Inc.	46	6,554
Fiserv, Inc. (a)	43	4,873
Guidewire Software, Inc. (a)	24	3,127
HubSpot, Inc. (a)	13	5,091
Intuit, Inc.	79	29,910
Jack Henry & Associates, Inc.	5	855
Microsoft Corp.	2,168	482,314
MongoDB, Inc., Class A (a)	3	1,174
MSCI, Inc., Class A	57	25,524
Oracle Corp.	602	38,911
Paychex, Inc.	23	2,167
Paycom Software, Inc. (a)	15	6,751
PTC, Inc. (a)	33	3,888
RingCentral, Inc., Class A (a)	22	8,442
salesforce.com, Inc. (a)	274	61,042
ServiceNow, Inc. (a)	58	31,804
Slack Technologies, Inc., Class A (a)	117	4,951
Snowflake, Inc., Class A (a)	2	556
Splunk, Inc. (a)	48	8,085
SS&C Technologies Holdings, Inc.	69	5,033
Synopsys, Inc. (a)	46	11,875
Take-Two Interactive Software, Inc. (a)	9	1,775
Twilio, Inc., Class A (a)	10	3,261
Tyler Technologies, Inc. (a)	12	5,269
Veeva Systems, Inc., Class A (a)	10	2,673

SEE NOTES TO FINANCIAL STATEMENTS.

46	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Software — continued
VMware, Inc., Class A (a)	25	3,559
Workday, Inc., Class A (a)	53	12,754
Zoom Video Communications, Inc., Class A (a)	52	17,573

		960,820

Total Technology		1,740,617

Utilities — 0.5%
Electric — 0.5%
AES Corp. (The)	45	1,053
Alliant Energy Corp.	14	728
Ameren Corp.	16	1,264
American Electric Power Co., Inc.	37	3,121
CenterPoint Energy, Inc.	39	842
CMS Energy Corp.	15	918
Consolidated Edison, Inc.	26	1,873
Dominion Energy, Inc.	63	4,749
DTE Energy Co.	15	1,786
Duke Energy Corp.	56	5,173
Edison International	29	1,815
Entergy Corp.	15	1,456
Evergy, Inc.	16	913
Eversource Energy	25	2,142
Exelon Corp.	80	3,386
FirstEnergy Corp.	40	1,234
NextEra Energy, Inc.	156	12,067
NRG Energy, Inc.	17	637
OGE Energy Corp.	11	344
PG&E Corp. (a)	108	1,345
Pinnacle West Capital Corp.	8	610
PPL Corp.	55	1,549
Public Service Enterprise Group, Inc.	37	2,179
Sempra Energy	22	2,808
Southern Co. (The)	80	4,898
Vistra Corp.	36	714
WEC Energy Group, Inc.	23	2,076

SECURITY DESCRIPTION	SHARES	VALUE($)

Electric — continued
Xcel Energy, Inc.	38	2,518

		64,198

Gas — 0.0% (g)
Atmos Energy Corp.	9	845
NiSource, Inc.	21	485
UGI Corp.	15	536

		1,866

Water — 0.0% (g)
American Water Works Co., Inc.	12	1,776
Essential Utilities, Inc.	15	700

		2,476

Total Utilities		68,540

Total Common Stocks (Cost $9,809,548)		12,989,312

	PRINCIPAL AMOUNT($)
Short-Term Investments — 0.5%
Time Deposits — 0.5%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/04/2021	17,497	17,497
BNP Paribas SA, 0.01%, 01/04/2021	18,662	18,662
Brown Brothers Harriman, 0.01%, 01/04/2021	3	3
Citibank NA, 0.01%, 01/04/2021	15,066	15,066
Sumitomo Mitsui Banking Corp., 0.01%, 01/04/2021	5,564	5,564

Total Short-Term Investments (Cost $56,792)		56,792

Total Investments — 99.9% (Cost — $9,866,340)		13,046,104

Other Assets in Excess of Liabilities — 0.1%		18,314

NET ASSETS — 100.0%		$13,064,418

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

E-mini Russell 2000 Index	4	03/2021	USD	383	12

Micro E-mini NASDAQ 100 Index	9	03/2021	USD	223	9

NASDAQ 100 E-mini Index	56	03/2021	USD	14,107	325

S&P 500 E-mini Index	242	03/2021	USD	44,553	807

S&P MidCap 400 E-mini Index	36	03/2021	USD	8,138	154

Total unrealized appreciation (depreciation)					1,307

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	47

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet	17.5%

Pharmaceuticals	8.8%

Transportation	8.2%

Software	7.4%

Banks	6.5%

Insurance	6.2%

Auto Manufacturers	5.3%

Beverages	5.1%

Semiconductors	4.3%

Diversified Financial Services	4.0%

Machinery — Diversified	3.2%

Biotechnology	2.7%

Miscellaneous Manufacturers	2.7%

Commercial Services	2.0%

Aerospace/Defense	2.0%

Computers	1.7%

Machinery — Construction & Mining	1.5%

Electronics	1.3%

Others (Each less than 1.0%)	9.2%

Short-Term Investments	0.4%

SEE NOTES TO FINANCIAL STATEMENTS.

48	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — 95.3%
Argentina — 0.0% (g)
Globant SA (a)	2	349
Telecom Argentina SA, ADR	1	8
YPF SA, ADR (a)	8	38

		395

Australia — 0.2%
BHP Group plc	744	19,642

Austria — 0.2%
Erste Group Bank AG (a)	16	474
OMV AG	8	315
Raiffeisen Bank International AG (a)	8	166
Verbund AG	140	11,888
voestalpine AG	7	242

		13,085

Belgium — 0.9%
Ageas SA	351	18,624
Anheuser-Busch InBev SA	353	24,603
Elia Group SA	64	7,658
Etablissements Franz Colruyt NV	3	172
Galapagos NV (a)	2	239
Groupe Bruxelles Lambert SA	6	619
KBC Group NV (a)	14	970
Proximus SADP	8	158
Sofina SA	1	291
Solvay SA	4	498
UCB SA	188	19,448
Umicore SA	11	529

		73,809

Brazil — 0.2%
Ambev SA	208	629
Atacadao SA	27	102
B2W Cia Digital (a)	9	138
B3 SA — Brasil Bolsa Balcao	89	1,069
Banco Bradesco SA	48	223
Banco BTG Pactual SA	10	183
Banco do Brasil SA	40	301
Banco Santander Brasil SA	19	162
BB Seguridade Participacoes SA	29	168
BRF SA (a)	24	101
CCR SA	51	132
Centrais Eletricas Brasileiras SA	14	102
Cia Brasileira de Distribuicao	7	97
Cia de Saneamento Basico do Estado de Sao Paulo	14	123
Cia Siderurgica Nacional SA	30	182
Cosan SA	9	130
CPFL Energia SA	12	77
Energisa SA	8	79
Engie Brasil Energia SA	10	86
Equatorial Energia SA	39	174
Hapvida Participacoes e Investimentos SA (e)	44	130

SECURITY DESCRIPTION	SHARES	VALUE($)

Brazil — continued
Hypera SA	15	101
JBS SA	46	210
Klabin SA	33	168
Localiza Rent a Car SA	27	356
Lojas Renner SA	33	280
Magazine Luiza SA	127	608
Multiplan Empreendimentos Imobiliarios SA	12	53
Natura & Co. Holding SA (a)	39	398
Notre Dame Intermedica Participacoes SA	22	327
Petrobras Distribuidora SA	30	129
Petroleo Brasileiro SA	157	866
Raia Drogasil SA	54	261
Rumo SA (a)	57	211
Sul America SA	13	109
Telefonica Brasil SA	20	183
TIM SA/Brazil	44	126
TOTVS SA	22	123
Ultrapar Participacoes SA	30	136
Vale SA	159	2,677
Via Varejo S/A (a)	54	169
WEG SA	36	531

		12,410

Chile — 0.1%
Antofagasta plc	139	2,730
Banco de Chile	1,989	203
Banco de Credito e Inversiones SA	2	89
Banco Santander Chile	2,952	142
Cencosud SA	61	108
Cencosud Shopping SA	4	6
Cia Cervecerias Unidas SA	6	44
Colbun SA	309	55
Empresas CMPC SA	56	147
Empresas COPEC SA	19	188
Enel Americas SA	1,392	227
Enel Chile SA	1,169	91
Falabella SA	31	113

		4,143

China — 1.4%
360 Security Technology, Inc., Class A	17	42
3SBio, Inc. (a) (e)	66	60
51job, Inc., ADR (a)	1	89
AAC Technologies Holdings, Inc.	33	183
AECC Aviation Power Co. Ltd., Class A	6	51
Agile Group Holdings Ltd.	54	72
Agricultural Bank of China Ltd., Class A	216	104
Agricultural Bank of China Ltd., Class H	1,214	445
Aier Eye Hospital Group Co. Ltd., Class A	11	126
Air China Ltd., Class A	68	78
Air China Ltd., Class H	16	13
Airtac International Group	4	129
AK Medical Holdings Ltd. (e)	24	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	49

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
China — continued
Alibaba Group Holding Ltd., ADR (a)	82		19,088
A-Living Smart City Services Co. Ltd. (e)	21		92
Aluminum Corp. of China Ltd., Class A (a)	14		8
Aluminum Corp. of China Ltd., Class H (a)	184		65
Anhui Conch Cement Co. Ltd., Class A	15		119
Anhui Conch Cement Co. Ltd., Class H	48		301
Anhui Gujing Distillery Co. Ltd., Class A	1		59
Anhui Gujing Distillery Co. Ltd., Class B	5		71
Anhui Kouzi Distillery Co. Ltd., Class A	1		6
ANTA Sports Products Ltd.	48		762
Asymchem Laboratories Tianjin Co. Ltd., Class A	1		46
Autobio Diagnostics Co. Ltd., Class A	—	(h)	7
Autohome, Inc., ADR	3		267
AVIC Jonhon Optronic Technology Co. Ltd., Class A	1		11
AVIC Shenyang Aircraft Co. Ltd., Class A	1		8
AVIC Xi’an Aircraft Industry Group Co. Ltd., Class A	2		8
AviChina Industry & Technology Co. Ltd., Class H	103		72
Baidu, Inc., ADR (a)	12		2,554
Bank of Beijing Co. Ltd., Class A	121		90
Bank of Chengdu Co. Ltd., Class A	26		43
Bank of China Ltd., Class A	126		62
Bank of China Ltd., Class H	3,488		1,181
Bank of Communications Co. Ltd., Class A	151		104
Bank of Communications Co. Ltd., Class H	369		195
Bank of Hangzhou Co. Ltd., Class A	27		62
Bank of Jiangsu Co. Ltd., Class A	10		8
Bank of Nanjing Co. Ltd., Class A	58		72
Bank of Ningbo Co. Ltd., Class A	23		122
Bank of Shanghai Co. Ltd., Class A	71		85
Baoshan Iron & Steel Co. Ltd., Class A	44		40
Baozun, Inc., ADR (a)	3		87
BeiGene Ltd., ADR (a)	2		509
Beijing Capital International Airport Co. Ltd., Class H	86		72
Beijing Dabeinong Technology Group Co. Ltd., Class A	5		7
Beijing Enlight Media Co. Ltd., Class A	4		7
Beijing New Building Materials plc, Class A	1		8
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	10		59
Beijing Shunxin Agriculture Co. Ltd., Class A	1		7
Beijing Tiantan Biological Products Corp. Ltd., Class A	5		35
Beijing Yanjing Brewery Co. Ltd., Class A	5		7
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	86		75
Betta Pharmaceuticals Co. Ltd., Class A	—	(h)	7
BGI Genomics Co. Ltd., Class A	—	(h)	6
Bilibili, Inc., ADR (a)	5		441

SECURITY DESCRIPTION	SHARES		VALUE($)

China — continued
BOE Technology Group Co. Ltd., Class A	113		105
BYD Co. Ltd., Class A	6		165
BYD Co. Ltd., Class H	27		711
BYD Electronic International Co. Ltd.	29		150
By-health Co. Ltd., Class A	2		6
Caitong Securities Co. Ltd., Class A	3		6
CanSino Biologics, Inc., Class H (a) (e)	2		55
CGN Power Co. Ltd., Class H (e)	343		74
Changchun High & New Technology Industry Group, Inc., Class A	1		83
Changjiang Securities Co. Ltd., Class A	6		8
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	—	(h)	9
Chaozhou Three-Circle Group Co. Ltd., Class A	8		46
Chifeng Jilong Gold Mining Co. Ltd., Class A (a)	3		7
China Aoyuan Group Ltd.	53		52
China Bohai Bank Co. Ltd., Class H (a) (e)	134		87
China Cinda Asset Management Co. Ltd., Class H	327		62
China CITIC Bank Corp. Ltd., Class H	455		193
China Communications Construction Co. Ltd., Class H	117		51
China Communications Services Corp. Ltd., Class H	112		49
China Conch Venture Holdings Ltd.	71		343
China Construction Bank Corp., Class A	50		48
China Construction Bank Corp., Class H	4,173		3,148
China East Education Holdings Ltd. (e)	28		66
China Eastern Airlines Corp. Ltd., Class A	9		6
China Everbright Bank Co. Ltd., Class A	169		104
China Everbright Bank Co. Ltd., Class H	35		13
China Evergrande Group	82		158
China Feihe Ltd. (e)	53		124
China Galaxy Securities Co. Ltd., Class A	24		46
China Galaxy Securities Co. Ltd., Class H	122		76
China Greatwall Technology Group Co. Ltd., Class A	3		9
China Hongqiao Group Ltd.	76		70
China Huarong Asset Management Co. Ltd., Class H (e)	374		42
China International Capital Corp. Ltd., Class H (a) (e)	62		168
China Jushi Co. Ltd., Class A	3		8
China Lesso Group Holdings Ltd.	50		78
China Life Insurance Co. Ltd., Class A	9		54
China Life Insurance Co. Ltd., Class H	316		696
China Literature Ltd. (a) (e)	14		109
China Longyuan Power Group Corp. Ltd., Class H	141		142
China Medical System Holdings Ltd.	60		67
China Meidong Auto Holdings Ltd.	30		122
China Merchants Bank Co. Ltd., Class A	58		391

SEE NOTES TO FINANCIAL STATEMENTS.

50	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
China — continued
China Merchants Bank Co. Ltd., Class H	169	1,066
China Merchants Energy Shipping Co. Ltd., Class A	8	7
China Merchants Securities Co. Ltd., Class A	23	82
China Minsheng Banking Corp. Ltd., Class A	136	109
China Minsheng Banking Corp. Ltd., Class H	237	135
China Molybdenum Co. Ltd., Class A	88	84
China Molybdenum Co. Ltd., Class H	111	73
China National Building Material Co. Ltd., Class H	170	205
China National Software & Service Co. Ltd., Class A	1	9
China Northern Rare Earth Group High-Tech Co. Ltd., Class A (a)	4	7
China Oilfield Services Ltd., Class H	72	61
China Pacific Insurance Group Co. Ltd., Class A	21	125
China Pacific Insurance Group Co. Ltd., Class H	115	450
China Petroleum & Chemical Corp., Class A	12	7
China Petroleum & Chemical Corp., Class H	1,032	460
China Railway Construction Corp. Ltd., Class A	18	22
China Railway Construction Corp. Ltd., Class H	44	24
China Railway Group Ltd., Class A	96	77
China Railway Group Ltd., Class H	119	53
China Resources Pharmaceutical Group Ltd. (e)	76	39
China Shenhua Energy Co. Ltd., Class A	24	67
China Shenhua Energy Co. Ltd., Class H	130	245
China Shipbuilding Industry Co. Ltd., Class A (a)	19	12
China South Publishing & Media Group Co. Ltd., Class A	33	48
China Southern Airlines Co. Ltd., Class A (a)	80	74
China Southern Airlines Co. Ltd., Class H (a)	54	32
China State Construction Engineering Corp. Ltd., Class A	117	90
China Telecom Corp. Ltd., Class H	558	154
China Tourism Group Duty Free Corp. Ltd., Class A	5	235
China Tower Corp. Ltd., Class H (e)	1,826	269
China TransInfo Technology Co. Ltd., Class A	2	6
China United Network Communications Ltd., Class A	62	42

SECURITY DESCRIPTION	SHARES	VALUE($)

China — continued
China Vanke Co. Ltd., Class A	30	133
China Vanke Co. Ltd., Class H	68	234
China Yangtze Power Co. Ltd., Class A	56	166
China Yuhua Education Corp. Ltd. (e)	54	47
China Zheshang Bank Co. Ltd., Class A	55	35
Chongqing Brewery Co. Ltd., Class A	2	37
Chongqing Changan Automobile Co. Ltd., Class A (a)	12	39
Chongqing Rural Commercial Bank Co. Ltd., Class H	212	86
Chongqing Zhifei Biological Products Co. Ltd., Class A	4	98
CIFI Holdings Group Co. Ltd.	142	120
CITIC Ltd.	229	162
CITIC Securities Co. Ltd., Class A	35	159
CITIC Securities Co. Ltd., Class H	85	192
CNOOC Ltd.	760	697
Contemporary Amperex Technology Co. Ltd., Class A	6	338
COSCO SHIPPING Holdings Co. Ltd., Class A (a)	39	74
COSCO SHIPPING Holdings Co. Ltd., Class H (a)	98	117
Country Garden Holdings Co. Ltd.	327	451
Country Garden Services Holdings Co. Ltd.	61	413
CRRC Corp. Ltd., Class A	44	36
CRRC Corp. Ltd., Class H	85	29
CSC Financial Co. Ltd., Class A	9	56
CSPC Pharmaceutical Group Ltd.	388	395
Dali Foods Group Co. Ltd. (e)	117	67
Daqin Railway Co. Ltd., Class A	80	80
DaShenLin Pharmaceutical Group Co. Ltd., Class A	3	34
Dongfang Electric Corp. Ltd., Class A	4	6
Dongfeng Motor Group Co. Ltd., Class H	114	133
DouYu International Holdings Ltd., ADR (a)	5	57
East Money Information Co. Ltd., Class A	26	123
ENN Energy Holdings Ltd.	35	511
Eve Energy Co. Ltd., Class A	6	77
Everbright Securities Co. Ltd., Class A	12	34
Fangda Carbon New Material Co. Ltd., Class A (a)	8	9
FAW Jiefang Group Co. Ltd., Class A (a)	4	7
First Capital Securities Co. Ltd., Class A	5	7
Focus Media Information Technology Co. Ltd., Class A	48	73
Foshan Haitian Flavouring & Food Co. Ltd., Class A	7	229
Fosun International Ltd.	114	178
Founder Securities Co. Ltd., Class A (a)	46	73
Foxconn Industrial Internet Co. Ltd., Class A	19	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	51

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
China — continued
Fuyao Glass Industry Group Co. Ltd., Class A	7		52
Fuyao Glass Industry Group Co. Ltd., Class H (e)	20		110
Ganfeng Lithium Co. Ltd., Class A	3		53
GDS Holdings Ltd., ADR (a)	4		360
Gemdale Corp., Class A	19		40
Genscript Biotech Corp. (a)	50		73
GF Securities Co. Ltd., Class A	36		89
GF Securities Co. Ltd., Class H	40		57
Gigadevice Semiconductor Beijing, Inc., Class A	2		52
Glodon Co. Ltd., Class A	1		7
GoerTek, Inc., Class A	11		62
GOME Retail Holdings Ltd. (a)	446		54
Gotion High-tech Co. Ltd., Class A (a)	1		8
Great Wall Motor Co. Ltd., Class A	2		9
Great Wall Motor Co. Ltd., Class H	143		490
Greenland Holdings Corp. Ltd., Class A	8		7
Greentown China Holdings Ltd.	42		61
Greentown Service Group Co. Ltd.	64		79
GSX Techedu, Inc., ADR (a)	3		169
Guangdong Haid Group Co. Ltd., Class A	6		55
Guangdong Hongda Blasting Co. Ltd., Class A	1		7
Guangdong Kinlong Hardware Products Co. Ltd., Class A	—	(h)	7
Guanghui Energy Co. Ltd., Class A (a)	14		6
Guangzhou Automobile Group Co. Ltd., Class H	126		141
Guangzhou Baiyun International Airport Co. Ltd., Class A	3		7
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1		6
Guangzhou R&F Properties Co. Ltd., Class H	75		97
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	3		58
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1		8
Guosen Securities Co. Ltd., Class A	3		7
Guotai Junan Securities Co. Ltd., Class A	35		94
Guoyuan Securities Co. Ltd., Class A	5		7
Haidilao International Holding Ltd. (e)	35		270
Haier Smart Home Co. Ltd., Class A	19		85
Haier Smart Home Co. Ltd., Class H (a)	78		281
Haitian International Holdings Ltd.	29		100
Haitong Securities Co. Ltd., Class A	49		97
Haitong Securities Co. Ltd., Class H	88		79
Hangzhou First Applied Material Co. Ltd., Class A	3		39
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	19		142

SECURITY DESCRIPTION	SHARES	VALUE($)

China — continued
Hangzhou Tigermed Consulting Co. Ltd., Class A	3	72
Hangzhou Tigermed Consulting Co. Ltd., Class H (a) (e)	4	97
Hansoh Pharmaceutical Group Co. Ltd. (a) (e)	54	262
Henan Shuanghui Investment & Development Co. Ltd., Class A	9	62
Hengan International Group Co. Ltd.	29	202
Hengli Petrochemical Co. Ltd., Class A	18	78
Hengtong Optic-electric Co. Ltd., Class A	3	6
Hengyi Petrochemical Co. Ltd., Class A	3	7
Hesteel Co. Ltd., Class A (a)	19	7
Hithink RoyalFlush Information Network Co. Ltd., Class A	2	34
Hongfa Technology Co. Ltd., Class A	1	8
Hua Hong Semiconductor Ltd. (a) (e)	20	114
Huadong Medicine Co. Ltd., Class A	1	6
Huagong Tech Co. Ltd., Class A	2	6
Hualan Biological Engineering, Inc., Class A	7	47
Huaneng Power International, Inc., Class H	192	70
Huatai Securities Co. Ltd., Class A	42	116
Huatai Securities Co. Ltd., Class H (e)	36	56
Huaxia Bank Co. Ltd., Class A	105	101
Huaxin Cement Co. Ltd., Class A	2	6
Huayu Automotive Systems Co. Ltd., Class A	9	42
Huazhu Group Ltd., ADR	7	319
Hubei Biocause Pharmaceutical Co. Ltd., Class A	10	7
Hundsun Technologies, Inc., Class A	4	60
HUYA, Inc., ADR (a)	3	62
Iflytek Co. Ltd., Class A	9	54
Industrial & Commercial Bank of China Ltd., Class A	162	124
Industrial & Commercial Bank of China Ltd., Class H	2,637	1,694
Industrial Bank Co. Ltd., Class A	64	206
Industrial Securities Co. Ltd., Class A	34	46
Ingenic Semiconductor Co. Ltd., Class A (a)	1	7
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	9	7
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19	132
Innovent Biologics, Inc. (a) (e)	45	470
iQIYI, Inc., ADR (a)	12	211
JA Solar Technology Co. Ltd., Class A (a)	1	8
Jafron Biomedical Co. Ltd., Class A	1	6
Jason Furniture Hangzhou Co. Ltd., Class A	1	7

SEE NOTES TO FINANCIAL STATEMENTS.

52	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
China — continued
JD Health International, Inc. (a) (e)	5		89
JD.com, Inc., ADR (a)	37		3,283
Jiangsu Expressway Co. Ltd., Class H	64		72
Jiangsu Hengli Hydraulic Co. Ltd., Class A	4		68
Jiangsu Hengrui Medicine Co. Ltd., Class A	15		254
Jiangsu King’s Luck Brewery JSC Ltd., Class A	5		47
Jiangsu Shagang Co. Ltd., Class A	4		7
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	4		151
Jiangsu Yangnong Chemical Co. Ltd., Class A	—	(h)	8
Jiangsu Zhongtian Technology Co. Ltd., Class A	4		7
Jiangxi Copper Co. Ltd., Class A	16		50
Jiangxi Copper Co. Ltd., Class H	38		60
Jiangxi Zhengbang Technology Co. Ltd., Class A	3		7
Jinke Properties Group Co. Ltd., Class A	6		6
Jinxin Fertility Group Ltd. (e)	58		118
JiuGui Liquor Co. Ltd., Class A	—	(h)	10
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	3		33
JOYY, Inc., ADR	3		207
Kaisa Group Holdings Ltd.	118		58
KE Holdings, Inc., ADR (a)	5		306
Kingdee International Software Group Co. Ltd. (a)	105		429
Kingfa Sci & Tech Co. Ltd., Class A	3		7
Kingsoft Cloud Holdings Ltd., ADR (a)	2		108
Kingsoft Corp. Ltd.	37		239
Koolearn Technology Holding Ltd. (a) (e)	10		36
Kuang-Chi Technologies Co. Ltd., Class A (a)	2		8
Kweichow Moutai Co. Ltd., Class A	3		983
KWG Group Holdings Ltd.	57		77
Lenovo Group Ltd.	318		301
Lens Technology Co. Ltd., Class A	15		68
Leyard Optoelectronic Co. Ltd., Class A	7		7
Li Ning Co. Ltd.	94		643
Liaoning Cheng Da Co. Ltd., Class A	2		7
Lingyi iTech Guangdong Co., Class A	19		35
Logan Group Co. Ltd.	61		100
Lomon Billions Group Co. Ltd., Class A	8		37
Longfor Group Holdings Ltd. (e)	78		456
LONGi Green Energy Technology Co. Ltd., Class A	10		148
Lufax Holding Ltd., ADR (a)	10		136
Luxshare Precision Industry Co. Ltd., Class A	21		179
Luye Pharma Group Ltd. (e)	145		67
Luzhou Laojiao Co. Ltd., Class A	4		145
Maccura Biotechnology Co. Ltd., Class A	1		7
Mango Excellent Media Co. Ltd., Class A	6		61

SECURITY DESCRIPTION	SHARES		VALUE($)

China — continued
Maxscend Microelectronics Co. Ltd., Class A	—	(h)	35
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (a)	4		7
Meituan, Class B (a)	156		5,887
Metallurgical Corp. of China Ltd., Class A	18		8
Microport Scientific Corp.	30		162
Minth Group Ltd.	34		180
Momo, Inc., ADR	6		89
Muyuan Foods Co. Ltd., Class A	10		123
NanJi E-Commerce Co. Ltd., Class A	3		7
Nanjing Securities Co. Ltd., Class A	4		7
NARI Technology Co. Ltd., Class A	16		65
NAURA Technology Group Co. Ltd., Class A	2		45
NavInfo Co. Ltd., Class A	3		6
NetEase, Inc., ADR	18		1,726
New China Life Insurance Co. Ltd., Class A	8		73
New China Life Insurance Co. Ltd., Class H	33		130
New Hope Liuhe Co. Ltd., Class A	12		42
New Oriental Education & Technology Group, Inc., ADR (a)	7		1,241
Ningbo Tuopu Group Co. Ltd., Class A	1		7
NIO, Inc., ADR (a)	55		2,702
Noah Holdings Ltd., ADR (a)	2		75
Offcn Education Technology Co. Ltd., Class A	6		34
OFILM Group Co. Ltd., Class A	3		6
Orient Securities Co. Ltd./China, Class A	29		52
Ovctek China, Inc., Class A	1		8
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (a)	97		32
People’s Insurance Co. Group of China Ltd. (The), Class H	389		123
Perfect World Co. Ltd./China, Class A	2		7
PetroChina Co. Ltd., Class A	11		7
PetroChina Co. Ltd., Class H	854		264
Pharmaron Beijing Co. Ltd., Class H (e)	7		113
PICC Property & Casualty Co. Ltd., Class H	264		200
Pinduoduo, Inc., ADR (a)	16		2,917
Ping An Bank Co. Ltd., Class A	60		179
Ping An Healthcare and Technology Co. Ltd. (a) (e)	22		271
Ping An Insurance Group Co. of China Ltd., Class A	30		401
Ping An Insurance Group Co. of China Ltd., Class H	258		3,134
Poly Developments and Holdings Group Co. Ltd., Class A	38		93
Poly Property Services Co. Ltd.	6		44
Postal Savings Bank of China Co. Ltd., Class A	109		80
Postal Savings Bank of China Co. Ltd., Class H (e)	391		221

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	53

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
China — continued
Power Construction Corp. of China Ltd., Class A	74		44
Proya Cosmetics Co. Ltd., Class A	—	(h)	8
Qingdao Rural Commercial Bank Corp., Class A	9		7
Rongsheng Petro Chemical Co. Ltd., Class A	18		75
SAIC Motor Corp. Ltd., Class A	23		85
Sanan Optoelectronics Co. Ltd., Class A	16		65
Sangfor Technologies, Inc., Class A	1		53
Sany Heavy Industry Co. Ltd., Class A	25		134
SDIC Capital Co. Ltd., Class A	3		6
Seazen Group Ltd. (a)	90		75
Seazen Holdings Co. Ltd., Class A	8		43
Semiconductor Manufacturing International Corp. (a)	129		362
SF Holding Co. Ltd., Class A	12		156
SG Micro Corp., Class A	—	(h)	8
Shaanxi Coal Industry Co. Ltd., Class A	27		39
Shandong Gold Mining Co. Ltd., Class A	15		55
Shandong Gold Mining Co. Ltd., Class H (e)	37		86
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	6		37
Shandong Sinocera Functional Material Co. Ltd., Class A	1		7
Shandong Sun Paper Industry JSC Ltd., Class A	20		43
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	108		244
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	3		40
Shanghai Baosight Software Co. Ltd., Class A	1		7
Shanghai Electric Group Co. Ltd., Class A (a)	8		6
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	6		46
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	22		105
Shanghai International Airport Co. Ltd., Class A	4		48
Shanghai International Port Group Co. Ltd., Class A	100		70
Shanghai Jahwa United Co. Ltd., Class A	1		7
Shanghai Jinjiang International Hotels Co. Ltd., Class A	1		7
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	56		44
Shanghai M&G Stationery, Inc., Class A	3		46
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	33		57
Shanghai Pudong Development Bank Co. Ltd., Class A	108		161

SECURITY DESCRIPTION	SHARES		VALUE($)

China — continued
Shanghai Putailai New Energy Technology Co. Ltd., Class A	—	(h)	7
Shanghai RAAS Blood Products Co. Ltd., Class A	32		36
Shanxi Meijin Energy Co. Ltd., Class A (a)	7		7
Shanxi Taigang Stainless Steel Co. Ltd., Class A	12		6
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	3		150
Shengyi Technology Co. Ltd., Class A	9		39
Shennan Circuits Co. Ltd., Class A	—	(h)	7
Shenwan Hongyuan Group Co. Ltd., Class A	90		73
Shenzhen Airport Co. Ltd., Class A	5		6
Shenzhen Capchem Technology Co. Ltd., Class A	—	(h)	6
Shenzhen Goodix Technology Co. Ltd., Class A	1		34
Shenzhen Inovance Technology Co. Ltd., Class A	5		73
Shenzhen Kangtai Biological Products Co. Ltd., Class A	3		72
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3		190
Shenzhen Overseas Chinese Town Co. Ltd., Class A	6		7
Shenzhen SC New Energy Technology Corp., Class A	—	(h)	7
Shenzhen Sunway Communication Co. Ltd., Class A	1		7
Shenzhou International Group Holdings Ltd.	36		698
Sichuan Swellfun Co. Ltd., Class A	1		8
Silergy Corp.	4		344
SINA Corp./China (a)	3		114
Sinolink Securities Co. Ltd., Class A	3		6
Sinoma Science & Technology Co. Ltd., Class A	2		8
Sinopharm Group Co. Ltd., Class H	50		122
Sinotrans Ltd., Class A	10		7
Sinotruk Hong Kong Ltd.	31		79
Smoore International Holdings Ltd. (a) (e)	25		194
SooChow Securities Co. Ltd., Class A	4		7
Spring Airlines Co. Ltd., Class A	6		48
STO Express Co. Ltd., Class A	4		6
Sunac China Holdings Ltd.	110		407
Sungrow Power Supply Co. Ltd., Class A	4		49
Suning.com Co. Ltd., Class A	34		41
Sunny Optical Technology Group Co. Ltd.	32		688
Sunwoda Electronic Co. Ltd., Class A	2		8
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	2		6
TAL Education Group, ADR (a)	16		1,179
TBEA Co. Ltd., Class A	5		8

SEE NOTES TO FINANCIAL STATEMENTS.

54	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
China — continued
TCL Technology Group Corp., Class A	49		54
Tencent Holdings Ltd.	248		17,852
Tencent Music Entertainment Group, ADR (a)	16		316
Thunder Software Technology Co. Ltd., Class A	—	(h)	7
Tianfeng Securities Co. Ltd., Class A	7		6
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	13		50
Tianma Microelectronics Co. Ltd., Class A	3		8
Tianshui Huatian Technology Co. Ltd., Class A	3		7
Tingyi Cayman Islands Holding Corp.	88		151
Tongcheng-Elong Holdings Ltd. (a)	38		73
Tongling Nonferrous Metals Group Co. Ltd., Class A	17		7
Tongwei Co. Ltd., Class A	13		77
Topchoice Medical Corp., Class A (a)	1		43
Topsec Technologies Group, Inc., Class A (a)	2		7
Topsports International Holdings Ltd. (e)	51		76
TravelSky Technology Ltd., Class H	40		97
Trip.com Group Ltd., ADR (a)	21		695
Tsingtao Brewery Co. Ltd., Class A	3		41
Tsingtao Brewery Co. Ltd., Class H	20		210
Unigroup Guoxin Microelectronics Co. Ltd., Class A	2		41
Uni-President China Holdings Ltd.	70		71
Unisplendour Corp. Ltd., Class A	2		6
Universal Scientific Industrial Shanghai Co. Ltd., Class A	2		7
Vipshop Holdings Ltd., ADR (a)	19		538
Visionox Technology, Inc., Class A (a)	4		6
Walvax Biotechnology Co. Ltd., Class A	1		7
Wangsu Science & Technology Co. Ltd., Class A	6		7
Wanhua Chemical Group Co. Ltd., Class A	9		131
Want Want China Holdings Ltd.	230		166
Weibo Corp., ADR (a)	3		105
Weichai Power Co. Ltd., Class A	30		73
Weichai Power Co. Ltd., Class H	72		145
Wens Foodstuffs Group Co. Ltd., Class A	21		59
Will Semiconductor Co. Ltd. Shanghai, Class A	3		89
Wingtech Technology Co. Ltd., Class A	4		59
Wuhan Guide Infrared Co. Ltd., Class A	7		44
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	2		7
Wuliangye Yibin Co. Ltd., Class A	11		481
WuXi AppTec Co. Ltd., Class A	7		151
WuXi AppTec Co. Ltd., Class H (e)	12		228
Wuxi Biologics Cayman, Inc. (a) (e)	134		1,770

SECURITY DESCRIPTION	SHARES		VALUE($)

China — continued
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	3		43
Wuxi Taiji Industry Co. Ltd., Class A	4		6
Xiaomi Corp., Class B (a) (e)	618		2,627
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	3		7
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	38		77
Xinyi Solar Holdings Ltd.	182		477
XPeng, Inc., ADR (a)	8		343
Yadea Group Holdings Ltd. (e)	50		103
Yantai Eddie Precision Machinery Co. Ltd., Class A	1		7
Yanzhou Coal Mining Co. Ltd., Class H	72		58
Yealink Network Technology Corp. Ltd., Class A	1		8
Yifeng Pharmacy Chain Co. Ltd., Class A	—	(h)	6
Yihai International Holding Ltd. (a)	21		312
Yonghui Superstores Co. Ltd., Class A	7		8
Yonyou Network Technology Co. Ltd., Class A	11		74
Youngor Group Co. Ltd., Class A	7		7
YTO Express Group Co. Ltd., Class A	4		7
Yum China Holdings, Inc.	18		1,005
Yunda Holding Co. Ltd., Class A	3		7
Yunnan Baiyao Group Co. Ltd., Class A	4		72
Yunnan Energy New Material Co. Ltd., Class A	3		68
Zai Lab Ltd., ADR (a)	3		420
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	2		78
Zhaojin Mining Industry Co. Ltd., Class H	74		88
Zhejiang Century Huatong Group Co. Ltd., Class A (a)	6		6
Zhejiang Chint Electrics Co. Ltd., Class A	13		78
Zhejiang Dahua Technology Co. Ltd., Class A	14		43
Zhejiang Dingli Machinery Co. Ltd., Class A	2		37
Zhejiang Expressway Co. Ltd., Class H	90		76
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	1		6
Zhejiang Huayou Cobalt Co. Ltd., Class A (a)	4		45
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	1		6
Zhejiang Longsheng Group Co. Ltd., Class A	3		7
Zhejiang NHU Co. Ltd., Class A	9		48
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	12		46
Zhejiang Semir Garment Co. Ltd., Class A	4		7
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	1		7
Zhenro Properties Group Ltd.	68		41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	55

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
China — continued
Zheshang Securities Co. Ltd., Class A	3	7
ZhongAn Online P&C Insurance Co. Ltd., Class H (a) (e)	17	80
Zhongjin Gold Corp. Ltd., Class A	49	67
Zhongsheng Group Holdings Ltd.	26	186
Zhuzhou CRRC Times Electric Co. Ltd., Class H	23	101
Zijin Mining Group Co. Ltd., Class A	64	92
Zijin Mining Group Co. Ltd., Class H	248	281
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	26	40
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	52	63
ZTE Corp., Class A	9	47
ZTE Corp., Class H	29	74
ZTO Express Cayman, Inc., ADR	18	521

		123,687

Colombia — 0.0% (g)
Bancolombia SA	10	103
Ecopetrol SA	206	136
Grupo de Inversiones Suramericana SA	8	63
Interconexion Electrica SA ESP	19	140

		442

Cyprus — 0.0% (g)
Polymetal International plc	10	240

Czech Republic — 0.0% (g)
CEZ AS	6	136
Komercni banka as (a)	4	128
Moneta Money Bank AS (a) (e)	31	99

		363

Denmark — 4.6%
Ambu A/S, Class B	9	380
AP Moller — Maersk A/S, Class A	3	7,104
AP Moller — Maersk A/S, Class B	7	14,745
Carlsberg A/S, Class B	48	7,653
Chr Hansen Holding A/S (a)	6	604
Coloplast A/S, Class B	7	1,008
Danske Bank A/S (a)	39	637
Demant A/S (a)	6	224
DSV PANALPINA A/S	224	37,610
Genmab A/S (a)	4	1,472
GN Store Nord AS	7	566
H Lundbeck A/S	102	3,496
Novo Nordisk A/S, Class B	2,559	178,546
Novozymes A/S, Class B	12	662
Orsted AS (e)	386	79,041
Pandora A/S	5	604
ROCKWOOL International A/S, Class B	9	3,210
Tryg A/S	303	9,516
Vestas Wind Systems A/S	213	50,284

		397,362

SECURITY DESCRIPTION	SHARES	VALUE($)

Egypt — 0.0% (g)
Commercial International Bank Egypt SAE, GDR	64	242
Eastern Co. SAE	52	43

		285

Finland — 1.5%
Elisa OYJ	8	431
Fortum OYJ	912	22,040
Kesko Oyj, Class B	15	373
Kone OYJ, Class B	367	29,940
Neste OYJ	23	1,704
Nokia OYJ (a)	4,633	17,895
Nordea Bank Abp	180	1,473
Orion OYJ, Class B	157	7,205
Sampo OYJ, Class A	943	40,333
Stora Enso OYJ, Class R	32	618
UPM-Kymmene OYJ	30	1,104
Wartsila OYJ Abp	482	4,821

		127,937

France — 11.7%
Accor SA (a)	10	366
Aeroports de Paris (a)	32	4,174
Air Liquide SA	26	4,295
Airbus SE (a)	636	69,758
Alstom SA (a)	271	15,435
Amundi SA (a) (e)	3	257
Arkema SA	4	442
Atos SE (a)	81	7,431
AXA SA	3,874	92,897
BioMerieux	2	329
BNP Paribas SA (a)	62	3,285
Bollore SA	48	199
Bouygues SA	247	10,139
Bureau Veritas SA (a)	318	8,478
Capgemini SE	132	20,520
Carrefour SA	34	582
Cie de Saint-Gobain (a)	559	25,728
Cie Generale des Etablissements Michelin SCA	9	1,212
CNP Assurances (a)	344	5,594
Covivio	3	251
Credit Agricole SA (a)	64	809
Danone SA	286	18,824
Dassault Aviation SA (a)	3	2,917
Dassault Systemes SE	108	21,960
Edenred	201	11,436
Eiffage SA (a)	92	8,850
Electricite de France SA (a)	1,266	20,036
Engie SA (a)	3,733	57,229
EssilorLuxottica SA	16	2,452
Eurazeo SE (a)	2	161
Faurecia SE (a)	4	225
Gecina SA	2	384

SEE NOTES TO FINANCIAL STATEMENTS.

56	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
France — continued
Getlink SE (a)	475	8,214
Hermes International	2	1,888
Iliad SA	1	157
Ipsen SA	56	4,610
Kering SA	4	3,042
Klepierre SA	10	233
La Francaise des Jeux SAEM (e)	5	227
Legrand SA	289	25,822
L’Oreal SA	14	5,312
LVMH Moet Hennessy Louis Vuitton SE	15	9,614
Natixis SA (a)	56	193
Orange SA	111	1,318
Orpea SA (a)	3	365
Pernod Ricard SA	97	18,624
Peugeot SA (a)	945	25,885
Publicis Groupe SA	12	585
Remy Cointreau SA	10	1,934
Renault SA (a)	309	13,521
Safran SA (a)	346	49,094
Sanofi	1,684	163,232
Sartorius Stedim Biotech	2	546
Schneider Electric SE	582	84,161
SCOR SE (a)	317	10,293
SEB SA	1	237
Societe Generale SA (a)	45	935
Sodexo SA	5	425
Suez SA	706	14,000
Teleperformance	63	21,079
Thales SA	115	10,527
TOTAL SE	139	6,018
Ubisoft Entertainment SA (a)	5	497
Unibail-Rodamco-Westfield	8	598
Valeo SA	13	507
Veolia Environnement SA	1,112	27,419
Vinci SA	563	56,048
Vivendi SA	46	1,485
Wendel SE	2	179
Worldline SA (a) (e)	196	19,059

		1,004,538

Germany — 13.4%
adidas AG (a)	11	3,832
Allianz SE (Registered)	835	205,251
BASF SE	51	4,016
Bayer AG (Registered)	1,460	86,026
Bayerische Motoren Werke AG	532	46,963
Bechtle AG	22	4,861
Beiersdorf AG	6	643
Brenntag AG	167	12,994
Carl Zeiss Meditec AG	2	303
Commerzbank AG (a)	55	354
Continental AG	6	908
Covestro AG (e)	10	628
Daimler AG (Registered)	1,375	97,485

SECURITY DESCRIPTION	SHARES	VALUE($)

Germany — continued
Delivery Hero SE (a) (e)	7	1,121
Deutsche Bank AG (Registered) (a)	109	1,198
Deutsche Boerse AG	11	1,795
Deutsche Lufthansa AG (Registered) (a)	325	4,298
Deutsche Post AG (Registered)	1,069	52,967
Deutsche Telekom AG (Registered)	184	3,366
Deutsche Wohnen SE	19	1,012
E.ON SE	4,617	51,120
Evonik Industries AG	12	386
Fresenius Medical Care AG & Co. KGaA	12	986
Fresenius SE & Co. KGaA	23	1,072
GEA Group AG	166	5,927
Hannover Rueck SE	121	19,245
HeidelbergCement AG	8	598
HelloFresh SE (a)	8	636
Henkel AG & Co. KGaA	6	538
HOCHTIEF AG	26	2,558
Infineon Technologies AG	1,070	40,861
KION Group AG	78	6,763
Knorr-Bremse AG	78	10,699
LANXESS AG	5	350
LEG Immobilien AG	4	601
Merck KGaA	192	32,946
MTU Aero Engines AG	57	14,963
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	281	83,368
Nemetschek SE	48	3,547
Puma SE (a)	5	614
Rational AG	6	5,143
RWE AG	1,311	55,464
SAP SE	856	110,812
Scout24 AG (e)	6	473
Siemens AG (Registered)	827	119,115
Siemens Energy AG (a)	432	15,835
Siemens Healthineers AG (e)	15	767
Symrise AG, Class A	7	949
TeamViewer AG (a) (e)	124	6,647
Telefonica Deutschland Holding AG	54	148
Uniper SE	419	14,526
United Internet AG (Registered)	6	253
Volkswagen AG	52	10,859
Vonovia SE	29	2,111
Zalando SE (a) (e)	8	944

		1,151,845

Greece — 0.0% (g)
Hellenic Telecommunications Organization SA	12	193
JUMBO SA	5	86
OPAP SA	11	141

		420

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	57

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — 0.1%
Alibaba Health Information Technology Ltd. (a)	174	515
Alibaba Pictures Group Ltd. (a)	590	73
Beijing Enterprises Holdings Ltd.	21	69
Beijing Enterprises Water Group Ltd. (a)	216	87
Bosideng International Holdings Ltd.	152	78
Brilliance China Automotive Holdings Ltd.	122	111
China Education Group Holdings Ltd.	39	75
China Everbright Environment Group Ltd.	157	89
China Everbright Ltd.	38	51
China Gas Holdings Ltd.	113	449
China Jinmao Holdings Group Ltd.	226	104
China Mengniu Dairy Co. Ltd. (a)	123	742
China Merchants Port Holdings Co. Ltd.	66	81
China Mobile Ltd.	265	1,511
China Overseas Land & Investment Ltd.	161	350
China Overseas Property Holdings Ltd.	60	31
China Power International Development Ltd.	182	39
China Resources Beer Holdings Co. Ltd.	64	589
China Resources Cement Holdings Ltd.	106	118
China Resources Gas Group Ltd.	40	213
China Resources Land Ltd.	136	560
China Resources Power Holdings Co. Ltd.	80	86
China State Construction International Holdings Ltd.	88	50
China Taiping Insurance Holdings Co. Ltd.	71	127
China Traditional Chinese Medicine Holdings Co. Ltd.	126	62
China Unicom Hong Kong Ltd.	260	148
China Youzan Ltd. (a)	608	182
COSCO SHIPPING Ports Ltd.	92	64
Far East Horizon Ltd.	95	98
Geely Automobile Holdings Ltd.	253	866
Guangdong Investment Ltd.	126	227
Hopson Development Holdings Ltd.	28	71
Hutchison China MediTech Ltd., ADR (a)	3	103
Kingboard Holdings Ltd.	32	135
Kingboard Laminates Holdings Ltd.	54	87
Kunlun Energy Co. Ltd.	168	146
Lee & Man Paper Manufacturing Ltd.	65	53
Nine Dragons Paper Holdings Ltd.	77	109
Shenzhen International Holdings Ltd.	56	90
Shenzhen Investment Ltd.	150	52
Shimao Group Holdings Ltd.	52	166
Sino Biopharmaceutical Ltd.	450	434
SSY Group Ltd.	60	34
Sun Art Retail Group Ltd.	105	107
Vinda International Holdings Ltd.	18	49
Wharf Holdings Ltd. (The)	71	191
Yuexiu Property Co. Ltd.	216	43

		9,715

SECURITY DESCRIPTION	SHARES	VALUE($)

Hungary — 0.0% (g)
MOL Hungarian Oil & Gas plc (a)	15	114
OTP Bank Nyrt (a)	10	456
Richter Gedeon Nyrt	7	164

		734

India — 0.4%
ACC Ltd.	4	78
Adani Green Energy Ltd. (a)	16	237
Adani Ports & Special Economic Zone Ltd.	22	146
Ambuja Cements Ltd.	31	106
Apollo Hospitals Enterprise Ltd.	4	120
Asian Paints Ltd.	16	624
Aurobindo Pharma Ltd.	12	155
Avenue Supermarts Ltd. (a) (e)	7	262
Axis Bank Ltd. (a)	97	821
Bajaj Auto Ltd.	3	137
Bajaj Finance Ltd.	12	850
Bajaj Finserv Ltd.	2	208
Balkrishna Industries Ltd.	4	83
Bandhan Bank Ltd. (a) (e)	33	179
Berger Paints India Ltd.	10	102
Bharat Forge Ltd.	10	72
Bharat Petroleum Corp. Ltd.	26	137
Bharti Airtel Ltd.	55	385
Biocon Ltd. (a)	20	130
Britannia Industries Ltd.	5	236
Cipla Ltd.	19	216
Coal India Ltd.	44	81
Colgate-Palmolive India Ltd.	5	113
Container Corp. Of India Ltd.	12	67
Dabur India Ltd.	24	175
Divi’s Laboratories Ltd.	6	302
DLF Ltd.	27	84
Dr Reddy’s Laboratories Ltd.	5	359
Eicher Motors Ltd.	6	198
GAIL India Ltd.	68	116
Godrej Consumer Products Ltd.	18	180
Grasim Industries Ltd.	14	176
Havells India Ltd.	10	124
HCL Technologies Ltd.	47	607
HDFC Asset Management Co. Ltd. (e)	2	91
HDFC Life Insurance Co. Ltd. (a) (e)	31	286
Hero MotoCorp. Ltd.	5	219
Hindalco Industries Ltd.	67	222
Hindustan Petroleum Corp. Ltd.	26	79
Hindustan Unilever Ltd.	36	1,165
Housing Development Finance Corp. Ltd.	73	2,552
ICICI Bank Ltd. (a)	221	1,625
ICICI Lombard General Insurance Co. Ltd. (a) (e)	9	186
ICICI Prudential Life Insurance Co. Ltd. (a) (e)	16	110
Indian Oil Corp. Ltd.	67	83
Indraprastha Gas Ltd.	14	95

SEE NOTES TO FINANCIAL STATEMENTS.

58	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
India — continued
Indus Towers Ltd.	16		52
Info Edge India Ltd.	3		215
Infosys Ltd.	147		2,513
InterGlobe Aviation Ltd. (a) (e)	4		103
Ipca Laboratories Ltd.	3		94
ITC Ltd.	125		359
JSW Steel Ltd.	34		178
Jubilant Foodworks Ltd.	4		137
Kotak Mahindra Bank Ltd. (a)	24		668
Larsen & Toubro Infotech Ltd. (e)	2		113
Larsen & Toubro Ltd.	29		516
Lupin Ltd.	10		132
Mahindra & Mahindra Ltd.	36		352
Marico Ltd.	24		134
Maruti Suzuki India Ltd.	6		599
Motherson Sumi Systems Ltd.	49		111
MRF Ltd.	—	(h)	89
Muthoot Finance Ltd.	5		88
Nestle India Ltd.	1		370
NTPC Ltd.	192		262
Oil & Natural Gas Corp. Ltd.	97		124
Page Industries Ltd.	—	(h)	100
Petronet LNG Ltd.	39		132
PI Industries Ltd.	4		110
Pidilite Industries Ltd.	6		151
Piramal Enterprises Ltd.	4		78
Power Grid Corp. of India Ltd.	92		238
REC Ltd.	38		69
Reliance Industries Ltd.	124		3,366
SBI Life Insurance Co. Ltd. (a) (e)	18		224
Shree Cement Ltd.	—	(h)	155
Shriram Transport Finance Co. Ltd.	8		116
Siemens Ltd.	3		68
State Bank of India (a)	79		296
Sun Pharmaceutical Industries Ltd.	35		287
Tata Consultancy Services Ltd.	40		1,588
Tata Consumer Products Ltd.	26		209
Tata Motors Ltd. (a)	71		178
Tata Steel Ltd.	28		248
Tech Mahindra Ltd.	27		364
Titan Co. Ltd.	16		337
Torrent Pharmaceuticals Ltd.	2		83
Trent Ltd.	8		74
UltraTech Cement Ltd.	5		370
United Spirits Ltd. (a)	13		102
UPL Ltd.	21		135
Vedanta Ltd.	77		171
Wipro Ltd.	50		266
Yes Bank Ltd. (a)	425		104
Zee Entertainment Enterprises Ltd.	36		112

			31,519

SECURITY DESCRIPTION	SHARES	VALUE($)

Indonesia — 0.1%
Ace Hardware Indonesia Tbk. PT	50	6
Adaro Energy Tbk. PT	550	56
Astra International Tbk. PT	849	365
Bank Central Asia Tbk. PT	435	1,050
Bank Mandiri Persero Tbk. PT	823	371
Bank Negara Indonesia Persero Tbk. PT	319	140
Bank Rakyat Indonesia Persero Tbk. PT	2,422	720
Barito Pacific Tbk. PT (a)	1,143	90
Charoen Pokphand Indonesia Tbk. PT	314	146
Gudang Garam Tbk. PT (a)	20	57
Indah Kiat Pulp & Paper Corp. Tbk. PT	115	85
Indocement Tunggal Prakarsa Tbk. PT	58	60
Indofood CBP Sukses Makmur Tbk. PT	146	100
Indofood Sukses Makmur Tbk. PT	192	93
Kalbe Farma Tbk. PT	1,090	115
Merdeka Copper Gold Tbk. PT (a)	493	85
Perusahaan Gas Negara Tbk. PT	482	57
Sarana Menara Nusantara Tbk. PT	856	58
Semen Indonesia Persero Tbk. PT	129	114
Telkom Indonesia Persero Tbk. PT	2,112	498
Unilever Indonesia Tbk. PT	326	171
United Tractors Tbk. PT	67	126

		4,563

Ireland — 1.0%
CRH plc	44	1,852
DCC plc	135	9,582
Experian plc	1,263	47,974
Flutter Entertainment plc	10	2,044
Kerry Group plc, Class A	74	10,691
Kingspan Group plc (a)	167	11,687
Smurfit Kappa Group plc	14	632

		84,462

Isle of Man — 0.0% (g)
Entain plc (a)	207	3,208

Italy — 4.1%
Amplifon SpA (a)	7	275
Assicurazioni Generali SpA	2,210	38,687
Atlantia SpA (a)	536	9,673
Davide Campari-Milano NV	270	3,091
DiaSorin SpA	1	281
Enel SpA	16,553	168,424
Eni SpA	141	1,473
Ferrari NV	203	46,987
FinecoBank Banca Fineco SpA (a)	32	524
Infrastrutture Wireless Italiane SpA (e)	18	216
Intesa Sanpaolo SpA (a)	916	2,166
Mediobanca Banca di Credito Finanziario SpA (a)	34	314
Moncler SpA (a)	11	652
Nexi SpA (a) (e)	359	7,145
Poste Italiane SpA (e)	1,046	10,702
Prysmian SpA	261	9,287

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	59

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Italy — continued
Recordati Industria Chimica e Farmaceutica SpA	156	8,650
Snam SpA	4,128	23,313
Telecom Italia SpA	820	401
Terna Rete Elettrica Nazionale SpA	2,930	22,511
UniCredit SpA (a)	118	1,105

		355,877

Jordan — 0.1%
Hikma Pharmaceuticals plc	308	10,587

Luxembourg — 0.0% (g)
ArcelorMittal SA (a)	40	918
Aroundtown SA	56	419
Eurofins Scientific SE (a)	7	599
Reinet Investments SCA	9	166
SES SA, Class A	21	200
Tenaris SA	27	222

		2,524

Malaysia — 0.1%
AMMB Holdings Bhd.	88	80
Axiata Group Bhd.	115	107
CIMB Group Holdings Bhd.	294	314
Dialog Group Bhd.	189	162
DiGi.Com Bhd.	128	132
Fraser & Neave Holdings Bhd.	7	53
Gamuda Bhd.	64	62
Genting Bhd.	89	99
Genting Malaysia Bhd.	124	83
Genting Plantations Bhd.	14	34
HAP Seng Consolidated Bhd.	24	52
Hartalega Holdings Bhd.	75	227
Hong Leong Bank Bhd.	34	152
Hong Leong Financial Group Bhd.	14	62
IHH Healthcare Bhd.	66	91
IOI Corp. Bhd.	105	114
Kossan Rubber Industries	57	64
Kuala Lumpur Kepong Bhd.	21	121
Malayan Banking Bhd.	188	395
Malaysia Airports Holdings Bhd.	47	69
Maxis Bhd.	98	124
MISC Bhd.	58	99
Nestle Malaysia Bhd.	4	121
Petronas Chemicals Group Bhd.	97	179
Petronas Dagangan Bhd.	16	87
Petronas Gas Bhd.	32	137
PPB Group Bhd.	33	153
Press Metal Aluminium Holdings Bhd.	62	128
Public Bank Bhd.	127	653
QL Resources Bhd.	59	85
RHB Bank Bhd.	84	114
Sime Darby Bhd.	103	59
Sime Darby Plantation Bhd.	87	108
Supermax Corp. Bhd. (a)	65	97

SECURITY DESCRIPTION	SHARES	VALUE($)

Malaysia — continued
Telekom Malaysia Bhd.	50	67
Tenaga Nasional Bhd.	95	247
Top Glove Corp. Bhd.	211	323
Westports Holdings Bhd.	37	39

		5,293

Mexico — 0.1%
America Movil SAB de CV, Series L	1,488	1,083
Arca Continental SAB de CV	26	124
Becle SAB de CV	28	70
Cemex SAB de CV (a)	678	350
Coca-Cola Femsa SAB de CV	24	112
Fibra Uno Administracion SA de CV	142	161
Fomento Economico Mexicano SAB de CV	83	633
Fresnillo plc	64	988
Gruma SAB de CV, Class B	11	130
Grupo Aeroportuario del Pacifico SAB de CV, Class B (a)	17	194
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	9	157
Grupo Bimbo SAB de CV, Series A	71	153
Grupo Carso SAB de CV (a)	18	59
Grupo Financiero Banorte SAB de CV, Class O (a)	114	630
Grupo Financiero Inbursa SAB de CV, Class O (a)	109	110
Grupo Mexico SAB de CV, Series B	135	574
Grupo Televisa SAB, Series CPO (a)	106	173
Industrias Penoles SAB de CV (a)	6	101
Infraestructura Energetica Nova SAB de CV (a)	25	99
Kimberly-Clark de Mexico SAB de CV, Class A	73	124
Megacable Holdings SAB de CV	18	64
Orbia Advance Corp. SAB de CV	48	113
Promotora y Operadora de Infraestructura SAB de CV	12	104
Telesites SAB de CV (a)	71	77
Wal-Mart de Mexico SAB de CV	235	659

		7,042

Netherlands — 4.2%
ABN AMRO Bank NV, GDR CVA (a) (e)	22	215
Adyen NV (a) (e)	15	34,577
Aegon NV	3,584	14,296
Akzo Nobel NV	11	1,149
Altice Europe NV (a)	36	233
Argenx SE (a)	2	731
ASML Holding NV	349	168,859
EXOR NV	6	500
Heineken Holding NV	53	5,022
Heineken NV	120	13,373
ING Groep NV (a)	216	2,011
JDE Peet’s NV (a)	34	1,552

SEE NOTES TO FINANCIAL STATEMENTS.

60	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Just Eat Takeaway.com NV (a) (e)	7	791
Koninklijke Ahold Delhaize NV	61	1,723
Koninklijke DSM NV	10	1,644
Koninklijke KPN NV	198	603
Koninklijke Philips NV (a)	50	2,715
Koninklijke Vopak NV	4	195
NN Group NV	577	24,957
Prosus NV (a)	27	2,911
QIAGEN NV (a)	13	664
Randstad NV (a)	129	8,338
Royal Dutch Shell plc, Class A	1,444	25,331
Royal Dutch Shell plc, Class B	1,305	22,124
Wolters Kluwer NV	295	24,901

		359,415

Norway — 0.2%
Adevinta ASA, Class B (a)	14	239
DNB ASA	53	1,030
Equinor ASA	54	907
Gjensidige Forsikring ASA	400	8,926
Mowi ASA	203	4,533
Norsk Hydro ASA	76	354
Orkla ASA	348	3,536
Schibsted ASA, Class A (a)	4	171
Schibsted ASA, Class B (a)	5	203
Telenor ASA	39	669
Yara International ASA	9	393

		20,961

Pakistan — 0.0% (g)
Habib Bank Ltd.	8	7
MCB Bank Ltd.	36	42

		49

Peru — 0.0% (g)
Cia de Minas Buenaventura SAA, ADR (a)	10	126
Credicorp Ltd.	3	523
Southern Copper Corp.	5	307

		956

Philippines — 0.0% (g)
Aboitiz Equity Ventures, Inc.	81	80
Aboitiz Power Corp.	23	13
Ayala Corp.	12	214
Ayala Land, Inc.	361	307
Bank of the Philippine Islands	88	149
BDO Unibank, Inc.	93	206
Globe Telecom, Inc.	2	67
GT Capital Holdings, Inc.	4	49
International Container Terminal Services, Inc.	42	109
JG Summit Holdings, Inc.	130	193
Jollibee Foods Corp.	20	80
Manila Electric Co.	10	62
Megaworld Corp.	440	37

SECURITY DESCRIPTION	SHARES		VALUE($)

Philippines — continued
Metro Pacific Investments Corp.	676		60
Metropolitan Bank & Trust Co.	93		95
PLDT, Inc.	4		105
Puregold Price Club, Inc. (a)	42		36
SM Investments Corp.	10		226
SM Prime Holdings, Inc.	432		347
Universal Robina Corp.	38		121

			2,556

Poland — 0.0% (g)
Allegro.eu SA (a) (e)	11		245
Bank Polska Kasa Opieki SA (a)	9		140
CD Projekt SA (a)	3		223
Cyfrowy Polsat SA	17		135
Dino Polska SA (a) (e)	2		172
KGHM Polska Miedz SA (a)	6		308
LPP SA (a)	—	(h)	134
Orange Polska SA (a)	36		64
PGE Polska Grupa Energetyczna SA (a)	38		67
Polski Koncern Naftowy ORLEN SA	12		186
Polskie Gornictwo Naftowe i Gazownictwo SA	70		105
Powszechna Kasa Oszczednosci Bank Polski SA (a)	41		314
Powszechny Zaklad Ubezpieczen SA (a)	28		241
Santander Bank Polska SA (a)	2		89

			2,423

Portugal — 0.4%
EDP — Energias de Portugal SA	5,779		36,273
Galp Energia SGPS SA	27		286
Jeronimo Martins SGPS SA	14		239

			36,798

Qatar — 0.0% (g)
Barwa Real Estate Co.	104		97
Commercial Bank PSQC (The)	111		134
Industries Qatar QSC	80		240
Masraf Al Rayan QSC	216		268
Mesaieed Petrochemical Holding Co.	193		109
Ooredoo QPSC	51		105
Qatar Electricity & Water Co. QSC	27		132
Qatar Gas Transport Co. Ltd.	105		92
Qatar International Islamic Bank QSC	50		123
Qatar Islamic Bank SAQ	67		313
Qatar National Bank QPSC	210		1,028

			2,641

Romania — 0.0% (g)
NEPI Rockcastle plc	21		133

Russia — 0.1%
Alrosa PJSC	111		148
Gazprom PJSC	509		1,463
Inter RAO UES PJSC	1,566		113
LUKOIL PJSC	19		1,289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	61

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Russia — continued
Magnit PJSC (Registered), ADR GDR	16	273
Mail.Ru Group Ltd. (Registered), GDR (a)	6	159
MMC Norilsk Nickel PJSC	3	872
Mobile TeleSystems PJSC, ADR	20	179
Moscow Exchange MICEX-RTS PJSC	58	125
Novatek PJSC (Registered), ADR GDR	4	671
Novolipetskiy Metallurgicheskiy Kombinat PAO	63	180
PhosAgro PJSC (Registered), GDR	6	81
Polyus PJSC	1	301
Rosneft Oil Co. PJSC	62	363
Sberbank of Russia PJSC	465	1,705
Severstal PAO	9	165
Surgutneftegas PJSC	389	191
Tatneft PJSC	66	457
VTB Bank PJSC	150,586	77
X5 Retail Group NV (Registered), GDR	5	199
Yandex NV, Class A (a)	13	903

		9,914

Saudi Arabia — 0.1%
Abdullah Al Othaim Markets Co.	2	81
Advanced Petrochemical Co.	5	84
Al Rajhi Bank	52	1,020
Alinma Bank (a)	56	241
Almarai Co. JSC	11	162
Arab National Bank	30	159
Bank AlBilad	22	166
Bank Al-Jazira	20	74
Banque Saudi Fransi	28	237
Bupa Arabia for Cooperative Insurance Co. (a)	3	93
Co. for Cooperative Insurance (The) (a)	3	65
Dar Al Arkan Real Estate Development Co. (a)	23	52
Dr Sulaiman Al Habib Medical Services Group Co.	2	56
Emaar Economic City (a)	17	42
Etihad Etisalat Co. (a)	17	130
Jarir Marketing Co.	2	108
Mobile Telecommunications Co. Saudi Arabia (a)	19	69
National Commercial Bank	66	757
National Industrialization Co. (a)	19	68
Rabigh Refining & Petrochemical Co. (a)	2	6
Riyad Bank	64	344
Sahara International Petrochemical Co.	16	73
Samba Financial Group	44	363
Saudi Airlines Catering Co.	2	34
Saudi Arabian Fertilizer Co.	9	190
Saudi Arabian Mining Co. (a)	18	196
Saudi Arabian Oil Co. (e)	91	848
Saudi Basic Industries Corp.	39	1,060
Saudi British Bank (The)	37	246

SECURITY DESCRIPTION	SHARES		VALUE($)

Saudi Arabia — continued
Saudi Cement Co.	4		62
Saudi Electricity Co.	36		204
Saudi Industrial Investment Group	10		74
Saudi Kayan Petrochemical Co. (a)	33		124
Saudi Telecom Co.	26		731
Savola Group (The)	12		137
Yanbu National Petrochemical Co.	12		208

			8,564

Singapore — 0.0% (g)
BOC Aviation Ltd. (e)	9		79

South Africa — 0.1%
Absa Group Ltd.	32		264
African Rainbow Minerals Ltd.	5		91
Anglo American Platinum Ltd.	2		227
AngloGold Ashanti Ltd.	19		430
Aspen Pharmacare Holdings Ltd. (a)	16		140
Bid Corp. Ltd.	15		266
Bidvest Group Ltd. (The)	11		123
Capitec Bank Holdings Ltd. (a)	3		301
Clicks Group Ltd.	10		174
Discovery Ltd.	18		189
Exxaro Resources Ltd.	10		93
FirstRand Ltd.	202		704
Gold Fields Ltd.	40		372
Growthpoint Properties Ltd.	127		109
Harmony Gold Mining Co. Ltd. (a)	25		119
Impala Platinum Holdings Ltd.	34		474
Kumba Iron Ore Ltd.	2		106
Mr Price Group Ltd.	10		119
MTN Group	73		303
MultiChoice Group	19		172
Naspers Ltd., Class N	19		3,847
Nedbank Group Ltd.	16		142
Northam Platinum Ltd. (a)	15		219
Old Mutual Ltd.	218		177
Rand Merchant Investment Holdings Ltd.	33		73
Remgro Ltd.	22		143
Sanlam Ltd.	76		303
Sasol Ltd. (a)	24		222
Shoprite Holdings Ltd.	22		207
Sibanye Stillwater Ltd.	97		391
SPAR Group Ltd. (The)	8		98
Standard Bank Group Ltd.	57		497
Tiger Brands Ltd.	7		92
Vodacom Group Ltd.	27		228
Woolworths Holdings Ltd./South Africa	37		100

			11,515

South Korea — 8.9%
Alteogen, Inc. (a)	1		143
Amorepacific Corp. (a)	1		263
AMOREPACIFIC Group (a)	1		62
BGF retail Co. Ltd. (a)	—	(h)	37

SEE NOTES TO FINANCIAL STATEMENTS.

62	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
South Korea — continued
Celltrion Healthcare Co. Ltd. (a)	3		456
Celltrion Pharm, Inc. (a)	1		152
Celltrion, Inc. (a)	4		1,382
Cheil Worldwide, Inc. (a)	3		59
CJ CheilJedang Corp. (a)	—	(h)	129
CJ Corp. (a)	1		52
CJ ENM Co. Ltd. (a)	—	(h)	54
CJ Logistics Corp. (a)	—	(h)	65
Coway Co. Ltd. (a)	2		135
Daelim Industrial Co. Ltd. (a) (bb) (cc)	1		62
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	1		36
DB Insurance Co. Ltd. (a)	2		78
Doosan Bobcat, Inc. (a)	2		57
Doosan Heavy Industries & Construction Co. Ltd. (a)	8		102
Douzone Bizon Co. Ltd. (a)	1		80
E-MART, Inc.	1		117
Fila Holdings Corp. (a)	2		82
GS Engineering & Construction Corp. (a)	2		82
GS Holdings Corp. (a)	2		64
GS Retail Co. Ltd. (a)	1		36
Hana Financial Group, Inc.	13		416
Hankook Tire & Technology Co. Ltd. (a)	3		111
Hanmi Pharm Co. Ltd. (a)	—	(h)	94
Hanon Systems	8		116
Hanwha Corp. (a)	1		38
Hanwha Solutions Corp. (a)	5		204
HLB, Inc. (a)	2		164
Hotel Shilla Co. Ltd. (a)	1		98
Hyundai Engineering & Construction Co. Ltd. (a)	3		104
Hyundai Glovis Co. Ltd. (a)	1		144
Hyundai Heavy Industries Holdings Co. Ltd. (a)	—	(h)	84
Hyundai Marine & Fire Insurance Co. Ltd. (a)	2		52
Hyundai Mobis Co. Ltd. (a)	3		674
Hyundai Motor Co.	7		1,169
Hyundai Steel Co. (a)	3		126
Industrial Bank of Korea	12		101
Kakao Corp.	2		895
Kangwon Land, Inc. (a)	4		93
KB Financial Group, Inc.	17		693
Kia Motors Corp. (a)	11		660
KMW Co. Ltd. (a)	1		84
Korea Aerospace Industries Ltd. (a)	3		75
Korea Electric Power Corp.	11		270
Korea Gas Corp. (a)	—	(h)	7
Korea Investment Holdings Co. Ltd. (a)	2		131
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	2		153
Korea Zinc Co. Ltd. (a)	—	(h)	132
Korean Air Lines Co. Ltd. (a)	4		99

SECURITY DESCRIPTION	SHARES		VALUE($)

South Korea — continued
KT&G Corp.	5		378
Kumho Petrochemical Co. Ltd. (a)	1		101
LG Chem Ltd. (a)	2		1,512
LG Corp. (a)	4		329
LG Display Co. Ltd.	10		173
LG Electronics, Inc.	5		577
LG Household & Health Care Ltd. (a)	—	(h)	607
LG Innotek Co. Ltd. (a)	1		104
LG Uplus Corp. (a)	9		93
Lotte Chemical Corp. (a)	1		185
Lotte Corp. (a)	1		33
Lotte Shopping Co. Ltd. (a)	—	(h)	37
Meritz Securities Co. Ltd. (a)	10		35
Mirae Asset Daewoo Co. Ltd. (a)	12		107
NAVER Corp. (a)	5		1,448
NCSoft Corp. (a)	1		612
Netmarble Corp. (a) (e)	1		110
NH Investment & Securities Co. Ltd. (a)	4		44
Orion Corp. (a)	1		115
Ottogi Corp. (a)	—	(h)	45
Pan Ocean Co. Ltd. (a)	13		61
Pearl Abyss Corp. (a)	—	(h)	67
POSCO	3		805
POSCO Chemical Co. Ltd.	1		111
S-1 Corp. (a)	1		63
Samsung Biologics Co. Ltd. (a) (e)	1		546
Samsung C&T Corp. (a)	4		459
Samsung Card Co. Ltd. (a)	1		34
Samsung Electro-Mechanics Co. Ltd. (a)	2		402
Samsung Electronics Co. Ltd.	9,655		720,993
Samsung Electronics Co. Ltd. (Registered), GDR	11		19,671
Samsung Engineering Co. Ltd. (a)	6		73
Samsung Fire & Marine Insurance Co. Ltd. (a)	1		212
Samsung Heavy Industries Co. Ltd. (a)	20		130
Samsung Life Insurance Co. Ltd. (a)	3		215
Samsung SDI Co. Ltd.	2		1,376
Samsung SDS Co. Ltd. (a)	1		241
Samsung Securities Co. Ltd. (a)	3		102
Seegene, Inc.	1		138
Shin Poong Pharmaceutical Co. Ltd. (a)	1		141
Shinhan Financial Group Co. Ltd.	19		567
Shinsegae, Inc.	—	(h)	61
SK Biopharmaceuticals Co. Ltd. (a)	1		103
SK Chemicals Co. Ltd. (a)	—	(h)	117
SK Holdings Co. Ltd.	2		337
SK Hynix, Inc.	24		2,574
SK Innovation Co. Ltd. (a)	2		411
SK Telecom Co. Ltd.	2		374
S-Oil Corp. (a)	2		150
Woori Financial Group, Inc.	23		205
Yuhan Corp. (a)	2		145

			768,301

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	63

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Spain — 3.7%
ACS Actividades de Construccion y Servicios SA	290	9,627
Aena SME SA (a) (e)	73	12,712
Amadeus IT Group SA	369	27,251
Banco Bilbao Vizcaya Argentaria SA	370	1,833
Banco Santander SA (a)	959	2,991
CaixaBank SA	200	514
Cellnex Telecom SA (e)	18	1,054
Enagas SA	318	6,998
Endesa SA	700	19,189
Ferrovial SA	526	14,549
Grifols SA	17	500
Iberdrola SA	12,367	177,713
Industria de Diseno Textil SA	60	1,920
Naturgy Energy Group SA	670	15,579
Red Electrica Corp. SA	630	12,937
Repsol SA	81	819
Siemens Gamesa Renewable Energy SA	258	10,473
Telefonica SA (a) (cc) (bb)	54	213
Telefonica SA	227	903

		317,775

Sweden — 3.4%
Alfa Laval AB (a)	340	9,382
Assa Abloy AB, Class B	1,084	26,777
Atlas Copco AB, Class A	726	37,312
Atlas Copco AB, Class B	422	18,936
Boliden AB	15	524
Electrolux AB, Class B	13	292
Epiroc AB, Class A	713	12,957
Epiroc AB, Class B	421	7,109
EQT AB	13	326
Essity AB, Class B	34	1,087
Evolution Gaming Group AB (e)	9	892
Fastighets AB Balder, Class B (a)	5	281
Hennes & Mauritz AB, Class B (a)	45	936
Hexagon AB, Class B	231	21,145
Husqvarna AB, Class B	24	308
ICA Gruppen AB	6	278
Industrivarden AB, Class A (a)	6	189
Industrivarden AB, Class C (a)	9	287
Investment AB Latour, Class B	162	3,912
Investor AB, Class B	25	1,839
Kinnevik AB, Class B (a)	13	674
L E Lundbergforetagen AB, Class B (a)	4	214
Lundin Energy AB	10	269
Nibe Industrier AB, Class B	337	11,056
Sandvik AB (a)	1,220	30,101
Securitas AB, Class B	338	5,449
Skandinaviska Enskilda Banken AB, Class A (a)	90	930
Skanska AB, Class B	368	9,372
SKF AB, Class B	412	10,711
Svenska Cellulosa AB SCA, Class B (a)	34	588

SECURITY DESCRIPTION	SHARES		VALUE($)

Sweden — continued
Svenska Handelsbanken AB, Class A (a)	86		870
Swedbank AB, Class A (a)	50		881
Swedish Match AB	75		5,833
Tele2 AB, Class B	28		375
Telefonaktiebolaget LM Ericsson, Class B	2,392		28,453
Telia Co. AB	134		555
Volvo AB, Class B (a)	1,540		36,445

			287,545

Switzerland — 15.1%
ABB Ltd. (Registered)	1,992		55,877
Adecco Group AG (Registered)	168		11,158
Alcon, Inc. (a)	27		1,811
Baloise Holding AG (Registered)	93		16,501
Banque Cantonale Vaudoise (Registered)	2		193
Barry Callebaut AG (Registered)	1		3,305
Chocoladefabriken Lindt & Spruengli AG	—	(h)	4,620
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(h)	4,821
Cie Financiere Richemont SA (Registered), Class A	29		2,609
Clariant AG (Registered)	10		222
Coca-Cola HBC AG	151		4,880
Credit Suisse Group AG (Registered)	134		1,726
EMS-Chemie Holding AG (Registered)	—	(h)	439
Geberit AG (Registered)	40		25,066
Givaudan SA (Registered)	1		2,166
Glencore plc (a)	3,521		11,183
Julius Baer Group Ltd.	12		715
Kuehne + Nagel International AG (Registered)	58		13,251
LafargeHolcim Ltd. (Registered) (a)	29		1,594
Logitech International SA (Registered)	135		13,085
Lonza Group AG (Registered)	4		2,654
Nestle SA (Registered)	1,333		157,622
Novartis AG (Registered)	3,300		310,751
Partners Group Holding AG	1		1,218
Roche Holding AG	1,044		363,722
Schindler Holding AG	44		11,904
Schindler Holding AG (Registered)	22		5,875
SGS SA (Registered)	7		19,726
Sika AG (Registered)	8		2,115
Sonova Holding AG (Registered) (a)	3		790
STMicroelectronics NV	522		19,324
Straumann Holding AG (Registered)	1		671
Swatch Group AG (The)	2		424
Swatch Group AG (The) (Registered)	3		169
Swiss Life Holding AG (Registered)	61		28,403
Swiss Prime Site AG (Registered)	4		414
Swiss Re AG	572		53,898
Swisscom AG (Registered)	1		777
Temenos AG (Registered)	55		7,629
UBS Group AG (Registered)	203		2,856
Vifor Pharma AG	68		10,643

SEE NOTES TO FINANCIAL STATEMENTS.

64	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Switzerland — continued
Zurich Insurance Group AG	301	126,985

		1,303,792

Taiwan — 0.5%
Accton Technology Corp.	21	237
Acer, Inc.	124	105
Advantech Co. Ltd.	16	200
ASE Technology Holding Co. Ltd.	150	435
Asia Cement Corp.	95	146
ASMedia Technology, Inc.	2	112
Asustek Computer, Inc.	31	277
AU Optronics Corp. (a)	375	188
Catcher Technology Co. Ltd.	29	213
Cathay Financial Holding Co. Ltd.	331	498
Chailease Holding Co. Ltd.	51	305
Chang Hwa Commercial Bank Ltd.	285	182
Cheng Shin Rubber Industry Co. Ltd.	72	113
Chicony Electronics Co. Ltd.	25	77
China Development Financial Holding Corp.	592	196
China Life Insurance Co. Ltd.	112	89
China Steel Corp.	459	405
Chunghwa Telecom Co. Ltd.	161	625
Compal Electronics, Inc.	161	119
CTBC Financial Holding Co. Ltd.	789	554
Delta Electronics, Inc.	85	797
E.Sun Financial Holding Co. Ltd.	528	481
Eclat Textile Co. Ltd.	9	136
Evergreen Marine Corp. Taiwan Ltd. (a)	106	154
Far Eastern New Century Corp.	126	130
Far EasTone Telecommunications Co. Ltd.	72	157
Feng TAY Enterprise Co. Ltd.	17	121
First Financial Holding Co. Ltd.	497	378
Formosa Chemicals & Fibre Corp.	146	441
Formosa Petrochemical Corp.	44	156
Formosa Plastics Corp.	161	553
Foxconn Technology Co. Ltd.	49	93
Fubon Financial Holding Co. Ltd.	266	443
Giant Manufacturing Co. Ltd.	15	147
Globalwafers Co. Ltd.	10	253
Highwealth Construction Corp.	35	57
Hiwin Technologies Corp.	11	151
Hon Hai Precision Industry Co. Ltd.	540	1,771
Hotai Motor Co. Ltd.	13	298
Hua Nan Financial Holdings Co. Ltd.	375	244
Innolux Corp. (a)	361	182
Inventec Corp.	102	87
Largan Precision Co. Ltd.	4	456
Lite-On Technology Corp., ADR	85	151
MediaTek, Inc.	67	1,787
Mega Financial Holding Co. Ltd.	493	523
Micro-Star International Co. Ltd.	29	137
Nan Ya Plastics Corp.	214	548
Nanya Technology Corp.	54	167

SECURITY DESCRIPTION	SHARES	VALUE($)

Taiwan — continued
Nien Made Enterprise Co. Ltd.	9	105
Novatek Microelectronics Corp.	27	355
Oneness Biotech Co. Ltd. (a)	8	69
Pegatron Corp.	79	190
Phison Electronics Corp.	7	83
Pou Chen Corp.	101	113
Powertech Technology, Inc.	31	105
President Chain Store Corp.	26	247
Quanta Computer, Inc.	123	355
Realtek Semiconductor Corp.	21	293
Ruentex Development Co. Ltd.	40	58
Shanghai Commercial & Savings Bank Ltd. (The)	160	234
Shin Kong Financial Holding Co. Ltd.	462	145
SinoPac Financial Holdings Co. Ltd.	484	197
Standard Foods Corp.	18	39
Synnex Technology International Corp.	57	96
Taishin Financial Holding Co. Ltd.	507	239
Taiwan Business Bank	269	93
Taiwan Cement Corp.	220	339
Taiwan Cooperative Financial Holding Co. Ltd.	455	330
Taiwan High Speed Rail Corp.	86	97
Taiwan Mobile Co. Ltd.	70	246
Taiwan Semiconductor Manufacturing Co. Ltd.	1,063	20,109
Unimicron Technology Corp.	52	162
Uni-President Enterprises Corp.	206	495
United Microelectronics Corp.	502	844
Vanguard International Semiconductor Corp.	39	161
Walsin Technology Corp.	15	123
Win Semiconductors Corp.	15	185
Winbond Electronics Corp.	129	134
Wistron Corp.	118	131
Wiwynn Corp.	4	100
WPG Holdings Ltd.	81	124
Yageo Corp.	17	315
Yuanta Financial Holding Co. Ltd.	385	282
Zhen Ding Technology Holding Ltd.	27	110

		43,378

Thailand — 0.1%
Advanced Info Service PCL, NVDR	54	318
Airports of Thailand PCL, NVDR	189	393
Asset World Corp. PCL, NVDR	322	49
B Grimm Power PCL, NVDR	36	58
Bangkok Bank PCL (Registered)	29	115
Bangkok Commercial Asset Management PCL, NVDR	76	55
Bangkok Dusit Medical Services PCL, NVDR	392	272
Bangkok Expressway & Metro PCL, NVDR	344	95
Berli Jucker PCL, NVDR	48	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	65

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Thailand — continued
BTS Group Holdings PCL, NVDR	494	154
Bumrungrad Hospital PCL, NVDR	17	66
Central Pattana PCL, NVDR	95	152
Central Retail Corp. PCL, NVDR (a)	78	80
Charoen Pokphand Foods PCL, NVDR	179	159
CP ALL PCL, NVDR	259	504
Delta Electronics Thailand PCL, NVDR	14	220
Electricity Generating PCL, NVDR	12	74
Energy Absolute PCL, NVDR	65	107
Global Power Synergy PCL, NVDR	31	77
Gulf Energy Development PCL, NVDR	108	124
Home Product Center PCL, NVDR	255	116
Indorama Ventures PCL, NVDR	71	87
Intouch Holdings PCL, NVDR	101	189
Kasikornbank PCL	45	171
Kasikornbank PCL, NVDR	35	132
Krung Thai Bank PCL, NVDR	191	71
Krungthai Card PCL, NVDR	32	63
Land & Houses PCL, NVDR	343	91
Minor International PCL, NVDR (a)	131	112
Muangthai Capital PCL, NVDR	34	67
Osotspa PCL, NVDR	30	36
PTT Exploration & Production PCL, NVDR	53	175
PTT Global Chemical PCL, NVDR	96	188
PTT PCL, NVDR	486	690
Ratch Group PCL, NVDR	37	65
Siam Cement PCL (The), NVDR	34	431
Siam Commercial Bank PCL (The), NVDR	42	123
Sri Trang Gloves Thailand PCL, NVDR	20	52
Srisawad Corp. PCL, NVDR	34	74
Thai Oil PCL, NVDR	44	76
Thai Union Group PCL, NVDR	148	67
Total Access Communication PCL, NVDR	27	30
True Corp. PCL, NVDR	494	57

		6,291

Turkey — 0.0% (g)
Akbank T.A.S. (a)	128	119
Aselsan Elektronik Sanayi Ve Ticaret AS	27	66
BIM Birlesik Magazalar AS	20	206
Eregli Demir ve Celik Fabrikalari TAS	57	115
Ford Otomotiv Sanayi AS	3	47
Haci Omer Sabanci Holding AS	36	55
KOC Holding AS	32	90
Turk Hava Yollari AO (a)	22	38
Turkcell Iletisim Hizmetleri AS	50	107
Turkiye Garanti Bankasi AS (a)	94	131
Turkiye Is Bankasi AS, Class C (a)	62	58
Turkiye Petrol Rafinerileri AS (a)	5	76
Turkiye Sise ve Cam Fabrikalari AS	54	53
Yapi ve Kredi Bankasi AS (a)	115	48

		1,209

SECURITY DESCRIPTION	SHARES	VALUE($)

United Arab Emirates — 0.0% (g)
Abu Dhabi Commercial Bank PJSC	133	225
Abu Dhabi Islamic Bank PJSC	104	134
Aldar Properties PJSC	171	147
Dubai Islamic Bank PJSC	102	129
Emaar Malls PJSC (a)	137	68
Emaar Properties PJSC (a)	160	154
Emirates NBD Bank PJSC	117	329
Emirates Telecommunications Group Co. PJSC	83	381
First Abu Dhabi Bank PJSC	137	484
NMC Health plc (a) (bb) (cc)	116	—

		2,051

United Kingdom — 18.3%
3i Group plc	343	5,423
Admiral Group plc	440	17,395
Anglo American plc	432	14,271
Ashtead Group plc	619	29,162
Associated British Foods plc (a)	270	8,342
AstraZeneca plc	2,340	233,344
Auto Trader Group plc (e)	343	2,788
AVEVA Group plc	127	5,559
Aviva plc	9,033	40,178
BAE Systems plc	4,433	29,560
Barclays plc (a)	6,112	12,262
Barratt Developments plc (a)	360	3,291
Berkeley Group Holdings plc	44	2,859
BP plc	7,137	24,628
British American Tobacco plc	1,743	64,727
British Land Co. plc (The)	306	2,051
BT Group plc (a)	3,145	5,668
Bunzl plc	464	15,500
Burberry Group plc (a)	143	3,488
CNH Industrial NV (a)	1,106	13,906
Coca-Cola European Partners plc	95	4,715
Compass Group plc	629	11,724
Croda International plc	49	4,421
Diageo plc	1,776	70,265
Direct Line Insurance Group plc	3,137	13,720
Evraz plc	177	1,128
Ferguson plc	310	37,653
Fiat Chrysler Automobiles NV	1,771	31,994
GlaxoSmithKline plc	8,947	163,717
Halma plc	424	14,194
Hargreaves Lansdown plc	117	2,432
HSBC Holdings plc (a)	7,173	37,052
Imperial Brands plc	719	15,083
Informa plc (a)	529	3,959
InterContinental Hotels Group plc (a)	61	3,965
Intertek Group plc	222	17,178
J Sainsbury plc	623	1,915
JD Sports Fashion plc (a)	153	1,802
Johnson Matthey plc	67	2,236
Kingfisher plc (a)	743	2,745

SEE NOTES TO FINANCIAL STATEMENTS.

66	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Land Securities Group plc	247	2,286
Legal & General Group plc	13,722	50,009
Lloyds Banking Group plc (a)	24,942	12,435
London Stock Exchange Group plc	111	13,756
M&G plc	916	2,472
Melrose Industries plc (a)	6,686	16,290
Mondi plc	171	4,016
National Grid plc	1,240	14,654
Natwest Group plc (a)	1,713	3,915
Next plc (a)	47	4,517
Ocado Group plc (a)	171	5,356
Pearson plc	267	2,453
Persimmon plc	112	4,242
Phoenix Group Holdings plc	1,261	12,083
Prudential plc	5,999	110,314
Reckitt Benckiser Group plc	250	22,358
RELX plc	2,662	65,122
Rentokil Initial plc (a)	2,556	17,821
Rio Tinto plc	395	29,747
Rolls-Royce Holdings plc (a)	11,530	17,450
RSA Insurance Group plc	2,378	22,043
Sage Group plc (The)	1,217	9,662
Schroders plc	44	1,990
Segro plc	420	5,445
Severn Trent plc	85	2,641
Smith & Nephew plc	309	6,409
Smiths Group plc	546	11,228
Spirax-Sarco Engineering plc	102	15,689
SSE plc	366	7,504
St James’s Place plc	190	2,944
Standard Chartered plc (a)	945	6,003
Standard Life Aberdeen plc	794	3,045
Taylor Wimpey plc (a)	1,282	2,901
Tesco plc	3,451	10,890
Unilever plc	926	55,537
United Utilities Group plc	241	2,948
Vodafone Group plc	9,448	15,518
Whitbread plc (a)	71	3,007
Wm Morrison Supermarkets plc	853	2,063
WPP plc	433	4,687

		1,579,750

Total Common Stocks (Cost $7,046,330)		8,212,223

Preferred Stocks — 2.3%
Brazil — 0.1%
Alpargatas SA	10	78
Banco Bradesco SA	204	1,074
Bradespar SA	10	127
Centrais Eletricas Brasileiras SA	10	73
Cia Energetica de Minas Gerais	38	108
Cia Paranaense de Energia	5	74
Gerdau SA	52	244
Itau Unibanco Holding SA	214	1,308

SECURITY DESCRIPTION	SHARES			VALUE($)

Brazil — continued
Itausa SA		214		485
Lojas Americanas SA		38		194
Petroleo Brasileiro SA		207		1,123

				4,888

Chile — 0.0% (g)
Embotelladora Andina SA, Class B		6		14
Sociedad Quimica y Minera de Chile SA, Class B		5		231

				245

Colombia — 0.0% (g)
Bancolombia SA		22		228

Germany — 0.9%
Bayerische Motoren Werke AG		92		6,164
FUCHS PETROLUB SE		4		208
Henkel AG & Co. KGaA		10		1,114
Porsche Automobil Holding SE		246		16,999
Sartorius AG		2		832
Volkswagen AG		298		55,740

				81,057

Russia — 0.0% (g)
Surgutneftegas PJSC		300		170

South Korea — 1.3%
Hyundai Motor Co. (a)		2		176
LG Chem Ltd. (a)		—	(h)	111
LG Household & Health Care Ltd. (a)		—	(h)	56
Samsung Electronics Co. Ltd.		1,662		112,748

				113,091

Total Preferred Stocks (Cost $143,886)				199,679

	NUMBER OF RIGHTS
Right — 0.0% (g)
Spain — 0.0% (g)
Repsol SA, expiring 01/14/2021 (a) (Cost $29)		81		28

	PRINCIPAL AMOUNT($)
Short-Term Investments — 2.3%
Time Deposits — 2.3%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/04/2021		4,320		4,320
BNP Paribas SA,
(4.52%), 01/04/2021	SEK	90,420		10,990
(2.94%), 01/04/2021	CHF	23,137		26,134
(2.05%), 01/04/2021	DKK	55,188		9,058
(0.72%), 01/04/2021	EUR	12,538		15,317
0.01%, 01/04/2021		7,084		7,084

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	67

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)			VALUE($)
Short-Term Investments — continued
Time Deposits — continued
Brown Brothers Harriman,
(7.00%), 01/04/2021	NOK	3,515		410
(4.52%), 01/04/2021	SEK	15,337		1,864
(2.94%), 01/04/2021	CHF	—	(h)	—	(h)
(2.05%), 01/04/2021	DKK	—	(h)	—	(h)
(0.72%), 01/04/2021	EUR	1		1
0.00%, 01/04/2021	HKD	876		113
0.01%, 01/04/2021	GBP	—	(h)	—	(h)
0.01%, 01/04/2021		4		4
7.70%, 01/04/2021	ZAR	217		15
Citibank NA,
(0.72%), 01/04/2021	EUR	73,475		89,761
0.01%, 01/04/2021	GBP	21,781		29,786
0.01%, 01/04/2021		2,318		2,318
Sumitomo Mitsui Banking Corp., 0.01%, 01/04/2021		7,459		7,459

Total Short-Term Investments (Cost $204,634)				204,634

Total Investments — 99.9% (Cost — $7,394,879)				8,616,564

Other Assets in Excess of Liabilities — 0.1%				5,074

NET ASSETS — 100.0%				$8,621,638

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro STOXX 50 Index	2,438	03/2021	EUR	104,828	904
FTSE 100 Index	532	03/2021	GBP	47,100	(394)
MSCI Emerging Markets Index	43	03/2021	USD	2,728	42

Total unrealized appreciation (depreciation)					552

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depository Receipts
(a)	— Non-income producing security.
(e)

— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.

(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar
ZAR	— South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

68	SIX CIRCLES TRUST	DECEMBER 31, 2020

Summary of Investments by Industry, December 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	18.6%

Semiconductors	12.9%

Insurance	12.5%

Electric	9.1%

Auto Manufacturers	4.6%

Commercial Services	4.0%

Food	2.9%

Aerospace/Defense	2.3%

Software	2.0%

Miscellaneous Manufacturers	1.9%

Beverages	1.9%

Machinery—Diversified	1.7%

Transportation	1.7%

Banks	1.6%

Engineering & Construction	1.5%

Electrical Components & Equipments	1.4%

Electronics	1.3%

Oil & Gas	1.2%

Telecommunications	1.1%

Building Materials	1.0%

Mining	1.0%

Agriculture	1.0%

Others (Each less than 1.0%)	10.4%

Short-Term Investments	2.4%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	69

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — 104.1%
Asset-Backed Securities — 1.1%
Adams Mill CLO Ltd., (Cayman Islands), Series 2014-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.10%), 1.34%, 07/15/2026 (e) (aa)	401	400
American Express Credit Account Master Trust, Series 2019-3, Class A, 2.00%, 04/15/2025	615	633
Atlas Senior Loan Fund Ltd., (Cayman Islands), Series 2017-8A, Class A, (ICE LIBOR USD 3 Month + 1.30%), 1.53%, 01/16/2030 (e) (aa)	3,000	2,989
Benefit Street Partners CLO III Ltd., (Cayman Islands), Series 2013-IIIA, Class A1R, (ICE LIBOR USD 3 Month + 1.25%), 1.47%, 07/20/2029 (e) (aa)	998	998
Benefit Street Partners CLO IV Ltd., (Cayman Islands), Series 2014-IVA, Class A1RR, (ICE LIBOR USD 3 Month + 1.25%), 1.47%, 01/20/2029 (e) (aa)	3,000	3,000
BlueMountain CLO Ltd., (Cayman Islands), Series 2015-2A, Class A1R, (ICE LIBOR USD 3 Month + 0.93%), 1.15%, 07/18/2027 (e) (aa)	2,339	2,328
Capital One Multi-Asset Execution Trust,
Series 2017-A3, Class A3, 2.43%, 01/15/2025	360	370
Series 2019-A2, Class A2, 1.72%, 08/15/2024	500	512
Carlyle Global Market Strategies CLO Ltd., (Cayman Islands), Series 2015-3A, Class A1R, (ICE LIBOR USD 3 Month + 1.00%), 1.22%, 07/28/2028 (e) (aa)	1,250	1,245
Carmax Auto Owner Trust,
Series 2019-4, Class A3, 2.02%, 11/15/2024	141	145
Series 2020-1, Class A3, 1.89%, 12/16/2024	300	308
CBAM Ltd., (Cayman Islands), Series 2017-3A, Class A, (ICE LIBOR USD 3 Month + 1.23%), 1.45%, 10/17/2029 (e) (aa)	2,000	1,998
Crown City CLO II, (Cayman Islands), Series 2020-2A, Class A1A, (ICE LIBOR USD 3 Month + 1.38%), 0.00%, 01/20/2032 (e) (aa)	1,000	1,000
Dryden 36 Senior Loan Fund, (Cayman Islands), Series 2014-36A, Class AR3, (ICE LIBOR USD 3 Month + 1.02%), 1.17%, 04/15/2029 (e) (aa)	6,400	6,384
Ford Credit Auto Owner Trust, Series 2020-B, Class A4, 0.79%, 11/15/2025	850	861

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 08/18/2025	500	518
Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.41%, 11/15/2024	131	134
KKR CLO Ltd., (Cayman Islands), Series 18, Class A, (ICE LIBOR USD 3 Month + 1.27%), 1.49%, 07/18/2030 (e) (aa)	3,200	3,197
Madison Park Funding XI Ltd., (Cayman Islands), Series 2013-11A, Class AR, (ICE LIBOR USD 3 Month + 1.16%), 1.37%, 07/23/2029 (e) (aa)	250	250
Madison Park Funding XVII Ltd., (Cayman Islands), Series 2015-17A, Class AR, (ICE LIBOR USD 3 Month + 1.22%), 1.43%, 07/21/2030 (e) (aa)	5,000	4,980
Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 09/15/2025	1,000	1,023
Mercedes-Benz Auto Receivables Trust, Series 2019-1, Class A4, 2.04%, 01/15/2026	1,000	1,036
MidOcean Credit CLO VI, (Cayman Islands), Series 2016-6A, Class AR, (ICE LIBOR USD 3 Month + 1.25%), 1.47%, 01/20/2029 (e) (aa)	2,000	1,997
Mountain View CLO LLC, (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.09%), 1.32%, 10/16/2029 (e) (aa)	1,800	1,788
MP CLO VIII Ltd., (Cayman Islands), Series 2015-2A, Class AR, (ICE LIBOR USD 3 Month + 0.91%), 1.13%, 10/28/2027 (e) (aa)	1,752	1,746
Neuberger Berman CLO XIX Ltd., (Cayman Islands), Series 2015-19A, Class A1R2, (ICE LIBOR USD 3 Month + 0.80%), 1.04%, 07/15/2027 (e) (aa)	3,584	3,566
Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.38%, 12/16/2024	131	133
Oaktree CLO, (Cayman Islands), Series 2014-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 1.51%, 05/13/2029 (e) (aa)	1,959	1,954
OCP CLO Ltd., (Cayman Islands), Series 2017-14A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 1.37%, 11/20/2030 (e) (aa)	5,000	4,993
OZLM XIV Ltd., (Cayman Islands), Series 2015-14A, Class A1AR, (ICE LIBOR USD 3 Month + 1.16%), 1.40%, 01/15/2029 (e) (aa)	3,000	2,993

SEE NOTES TO FINANCIAL STATEMENTS.

70	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Asset-Backed Securities — continued
Palmer Square Loan Funding Ltd., (Cayman Islands), Series 2018-5A, Class A1, (ICE LIBOR USD 3 Month + 0.85%), 1.07%, 01/20/2027 (e) (aa)		439	437
Race Point IX CLO Ltd., (Cayman Islands), Series 2015-9A, Class A1AR, (ICE LIBOR USD 3 Month + 1.21%), 1.45%, 10/15/2030 (e) (aa)		497	495
Sound Point CLO XII Ltd., (Cayman Islands), Series 2016-2A, Class AR2, (ICE LIBOR USD 3 Month + 1.05%), 0.00%, 10/20/2028 (e) (aa)		100	100
Sound Point CLO XV Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 1.36%, 01/23/2029 (e) (aa)		6,000	5,983
TCW CLO AMR Ltd., (Cayman Islands), Series 2019-1A, Class A, (ICE LIBOR USD 3 Month + 1.07%), 1.29%, 02/15/2029 (e) (aa)		3,700	3,693
Venture XXI CLO Ltd., (Cayman Islands), Series 2015-21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 1.12%, 07/15/2027 (e) (aa)		1,974	1,965
VOYA CLO, (Cayman Islands), Series 2017-2A, Class A1, (ICE LIBOR USD 3 Month + 1.21%), 1.45%, 06/07/2030 (e) (aa)		4,500	4,498
World Omni Auto Receivables Trust, Series 2020-A, Class A3, 1.10%, 04/15/2025		175	177

Total Asset-Backed Securities (Cost $70,783)			70,827

Certificate of Deposit — 0.0% (g)
Financial — 0.0% (g)
Banks — 0.0% (g)
China Development Bank Corp., (China), 3.20%, 09/23/2021 (Cost $146)	CNH	1,000	154

Collateralized Mortgage Obligations — 1.5%
FHLMC REMICS,
Series 3404, Class SA, IF, IO, (6.00% — ICE LIBOR USD 1 Month), 5.84%, 01/15/2038 (aa)		1,916	381
Series 3680, Class SA, IF, IO, (5.00% — ICE LIBOR USD 1 Month), 4.84%, 06/15/2040 (aa)		5,778	683
Series 4023, Class S, IF, IO, (6.25% — ICE LIBOR USD 1 Month), 6.09%, 03/15/2042 (aa)		2,012	378
Series 4056, Class GS, IF, IO, (6.65% — ICE LIBOR USD 1 Month), 6.49%, 12/15/2041 (aa)		1,095	146

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Series 4134, Class PI, IO, 3.00%, 11/15/2042	723	59
Series 4165, Class TI, IO, 3.00%, 12/15/2042	888	67
Series 4479, Class AI, IO, 3.50%, 09/15/2025	12,940	675
Series 4598, Class IK, IO, 3.50%, 03/15/2046	1,049	156
Series 4825, Class SE, IF, IO, (6.20% — ICE LIBOR USD 1 Month), 6.04%, 09/15/2048 (aa)	8,053	1,594
Series 4888, Class IB, IO, 4.00%, 03/15/2047	1,081	97
Series 4974, Class PO, PO, Zero Coupon, 08/25/2042	103	98
Series 4990, Class MI, IO, 4.00%, 07/25/2050	8,009	1,173
Series 5003, Class AS, IF, IO, (6.10% — ICE LIBOR USD 1 Month), 5.95%, 08/25/2050 (aa)	7,857	2,084
Series 5016, Class PI, IO, 3.00%, 09/25/2050	15,146	1,958
Series 5034, Class YI, IO, 4.00%, 11/25/2050	5,789	810
Series 5045, Class DI, IO, 2.50%, 11/25/2050	3,653	283
Series 5047, Class CI, IO, 2.00%, 12/25/2050	2,294	176
Series 5056, Class PI, IO, 2.50%, 12/25/2050	11,051	821
Series 5062, Class EI, IO, 2.00%, 01/25/2051 (bb) (cc)	4,784	365
Series 5065, Class IG, IO, 3.00%, 01/25/2051 (bb) (cc)	4,700	610
FHLMC Strips, Series 365, Class C2, IO, 4.00%, 06/15/2049	8,605	1,052
FNMA Interest Strip,
Series 379, Class S56, IF, IO, (7.90% — ICE LIBOR USD 1 Month), 7.75%, 05/25/2037 (aa)	702	170
Series 406, Class 23, IO, 6.00%, 11/25/2040 (z)	252	62
FNMA REMICS,
Series 2012-53, Class IO, IO, 3.50%, 05/25/2027	2,430	99
Series 2012-98, Class JI, IO, 3.00%, 04/25/2027	4,670	204
Series 2012-133, Class MO, PO, Zero Coupon, 12/25/2042	200	166
Series 2012-135, Class SB, IF, IO, (6.10% — ICE LIBOR USD 1 Month), 5.95%, 12/25/2042 (aa)	1,917	325
Series 2014-34, Class US, IF, (8.60% — ICE LIBOR USD 1 Month), 8.30%, 06/25/2044 (aa)	76	87

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	71

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2016-26, Class SY, IF, (7.03% — ICE LIBOR USD 1 Month), 6.69%, 11/25/2042 (aa)	973	1,070
Series 2016-63, Class AS, IF, IO, (6.00% — ICE LIBOR USD 1 Month), 5.85%, 09/25/2046 (aa)	1,667	375
Series 2018-67, Class SH, IF, IO, (6.20% — ICE LIBOR USD 1 Month), 6.05%, 09/25/2048 (aa)	6,257	1,249
Series 2019-48, Class IB, IO, 0.69%, 06/25/2039 (z)	32,906	939
Series 2019-68, Class US, IF, IO, (6.00% — ICE LIBOR USD 1 Month), 5.85%, 11/25/2049 (aa)	11,124	1,954
Series 2019-78, Class DI, IO, 4.50%, 11/25/2049	1,700	106
Series 2020-42, Class CI, IO, 3.00%, 06/25/2050	16,722	2,630
Series 2020-60, Class BI, IO, 3.50%, 09/25/2050	19,936	2,304
Series 2020-68, Class CI, IO, 3.00%, 10/25/2050	14,601	1,575
Series 2020-86, Class PI, IO, 2.50%, 12/25/2050	4,079	319
Series 2020-89, Class IM, IO, 2.00%, 12/25/2050	12,280	1,010
Series 2020-89, Class LI, IO, 3.00%, 12/25/2050	16,893	2,430
Series 2020-93, Class JI, IO, 2.50%, 01/25/2051 (bb) (cc)	4,300	538
Series 2020-99, Class IQ, IO, 3.00%, 01/25/2051 (bb) (cc)	1,300	169
GNMA,
Series 2015-H03, Class FA, (ICE LIBOR USD 1 Month + 0.50%), 0.64%, 12/20/2064 (aa)	131	132
Series 2015-H33, Class FA, (ICE LIBOR USD 1 Month + 0.66%), 0.80%, 12/20/2065 (aa)	10,377	10,462
Series 2019-H08, Class FE, (ICE LIBOR USD 1 Month + 0.65%), 0.79%, 01/20/2069 (aa)	7,307	7,397
Series 2019-H16, Class FD, (ICE LIBOR USD 1 Month + 0.80%), 0.94%, 10/20/2069 (aa)	4,048	4,141
Series 2020-142, Class MT, IF, IO, (6.15% — ICE LIBOR USD 1 Month), 0.05%, 07/20/2047 (aa)	24,434	37
Series 2020-142, Class TN, IF, IO, (6.20% — ICE LIBOR USD 1 Month), 0.10%, 09/20/2047 (aa)	39,100	113
Series 2020-H14, Class FH, (ICE LIBOR USD 1 Month + 1.25%), 1.40%, 08/20/2070 (aa)	10,033	10,595

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Series 2020-H15, Class FH, (ICE LIBOR USD 1 Month + 1.05%), 1.20%, 07/20/2070 (aa)	5,365	5,567
Series 2020-H15, Class FK, (ICE LIBOR USD 1 Month + 1.25%), 1.40%, 04/20/2070 (aa)	9,188	9,631
Series 2020-H16, Class FN, (ICE LIBOR USD 1 Month + 1.25%), 1.40%, 09/20/2070 (aa)	2,999	3,165
MFA Trust, Series 2020-NQM2, Class A1, 1.38%, 04/25/2065 (e) (z)	14,149	14,153

Total Collateralized Mortgage Obligations (Cost $98,030)		96,840

Commercial Mortgage-Backed Securities — 0.6%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class ASB, 3.43%, 09/15/2048	589	630
BANK,
Series 2017-BNK7, Class AS, 3.75%, 09/15/2060	750	848
Series 2018-BN13, Class A5, 4.22%, 08/15/2061 (z)	500	593
Barclays Commercial Mortgage Trust,
Series 2019-C5, Class A4, 3.06%, 11/15/2052	1,000	1,123
Series 2019-C5, Class ASB, 2.99%, 11/15/2052	500	557
BBCMS Mortgage Trust,
Series 2020-C6, Class ASB, 2.60%, 02/15/2053	600	654
Series 2020-C7, Class A5, 2.04%, 04/15/2053	210	219
Benchmark Mortgage Trust,
Series 2020-B16, Class AM, 2.94%, 02/15/2053 (z)	350	383
Series 2020-B17, Class A5, 2.29%, 03/15/2053	500	532
Series 2020-B20, Class A5, 2.03%, 10/15/2053	750	781
CD Mortgage Trust, Series 2017-CD5, Class AAB, 3.22%, 08/15/2050	1,000	1,095
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AS, 3.86%, 07/10/2047	250	271
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500	548
Series 2015-GC33, Class AS, 4.11%, 09/10/2058	500	555
Series 2019-GC41, Class AS, 3.02%, 08/10/2056	250	275
COMM Mortgage Trust, Series 2016-CR28, Class ASB, 3.53%, 02/10/2049	487	521
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class ASB, 3.31%, 11/15/2049	405	430

SEE NOTES TO FINANCIAL STATEMENTS.

72	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
CSMC, Series 2020-FACT, Class A, (ICE LIBOR USD 1 Month + 1.35%), 1.51%, 10/15/2037 (e) (aa)	2,100	2,103
FHLMC Multifamily Structured Pass Through Certificates,
Series K027, Class A2, 2.64%, 01/25/2023	805	835
Series K047, Class A2, 3.33%, 05/25/2025 (z)	1,000	1,114
Series K049, Class A2, 3.01%, 07/25/2025	250	276
Series K057, Class A2, 2.57%, 07/25/2026	850	930
Series K063, Class A2, 3.43%, 01/25/2027 (z)	1,000	1,147
Series K071, Class A2, 3.29%, 11/25/2027	500	576
Series K073, Class A2, 3.35%, 01/25/2028	1,000	1,157
Series K075, Class A2, 3.65%, 02/25/2028 (z)	500	590
Series K094, Class A2, 2.90%, 06/25/2029	112	127
Series K103, Class A2, 2.65%, 11/25/2029	500	561
Series K108, Class A2, 1.52%, 03/25/2030	304	314
Series K117, Class A2, 1.41%, 08/25/2030	1,500	1,530
Series K118, Class A2, 1.49%, 09/25/2030	500	514
Series K725, Class A2, 3.00%, 01/25/2024	225	242
Series K726, Class A2, 2.91%, 04/25/2024	905	967
Series K729, Class A2, 3.14%, 10/25/2024	200	218
Series K737, Class A2, 2.53%, 10/25/2026	650	711
FNMA-ACES,
Series 2015-M10, Class A2, 3.09%, 04/25/2027 (z)	676	756
Series 2016-M5, Class A2, 2.47%, 04/25/2026	500	542
Series 2017-M11, Class A2, 2.98%, 08/25/2029	1,000	1,136
Series 2017-M12, Class A2, 3.08%, 06/25/2027 (z)	140	158
Series 2017-M13, Class A2, 2.94%, 09/25/2027 (z)	674	762
Series 2020-M46, Class A2, 1.32%, 05/25/2030	1,000	1,013
GS Mortgage Securities Trust,
Series 2013-GC12, Class AS, 3.38%, 06/10/2046	400	420

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 2019-GSA1, Class A4, 3.05%, 11/10/2052		250	280
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class A4, 3.18%, 08/15/2045		1,000	1,031
Series 2016-C29, Class A4, 3.33%, 05/15/2049		500	553
Series 2016-C31, Class A5, 3.10%, 11/15/2049		500	553
Series 2016-C32, Class A4, 3.72%, 12/15/2049		1,000	1,145
UBS Commercial Mortgage Trust,
Series 2018-C11, Class ASB, 4.12%, 06/15/2051		687	787
Series 2018-C12, Class A5, 4.30%, 08/15/2051		1,380	1,637
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4, 3.53%, 05/10/2063		200	206
Series 2012-C4, Class A5, 2.85%, 12/10/2045		500	518
Series 2013-C5, Class A4, 3.18%, 03/10/2046		415	433
Series 2013-C6, Class A4, 3.24%, 04/10/2046		400	420
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5, 3.41%, 12/15/2047		420	461
Series 2015-C27, Class A5, 3.45%, 02/15/2048		918	1,005
Series 2015-LC20, Class A5, 3.18%, 04/15/2050		500	547
Series 2017-C39, Class A5, 3.42%, 09/15/2050		1,000	1,133
Series 2017-C40, Class A4, 3.58%, 10/15/2050		550	627
WFRBS Commercial Mortgage Trust,
Series 2013-C12, Class A4, 3.20%, 03/15/2048		400	418
Series 2014-C20, Class ASB, 3.64%, 05/15/2047		1,043	1,096

Total Commercial Mortgage-Backed Securities (Cost $41,296)			41,564

Corporate Bonds — 19.9%
Basic Materials — 0.6%
Chemicals — 0.5%
Air Liquide Finance SA, (France),
Reg. S, 0.63%, 06/20/2030	EUR	400	518
Reg. S, 0.75%, 06/13/2024	EUR	600	757
Air Products and Chemicals, Inc.,
1.00%, 02/12/2025	EUR	1,550	1,985
2.80%, 05/15/2050		15	17
Albemarle New Holding GmbH, (Germany), Reg. S, 1.13%, 11/25/2025	EUR	425	536

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	73

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Chemicals — continued
Argentum Netherlands BV for Givaudan SA, (Netherlands),
Reg. S, 1.13%, 09/17/2025	EUR	800	1,032
Reg. S, 2.00%, 09/17/2030	EUR	2,200	3,153
Cabot Corp., 4.00%, 07/01/2029		50	54
Celanese US Holdings LLC, 2.13%, 03/01/2027	EUR	900	1,175
CF Industries, Inc., 4.50%, 12/01/2026 (e)		1,800	2,133
Covestro AG, (Germany),
Reg. S, 0.88%, 02/03/2026	EUR	1,875	2,382
Reg. S, 1.38%, 06/12/2030	EUR	775	1,017
Dow Chemical Co. (The),
1.88%, 03/15/2040	EUR	600	815
4.55%, 11/30/2025		1,800	2,106
5.25%, 11/15/2041		600	793
DuPont de Nemours, Inc.,
2.17%, 05/01/2023		100	101
4.21%, 11/15/2023		900	993
Eastman Chemical Co.,
1.50%, 05/26/2023	EUR	900	1,130
3.60%, 08/15/2022		2,900	3,030
Ecolab, Inc., 1.00%, 01/15/2024	EUR	1,950	2,456
FMC Corp.,
3.45%, 10/01/2029		13	15
4.50%, 10/01/2049		25	32
Givaudan Finance Europe BV, (Netherlands), Reg. S, 1.00%, 04/22/2027	EUR	100	130
Huntsman International LLC,
4.50%, 05/01/2029		132	152
5.13%, 11/15/2022		145	155
Linde Finance BV, (Netherlands),
Reg. S, 0.55%, 05/19/2032	EUR	400	510
Reg. S, 1.88%, 05/22/2024	EUR	425	558
LYB International Finance III LLC, 4.20%, 10/15/2049		600	701
Mosaic Co. (The), 4.25%, 11/15/2023		190	207
Nutrien Ltd., (Canada), 3.00%, 04/01/2025		1,100	1,188
PPG Industries, Inc., 2.55%, 06/15/2030		140	150
RPM International, Inc., 4.55%, 03/01/2029		60	70
Sherwin-Williams Co. (The),
3.13%, 06/01/2024		100	108
3.30%, 05/15/2050		70	77
3.45%, 08/01/2025		90	99
3.80%, 08/15/2049		90	109
4.50%, 06/01/2047		40	54
Westlake Chemical Corp., 1.63%, 07/17/2029	EUR	500	636
Yara International ASA, (Norway), 3.15%, 06/04/2030 (e)		1,000	1,083

			32,217

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Iron/Steel — 0.0% (g)
Reliance Steel & Aluminum Co.,
1.30%, 08/15/2025		20	20
2.15%, 08/15/2030		145	149
Steel Dynamics, Inc., 3.25%, 01/15/2031		1,400	1,566
Vale Overseas Ltd., (Cayman Islands),
6.88%, 11/21/2036		90	132
6.88%, 11/10/2039		6	9
Vale SA, (Brazil), 3.75%, 01/10/2023	EUR	425	552

			2,428

Mining — 0.1%
Anglo American Capital plc, (United Kingdom), Reg. S, 3.38%, 03/11/2029	GBP	1,350	2,077
Barrick PD Australia Finance Pty Ltd., (Australia), 5.95%, 10/15/2039		920	1,324
BHP Billiton Finance Ltd., (Australia), Series 17, Reg. S, 1.50%, 04/29/2030	EUR	775	1,071
Kinross Gold Corp., (Canada),
4.50%, 07/15/2027		1,900	2,197
5.95%, 03/15/2024		185	211
Newmont Corp.,
2.25%, 10/01/2030		9	9
4.88%, 03/15/2042		60	82
Norsk Hydro ASA, (Norway), Reg. S, 1.13%, 04/11/2025	EUR	500	632
Southern Copper Corp.,
3.88%, 04/23/2025		35	39
5.88%, 04/23/2045		39	56

			7,698

Total Basic Materials			42,343

Communications — 1.3%
Advertising — 0.0% (g)
JCDecaux SA, (France), Reg. S, 2.63%, 04/24/2028	EUR	600	801
WPP Finance 2013, (United Kingdom), Reg. S, 2.88%, 09/14/2046	GBP	425	607

			1,408

Internet — 0.1%
Alibaba Group Holding Ltd., (Cayman Islands), 4.00%, 12/06/2037		600	708
Alphabet, Inc.,
1.90%, 08/15/2040		700	687
2.25%, 08/15/2060		65	63
Amazon.com, Inc.,
3.88%, 08/22/2037		20	25
4.25%, 08/22/2057		30	43
Baidu, Inc., (Cayman Islands),
3.43%, 04/07/2030		200	221
4.38%, 03/29/2028		480	553
Booking Holdings, Inc., 1.80%, 03/03/2027	EUR	1,000	1,343
eBay, Inc., 1.90%, 03/11/2025		5	5

SEE NOTES TO FINANCIAL STATEMENTS.

74	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Internet — continued
Expedia Group, Inc.,
2.50%, 06/03/2022	EUR	500	624
3.60%, 12/15/2023 (e)		10	11
4.63%, 08/01/2027 (e)		5	5
JD.com, Inc., (Cayman Islands), 3.38%, 01/14/2030		660	717
Prosus NV, (Netherlands),
Reg. S, 2.03%, 08/03/2032	EUR	875	1,112
Reg. S, 1.54%, 08/03/2028	EUR	1,475	1,857
Tencent Music Entertainment Group, (Cayman Islands), 2.00%, 09/03/2030		460	457

			8,431

Media — 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.70%, 04/01/2051		2,110	2,191
4.46%, 07/23/2022		190	200
4.50%, 02/01/2024		115	128
4.80%, 03/01/2050		80	96
4.91%, 07/23/2025		1,545	1,794
5.38%, 05/01/2047		205	256
5.75%, 04/01/2048		105	137
6.38%, 10/23/2035		90	123
6.48%, 10/23/2045		60	85
Comcast Corp.,
1.50%, 02/15/2031		2,900	2,881
1.88%, 02/20/2036	GBP	775	1,147
2.35%, 01/15/2027		2,000	2,152
2.65%, 08/15/2062		70	70
3.60%, 03/01/2024		200	220
3.97%, 11/01/2047		220	276
4.05%, 11/01/2052		40	51
4.25%, 10/15/2030		120	148
4.60%, 10/15/2038		20	26
Cox Communications, Inc., 3.50%, 08/15/2027 (e)		3,180	3,595
Discovery Communications LLC,
5.20%, 09/20/2047		1,100	1,428
5.30%, 05/15/2049		90	119
Informa plc, (United Kingdom), Reg. S, 2.13%, 10/06/2025	EUR	2,056	2,645
ITV plc, (United Kingdom), Reg. S, 1.38%, 09/26/2026	EUR	1,300	1,630
Pearson Funding plc, (United Kingdom), Reg. S, 3.75%, 06/04/2030	GBP	475	747
RELX Finance BV, (Netherlands), Reg. S, 0.00%, 03/18/2024	EUR	100	122
Sky Ltd., (United Kingdom),
Reg. S, 2.25%, 11/17/2025	EUR	450	612
Reg. S, 2.50%, 09/15/2026	EUR	850	1,188
Thomson Reuters Corp., (Canada), 4.30%, 11/23/2023		120	132

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Media — continued
Time Warner Cable LLC,
4.50%, 09/15/2042		80	94
5.50%, 09/01/2041		800	1,028
ViacomCBS, Inc.,
3.70%, 08/15/2024		50	55
5.85%, 09/01/2043		1,100	1,530
Vivendi SA, (France),
Reg. S, 0.63%, 06/11/2025	EUR	1,200	1,508
Reg. S, 1.13%, 12/11/2028	EUR	1,200	1,567
Wolters Kluwer NV, (Netherlands),
Reg. S, 0.75%, 07/03/2030	EUR	775	988
Reg. S, 1.50%, 03/22/2027	EUR	2,275	3,034

			34,003

Telecommunications — 0.7%
America Movil SAB de CV, (Mexico), 5.00%, 10/27/2026	GBP	100	168
AT&T, Inc.,
1.80%, 09/05/2026	EUR	1,150	1,530
1.80%, 09/14/2039	EUR	1,200	1,560
2.05%, 05/19/2032	EUR	1,200	1,669
2.45%, 03/15/2035	EUR	425	610
2.55%, 12/01/2033 (e)		23	23
3.30%, 02/01/2052		90	89
3.50%, 06/01/2041		1,700	1,833
3.50%, 02/01/2061		75	75
3.55%, 09/15/2055 (e)		5	5
3.65%, 06/01/2051		1,800	1,885
3.80%, 03/01/2024		80	87
3.80%, 12/01/2057 (e)		52	54
3.85%, 06/01/2060		20	21
4.25%, 06/01/2043	GBP	200	362
4.30%, 12/15/2042		25	29
4.45%, 04/01/2024		50	56
4.80%, 06/15/2044		20	25
4.85%, 03/01/2039		175	218
5.25%, 03/01/2037		60	78
Reg. S, 5.50%, 03/15/2027	GBP	450	779
7.00%, 04/30/2040	GBP	400	945
CK Hutchison Group Telecom Finance SA, (Luxembourg), Reg. S, 0.38%, 10/17/2023		EUR 1,300	1,602
Deutsche Telekom International Finance BV, (Netherlands),
3.60%, 01/19/2027 (e)		900	1,012
8.75%, 06/15/2030		56	89
Elisa OYJ, (Finland), Reg. S, 0.88%, 03/17/2024	EUR	100	126
Global Switch Holdings Ltd., (British Virgin Islands), Reg. S, 1.50%, 01/31/2024	EUR	450	571
Level 3 Financing, Inc., 3.40%, 03/01/2027 (e)		2,000	2,177
Motorola Solutions, Inc.,
2.30%, 11/15/2030		120	122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	75

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — continued
4.00%, 09/01/2024		15	17
4.60%, 02/23/2028		1,375	1,659
4.60%, 05/23/2029		40	48
Orange SA, (France), Reg. S, 3.25%, 01/15/2032	GBP	1,100	1,820
OTE plc, (United Kingdom), Reg. S, 0.88%, 09/24/2026	EUR	100	126
Proximus SADP, (Belgium), Reg. S, 2.38%, 04/04/2024	EUR	100	132
Telenor ASA, (Norway), Reg. S, 0.25%, 02/14/2028	EUR	700	868
Telstra Corp. Ltd., (Australia), 3.13%, 04/07/2025 (e)		2,600	2,855
T-Mobile USA, Inc.,
1.50%, 02/15/2026 (e)		10	10
3.50%, 04/15/2025 (e)		2,525	2,790
3.75%, 04/15/2027 (e)		35	40
3.88%, 04/15/2030 (e)		2,590	3,000
4.38%, 04/15/2040 (e)		120	146
4.50%, 04/15/2050 (e)		315	389
Verizon Communications, Inc.,
0.88%, 04/02/2025	EUR	1,150	1,464
0.88%, 04/08/2027	EUR	475	609
0.88%, 03/19/2032	EUR	1,100	1,405
1.30%, 05/18/2033	EUR	1,225	1,627
1.50%, 09/18/2030		40	39
1.68%, 10/30/2030 (e)		223	222
1.85%, 05/18/2040	EUR	750	1,052
1.88%, 11/03/2038	GBP	200	290
2.50%, 04/08/2031	GBP	1,000	1,547
2.65%, 11/20/2040		970	979
2.88%, 11/20/2050		20	20
2.99%, 10/30/2056 (e)		35	35
3.00%, 11/20/2060		60	61
3.25%, 02/17/2026	EUR	200	286
3.38%, 02/15/2025		50	56
4.07%, 06/18/2024	GBP	100	154
4.13%, 08/15/2046		80	98
4.40%, 11/01/2034		100	125
4.50%, 08/10/2033		1,900	2,397
4.86%, 08/21/2046		170	230

			44,396

Total Communications			88,238

Consumer Cyclical — 1.4%
Airlines — 0.1%
Ryanair DAC, (Ireland),
Reg. S, 1.13%, 08/15/2023	EUR	675	829
Reg. S, 2.88%, 09/15/2025	EUR	1,375	1,792
Southwest Airlines Co., 5.25%, 05/04/2025		1,630	1,888

			4,509

Apparel — 0.1%
Burberry Group plc, (United Kingdom), Reg. S, 1.13%, 09/21/2025	GBP	425	582

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Apparel — continued
LVMH Moet Hennessy Louis Vuitton SE, (France),
Reg. S, 0.13%, 02/11/2028	EUR	800	988
Reg. S, 0.75%, 04/07/2025	EUR	300	380
NIKE, Inc.,
3.25%, 03/27/2040		166	193
3.38%, 03/27/2050		33	41
Tapestry, Inc., 4.13%, 07/15/2027		110	119
VF Corp., 2.40%, 04/23/2025		25	27

			2,330

Auto Manufacturers — 0.9%
American Honda Finance Corp.,
0.75%, 11/25/2026	GBP	4,800	6,588
1.00%, 09/10/2025		6,900	7,005
BMW US Capital LLC,
3.80%, 04/06/2023 (e)		169	181
3.90%, 04/09/2025 (e)		1,100	1,239
Cummins, Inc., 2.60%, 09/01/2050		30	31
Daimler AG, (Germany),
Reg. S, 1.13%, 11/06/2031	EUR	15	19
Reg. S, 1.63%, 08/22/2023	EUR	20	26
Reg. S, 2.13%, 07/03/2037	EUR	775	1,160
Reg. S, 2.38%, 05/22/2030	EUR	425	609
Reg. S, 2.63%, 04/07/2025	EUR	1,760	2,381
Daimler Finance North America LLC, 2.55%, 08/15/2022 (e)		3,100	3,205
Daimler International Finance BV, (Netherlands), Reg. S, 0.63%, 02/27/2023	EUR	425	527
Ford Motor Credit Co. LLC,
2.75%, 06/14/2024	GBP	1,600	2,186
3.37%, 11/17/2023		2,000	2,040
4.00%, 11/13/2030		545	572
General Motors Co.,
5.20%, 04/01/2045		455	553
5.40%, 04/01/2048		275	346
6.60%, 04/01/2036		520	704
6.75%, 04/01/2046		44	63
General Motors Financial Co., Inc.,
Reg. S, 1.69%, 03/26/2025	EUR	775	995
1.70%, 08/18/2023		70	72
Reg. S, 2.20%, 04/01/2024	EUR	100	129
Reg. S, 2.25%, 09/06/2024	GBP	700	987
Reg. S, 2.35%, 09/03/2025	GBP	1,225	1,743
2.70%, 08/20/2027		1,450	1,538
2.75%, 06/20/2025		80	86
2.90%, 02/26/2025		45	48
3.45%, 04/10/2022		60	62
4.20%, 11/06/2021		200	206
5.20%, 03/20/2023		20	22
Harley-Davidson Financial Services, Inc., Reg. S, 3.88%, 05/19/2023	EUR	425	562
PACCAR Financial Europe BV, (Netherlands),
Reg. S, 0.00%, 03/03/2023	EUR	500	611
Reg. S, 0.13%, 03/07/2022	EUR	100	123

SEE NOTES TO FINANCIAL STATEMENTS.

76	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Auto Manufacturers — continued
Peugeot SA, (France), Reg. S, 2.75%, 05/15/2026	EUR	800	1,091
RCI Banque SA, (France),
Reg. S, 0.25%, 03/08/2023	EUR	1,550	1,892
Reg. S, 1.38%, 03/08/2024	EUR	2,000	2,499
Toyota Motor Credit Corp., 0.80%, 10/16/2025		3,875	3,903
Volkswagen Bank GmbH, (Germany),
Reg. S, 0.75%, 06/15/2023	EUR	300	372
Reg. S, 1.25%, 06/10/2024	EUR	1,500	1,897
Volkswagen Financial Services AG, (Germany),
Reg. S, 2.25%, 10/16/2026	EUR	10	13
Reg. S, 2.50%, 04/06/2023	EUR	915	1,179
Reg. S, 3.00%, 04/06/2025	EUR	20	27
Reg. S, 3.38%, 04/06/2028	EUR	1,450	2,121
Volkswagen International Finance NV, (Netherlands),
Reg. S, (EUR Swap Rate 5 Year + 3.75%), 3.50%, 06/17/2025 (x) (aa)	EUR	1,000	1,287
Reg. S, (EUR Swap Rate 9 Year + 3.96%), 3.88%, 06/17/2029 (x) (aa)	EUR	2,000	2,639
Reg. S, (EUR Swap Rate 12 Year + 2.97%), 4.63%, 03/24/2026 (x) (aa)	EUR	210	285
Volvo Treasury AB, (Sweden),
Reg. S, 0.13%, 09/17/2024	EUR	425	522
1.63%, 05/26/2025	EUR	100	130
Reg. S, (EUR Swap Rate 5 Year + 4.10%), 4.85%, 03/10/2078 (aa)	EUR	1,575	2,085

			58,561

Auto Parts & Equipment — 0.1%
Aptiv Corp., 4.15%, 03/15/2024		55	60
Aptiv plc, (Jersey), 1.50%, 03/10/2025	EUR	425	547
Autoliv, Inc., Reg. S, 0.75%, 06/26/2023	EUR	700	867
BorgWarner, Inc., 1.80%, 11/07/2022	EUR	425	533
Cie Generale des Etablissements Michelin SCA, (France), Reg. S, 0.63%, 11/02/2040	EUR	300	374
Lear Corp.,
4.25%, 05/15/2029		30	34
5.25%, 05/15/2049		200	247
Magna International, Inc., (Canada),
1.90%, 11/24/2023	EUR	1,125	1,447
2.45%, 06/15/2030		1,000	1,076
4.15%, 10/01/2025		2,000	2,292

			7,477

Distribution/Wholesale — 0.0% (g)
Bunzl Finance plc, (United Kingdom), Reg. S, 1.50%, 10/30/2030	GBP	550	775

Home Furnishings — 0.0% (g)
Whirlpool Finance Luxembourg Sarl, (Luxembourg),
1.10%, 11/09/2027	EUR	225	293
1.25%, 11/02/2026	EUR	200	261

			554

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Lodging — 0.0% (g)
Choice Hotels International, Inc., 3.70%, 12/01/2029		40	44
InterContinental Hotels Group plc, (United Kingdom),
Reg. S, 1.63%, 10/08/2024	EUR	550	688
Reg. S, 3.38%, 10/08/2028	GBP	450	676
Reg. S, 3.75%, 08/14/2025	GBP	100	149
Las Vegas Sands Corp.,
2.90%, 06/25/2025		50	52
3.20%, 08/08/2024		20	21
3.50%, 08/18/2026		50	54
3.90%, 08/08/2029		65	70

			1,754

Retail — 0.2%
Alimentation Couche-Tard, Inc., (Canada), Reg. S, 1.88%, 05/06/2026	EUR	425	558
AutoNation, Inc., 4.75%, 06/01/2030		1,300	1,564
AutoZone, Inc., 1.65%, 01/15/2031		2,595	2,574
Best Buy Co., Inc.,
1.95%, 10/01/2030		285	286
4.45%, 10/01/2028		275	329
Costco Wholesale Corp., 1.75%, 04/20/2032		137	142
Darden Restaurants, Inc., 4.55%, 02/15/2048		15	17
Dollar General Corp.,
4.13%, 04/03/2050		160	203
4.15%, 11/01/2025		10	11
Home Depot, Inc. (The),
3.50%, 09/15/2056		75	94
4.20%, 04/01/2043		800	1,041
5.88%, 12/16/2036		90	136
McDonald’s Corp., Reg. S, 2.38%, 11/27/2024	EUR	800	1,073
Mitchells & Butlers Finance plc, (United Kingdom), Series A2, Reg. S, 5.57%, 12/15/2030	GBP	18	28
Next Group plc, (United Kingdom),
Reg. S, 3.00%, 08/26/2025	GBP	225	333
Reg. S, 3.63%, 05/18/2028	GBP	575	863
Reg. S, 4.38%, 10/02/2026	GBP	300	468
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021		50	51
Walmart, Inc.,
2.55%, 04/08/2026	EUR	2,550	3,556
2.95%, 09/24/2049		25	29
5.25%, 09/28/2035	GBP	550	1,196

			14,552

Textiles — 0.0% (g)
Mohawk Industries, Inc., 2.00%, 01/14/2022	EUR	550	681

Total Consumer Cyclical			91,193

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	77

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Consumer Non-cyclical — 3.0%
Agriculture — 0.3%
Altria Group, Inc.,
2.20%, 06/15/2027	EUR	825	1,099
3.49%, 02/14/2022		30	31
3.88%, 09/16/2046		40	42
5.38%, 01/31/2044		65	83
5.95%, 02/14/2049		10	14
6.20%, 02/14/2059		25	35
BAT Capital Corp.,
Reg. S, 1.13%, 11/16/2023	EUR	100	125
2.79%, 09/06/2024		3,285	3,512
3.22%, 08/15/2024		100	108
3.73%, 09/25/2040		35	37
4.76%, 09/06/2049		80	93
BAT International Finance plc, (United Kingdom),
Reg. S, 2.38%, 01/19/2023	EUR	3,800	4,875
7.25%, 03/12/2024	GBP	235	386
Bunge Finance Europe BV, (Netherlands), 1.85%, 06/16/2023	EUR	300	377
Bunge Ltd. Finance Corp.,
3.75%, 09/25/2027		30	34
4.35%, 03/15/2024		200	221
Cargill, Inc., 2.13%, 04/23/2030 (e)		1,500	1,578
JT International Financial Services BV, (Netherlands),
Reg. S, 1.13%, 09/28/2025	EUR	100	129
Reg. S, 2.75%, 09/28/2033	GBP	975	1,518
Philip Morris International, Inc.,
0.80%, 08/01/2031	EUR	1,125	1,392
0.88%, 05/01/2026		1,715	1,722
4.25%, 11/10/2044		40	50
6.38%, 05/16/2038		155	237
STG Global Finance BV, (Netherlands), Reg. S, 1.38%, 09/24/2025	EUR	425	528
Swedish Match AB, (Sweden), Reg. S, 0.88%, 02/26/2027	EUR	100	122

			18,348

Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.,
4.70%, 02/01/2036		1,720	2,185
4.90%, 02/01/2046		1,100	1,430
Anheuser-Busch InBev SA, (Belgium),
Reg. S, 2.75%, 03/17/2036	EUR	10	15
Reg. S, 3.70%, 04/02/2040	EUR	800	1,380
Anheuser-Busch InBev Worldwide, Inc.,
4.15%, 01/23/2025		50	57
5.55%, 01/23/2049		50	71
Coca-Cola Co. (The), 0.13%, 03/15/2029	EUR	1,700	2,091
Constellation Brands, Inc., 3.70%, 12/06/2026		25	29
Diageo Capital plc, (United Kingdom), 3.88%, 04/29/2043		10	12

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Beverages — continued
Greene King Finance plc, (United Kingdom), Series A2, 5.32%, 09/15/2031	GBP	32	50
Keurig Dr Pepper, Inc.,
3.13%, 12/15/2023		90	97
4.06%, 05/25/2023		50	54
PepsiCo., Inc.,
0.40%, 10/09/2032	EUR	700	867
1.05%, 10/09/2050	EUR	750	970
3.45%, 10/06/2046		115	139
Pernod Ricard SA, (France),
Reg. S, 1.13%, 04/07/2025	EUR	1,600	2,054
Reg. S, 1.75%, 04/08/2030	EUR	800	1,116

			12,617

Biotechnology — 0.0% (g)
Amgen, Inc.,
1.90%, 02/21/2025		100	105
3.15%, 02/21/2040		100	110
Regeneron Pharmaceuticals, Inc.,
1.75%, 09/15/2030		1,055	1,039
2.80%, 09/15/2050		135	131

			1,385

Commercial Services — 0.7%
Abertis Infraestructuras SA, (Spain), Reg. S, 3.38%, 11/27/2026	GBP	400	600
ALD SA, (France), Reg. S, 1.25%, 10/11/2022	EUR	2,500	3,125
Amadeus IT Group SA, (Spain),
Reg. S, 0.88%, 09/18/2023	EUR	2,000	2,492
Reg. S, 1.88%, 09/24/2028	EUR	1,100	1,429
American University (The), Series 2019, 3.67%, 04/01/2049		30	33
Automatic Data Processing, Inc., 1.25%, 09/01/2030		1,500	1,497
Block Financial LLC, 3.88%, 08/15/2030		10	11
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/2050		1,400	1,566
Central Nippon Expressway Co. Ltd., (Japan),
Reg. S, 1.87%, 09/26/2024	AUD	1,000	792
Series 65, 0.03%, 07/14/2021	JPY	100,000	968
Channel Link Enterprises Finance plc, (United Kingdom), Series A8, Reg. S, (ICE LIBOR EUR 6 Month + 5.90%), 2.71%, 06/30/2050 (aa)	EUR	100	124
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114		1,000	1,411
Duke University, Series 2020, 2.68%, 10/01/2044		20	21
East Nippon Expressway Co. Ltd., (Japan), Series 66, 0.10%, 12/18/2026	JPY	100,000	966
Equifax, Inc.,
2.60%, 12/15/2025		110	119
3.10%, 05/15/2030		1,830	2,035

SEE NOTES TO FINANCIAL STATEMENTS.

78	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Commercial Services — continued
ERAC USA Finance LLC,
2.70%, 11/01/2023 (e)		3,200	3,375
3.85%, 11/15/2024 (e)		160	178
4.50%, 02/15/2045 (e)		400	509
7.00%, 10/15/2037 (e)		800	1,241
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	2,225	2,700
Experian Finance plc, (United Kingdom),
Reg. S, 0.74%, 10/29/2025	GBP	300	414
Reg. S, 1.38%, 06/25/2026	EUR	1,125	1,475
Reg. S, 3.25%, 04/07/2032	GBP	225	376
George Washington University (The), Series 2014, 4.30%, 09/15/2044		30	38
Holding d’Infrastructures de Transport SASU, (France), Reg. S, 2.50%, 05/04/2027	EUR	1,900	2,591
IHS Markit Ltd., (Bermuda),
3.63%, 05/01/2024		60	65
4.13%, 08/01/2023		20	22
4.25%, 05/01/2029		148	180
4.75%, 08/01/2028		50	62
Johns Hopkins University, Series A, 2.81%, 01/01/2060		600	633
Massachusetts Institute of Technology,
3.89%, 07/01/2116		663	840
4.68%, 07/01/2114		500	762
Series F, 2.99%, 07/01/2050		20	23
Moody’s Corp.,
0.95%, 02/25/2030	EUR	1,125	1,458
1.75%, 03/09/2027	EUR	1,125	1,513
2.55%, 08/18/2060		20	18
Nats En Route plc, (United Kingdom), Reg. S, 5.25%, 03/31/2026	GBP	23	35
Northwestern University, Series 2020, 2.64%, 12/01/2050		10	11
PayPal Holdings, Inc.,
2.40%, 10/01/2024		50	54
2.65%, 10/01/2026		90	99
3.25%, 06/01/2050		35	40
President and Fellows of Harvard College, 2.52%, 10/15/2050		10	11
Quanta Services, Inc., 2.90%, 10/01/2030		200	214
Rentokil Initial plc, (United Kingdom),
Reg. S, 0.50%, 10/14/2028	EUR	1,900	2,343
Reg. S, 0.88%, 05/30/2026	EUR	100	127
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/2050		5	5
S&P Global, Inc.,
1.25%, 08/15/2030		2,110	2,080
2.30%, 08/15/2060		95	91
3.25%, 12/01/2049		20	23
Transurban Finance Co. Pty Ltd., (Australia),
Reg. S, 1.45%, 05/16/2029	EUR	425	565
Reg. S, 2.00%, 08/28/2025	EUR	475	629
Reg. S, 3.00%, 04/08/2030	EUR	100	148
Trustees of Princeton University (The), Series 2020, 2.52%, 07/01/2050		20	21

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
University of Southern California, 2.81%, 10/01/2050		20	22
Verisk Analytics, Inc.,
3.63%, 05/15/2050		40	47
5.50%, 06/15/2045		123	174
West Nippon Expressway Co. Ltd., (Japan), Series 29, 0.31%, 02/12/2026	JPY	200,000	1,957
William Marsh Rice University, 3.57%, 05/15/2045		90	110

			44,468

Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co., 0.50%, 03/06/2026	EUR	2,275	2,881
Estee Lauder Cos., Inc. (The),
2.60%, 04/15/2030		60	66
3.13%, 12/01/2049		20	23
Procter & Gamble Co. (The),
0.63%, 10/30/2024	EUR	1,450	1,829
1.88%, 10/30/2038	EUR	1,125	1,746
4.88%, 05/11/2027	EUR	425	686
Unilever Finance Netherlands BV, (Netherlands),
Reg. S, 0.50%, 08/12/2023	EUR	1,400	1,746
Reg. S, 1.13%, 02/12/2027	EUR	425	558
Unilever plc, (United Kingdom), Reg. S, 1.50%, 06/11/2039	EUR	625	906

			10,441

Food — 0.2%
Conagra Brands, Inc., 5.30%, 11/01/2038		10	13
General Mills, Inc., 2.88%, 04/15/2030		100	111
Hershey Co. (The), 2.65%, 06/01/2050		10	11
Hormel Foods Corp., 1.80%, 06/11/2030		450	466
Kerry Group Financial Services Unltd Co., (Ireland),
Reg. S, 0.63%, 09/20/2029	EUR	1,025	1,290
Reg. S, 2.38%, 09/10/2025	EUR	1,400	1,908
Kroger Co. (The), 3.95%, 01/15/2050		5	6
Mars, Inc., 2.38%, 07/16/2040 (e)		1,200	1,229
McCormick & Co., Inc.,
3.15%, 08/15/2024		150	163
4.20%, 08/15/2047		5	6
Mondelez International Holdings Netherlands BV, (Netherlands), Reg. S, 0.38%, 09/22/2029	EUR	100	124
Mondelez International, Inc., 1.88%, 10/15/2032		1,300	1,320
Nestle Holdings, Inc., 1.25%, 09/15/2030 (e)		1,530	1,522
Tesco Corporate Treasury Services plc, (United Kingdom),
Reg. S, 0.88%, 05/29/2026	EUR	1,500	1,888
Reg. S, 1.38%, 10/24/2023	EUR	100	126
Reg. S, 2.75%, 04/27/2030	GBP	425	644

			10,827

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	79

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Healthcare — Products — 0.4%
Abbott Ireland Financing DAC, (Ireland),
Reg. S, 0.10%, 11/19/2024	EUR	700	863
Reg. S, 0.38%, 11/19/2027	EUR	1,950	2,443
Becton Dickinson Euro Finance Sarl, (Luxembourg), 1.21%, 06/04/2026	EUR	425	542
Boston Scientific Corp.,
0.63%, 12/01/2027	EUR	800	987
3.45%, 03/01/2024		100	108
Danaher Corp., 2.50%, 03/30/2030	EUR	525	765
DH Europe Finance II Sarl, (Luxembourg),
0.20%, 03/18/2026	EUR	3,775	4,653
1.35%, 09/18/2039	EUR	700	918
1.80%, 09/18/2049	EUR	700	966
Edwards Lifesciences Corp., 4.30%, 06/15/2028		135	160
Koninklijke Philips NV, (Netherlands), Reg. S, 1.38%, 05/02/2028	EUR	500	672
Medtronic Global Holdings SCA, (Luxembourg),
0.00%, 03/15/2023	EUR	325	399
0.38%, 03/07/2023	EUR	100	124
0.38%, 10/15/2028	EUR	500	626
1.38%, 10/15/2040	EUR	825	1,097
1.63%, 10/15/2050	EUR	1,000	1,360
1.75%, 07/02/2049	EUR	900	1,271
Molnlycke Holding AB, (Sweden), Reg. S, 0.63%, 01/15/2031	EUR	1,225	1,500
Stryker Corp., 1.00%, 12/03/2031	EUR	1,400	1,788
Thermo Fisher Scientific, Inc.,
1.88%, 10/01/2049	EUR	1,125	1,587
0.13%, 03/01/2025	EUR	2,275	2,798
1.75%, 04/15/2027	EUR	100	135
2.38%, 04/15/2032	EUR	100	148
2.88%, 07/24/2037	EUR	625	1,011
4.10%, 08/15/2047		95	127
4.13%, 03/25/2025		70	79
Zimmer Biomet Holdings, Inc.,
1.16%, 11/15/2027	EUR	1,450	1,853
2.43%, 12/13/2026	EUR	325	443
3.70%, 03/19/2023		100	107
4.45%, 08/15/2045		10	12

			29,542

Healthcare — Services — 0.4%
Advocate Health & Hospitals Corp., 3.39%, 10/15/2049		35	40
Aetna, Inc., 2.80%, 06/15/2023		30	32
Allina Health System, Series 2019, 3.89%, 04/15/2049		40	45
Anthem, Inc.,
3.35%, 12/01/2024		100	110
4.10%, 03/01/2028		2,900	3,429
Ascension Health, 3.95%, 11/15/2046		70	90
City of Hope, Series 2013, 5.62%, 11/15/2043		35	50

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare — Services — continued
CommonSpirit Health, 3.91%, 10/01/2050		18	20
Eurofins Scientific SE, (Luxembourg), Reg. S, 3.75%, 07/17/2026	EUR	1,750	2,505
Fresenius Medical Care AG & Co. KGaA, (Germany), Reg. S, 1.50%, 07/11/2025	EUR	325	423
Hackensack Meridian Health, Inc.,
Series 2020, 2.68%, 09/01/2041		1,335	1,350
Series 2020, 2.88%, 09/01/2050		35	36
HCA, Inc.,
5.00%, 03/15/2024		1,383	1,556
5.13%, 06/15/2039		700	896
5.25%, 06/15/2026		40	47
5.25%, 06/15/2049		140	185
5.50%, 06/15/2047		184	246
Health Care Service Corp. A Mutual Legal Reserve Co., 2.20%, 06/01/2030 (e)		1,400	1,465
Humana, Inc.,
2.90%, 12/15/2022		50	52
3.85%, 10/01/2024		50	55
3.95%, 08/15/2049		92	113
4.63%, 12/01/2042		30	38
4.80%, 03/15/2047		30	40
4.88%, 04/01/2030		6	8
4.95%, 10/01/2044		130	175
Kaiser Foundation Hospitals, 4.15%, 05/01/2047		1,700	2,214
Mayo Clinic,
3.77%, 11/15/2043		30	36
Series 2013, 4.00%, 11/15/2047		675	857
Memorial Health Services, 3.45%, 11/01/2049		10	11
Memorial Sloan-Kettering Cancer Center, 4.13%, 07/01/2052		50	66
Methodist Hospital (The), Series 20A, 2.71%, 12/01/2050		1,500	1,530
MidMichigan Health, Series 2020, 3.41%, 06/01/2050		1,498	1,670
MultiCare Health System, 2.80%, 08/15/2050		1,000	1,039
New York and Presbyterian Hospital (The),
2.26%, 08/01/2040		1,090	1,066
4.02%, 08/01/2045		20	25
Northwell Healthcare, Inc., 4.26%, 11/01/2047		25	30
OhioHealth Corp., Series 2020, 3.04%, 11/15/2050		535	586
PeaceHealth Obligated Group,
Series 2020, 1.38%, 11/15/2025		700	714
Series 2020, 3.22%, 11/15/2050		849	922
Quest Diagnostics, Inc., 2.80%, 06/30/2031		60	66
Texas Health Resources, 2.33%, 11/15/2050		750	707
UnitedHealth Group, Inc.,
2.00%, 05/15/2030		160	170

SEE NOTES TO FINANCIAL STATEMENTS.

80	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Healthcare — Services — continued
3.13%, 05/15/2060		140	162
3.70%, 08/15/2049		1,100	1,379
3.75%, 07/15/2025		20	23
3.88%, 08/15/2059		50	65
4.25%, 03/15/2043		120	157
Universal Health Services, Inc., 2.65%, 10/15/2030 (e)		444	461

			26,962

Household Products/Wares — 0.0% (g)
Avery Dennison Corp., 1.25%, 03/03/2025	EUR	650	828
Clorox Co. (The), 1.80%, 05/15/2030		10	10
Kimberly-Clark Corp., 2.88%, 02/07/2050		45	51
Reckitt Benckiser Treasury Services plc, (United Kingdom), Reg. S, 1.75%, 05/19/2032	GBP	1,675	2,486

			3,375

Pharmaceuticals — 0.6%
AbbVie, Inc.,
2.60%, 11/21/2024		190	204
3.20%, 11/21/2029		4,960	5,559
4.05%, 11/21/2039		105	127
4.25%, 11/21/2049		1,455	1,824
4.70%, 05/14/2045		65	85
AmerisourceBergen Corp.,
2.80%, 05/15/2030		100	109
3.25%, 03/01/2025		40	44
4.25%, 03/01/2045		10	12
4.30%, 12/15/2047		5	6
AstraZeneca plc, (United Kingdom),
0.70%, 04/08/2026		1,620	1,611
4.38%, 08/17/2048		20	27
Bayer AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 2.55%), 3.75%, 07/01/2074 (aa)	EUR	25	33
Becton Dickinson and Co., 2.89%, 06/06/2022		17	18
Bristol-Myers Squibb Co.,
2.35%, 11/13/2040		25	26
2.55%, 11/13/2050		110	112
3.40%, 07/26/2029		3,340	3,888
3.88%, 08/15/2025		50	57
4.55%, 02/20/2048		10	14
Cardinal Health, Inc.,
2.62%, 06/15/2022		40	41
3.08%, 06/15/2024		10	11
4.37%, 06/15/2047		2	2
Cigna Corp.,
2.40%, 03/15/2030		75	80
3.40%, 03/01/2027		2,800	3,162
4.90%, 12/15/2048		800	1,100
CVS Health Corp.,
1.30%, 08/21/2027		40	40

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pharmaceuticals — continued
2.63%, 08/15/2024		60	64
3.70%, 03/09/2023		32	34
4.13%, 04/01/2040		1,200	1,440
4.30%, 03/25/2028		846	1,007
4.78%, 03/25/2038		75	95
5.05%, 03/25/2048		1,200	1,626
Eli Lilly and Co., 4.15%, 03/15/2059		15	21
GlaxoSmithKline Capital plc, (United Kingdom), 5.25%, 12/19/2033	GBP	640	1,322
Reg. S, 5.25%, 04/10/2042	GBP	50	116
GlaxoSmithKline Capital, Inc., 6.38%, 05/15/2038		35	55
Johnson & Johnson,
2.10%, 09/01/2040		10	10
2.25%, 09/01/2050		30	30
2.45%, 09/01/2060		40	42
3.40%, 01/15/2038		110	133
3.55%, 03/01/2036		15	19
McKesson Corp.,
0.90%, 12/03/2025		70	71
3.13%, 02/17/2029	GBP	425	653
Merck & Co., Inc.,
1.38%, 11/02/2036	EUR	550	774
1.88%, 10/15/2026	EUR	2,175	2,954
2.35%, 06/24/2040		50	52
3.70%, 02/10/2045		60	75
Merck Financial Services GmbH, (Germany), Reg. S, 0.01%, 12/15/2023	EUR	600	737
Merck KGaA, (Germany),
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.00%), 1.63%, 09/09/2080 (aa)	EUR	800	999
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.94%), 2.88%, 06/25/2079 (aa)	EUR	400	537
Mylan, Inc., 5.20%, 04/15/2048		30	39
Novartis Capital Corp., 2.75%, 08/14/2050		116	127
Roche Finance Europe BV, (Netherlands),
Reg. S, 0.50%, 02/27/2023	EUR	200	248
Reg. S, 0.88%, 02/25/2025	EUR	2,100	2,685
Sanofi, (France),
Reg. S, 1.50%, 04/01/2030	EUR	800	1,114
Reg. S, 2.50%, 11/14/2023	EUR	600	787
Series 20FX, Reg. S, 1.88%, 03/21/2038	EUR	400	629
Takeda Pharmaceutical Co. Ltd., (Japan), Reg. S, 3.00%, 11/21/2030	EUR	1,000	1,503
Upjohn Finance BV, (Netherlands), Reg. S, 1.91%, 06/23/2032	EUR	1,400	1,889
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026		30	34
Viatris, Inc., 3.85%, 06/22/2040 (e)		2,200	2,483
Zoetis, Inc.,
3.90%, 08/20/2028		40	47
4.70%, 02/01/2043		190	260

			42,903

Total Consumer Non-cyclical			200,868

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	81

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Energy — 1.0%
Oil & Gas — 0.5%
BP Capital Markets plc, (United Kingdom),
Reg. S, 1.53%, 09/26/2022	EUR	350	441
Reg. S, 1.83%, 09/08/2025	GBP	100	145
Reg. S, (EUR Swap Rate 5 Year + 4.12%), 3.63%, 03/22/2029 (x) (aa)	EUR	1,300	1,735
Canadian Natural Resources Ltd., (Canada),
2.95%, 01/15/2023		10	11
3.85%, 06/01/2027		10	11
4.95%, 06/01/2047		61	78
6.25%, 03/15/2038		10	13
Cepsa Finance SA, (Spain), Reg. S, 2.25%, 02/13/2026	EUR	100	130
Chevron Corp., 2.24%, 05/11/2030		80	86
Chevron USA, Inc., 1.02%, 08/12/2027		3,000	3,015
CNOOC Petroleum North America ULC, (Canada), 6.40%, 05/15/2037		40	54
Concho Resources, Inc.,
2.40%, 02/15/2031		2,100	2,198
4.88%, 10/01/2047		20	27
Diamondback Energy, Inc., 2.88%, 12/01/2024		3,100	3,259
Equinor ASA, (Norway),
Reg. S, 1.38%, 05/22/2032	EUR	425	579
1.75%, 01/22/2026		200	210
2.38%, 05/22/2030		60	64
3.25%, 11/18/2049		20	22
3.63%, 04/06/2040		1,800	2,157
3.70%, 04/06/2050		15	18
Reg. S, 6.88%, 03/11/2031	GBP	50	108
Exxon Mobil Corp.,
0.14%, 06/26/2024	EUR	2,000	2,466
0.84%, 06/26/2032	EUR	550	690
1.41%, 06/26/2039	EUR	700	896
Hess Corp., 3.50%, 07/15/2024		10	10
HollyFrontier Corp., 4.50%, 10/01/2030		35	37
Husky Energy, Inc., (Canada), 4.40%, 04/15/2029		3,700	4,117
MOL Hungarian Oil & Gas plc, (Hungary), Reg. S, 1.50%, 10/08/2027	EUR	364	457
Noble Energy, Inc., 5.25%, 11/15/2043		75	108
Petroleos Mexicanos, (Mexico),
(ICE LIBOR USD 3 Month + 0.43%), 0.65%, 02/15/2024 (aa)		975	976
1.95%, 12/20/2022		1,600	1,629
Pioneer Natural Resources Co., 1.90%, 08/15/2030		1,050	1,041
TOTAL SE, (France),
Reg. S, (EUR Swap Rate 5 Year + 2.75%), 2.71%, 05/05/2023 (x) (aa)	EUR	650	830
Reg. S, (EUR Swap Rate 5 Year + 3.35%), 3.37%, 10/06/2026 (x) (aa)	EUR	2,000	2,745

			30,363

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oil & Gas Services — 0.0% (g)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 4.49%, 05/01/2030	100	120
Halliburton Co.,
3.50%, 08/01/2023	60	64
5.00%, 11/15/2045	20	24
National Oilwell Varco, Inc., 3.95%, 12/01/2042	10	10
Schlumberger Finance Canada Ltd., (Canada), 1.40%, 09/17/2025	30	31

		249

Pipelines — 0.5%
Cheniere Corpus Christi Holdings LLC,
3.70%, 11/15/2029	309	344
5.88%, 03/31/2025	115	134
Colonial Enterprises, Inc., 3.25%, 05/15/2030 (e)	1,330	1,504
Enbridge, Inc., (Canada),
2.90%, 07/15/2022	20	20
4.00%, 10/01/2023	100	109
Energy Transfer Operating LP,
4.05%, 03/15/2025	100	110
4.20%, 04/15/2027	5,800	6,392
5.30%, 04/15/2047	10	11
Enterprise Products Operating LLC,
4.20%, 01/31/2050	40	47
5.10%, 02/15/2045	1,700	2,209
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 02/15/2078 (aa)	600	606
Kinder Morgan Energy Partners LP, 4.30%, 05/01/2024	3,200	3,543
Magellan Midstream Partners LP,
3.95%, 03/01/2050	940	1,059
5.00%, 03/01/2026	10	12
MPLX LP,
2.65%, 08/15/2030	1,500	1,572
4.50%, 04/15/2038	15	17
4.70%, 04/15/2048	1,213	1,438
4.88%, 06/01/2025	2,300	2,657
5.20%, 03/01/2047	10	12
5.50%, 02/15/2049	15	20
ONEOK Partners LP, 4.90%, 03/15/2025	80	91
ONEOK, Inc.,
2.20%, 09/15/2025	1,000	1,033
2.75%, 09/01/2024	10	11
3.40%, 09/01/2029	60	64
4.45%, 09/01/2049	2,550	2,682
7.15%, 01/15/2051	20	28
Plains All American Pipeline LP / PAA Finance Corp.,
3.55%, 12/15/2029	65	68
5.15%, 06/01/2042	1,600	1,718
Sabine Pass Liquefaction LLC,
4.20%, 03/15/2028	130	149

SEE NOTES TO FINANCIAL STATEMENTS.

82	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Pipelines — continued
4.50%, 05/15/2030 (e)		32	38
5.88%, 06/30/2026		70	85
Sunoco Logistics Partners Operations LP,
5.35%, 05/15/2045		10	11
5.40%, 10/01/2047		52	58
TransCanada PipeLines Ltd., (Canada),
4.63%, 03/01/2034		10	12
4.88%, 05/15/2048		20	26
6.20%, 10/15/2037		10	14
Transcontinental Gas Pipe Line Co. LLC,
3.25%, 05/15/2030		80	90
4.00%, 03/15/2028		20	23
Valero Energy Partners LP, 4.38%, 12/15/2026		1,736	2,010
Vier Gas Transport GmbH, (Germany), Reg. S, 0.50%, 09/10/2034	EUR	400	499
Williams Cos., Inc. (The),
3.50%, 11/15/2030		1,900	2,152
4.50%, 11/15/2023		80	88
5.10%, 09/15/2045		80	99

			32,865

Total Energy			63,477

Financial — 7.2%
Banks — 4.8%
ABN AMRO Bank NV, (Netherlands),
Reg. S, 0.60%, 01/15/2027	EUR	1,600	2,009
Reg. S, 0.88%, 01/14/2026	EUR	100	131
Reg. S, 1.25%, 01/10/2033	EUR	100	143
Reg. S, 1.45%, 04/12/2038	EUR	100	153
Reg. S, 1.50%, 09/30/2030	EUR	100	144
3.50%, 09/21/2022	EUR	200	261
Aktia Bank OYJ, (Finland), Reg. S, 0.38%, 05/30/2023	EUR	100	125
AMCO — Asset Management Co. SpA, (Italy), Reg. S, 1.38%, 01/27/2025	EUR	100	127
ANZ New Zealand Int’l Ltd., (New Zealand), Reg. S, 0.13%, 09/22/2023	EUR	100	124
ASB Finance Ltd., (New Zealand), Reg. S, 0.63%, 10/18/2024	EUR	100	127
Australia & New Zealand Banking Group Ltd., (Australia), 0.25%, 11/29/2022	EUR	100	124
Banca Monte dei Paschi di Siena SpA, (Italy),
Reg. S, 0.88%, 10/08/2026	EUR	3,504	4,513
Reg. S, 2.00%, 01/29/2024	EUR	100	131
Series 16, Reg. S, 2.88%, 07/16/2024	EUR	100	135
Banco Bilbao Vizcaya Argentaria SA, (Spain),
Reg. S, 0.75%, 01/20/2022	EUR	100	124
0.88%, 09/18/2023		200	201
Reg. S, 0.88%, 11/22/2026	EUR	100	131
Banco BPM SpA, (Italy), Reg. S, 0.75%, 03/31/2022	EUR	200	248
Banco Comercial Portugues SA, (Portugal), Reg. S, 0.75%, 05/31/2022	EUR	100	124

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Banco de Sabadell SA, (Spain),
Reg. S, 0.88%, 03/05/2023	EUR	1,300	1,616
Reg. S, 1.00%, 04/26/2027	EUR	100	132
Reg. S, 1.63%, 03/07/2024	EUR	1,200	1,528
Banco di Desio e della Brianza SpA, (Italy), Reg. S, 0.88%, 09/12/2024	EUR	100	127
Banco Santander SA, (Spain), 0.10%, 02/27/2032	EUR	200	252
Reg. S, 0.75%, 09/09/2022	EUR	100	125
Reg. S, 1.00%, 04/07/2025	EUR	200	259
Reg. S, 1.38%, 01/05/2026	EUR	100	129
2.75%, 12/03/2030		200	206
3.49%, 05/28/2030		2,200	2,466
3.80%, 02/23/2028		200	226
3.85%, 04/12/2023		200	215
Bank of America Corp.,
Reg. S, (ICE LIBOR EUR 3 Month + 0.94%), 0.65%, 10/26/2031 (aa)	EUR	350	438
Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 0.81%, 05/09/2026 (aa)	EUR	2,300	2,898
(United States SOFR + 0.74%), 0.81%, 10/24/2024 (aa)		240	242
(United States SOFR + 0.91%), 0.98%, 09/25/2025 (aa)		30	30
Reg. S, (ICE LIBOR EUR 3 Month + 0.91%), 1.38%, 05/09/2030 (aa)	EUR	1,150	1,531
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (aa)		20	21
(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 02/13/2031 (aa)		3,590	3,813
(United States SOFR + 1.93%), 2.68%, 06/19/2041 (aa)		1,870	1,949
(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/2023 (aa)		250	258
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (aa)		250	263
(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/01/2025 (aa)		10	11
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/2023 (aa)		25	26
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (aa)		350	395
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/2025 (aa)		25	27
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/2024 (aa)		25	27
Reg. S, (ICE LIBOR EUR 3 Month + 3.67%), 3.65%, 03/31/2029 (aa)	EUR	900	1,366
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/2024 (aa)		120	130
4.00%, 01/22/2025		4,200	4,720
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 04/23/2040 (aa)		170	209

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	83

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 03/20/2051 (aa)		100	126
(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 03/15/2050 (aa)		65	85
Reg. S, 7.00%, 07/31/2028	GBP	350	697
Bank of Montreal, (Canada),
Reg. S, 0.10%, 10/20/2023	EUR	100	124
1.85%, 05/01/2025		120	126
Bank of Nova Scotia (The), (Canada),
Reg. S, 0.01%, 01/14/2027	EUR	100	124
Reg. S, 0.25%, 09/28/2022	EUR	100	124
Reg. S, 0.38%, 10/23/2023	EUR	100	125
Bankia SA, (Spain), Reg. S, 1.00%, 09/25/2025	EUR	300	390
Bankinter SA, (Spain), Reg. S, 0.88%, 08/03/2022	EUR	100	125
Banque Federative du Credit Mutuel SA, (France),
Reg. S, 0.50%, 11/16/2022	EUR	1,200	1,488
0.65%, 02/27/2024 (e)		1,300	1,303
Reg. S, 0.75%, 06/15/2023	EUR	100	125
Reg. S, 1.25%, 06/03/2030	EUR	400	528
Reg. S, 1.88%, 11/04/2026	EUR	1,200	1,586
Barclays Bank plc, (United Kingdom), 5.75%, 09/14/2026	GBP	90	151
Barclays plc, (United Kingdom), (CMT Index 1 Year + 0.80%), 1.01%, 12/10/2024 (aa)		200	201
Reg. S, (EUR Swap Rate 5 Year + 1.90%), 2.00%, 02/07/2028 (aa)	EUR	1,700	2,122
(ICE LIBOR USD 3 Month + 2.45%), 2.85%, 05/07/2026 (aa)		1,200	1,289
Reg. S, 3.25%, 02/12/2027	GBP	600	913
Reg. S, (UK Gilts 5 Year + 3.75%), 3.75%, 11/22/2030 (aa)	GBP	425	635
4.34%, 01/10/2028		1,800	2,068
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/2023 (aa)		900	939
Basellandschaftliche Kantonalbank, (Switzerland), Reg. S, 0.38%, 05/13/2030	CHF	100	117
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, (Austria), Reg. S, 0.01%, 01/21/2028	EUR	100	125
Bayerische Landesbank, (Germany), Reg. S, 0.25%, 01/14/2025	EUR	100	126
Belfius Bank SA, (Belgium), Reg. S, 0.13%, 01/28/2030	EUR	100	126
Berlin Hyp AG, (Germany),
Reg. S, 0.01%, 07/07/2028	EUR	100	125
Series 200, Reg. S, 0.38%, 02/21/2025	EUR	100	127
BNP Paribas SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 0.50%, 09/01/2028 (aa)	EUR	1,100	1,357
Reg. S, 1.13%, 01/15/2023	EUR	2,430	3,052
Reg. S, (EUR Swap Rate 5 Year + 1.20%), 1.13%, 01/15/2032 (aa)	EUR	800	991

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 1.38%, 05/28/2029	EUR	100	133
Reg. S, 1.63%, 07/02/2031	EUR	1,600	2,078
(United States SOFR + 1.61%), 1.90%, 09/30/2028 (e) (aa)		1,100	1,118
Reg. S, (EUR Swap Rate 5 Year + 1.85%), 2.38%, 11/20/2030 (aa)	EUR	800	1,054
(ICE LIBOR USD 3 Month + 1.11%), 2.82%, 11/19/2025 (e) (aa)		3,000	3,198
Reg. S, 2.88%, 10/01/2026	EUR	100	138
Reg. S, 3.38%, 01/23/2026	GBP	2,900	4,464
BNZ International Funding Ltd., (New Zealand), Reg. S, 0.38%, 09/14/2024	EUR	1,450	1,806
BPCE SA, (France),
Reg. S, 0.25%, 01/15/2026	EUR	2,600	3,221
Reg. S, 0.50%, 02/24/2027	EUR	1,300	1,617
Reg. S, 0.88%, 01/31/2024	EUR	1,200	1,506
(United States SOFR + 1.52%), 1.65%, 10/06/2026 (e) (aa)		1,145	1,172
4.63%, 07/11/2024 (e)		1,800	2,012
BPER Banca, (Italy), Reg. S, 0.88%, 01/22/2022	EUR	100	124
Caisse Centrale du Credit Immobilier de France SA, (France),
Reg. S, 0.00%, 01/17/2024	EUR	200	247
Reg. S, 0.13%, 10/26/2022	EUR	400	494
Caixa Economica Montepio Geral Caixa Economica Bancaria SA, (Portugal),
Reg. S, 0.13%, 11/14/2024	EUR	100	123
Reg. S, 0.88%, 10/17/2022	EUR	4,200	5,224
CaixaBank SA, (Spain),
Reg. S, 1.25%, 01/11/2027	EUR	200	267
Reg. S, (EUR Swap Rate 5 Year + 1.68%), 2.25%, 04/17/2030 (aa)	EUR	1,100	1,406
Canadian Imperial Bank of Commerce, (Canada),
Reg. S, 0.04%, 07/09/2027	EUR	100	125
Reg. S, 0.10%, 10/24/2023	CHF	50	57
3.10%, 04/02/2024		25	27
Cie de Financement Foncier SA, (France),
Reg. S, 0.23%, 09/14/2026	EUR	100	127
Reg. S, 0.25%, 03/16/2022	EUR	200	246
Reg. S, 0.25%, 04/11/2023	EUR	100	124
Reg. S, 0.50%, 09/04/2024	EUR	100	127
Reg. S, 0.75%, 05/29/2026	EUR	100	130
Reg. S, 3.88%, 04/25/2055	EUR	45	115
Citigroup, Inc., (United States SOFR + 0.69%), 0.78%, 10/30/2024 (aa)		330	332
Reg. S, (ICE LIBOR EUR 3 Month + 1.07%), 1.50%, 07/24/2026 (aa)	EUR	3,500	4,541
Reg. S, 1.50%, 10/26/2028	EUR	2,550	3,397
Reg. S, 1.63%, 03/21/2028	EUR	100	134
(United States SOFR + 1.67%), 1.68%, 05/15/2024 (aa)		25	26
1.75%, 01/28/2025	EUR	1,650	2,159
(United States SOFR + 0.87%), 2.31%, 11/04/2022 (aa)		150	152

SEE NOTES TO FINANCIAL STATEMENTS.

84	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
(United States SOFR + 2.11%), 2.57%, 06/03/2031 (aa)		3,600	3,837
(United States SOFR + 2.75%), 3.11%, 04/08/2026 (aa)		155	169
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/2023 (aa)		190	195
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/2025 (aa)		65	71
3.38%, 03/01/2023		150	159
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 04/24/2048 (aa)		60	79
4.40%, 06/10/2025		3,500	4,002
(United States SOFR + 3.91%), 4.41%, 03/31/2031 (aa)		75	91
4.65%, 07/23/2048		205	283
Clydesdale Bank plc, (United Kingdom), Reg. S, 4.63%, 06/08/2026	GBP	100	167
Commerzbank AG, (Germany),
0.01%, 03/11/2030	EUR	100	125
0.50%, 06/09/2026	EUR	100	129
2.00%, 11/27/2023	EUR	100	131
Commonwealth Bank of Australia, (Australia),
Reg. S, 0.88%, 02/19/2029	EUR	100	133
Reg. S, (EUR Swap Rate 5 Year + 1.45%), 1.94%, 10/03/2029 (aa)	EUR	1,425	1,820
Reg. S, 3.00%, 05/03/2022	EUR	100	128
Cooperatieve Rabobank UA, (Netherlands),
Reg. S, 0.01%, 07/02/2030	EUR	100	125
Reg. S, 0.63%, 04/26/2026	EUR	100	130
Reg. S, 0.88%, 02/08/2028	EUR	100	133
Reg. S, 1.25%, 03/23/2026	EUR	775	1,013
Reg. S, 1.38%, 02/03/2027	EUR	25	33
Reg. S, 2.38%, 05/22/2023	EUR	30	39
Reg. S, 4.13%, 09/14/2022	EUR	1,950	2,551
4.38%, 08/04/2025		250	285
5.25%, 05/23/2041	GBP	50	118
Credit Agricole Italia SpA, (Italy),
Reg. S, 0.25%, 09/30/2024	EUR	100	125
Reg. S, 0.25%, 01/17/2028	EUR	100	127
Reg. S, 0.88%, 01/31/2022	EUR	100	124
Credit Agricole SA, (France),
Reg. S, 1.75%, 03/05/2029	EUR	100	136
Reg. S, 2.38%, 05/20/2024	EUR	100	133
3.75%, 04/24/2023 (e)		2,200	2,362
Credit Suisse Group AG, (Switzerland),
Reg. S, 0.65%, 09/10/2029	EUR	775	972
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 07/17/2025 (aa)	EUR	1,400	1,780
(United States SOFR + 1.56%), 2.59%, 09/11/2025 (e) (aa)		3,850	4,051
(United States SOFR + 3.73%), 4.19%, 04/01/2031 (e) (aa)		2,000	2,354
Danske Bank A/S, (Denmark),
Reg. S, 0.25%, 11/28/2022	EUR	425	523

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.15%), 0.50%, 08/27/2025 (aa)	EUR	425	523
(CMT Index 1 Year + 1.03%), 1.17%, 12/08/2023 (e) (aa)		3,350	3,365
Reg. S, (UK Gilts 1 Year + 1.65%), 2.25%, 01/14/2028 (aa)	GBP	2,000	2,862
Reg. S, 3.75%, 06/23/2022	EUR	50	65
Danske Hypotek AB, (Sweden), Series 2212, Reg. S, 1.00%, 12/21/2022	SEK	2,000	248
de Volksbank NV, (Netherlands), Reg. S, 1.00%, 03/08/2028	EUR	100	134
Deutsche Apotheker-und Aerztebank eG, (Germany), Reg. S, 0.01%, 02/06/2029	EUR	100	125
Deutsche Bank AG, (Germany),
Reg. S, 0.13%, 01/21/2030	EUR	75	95
Reg. S, 0.25%, 03/08/2024	EUR	100	125
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 1.00%, 11/19/2025 (aa)	EUR	400	496
Reg. S, 1.13%, 08/30/2023	EUR	775	978
Reg. S, 1.13%, 03/17/2025	EUR	400	505
Reg. S, 1.63%, 01/20/2027	EUR	400	510
(United States SOFR + 1.87%), 2.13%, 11/24/2026 (aa)		1,120	1,146
(United States SOFR + 2.16%), 2.22%, 09/18/2024 (aa)		585	602
3.95%, 02/27/2023		2,700	2,868
Deutsche Hypothekenbank AG, (Germany),
Reg. S, 0.13%, 11/23/2023	EUR	100	124
Reg. S, 0.50%, 06/29/2026	EUR	50	64
Deutsche Kreditbank AG, (Germany), Reg. S, 0.01%, 11/07/2029	EUR	50	63
Deutsche Pfandbriefbank AG, (Germany), 0.63%, 08/30/2027	EUR	100	130
Dexia Credit Local SA, (France),
Reg. S, 0.00%, 05/29/2024	EUR	300	372
Reg. S, 0.01%, 01/22/2027	EUR	200	248
Reg. S, 0.63%, 01/17/2026	EUR	600	767
Reg. S, 1.25%, 11/26/2024	EUR	700	909
Discover Bank, 3.45%, 07/27/2026		1,200	1,342
DNB Boligkreditt A/S, (Norway),
Reg. S, 0.25%, 01/23/2023	EUR	200	248
Reg. S, 0.38%, 11/20/2024	EUR	100	126
Reg. S, 1.88%, 11/21/2022	EUR	100	128
DZ HYP AG, (Germany),
Reg. S, 0.01%, 06/23/2028	EUR	100	126
Reg. S, 0.01%, 10/27/2028	EUR	25	31
Reg. S, 0.63%, 10/27/2023	EUR	200	252
Reg. S, 0.88%, 04/17/2034	EUR	100	138
Eika Boligkreditt A/S, (Norway), Reg. S, 0.38%, 02/26/2025	EUR	100	126
Erste Group Bank AG, (Austria),
Reg. S, 0.25%, 06/26/2024	EUR	100	125
Reg. S, 0.63%, 01/19/2023	EUR	100	125
Reg. S, 0.75%, 02/05/2025	EUR	100	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	85

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Goldman Sachs Group, Inc. (The),
Reg. S, 0.88%, 01/21/2030	EUR	350	448
(United States SOFR + 0.79%), 1.09%, 12/09/2026 (aa)		270	273
Reg. S, 1.38%, 05/15/2024	EUR	1,650	2,080
Reg. S, 2.00%, 03/22/2028	EUR	1,000	1,372
2.60%, 02/07/2030		130	140
Reg. S, 3.13%, 07/25/2029	GBP	800	1,279
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)		2,500	2,739
Reg. S, 3.38%, 03/27/2025	EUR	100	139
3.50%, 04/01/2025		115	128
3.80%, 03/15/2030		3,200	3,765
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (aa)		280	342
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 04/23/2039 (aa)		85	109
4.75%, 10/21/2045		190	265
5.15%, 05/22/2045		66	92
6.75%, 10/01/2037		50	76
6.88%, 01/18/2038	GBP	225	516
Hamburg Commercial Bank AG, (Germany), Reg. S, 0.25%, 04/25/2022	EUR	100	123
Heta Asset Resolution AG, (Austria), Reg. S, 2.38%, 12/13/2022	EUR	800	1,020
HSBC Bank plc, (United Kingdom), Reg. S, 6.25%, 01/30/2041	GBP	175	381
HSBC Holdings plc, (United Kingdom),
(United States SOFR + 1.54%), 1.65%, 04/18/2026 (aa)		1,000	1,023
(GBP Swap Rate 1 Year + 0.94%), 2.18%, 06/27/2023 (aa)	GBP	425	595
(United States SOFR + 2.39%), 2.85%, 06/04/2031 (aa)		200	214
(GBP Swap Rate 1 Year + 1.65%), 3.00%, 07/22/2028 (aa)	GBP	1,000	1,527
(GBP Swap Rate 1 Year + 1.77%), 3.00%, 05/29/2030 (aa)	GBP	225	350
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/2024 (aa)		200	216
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/2030 (aa)		1,100	1,270
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 09/12/2026 (aa)		200	228
6.50%, 05/02/2036		200	290
Reg. S, 7.00%, 04/07/2038	GBP	300	649
ING Bank NV, (Netherlands),
Reg. S, 0.75%, 02/18/2029	EUR	100	133
Reg. S, 1.88%, 05/22/2023	EUR	100	129
ING Belgium SA, (Belgium), Reg. S, 0.01%, 02/20/2030	EUR	100	125
ING Groep NV, (Netherlands),
Reg. S, (ICE LIBOR EUR 3 Month + 0.60%), 0.10%, 09/03/2025 (aa)	EUR	1,500	1,838

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 1.13%, 02/14/2025	EUR	1,200	1,533
Reg. S, 2.00%, 09/20/2028	EUR	300	418
Reg. S, (EUR Swap Rate 5 Year + 2.40%), 2.13%, 05/26/2031 (aa)	EUR	300	391
(EUR Swap Rate 5 Year + 2.85%), 3.00%, 04/11/2028 (aa)	EUR	300	388
4.10%, 10/02/2023		200	220
Intesa Sanpaolo SpA, (Italy),
Reg. S, 0.63%, 03/23/2023	EUR	100	125
Reg. S, 2.13%, 05/26/2025	EUR	2,275	3,004
Reg. S, 3.38%, 01/24/2025	EUR	100	141
Series XR, 3.25%, 09/23/2024 (e)		2,900	3,099
Investitionsbank Berlin, (Germany), Series 208, 0.05%, 03/02/2035	EUR	100	123
KBC Bank NV, (Belgium), Reg. S, 0.38%, 09/01/2022	EUR	100	124
Kookmin Bank, (South Korea), Reg. S, 0.05%, 07/15/2025	EUR	100	123
Kreditanstalt fuer Wiederaufbau, (Germany), 0.00%, 04/28/2022	EUR	390	481
Reg. S, 0.00%, 06/30/2023	EUR	880	1,093
Reg. S, 0.00%, 02/18/2025	EUR	120	150
Reg. S, 0.00%, 03/31/2027	EUR	500	632
Reg. S, 0.00%, 09/17/2030	EUR	150	190
Reg. S, 0.01%, 05/05/2027	EUR	520	657
Reg. S, 0.05%, 09/29/2034	EUR	280	353
0.13%, 06/07/2023	EUR	850	1,058
0.25%, 09/15/2025	EUR	1,100	1,399
0.38%, 07/18/2025		200	200
Reg. S, 0.38%, 04/23/2030	EUR	360	473
Reg. S, 0.50%, 09/28/2026	EUR	520	675
0.50%, 09/15/2027	EUR	500	653
Reg. S, 0.88%, 07/04/2039	EUR	40	57
Reg. S, 1.00%, 12/15/2022	GBP	2,350	3,279
Reg. S, 1.13%, 06/15/2037	EUR	340	496
Reg. S, 1.38%, 12/15/2025	GBP	225	327
Reg. S, 1.38%, 07/31/2035	EUR	202	301
2.00%, 05/02/2025		195	209
2.13%, 08/15/2023	EUR	1,100	1,442
2.38%, 12/29/2022		275	287
2.50%, 01/17/2022	EUR	150	189
4.70%, 06/02/2037	CAD	100	108
Reg. S, 4.88%, 03/15/2037	GBP	425	951
6.00%, 12/07/2028	GBP	500	987
Kutxabank SA, (Spain), Reg. S, 1.25%, 09/22/2025	EUR	100	131
La Banque Postale SA, (France),
Reg. S, 0.25%, 07/12/2026	EUR	200	248
Reg. S, (EUR Swap Rate 5 Year + 2.25%), 2.75%, 11/19/2027 (aa)	EUR	2,000	2,559
Landesbank Baden-Wuerttemberg, (Germany),
Reg. S, 0.38%, 02/18/2027	EUR	200	249
Reg. S, 0.50%, 08/04/2022	EUR	100	124

SEE NOTES TO FINANCIAL STATEMENTS.

86	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Reg. S, 0.88%, 09/15/2025	EUR	100	130
Series 809, Reg. S, 0.38%, 07/29/2026	EUR	100	124
Landesbank Hessen-Thueringen Girozentrale, (Germany), Reg. S, 0.63%, 01/12/2027	EUR	200	260
Landwirtschaftliche Rentenbank, (Germany),
Reg. S, 0.00%, 11/27/2029	EUR	270	342
Reg. S, 0.05%, 06/12/2023	EUR	270	335
Reg. S, 0.25%, 08/29/2025	EUR	300	380
Reg. S, 0.38%, 02/14/2028	EUR	140	182
Reg. S, 0.63%, 02/20/2030	EUR	140	187
Lansforsakringar Hypotek AB, (Sweden),
Series 515, Reg. S, 2.25%, 09/21/2022	SEK	700	88
Series 516, Reg. S, 1.25%, 09/20/2023	SEK	1,000	126
Series 517, Reg. S, 1.50%, 09/18/2024	SEK	600	77
Series 519, Reg. S, 1.50%, 09/16/2026	SEK	400	52
Lloyds Bank plc, (United Kingdom),
Reg. S, 0.13%, 06/18/2026	EUR	100	125
Reg. S, 0.25%, 03/25/2024	EUR	100	125
Reg. S, 4.88%, 03/30/2027	GBP	100	174
Reg. S, 7.63%, 04/22/2025	GBP	600	1,041
Lloyds Banking Group plc, (United Kingdom),
Reg. S, (EUR Swap Rate 1 Year + 0.85%),
0.50%, 11/12/2025 (aa)	EUR	2,400	2,965
3.90%, 03/12/2024		2,500	2,748
Mediobanca Banca di Credito Finanziario SpA, (Italy),
Reg. S, 0.75%, 07/15/2027	EUR	425	523
Reg. S, 1.13%, 07/15/2025	EUR	975	1,235
Series 4, Reg. S, 1.38%, 11/10/2025	EUR	100	132
Mitsubishi UFJ Financial Group, Inc., (Japan),
2.05%, 07/17/2030		200	209
3.76%, 07/26/2023		2,950	3,198
Mizuho Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 1.51%), 2.20%, 07/10/2031 (aa)		620	643
(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 05/25/2026 (aa)		3,000	3,156
(ICE LIBOR USD 3 Month + 0.98%), 2.84%, 07/16/2025 (aa)		200	213
Morgan Stanley,
(ICE LIBOR EUR 3 Month + 0.75%), 0.64%, 07/26/2024 (aa)	EUR	1,675	2,082
(United States SOFR + 0.72%), 0.99%, 12/10/2026 (aa)		150	151
(ICE LIBOR EUR 3 Month + 0.83%), 1.34%, 10/23/2026 (aa)	EUR	100	130
(United States SOFR + 1.03%), 1.79%, 02/13/2032 (aa)		215	217
1.88%, 04/27/2027	EUR	1,300	1,766
2.63%, 03/09/2027	GBP	725	1,102
(United States SOFR + 1.14%), 2.70%, 01/22/2031 (aa)		4,180	4,551
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/2038 (aa)		270	333
4.00%, 07/23/2025		15	17

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
4.10%, 05/22/2023		2,700	2,930
4.30%, 01/27/2045		120	160
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 04/22/2039 (aa)		10	13
4.88%, 11/01/2022		90	97
5.00%, 11/24/2025		140	167
Muenchener Hypothekenbank eG, (Germany),
Reg. S, 0.01%, 11/02/2040	EUR	50	61
Reg. S, 1.50%, 06/25/2024	EUR	100	131
Reg. S, 2.50%, 07/04/2028	EUR	100	148
National Australia Bank Ltd., (Australia),
Reg. S, 0.25%, 03/28/2022	EUR	100	123
Reg. S, 0.75%, 01/30/2026	EUR	100	129
National Bank of Canada, (Canada), Reg. S, 0.75%, 03/13/2025	EUR	100	128
Nationale-Nederlanden Bank NV (The), (Netherlands), Reg. S, 0.01%, 07/08/2030	EUR	100	125
Natwest Group plc, (United Kingdom),
Reg. S, (ICE LIBOR EUR 3 Month + 1.08%), 1.75%, 03/02/2026 (aa)	EUR	1,200	1,554
Reg. S, (ICE LIBOR EUR 3 Month + 1.74%), 2.00%, 03/04/2025 (aa)	EUR	100	129
(CMT Index 1 Year + 2.15%), 2.36%, 05/22/2024 (aa)		2,000	2,081
Reg. S, (UK Gilts 5 Year + 3.55%), 3.62%, 08/14/2030 (aa)	GBP	600	883
NIBC Bank NV, (Netherlands), Reg. S, 0.63%, 06/01/2026	EUR	100	128
NORD / LB Luxembourg SA Covered Bond Bank, (Luxembourg), Reg. S, 0.01%, 06/10/2027	EUR	100	124
Norddeutsche Landesbank-Girozentrale, (Germany), 0.25%, 10/28/2026	EUR	20	25
Nordea Bank Abp, (Finland),
Reg. S, 0.88%, 06/26/2023	EUR	425	533
3.75%, 08/30/2023 (e)		1,900	2,054
Nordea Hypotek AB, (Sweden),
Series 5533, Reg. S, 1.25%, 09/20/2023	SEK	1,700	214
Series 5534, Reg. S, 1.00%, 09/18/2024	SEK	1,500	189
Series 5535, Reg. S, 1.00%, 09/17/2025	SEK	800	101
Nordea Kiinnitysluottopankki OYJ, (Finland),
Reg. S, 0.13%, 06/18/2027	EUR	100	127
Reg. S, 0.63%, 10/19/2022	EUR	200	249
NRW Bank, (Germany), 0.10%, 07/09/2035	EUR	100	125
Reg. S, 0.25%, 03/10/2025	EUR	120	151
Reg. S, 0.50%, 05/26/2025	EUR	320	408
Reg. S, 0.75%, 06/30/2028	EUR	260	344
1.20%, 03/28/2039	EUR	100	146
Nykredit Realkredit A/S, (Denmark),
Series 01E, Reg. S, 1.00%, 10/01/2053	DKK	42,300	7,009
Series 13H, Reg. S, 1.00%, 01/01/2022	DKK	800	133
Series 13HH, Reg. S, 1.00%, 07/01/2024	DKK	200	34
Series 13H, 1.00%, 01/01/2027	DKK	100	18
Series 13H, 2.00%, 01/01/2025	DKK	100	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	87

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Oesterreichische Kontrollbank AG, (Austria),
Reg. S, 0.00%, 10/08/2026	EUR	150	187
Reg. S, 0.25%, 09/26/2024	EUR	300	377
OP Mortgage Bank, (Finland),
Reg. S, 0.25%, 03/13/2024	EUR	100	125
Reg. S, 0.63%, 02/15/2029	EUR	100	132
Pfandbriefbank schweizerischer Hypothekarinstitute AG, (Switzerland),
Reg. S, 0.00%, 02/26/2030	CHF	700	804
Series 642, Reg. S, 0.00%, 02/14/2022	CHF	175	199
Series 670, Reg. S, 0.00%, 07/29/2024	CHF	100	115
Series 675, Reg. S, 0.00%, 06/15/2027	CHF	50	58
Series 678, Reg. S, 0.00%, 08/26/2049	CHF	125	141
Series 680, Reg. S, 0.00%, 03/30/2026	CHF	50	58
Series 682, Reg. S, 0.00%, 04/06/2027	CHF	50	58
Series 683, Reg. S, 0.00%, 02/25/2028	CHF	200	231
Series 684, Reg. S, 0.00%, 05/10/2045	CHF	50	56
Pfandbriefzentrale der schweizerischen Kantonalbanken AG, (Switzerland),
Series 472, Reg. S, 0.00%, 07/25/2023	CHF	200	229
Series 483, Reg. S, 0.00%, 01/27/2027	CHF	900	1,040
Series 485, Reg. S, 0.00%, 10/02/2026	CHF	300	347
Series 524, Reg. S, 0.00%, 06/21/2028	CHF	50	58
Series 528, Reg. S, 0.00%, 03/15/2030	CHF	50	58
Prima Banka Slovensko A/S, (Slovakia), Reg. S, 0.01%, 10/01/2026	EUR	100	124
Raiffeisenlandesbank Niederoesterreich-Wien AG, (Austria), 0.63%, 08/28/2026	EUR	100	129
Raiffeisenlandesbank Oberoesterreich AG, (Austria), Reg. S, 0.88%, 07/12/2028	EUR	100	133
Rheinland-Pfalz Bank, (Germany), SUB, 6.88%, 02/23/2028 (e)		200	256
Royal Bank of Canada, (Canada),
Reg. S, 0.25%, 01/29/2024	EUR	100	125
Reg. S, 0.25%, 05/02/2024	EUR	700	866
Reg. S, 0.63%, 09/10/2025	EUR	100	128
1.15%, 06/10/2025		260	266
2.25%, 11/01/2024		25	27
Santander Consumer Bank A/S, (Norway),
Reg. S, 0.13%, 02/25/2025	EUR	2,700	3,306
Reg. S, 0.75%, 03/01/2023	EUR	2,000	2,493
Santander Holdings USA, Inc., 3.45%, 06/02/2025		50	55
Santander UK Group Holdings plc, (United Kingdom),
3.57%, 01/10/2023		200	206
(ICE LIBOR USD 3 Month + 1.40%), 3.82%, 11/03/2028 (aa)		200	226
Santander UK plc, (United Kingdom),
Reg. S, 1.25%, 09/18/2024	EUR	100	130
Series 61, Reg. S, 0.25%, 04/21/2022	EUR	100	123
Skandinaviska Enskilda Banken AB, (Sweden),
Reg. S, 0.05%, 07/01/2024	EUR	775	955
Reg. S, 0.25%, 05/19/2023	EUR	325	402

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 0.63%, 01/30/2023	EUR	100	125
Reg. S, (EUR Swap Rate 5 Year + 1.35%), 1.38%, 10/31/2028 (aa)	EUR	425	532
Series 576, Reg. S, 1.00%, 12/20/2023	SEK	2,000	250
Series 578, Reg. S, 4.25%, 12/01/2023	SEK	500	68
Series 579, Reg. S, 1.00%, 12/18/2024	SEK	2,000	252
Societe Generale SA, (France),
Reg. S, 0.75%, 01/25/2027	EUR	2,200	2,753
Reg. S, 1.13%, 01/23/2025	EUR	100	127
2.63%, 01/22/2025 (e)		2,100	2,224
SpareBank 1 Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 09/22/2027	EUR	100	125
Reg. S, 0.38%, 06/26/2024	EUR	100	126
Reg. S, 1.00%, 01/30/2029	EUR	100	135
Sparebank 1 Oestlandet, (Norway), Reg. S, 0.25%, 09/30/2024	EUR	600	741
SpareBank 1 SR-Bank ASA, (Norway), Reg. S, 0.63%, 03/25/2024	EUR	700	873
SR-Boligkreditt A/S, (Norway), Reg. S, 0.75%, 10/17/2025	EUR	100	129
Stadshypotek AB, (Sweden),
Reg. S, 0.38%, 02/22/2023	EUR	100	125
Series 1587, Reg. S, 1.50%, 06/01/2023	SEK	2,000	252
Series 1588, Reg. S, 1.50%, 03/01/2024	SEK	2,000	254
Series 1589, Reg. S, 1.50%, 12/03/2024	SEK	2,000	257
Series 1594, Reg. S, 2.00%, 09/01/2028	SEK	1,000	137
Standard Chartered plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.21%), 2.82%, 01/30/2026 (e) (aa)		1,800	1,907
Sumitomo Mitsui Banking Corp., (Japan),
Reg. S, 0.41%, 11/07/2029	EUR	4,100	5,207
Reg. S, 0.55%, 11/06/2023	EUR	100	125
Sumitomo Mitsui Financial Group, Inc., (Japan),
2.45%, 09/27/2024		200	213
2.70%, 07/16/2024		3,700	3,950
3.75%, 07/19/2023		20	22
3.94%, 10/16/2023		120	131
Svenska Handelsbanken AB, (Sweden),
Reg. S, 0.50%, 03/21/2023	EUR	425	529
Reg. S, 0.50%, 02/18/2030	EUR	975	1,225
Reg. S, (EUR Swap Rate 5 Year + 0.80%), 1.25%, 03/02/2028 (aa)	EUR	1,675	2,090
Sveriges Sakerstallda Obligationer AB, (Sweden),
Reg. S, 0.63%, 10/30/2025	EUR	100	129
Series 144, Reg. S, 1.00%, 06/21/2023	SEK	2,000	249
Series 146, Reg. S, 0.50%, 06/11/2025	SEK	2,000	247
Swedbank AB, (Sweden),
Reg. S, 0.75%, 05/05/2025	EUR	700	885
Reg. S, 1.00%, 06/01/2022	EUR	425	529
Swedbank Hypotek AB, (Sweden),
Reg. S, 0.05%, 05/28/2025	EUR	100	125
Series 191, Reg. S, 1.00%, 06/15/2022	SEK	1,700	210
Series 192, Reg. S, 1.00%, 03/15/2023	SEK	1,000	124

SEE NOTES TO FINANCIAL STATEMENTS.

88	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Series 193, Reg. S, 1.00%, 12/20/2023	SEK	500	63
Series 194, Reg. S, 1.00%, 09/18/2024	SEK	1,100	138
Series 195, Reg. S, 1.00%, 06/18/2025	SEK	500	63
Tesco Personal Finance Group plc, (United Kingdom), Reg. S, 3.50%, 07/25/2025	GBP	100	147
Toronto-Dominion Bank (The), (Canada),
Reg. S, 0.25%, 03/26/2024	EUR	100	125
Reg. S, 0.38%, 04/27/2023	EUR	100	124
2.65%, 06/12/2024		50	54
3.25%, 03/11/2024		20	22
Truist Financial Corp.,
1.20%, 08/05/2025		160	164
3.88%, 03/19/2029		1,400	1,635
UBS Group AG, (Switzerland),
Reg. S, (EUR Swap Rate 1 Year + 0.77%), 0.25%, 11/05/2028 (aa)	EUR	1,200	1,471
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 04/17/2025 (aa)	EUR	200	254
Reg. S, 1.75%, 11/16/2022	EUR	1,450	1,838
(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/2023 (e) (aa)		3,900	4,043
UniCredit Bank AG, (Germany),
Reg. S, 0.01%, 09/15/2028	EUR	50	62
Reg. S, 0.25%, 01/15/2032	EUR	50	64
Reg. S, 0.85%, 05/22/2034	EUR	50	69
Reg. S, 0.88%, 01/11/2029	EUR	100	134
UniCredit Bank Austria AG, (Austria), Reg. S, 0.05%, 09/21/2035	EUR	100	124
UniCredit SpA, (Italy),
Reg. S, 0.38%, 10/31/2026	EUR	100	126
Reg. S, (ICE LIBOR EUR 3 Month + 1.35%), 1.20%, 01/20/2026 (aa)	EUR	1,175	1,457
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%),
1.25%, 06/16/2026 (aa)	EUR	775	982
6.57%, 01/14/2022 (e)		700	738
Unione di Banche Italiane SpA, (Italy),
Reg. S, 0.38%, 09/14/2026	EUR	100	127
Reg. S, 1.00%, 01/27/2023	EUR	100	126
Reg. S, 1.50%, 04/10/2024	EUR	2,100	2,688
United Overseas Bank Ltd., (Singapore), Reg. S, 0.01%, 12/01/2027	EUR	100	124
US Bancorp, 0.85%, 06/07/2024	EUR	700	884
Valiant Bank AG, (Switzerland), Reg. S, 0.00%, 07/31/2029	CHF	50	57
Virgin Money UK plc, (United Kingdom),
Reg. S, (UK Gilts 1 Year + 2.80%), 4.00%, 09/25/2026 (aa)	GBP	100	149
Reg. S, (UK Gilts 5 Year + 5.25%), 5.13%, 12/11/2030 (aa)	GBP	500	733
Vseobecna Uverova Banka A/S, (Slovakia), Reg. S, 0.25%, 03/26/2024	EUR	100	124
Wells Fargo & Co.,
Reg. S, (ICE LIBOR EUR 3 Month + 1.85%), 1.74%, 05/04/2030 (aa)	EUR	1,200	1,625

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (aa)		400	423
(United States SOFR + 2.53%), 3.07%, 04/30/2041 (aa)		1,975	2,148
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/2027 (aa)		1,590	1,763
3.75%, 01/24/2024		65	71
4.75%, 12/07/2046		45	59
Westpac Banking Corp., (Australia), Reg. S, 0.38%, 04/02/2026	EUR	100	127
Westpac Securities NZ Ltd., (New Zealand), Reg. S, 0.25%, 04/06/2022	EUR	100	123
Wirtschafts- und Infrastrukturbank Hessen, (Germany), 0.88%, 06/14/2028	EUR	100	133

			318,939

Diversified Financial Services — 0.4%
Aareal Bank AG, (Germany), Series 225, Reg. S, 0.13%, 02/01/2023	EUR	100	124
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 4.50%, 09/15/2023		150	163
Affiliated Managers Group, Inc.,
3.30%, 06/15/2030		200	217
3.50%, 08/01/2025		20	22
Affordable Housing Finance plc, (United Kingdom), Reg. S, 2.89%, 08/11/2043	GBP	100	188
Air Lease Corp.,
2.63%, 07/01/2022		140	144
3.50%, 01/15/2022		20	20
Ally Financial, Inc.,
1.45%, 10/02/2023		40	41
3.05%, 06/05/2023		40	42
Arkea Home Loans SFH SA, (France), Reg. S, 0.38%, 03/04/2024	EUR	200	251
Artesian Finance II plc, (United Kingdom), 6.00%, 09/30/2033	GBP	50	107
AXA Bank Europe SCF, (France), Reg. S, 0.50%, 04/18/2025	EUR	200	254
AXA Home Loan SFH SA, (France), Reg. S, 0.13%, 06/25/2035	EUR	100	125
Ayt Cedulas Cajas Global, (Spain), Series 3, 3.75%, 12/14/2022	EUR	100	132
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, (Spain), Series X, 3.75%, 06/30/2025	EUR	100	144
BPCE SFH SA, (France),
Reg. S, 0.01%, 05/27/2030	EUR	100	125
Reg. S, 0.63%, 09/22/2027	EUR	100	131
Reg. S, 0.75%, 09/02/2025	EUR	100	129
Reg. S, 2.38%, 11/29/2023	EUR	200	265
Reg. S, 4.00%, 03/23/2022	EUR	100	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	89

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified Financial Services — continued
Brookfield Finance, Inc., (Canada), 4.00%, 04/01/2024		40	44
Caisse de Refinancement de l’Habitat SA, (France),
Reg. S, 0.01%, 10/08/2029	EUR	100	125
Reg. S, 0.13%, 04/30/2027	EUR	100	126
Reg. S, 2.38%, 03/05/2024	CHF	50	62
3.30%, 09/23/2022	EUR	100	130
3.90%, 10/20/2023	EUR	100	138
Capital One Financial Corp., 0.80%, 06/12/2024	EUR	425	530
Cedulas TDA 6 Fondo de Titulizacion de Activos, (Spain), Series A6, 3.88%, 05/23/2025	EUR	100	145
Clearstream Banking AG, (Germany), Reg. S, 0.00%, 12/01/2025	EUR	700	861
Credit Agricole Home Loan SFH SA, (France),
Reg. S, 0.13%, 12/16/2024	EUR	100	125
Reg. S, 0.38%, 09/30/2024	EUR	100	126
0.50%, 02/19/2026	EUR	100	128
Reg. S, 0.63%, 11/28/2022	EUR	100	125
0.88%, 08/11/2028	EUR	200	267
0.88%, 05/06/2034	EUR	100	138
Credit Agricole Public Sector SCF SA, (France), 0.88%, 08/02/2027	EUR	100	132
Credit Mutuel Home Loan SFH SA, (France),
Reg. S, 0.50%, 01/21/2022	EUR	100	123
Reg. S, 1.00%, 01/30/2029	EUR	100	135
Reg. S, 4.13%, 01/19/2024	EUR	100	140
Credit Suisse Schweiz AG, (Switzerland), Reg. S, 0.00%, 10/31/2030	CHF	25	28
Danmarks Skibskredit A/S, (Denmark), Reg. S, 0.13%, 03/20/2025	EUR	100	123
DLR Kredit A/S, (Denmark), Series B, Reg. S, 1.00%, 10/01/2022	DKK	300	50
FCA Bank SpA, (Italy), Reg. S, 0.25%, 02/28/2023	EUR	3,000	3,677
GE Capital Funding LLC, 3.45%, 05/15/2025 (e)		200	221
GE Capital International Funding Co.Unlimited Co., (Ireland), 3.37%, 11/15/2025		200	222
GE Capital UK Funding Unlimited Co., (Ireland), 5.88%, 01/18/2033	GBP	550	1,030
Harbour Funding plc, (United Kingdom), 5.28%, 03/31/2034	GBP	25	48
Intercontinental Exchange, Inc.,
3.00%, 09/15/2060		90	94
3.75%, 12/01/2025		25	28
4.25%, 09/21/2048		110	140
Jefferies Group LLC, 2.75%, 10/15/2032		1,420	1,490
Jyske Realkredit A/S, (Denmark),
Reg. S, 0.25%, 07/01/2023	EUR	100	124
Series 32IE, 1.00%, 04/01/2023	DKK	200	34
Series CCE, Reg. S, 1.00%, 10/01/2024	DKK	100	17

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
La Banque Postale Home Loan SFH SA, (France),
Reg. S, 0.50%, 01/30/2026	EUR	100	128
Reg. S, 2.38%, 01/15/2024	EUR	100	133
London Stock Exchange Group plc, (United Kingdom), Reg. S, 1.75%, 12/06/2027	EUR	1,000	1,345
Mastercard, Inc.,
2.10%, 12/01/2027	EUR	1,025	1,433
3.65%, 06/01/2049		140	174
Nasdaq, Inc.,
0.88%, 02/13/2030	EUR	1,950	2,473
1.75%, 05/19/2023	EUR	1,025	1,301
4.25%, 06/01/2024		60	67
Nomura Holdings, Inc., (Japan), 2.65%, 01/16/2025		2,200	2,350
Nordea Kredit Realkreditaktieselskab, (Denmark),
Series CC2, 1.00%, 04/01/2025	DKK	200	35
Series CT2, Reg. S, 1.00%, 10/01/2022	DKK	400	67
Programa Cedulas TDA Fondo de Titulizacion de Activos, (Spain), Series A6, 4.25%, 04/10/2031	EUR	100	177
Prs Finance plc, (United Kingdom), Reg. S, 2.00%, 01/23/2029	GBP	500	757
Realkredit Danmark A/S, (Denmark), Series 22S, Reg. S, 0.00%, 10/01/2040	DKK	49	8
Santander Consumer Finance SA, (Spain), Reg. S, 1.13%, 10/09/2023	EUR	2,500	3,162
Societe Generale SFH SA, (France),
Reg. S, 0.50%, 01/20/2023	EUR	100	125
Reg. S, 0.50%, 06/02/2025	EUR	100	127
Reg. S, 0.50%, 01/28/2026	EUR	100	128
Telereal Securitisation plc, (United Kingdom), Series B4, 6.16%, 12/10/2031	GBP	45	77
THFC Funding No 1 plc, (United Kingdom), 5.13%, 12/21/2035	GBP	50	100
Visa, Inc.,
1.90%, 04/15/2027		1,100	1,171
2.00%, 08/15/2050		30	29
2.70%, 04/15/2040		190	207
Wellcome Trust Finance plc, (United Kingdom), Reg. S, 4.63%, 07/25/2036	GBP	225	486

			29,739

Insurance — 0.9%
Ageas SA, (Belgium), Reg. S, (ICE LIBOR EUR 3 Month + 3.10%), 1.88%, 11/24/2051 (aa)	EUR	400	496
Allianz Finance II BV, (Netherlands), Reg. S, 0.50%, 01/14/2031	EUR	100	127
Allianz SE, (Germany), Reg. S, (ICE EURIBOR Swap Rate 10 Year + 3.20%), 3.38%, 09/18/2024 (x) (aa)	EUR	2,400	3,218

SEE NOTES TO FINANCIAL STATEMENTS.

90	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Insurance — continued
American International Group, Inc., 3.40%, 06/30/2030		3,080	3,529
Aon Corp., 2.80%, 05/15/2030		50	55
Aon plc, (Ireland), 4.60%, 06/14/2044		10	13
Aquarius & Investments plc for Zurich Insurance Co. Ltd., (Ireland), Reg. S, (ICE LIBOR EUR 3 Month + 3.45%), 4.25%, 10/02/2043 (aa)	EUR	100	135
Assicurazioni Generali SpA, (Italy),
Reg. S, 3.88%, 01/29/2029	EUR	500	726
Reg. S, 4.13%, 05/04/2026	EUR	100	144
Athene Global Funding, 2.50%, 01/14/2025 (e)		20	21
Athene Holding Ltd., (Bermuda),
3.50%, 01/15/2031		50	53
6.15%, 04/03/2030		130	162
Aviva plc, (United Kingdom),
Reg. S, (UK Gilts 5 Year + 4.70%), 4.00%, 06/03/2055 (aa)	GBP	425	671
Reg. S, (UK Gilts 5 Year + 2.85%), 6.13%, 11/14/2036 (aa)	GBP	230	388
AXA SA, (France), (ICE LIBOR GBP 3 Month + 2.75%), 6.69%, 07/06/2026 (x) (aa)	GBP	375	631
Berkshire Hathaway Finance Corp.,
2.38%, 06/19/2039	GBP	425	685
4.20%, 08/15/2048		130	172
4.25%, 01/15/2049		10	13
Berkshire Hathaway, Inc.,
0.00%, 03/12/2025	EUR	1,800	2,210
1.13%, 03/16/2027	EUR	100	131
BNP Paribas Cardif SA, (France), Reg. S, 1.00%, 11/29/2024	EUR	1,000	1,252
Brown & Brown, Inc., 4.20%, 09/15/2024		65	72
Chubb INA Holdings, Inc., 1.55%, 03/15/2028	EUR	2,000	2,684
CNA Financial Corp., 2.05%, 08/15/2030		2,500	2,549
CNO Financial Group, Inc., 5.25%, 05/30/2029		30	36
CNP Assurances, (France), Reg. S, 0.38%, 03/08/2028	EUR	400	487
Credit Agricole Assurances SA, (France),
Reg. S, 2.00%, 07/17/2030	EUR	1,200	1,568
Reg. S, (EUR Swap Rate 5 Year + 4.35%), 4.50%, 10/14/2025 (x) (aa)	EUR	100	140
Enstar Group Ltd., (Bermuda), 4.95%, 06/01/2029		90	102
Everest Reinsurance Holdings, Inc., 3.50%, 10/15/2050		745	845
Fairfax Financial Holdings Ltd., (Canada), 4.63%, 04/29/2030		80	90
Helvetia Europe SA, (Luxembourg), Reg. S, (EUR Swap Rate 5 Year + 3.95%), 2.75%, 09/30/2041 (aa)	EUR	1,500	2,018

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Legal & General Finance plc, (United Kingdom), Reg. S, 5.88%, 04/05/2033	GBP	225	470
Legal & General Group plc, (United Kingdom),
Reg. S, (UK Gilts 5 Year + 5.25%), 4.50%, 11/01/2050 (aa)	GBP	425	670
Reg. S, (UK Gilts 5 Year + 4.58%), 5.38%, 10/27/2045 (aa)	GBP	300	481
Liberty Mutual Finance Europe DAC, (Ireland), Reg. S, 1.75%, 03/27/2024	EUR	2,000	2,570
Liberty Mutual Group, Inc., 3.95%, 10/15/2050 (e)		830	994
Loews Corp., 3.20%, 05/15/2030		10	11
M&G plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.16%), 5.56%, 07/20/2055 (aa)	GBP	425	694
Markel Corp.,
3.50%, 11/01/2027		5	6
4.15%, 09/17/2050		1,000	1,267
Marsh & McLennan Cos., Inc.,
1.98%, 03/21/2030	EUR	4,150	5,788
4.20%, 03/01/2048		190	250
4.75%, 03/15/2039		99	133
4.90%, 03/15/2049		45	65
Metropolitan Life Global Funding I,
Reg. S, 0.38%, 04/09/2024	EUR	1,125	1,397
Reg. S, 0.55%, 06/16/2027	EUR	775	980
Reg. S, 1.63%, 09/21/2029	GBP	725	1,065
NN Group NV, (Netherlands), Reg. S, (ICE LIBOR EUR 3 Month + 4.00%), 4.50%, 01/15/2026 (x) (aa)	EUR	1,350	1,899
Pension Insurance Corp. plc, (United Kingdom), Reg. S, 5.63%, 09/20/2030	GBP	1,121	1,929
Phoenix Group Holdings plc, (United Kingdom),
Reg. S, 5.63%, 04/28/2031	GBP	1,400	2,357
Reg. S, 6.63%, 12/18/2025	GBP	425	697
Principal Financial Group, Inc., 3.10%, 11/15/2026		1,400	1,561
Progressive Corp. (The),
4.13%, 04/15/2047		190	249
4.20%, 03/15/2048		70	94
RenaissanceRe Finance, Inc., 3.45%, 07/01/2027		250	274
RenaissanceRe Holdings Ltd., (Bermuda), 3.60%, 04/15/2029		210	238
Sampo OYJ, (Finland),
Reg. S, (ICE LIBOR EUR 3 Month + 3.60%), 2.50%, 09/03/2052 (aa)	EUR	525	694
Reg. S, (ICE LIBOR EUR 3 Month + 4.05%), 3.38%, 05/23/2049 (aa)	EUR	675	946
Unum Group, 4.00%, 06/15/2029		1,700	1,912
W R Berkley Corp., 4.00%, 05/12/2050		700	854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	91

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Insurance — continued
Willis North America, Inc.,
2.95%, 09/15/2029		50	55
3.60%, 05/15/2024		100	109
XLIT Ltd., (Cayman Islands), (ICE LIBOR EUR 3 Month + 2.90%), 3.25%, 06/29/2047 (aa)	EUR	1,300	1,795

			57,927

Investment Companies — 0.1%
Ares Capital Corp.,
3.25%, 07/15/2025		90	95
3.50%, 02/10/2023		92	97
3.88%, 01/15/2026		87	94
4.25%, 03/01/2025		165	179
EXOR NV, (Netherlands),
Reg. S, 1.75%, 01/18/2028	EUR	500	658
Reg. S, 2.13%, 12/02/2022	EUR	225	285
Goldman Sachs BDC, Inc., 2.88%, 01/15/2026		345	352
Investor AB, (Sweden),
Reg. S, 0.38%, 10/29/2035	EUR	425	520
Reg. S, 1.50%, 09/12/2030	EUR	700	969
Owl Rock Capital Corp.,
3.40%, 07/15/2026		225	228
4.25%, 01/15/2026		150	158

			3,635

Private Equity — 0.1%
3i Group plc, (United Kingdom), Reg. S, 5.75%, 12/03/2032	GBP	350	671
Blackstone Property Partners Europe Holdings Sarl, (Luxembourg),
Reg. S, 0.50%, 09/12/2023	EUR	2,200	2,712
Reg. S, 2.00%, 02/15/2024	EUR	500	640

			4,023

Real Estate — 0.3%
Altarea SCA, (France), Reg. S, 1.75%, 01/16/2030	EUR	200	245
Annington Funding plc, (United Kingdom), Reg. S, 1.65%, 07/12/2024	EUR	2,000	2,563
Broadgate Financing plc, (United Kingdom), Series A4, Reg. S, 4.82%, 07/05/2033	GBP	50	92
Citycon Treasury BV, (Netherlands), Reg. S, 2.50%, 10/01/2024	EUR	1,575	1,995
Clarion Funding plc, (United Kingdom), Reg. S, 2.63%, 01/18/2029	GBP	100	155
Fastighets AB Balder, (Sweden), Reg. S, 1.88%, 01/23/2026	EUR	1,000	1,289
Heimstaden Bostad AB, (Sweden), Reg. S, 1.13%, 01/21/2026	EUR	1,200	1,517
Logicor 2019-1 UK plc, (United Kingdom), Reg. S, 1.88%, 11/17/2026	GBP	425	619
Logicor Financing Sarl, (Luxembourg),
Reg. S, 0.75%, 07/15/2024	EUR	1,500	1,868
Reg. S, 1.50%, 07/13/2026	EUR	1,200	1,546

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Real Estate — continued
London & Quadrant Housing Trust, (United Kingdom),
Reg. S, 2.00%, 10/20/2038	GBP	425	615
Reg. S, 2.63%, 02/28/2028	GBP	625	945
Reg. S, 2.75%, 07/20/2057	GBP	225	384
Meadowhall Finance plc, (United Kingdom), Series A1, Reg. S, 4.99%, 01/12/2032	GBP	33	53
Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada), 4.13%, 02/01/2029 (e)		900	1,030
Orbit Capital plc, (United Kingdom), Reg. S, 3.38%, 06/14/2048	GBP	425	773
Samhallsbyggnadsbolaget i Norden AB, (Sweden),
Reg. S, 1.00%, 08/12/2027	EUR	1,575	1,948
Reg. S, 1.75%, 01/14/2025	EUR	850	1,090
Tesco Property Finance 1 plc, (United Kingdom), Reg. S, 7.62%, 07/13/2039	GBP	85	176
Trafford Centre Finance Ltd. (The), (Cayman Islands), Series A2, Reg. S, 6.50%, 07/28/2033	GBP	38	65
Vonovia Finance BV, (Netherlands),
Reg. S, 0.63%, 07/09/2026	EUR	300	378
Reg. S, 0.88%, 07/03/2023	EUR	100	125
Reg. S, 1.63%, 04/07/2024	EUR	500	643

			20,114

REITS — 0.6%
Alexandria Real Estate Equities, Inc.,
1.88%, 02/01/2033		40	40
4.00%, 01/15/2024		120	132
American Campus Communities Operating Partnership LP, 3.30%, 07/15/2026		20	22
American Tower Corp.,
1.00%, 01/15/2032	EUR	3,000	3,730
1.30%, 09/15/2025		60	61
1.38%, 04/04/2025	EUR	1,050	1,351
3.38%, 05/15/2024		25	27
Brixmor Operating Partnership LP,
4.13%, 06/15/2026		2,300	2,606
4.13%, 05/15/2029		1,250	1,438
Camden Property Trust, 3.35%, 11/01/2049		10	12
Crown Castle International Corp.,
1.35%, 07/15/2025		100	102
5.25%, 01/15/2023		25	27
Digital Dutch Finco BV, (Netherlands), Reg. S, 1.25%, 02/01/2031	EUR	375	485
Digital Realty Trust LP, 4.75%, 10/01/2025		50	59
Digital Stout Holding LLC, Reg. S, 3.75%, 10/17/2030	GBP	550	914
Equinix, Inc.,
2.63%, 11/18/2024		120	128
2.95%, 09/15/2051		30	30
3.00%, 07/15/2050		205	208
3.20%, 11/18/2029		20	22

SEE NOTES TO FINANCIAL STATEMENTS.

92	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
REITS — continued
ERP Operating LP, 2.85%, 11/01/2026		50	55
GLP Capital LP / GLP Financing II, Inc.,
3.35%, 09/01/2024		20	21
4.00%, 01/15/2030		115	125
4.00%, 01/15/2031		229	250
5.30%, 01/15/2029		100	115
5.38%, 11/01/2023		30	33
5.75%, 06/01/2028		60	71
Goodman Australia Finance Pty Ltd., (Australia), Reg. S, 1.38%, 09/27/2025	EUR	700	902
Healthpeak Properties, Inc.,
3.00%, 01/15/2030		1,400	1,532
4.20%, 03/01/2024		2,100	2,305
Kimco Realty Corp., 2.70%, 10/01/2030		1,900	2,050
Life Storage LP, 3.88%, 12/15/2027		50	57
LifeStorage LP, 3.50%, 07/01/2026		205	231
Omega Healthcare Investors, Inc.,
3.63%, 10/01/2029		20	21
4.50%, 04/01/2027		170	191
Prologis Euro Finance LLC,
0.25%, 09/10/2027	EUR	2,425	3,003
1.00%, 02/06/2035	EUR	700	897
Prologis LP,
2.25%, 06/30/2029	GBP	600	916
3.25%, 10/01/2026		50	57
3.75%, 11/01/2025		60	68
Public Storage,
3.09%, 09/15/2027		220	246
3.39%, 05/01/2029		145	166
Realty Income Corp.,
1.63%, 12/15/2030	GBP	100	144
3.00%, 01/15/2027		2,000	2,213
3.88%, 07/15/2024		100	110
3.88%, 04/15/2025		100	113
Simon International Finance SCA, (Luxembourg), Reg. S, 1.25%, 05/13/2025	EUR	425	541
Simon Property Group LP, 3.50%, 09/01/2025		80	89
STORE Capital Corp., 4.63%, 03/15/2029		40	46
Unibail-Rodamco-Westfield SE, (France), Reg. S, 1.38%, 12/04/2031	EUR	800	984
Ventas Realty LP, 4.13%, 01/15/2026		2,300	2,646
VEREIT Operating Partnership LP,
2.85%, 12/15/2032		800	837
3.10%, 12/15/2029		800	863
Welltower, Inc.,
2.75%, 01/15/2031		50	53
3.10%, 01/15/2030		1,500	1,641
4.50%, 01/15/2024		3,500	3,857
4.80%, 11/20/2028	GBP	850	1,426
Weyerhaeuser Co.,
4.00%, 11/15/2029		65	77
4.00%, 04/15/2030		1,500	1,776

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

REITS — continued
WPC Eurobond BV, (Netherlands), 1.35%, 04/15/2028	EUR	425	540

			42,662

Savings & Loans — 0.0% (g)
Nationwide Building Society, (United Kingdom),
Reg. S, 0.63%, 03/25/2027	EUR	100	130
Reg. S, 5.63%, 01/28/2026	GBP	100	173
Yorkshire Building Society, (United Kingdom), Reg. S, 0.01%, 10/13/2027	EUR	100	124

			427

Total Financial			477,466

Government — 1.7%
Multi-National — 1.0%
African Development Bank, (Supranational),
0.25%, 11/21/2024	EUR	925	1,162
0.88%, 05/24/2028	EUR	200	266
1.63%, 09/16/2022		65	66
Asian Development Bank, (Supranational),
0.03%, 01/31/2030	EUR	1,850	2,319
1.63%, 01/24/2023		130	134
1.75%, 09/13/2022		270	277
2.63%, 01/30/2024		258	277
Council Of Europe Development Bank, (Supranational),
Reg. S, 0.38%, 10/27/2022	EUR	725	901
Reg. S, 0.38%, 03/27/2025	EUR	175	222
0.63%, 01/30/2029	EUR	800	1,060
Reg. S, 0.75%, 06/09/2025	EUR	50	65
Erste Abwicklungsanstalt, (Germany), Reg. S, 0.01%, 11/03/2023	EUR	1,000	1,240
EUROFIMA, (Supranational),
Reg. S, 0.25%, 04/25/2023	EUR	825	1,025
4.55%, 03/30/2027	CAD	400	376
European Bank for Reconstruction & Development, (Supranational),
0.25%, 07/10/2023		95	95
6.45%, 12/13/2022	IDR	10,000,000	739
European Investment Bank, (Supranational),
0.00%, 10/16/2023	EUR	3,200	3,982
0.00%, 03/15/2024	EUR	300	374
0.00%, 03/25/2025	EUR	10,200	12,798
Reg. S, 0.00%, 03/13/2026	EUR	700	883
0.00%, 06/17/2027	EUR	1,500	1,899
Zero Coupon, 05/28/2037 (e)	CAD	150	85
Reg. S, 0.01%, 11/15/2035	EUR	200	250
0.05%, 01/16/2030	EUR	1,500	1,913
Reg. S, 0.25%, 06/15/2040	EUR	50	64
0.63%, 07/25/2025		20	20
Reg. S, 0.88%, 12/15/2023	GBP	1,675	2,345

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	93

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Multi-National — continued
0.88%, 09/13/2047	EUR	100	148
Reg. S, 1.00%, 04/14/2032	EUR	1,675	2,356
Reg. S, 1.00%, 11/14/2042	EUR	1,475	2,224
Reg. S, 1.13%, 09/15/2036	EUR	2,050	2,986
Reg. S, 1.38%, 03/07/2025	GBP	100	144
1.50%, 10/16/2048	EUR	445	752
Reg. S, 2.25%, 10/14/2022	EUR	4,100	5,272
Reg. S, 2.50%, 10/31/2022	GBP	1,000	1,431
2.50%, 03/15/2023		180	189
2.75%, 09/13/2030	EUR	130	208
Reg. S, 3.00%, 09/28/2022	EUR	4,600	5,981
3.13%, 12/14/2023		250	271
3.25%, 01/29/2024		315	344
Reg. S, 3.63%, 03/14/2042	EUR	25	54
Reg. S, 4.50%, 03/07/2044	GBP	1,100	2,648
Reg. S, 6.27%, 08/28/2024	IDR	10,000,000	734
Series 1981, 2.63%, 03/15/2035	EUR	40	68
Series DIP, 4.63%, 10/12/2054	GBP	555	1,570
FMS Wertmanagement, (Germany), Reg. S, 1.13%, 03/20/2023	GBP	1,200	1,678
Inter-American Development Bank, (Supranational),
1.25%, 12/15/2023	GBP	1,650	2,335
2.13%, 01/15/2025		250	267
2.50%, 01/18/2023		230	241
2.63%, 01/16/2024		130	139
7.88%, 03/14/2023	IDR	10,000,000	764
International Finance Corp., (Supranational), 2.88%, 07/31/2023		80	85
North American Development Bank, (Supranational),
Reg. S, 0.20%, 11/28/2028	CHF	200	229
2.40%, 10/26/2022		303	312

			68,267

Municipal — 0.0% (g)
Prs Finance plc, (United Kingdom), Reg. S, 1.75%, 11/24/2026	GBP	192	284
Transport for London, (United Kingdom),
Reg. S, 4.00%, 09/12/2033	GBP	500	918
5.00%, 03/31/2035	GBP	200	377

			1,579

Regional (State/Province) — 0.0% (g)
KAF Kaerntner Ausgleichszahlungs-Fonds, (Austria), Reg. S, Zero Coupon, 01/14/2032	EUR	500	604

Sovereign — 0.7%
European Financial Stability Facility, (Luxembourg),
Reg. S, 0.00%, 10/13/2027	EUR	1,325	1,674
Reg. S, 0.13%, 10/17/2023	EUR	3,500	4,365
Reg. S, 0.40%, 02/17/2025	EUR	1,000	1,272
Reg. S, 0.50%, 01/20/2023	EUR	3,425	4,286

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Sovereign — continued
Reg. S, 0.50%, 07/11/2025	EUR	1,000	1,282
Reg. S, 0.63%, 10/16/2026	EUR	100	130
Reg. S, 0.70%, 01/20/2050	EUR	1,300	1,884
Reg. S, 0.88%, 04/10/2035	EUR	1,500	2,113
Reg. S, 1.20%, 02/17/2045	EUR	1,225	1,889
Reg. S, 1.45%, 09/05/2040	EUR	170	266
Reg. S, 1.75%, 07/17/2053	EUR	50	93
Reg. S, 2.25%, 09/05/2022	EUR	3,700	4,744
Reg. S, 2.75%, 12/03/2029	EUR	520	817
European Stability Mechanism, (Supranational),
Reg. S, 0.00%, 10/18/2022	EUR	2,000	2,471
Reg. S, 0.00%, 02/10/2023	EUR	100	124
Reg. S, 0.10%, 07/31/2023	EUR	2,000	2,489
Reg. S, 0.50%, 03/02/2026	EUR	400	516
Reg. S, 0.75%, 09/05/2028	EUR	1,450	1,941
Reg. S, 0.88%, 07/18/2042	EUR	20	29
Reg. S, 1.75%, 10/20/2045	EUR	50	86
Reg. S, 1.80%, 11/02/2046	EUR	920	1,621
Reg. S, 1.85%, 12/01/2055	EUR	80	154
Reg. S, 2.13%, 11/20/2023	EUR	700	923
European Union, (Supranational),
Reg. S, 0.00%, 11/04/2025	EUR	698	880
Reg. S, 0.10%, 10/04/2040	EUR	975	1,229
Reg. S, 0.30%, 11/04/2050	EUR	1,220	1,613
Reg. S, 0.50%, 04/04/2025	EUR	1,875	2,402
Reg. S, 0.63%, 11/04/2023	EUR	925	1,171
Reg. S, 0.75%, 04/04/2031	EUR	25	34
Reg. S, 1.13%, 04/04/2036	EUR	665	971
Reg. S, 3.75%, 04/04/2042	EUR	15	33
LCR Finance plc, (United Kingdom),
Reg. S, 4.50%, 12/07/2028	GBP	300	540
Reg. S, 4.50%, 12/07/2038	GBP	110	243
5.10%, 03/07/2051	GBP	50	141

			44,426

Total Government			114,876

Industrial — 1.3%
Aerospace/Defense — 0.1%
Airbus SE, (Netherlands),
Reg. S, 2.00%, 04/07/2028	EUR	100	136
Reg. S, 2.38%, 06/09/2040	EUR	900	1,306
BAE Systems plc, (United Kingdom), 1.90%, 02/15/2031 (e)		1,350	1,365
Boeing Co. (The),
4.51%, 05/01/2023		150	162
4.88%, 05/01/2025		130	148
5.71%, 05/01/2040		2,300	2,985
5.81%, 05/01/2050		105	145
5.93%, 05/01/2060		30	42
Raytheon Technologies Corp.,
3.20%, 03/15/2024		30	32
3.95%, 08/16/2025		140	161
7.20%, 08/15/2027		20	27

			6,509

SEE NOTES TO FINANCIAL STATEMENTS.

94	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Building Materials — 0.2%
Buzzi Unicem SpA, (Italy), Reg. S, 2.13%, 04/28/2023	EUR	1,225	1,564
Carrier Global Corp.,
1.92%, 02/15/2023		25	26
2.24%, 02/15/2025		20	21
2.49%, 02/15/2027		10	11
2.72%, 02/15/2030		10	11
3.38%, 04/05/2040		180	197
3.58%, 04/05/2050		115	129
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029		20	22
HeidelbergCement Finance Luxembourg SA, (Luxembourg),
Reg. S, 1.13%, 12/01/2027	EUR	25	32
Reg. S, 2.50%, 10/09/2024	EUR	30	40
Imerys SA, (France), Reg. S, 2.00%, 12/10/2024	EUR	600	776
LafargeHolcim Sterling Finance Netherlands BV, (Netherlands), Reg. S, 3.00%, 05/12/2032	GBP	425	677
Martin Marietta Materials, Inc., 4.25%, 07/02/2024		4,540	5,063
Mohawk Capital Finance SA, (Luxembourg), 1.75%, 06/12/2027	EUR	400	503
Owens Corning,
3.88%, 06/01/2030		100	116
3.95%, 08/15/2029		1,000	1,153
Vulcan Materials Co.,
3.50%, 06/01/2030		60	69
4.50%, 04/01/2025		10	11
4.70%, 03/01/2048		900	1,163

			11,584

Electrical Components & Equipments — 0.1%
Eaton Capital Unlimited Co., (Ireland), Reg. S, 0.70%, 05/14/2025	EUR	1,325	1,673
Signify NV, (Netherlands),
Reg. S, 2.00%, 05/11/2024	EUR	550	710
Reg. S, 2.38%, 05/11/2027	EUR	1,575	2,131

			4,514

Electronics — 0.1%
Agilent Technologies, Inc.,
2.10%, 06/04/2030		232	240
2.75%, 09/15/2029		40	44
Allegion US Holding Co., Inc., 3.20%, 10/01/2024		85	91
Amphenol Corp., 2.80%, 02/15/2030		105	116
Amphenol Technologies Holding GmbH, (Germany), Reg. S, 0.75%, 05/04/2026	EUR	1,325	1,674
Arrow Electronics, Inc., 3.88%, 01/12/2028		20	22
Flex Ltd., (Singapore), 3.75%, 02/01/2026		25	28
FLIR Systems, Inc., 2.50%, 08/01/2030		1,400	1,469
Keysight Technologies, Inc., 4.60%, 04/06/2027		55	66

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electronics — continued
PerkinElmer, Inc.,
1.88%, 07/19/2026	EUR	1,575	2,068
3.30%, 09/15/2029		140	158
Roper Technologies, Inc.,
1.75%, 02/15/2031		2,000	1,992
2.35%, 09/15/2024		200	214
Trimble, Inc., 4.90%, 06/15/2028		135	161

			8,343

Engineering & Construction — 0.1%
Aeroporti di Roma SpA, (Italy), Series A4, 5.44%, 02/20/2023	GBP	50	73
Aeroports de Paris, (France),
Reg. S, 1.00%, 01/05/2029	EUR	300	389
Reg. S, 1.50%, 07/02/2032	EUR	100	136
Reg. S, 2.75%, 04/02/2030	EUR	1,200	1,780
Heathrow Funding Ltd., (Jersey),
Reg. S, 4.63%, 10/31/2046	GBP	325	623
Reg. S, 6.45%, 12/10/2031	GBP	225	445
Reg. S, 6.75%, 12/03/2026	GBP	50	88
Reg. S, 7.13%, 02/14/2024	GBP	425	666
Royal Schiphol Group NV, (Netherlands), Reg. S, 0.38%, 09/08/2027	EUR	300	374

			4,574

Environmental Control — 0.0% (g)
Republic Services, Inc., 2.50%, 08/15/2024		50	53
Waste Connections, Inc., (Canada),
2.60%, 02/01/2030		200	215
4.25%, 12/01/2028		30	36

			304

Hand/Machine Tools — 0.0% (g)
Stanley Black & Decker, Inc., 2.75%, 11/15/2050		665	696

Machinery — Construction & Mining — 0.0% (g)
Metso Outotec OYJ, (Finland), Reg. S, 0.88%, 05/26/2028	EUR	500	616
Oshkosh Corp., 3.10%, 03/01/2030		5	5

			621

Machinery — Diversified — 0.1%
Atlas Copco AB, (Sweden), Reg. S, 0.63%, 08/30/2026	EUR	425	540
CNH Industrial Finance Europe SA, (Luxembourg), Reg. S, 0.00%, 04/01/2024	EUR	1,000	1,220
IDEX Corp., 3.00%, 05/01/2030		313	345
John Deere Capital Corp., 2.60%, 03/07/2024		50	54
John Deere Cash Management SA, (Luxembourg),
Reg. S, 2.20%, 04/02/2032	EUR	1,525	2,255
Reg. S, 1.38%, 04/02/2024	EUR	700	900
Reg. S, 1.65%, 06/13/2039	EUR	425	622

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	95

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Machinery — Diversified — continued
Otis Worldwide Corp.,
2.06%, 04/05/2025		20	21
2.57%, 02/15/2030		24	26
3.36%, 02/15/2050		80	92
Westinghouse Air Brake Technologies Corp.,
3.20%, 06/15/2025		50	54
4.40%, 03/15/2024		1,800	1,970

			8,099

Miscellaneous Manufacturers — 0.1%
Alfa Laval Treasury International AB, (Sweden), Reg. S, 1.38%, 09/12/2022	EUR	900	1,123
General Electric Co.,
4.25%, 05/01/2040		30	35
4.35%, 05/01/2050		5	6
Reg. S, 5.38%, 12/18/2040	GBP	4	8
6.75%, 03/15/2032		50	70
Illinois Tool Works, Inc., 1.25%, 05/22/2023	EUR	1,025	1,292
Parker-Hannifin Corp., 1.13%, 03/01/2025	EUR	850	1,080
Pentair Finance Sarl, (Luxembourg), 4.50%, 07/01/2029		2,000	2,364
Siemens Financieringsmaatschappij NV, (Netherlands), Reg. S, 0.30%, 02/28/2024	EUR	20	25
Textron, Inc., 2.45%, 03/15/2031		1,900	1,956

			7,959

Packaging & Containers — 0.1%
Ball Corp., 0.88%, 03/15/2024	EUR	2,000	2,443
DS Smith plc, (United Kingdom), Reg. S, 0.88%, 09/12/2026	EUR	2,300	2,864
SIG Combibloc PurchaseCo Sarl, (Luxembourg), Reg. S, 1.88%, 06/18/2023	EUR	2,000	2,522

			7,829

Transportation — 0.3%
AP Moller — Maersk A/S, (Denmark),
Reg. S, 1.75%, 03/16/2026	EUR	1,450	1,901
Reg. S, 4.00%, 04/04/2025	GBP	800	1,223
Brambles Finance Ltd., (Australia), Reg. S, 2.38%, 06/12/2024	EUR	425	560
Burlington Northern Santa Fe LLC,
4.15%, 04/01/2045		50	65
4.55%, 09/01/2044		170	230
4.95%, 09/15/2041		700	971
5.40%, 06/01/2041		70	102
Deutsche Bahn Finance GMBH, (Germany),
Reg. S, 0.50%, 04/09/2027	EUR	140	179
Reg. S, 1.38%, 03/28/2031	EUR	2,000	2,767
Reg. S, 1.38%, 04/16/2040	EUR	50	72
Reg. S, 1.50%, 08/26/2024	CHF	500	606
Reg. S, 1.50%, 12/08/2032	EUR	200	285
Reg. S, 1.63%, 08/16/2033	EUR	100	143
Reg. S, 2.75%, 06/20/2022	GBP	500	710

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Transportation — continued
Reg. S, 3.50%, 09/27/2024	AUD	300	254
Series CB, Reg. S, (EUR Swap Rate 5 Year + 1.89%), 1.60%, 07/18/2029 (x) (aa)	EUR	1,700	2,170
FedEx Corp.,
1.30%, 08/05/2031	EUR	1,125	1,476
0.70%, 05/13/2022	EUR	425	525
1.63%, 01/11/2027	EUR	700	933
3.80%, 05/15/2025		160	180
Ferrovie dello Stato Italiane SpA, (Italy), Reg. S, 1.50%, 06/27/2025	EUR	100	129
Kansas City Southern, 4.20%, 11/15/2069		10	12
La Poste SA, (France),
Reg. S, 0.38%, 09/17/2027	EUR	100	125
Reg. S, 0.63%, 10/21/2026	EUR	1,300	1,651
Reg. S, 1.38%, 04/21/2032	EUR	1,000	1,352
Network Rail Infrastructure Finance plc, (United Kingdom), Reg. S, 4.38%, 12/09/2030	GBP	190	358
OeBB-Infrastruktur AG, (Austria),
2.25%, 05/28/2029	EUR	325	481
3.00%, 10/24/2033	EUR	100	169
Reg. S, 3.38%, 05/18/2032	EUR	4	7
Reg. S, 3.88%, 06/30/2025	EUR	80	117
4.88%, 06/27/2022	EUR	500	660
Ile-de-France Mobilites, (France), Reg. S, 1.00%, 05/25/2034	EUR	200	273
United Parcel Service, Inc., 1.50%, 11/15/2032	EUR	1,125	1,591

			22,277

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. Lp / PTL Finance Corp., 4.88%, 07/11/2022 (e)		2,800	2,985

Total Industrial			86,294

Technology — 0.6%
Computers — 0.2%
Apple, Inc.,
0.50%, 11/15/2031	EUR	775	993
1.00%, 11/10/2022	EUR	700	876
1.38%, 05/24/2029	EUR	100	136
1.63%, 11/10/2026	EUR	1,125	1,516
2.05%, 09/11/2026		140	150
3.05%, 07/31/2029	GBP	425	708
3.25%, 02/23/2026		50	56
3.35%, 02/09/2027		15	17
3.75%, 09/12/2047		1,000	1,254
Capgemini SE, (France), Reg. S, 0.63%, 06/23/2025	EUR	100	126
Dell International LLC / EMC Corp.,
5.45%, 06/15/2023 (e)		100	111
5.85%, 07/15/2025 (e)		10	12
6.02%, 06/15/2026 (e)		85	104
6.10%, 07/15/2027 (e)		5	6
6.20%, 07/15/2030 (e)		5	6

SEE NOTES TO FINANCIAL STATEMENTS.

96	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Computers — continued
8.10%, 07/15/2036 (e)		83	123
8.35%, 07/15/2046 (e)		167	253
Genpact Luxembourg Sarl, (Luxembourg),
3.38%, 12/01/2024		1,400	1,524
3.70%, 04/01/2022		100	102
Hewlett Packard Enterprise Co., 4.45%, 10/02/2023		120	132
HP, Inc.,
2.20%, 06/17/2025		1,362	1,442
3.00%, 06/17/2027		100	110
NetApp, Inc., 1.88%, 06/22/2025		1,760	1,838
Teleperformance, (France),
Reg. S, 0.25%, 11/26/2027	EUR	500	607
Reg. S, 1.50%, 04/03/2024	EUR	2,600	3,305
Reg. S, 1.88%, 07/02/2025	EUR	200	262

			15,769

Semiconductors — 0.3%
ASML Holding NV, (Netherlands),
Reg. S, 0.63%, 05/07/2029	EUR	100	128
Reg. S, 1.63%, 05/28/2027	EUR	1,450	1,961
Broadcom Corp. / Broadcom Cayman Finance Ltd., (Multinational), 3.00%, 01/15/2022		60	62
Broadcom, Inc.,
2.25%, 11/15/2023		60	63
3.15%, 11/15/2025		30	33
3.46%, 09/15/2026		80	89
4.11%, 09/15/2028		100	114
4.15%, 11/15/2030		150	174
4.30%, 11/15/2032		215	255
4.70%, 04/15/2025		140	160
5.00%, 04/15/2030		2,980	3,622
Infineon Technologies AG, (Germany),
Reg. S, 0.75%, 06/24/2023	EUR	800	999
Reg. S, 1.13%, 06/24/2026	EUR	200	258
Reg. S, 2.00%, 06/24/2032	EUR	1,600	2,218
Marvell Technology Group Ltd., (Bermuda),
4.20%, 06/22/2023		70	76
4.88%, 06/22/2028		250	295
Microchip Technology, Inc., 3.92%, 06/01/2021		2,900	2,941
Micron Technology, Inc.,
2.50%, 04/24/2023		110	115
4.66%, 02/15/2030		27	33
NVIDIA Corp., 3.70%, 04/01/2060		10	13
NXP BV / NXP Funding LLC / NXP USA, Inc., (Multinational), 3.40%, 05/01/2030 (e)		1,000	1,134
NXP BV / NXP Funding LLC, (Netherlands), 3.88%, 09/01/2022 (e)		2,600	2,740
Texas Instruments, Inc., 1.75%, 05/04/2030		90	93
Xilinx, Inc., 2.38%, 06/01/2030		305	320

			17,896

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Software — 0.1%
Activision Blizzard, Inc.,
1.35%, 09/15/2030		2,000	1,963
2.50%, 09/15/2050		100	98
Adobe, Inc., 2.30%, 02/01/2030		65	70
Citrix Systems, Inc.,
3.30%, 03/01/2030		320	354
4.50%, 12/01/2027		150	176
Fidelity National Information Services, Inc., 3.36%, 05/21/2031	GBP	100	163
Fiserv, Inc., 2.65%, 06/01/2030		155	168
Intuit, Inc., 1.65%, 07/15/2030		355	365
Microsoft Corp.,
2.53%, 06/01/2050		1,100	1,160
2.68%, 06/01/2060		110	119
4.00%, 02/12/2055		10	14
Oracle Corp., 2.50%, 04/01/2025		100	107
SAP SE, (Germany), Reg. S, 1.00%, 04/01/2025	EUR	50	64
ServiceNow, Inc., 1.40%, 09/01/2030		1,955	1,907
VMware, Inc., 4.50%, 05/15/2025		95	109

			6,837

Total Technology			40,502

Utilities — 1.8%
Electric — 1.4%
A2A SpA, (Italy),
Reg. S, 1.00%, 07/16/2029	EUR	100	131
Reg. S, 3.63%, 01/13/2022	EUR	100	127
ACEA SpA, (Italy),
Reg. S, 0.50%, 04/06/2029	EUR	100	123
Reg. S, 2.63%, 07/15/2024	EUR	100	133
AEP Texas, Inc., Series I, 2.10%, 07/01/2030		2,600	2,718
Alliander NV, (Netherlands), 2.88%, 06/14/2024	EUR	100	135
Ameren Corp.,
2.50%, 09/15/2024		30	32
3.50%, 01/15/2031		10	12
Ameren Illinois Co.,
1.55%, 11/15/2030		30	30
3.25%, 03/15/2050		1,200	1,403
American Electric Power Co., Inc.,
2.30%, 03/01/2030		25	26
3.25%, 03/01/2050		20	21
Appalachian Power Co.,
Series Y, 4.50%, 03/01/2049		20	26
Series Z, 3.70%, 05/01/2050		45	54
Arizona Public Service Co.,
2.60%, 08/15/2029		84	91
3.35%, 05/15/2050		10	12
Atlantic City Electric Co., 4.00%, 10/15/2028		50	59
Baltimore Gas and Electric Co., 2.90%, 06/15/2050		10	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	97

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electric — continued
Berkshire Hathaway Energy Co.,
2.85%, 05/15/2051 (e)		10	10
4.25%, 10/15/2050 (e)		15	19
5.15%, 11/15/2043		60	83
Black Hills Corp.,
3.05%, 10/15/2029		20	22
3.88%, 10/15/2049		10	12
Cadent Finance plc, (United Kingdom), Reg. S, 2.63%, 09/22/2038	GBP	1,325	2,058
CenterPoint Energy Houston Electric LLC, Series AD, 2.90%, 07/01/2050		45	49
CenterPoint Energy, Inc.,
2.95%, 03/01/2030		5	5
4.25%, 11/01/2028		10	12
Coentreprise de Transport d’Electricite SA, (France),
Reg. S, 0.88%, 09/29/2024	EUR	100	126
Reg. S, 2.13%, 07/29/2032	EUR	100	146
Commonwealth Edison Co.,
3.00%, 03/01/2050		100	109
3.70%, 08/15/2028		10	12
4.00%, 03/01/2048		25	31
4.00%, 03/01/2049		10	13
4.70%, 01/15/2044		1,000	1,338
Consolidated Edison Co. of New York, Inc.,
3.85%, 06/15/2046		10	11
Series 09-C, 5.50%, 12/01/2039		10	14
Series 20A, 3.35%, 04/01/2030		70	80
Series 20B, 3.95%, 04/01/2050		55	67
Series A, 4.13%, 05/15/2049		20	25
Consumers Energy Co.,
2.50%, 05/01/2060		10	10
3.10%, 08/15/2050		30	35
3.25%, 08/15/2046		1,100	1,254
3.75%, 02/15/2050		5	6
Dominion Energy South Carolina, Inc., 4.60%, 06/15/2043		1,400	1,878
Dominion Energy, Inc.,
3.90%, 10/01/2025		220	250
4.25%, 06/01/2028		20	24
Series C, 3.38%, 04/01/2030		20	23
DTE Electric Co.,
2.95%, 03/01/2050		25	28
3.70%, 03/15/2045		1,100	1,329
3.95%, 03/01/2049		10	13
DTE Energy Co.,
Series C, 3.40%, 06/15/2029		20	22
Series F, 1.05%, 06/01/2025		1,400	1,416
Duke Energy Carolinas LLC, 5.30%, 02/15/2040		10	14
Duke Energy Corp.,
2.45%, 06/01/2030		10	11
2.65%, 09/01/2026		30	33
3.75%, 09/01/2046		10	11
4.20%, 06/15/2049		10	13

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Duke Energy Florida LLC, 4.20%, 07/15/2048		10	13
Duke Energy Indiana LLC,
2.75%, 04/01/2050		20	21
Series YYY, 3.25%, 10/01/2049		40	45
Duke Energy Ohio, Inc.,
3.65%, 02/01/2029		10	12
3.70%, 06/15/2046		1,700	2,015
4.30%, 02/01/2049		80	103
E.ON International Finance BV, (Netherlands), Reg. S, 6.13%, 07/06/2039	GBP	350	810
E.ON SE, (Germany), Reg. S, 1.00%, 10/07/2025	EUR	100	128
EDP — Energias de Portugal SA, (Portugal), Reg. S, 1.63%, 04/15/2027	EUR	100	133
EDP Finance BV, (Netherlands), Reg. S, 2.00%, 04/22/2025	EUR	700	925
Electricite de France SA, (France),
Reg. S, 1.00%, 10/13/2026	EUR	600	776
Reg. S, 1.88%, 10/13/2036	EUR	100	143
Reg. S, 2.00%, 12/09/2049	EUR	600	853
Reg. S, 5.13%, 09/22/2050	GBP	200	446
Reg. S, (GBP Swap Rate 15 Year + 3.05%),
5.88%, 01/22/2029 (x) (aa)	GBP	300	475
5.88%, 07/18/2031	GBP	265	523
Reg. S, (GBP Swap Rate 13 Year + 3.96%), 6.00%, 01/29/2026 (x) (aa)	GBP	100	156
Reg. S, 6.13%, 06/02/2034	GBP	300	635
EnBW Energie Baden-Wuerttemberg AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 2.32%), 1.88%, 06/29/2080 (aa)	EUR	100	126
EnBW International Finance BV, (Netherlands), Reg. S, 0.63%, 04/17/2025	EUR	200	253
Enel Finance International NV, (Netherlands),
Reg. S, 0.00%, 06/17/2024	EUR	2,275	2,792
Reg. S, 1.13%, 10/17/2034	EUR	425	563
2.65%, 09/10/2024 (e)		3,500	3,733
3.50%, 04/06/2028 (e)		1,700	1,936
Enel SpA, (Italy),
Reg. S, (EUR Swap Rate 5 Year + 2.68%), 2.25%, 12/10/2026 (x) (aa)	EUR	350	445
Reg. S, (EUR Swap Rate 5 Year + 2.10%), 2.50%, 11/24/2078 (aa)	EUR	425	541
Reg. S, (EUR Swap Rate 5 Year + 3.56%), 3.50%, 05/24/2080 (aa)	EUR	100	134
e-netz Suedhessen AG, (Germany), 6.13%, 04/23/2041	EUR	20	41
Enexis Holding NV, (Netherlands),
Reg. S, 0.88%, 04/28/2026	EUR	100	128
Reg. S, 1.50%, 10/20/2023	EUR	100	128
Engie SA, (France), Reg. S, (EUR Swap Rate 5 Year + 3.17%), 3.25%, 11/28/2024 (x) (aa)	EUR	1,800	2,408

SEE NOTES TO FINANCIAL STATEMENTS.

98	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electric — continued
Entergy Corp.,
0.90%, 09/15/2025		30	30
3.75%, 06/15/2050		30	35
Entergy Louisiana LLC,
1.60%, 12/15/2030		1,500	1,515
2.90%, 03/15/2051		30	32
3.12%, 09/01/2027		2,500	2,786
3.25%, 04/01/2028		10	11
4.20%, 09/01/2048		10	13
Entergy Texas, Inc., 4.00%, 03/30/2029		15	18
ESB Finance DAC, (Ireland),
Reg. S, 1.75%, 02/07/2029	EUR	100	138
Reg. S, 2.13%, 06/08/2027	EUR	100	138
Evergy Kansas Central, Inc., 3.45%, 04/15/2050		5	6
Evergy Metro, Inc.,
4.20%, 03/15/2048		10	13
Series 2019, 4.13%, 04/01/2049		20	26
Series 2020, 2.25%, 06/01/2030		10	10
Evergy, Inc., 2.45%, 09/15/2024		3,000	3,181
Eversource Energy,
3.45%, 01/15/2050		30	34
Series R, 1.65%, 08/15/2030		1,410	1,404
Exelon Corp.,
3.50%, 06/01/2022		2,649	2,755
4.05%, 04/15/2030		10	12
4.45%, 04/15/2046		10	13
FirstEnergy Transmission LLC, 4.35%, 01/15/2025 (e)		1,100	1,199
Florida Power & Light Co.,
3.15%, 10/01/2049		20	23
3.95%, 03/01/2048		500	652
4.13%, 06/01/2048		20	27
FLUVIUS System Operator CVBA, (Belgium), Reg. S, 2.88%, 10/09/2023	EUR	400	528
Fortum OYJ, (Finland),
Reg. S, 2.13%, 02/27/2029	EUR	100	138
Reg. S, 0.88%, 02/27/2023	EUR	170	212
Georgia Power Co., Series B, 3.70%, 01/30/2050		60	72
Hera SpA, (Italy), Reg. S, 2.38%, 07/04/2024	EUR	100	132
Iberdrola International BV, (Netherlands),
Reg. S, 0.38%, 09/15/2025	EUR	1,900	2,371
Reg. S, (EUR Swap Rate 5 Year + 1.59%), 1.88%, 02/22/2023 (x) (aa)	EUR	1,200	1,503
Series NC8, Reg. S, (EUR Swap Rate 5 Year + 2.57%), 2.25%, 01/28/2029 (x) (aa)	EUR	800	1,025
Interstate Power and Light Co., 3.50%, 09/30/2049		10	12
Iren SpA, (Italy), Reg. S, 1.00%, 07/01/2030	EUR	550	710
Kentucky Utilities Co., 3.30%, 06/01/2050		15	17

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
MidAmerican Energy Co.,
3.10%, 05/01/2027		10	11
6.75%, 12/30/2031		10	15
Narragansett Electric Co. (The), 3.40%, 04/09/2030 (e)		200	227
National Grid Electricity Transmission plc, (United Kingdom), Reg. S, 2.00%, 04/17/2040	GBP	425	638
National Grid plc, (United Kingdom), Reg. S, 0.55%, 09/18/2029	EUR	1,575	1,971
National Rural Utilities Cooperative Finance Corp.,
1.35%, 03/15/2031		50	49
4.30%, 03/15/2049		20	27
Nevada Power Co.,
Series DD, 2.40%, 05/01/2030		100	108
Series EE, 3.13%, 08/01/2050		30	33
NextEra Energy Capital Holdings, Inc.,
2.25%, 06/01/2030		1,280	1,342
2.75%, 11/01/2029		35	38
Northern Powergrid Holdings Co., (United Kingdom), 7.25%, 12/15/2022	GBP	450	696
Northern Powergrid Yorkshire plc, (United Kingdom), Reg. S, 5.13%, 05/04/2035	GBP	50	100
Northern States Power Co., 2.60%, 06/01/2051		25	27
NRG Energy, Inc.,
2.00%, 12/02/2025 (e)		2,150	2,230
2.45%, 12/02/2027 (e)		1,275	1,342
Oglethorpe Power Corp., 5.05%, 10/01/2048		20	25
Oklahoma Gas and Electric Co., 4.15%, 04/01/2047		900	1,109
Oncor Electric Delivery Co. LLC,
2.75%, 06/01/2024		20	22
3.10%, 09/15/2049		50	57
3.70%, 05/15/2050		5	6
Orsted A/S, (Denmark),
Reg. S, 5.75%, 04/09/2040	GBP	225	531
Reg. S, (EUR Swap Rate 5 Year + 4.75%), 6.25%, 06/26/3013 (aa)	EUR	600	830
Pacific Gas and Electric Co.,
1.75%, 06/16/2022		50	50
3.15%, 01/01/2026		20	21
3.50%, 08/01/2050		20	20
3.75%, 07/01/2028		10	11
4.50%, 07/01/2040		100	112
4.55%, 07/01/2030		10	11
4.95%, 07/01/2050		10	12
PacifiCorp.,
3.30%, 03/15/2051		800	918
4.15%, 02/15/2050		15	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	99

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electric — continued
PECO Energy Co., 2.80%, 06/15/2050		50	53
PPL Capital Funding, Inc.,
4.13%, 04/15/2030		120	144
5.00%, 03/15/2044		1,000	1,291
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/2051		10	11
Public Service Electric and Gas Co.,
2.05%, 08/01/2050		10	9
2.45%, 01/15/2030		20	22
3.65%, 09/01/2028		120	139
3.85%, 05/01/2049		10	13
Public Service Enterprise Group, Inc., 0.80%, 08/15/2025		3,000	3,001
Puget Energy, Inc., 4.10%, 06/15/2030		10	11
Puget Sound Energy, Inc., 3.25%, 09/15/2049		20	22
Red Electrica Financiaciones SAU, (Spain), Reg. S, 1.13%, 04/24/2025	EUR	100	129
RTE Reseau de Transport d’Electricite SADIR, (France),
Reg. S, 1.50%, 09/27/2030	EUR	200	277
Reg. S, 1.63%, 11/27/2025	EUR	300	397
Reg. S, 2.00%, 04/18/2036	EUR	100	152
San Diego Gas & Electric Co., 4.15%, 05/15/2048		820	1,031
Sempra Energy,
3.40%, 02/01/2028		10	11
4.00%, 02/01/2048		10	12
Southern California Edison Co.,
2.85%, 08/01/2029		10	11
3.65%, 02/01/2050		60	68
4.00%, 04/01/2047		20	23
4.05%, 03/15/2042		900	1,032
6.05%, 03/15/2039		10	14
Series B, 3.65%, 03/01/2028		25	28
Series D, 3.40%, 06/01/2023		1,400	1,486
Series E, 3.70%, 08/01/2025		10	11
Southern Co. (The), Series A, 3.70%, 04/30/2030		75	87
Southwestern Public Service Co.,
3.70%, 08/15/2047		1,000	1,181
Series 8, 3.15%, 05/01/2050		60	67
SP Transmission plc, (United Kingdom), Reg. S, 2.00%, 11/13/2031	GBP	100	150
SSE plc, (United Kingdom), Reg. S, 1.75%, 04/16/2030	EUR	1,300	1,776
Stedin Holding NV, (Netherlands),
Reg. S, 0.88%, 10/24/2025	EUR	100	128
Reg. S, (EUR Swap Rate 5 Year + 2.75%), 3.25%, 12/01/2021 (x) (aa)	EUR	100	125
Tampa Electric Co., 4.30%, 06/15/2048		10	13
TenneT Holding BV, (Netherlands),
Reg. S, 0.88%, 06/03/2030	EUR	120	158
Reg. S, 1.00%, 06/13/2026	EUR	200	259
Reg. S, 1.75%, 06/04/2027	EUR	300	408

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Terna Rete Elettrica Nazionale SpA, (Italy),
Reg. S, 0.38%, 09/25/2030	EUR	425	529
Reg. S, 0.75%, 07/24/2032	EUR	100	129
Reg. S, 1.38%, 07/26/2027	EUR	1,125	1,500
Tucson Electric Power Co.,
1.50%, 08/01/2030		30	30
4.00%, 06/15/2050		10	12
Union Electric Co., 3.25%, 10/01/2049		40	46
Virginia Electric and Power Co.,
3.30%, 12/01/2049		50	59
Series B, 3.80%, 09/15/2047		35	43
Vistra Operations Co. LLC, 3.55%, 07/15/2024 (e)		1,400	1,516
WEC Energy Group, Inc., 3.55%, 06/15/2025		168	187
Western Power Distribution South West plc, (United Kingdom), Reg. S, 5.88%, 03/25/2027	GBP	20	36
Wisconsin Power and Light Co., 3.00%, 07/01/2029		50	56
Wisconsin Public Service Corp., 3.30%, 09/01/2049		5	6
Xcel Energy, Inc.,
3.40%, 06/01/2030		20	23
3.50%, 12/01/2049		20	23

			88,540

Gas — 0.3%
APT Pipelines Ltd., (Australia), Reg. S, 2.00%, 07/15/2030	EUR	1,000	1,376
Atmos Energy Corp.,
1.50%, 01/15/2031		1,630	1,629
2.63%, 09/15/2029		15	16
3.38%, 09/15/2049		210	244
4.15%, 01/15/2043		10	13
Italgas SpA, (Italy),
Reg. S, 1.00%, 12/11/2031	EUR	1,125	1,488
Reg. S, 1.13%, 03/14/2024	EUR	850	1,079
National Grid Gas plc, (United Kingdom), Reg. S, 1.38%, 02/07/2031	GBP	1,600	2,268
Nederlandse Gasunie NV, (Netherlands), Reg. S, 2.63%, 07/13/2022	EUR	100	127
NiSource, Inc.,
0.95%, 08/15/2025		3,000	3,018
3.49%, 05/15/2027		130	148
3.60%, 05/01/2030		25	29
4.80%, 02/15/2044		10	13
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/2050		15	17
Redexis Gas Finance BV, (Netherlands), Reg. S, 1.88%, 05/28/2025	EUR	1,300	1,690
Snam SpA, (Italy), Reg. S, 0.88%, 10/25/2026	EUR	850	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

100	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Gas — continued
Southern California Gas Co.,
Series VV, 4.30%, 01/15/2049		20	26
Series XX, 2.55%, 02/01/2030		25	27
Southern Co. Gas Capital Corp.,
3.95%, 10/01/2046		20	24
Series 20-A, 1.75%, 01/15/2031		3,700	3,724
Southern Gas Networks plc, (United Kingdom),
Reg. S, 2.50%, 02/03/2025	GBP	425	628
6.38%, 05/15/2040	GBP	425	1,031
Southwest Gas Corp.,
2.20%, 06/15/2030		45	48
4.15%, 06/01/2049		10	12
Wales & West Utilities Finance plc, (United Kingdom), Reg. S, 1.88%, 05/28/2041	GBP	425	617
Washington Gas Light Co., 3.65%, 09/15/2049		10	12

			20,395

Water — 0.1%
Affinity Water Finance plc, (United Kingdom), 5.88%, 07/13/2026	GBP	30	52
American Water Capital Corp.,
2.80%, 05/01/2030		25	28
4.15%, 06/01/2049		35	46
Essential Utilities, Inc., 2.70%, 04/15/2030		40	43
Northumbrian Water Finance plc, (United Kingdom),
Reg. S, 1.63%, 10/11/2026	GBP	425	609
Reg. S, 5.63%, 04/29/2033	GBP	225	463
Thames Water Utilities Finance plc, (United Kingdom),
Reg. S, 2.38%, 04/22/2040	GBP	300	448
Reg. S, 5.50%, 02/11/2041	GBP	550	1,212
6.75%, 11/16/2028	GBP	180	348
United Utilities Water Finance plc, (United Kingdom), Reg. S, 2.00%, 07/03/2033	GBP	900	1,365
Wessex Water Services Finance plc, (United Kingdom),
Reg. S, 1.50%, 09/17/2029	GBP	700	992
5.38%, 03/10/2028	GBP	225	401
Reg. S, 5.75%, 10/14/2033	GBP	375	789

			6,796

Total Utilities			115,731

Total Corporate Bonds (Cost $1,274,755)			1,320,988

Foreign Government Securities — 48.3%
Action Logement Services, (France), Reg. S, 0.50%, 10/30/2034	EUR	100	128
Adif Alta Velocidad, (Spain),
Reg. S, 0.55%, 04/30/2030	EUR	200	253

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 1.88%, 09/22/2022	EUR	600	761
Reg. S, 1.88%, 01/28/2025	EUR	100	133
Agence Francaise de Developpement EPIC, (France),
Reg. S, 0.00%, 03/25/2025	EUR	200	249
Reg. S, 0.25%, 07/21/2026	EUR	500	632
Reg. S, 0.25%, 06/29/2029	EUR	400	507
Reg. S, 0.38%, 04/30/2024	EUR	400	502
Reg. S, 0.50%, 05/25/2030	EUR	200	259
Reg. S, 0.50%, 05/31/2035	EUR	300	386
Reg. S, 1.38%, 09/17/2024	EUR	500	652
Reg. S, 1.50%, 10/31/2034	EUR	100	145
Agence France Locale, (France),
Reg. S, 0.00%, 09/20/2027	EUR	500	622
Reg. S, 0.13%, 06/20/2026	EUR	100	125
Reg. S, 1.13%, 06/20/2028	EUR	1,000	1,344
Agricultural Development Bank of China, (China), 2.25%, 03/12/2022	CNY	62,000	9,419
Reg. S, 3.40%, 11/06/2024	CNH	56,000	8,711
Series 1512, 4.18%, 05/04/2022	CNY	8,000	1,245
Series 1605, 3.33%, 01/06/2026	CNY	17,000	2,604
Series 1712, 4.21%, 08/23/2022	CNY	27,000	4,216
Series 1806, 4.65%, 05/11/2028	CNY	8,100	1,324
Series 1813, 3.55%, 11/21/2023	CNY	600	93
Series 1901, 3.75%, 01/25/2029	CNY	7,000	1,078
Series 1906, 3.74%, 07/12/2029	CNY	73,000	11,229
Series 1907, 3.12%, 07/17/2022	CNY	40,000	6,138
Series 1908, 3.63%, 07/19/2026	CNY	95,300	14,751
Series 1909, 3.24%, 08/14/2024	CNY	58,000	8,887
Series 2002, 2.20%, 04/01/2023	CNY	101,200	15,184
Series 2004, 2.96%, 04/17/2030	CNY	91,000	13,164
Series 2005, 2.25%, 04/22/2025	CNY	130,700	19,178
Auckland Council, (New Zealand),
Reg. S, 1.00%, 01/19/2027	EUR	300	393
Reg. S, 1.50%, 11/28/2025	CHF	300	370
Australia Government Bond, (Australia),
Series 128, Reg. S, 5.75%, 07/15/2022	AUD	5,500	4,609
Series 133, Reg. S, 5.50%, 04/21/2023	AUD	14,600	12,647
Series 136, Reg. S, 4.75%, 04/21/2027	AUD	8,000	7,780
Series 138, Reg. S, 3.25%, 04/21/2029	AUD	365	337
Series 140, Reg. S, 4.50%, 04/21/2033	AUD	8,500	9,095
Series 142, Reg. S, 4.25%, 04/21/2026	AUD	5,000	4,635
Series 144, Reg. S, 3.75%, 04/21/2037	AUD	950	976
Series 145, Reg. S, 2.75%, 06/21/2035	AUD	450	412
Series 148, Reg. S, 2.75%, 11/21/2027	AUD	3,250	2,868
Series 149, Reg. S, 2.25%, 05/21/2028	AUD	200	172
Series 150, Reg. S, 3.00%, 03/21/2047	AUD	980	930
Series 152, Reg. S, 2.75%, 11/21/2028	AUD	1,400	1,245
Series 153, 2.25%, 11/21/2022	AUD	1,000	802
Series 154, Reg. S, 2.75%, 11/21/2029	AUD	34,155	30,582
Series 155, Reg. S, 2.50%, 05/21/2030	AUD	4,050	3,568
Series 156, Reg. S, 2.75%, 05/21/2041	AUD	5,491	4,983
Series 159, Reg. S, 0.25%, 11/21/2024	AUD	12,383	9,571
Series 160, Reg. S, 1.00%, 12/21/2030	AUD	2,250	1,739

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	101

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Series 161, Reg. S, 0.25%, 11/21/2025	AUD	2,100	1,613
Series 162, Reg. S, 1.75%, 06/21/2051	AUD	3,150	2,311
Series 139, Reg. S, 3.25%, 04/21/2025	AUD	7,475	6,502
Australian Capital Territory, (Australia), Reg. S, 1.25%, 05/22/2025	AUD	200	161
Autobahnen- und Schnell- strassen-Finanzierungs AG, (Austria),
Reg. S, 0.10%, 07/09/2029	EUR	500	633
Reg. S, 0.63%, 09/15/2022	EUR	160	199
Reg. S, 2.75%, 06/20/2033	EUR	130	216
Autonomous Community of Andalusia Spain, (Spain), Reg. S, 1.38%, 04/30/2029	EUR	30	41
Autonomous Community of Madrid Spain, (Spain),
Reg. S, 1.19%, 05/08/2022	EUR	600	749
Reg. S, 1.83%, 04/30/2025	EUR	270	360
4.30%, 09/15/2026	EUR	500	768
Basque Government, (Spain),
Reg. S, 0.85%, 04/30/2030	EUR	50	65
Reg. S, 1.75%, 03/16/2026	EUR	170	230
Bermuda Government International Bond, (Bermuda), 2.38%, 08/20/2030 (e)		670	703
BNG Bank NV, (Netherlands),
Reg. S, 0.10%, 01/15/2030	EUR	320	405
Reg. S, 0.13%, 04/11/2026	EUR	530	667
Reg. S, 0.13%, 07/09/2035	EUR	130	163
Reg. S, 0.20%, 11/09/2024	EUR	550	690
Reg. S, 0.38%, 01/14/2022	EUR	200	247
Reg. S, 0.88%, 10/17/2035	EUR	100	139
Reg. S, 1.50%, 07/15/2039	EUR	170	261
Reg. S, 3.88%, 05/26/2023	EUR	470	635
Bonos de la Tesoreria de la Republica en pesos, (Chile), Reg. S, 4.70%, 09/01/2030 (e)	CLP	70,000	117
Bpifrance Financement SA, (France),
Reg. S, 0.13%, 11/25/2023	EUR	300	373
Reg. S, 0.13%, 03/25/2025	EUR	400	499
Reg. S, 0.25%, 03/29/2030	EUR	200	253
Reg. S, 0.63%, 05/25/2026	EUR	500	644
Reg. S, 0.75%, 07/22/2022	GBP	200	276
Reg. S, 0.88%, 09/26/2028	EUR	200	266
Reg. S, 1.00%, 05/25/2027	EUR	500	662
Reg. S, 2.38%, 04/25/2022	EUR	300	380
Bulgaria Government International Bond, (Bulgaria), Reg. S, 2.95%, 09/03/2024	EUR	400	547
Bundesobligation, (Germany),
Series 176, Reg. S, 0.00%, 10/07/2022	EUR	1,030	1,274
Series 178, Reg. S, 0.00%, 10/13/2023	EUR	2,790	3,481
Series 179, Reg. S, 0.00%, 04/05/2024	EUR	79	99
Series 180, Reg. S, 0.00%, 10/18/2024	EUR	930	1,169
Series 181, Reg. S, 0.00%, 04/11/2025	EUR	790	997
Series 182, Reg. S, 0.00%, 10/10/2025	EUR	4,670	5,909

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Bundesrepublik Deutschland Bundesanleihe, (Germany),
Reg. S, 0.00%, 08/15/2026	EUR	2,070	2,636
Reg. S, 0.00%, 11/15/2027	EUR	1,560	1,998
Reg. S, 0.00%, 08/15/2029	EUR	1,540	1,986
Reg. S, 0.00%, 02/15/2030	EUR	890	1,149
Reg. S, 0.00%, 08/15/2030	EUR	1,000	1,291
Reg. S, 0.00%, 05/15/2035	EUR	2,165	2,795
Reg. S, 0.00%, 08/15/2050	EUR	730	936
Reg. S, 0.25%, 02/15/2027	EUR	2,400	3,112
Reg. S, 0.25%, 08/15/2028	EUR	43	56
Reg. S, 0.25%, 02/15/2029	EUR	210	276
Reg. S, 0.50%, 02/15/2025	EUR	227	292
Reg. S, 0.50%, 02/15/2026	EUR	140	182
Reg. S, 0.50%, 08/15/2027	EUR	2,160	2,856
Reg. S, 0.50%, 02/15/2028	EUR	230	306
Reg. S, 1.00%, 08/15/2024	EUR	250	325
Reg. S, 1.00%, 08/15/2025	EUR	1,130	1,494
Reg. S, 1.25%, 08/15/2048	EUR	1,050	1,807
Reg. S, 1.50%, 02/15/2023	EUR	1,240	1,588
Reg. S, 1.50%, 05/15/2023	EUR	3,510	4,519
Reg. S, 1.75%, 07/04/2022	EUR	330	418
Reg. S, 2.00%, 01/04/2022	EUR	2,119	2,661
Reg. S, 2.00%, 08/15/2023	EUR	3,450	4,522
Reg. S, 2.50%, 07/04/2044	EUR	1,460	2,995
Reg. S, 2.50%, 08/15/2046	EUR	2,165	4,559
Reg. S, 3.25%, 07/04/2042	EUR	480	1,055
Reg. S, 5.50%, 01/04/2031	EUR	940	1,872
Reg. S, 6.25%, 01/04/2030	EUR	775	1,555
Series 3, Reg. S, 4.75%, 07/04/2034	EUR	760	1,611
Series 5, Reg. S, 4.00%, 01/04/2037	EUR	1,037	2,194
Series 8, Reg. S, 4.75%, 07/04/2040	EUR	900	2,239
Series 97, Reg. S, 6.50%, 07/04/2027	EUR	1,410	2,555
Series 98, Reg. S, 4.75%, 07/04/2028	EUR	1,060	1,842
Series 98, Reg. S, 5.63%, 01/04/2028	EUR	12	21
Series 2007, Reg. S, 4.25%, 07/04/2039	EUR	1,020	2,352
Series G, Reg. S, 0.00%, 08/15/2030	EUR	770	997
Bundesschatzanweisungen, (Germany),
Reg. S, 0.00%, 03/11/2022	EUR	400	493
Reg. S, 0.00%, 06/10/2022	EUR	2,050	2,529
Caisse d’Amortissement de la Dette Sociale, (France),
Reg. S, 0.00%, 02/25/2028	EUR	200	251
Reg. S, 0.00%, 11/25/2030	EUR	300	374
Reg. S, 0.13%, 10/25/2023	EUR	1,800	2,241
Reg. S, 4.00%, 12/15/2025	EUR	316	473
Series DIP, Reg. S, 0.13%, 11/25/2022	EUR	300	371
Caisse des Depots et Consignations, (France), Reg. S, 0.00%, 06/19/2024	EUR	300	374
Caisse Francaise de Financement Local, (France),
Reg. S, 0.01%, 05/07/2025	EUR	100	124
Reg. S, 1.25%, 05/11/2032	EUR	100	142
Reg. S, 1.50%, 06/28/2038	EUR	200	307
Series 12, Reg. S, 0.63%, 01/26/2023	EUR	200	250

SEE NOTES TO FINANCIAL STATEMENTS.

102	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Canada Housing Trust No. 1, (Canada), 0.95%, 06/15/2025 (e)	CAD	1,000	798
Canadian Government Bond, (Canada),
1.00%, 06/01/2027	CAD	200	162
1.25%, 06/01/2030	CAD	600	496
3.50%, 12/01/2045	CAD	1,500	1,782
4.00%, 06/01/2041	CAD	150	181
Canton of Geneva Switzerland, (Switzerland), Reg. S, 0.02%, 11/27/2024	CHF	240	275
Canton of Zurich, (Switzerland), Reg. S, 0.10%, 06/23/2045	CHF	50	58
Cassa Depositi e Prestiti SpA, (Italy),
Reg. S, 0.75%, 11/21/2022	EUR	600	746
Reg. S, 1.00%, 09/21/2028	EUR	100	127
Reg. S, 2.00%, 04/20/2027	EUR	100	135
Reg. S, 2.13%, 09/27/2023	EUR	200	259
Chile Government International Bond, (Chile),
0.83%, 07/02/2031	EUR	550	702
3.24%, 02/06/2028		200	227
China Development Bank, (China),
Reg. S, 0.88%, 01/24/2024	EUR	425	531
Reg. S, 4.35%, 08/06/2024	CNH	5,000	802
Reg. S, 4.35%, 09/19/2024	CNH	1,000	160
Series 1518, 3.74%, 09/10/2025	CNY	18,000	2,803
Series 1706, 4.02%, 04/17/2022	CNY	22,000	3,417
Series 1804, 4.69%, 03/23/2023	CNY	143,000	22,640
Series 1805, 4.88%, 02/09/2028	CNY	17,000	2,833
Series 1806, 4.73%, 04/02/2025	CNY	10,230	1,654
Series 1810, 4.04%, 07/06/2028	CNY	17,000	2,680
Series 1811, 3.76%, 08/14/2023	CNY	11,000	1,713
Series 1903, 3.30%, 02/01/2024	CNY	120,000	18,476
Series 1905, 3.48%, 01/08/2029	CNY	186,500	28,244
Series 1907, 3.18%, 05/17/2022	CNY	200	31
Series 1908, 3.42%, 07/02/2024	CNY	121,000	18,668
Series 1909, 3.50%, 08/13/2026	CNY	34,600	5,315
Series 1910, 3.65%, 05/21/2029	CNY	187,900	28,779
Series 1914, 2.97%, 10/25/2022	CNY	27,000	4,135
Series 1915, 3.45%, 09/20/2029	CNY	104,000	15,690
Series 2003, 3.23%, 01/10/2025	CNY	197,300	30,221
Series 2004, 3.43%, 01/14/2027	CNY	80,000	12,228
China Government Bond, (China),
1.99%, 04/09/2025	CNY	330,000	48,486
2.20%, 02/13/2022	CNY	15,700	2,389
2.36%, 07/02/2023	CNY	332,500	50,236
2.64%, 08/13/2022	CNY	266,000	40,601
2.85%, 06/04/2027	CNY	606,500	91,032
Reg. S, 3.30%, 07/04/2023	CNH	2,000	312
Reg. S, 3.31%, 11/30/2025	CNH	2,000	315
Reg. S, 3.38%, 11/21/2024	CNH	3,000	472
Reg. S, 3.38%, 07/04/2026	CNH	24,000	3,799
3.39%, 03/16/2050	CNY	240,300	34,222
Reg. S, 3.60%, 06/27/2028	CNH	8,500	1,368
Reg. S, 3.60%, 05/21/2030	CNH	7,000	1,134

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

3.73%, 05/25/2070	CNY	63,800	9,582
3.81%, 09/14/2050	CNY	142,000	22,023
Reg. S, 3.85%, 12/12/2026	CNH	19,000	3,089
Reg. S, 4.00%, 05/22/2024	CNH	8,500	1,360
Reg. S, 4.00%, 11/30/2035	CNH	6,500	1,094
Reg. S, 4.15%, 12/04/2027	CNH	20,000	3,325
Reg. S, 4.40%, 12/12/2046	CNH	25,000	4,432
Series 1809, 3.17%, 04/19/2023	CNY	17,000	2,621
Series 1819, 3.54%, 08/16/2028	CNY	500	79
Series 1824, 4.08%, 10/22/2048	CNY	22,100	3,545
Series 1827, 3.25%, 11/22/2028	CNY	143,100	21,926
Series 1906, 3.29%, 05/23/2029	CNY	10,000	1,535
Series 1907, 3.25%, 06/06/2026	CNY	15,700	2,427
Series 1908, 4.00%, 06/24/2069	CNY	5,000	792
Series 1910, 3.86%, 07/22/2049	CNY	2,500	387
Series 1911, 2.75%, 08/08/2022	CNY	18,000	2,752
Series 1913, 2.94%, 10/17/2024	CNY	10,000	1,528
Series 1916, 3.12%, 12/05/2026	CNY	15,000	2,292
China Government International Bond, (China),
Reg. S, 0.13%, 11/12/2026	EUR	200	246
Reg. S, 0.50%, 11/12/2031	EUR	650	798
City of Milan Italy, (Italy), 4.02%, 06/29/2035	EUR	40	66
City of Montreal Canada, (Canada), 2.30%, 09/01/2029	CAD	600	511
City of Paris France, (France), Reg. S, 1.75%, 05/25/2031	EUR	200	289
City of Quebec Canada, (Canada), 2.65%, 12/20/2027	CAD	565	486
City of Toronto Canada, (Canada),
2.95%, 04/28/2035	CAD	200	177
3.50%, 06/02/2036	CAD	300	284
Colombia Government International Bond, (Colombia), 3.00%, 01/30/2030		200	210
Corp. de Reservas Estrategicas de Productos Petroliferos Cores, (Spain), Reg. S, 1.50%, 11/27/2022	EUR	600	758
CPPIB Capital, Inc., (Canada),
Reg. S, 0.25%, 04/06/2027	EUR	1,450	1,828
Reg. S, 0.38%, 06/20/2024	EUR	300	377
Reg. S, 0.75%, 07/15/2049	EUR	300	407
Cyprus Government International Bond, (Cyprus),
Reg. S, 0.63%, 01/21/2030	EUR	235	299
Reg. S, 1.25%, 01/21/2040	EUR	720	948
Reg. S, 2.25%, 04/16/2050	EUR	10	16
Czech Republic Government Bond, (Czech Republic),
Series 49, Reg. S, 4.20%, 12/04/2036	CZK	5,390	349
Series 58, Reg. S, 5.70%, 05/25/2024	CZK	140	8
Series 78, Reg. S, 2.50%, 08/25/2028	CZK	7,890	405
Series 89, Reg. S, 2.40%, 09/17/2025	CZK	16,910	845
Series 95, Reg. S, 1.00%, 06/26/2026	CZK	500	23
Series 97, Reg. S, 0.45%, 10/25/2023	CZK	12,000	560
Series 100, 0.25%, 02/10/2027	CZK	10,380	461
Series 103, 2.00%, 10/13/2033	CZK	2,260	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	103

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Series 105, 2.75%, 07/23/2029	CZK	11,450	602
Series 121, 1.20%, 03/13/2031	CZK	4,970	229
Denmark Government Bond, (Denmark),
1.50%, 11/15/2023	DKK	3,960	690
1.75%, 11/15/2025	DKK	1,380	253
4.50%, 11/15/2039	DKK	5,350	1,681
7.00%, 11/10/2024	DKK	1,470	313
Series 10Y, 0.50%, 11/15/2027	DKK	4,540	798
Series 10YR, Reg. S, 0.50%, 11/15/2029 (e)	DKK	7,935	1,413
Series 30Y, Reg. S, 0.25%, 11/15/2052 (e)	DKK	1,460	263
Development Bank of Japan, Inc., (Japan),
Reg. S, 1.13%, 04/28/2023	GBP	600	835
4.75%, 11/26/2027	EUR	900	1,472
Series 86, 0.24%, 10/13/2027	JPY	100,000	975
Estonia Government International Bond, (Estonia), Reg. S, 0.13%, 06/10/2030	EUR	200	252
European Union, (Supranational), Reg. S, 3.38%, 04/04/2032	EUR	600	1,045
Export-Import Bank of China (The), (China),
Series 1603, 3.33%, 02/22/2026	CNY	100	15
Series 1703, 4.11%, 03/20/2027	CNY	10,000	1,580
Series 1905, 3.28%, 02/11/2024	CNY	43,000	6,602
Series 1906, 3.37%, 06/03/2022	CNY	60,000	9,245
Series 1908, 3.23%, 11/04/2022	CNY	8,000	1,231
Series 1910, 3.86%, 05/20/2029	CNY	53,000	8,232
Series 2002, 2.05%, 04/07/2022	CNY	20,000	3,029
Series 2003, 2.17%, 04/07/2023	CNY	17,500	2,629
Series 2005, 2.93%, 03/02/2025	CNY	114,600	17,321
Series 2007, 3.26%, 02/24/2027	CNY	48,000	7,256
Series 2010, 3.23%, 03/23/2030	CNY	40,500	5,997
Series 2012, 2.95%, 08/10/2022	CNY	66,000	10,103
Export-Import Bank of Korea, (South Korea), Reg. S, 8.00%, 05/15/2024	IDR	400,000	31
Federal Judiciary Office Building Trust, Zero Coupon, 02/15/2024		100	97
Finland Government Bond, (Finland),
Reg. S, 0.00%, 09/15/2023 (e)	EUR	330	411
Reg. S, 0.13%, 04/15/2036 (e)	EUR	120	153
Reg. S, 0.25%, 09/15/2040 (e)	EUR	220	285
Reg. S, 0.50%, 04/15/2026 (e)	EUR	820	1,066
Reg. S, 0.50%, 09/15/2027 (e)	EUR	280	368
Reg. S, 0.50%, 09/15/2029 (e)	EUR	610	811
Reg. S, 0.75%, 04/15/2031 (e)	EUR	10	14
Reg. S, 0.88%, 09/15/2025 (e)	EUR	430	565
Reg. S, 1.13%, 04/15/2034 (e)	EUR	360	521
Reg. S, 1.50%, 04/15/2023 (e)	EUR	454	583
Reg. S, 2.00%, 04/15/2024 (e)	EUR	250	333
Reg. S, 2.63%, 07/04/2042 (e)	EUR	170	330
Series 5y, Reg. S, 0.00%, 04/15/2022 (e)	EUR	6	8
Series 30Y, Reg. S, 1.38%, 04/15/2047 (e)	EUR	270	452

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Finnvera OYJ, (Finland),
Reg. S, 0.38%, 04/09/2029	EUR	100	129
Reg. S, 0.75%, 08/07/2028	EUR	100	133
Fondo De Titulizacion Del Deficit Del Sistema Electrico FTA, (Spain),
Reg. S, 0.01%, 09/17/2025	EUR	100	124
Reg. S, 0.85%, 12/17/2023	EUR	600	760
Free and Hanseatic City of Hamburg, (Germany),
Reg. S, 0.00%, 04/07/2026	EUR	280	351
Reg. S, 0.01%, 06/30/2028	EUR	180	227
Reg. S, 0.20%, 09/03/2049	EUR	70	86
Free State of Bavaria, (Germany), Reg. S, 0.01%, 01/18/2035	EUR	352	437
French Republic Government Bond OAT, (France),
Reg. S, 0.00%, 11/25/2029	EUR	2,540	3,218
Reg. S, 0.00%, 02/25/2022	EUR	2,460	3,029
Reg. S, 0.00%, 05/25/2022	EUR	2,260	2,788
Reg. S, 0.00%, 02/25/2023	EUR	1,600	1,985
Reg. S, 0.00%, 03/25/2023	EUR	2,530	3,140
Reg. S, 0.00%, 03/25/2024	EUR	1,300	1,625
Reg. S, 0.00%, 03/25/2025	EUR	3,340	4,197
Reg. S, 0.00%, 11/25/2030	EUR	1,530	1,933
Reg. S, 0.25%, 11/25/2026	EUR	2,730	3,506
Reg. S, 0.50%, 05/25/2025	EUR	3,140	4,034
Reg. S, 0.50%, 05/25/2026	EUR	28	36
Reg. S, 0.50%, 05/25/2029	EUR	1,920	2,538
Reg. S, 0.50%, 05/25/2040 (e)	EUR	2,190	2,886
Reg. S, 0.75%, 05/25/2028	EUR	1,140	1,526
Reg. S, 0.75%, 11/25/2028	EUR	1,140	1,532
Reg. S, 0.75%, 05/25/2052 (e)	EUR	2,230	3,035
Reg. S, 1.00%, 11/25/2025	EUR	470	622
Reg. S, 1.00%, 05/25/2027	EUR	2,430	3,274
Reg. S, 1.25%, 05/25/2034	EUR	1,580	2,299
Reg. S, 1.25%, 05/25/2036 (e)	EUR	1,350	1,984
Reg. S, 1.50%, 05/25/2031	EUR	810	1,181
Reg. S, 1.50%, 05/25/2050 (e)	EUR	1,260	2,050
Reg. S, 1.75%, 05/25/2023	EUR	1,840	2,381
Reg. S, 1.75%, 11/25/2024	EUR	2,930	3,926
Reg. S, 1.75%, 06/25/2039 (e)	EUR	1,060	1,711
Reg. S, 1.75%, 05/25/2066 (e)	EUR	750	1,394
Reg. S, 2.00%, 05/25/2048 (e)	EUR	1,060	1,887
Reg. S, 2.25%, 10/25/2022	EUR	900	1,159
Reg. S, 2.25%, 05/25/2024	EUR	300	404
Reg. S, 2.50%, 05/25/2030	EUR	5,190	8,099
Reg. S, 2.75%, 10/25/2027	EUR	1,560	2,345
Reg. S, 3.00%, 04/25/2022	EUR	720	922
Reg. S, 3.25%, 05/25/2045	EUR	1,220	2,575
Reg. S, 3.50%, 04/25/2026	EUR	36	54
Reg. S, 4.00%, 10/25/2038	EUR	850	1,787
Reg. S, 4.00%, 04/25/2055 (e)	EUR	790	2,092
Reg. S, 4.00%, 04/25/2060	EUR	540	1,515
Reg. S, 4.50%, 04/25/2041	EUR	1,460	3,379

SEE NOTES TO FINANCIAL STATEMENTS.

104	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Reg. S, 4.75%, 04/25/2035	EUR	1,750	3,665
Reg. S, 5.50%, 04/25/2029	EUR	1,830	3,377
Reg. S, 5.75%, 10/25/2032	EUR	930	1,960
Reg. S, 6.00%, 10/25/2025	EUR	2,740	4,442
Reg. S, 8.50%, 04/25/2023	EUR	1,220	1,809
Gemeinsame Deutsche Bundeslaender, (Germany),
Series 46, Reg. S, 1.13%, 09/30/2024	EUR	720	935
Series 58, Reg. S, 0.00%, 02/19/2027	EUR	220	276
Hong Kong Government Bond Programme, (Hong Kong), 1.97%, 01/17/2029	HKD	1,300	185
Housing & Development Board, (Singapore),
Reg. S, 1.76%, 02/24/2027	SGD	250	199
2.09%, 08/30/2022	SGD	500	389
Reg. S, 2.25%, 11/21/2024	SGD	750	603
Reg. S, 2.32%, 01/24/2028	SGD	250	207
Reg. S, 2.60%, 10/30/2029	SGD	500	425
Hungary Government Bond, (Hungary),
Series 24/C, 2.50%, 10/24/2024	HUF	281,740	1,003
Series 26/E, 1.50%, 04/22/2026	HUF	100,410	341
Series 27/A, 3.00%, 10/27/2027	HUF	194,780	718
Series 28/A, 6.75%, 10/22/2028	HUF	25,000	115
Series 30/A, 3.00%, 08/21/2030	HUF	118,640	433
Hungary Government International Bond, (Hungary), Reg. S, 1.75%, 10/10/2027	EUR	425	571
Hydro-Quebec, (Canada), 6.00%, 02/15/2040	CAD	300	390
SUB, 8.40%, 03/28/2025		200	263
9.40%, 02/01/2021		12	12
Indonesia Government International Bond, (Indonesia), 0.90%, 02/14/2027	EUR	1,600	1,984
Reg. S, 2.15%, 07/18/2024	EUR	550	715
4.45%, 02/11/2024		200	221
Indonesia Treasury Bond, (Indonesia),
Series FR63, 5.63%, 05/15/2023	IDR	55,000,000	4,041
Series FR74, 7.50%, 08/15/2032	IDR	90,000,000	6,965
Series FR75, 7.50%, 05/15/2038	IDR	101,000,000	7,837
Series FR80, 7.50%, 06/15/2035	IDR	10,000,000	790
Series FR81, 6.50%, 06/15/2025	IDR	119,400,000	8,952
Series FR82, 7.00%, 09/15/2030	IDR	65,820,000	5,071
Series FR83, 7.50%, 04/15/2040	IDR	9,000,000	711
Series FR86, 5.50%, 04/15/2026	IDR	52,000,000	3,755
Infraestruturas de Portugal SA, (Portugal), Reg. S, 4.68%, 10/16/2024	EUR	150	217
Instituto de Credito Oficial, (Spain), Reg. S, 0.25%, 04/30/2024	EUR	50	63

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

International Bank for Reconstruction & Development, (Supranational), 0.00%, 01/15/2027	EUR	1,125	1,409
Zero Coupon, 10/31/2030		1,000	859
0.10%, 09/17/2035	EUR	775	968
0.25%, 09/23/2027	GBP	900	1,228
0.38%, 07/28/2025		50	50
0.50%, 07/24/2023	GBP	1,450	2,006
0.50%, 06/21/2035	EUR	50	66
0.88%, 12/13/2024	GBP	50	70
1.63%, 01/15/2025		215	226
2.00%, 01/26/2022		165	168
2.50%, 03/19/2024		365	391
Investitionsbank Schleswig-Holstein, (Germany), Reg. S, 0.01%, 05/15/2026	EUR	100	125
Ireland Government Bond, (Ireland),
Reg. S, 0.40%, 05/15/2035	EUR	610	799
Reg. S, 0.00%, 10/18/2022	EUR	330	408
Reg. S, 0.20%, 05/15/2027	EUR	880	1,124
Reg. S, 0.20%, 10/18/2030	EUR	720	924
Reg. S, 0.90%, 05/15/2028	EUR	12	16
Reg. S, 1.10%, 05/15/2029	EUR	240	331
Reg. S, 1.35%, 03/18/2031	EUR	365	522
Reg. S, 1.50%, 05/15/2050	EUR	230	376
Reg. S, 1.70%, 05/15/2037	EUR	290	455
Reg. S, 2.00%, 02/18/2045	EUR	330	579
Reg. S, 2.40%, 05/15/2030	EUR	590	910
Reg. S, 3.40%, 03/18/2024	EUR	490	677
Reg. S, 3.90%, 03/20/2023	EUR	270	363
5.40%, 03/13/2025	EUR	790	1,212
Israel Government AID Bond, (Israel), 5.50%, 09/18/2033		900	1,318
Israel Government Bond — Fixed, (Israel),
Series 142, 5.50%, 01/31/2042	ILS	290	159
Series 327, 2.00%, 03/31/2027	ILS	800	277
Series 537, 1.50%, 05/31/2037	ILS	305	97
Israel Government International Bond, (Israel),
Reg. S, 2.50%, 01/16/2049	EUR	425	692
2.75%, 07/03/2030		200	220
Italy Buoni Poliennali Del Tesoro, (Italy),
Reg. S, 0.85%, 01/15/2027 (e)	EUR	6,435	8,212
Reg. S, 0.30%, 08/15/2023 (e)	EUR	1,640	2,038
Reg. S, 0.60%, 06/15/2023	EUR	1,640	2,054
Reg. S, 0.90%, 08/01/2022	EUR	950	1,185
Reg. S, 0.90%, 04/01/2031	EUR	350	442
Reg. S, 0.95%, 09/15/2027 (e)	EUR	290	372
Reg. S, 0.95%, 08/01/2030	EUR	1,510	1,928
Reg. S, 1.00%, 07/15/2022	EUR	1,600	1,998
Reg. S, 1.25%, 12/01/2026	EUR	100	131
1.35%, 04/15/2022	EUR	72	90
Reg. S, 1.35%, 04/01/2030	EUR	1,390	1,838
Reg. S, 1.45%, 11/15/2024	EUR	1,900	2,471
Reg. S, 1.45%, 05/15/2025	EUR	770	1,005

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	105

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Reg. S, 1.45%, 03/01/2036 (e)	EUR	710	931
1.50%, 06/01/2025	EUR	1,620	2,121
Reg. S, 1.65%, 12/01/2030 (e)	EUR	1,170	1,586
Reg. S, 1.65%, 03/01/2032 (e)	EUR	513	695
Reg. S, 1.70%, 09/01/2051 (e)	EUR	340	442
Reg. S, 1.75%, 07/01/2024	EUR	1,140	1,489
Reg. S, 1.80%, 03/01/2041 (e)	EUR	430	581
Reg. S, 1.85%, 07/01/2025 (e)	EUR	2,260	3,004
2.00%, 12/01/2025	EUR	760	1,023
2.05%, 08/01/2027	EUR	1,290	1,770
Reg. S, 2.10%, 07/15/2026	EUR	1,480	2,014
2.20%, 06/01/2027	EUR	1,580	2,184
Reg. S, 2.25%, 09/01/2036 (e)	EUR	800	1,163
Reg. S, 2.45%, 09/01/2033 (e)	EUR	460	677
Reg. S, 2.50%, 11/15/2025	EUR	279	384
Reg. S, 2.70%, 03/01/2047 (e)	EUR	320	507
Reg. S, 2.80%, 12/01/2028	EUR	590	861
Reg. S, 2.80%, 03/01/2067 (e)	EUR	500	818
Reg. S, 2.95%, 09/01/2038 (e)	EUR	170	271
Reg. S, 3.00%, 08/01/2029	EUR	900	1,342
Reg. S, 3.10%, 03/01/2040 (e)	EUR	630	1,028
Reg. S, 3.25%, 09/01/2046 (e)	EUR	1,090	1,886
Reg. S, 3.35%, 03/01/2035 (e)	EUR	2,760	4,490
Reg. S, 3.45%, 03/01/2048 (e)	EUR	500	899
Reg. S, 3.50%, 03/01/2030 (e)	EUR	1,160	1,807
3.75%, 09/01/2024	EUR	1,230	1,721
Reg. S, 3.85%, 09/01/2049 (e)	EUR	560	1,080
Reg. S, 4.00%, 02/01/2037 (e)	EUR	1,310	2,313
4.50%, 05/01/2023	EUR	3,000	4,085
4.50%, 03/01/2024	EUR	59	83
Reg. S, 4.50%, 03/01/2026 (e)	EUR	3	4
Reg. S, 4.75%, 08/01/2023 (e)	EUR	1,000	1,385
Reg. S, 4.75%, 09/01/2028 (e)	EUR	1,470	2,399
Reg. S, 4.75%, 09/01/2044 (e)	EUR	2,050	4,278
5.00%, 03/01/2022	EUR	2,019	2,624
Reg. S, 5.00%, 03/01/2025 (e)	EUR	890	1,322
Reg. S, 5.00%, 08/01/2034 (e)	EUR	1,020	1,917
Reg. S, 5.00%, 08/01/2039 (e)	EUR	970	1,967
Reg. S, 5.00%, 09/01/2040 (e)	EUR	960	1,966
5.25%, 11/01/2029	EUR	1,000	1,737
5.50%, 09/01/2022	EUR	760	1,020
Reg. S, 5.50%, 11/01/2022	EUR	890	1,205
5.75%, 02/01/2033	EUR	490	948
Reg. S, 6.00%, 05/01/2031	EUR	1,150	2,170
6.50%, 11/01/2027	EUR	710	1,236
7.25%, 11/01/2026	EUR	1,580	2,738
Series 5Y, Reg. S, 2.45%, 10/01/2023	EUR	1,062	1,398
Series CAC, Reg. S, 2.45%, 09/01/2050 (e)	EUR	810	1,234
Japan Bank for International Cooperation, (Japan), 2.38%, 07/21/2022		200	206
Japan Expressway Holding and Debt Repayment Agency, (Japan),
Series 37, 2.42%, 06/20/2028	JPY	100,000	1,133
Series 75, 1.96%, 09/19/2031	JPY	100,000	1,147

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Japan Finance Corp., (Japan),
Series 57, 0.00%, 10/17/2025	JPY	400,000	3,873
Series 62, 0.00%, 07/31/2024	JPY	1,870,000	18,106
Japan Finance Organization for Municipalities, (Japan),
Reg. S, 0.05%, 02/12/2027	EUR	200	247
Series 4, 0.31%, 07/28/2023	JPY	1,000,000	9,763
Series 39, 0.82%, 08/26/2022	JPY	10,000	98
Series 55, 0.78%, 12/28/2023	JPY	100,000	990
Series 69, 0.48%, 02/28/2025	JPY	100,000	986
Series 2022, 2.32%, 06/18/2027	JPY	1,400,000	15,485
Japan Government Five Year Bond, (Japan),
Series 134, 0.10%, 12/20/2022	JPY	1,000,000	9,728
Series 135, 0.10%, 03/20/2023	JPY	1,735,200	16,891
Series 136, 0.10%, 06/20/2023	JPY	2,000,000	19,480
Series 143, 0.10%, 03/20/2025	JPY	586,400	5,732
Series 144, 0.10%, 06/20/2025	JPY	329,000	3,217
Japan Government Forty Year Bond, (Japan),
Series 1, 2.40%, 03/20/2048	JPY	100,000	1,411
Series 3, 2.20%, 03/20/2050	JPY	2,683,300	36,859
Series 4, 2.20%, 03/20/2051	JPY	322,200	4,438
Series 5, 2.00%, 03/20/2052	JPY	217,600	2,903
Series 7, 1.70%, 03/20/2054	JPY	5,600	71
Series 8, 1.40%, 03/20/2055	JPY	278,900	3,305
Series 9, 0.40%, 03/20/2056	JPY	36,500	324
Series 10, 0.90%, 03/20/2057	JPY	261,400	2,716
Series 11, 0.80%, 03/20/2058	JPY	802,900	8,091
Series 12, 0.50%, 03/20/2059	JPY	1,099,550	10,007
Series 13, 0.50%, 03/20/2060	JPY	294,700	2,682
Japan Government Ten Year Bond, (Japan),
Series 326, 0.70%, 12/20/2022	JPY	568,700	5,596
Series 328, 0.60%, 03/20/2023	JPY	378,650	3,726
Series 329, 0.80%, 06/20/2023	JPY	731,950	7,250
Series 330, 0.80%, 09/20/2023	JPY	5,612,350	55,715
Series 342, 0.10%, 03/20/2026	JPY	720,300	7,049
Series 343, 0.10%, 06/20/2026	JPY	988,200	9,676
Series 345, 0.10%, 12/20/2026	JPY	7,942,800	77,823
Series 346, 0.10%, 03/20/2027	JPY	1,000,000	9,802
Series 347, 0.10%, 06/20/2027	JPY	1,381,350	13,547
Series 348, 0.10%, 09/20/2027	JPY	3,407,900	33,428
Series 349, 0.10%, 12/20/2027	JPY	2,115,800	20,763
Series 350, 0.10%, 03/20/2028	JPY	290,250	2,847
Series 352, 0.10%, 09/20/2028	JPY	21,050	206
Series 354, 0.10%, 03/20/2029	JPY	142,650	1,399
Series 355, 0.10%, 06/20/2029	JPY	156,050	1,529
Series 356, 0.10%, 09/20/2029	JPY	2,081,850	20,389
Series 357, 0.10%, 12/20/2029	JPY	972,650	9,517
Series 358, 0.10%, 03/20/2030	JPY	1,115,100	10,903
Series 359, 0.10%, 06/20/2030	JPY	4,656,500	45,479
Series 360, 0.10%, 09/20/2030	JPY	733,950	7,160

SEE NOTES TO FINANCIAL STATEMENTS.

106	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Japan Government Thirty Year Bond, (Japan),
Series 4, 2.90%, 11/20/2030	JPY	149,300	1,855
Series 11, 1.70%, 06/20/2033	JPY	100,000	1,155
Series 19, 2.30%, 06/20/2035	JPY	3,067,700	38,498
Series 20, 2.50%, 09/20/2035	JPY	82,250	1,058
Series 21, 2.30%, 12/20/2035	JPY	749,850	9,455
Series 32, 2.30%, 03/20/2040	JPY	3,200	42
Series 33, 2.00%, 09/20/2040	JPY	3,575,400	45,110
Series 34, 2.20%, 03/20/2041	JPY	158,350	2,063
Series 35, 2.00%, 09/20/2041	JPY	480,950	6,106
Series 37, 1.90%, 09/20/2042	JPY	1,558,300	19,613
Series 38, 1.80%, 03/20/2043	JPY	103,400	1,285
Series 39, 1.90%, 06/20/2043	JPY	366,450	4,632
Series 42, 1.70%, 03/20/2044	JPY	688,300	8,450
Series 44, 1.70%, 09/20/2044	JPY	159,250	1,959
Series 45, 1.50%, 12/20/2044	JPY	2,900	34
Series 46, 1.50%, 03/20/2045	JPY	711,600	8,454
Series 47, 1.60%, 06/20/2045	JPY	627,000	7,592
Series 48, 1.40%, 09/20/2045	JPY	2,360,800	27,534
Series 49, 1.40%, 12/20/2045	JPY	438,550	5,117
Series 50, 0.80%, 03/20/2046	JPY	8,200	84
Series 51, 0.30%, 06/20/2046	JPY	5,750	53
Series 53, 0.60%, 12/20/2046	JPY	9,550	94
Series 56, 0.80%, 09/20/2047	JPY	2,362,650	24,213
Series 57, 0.80%, 12/20/2047	JPY	326,000	3,335
Series 58, 0.80%, 03/20/2048	JPY	176,250	1,800
Series 61, 0.70%, 12/20/2048	JPY	81,450	808
Series 62, 0.50%, 03/20/2049	JPY	2,351,650	22,118
Series 63, 0.40%, 06/20/2049	JPY	8,650	79
Series 64, 0.40%, 09/20/2049	JPY	16,000	146
Series 65, 0.40%, 12/20/2049	JPY	517,250	4,705
Series 66, 0.40%, 03/20/2050	JPY	366,650	3,331
Series 67, 0.60%, 06/20/2050	JPY	477,500	4,575
Series 68, 0.60%, 09/20/2050	JPY	46,800	448
Japan Government Twenty Year Bond, (Japan),
Series 59, 1.70%, 12/20/2022	JPY	39,600	397
Series 60, 1.40%, 12/20/2022	JPY	91,000	908
Series 75, 2.10%, 03/20/2025	JPY	37,000	392
Series 80, 2.10%, 06/20/2025	JPY	517,000	5,503
Series 82, 2.10%, 09/20/2025	JPY	1,631,800	17,458
Series 92, 2.10%, 12/20/2026	JPY	196,250	2,150
Series 94, 2.10%, 03/20/2027	JPY	47,500	523
Series 96, 2.10%, 06/20/2027	JPY	93,350	1,033
Series 99, 2.10%, 12/20/2027	JPY	77,100	861
Series 105, 2.10%, 09/20/2028	JPY	25,450	288
Series 109, 1.90%, 03/20/2029	JPY	6,139,250	69,015
Series 118, 2.00%, 06/20/2030	JPY	1,865,000	21,458
Series 121, 1.90%, 09/20/2030	JPY	1,808,800	20,707
Series 122, 1.80%, 09/20/2030	JPY	965,200	10,959
Series 123, 2.10%, 12/20/2030	JPY	29,450	344
Series 124, 2.00%, 12/20/2030	JPY	253,200	2,932
Series 125, 2.20%, 03/20/2031	JPY	190,150	2,246

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 140, 1.70%, 09/20/2032	JPY	2,049,100	23,517
Series 145, 1.70%, 06/20/2033	JPY	23,000	266
Series 148, 1.50%, 03/20/2034	JPY	970,000	11,023
Series 149, 1.50%, 06/20/2034	JPY	4,177,850	47,541
Series 150, 1.40%, 09/20/2034	JPY	6,281,850	70,777
Series 151, 1.20%, 12/20/2034	JPY	429,350	4,730
Series 152, 1.20%, 03/20/2035	JPY	1,277,600	14,084
Series 153, 1.30%, 06/20/2035	JPY	800,000	8,938
Series 154, 1.20%, 09/20/2035	JPY	622,650	6,877
Series 155, 1.00%, 12/20/2035	JPY	869,450	9,359
Series 156, 0.40%, 03/20/2036	JPY	168,600	1,669
Series 157, 0.20%, 06/20/2036	JPY	4,350	42
Series 161, 0.60%, 06/20/2037	JPY	227,350	2,309
Series 164, 0.50%, 03/20/2038	JPY	349,100	3,479
Series 165, 0.50%, 06/20/2038	JPY	397,450	3,957
Series 166, 0.70%, 09/20/2038	JPY	22,000	226
Series 167, 0.50%, 12/20/2038	JPY	1,278,150	12,690
Series 168, 0.40%, 03/20/2039	JPY	689,000	6,711
Series 172, 0.40%, 03/20/2040	JPY	145,000	1,406
Series 173, 0.40%, 06/20/2040	JPY	872,500	8,456
Series 174, 0.40%, 09/20/2040	JPY	2,985,300	28,906
Japan Government Two Year Bond, (Japan),
Series 410, 0.10%, 03/01/2022	JPY	900,000	8,739
Series 412, 0.10%, 05/01/2022	JPY	510,000	4,954
Series 414, 0.10%, 07/01/2022	JPY	2,453,100	23,840
Series 415, 0.10%, 08/01/2022	JPY	959,300	9,326
Series 418, 0.10%, 11/01/2022	JPY	764,450	7,435
Japan Housing Finance Agency, (Japan),
Series 71, 1.75%, 03/19/2026	JPY	200,000	2,105
Series 108, 1.43%, 06/18/2027	JPY	100,000	1,051
Japan International Cooperation Agency, (Japan), Series 35, 0.08%, 06/19/2026	JPY	200,000	1,936
Japanese Government CPI Linked Bond, Series 25, (Japan), 0.20%, 03/10/2030	JPY	99,119	980
Jersey International Bond, (Jersey), Reg. S, 3.75%, 06/09/2054	GBP	400	883
Kingdom of Belgium Government Bond, (Belgium),
Series 44, Reg. S, 5.00%, 03/28/2035 (e)	EUR	450	959
Series 48, 4.00%, 03/28/2022	EUR	880	1,137
Series 60, Reg. S, 4.25%, 03/28/2041 (e)	EUR	620	1,380
Series 66, Reg. S, 4.00%, 03/28/2032	EUR	530	966
Series 68, Reg. S, 2.25%, 06/22/2023	EUR	320	420
Series 71, Reg. S, 3.75%, 06/22/2045	EUR	370	830
Series 72, Reg. S, 2.60%, 06/22/2024 (e)	EUR	80	109

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	107

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Series 73, Reg. S, 3.00%, 06/22/2034 (e)	EUR	2,090	3,655
Series 74, Reg. S, 0.80%, 06/22/2025 (e)	EUR	870	1,134
Series 75, Reg. S, 1.00%, 06/22/2031 (e)	EUR	260	363
Series 76, Reg. S, 1.90%, 06/22/2038 (e)	EUR	410	665
Series 77, Reg. S, 1.00%, 06/22/2026 (e)	EUR	1,200	1,599
Series 78, Reg. S, 1.60%, 06/22/2047 (e)	EUR	920	1,498
Series 79, Reg. S, 0.20%, 10/22/2023 (e)	EUR	650	814
Series 80, Reg. S, 2.15%, 06/22/2066 (e)	EUR	280	577
Series 81, Reg. S, 0.80%, 06/22/2027 (e)	EUR	100	133
Series 82, Reg. S, 0.50%, 10/22/2024 (e)	EUR	780	997
Series 83, Reg. S, 2.25%, 06/22/2057 (e)	EUR	290	577
Series 84, Reg. S, 1.45%, 06/22/2037 (e)	EUR	190	288
Series 85, Reg. S, 0.80%, 06/22/2028 (e)	EUR	1,400	1,884
Series 86, Reg. S, 1.25%, 04/22/2033	EUR	700	1,014
Series 87, Reg. S, 0.90%, 06/22/2029 (e)	EUR	610	832
Series 88, Reg. S, 1.70%, 06/22/2050 (e)	EUR	440	744
Series 89, Reg. S, 0.10%, 06/22/2030	EUR	500	640
Series 90, Reg. S, 0.40%, 06/22/2040 (e)	EUR	260	335
Series 91, Reg. S, 0.00%, 10/22/2027 (e)	EUR	1,040	1,320
Series 65, Reg. S, 4.25%, 09/28/2022 (e)	EUR	460	611
Kommunalbanken A/S, (Norway),
Reg. S, 0.05%, 10/24/2029	EUR	100	125
Reg. S, 0.63%, 04/20/2026	EUR	500	643
Kommunekredit, (Denmark),
Reg. S, 0.25%, 03/29/2023	EUR	175	218
Reg. S, 0.50%, 01/24/2025	EUR	700	889
Kommuninvest I Sverige AB, (Sweden),
Reg. S, 1.50%, 05/12/2025	SEK	3,000	386
Series 2505, Reg. S, 1.00%, 05/12/2025	SEK	5,000	630
Series 2602, Reg. S, 0.75%, 02/04/2026	SEK	2,880	360
Series G23, Reg. S, 0.63%, 06/01/2023	SEK	100	12
Series G24, Reg. S, 0.38%, 03/27/2024	SEK	4,880	600
Korea Development Bank (The), (South Korea), 6.00%, 01/22/2025	IDR	15,000,000	1,094

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Korea Expressway Corp., (South Korea), Reg. S, 4.73%, 03/28/2021	CNH	5,000	772
Korea Housing Finance Corp., (South Korea), Reg. S, 0.10%, 06/18/2024	EUR	100	124
Korea Hydro & Nuclear Power Co. Ltd., (South Korea), Reg. S, 0.00%, 07/19/2024	CHF	300	341
Korea National Oil Corp., (South Korea), Reg. S, 0.00%, 10/04/2024	CHF	300	341
Korea Treasury Bond, (South Korea),
Series 2212, 1.25%, 12/10/2022	KRW	6,850,000	6,346
Series 2306, 1.00%, 06/10/2023	KRW	41,745,000	38,429
Series 2509, 1.13%, 09/10/2025	KRW	13,030,000	11,871
Series 2612, 1.50%, 12/10/2026	KRW	9,600,000	8,852
Series 2912, 1.38%, 12/10/2029	KRW	24,541,000	21,930
Series 3006, 1.38%, 06/10/2030	KRW	1,200,000	1,069
Series 3609, 1.50%, 09/10/2036	KRW	900,000	793
Series 3909, 1.13%, 09/10/2039	KRW	35,443,630	28,950
Series 5003, 1.50%, 03/10/2050	KRW	8,327,000	7,076
Series 6609, 1.50%, 09/10/2066	KRW	2,340,000	1,926
Kuntarahoitus OYJ, (Finland),
Reg. S, 0.05%, 09/06/2029	EUR	100	126
Reg. S, 0.13%, 03/07/2024	EUR	180	225
Reg. S, 1.25%, 02/23/2033	EUR	200	285
Land Baden-Wuerttemberg, (Germany),
Reg. S, 0.63%, 01/27/2026	EUR	380	491
Series 120, Reg. S, 2.00%, 11/13/2023	EUR	220	289
Land Berlin, (Germany),
Reg. S, 0.01%, 07/02/2030	EUR	490	616
Series 493, Reg. S, 0.63%, 02/08/2027	EUR	570	744
Series 495, Reg. S, 1.38%, 06/05/2037	EUR	260	388
Land Thueringen, (Germany), Reg. S, 0.05%, 05/06/2030	EUR	260	328
Latvia Government International Bond, (Latvia),
Reg. S, 1.13%, 05/30/2028	EUR	390	526
Reg. S, 1.38%, 05/16/2036	EUR	110	160
Lithuania Government International Bond, (Lithuania),
Reg. S, 0.25%, 05/06/2025	EUR	70	88
Reg. S, 0.50%, 07/28/2050	EUR	140	173
Reg. S, 0.75%, 05/06/2030	EUR	440	584
Luxembourg Government Bond, (Luxembourg),
Reg. S, 0.00%, 04/28/2025	EUR	240	301
Reg. S, 0.00%, 11/13/2026	EUR	130	164
Reg. S, 0.00%, 04/28/2030	EUR	150	190
Malaysia Government Bond, (Malaysia),
Series 118, 3.88%, 03/14/2025	MYR	2,000	532
Series 215, 3.80%, 09/30/2022	MYR	1,000	257
Series 216, 4.74%, 03/15/2046	MYR	7,200	2,044
Series 217, 4.06%, 09/30/2024	MYR	12,000	3,195

SEE NOTES TO FINANCIAL STATEMENTS.

108	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Series 218, 3.76%, 04/20/2023	MYR	15,000	3,882
Series 219, 3.89%, 08/15/2029	MYR	3,800	1,039
Series 317, 4.76%, 04/07/2037	MYR	2,200	636
Series 318, 4.64%, 11/07/2033	MYR	3,000	853
Series 319, 3.48%, 06/14/2024	MYR	5,500	1,434
Series 418, 4.89%, 06/08/2038	MYR	11,600	3,400
Series 518, 4.92%, 07/06/2048	MYR	1,800	528
Series 519, 3.76%, 05/22/2040	MYR	30	8
Malaysia Government Investment Issue, (Malaysia),
Series 119, 4.13%, 07/09/2029	MYR	31,630	8,682
Series 217, 4.05%, 08/15/2024	MYR	3,090	819
Series 218, 4.37%, 10/31/2028	MYR	7,600	2,116
Series 418, 3.73%, 03/31/2022	MYR	1,800	458
Series 517, 4.76%, 08/04/2037	MYR	1,600	451
Series 615, 4.79%, 10/31/2035	MYR	6,300	1,796
Series 719, 3.15%, 05/15/2023	MYR	9,000	2,300
Mexican Bonos, (Mexico),
Series M, 7.75%, 05/29/2031	MXN	12,000	709
Series M 20, 7.50%, 06/03/2027	MXN	7,000	400
Series M 20, 8.50%, 05/31/2029	MXN	1,000	61
Mexico Government International Bond, (Mexico),
1.13%, 01/17/2030	EUR	100	121
1.35%, 09/18/2027	EUR	1,575	1,983
1.63%, 04/08/2026	EUR	100	127
2.66%, 05/24/2031		200	205
3.00%, 03/06/2045	EUR	425	575
3.25%, 04/16/2030		200	216
4.75%, 03/08/2044		170	202
5.75%, 10/12/2110		20	27
6.75%, 02/06/2024	GBP	100	161
Ministeries Van de Vlaamse Gemeenschap, (Belgium),
Reg. S, 0.01%, 06/23/2027	EUR	500	626
Reg. S, 0.38%, 10/13/2026	EUR	100	127
Reg. S, 1.38%, 11/21/2033	EUR	300	432
Reg. S, 1.50%, 07/12/2038	EUR	100	149
Municipal Finance Authority of British Columbia, (Canada),
1.10%, 06/01/2025	CAD	200	160
2.55%, 10/09/2029	CAD	300	262
2.80%, 12/03/2023	CAD	1,000	837
Nederlandse Waterschapsbank NV, (Netherlands),
Reg. S, 0.05%, 01/28/2030	EUR	250	314
0.13%, 09/25/2023	EUR	400	498
Reg. S, 0.25%, 06/07/2024	EUR	683	858
Reg. S, 0.50%, 01/19/2023	EUR	260	325
Reg. S, 0.75%, 10/04/2041	EUR	100	136
Reg. S, 1.00%, 03/01/2028	EUR	300	403
Reg. S, 1.25%, 05/27/2036	EUR	140	202
Reg. S, 1.50%, 06/15/2039	EUR	160	245
5.20%, 03/31/2025	CAD	1,000	928

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Netherlands Government Bond, (Netherlands),
Reg. S, 4.00%, 01/15/2037 (e)	EUR	520	1,090
Reg. S, 0.00%, 01/15/2022 (e)	EUR	480	591
Reg. S, 0.00%, 01/15/2027 (e)	EUR	990	1,257
Reg. S, 0.00%, 07/15/2030 (e)	EUR	620	794
Reg. S, 0.00%, 01/15/2052 (e)	EUR	280	351
Reg. S, 0.50%, 07/15/2026 (e)	EUR	460	599
Reg. S, 0.50%, 01/15/2040 (e)	EUR	320	449
Reg. S, 0.75%, 07/15/2027 (e)	EUR	1,520	2,029
Reg. S, 1.75%, 07/15/2023 (e)	EUR	1,605	2,085
Reg. S, 2.00%, 07/15/2024 (e)	EUR	560	751
Reg. S, 2.25%, 07/15/2022 (e)	EUR	1,280	1,635
Reg. S, 2.50%, 01/15/2033 (e)	EUR	2,080	3,459
Reg. S, 2.75%, 01/15/2047 (e)	EUR	1,030	2,249
Reg. S, 3.75%, 01/15/2042 (e)	EUR	658	1,502
5.50%, 01/15/2028	EUR	210	369
New South Wales Treasury Corp., (Australia),
1.00%, 02/08/2024	AUD	500	395
2.00%, 03/20/2031	AUD	1,900	1,567
2.00%, 03/08/2033	AUD	1,500	1,224
2.25%, 05/07/2041	AUD	700	550
3.00%, 03/20/2028	AUD	1,800	1,600
Reg. S, 3.00%, 02/20/2030	AUD	300	269
Series 22, 6.00%, 03/01/2022	AUD	600	494
Series 27, Reg. S, 3.00%, 05/20/2027	AUD	4,100	3,619
New Zealand Government Bond, (New Zealand),
0.25%, 05/15/2028	NZD	3,700	2,568
0.50%, 05/15/2024	NZD	5,500	3,977
1.50%, 05/15/2031	NZD	2,700	2,038
1.75%, 05/15/2041	NZD	630	446
Series 423, Reg. S, 5.50%, 04/15/2023	NZD	3,250	2,616
Series 427, Reg. S, 4.50%, 04/15/2027	NZD	730	652
Series 429, 3.00%, 04/20/2029	NZD	280	237
Series 433, Reg. S, 3.50%, 04/14/2033	NZD	1,380	1,254
Series 437, Reg. S, 2.75%, 04/15/2037	NZD	2,050	1,734
New Zealand Local Government Funding Agency Bond, (New Zealand),
2.00%, 04/15/2037	NZD	200	143
3.50%, 04/14/2033	NZD	300	262
Northern Territory Treasury Corp., (Australia),
Reg. S, 2.00%, 04/21/2031	AUD	600	483
2.75%, 04/21/2027	AUD	2,200	1,904
Norway Government Bond, (Norway),
Series 475, Reg. S, 2.00%, 05/24/2023 (e)	NOK	1,590	193
Series 476, Reg. S, 3.00%, 03/14/2024 (e)	NOK	3,240	408
Series 477, Reg. S, 1.75%, 03/13/2025 (e)	NOK	1,920	235
Series 479, Reg. S, 1.75%, 02/17/2027 (e)	NOK	3,070	379
Series 480, Reg. S, 2.00%, 04/26/2028 (e)	NOK	1,450	183

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	109

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Series 481, Reg. S, 1.75%, 09/06/2029 (e)	NOK	3,040	379
Series 482, Reg. S, 1.38%, 08/19/2030 (e)	NOK	3,270	396
OMERS Finance Trust, (Canada), 0.45%, 05/13/2025 (e)	EUR	250	314
Reg. S, 0.45%, 05/13/2025	EUR	2,700	3,393
Ontario Teachers’ Finance Trust, (Canada), Reg. S, 0.50%, 05/06/2025	EUR	3,400	4,288
Panama Government International Bond, (Panama), 6.70%, 01/26/2036		60	89
Peruvian Government International Bond, (Peru),
2.39%, 01/23/2026		105	112
2.75%, 01/30/2026	EUR	425	589
2.78%, 01/23/2031		110	120
Reg. S, 6.90%, 08/12/2037	PEN	1,000	341
Philippine Government International Bond, (Philippines),
1.65%, 06/10/2031		200	202
9.50%, 02/02/2030		100	165
Portugal Obrigacoes do Tesouro OT, (Portugal),
Reg. S, 0.48%, 10/18/2030 (e)	EUR	770	981
Reg. S, 0.70%, 10/15/2027 (e)	EUR	1,305	1,697
Reg. S, 0.90%, 10/12/2035 (e)	EUR	337	441
Reg. S, 2.13%, 10/17/2028 (e)	EUR	290	417
Reg. S, 2.20%, 10/17/2022 (e)	EUR	740	951
Reg. S, 2.88%, 10/15/2025 (e)	EUR	610	865
Reg. S, 2.88%, 07/21/2026 (e)	EUR	580	837
Reg. S, 3.88%, 02/15/2030 (e)	EUR	50	83
Reg. S, 4.10%, 04/15/2037 (e)	EUR	510	984
Reg. S, 4.10%, 02/15/2045 (e)	EUR	500	1,062
Reg. S, 4.13%, 04/14/2027 (e)	EUR	480	751
Reg. S, 5.65%, 02/15/2024 (e)	EUR	670	978
Series 15Y, Reg. S, 2.25%, 04/18/2034 (e)	EUR	300	461
Province of Alberta Canada, (Canada),
Reg. S, 1.50%, 12/15/2022	GBP	400	561
2.20%, 06/01/2026	CAD	600	505
Province of British Columbia Canada, (Canada),
2.80%, 06/18/2048	CAD	200	184
7.88%, 11/30/2023	CAD	120	113
Province of Manitoba Canada, (Canada), 2.75%, 06/02/2029	CAD	500	440
Province of Nova Scotia Canada, (Canada), 3.45%, 06/01/2045	CAD	200	196
Province of Ontario Canada, (Canada),
Reg. S, 0.50%, 12/15/2023	GBP	500	690
Reg. S, 0.63%, 04/17/2025	EUR	400	510
5.60%, 06/02/2035	CAD	300	353
Province of Quebec Canada, (Canada),
Reg. S, 0.88%, 07/05/2028	EUR	1,025	1,350
Reg. S, 2.38%, 01/22/2024	EUR	425	563
3.50%, 12/01/2045	CAD	200	204

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Province of Saskatchewan Canada, (Canada), 3.30%, 06/02/2048	CAD	300	290
Queensland Treasury Corp., (Australia),
Reg. S, 1.75%, 08/21/2031 (e)	AUD	1,700	1,371
Reg. S, 1.75%, 07/20/2034 (e)	AUD	1,100	858
Reg. S, 2.25%, 04/16/2040 (e)	AUD	1,100	863
Reg. S, 3.25%, 08/21/2029 (e)	AUD	2,000	1,831
Series 23, Reg. S, 4.25%, 07/21/2023 (e)	AUD	3,500	2,979
Series 24, Reg. S, 5.75%, 07/22/2024	AUD	1,100	1,013
Series 26, Reg. S, 3.25%, 07/21/2026 (e)	AUD	1,000	885
Series 27, Reg. S, 2.75%, 08/20/2027 (e)	AUD	800	699
Series 28, Reg. S, 3.25%, 07/21/2028 (e)	AUD	2,100	1,903
Regie Autonome des Transports Parisiens, (France),
Reg. S, 0.38%, 06/15/2024	EUR	300	376
Reg. S, 0.88%, 05/25/2027	EUR	100	131
Reg. S, 1.75%, 05/25/2031	EUR	500	724
Region of Ile de France, (France),
Reg. S, 0.50%, 06/14/2025	EUR	200	255
Reg. S, 3.63%, 03/27/2024	EUR	100	138
Region Wallonne Belgium, (Belgium),
Reg. S, 0.05%, 06/22/2025	EUR	800	995
Reg. S, 0.25%, 05/03/2026	EUR	300	377
Reg. S, 1.05%, 06/22/2040	EUR	100	136
Republic of Austria Government Bond, (Austria),
Reg. S, 0.00%, 04/20/2023 (e)	EUR	850	1,055
Reg. S, 0.00%, 07/15/2023 (e)	EUR	700	870
Reg. S, 0.00%, 07/15/2024 (e)	EUR	280	350
Reg. S, 0.00%, 02/20/2030 (e)	EUR	240	305
Reg. S, 0.00%, 10/20/2040 (e)	EUR	150	184
Reg. S, 0.50%, 04/20/2027 (e)	EUR	600	786
Reg. S, 0.50%, 02/20/2029 (e)	EUR	610	808
Reg. S, 0.75%, 10/20/2026 (e)	EUR	1,000	1,322
Reg. S, 0.75%, 02/20/2028 (e)	EUR	320	428
Reg. S, 0.75%, 03/20/2051 (e)	EUR	315	460
Reg. S, 0.85%, 06/30/2120 (e)	EUR	50	80
Reg. S, 1.50%, 02/20/2047 (e)	EUR	220	371
Reg. S, 1.50%, 11/02/2086 (e)	EUR	190	391
Reg. S, 2.10%, 09/20/2117 (e)	EUR	310	844
Reg. S, 2.40%, 05/23/2034 (e)	EUR	615	1,024
Reg. S, 3.15%, 06/20/2044 (e)	EUR	350	748
Reg. S, 3.65%, 04/20/2022 (e)	EUR	790	1,019
Reg. S, 3.80%, 01/26/2062 (e)	EUR	150	445
Reg. S, 4.15%, 03/15/2037 (e)	EUR	530	1,107
Reg. S, 4.85%, 03/15/2026 (e)	EUR	570	901
Series 1, Reg. S, 1.65%, 10/21/2024 (e)	EUR	920	1,226
Republic of Italy Government International Bond, (Italy),
Reg. S, (0.08 * ICE EURIBOR Swap Rate 30 Year + 0.00%), 4.25%, 06/28/2029 (aa)	EUR	1,000	1,580

SEE NOTES TO FINANCIAL STATEMENTS.

110	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Reg. S, 5.13%, 07/31/2024	EUR	520	751
Reg. S, 6.00%, 08/04/2028	GBP	1,050	1,898
Republic of Poland Government Bond, (Poland),
Series 428, 2.75%, 04/25/2028	PLN	500	152
Series 722, Zero Coupon, 07/25/2022	PLN	2,880	770
Series 726, 2.50%, 07/25/2026	PLN	770	228
Series 727, 2.50%, 07/25/2027	PLN	5,420	1,613
Series 922, 5.75%, 09/23/2022	PLN	1,690	497
Series 1024, 2.25%, 10/25/2024	PLN	5,960	1,712
Series 1029, 2.75%, 10/25/2029	PLN	2,800	856
Series 1030, 1.25%, 10/25/2030	PLN	23	6
Republic of Poland Government International Bond, (Poland),
Reg. S, 0.00%, 07/07/2023	EUR	425	522
Reg. S, 0.00%, 02/10/2025	EUR	60	74
Reg. S, 1.13%, 08/07/2026	EUR	925	1,215
Reg. S, 2.00%, 03/08/2049	EUR	53	86
Romania Government Bond, (Romania), Series 5Y, 3.65%, 07/28/2025	RON	1,000	261
Romanian Government International Bond, (Romania),
Reg. S, 2.75%, 02/26/2026	EUR	15	20
Reg. S, 2.88%, 10/28/2024	EUR	775	1,040
Reg. S, 3.38%, 02/08/2038	EUR	225	316
Reg. S, 3.38%, 01/28/2050	EUR	465	652
Reg. S, 3.62%, 05/26/2030	EUR	975	1,421
Russian Federal Bond — OFZ, (Russia),
Series 6207, 8.15%, 02/03/2027	RUB	32,780	504
Series 6212, 7.05%, 01/19/2028	RUB	53,210	777
Series 6220, 7.40%, 12/07/2022	RUB	20,430	292
Series 6221, 7.70%, 03/23/2033	RUB	27,810	424
Series 6222, 7.10%, 10/16/2024	RUB	69,940	1,014
Series 6223, 6.50%, 02/28/2024	RUB	70,390	997
Series 6225, 7.25%, 05/10/2034	RUB	364	5
Series 6226, 7.95%, 10/07/2026	RUB	951	14
Series 6228, 7.65%, 04/10/2030	RUB	58,968	900
Series 6233, 6.10%, 07/18/2035	RUB	17,890	237
SA de Gestion de Stocks de Securite, (France), Reg. S, 4.00%, 01/24/2024	EUR	100	138
Saitama Prefecture, (Japan), Series 7, 2.29%, 06/22/2029	JPY	500,000	5,734
Saudi Government International Bond, (Saudi Arabia), Reg. S, 0.75%, 07/09/2027	EUR	100	126
SFIL SA, (France),
Reg. S, 0.00%, 05/24/2024	EUR	200	248
Reg. S, 0.13%, 10/18/2024	EUR	500	624
Singapore Government Bond, (Singapore),
2.00%, 02/01/2024	SGD	7,700	6,121
2.13%, 06/01/2026	SGD	600	491
2.25%, 08/01/2036	SGD	600	527
2.38%, 06/01/2025	SGD	600	493
2.38%, 07/01/2039	SGD	1,320	1,191
2.63%, 05/01/2028	SGD	5,450	4,666

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

2.75%, 04/01/2042	SGD	2,710	2,627
2.75%, 03/01/2046	SGD	260	262
2.88%, 09/01/2030	SGD	1,015	912
3.13%, 09/01/2022	SGD	500	396
3.38%, 09/01/2033	SGD	1,150	1,111
Slovakia Government Bond, (Slovakia),
Series 225, Reg. S, 3.00%, 02/28/2023	EUR	370	487
Series 231, 0.63%, 05/22/2026	EUR	860	1,119
Series 233, Reg. S, 2.00%, 10/17/2047	EUR	180	320
Series 239, Reg. S, 1.00%, 05/14/2032	EUR	740	1,048
Slovenia Government Bond, (Slovenia),
Reg. S, 0.88%, 07/15/2030	EUR	190	255
Series RS70, Reg. S, 5.13%, 03/30/2026	EUR	470	744
Series RS74, Reg. S, 1.50%, 03/25/2035	EUR	120	177
Series RS76, Reg. S, 3.13%, 08/07/2045	EUR	160	327
Series RS77, Reg. S, 2.25%, 03/03/2032	EUR	130	201
Series RS82, Reg. S, 0.28%, 01/14/2030	EUR	200	255
SNCF Reseau, (France),
Reg. S, 0.88%, 01/22/2029	EUR	200	265
Reg. S, 1.13%, 05/19/2027	EUR	400	533
Reg. S, 1.50%, 05/29/2037	EUR	300	439
2.00%, 11/12/2026	CHF	300	384
Reg. S, 2.00%, 02/05/2048	EUR	100	162
5.00%, 10/10/2033	EUR	200	395
Reg. S, 5.00%, 03/11/2052	GBP	145	372
Reg. S, 5.25%, 12/07/2028	GBP	300	555
Societe Du Grand Paris EPIC, (France),
Reg. S, 0.70%, 10/15/2060	EUR	200	249
Reg. S, 1.13%, 10/22/2028	EUR	700	951
Reg. S, 1.13%, 05/25/2034	EUR	200	279
Reg. S, 1.70%, 05/25/2050	EUR	300	485
Societe Nationale SNCF SA, (France),
Reg. S, 0.63%, 04/17/2030	EUR	300	387
Reg. S, 1.50%, 02/02/2029	EUR	100	137
Reg. S, 4.63%, 02/02/2024	EUR	300	423
Reg. S, 5.38%, 03/18/2027	GBP	400	699
South Australian Government Financing Authority, (Australia),
2.75%, 05/24/2030	AUD	500	441
Series 23, 4.25%, 11/20/2023	AUD	350	302
Series 24, Reg. S, 2.25%, 08/15/2024	AUD	400	330
Series 26, Reg. S, 3.00%, 07/20/2026	AUD	1,600	1,397
Spain Government Bond, (Spain),
Reg. S, 1.25%, 10/31/2030 (e)	EUR	2,170	2,962
Reg. S, 2.15%, 10/31/2025 (e)	EUR	3,525	4,849
0.00%, 04/30/2023	EUR	3,598	4,453
0.00%, 01/31/2025	EUR	1,479	1,842
0.35%, 07/30/2023	EUR	1,880	2,350
0.40%, 04/30/2022	EUR	1,099	1,361
Reg. S, 0.50%, 04/30/2030 (e)	EUR	920	1,177
Reg. S, 0.60%, 10/31/2029 (e)	EUR	680	879
Reg. S, 0.80%, 07/30/2027 (e)	EUR	1,640	2,144
Reg. S, 1.00%, 10/31/2050 (e)	EUR	1,160	1,465
Reg. S, 1.20%, 10/31/2040 (e)	EUR	940	1,271
Reg. S, 1.30%, 10/31/2026 (e)	EUR	770	1,033

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	111

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
Reg. S, 1.40%, 04/30/2028 (e)	EUR	16	22
Reg. S, 1.45%, 10/31/2027 (e)	EUR	1,840	2,509
Reg. S, 1.45%, 04/30/2029 (e)	EUR	3,020	4,168
Reg. S, 1.50%, 04/30/2027 (e)	EUR	1,520	2,072
Reg. S, 1.60%, 04/30/2025 (e)	EUR	430	573
Reg. S, 1.85%, 07/30/2035 (e)	EUR	1,650	2,440
Reg. S, 1.95%, 04/30/2026 (e)	EUR	340	468
Reg. S, 1.95%, 07/30/2030 (e)	EUR	1,340	1,941
Reg. S, 2.35%, 07/30/2033 (e)	EUR	670	1,032
Reg. S, 2.75%, 10/31/2024 (e)	EUR	930	1,279
Reg. S, 2.90%, 10/31/2046 (e)	EUR	600	1,098
Reg. S, 3.45%, 07/30/2066 (e)	EUR	740	1,633
Reg. S, 3.80%, 04/30/2024 (e)	EUR	940	1,316
Reg. S, 4.20%, 01/31/2037 (e)	EUR	710	1,380
Reg. S, 4.40%, 10/31/2023 (e)	EUR	770	1,074
Reg. S, 4.65%, 07/30/2025 (e)	EUR	1,763	2,662
Reg. S, 4.70%, 07/30/2041 (e)	EUR	910	1,991
Reg. S, 4.90%, 07/30/2040 (e)	EUR	770	1,700
Reg. S, 5.15%, 10/31/2028 (e)	EUR	1,230	2,129
Reg. S, 5.15%, 10/31/2044 (e)	EUR	850	2,051
5.75%, 07/30/2032	EUR	800	1,606
Reg. S, 5.85%, 01/31/2022 (e)	EUR	590	771
Reg. S, 5.90%, 07/30/2026 (e)	EUR	16	26
6.00%, 01/31/2029	EUR	1,430	2,616
Series 5YR, Reg. S, 0.25%, 07/30/2024 (e)	EUR	3	4
Series 30Y, Reg. S, 2.70%, 10/31/2048 (e)	EUR	470	843
State of Brandenburg, (Germany), Reg. S, 1.45%, 11/26/2038	EUR	180	275
State of Bremen, (Germany),
Series 191, Reg. S, 1.88%, 03/18/2024	EUR	580	764
Series 215, Reg. S, 1.20%, 01/30/2034	EUR	40	57
Series 224, Reg. S, 0.40%, 08/20/2049	EUR	30	39
Series 232, Reg. S, 0.55%, 02/04/2050	EUR	30	40
State of Hesse, (Germany),
Reg. S, 0.88%, 12/10/2024	EUR	600	774
Reg. S, 1.38%, 06/10/2024	EUR	490	639
Series 1801, Reg. S, 0.63%, 08/02/2028	EUR	230	304
State of Lower Saxony, (Germany),
0.05%, 03/09/2035	EUR	130	161
Series 884, Reg. S, 0.88%, 10/25/2028	EUR	320	431
State of North Rhine-Westphalia Germany, (Germany),
Reg. S, 0.20%, 04/09/2030	EUR	100	128
Reg. S, 0.38%, 02/16/2023	EUR	400	499
Reg. S, 0.38%, 09/02/2050	EUR	210	274
Reg. S, 0.75%, 08/16/2041	EUR	360	496
Reg. S, 0.80%, 07/30/2049	EUR	100	143
Reg. S, 1.38%, 01/15/2120	EUR	120	189
Reg. S, 1.45%, 02/16/2043	EUR	100	157
Reg. S, 1.65%, 02/22/2038	EUR	110	172
Reg. S, 1.65%, 05/16/2047	EUR	80	134
Reg. S, 1.75%, 10/26/2057	EUR	100	183
Reg. S, 1.75%, 07/11/2068	EUR	20	37

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 1.88%, 09/15/2022	EUR	600	764
Reg. S, 1.88%, 03/15/2024	EUR	630	830
Reg. S, 2.15%, 03/21/2119	EUR	202	437
Series 15YR, Reg. S, 1.10%, 03/13/2034	EUR	110	156
Series 790, Reg. S, 4.38%, 04/29/2022	EUR	640	833
Series 1250, Reg. S, 2.38%, 05/13/2033	EUR	350	562
Series 1409, Reg. S, 0.50%, 04/16/2026	EUR	360	463
State of Rhineland-Palatinate, (Germany),
Reg. S, 0.38%, 01/26/2027	EUR	220	283
Reg. S, 0.75%, 01/19/2026	EUR	350	455
State of Saxony-Anhalt, (Germany), Reg. S, 1.88%, 04/10/2024	EUR	300	396
State of Schleswig-Holstein Germany, (Germany),
Reg. S, 0.13%, 06/12/2029	EUR	160	204
Reg. S, 0.50%, 03/22/2029	EUR	140	183
Reg. S, 0.63%, 08/31/2028	EUR	140	185
States of Guernsey Bond, (Guernsey), Reg. S, 3.38%, 12/12/2046	GBP	200	388
Sweden Government Bond, (Sweden),
Series 1053, 3.50%, 03/30/2039	SEK	2,210	420
Series 1054, 3.50%, 06/01/2022	SEK	6,250	801
Series 1056, Reg. S, 2.25%, 06/01/2032	SEK	1,000	151
Series 1057, Reg. S, 1.50%, 11/13/2023 (e)	SEK	7,010	898
Series 1059, Reg. S, 1.00%, 11/12/2026	SEK	4,770	621
Series 1061, Reg. S, 0.75%, 11/12/2029 (e)	SEK	2,490	325
Series 1062, Reg. S, 0.13%, 05/12/2031 (e)	SEK	3,640	446
Series 1063, 0.50%, 11/24/2045	SEK	640	78
Sweden Government International Bond, (Sweden), Reg. S, 0.13%, 04/24/2023	EUR	700	869
Swiss Confederation Government Bond, (Switzerland),
Reg. S, 0.00%, 06/22/2029	CHF	240	285
Reg. S, 0.00%, 06/26/2034	CHF	440	524
Reg. S, 0.00%, 07/24/2039	CHF	130	156
Reg. S, 0.50%, 05/27/2030	CHF	330	410
Reg. S, 0.50%, 06/28/2045	CHF	60	82
Reg. S, 0.50%, 05/30/2058	CHF	160	247
Reg. S, 1.25%, 06/11/2024	CHF	410	496
Reg. S, 1.25%, 06/27/2037	CHF	230	329
Reg. S, 1.50%, 07/24/2025	CHF	190	237
Reg. S, 1.50%, 04/30/2042	CHF	90	142
Reg. S, 2.00%, 05/25/2022	CHF	200	235
Reg. S, 2.00%, 06/25/2064	CHF	80	195
Reg. S, 3.25%, 06/27/2027	CHF	510	725
Reg. S, 4.00%, 01/06/2049	CHF	130	333
Thailand Government Bond, (Thailand),
1.45%, 12/17/2024	THB	58,000	2,004
1.60%, 12/17/2029	THB	37,000	1,281
1.88%, 06/17/2049	THB	51,000	1,642

SEE NOTES TO FINANCIAL STATEMENTS.

112	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Foreign Government Securities — continued
2.00%, 12/17/2022	THB	111,000	3,822
2.00%, 06/17/2042	THB	4,000	139
2.13%, 12/17/2026	THB	1,570	57
2.40%, 12/17/2023	THB	220,000	7,761
2.88%, 12/17/2028	THB	180,000	6,837
2.88%, 06/17/2046	THB	15,000	597
3.30%, 06/17/2038	THB	202,300	8,386
3.60%, 06/17/2067	THB	53,000	2,378
3.65%, 06/20/2031	THB	50,000	2,061
Tokyo Metropolitan Government, (Japan),
Series 716, 0.77%, 12/20/2022	JPY	100,000	983
Series 726, 0.73%, 12/20/2023	JPY	1,800,000	17,798
Series 727, 0.72%, 12/20/2023	JPY	1,200,000	11,862
Treasury Corp. of Victoria, (Australia),
1.00%, 11/20/2023	AUD	3,650	2,879
1.25%, 11/19/2027	AUD	1,600	1,270
1.50%, 09/10/2031	AUD	2,400	1,872
2.25%, 11/20/2034	AUD	2,300	1,895
2.25%, 11/20/2041	AUD	500	390
Reg. S, 3.00%, 10/20/2028	AUD	1,200	1,071
UNEDIC ASSEO, (France),
Reg. S, 0.00%, 03/05/2030	EUR	100	125
Reg. S, 0.10%, 11/25/2026	EUR	600	754
Reg. S, 0.25%, 11/25/2029	EUR	500	638
Reg. S, 0.25%, 07/16/2035	EUR	200	252
Reg. S, 0.63%, 03/03/2026	EUR	100	129
Reg. S, 0.88%, 10/25/2022	EUR	1,100	1,377
Reg. S, 1.25%, 10/21/2027	EUR	200	271
United Kingdom Gilt, (United Kingdom),
Reg. S, 0.13%, 01/31/2023	GBP	1,430	1,963
Reg. S, 0.13%, 01/30/2026	GBP	160	221
Reg. S, 0.13%, 01/31/2028	GBP	140	192
Reg. S, 0.38%, 10/22/2030	GBP	1,050	1,458
Reg. S, 0.50%, 07/22/2022	GBP	1,970	2,721
Reg. S, 0.50%, 10/22/2061	GBP	630	811
Reg. S, 0.63%, 06/07/2025	GBP	2,690	3,795
Reg. S, 0.63%, 10/22/2050	GBP	980	1,298
Reg. S, 0.75%, 07/22/2023	GBP	2,380	3,327
Reg. S, 0.88%, 10/22/2029	GBP	2,290	3,331
Reg. S, 1.00%, 04/22/2024	GBP	1,510	2,141
Reg. S, 1.25%, 07/22/2027	GBP	2,480	3,664
Reg. S, 1.25%, 10/22/2041	GBP	420	637
Reg. S, 1.50%, 07/22/2026	GBP	2,420	3,596
Reg. S, 1.50%, 07/22/2047	GBP	1,360	2,200
Reg. S, 1.63%, 10/22/2028	GBP	1,300	1,995
Reg. S, 1.63%, 10/22/2054	GBP	610	1,061
Reg. S, 1.63%, 10/22/2071	GBP	610	1,226
Reg. S, 1.75%, 09/07/2037	GBP	1,420	2,304
Reg. S, 1.75%, 01/22/2049	GBP	1,160	1,996
Reg. S, 1.75%, 07/22/2057	GBP	1,020	1,877
Reg. S, 2.00%, 09/07/2025	GBP	1,980	2,976
Reg. S, 2.25%, 09/07/2023	GBP	2,190	3,184
Reg. S, 2.50%, 07/22/2065	GBP	860	2,017
Reg. S, 2.75%, 09/07/2024	GBP	520	786
Reg. S, 3.25%, 01/22/2044	GBP	1,870	3,935

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 3.50%, 01/22/2045	GBP	1,970	4,344
Reg. S, 3.50%, 07/22/2068	GBP	860	2,557
Reg. S, 3.75%, 07/22/2052	GBP	1,022	2,595
Reg. S, 4.00%, 03/07/2022	GBP	1,496	2,145
Reg. S, 4.00%, 01/22/2060	GBP	1,080	3,169
Reg. S, 4.25%, 12/07/2027	GBP	1,320	2,335
Reg. S, 4.25%, 06/07/2032	GBP	1,800	3,553
Reg. S, 4.25%, 03/07/2036	GBP	1,130	2,395
Reg. S, 4.25%, 09/07/2039	GBP	1,450	3,262
Reg. S, 4.25%, 12/07/2040	GBP	1,780	4,079
Reg. S, 4.25%, 12/07/2046	GBP	3,115	7,797
Reg. S, 4.25%, 12/07/2049	GBP	1,335	3,505
Reg. S, 4.25%, 12/07/2055	GBP	1,230	3,534
Reg. S, 4.50%, 09/07/2034	GBP	1,610	3,402
Reg. S, 4.50%, 12/07/2042	GBP	1,050	2,554
Reg. S, 4.75%, 12/07/2030	GBP	1,700	3,365
Reg. S, 4.75%, 12/07/2038	GBP	1,410	3,308
Reg. S, 5.00%, 03/07/2025	GBP	730	1,212
Reg. S, 6.00%, 12/07/2028	GBP	800	1,603
United States International Development Finance Corp., 3.37%, 10/05/2034		95	112
Uruguay Government International Bond, (Uruguay),
4.98%, 04/20/2055		50	69
5.10%, 06/18/2050		90	126
Western Australian Treasury Corp., (Australia),
1.75%, 10/22/2031	AUD	800	649
Series 24, Reg. S, 2.50%, 07/23/2024	AUD	2,800	2,332
Series 26, Reg. S, 3.00%, 10/21/2026	AUD	400	351
Series 28, Reg. S, 3.25%, 07/20/2028	AUD	1,400	1,273

Total Foreign Government Securities (Cost $3,107,511 )			3,194,526

Mortgage-Backed Securities — 24.0%
FHLMC Gold Pool,
3.00%, 10/01/2046		499	514
3.50%, 12/01/2044		2,054	2,144
3.50%, 06/01/2045		873	911
3.50%, 05/01/2046		468	488
3.50%, 10/01/2046		472	493
FHLMC Gold Pool, Single Family, 30 years,
3.00%, 03/01/2046		40	42
3.00%, 12/01/2046		61	64
4.00%, 08/01/2040		593	651
4.00%, 10/01/2040		4,230	4,663
4.00%, 11/01/2040		1,037	1,146
4.00%, 11/01/2047		4,821	5,179
FHLMC Non Gold Pool, ARM, (ICE LIBOR USD 1 Year + 1.64%), 3.48%, 01/01/2050 (aa)		167	173
FHLMC Pool,
3.50%, 02/01/2043		140	153
3.50%, 02/01/2044		160	175
6.00%, 08/01/2035		60	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	113

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FHLMC Pool, Single Family, 15 years,
1.50%, 12/01/2035	547	562
2.00%, 12/01/2035	1,150	1,203
2.50%, 07/01/2032	4,030	4,300
FHLMC Pool, Single Family, 20 years,
3.50%, 06/01/2039	749	791
3.50%, 07/01/2039	454	479
3.50%, 08/01/2039	1,615	1,708
3.50%, 09/01/2039	908	963
FHLMC Pool, Single Family, 30 years,
2.50%, 11/01/2050 (gg)	64,429	68,168
3.50%, 03/01/2050	404	427
3.00%, 08/01/2050	12,199	12,821
3.50%, 05/01/2049	9,641	10,175
3.50%, 07/01/2049	824	869
3.50%, 12/01/2049	497	524
3.50%, 01/01/2050	1,261	1,331
3.50%, 04/01/2050	11,937	12,804
4.00%, 06/01/2049	197	210
1.50%, 12/01/2050	2,342	2,367
2.50%, 09/01/2050	17,513	18,477
2.50%, 10/01/2050	3,146	3,319
2.50%, 12/01/2050	1,938	2,045
3.00%, 11/01/2049	4,000	4,281
3.00%, 05/01/2050	5,705	6,217
3.00%, 07/01/2050	339	358
3.00%, 09/01/2050	9,906	10,386
3.50%, 03/01/2048	549	600
3.50%, 05/01/2048 (gg)	9,117	9,765
3.50%, 01/01/2049	201	213
3.50%, 09/01/2049	2,276	2,467
3.50%, 10/01/2049	1,132	1,227
3.50%, 11/01/2049	165	174
4.00%, 08/01/2048	70	75
4.00%, 10/01/2048	7,650	8,242
4.00%, 04/01/2049	7,759	8,339
4.00%, 09/01/2049	2,987	3,284
4.00%, 12/01/2049	76	82
4.00%, 03/01/2050	119	127
4.00%, 08/01/2050	3,820	4,081
4.00%, 09/01/2050	18,610	20,377
4.50%, 08/01/2049	2,985	3,313
4.50%, 10/01/2050	11,780	12,914
5.00%, 12/01/2049	835	951
FNMA or FHLMC, Single Family, 15 years,
TBA, 1.50%, 01/01/2036 (w)	5,400	5,556
TBA, 2.00%, 01/01/2036 (w)	11,250	11,761
TBA, 2.00%, 02/01/2036 (w)	101,200	105,678
TBA, 2.50%, 01/01/2036 (w)	38,775	40,441
TBA, 3.00%, 01/01/2036 (w)	17,975	18,864
TBA, 3.50%, 01/01/2036 (w)	9,075	9,623
TBA, 4.00%, 01/01/2036 (w)	250	265
FNMA or FHLMC, Single Family, 30 years,
TBA, 1.50%, 01/01/2051 (w)	2,875	2,905
TBA, 1.50%, 03/01/2051 (w)	2,200	2,218

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

TBA, 2.00%, 01/01/2051 (w)	22,675	23,555
TBA, 2.00%, 02/01/2051 (w)	13,300	13,793
TBA, 2.00%, 03/01/2051 (w)	92,700	95,981
TBA, 2.50%, 01/01/2051 (w)	84,758	89,347
TBA, 2.50%, 02/01/2051 (w)	950	1,000
TBA, 2.50%, 03/01/2051 (w)	26,000	27,323
TBA, 3.00%, 01/01/2051 (w)	61,994	64,953
TBA, 3.00%, 03/01/2051 (w)	40,000	41,973
TBA, 3.50%, 01/01/2051 (w)	21,028	22,227
TBA, 4.00%, 01/01/2051 (w)	30,975	33,080
TBA, 4.50%, 01/01/2051 (w)	10,950	11,867
TBA, 5.00%, 01/01/2051 (w)	2,150	2,379
FNMA Pool,
3.50%, 02/01/2045	497	543
3.00%, 05/01/2045	894	925
3.00%, 03/01/2060	29,941	31,747
3.50%, 08/01/2032	131	141
3.50%, 12/01/2042	309	334
3.50%, 04/01/2043	422	460
3.50%, 11/01/2043	205	223
3.50%, 09/01/2048	393	409
3.50%, 07/01/2049	668	694
4.00%, 04/01/2041	236	257
4.00%, 08/01/2046	196	217
5.39%, 07/01/2024	619	680
FNMA Pool, Single Family, 15 years,
2.00%, 12/01/2035	3,610	3,780
2.50%, 03/01/2035	3,463	3,610
2.50%, 08/01/2035	472	493
3.00%, 02/01/2034	3,006	3,159
3.00%, 06/01/2035	1,944	2,037
3.50%, 03/01/2035	3,313	3,580
3.50%, 05/01/2035	76	81
FNMA Pool, Single Family, 20 years,
3.50%, 03/01/2037	744	826
3.50%, 08/01/2038	300	316
3.50%, 04/01/2039	41	43
3.50%, 08/01/2039	494	522
FNMA Pool, Single Family, 30 years,
2.50%, 12/01/2050 (gg)	39,458	41,762
3.50%, 07/01/2049	1,406	1,484
3.50%, 05/01/2049	3,327	3,523
2.50%, 10/01/2050	5,953	6,297
3.00%, 01/01/2050	7,263	7,638
3.00%, 03/01/2050	2,768	2,970
3.00%, 07/01/2050	14,010	14,963
3.00%, 09/01/2050 (gg)	49,043	51,545
3.50%, 02/01/2048	5,736	6,083
3.50%, 06/01/2049 (gg)	4,811	5,078
3.50%, 08/01/2049	390	412
3.50%, 05/01/2050	6,047	6,428
3.50%, 07/01/2050	17,434	18,619
4.00%, 08/01/2048	169	180
4.00%, 02/01/2049	241	257
4.00%, 06/01/2049	2,715	2,970

SEE NOTES TO FINANCIAL STATEMENTS.

114	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
2.00%, 12/01/2050	10,424	10,830
2.50%, 08/01/2046	10,142	10,724
2.50%, 08/01/2050	25	27
2.50%, 09/01/2050 (gg)	25,948	27,377
2.50%, 11/01/2050	19,616	20,701
3.00%, 08/01/2046	2,583	2,718
3.50%, 08/01/2044	28	29
3.50%, 12/01/2045	4,688	5,010
3.50%, 07/01/2046	7,419	8,063
3.50%, 07/01/2047	1,193	1,266
3.50%, 09/01/2047	159	169
3.50%, 03/01/2048	367	400
3.50%, 08/01/2048	392	414
3.50%, 09/01/2048	67	70
3.50%, 10/01/2048	1,665	1,761
3.50%, 01/01/2050	547	578
3.50%, 03/01/2050 (gg)	21,999	23,235
4.00%, 04/01/2039	2,543	2,802
4.00%, 03/01/2042	1,010	1,131
4.00%, 04/01/2043	470	515
4.00%, 02/01/2045	476	521
4.00%, 09/01/2046	271	302
4.00%, 10/01/2047	1,324	1,420
4.00%, 03/01/2048	213	228
4.00%, 04/01/2048	1,181	1,265
4.00%, 06/01/2048	97	104
4.00%, 09/01/2048	3,940	4,198
4.00%, 10/01/2048	127	136
4.00%, 12/01/2048	138	147
4.00%, 01/01/2049	40	43
4.00%, 03/01/2049	82	87
4.00%, 04/01/2049	108	115
4.00%, 07/01/2049	63	68
4.00%, 10/01/2049	64	68
4.00%, 11/01/2049	434	477
4.00%, 02/01/2050	1,145	1,224
4.00%, 05/01/2050	2,845	3,041
4.00%, 06/01/2050	6,152	6,573
4.50%, 09/01/2048	1,655	1,799
4.50%, 05/01/2049	1,707	1,850
5.00%, 09/01/2049	2,703	3,053
FNMA, Single Family, 20 years, 1.50%, 02/01/2041	3,100	3,164
FNMA, Single Family, 30 years, 3.00%, 12/01/2050	5,518	6,017
GNMA II Pool,
3.50%, 06/20/2048	247	258
3.50%, 07/20/2048	229	239
3.50%, 08/20/2049	549	567
3.50%, 11/20/2049	898	939
4.00%, 11/20/2041	45	48
4.50%, 08/20/2040	58	63
4.50%, 10/20/2040	72	77
GNMA II Pool, Single Family, 30 years,
4.50%, 05/20/2048	18,057	19,656
4.50%, 11/20/2048	1,436	1,583

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

2.50%, 12/20/2050	4,101	4,345
3.00%, 04/20/2049	81	85
3.00%, 07/20/2050	10,158	10,660
3.00%, 08/20/2050	15,034	15,807
3.50%, 09/20/2047	3,978	4,293
3.50%, 08/20/2048	490	521
3.50%, 11/20/2048	568	603
3.50%, 12/20/2048	15	16
3.50%, 07/20/2049	3,263	3,460
3.50%, 01/20/2050	2,357	2,500
3.50%, 04/20/2050	410	435
4.00%, 07/20/2048	3,193	3,436
4.00%, 11/20/2048	93	100
4.00%, 05/20/2049	1,958	2,093
4.50%, 03/20/2047	852	947
4.50%, 06/20/2047	1,604	1,782
4.50%, 10/20/2047	774	854
4.50%, 11/20/2047	2,162	2,361
4.50%, 09/20/2048	849	919
4.50%, 10/20/2049	2,474	2,677
5.00%, 12/20/2048	538	597
GNMA, Single Family, 30 years,
TBA, 2.00%, 01/15/2051 (w)	4,375	4,575
TBA, 2.00%, 03/01/2051 (w)	47,500	49,515
TBA, 2.50%, 01/01/2051 (w)	10,000	10,586
TBA, 2.50%, 03/01/2051 (w)	35,200	37,124
TBA, 3.00%, 01/01/2051 (w)	9,650	10,091
TBA, 3.00%, 03/01/2051 (w)	39,200	41,016
TBA, 3.50%, 01/01/2051 (w)	40,350	42,765
TBA, 3.50%, 02/01/2051 (w)	12,100	12,820
TBA, 4.00%, 01/01/2051 (w)	27,500	29,320
TBA, 4.50%, 01/01/2051 (w)	4,525	4,845
TBA, 5.00%, 01/01/2051 (w)	675	737

Total Mortgage-Backed Securities (Cost $1,584,049)		1,586,986

Municipal Bonds — 0.0% (g) (t)
Arizona — 0.0% (g)
Salt River Project, Agricultural Improvement & Power District, Build America Bonds, Series A, Rev., 4.84%, 01/01/2041	100	139

California — 0.0% (g)
Bay Area Toll Authority, San Francisco Bay Area, Rev., 2.57%, 04/01/2031	100	108
California State University, Taxable Systemwide, Series E, Rev., 2.90%, 11/01/2051	15	15
Los Angeles County Metropolitan Transportation Authority, Build America Bonds, Rev., 5.74%, 06/01/2039	50	68
Los Angeles Department of Water & Power Power System Revenue, Build America Bonds, Rev., 6.60%, 07/01/2050	30	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	115

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Los Angeles Unified School District, Build America Bonds, GO, 5.75%, 07/01/2034	25	35
State of California, Build America Bonds,
GO, 7.50%, 04/01/2034	50	83
GO, 7.55%, 04/01/2039	50	88
GO, 7.60%, 11/01/2040	50	91
University of California, Build America Bonds, Rev., 5.95%, 05/15/2045	35	51
University of California, Taxable, Series AQ, Rev., 4.77%, 05/15/2115	20	28

		623

District of Columbia — 0.0% (g)
District of Columbia, Water & Sewer Authority, Senior Lien, Green Bonds, Series A, Rev., 4.81%, 10/01/2114	895	1,330

Illinois — 0.0% (g)
State of Illinois, Taxable Pension, GO, 5.10%, 06/01/2033	100	108

Massachusetts — 0.0% (g)
Commonwealth of Massachusetts, Taxable Consolidated Loan, Series H, GO, 2.90%, 09/01/2049	15	16

Michigan — 0.0% (g)
University of Michigan, Taxable, Series B, Rev., 2.56%, 04/01/2050	25	27

Missouri — 0.0% (g)
Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, Rev., 3.23%, 05/15/2050	35	41

New Jersey — 0.0% (g)
New Jersey Transportation Trust Fund Authority, Build America Bonds, Series B, Rev., 6.56%, 12/15/2040	25	35
New Jersey Turnpike Authority, Build America Bonds, Series F, Rev., 7.41%, 01/01/2040	30	50

		85

New York — 0.0% (g)
City of New York, Build America Bonds, GO, 5.52%, 10/01/2037	25	35
New York City Water & Sewer System, Build America Bonds, Second General Resolution, Rev., 5.44%, 06/15/2043	30	46
Port Authority of New York & New Jersey, Consolidated, Series 174, Rev., 4.46%, 10/01/2062	20	26
Port Authority of New York & New Jersey, Taxable, Consolidated Bonds, Series 21, Rev., 3.29%, 08/01/2069	40	43

		150

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oregon — 0.0% (g)
Oregon State University, Taxable, Rev., BAM, 3.42%, 03/01/2060		10	10
State of Oregon Department of Transportation, Taxable Subordinated, Build America Bonds, Series A, Rev., 5.83%, 11/15/2034		50	73

			83

Texas — 0.0% (g)
City of San Antonio, Electric & Gas Systems Revenue, Build America Bonds, Rev., 5.99%, 02/01/2039		20	30
Dallas Area Rapid Transit, Build America Bonds, Rev., 5.02%, 12/01/2048		30	43
North Texas Tollway Authority, Build America Bonds, Series B, Rev., 6.72%, 01/01/2049		15	26
Texas Transportation Commission, Taxable Mobility Fund, GO, 2.47%, 10/01/2044		10	10
University of Texas System, Build America Bonds, Series C, Rev., 4.79%, 08/15/2046		10	14

			123

Virginia — 0.0% (g)
University of Virginia, Taxable, Series C, Rev., 4.18%, 09/01/2117		40	53

Total Municipal Bonds (Cost $2,735)			2,778

U.S. Government Agency Securities — 2.4%
FHLB,
0.50%, 04/14/2025		2,000	2,013
3.25%, 11/16/2028		650	777
5.50%, 07/15/2036		200	309
FHLMC,
Zero Coupon, 12/14/2029		1,000	895
Zero Coupon, 12/17/2029		32	28
Zero Coupon, 01/02/2034		550	446
0.13%, 07/25/2022		5	5
0.25%, 08/24/2023		2,650	2,655
0.38%, 07/21/2025		800	801
1.50%, 02/12/2025		107	112
6.25%, 07/15/2032		207	320
6.75%, 03/15/2031		400	616
FHLMC Coupon Strips, Zero Coupon, 03/15/2030		235	208
FHLMC Strips, Zero Coupon, 03/15/2031		700	609
FNMA,
0.25%, 05/22/2023		3,000	3,007
0.30%, 08/03/2023		100	100
0.35%, 08/18/2023		1,500	1,499
0.88%, 08/05/2030		910	893
5.38%, 06/07/2021	GBP	362	506
6.25%, 05/15/2029		1,000	1,426

SEE NOTES TO FINANCIAL STATEMENTS.

116	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
U.S. Government Agency Securities — continued
FNMA Interest Strip,
Zero Coupon, 09/23/2027		117	110
Zero Coupon, 10/08/2027		129	122
Zero Coupon, 07/15/2030		14	12
Zero Coupon, 11/15/2030		13	11
Resolution Funding Corp. Interest Strip,
Zero Coupon, 10/15/2028		50	46
Zero Coupon, 07/15/2029		500	452
Zero Coupon, 10/15/2029		40	36
Zero Coupon, 01/15/2030		285	253
Resolution Funding Corp. Principal Strip, Zero Coupon, 01/15/2030		50	45
Tennessee Valley Authority,
4.63%, 06/07/2043	GBP	200	445
5.88%, 04/01/2036		400	616
U.S. Treasury Bonds,
1.13%, 05/15/2040		6,482	6,154
1.13%, 08/15/2040		3,225	3,053
1.25%, 05/15/2050 (dd)		9,480	8,600
1.38%, 08/15/2050		3,626	3,396
1.63%, 11/15/2050		1,200	1,196
2.00%, 02/15/2050		3,259	3,540
2.25%, 08/15/2046		3,000	3,425
2.25%, 08/15/2049		3,300	3,777
2.38%, 11/15/2049		2,200	2,584
2.50%, 02/15/2045		5,500	6,559
2.50%, 02/15/2046		1,000	1,195
2.50%, 05/15/2046		1,975	2,359
2.75%, 11/15/2042		2,000	2,478
2.75%, 08/15/2047		900	1,128
2.75%, 11/15/2047		900	1,129
2.88%, 05/15/2043		2,000	2,528
2.88%, 11/15/2046		1,500	1,916
2.88%, 05/15/2049		3,000	3,873
3.00%, 05/15/2042		800	1,029
3.00%, 11/15/2044		900	1,165
3.00%, 05/15/2045		1,730	2,245
3.00%, 11/15/2045		4,229	5,504
3.00%, 02/15/2047		4,588	5,999
3.00%, 08/15/2048		2,020	2,657
3.00%, 02/15/2049		2,400	3,166
3.13%, 11/15/2041		800	1,046
3.13%, 02/15/2043		860	1,128
3.38%, 11/15/2048		3,700	5,197
3.63%, 08/15/2043		4,090	5,776
3.63%, 02/15/2044		3,000	4,248
3.75%, 11/15/2043		3,115	4,484
3.88%, 08/15/2040		900	1,290
4.25%, 11/15/2040		1,769	2,657
4.38%, 05/15/2041		410	629
4.50%, 02/15/2036		1,805	2,649
4.63%, 02/15/2040		1,000	1,559
4.75%, 02/15/2037		300	457

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

4.75%, 02/15/2041	800	1,278
5.00%, 05/15/2037	300	470
U.S. Treasury STRIP Coupon Bonds,
Zero Coupon, 05/15/2024	800	793
Zero Coupon, 05/15/2026	5,000	4,863
Zero Coupon, 11/15/2026	5,000	4,826
Zero Coupon, 11/15/2028 (ee) (ff)	12,000	11,199
Zero Coupon, 11/15/2038 (dd)	6,250	4,771
Zero Coupon, 11/15/2041 (ee)	200	144
Zero Coupon, 08/15/2045	600	397

Total U.S. Government Agency Securities (Cost $164,942)		159,889

U.S. Treasury Obligations — 6.3%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/2025	40	43
U.S. Treasury Notes,
0.13%, 04/30/2022	512	512
0.13%, 05/31/2022	20,200	20,204
0.13%, 06/30/2022	30,000	30,005
0.13%, 07/31/2022	10,500	10,502
0.13%, 09/30/2022	2,500	2,500
0.13%, 10/31/2022	18,000	18,003
0.13%, 07/15/2023	13,000	12,994
0.13%, 08/15/2023	455	455
0.25%, 04/15/2023	1,203	1,206
0.25%, 06/15/2023	11,000	11,028
0.25%, 05/31/2025	10,000	9,981
0.25%, 06/30/2025	10,000	9,975
0.25%, 07/31/2025	19,920	19,862
0.25%, 09/30/2025	2,500	2,491
0.25%, 10/31/2025	600	597
0.38%, 04/30/2025	1,085	1,089
0.38%, 11/30/2025	3,500	3,505
0.38%, 12/31/2025	90	90
0.38%, 07/31/2027	6,215	6,133
0.38%, 09/30/2027	5,500	5,416
0.50%, 03/15/2023	8,000	8,065
0.50%, 04/30/2027	2,532	2,526
0.50%, 05/31/2027	4,500	4,484
0.50%, 06/30/2027	5,000	4,979
0.50%, 08/31/2027	2,400	2,385
0.63%, 11/30/2027	2,200	2,200
0.63%, 05/15/2030	13,078	12,786
0.63%, 08/15/2030	4,555	4,441
0.88%, 11/15/2030	3,200	3,189
1.13%, 02/28/2027	4,000	4,148
1.25%, 07/31/2023	8,100	8,331
1.50%, 08/15/2026	1,000	1,059
1.50%, 02/15/2030	3,399	3,596
1.63%, 02/15/2026	3,000	3,191
1.63%, 05/15/2026	2,500	2,662
1.63%, 08/15/2029	2,000	2,139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	117

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
1.75%, 05/15/2022	890	910
1.75%, 09/30/2022	1,400	1,439
1.75%, 05/15/2023	140	145
1.75%, 12/31/2026	840	903
1.75%, 11/15/2029	2,000	2,161
1.88%, 07/31/2022	4,000	4,110
1.88%, 08/31/2022	675	695
2.00%, 02/15/2022	2,000	2,042
2.00%, 07/31/2022	1,600	1,647
2.00%, 11/30/2022	1,560	1,616
2.00%, 02/15/2023	500	520
2.00%, 08/15/2025	3,000	3,231
2.00%, 11/15/2026	6,700	7,292
2.13%, 02/29/2024	55	58
2.13%, 03/31/2024	12,000	12,749
2.13%, 07/31/2024	3,000	3,205
2.13%, 09/30/2024	10,400	11,133
2.13%, 05/15/2025	11,000	11,872
2.25%, 11/15/2024	10,700	11,527
2.25%, 11/15/2025	2,575	2,812
2.25%, 02/15/2027	5,000	5,527
2.25%, 08/15/2027	4,200	4,657
2.38%, 01/31/2023	1,600	1,674
2.38%, 08/15/2024	3,800	4,095
2.38%, 05/15/2027	8,000	8,924
2.38%, 05/15/2029	3,500	3,955
2.63%, 02/15/2029	1,600	1,837
2.75%, 07/31/2023	7,000	7,469
2.75%, 11/15/2023	4,300	4,619
2.75%, 02/15/2024	3,000	3,241
2.75%, 02/28/2025	13,800	15,211
2.75%, 02/15/2028	3,000	3,440
2.88%, 11/15/2021	1	1
2.88%, 09/30/2023	3,000	3,223
2.88%, 10/31/2023	1,524	1,641
2.88%, 04/30/2025	10,900	12,110
2.88%, 11/30/2025	1,300	1,460
2.88%, 05/15/2028	4,500	5,214
2.88%, 08/15/2028	1,800	2,091
3.00%, 09/30/2025	120	135
3.13%, 11/15/2028	6,390	7,566

Total U.S. Treasury Obligations (Cost $415,860)		414,929

Short-Term Investments — 10.1%
Repurchase Agreement — 1.2%
BNP Paribas SA, 0.09%, dated 12/31/2020 due 01/04/2021, repurchase price $80,800, collateralized by U.S. Treasury Security, 0.13%, due 07/15/2024, with a value of $47,338 and Mortgage-Backed Security, 3.50%, due 09/20/2044, with a value of $35,550.	80,800	80,800

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)			VALUE($)

Time Deposits — 8.8%
Australia & New Zealand Banking Group Ltd.,
(1.69%), 01/04/2021	AUD	224		173
0.01%, 01/04/2021		265,334		265,334
BNP Paribas SA,
(4.52%), 01/04/2021	SEK	908		110
(2.94%), 01/04/2021	CHF	155		175
(2.05%), 01/04/2021	DKK	751		123
(0.72%), 01/04/2021	EUR	1,537		1,877
0.01%, 01/04/2021		42,190		42,190
Brown Brothers Harriman,
(7.00%), 01/04/2021	NOK	625		73
(4.52%), 01/04/2021	SEK	133		16
(2.94%), 01/04/2021	CHF	9		10
(2.05%), 01/04/2021	DKK	60		10
(1.69%), 01/04/2021	AUD	—	(h)	—	(h)
(0.72%), 01/04/2021	EUR	4		5
(0.20%), 01/05/2021	NZD	793		571
0.00%, 01/04/2021	HKD	8,139		1,050
0.01%, 01/04/2021	CAD	—	(h)	—	(h)
0.01%, 01/04/2021	GBP	8		11
0.01%, 01/04/2021	SGD	922		698
0.01%, 01/04/2021		17		17
Citibank NA,
(0.72%), 01/04/2021	EUR	82		100
0.01%, 01/04/2021	GBP	1,447		1,980
0.01%, 01/04/2021		3,873		3,873
Sumitomo Mitsui Banking Corp.,
(0.31%), 01/04/2021	JPY	27,160,350		263,042
0.01%, 01/04/2021		1,208		1,208

Total Time Deposits				582,646

U.S. Treasury Obligations — 0.1%
U.S. Cash Management Bill, 0.09%, 03/16/2021 (n) (dd)		118		118
U.S. Treasury Bill,
0.07%, 01/14/2021 (n) (dd)		3,071		3,071
0.09%, 02/04/2021 (n) (dd)		20		20

Total U.S. Treasury Obligations				3,209

Total Short-Term Investments (Cost $666,655)				666,655

Total Investments, Before Short Positions — 114.2% (Cost $7,426,762)				7,556,136

Liabilities in Excess of Other Assets — (14.2)%				(936,428)

NET ASSETS — 100.0%				$6,619,708

Short Positions — 4.0%

Foreign Government Security — 0.0% (g)
China Development Bank, (China), Series 1706, 4.02%, 04/17/2022 (Proceeds $1,815)	CNY	12,000		1,863

SEE NOTES TO FINANCIAL STATEMENTS.

118	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — 4.0%
FNMA or FHLMC, Single Family, 30 years,
TBA, 2.00%, 01/01/2051 (w)	4,400	4,571
TBA, 2.50%, 01/01/2051 (w)	81,000	85,385
TBA, 2.50%, 02/01/2051 (w)	43,500	45,779
TBA, 2.50%, 03/01/2051 (w)	30,000	31,527
TBA, 3.00%, 01/01/2051 (w)	50,600	53,015
TBA, 3.50%, 01/01/2051 (w)	15,300	16,173
GNMA, Single Family, 30 years, TBA, 3.50%, 01/01/2051 (w)	24,900	26,390

Total Mortgage-Backed Securities (Proceeds $261,304)		262,840

Total Securities Sold Short — 4.0% (Proceeds $263,119)		264,703

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
3 Month Eurodollar	20	12/2021	USD	4,989	— (h)
Euro Bund	40	03/2021	EUR	8,681	(1)
Euro Buxl	2	03/2021	EUR	544	7
Euro Schatz	117	03/2021	EUR	16,056	(8)
Long Gilt	21	03/2021	GBP	3,849	44
Swiss Confederation Bond	17	03/2021	CHF	3,261	13
U.S. Treasury 10 Year Note	23	03/2021	USD	3,170	6
U.S. Treasury 2 Year Note	134	03/2021	USD	29,583	28
U.S. Treasury Long Bond	84	03/2021	USD	14,658	(111)
U.S. Treasury Ultra Bond	51	03/2021	USD	11,012	(120)

					(142)

Short Contracts
Euro BOBL	(150)	03/2021	EUR	(24,776)	4
Euro Bund	(7)	03/2021	EUR	(1,516)	(3)
Euro Buxl	(6)	03/2021	EUR	(1,629)	(22)
Long Gilt	(8)	03/2021	GBP	(1,467)	(16)
U.S. Treasury 10 Year Note	(755)	03/2021	USD	(104,123)	(126)
U.S. Treasury 5 Year Note	(281)	03/2021	USD	(35,369)	(83)
U.S. Treasury Long Bond	(25)	03/2021	USD	(4,385)	55
U.S. Treasury Ultra Bond	(2)	03/2021	USD	(433)	6
U.S. Ultra Treasury 10 Year Note	(34)	03/2021	USD	(5,334)	18

					(167)

Total unrealized appreciation (depreciation)					(309)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	119

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Forward foreign currency exchange contracts outstanding as of December 31, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
AUD	185,700	USD	143,138	Morgan Stanley & Co.	01/05/2021	28
CNH	2,338,750	USD	359,614	Citibank, NA	01/05/2021	36
CNH	2,338,750	USD	359,642	Deutsche Bank AG	01/05/2021	8
DKK	5,580	USD	898	UBS AG LONDON	01/05/2021	18
EUR	1,720	USD	2,060	Citibank, NA	01/05/2021	41
USD	2,084	EUR	1,700	Morgan Stanley & Co.	01/05/2021	7
EUR	35	USD	42	Morgan Stanley & Co.	01/05/2021	1
EUR	2,960	USD	3,545	Morgan Stanley & Co.	01/05/2021	71
USD	855	EUR	700	Morgan Stanley & Co.	01/05/2021	—	(h)
EUR	194	USD	232	UBS AG LONDON	01/05/2021	5
EUR	1,997	USD	2,395	UBS AG LONDON	01/05/2021	45
EUR	9,150	USD	10,958	UBS AG LONDON	01/05/2021	220
EUR	546	USD	655	UBS AG LONDON	01/05/2021	13
EUR	100	USD	122	UBS AG LONDON	01/05/2021	1
EUR	1,125	USD	1,347	UBS AG LONDON	01/05/2021	27
EUR	75	USD	90	Westpac Banking Corp.	01/05/2021	2
GBP	26,087	USD	35,616	Citibank, NA	01/05/2021	58
GBP	946	USD	1,290	Citibank, NA	01/05/2021	4
GBP	750	USD	1,002	Citibank, NA	01/05/2021	24
GBP	63,037	USD	85,938	Citibank, NA	01/05/2021	265
GBP	600	USD	802	Citibank, NA	01/05/2021	19
GBP	1,610	USD	2,151	Citibank, NA	01/05/2021	51
GBP	44	USD	59	Citibank, NA	01/05/2021	1
GBP	26,005	USD	35,477	Morgan Stanley & Co.	01/05/2021	85
GBP	230	USD	307	Morgan Stanley & Co.	01/05/2021	7
GBP	900	USD	1,202	Morgan Stanley & Co.	01/05/2021	28
GBP	26,005	USD	35,515	UBS AG LONDON	01/05/2021	47
USD	1,239	HKD	9,600	Goldman Sachs International	01/05/2021	—	(h)
IDR	506,579,800	USD	35,953	Brown Brothers Harriman & Co.	01/05/2021	102
JPY	40,685,600	USD	393,744	Bank of America, NA	01/05/2021	286
JPY	40,691,700	USD	394,032	BNP Paribas	01/05/2021	57
JPY	40,691,700	USD	393,727	Morgan Stanley & Co.	01/05/2021	362
MYR	126,900	USD	31,532	Deutsche Bank AG	01/05/2021	16
USD	5,689	PLN	21,230	Morgan Stanley & Co.	01/05/2021	6
PLN	1,570	USD	419	UBS AG LONDON	01/05/2021	1
THB	1,072,000	USD	35,706	Bank of America, NA	01/05/2021	75
USD	749	EUR	611	Citibank, NA	01/12/2021	1
GBP	310	USD	414	HSBC Bank USA, NA	01/12/2021	11
JPY	14,392	USD	139	Morgan Stanley & Co.	01/12/2021	—	(h)
USD	128,946	KRW	139,850,800	Goldman Sachs International	01/15/2021	180
EUR	724	USD	866	Morgan Stanley & Co.	01/19/2021	19
GBP	137	USD	183	Barclays Bank plc	01/19/2021	4
USD	3,782	CHF	3,330	Bank of America, NA	02/02/2021	18
USD	5,167	CHF	4,549	Bank of America, NA	02/02/2021	24
USD	3,213	CZK	68,810	Goldman Sachs International	02/02/2021	10
USD	4,874	DKK	29,513	Goldman Sachs International	02/02/2021	26
USD	429	DKK	2,600	Morgan Stanley & Co.	02/02/2021	2
USD	14,989	EUR	12,242	BNP Paribas	02/02/2021	23
USD	157,491	EUR	128,195	Citibank, NA	02/02/2021	772
USD	106,850	EUR	86,970	Goldman Sachs International	02/02/2021	529
USD	5,860	EUR	4,770	Goldman Sachs International	02/02/2021	29
USD	156,898	EUR	127,815	Morgan Stanley & Co.	02/02/2021	644
USD	18,555	EUR	15,111	UBS AG LONDON	02/02/2021	82
USD	156,946	EUR	127,815	UBS AG LONDON	02/02/2021	692

SEE NOTES TO FINANCIAL STATEMENTS.

120	SIX CIRCLES TRUST	DECEMBER 31, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	338,180	EUR	275,410	UBS AG LONDON	02/02/2021	1,491
GBP	740	USD	1,012	Citibank, NA	02/02/2021	— (h)
GBP	661	USD	904	Citibank, NA	02/02/2021	— (h)
USD	1,239	HKD	9,600	UBS AG LONDON	02/02/2021	— (h)
USD	2,255	HUF	669,234	Goldman Sachs International	02/02/2021	1
USD	2,062	NOK	17,581	Bank of America, NA	02/02/2021	12
USD	15,473	NZD	21,400	Bank of America, NA	02/02/2021	73
USD	5,292	PLN	19,660	Citibank, NA	02/02/2021	28
USD	4,000	SEK	32,625	UBS AG LONDON	02/02/2021	33
USD	5,067	SEK	41,327	UBS AG LONDON	02/02/2021	42
USD	20,509	SGD	27,100	Citibank, NA	02/02/2021	3
CNH	1,862	USD	285	Barclays Bank plc	02/08/2021	1
GBP	91	USD	120	Morgan Stanley & Co.	03/17/2021	4
USD	334	PEN	1,205	Citibank, NA	03/17/2021	1
USD	248	RUB	18,474	Citibank, NA	03/17/2021	1
USD	4,772	RUB	354,624	Goldman Sachs International	03/17/2021	12

Total unrealized appreciation						6,785

USD	136,545	AUD	184,600	BNP Paribas	01/05/2021	(5,772)
USD	811	AUD	1,100	BNP Paribas	01/05/2021	(37)
CHF	3,330	USD	3,779	Bank of America, NA	01/05/2021	(18)
CHF	4,549	USD	5,162	Bank of America, NA	01/05/2021	(24)
USD	5,042	CHF	4,549	UBS AG LONDON	01/05/2021	(97)
USD	3,691	CHF	3,330	UBS AG LONDON	01/05/2021	(71)
USD	140,164	CNH	923,700	Bank of America, NA	01/05/2021	(1,882)
USD	1,985	CNH	13,000	BNP Paribas	01/05/2021	(15)
USD	126,074	CNH	831,330	Citibank, NA	01/05/2021	(1,767)
USD	1,828	CNH	12,000	Goldman Sachs International	01/05/2021	(17)
USD	1,072	CNH	7,000	Goldman Sachs International	01/05/2021	(5)
USD	3,047	CNH	20,000	Goldman Sachs International	01/05/2021	(29)
USD	140,161	CNH	923,700	Morgan Stanley & Co.	01/05/2021	(1,884)
USD	97,039	CNH	640,124	Morgan Stanley & Co.	01/05/2021	(1,399)
USD	100,004	CNH	659,522	Morgan Stanley & Co.	01/05/2021	(1,416)
USD	97,024	CNH	640,124	Morgan Stanley & Co.	01/05/2021	(1,414)
USD	1,069	CNH	7,000	Standard Chartered Bank	01/05/2021	(7)
CZK	68,810	USD	3,213	Goldman Sachs International	01/05/2021	(9)
USD	3,158	CZK	68,810	Morgan Stanley & Co.	01/05/2021	(45)
DKK	29,513	USD	4,871	Goldman Sachs International	01/05/2021	(26)
USD	419	DKK	2,600	Morgan Stanley & Co.	01/05/2021	(7)
USD	5,659	DKK	35,093	Morgan Stanley & Co.	01/05/2021	(101)
DKK	2,600	USD	429	Morgan Stanley & Co.	01/05/2021	(2)
USD	158,034	EUR	131,590	Bank of America, NA	01/05/2021	(2,723)
USD	424	EUR	350	Bank of America, NA	01/05/2021	(3)
USD	14,661	EUR	12,242	BNP Paribas	01/05/2021	(294)
EUR	128,195	USD	157,385	Citibank, NA	01/05/2021	(776)
USD	158,020	EUR	131,590	Citibank, NA	01/05/2021	(2,737)
EUR	4,770	USD	5,857	Goldman Sachs International	01/05/2021	(29)
EUR	86,970	USD	106,782	Goldman Sachs International	01/05/2021	(535)
EUR	127,815	USD	156,792	Morgan Stanley & Co.	01/05/2021	(647)
USD	158,501	EUR	131,988	Morgan Stanley & Co.	01/05/2021	(2,742)
USD	3,551	EUR	2,965	Morgan Stanley & Co.	01/05/2021	(71)
USD	844	EUR	700	Morgan Stanley & Co.	01/05/2021	(11)
USD	239,082	EUR	199,220	UBS AG LONDON	01/05/2021	(4,295)
USD	13,321	EUR	11,100	UBS AG LONDON	01/05/2021	(239)
EUR	127,815	USD	156,837	UBS AG LONDON	01/05/2021	(691)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	121

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	275,410	USD	337,945	UBS AG LONDON	01/05/2021	(1,490)
USD	10,903	EUR	9,085	UBS AG LONDON	01/05/2021	(196)
EUR	15,111	USD	18,542	UBS AG LONDON	01/05/2021	(82)
USD	195,615	EUR	163,000	UBS AG LONDON	01/05/2021	(3,514)
USD	35,605	GBP	26,620	Bank of America, NA	01/05/2021	(798)
USD	35,602	GBP	26,620	Citibank, NA	01/05/2021	(801)
USD	35,741	GBP	26,697	Morgan Stanley & Co.	01/05/2021	(768)
USD	1,321	GBP	990	Morgan Stanley & Co.	01/05/2021	(33)
USD	84,923	GBP	63,642	Morgan Stanley & Co.	01/05/2021	(2,108)
USD	1,129	GBP	845	Morgan Stanley & Co.	01/05/2021	(27)
USD	1,082	GBP	800	Morgan Stanley & Co.	01/05/2021	(12)
HKD	9,600	USD	1,238	UBS AG LONDON	01/05/2021	(—	)(h)
HUF	669,234	USD	2,255	Goldman Sachs International	01/05/2021	(1)
USD	2,234	HUF	669,234	Morgan Stanley & Co.	01/05/2021	(21)
USD	3,948	IDR	56,000,000	Brown Brothers Harriman & Co.	01/05/2021	(38)
USD	31,763	IDR	450,579,800	Brown Brothers Harriman & Co.	01/05/2021	(306)
USD	1,102	JPY	114,000	Bank of America, NA	01/05/2021	(2)
USD	383,930	JPY	39,853,770	BNP Paribas	01/05/2021	(2,044)
USD	389,822	JPY	40,457,615	Citibank, NA	01/05/2021	(2,001)
USD	11,461	JPY	1,186,000	Morgan Stanley & Co.	01/05/2021	(25)
USD	389,738	JPY	40,457,615	UBS AG LONDON	01/05/2021	(2,084)
USD	31,155	MYR	126,900	Deutsche Bank AG	01/05/2021	(393)
NOK	17,581	USD	2,062	Bank of America, NA	01/05/2021	(12)
USD	1,999	NOK	17,581	Bank of America, NA	01/05/2021	(51)
NZD	21,400	USD	15,470	Bank of America, NA	01/05/2021	(73)
USD	15,053	NZD	21,400	BNP Paribas	01/05/2021	(344)
PLN	19,660	USD	5,291	Citibank, NA	01/05/2021	(28)
USD	118	SEK	1,010	Morgan Stanley & Co.	01/05/2021	(5)
USD	3,862	SEK	32,625	Morgan Stanley & Co.	01/05/2021	(103)
USD	4,652	SEK	39,297	Morgan Stanley & Co.	01/05/2021	(125)
SEK	32,625	USD	3,999	UBS AG LONDON	01/05/2021	(33)
USD	119	SEK	1,020	UBS AG LONDON	01/05/2021	(5)
SEK	41,327	USD	5,065	UBS AG LONDON	01/05/2021	(42)
SGD	27,100	USD	20,509	Citibank, NA	01/05/2021	(3)
USD	20,268	SGD	27,100	Goldman Sachs International	01/05/2021	(238)
USD	35,422	THB	1,072,000	Deutsche Bank AG	01/05/2021	(359)
USD	9,983	CNH	65,000	Bank of America, NA	01/07/2021	(11)
USD	1,782	CNH	11,600	Bank of America, NA	01/07/2021	(2)
USD	359,562	CNH	2,338,750	Citibank, NA	01/07/2021	(39)
USD	359,589	CNH	2,338,750	Deutsche Bank AG	01/07/2021	(11)
USD	789	AUD	1,036	Citibank, NA	01/12/2021	(9)
USD	5,476	AUD	7,491	Morgan Stanley & Co.	01/12/2021	(300)
USD	259	CAD	336	Citibank, NA	01/12/2021	(5)
USD	9,968	CAD	13,005	Morgan Stanley & Co.	01/12/2021	(249)
USD	2,229	CHF	2,027	Citibank, NA	01/12/2021	(62)
USD	37,766	EUR	31,764	Barclays Bank plc	01/12/2021	(1,046)
USD	84,830	EUR	71,348	Barclays Bank plc	01/12/2021	(2,350)
USD	2,614	EUR	2,182	Barclays Bank plc	01/12/2021	(52)
USD	37,846	EUR	31,764	Citibank, NA	01/12/2021	(965)
USD	85,012	EUR	71,348	Citibank, NA	01/12/2021	(2,169)
USD	806	EUR	665	Morgan Stanley & Co.	01/12/2021	(7)
USD	469	GBP	351	Barclays Bank plc	01/12/2021	(11)
USD	1,471	GBP	1,112	Barclays Bank plc	01/12/2021	(50)
USD	650	GBP	488	Barclays Bank plc	01/12/2021	(17)
USD	6,227	GBP	4,674	Citibank, NA	01/12/2021	(165)

SEE NOTES TO FINANCIAL STATEMENTS.

122	SIX CIRCLES TRUST	DECEMBER 31, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	447	GBP	328	Morgan Stanley & Co.	01/12/2021	(1)
USD	23,077	GBP	17,376	Morgan Stanley & Co.	01/12/2021	(686)
USD	21,103	GBP	15,890	Morgan Stanley & Co.	01/12/2021	(628)
USD	71,331	JPY	7,391,848	Barclays Bank plc	01/12/2021	(265)
USD	237	NOK	2,131	Barclays Bank plc	01/12/2021	(12)
USD	346	NZD	498	Morgan Stanley & Co.	01/12/2021	(13)
USD	797	SEK	6,856	Citibank, NA	01/12/2021	(37)
USD	3,394	IDR	47,979,000	Goldman Sachs International	01/15/2021	(17)
USD	2,393	MYR	9,730	Morgan Stanley & Co.	01/15/2021	(25)
USD	454	CZK	10,510	HSBC Bank USA, NA	01/19/2021	(35)
USD	597	DKK	3,760	HSBC Bank USA, NA	01/19/2021	(20)
USD	171	DKK	1,070	HSBC Bank USA, NA	01/19/2021	(5)
USD	276	EUR	227	Barclays Bank plc	01/19/2021	(1)
USD	175	EUR	146	Barclays Bank plc	01/19/2021	(3)
USD	710	EUR	609	Citibank, NA	01/19/2021	(33)
USD	116	EUR	99	Citibank, NA	01/19/2021	(5)
USD	1,299	EUR	1,104	Citibank, NA	01/19/2021	(51)
USD	590	EUR	503	Morgan Stanley & Co.	01/19/2021	(25)
USD	276	GBP	202	Barclays Bank plc	01/19/2021	(—	)(h)
USD	2,444	GBP	1,890	Morgan Stanley & Co.	01/19/2021	(142)
USD	93	GBP	72	Morgan Stanley & Co.	01/19/2021	(5)
USD	116	HUF	35,485	HSBC Bank USA, NA	01/19/2021	(3)
USD	310	HUF	97,812	Morgan Stanley & Co.	01/19/2021	(20)
USD	679	PLN	2,581	Barclays Bank plc	01/19/2021	(12)
USD	244	RON	1,017	Barclays Bank plc	01/19/2021	(11)
USD	1,646	DKK	10,313	BNP Paribas	02/01/2021	(48)
USD	5,157	DKK	32,087	Morgan Stanley & Co.	02/01/2021	(113)
USD	1,367	AUD	1,800	Morgan Stanley & Co.	02/02/2021	(21)
USD	143,175	AUD	185,700	Morgan Stanley & Co.	02/02/2021	(37)
CHF	90	USD	102	Citibank, NA	02/02/2021	(—	)(h)
USD	1,605	CNH	10,500	Goldman Sachs International	02/02/2021	(7)
EUR	6,482	USD	7,936	Citibank, NA	02/02/2021	(12)
EUR	235	USD	288	Citibank, NA	02/02/2021	(—	)(h)
EUR	3,600	USD	4,408	Citibank, NA	02/02/2021	(7)
USD	35,624	GBP	26,087	Citibank, NA	02/02/2021	(58)
USD	1,290	GBP	946	Citibank, NA	02/02/2021	(4)
USD	85,957	GBP	63,037	Citibank, NA	02/02/2021	(266)
USD	35,485	GBP	26,005	Morgan Stanley & Co.	02/02/2021	(85)
USD	35,522	GBP	26,005	UBS AG LONDON	02/02/2021	(48)
USD	35,842	IDR	506,579,800	Brown Brothers Harriman & Co.	02/02/2021	(117)
USD	393,866	JPY	40,685,600	Bank of America, NA	02/02/2021	(304)
USD	394,159	JPY	40,691,700	BNP Paribas	02/02/2021	(70)
USD	393,849	JPY	40,691,700	Morgan Stanley & Co.	02/02/2021	(380)
USD	31,499	MYR	126,900	Deutsche Bank AG	02/02/2021	(12)
SEK	2,330	USD	284	Citibank, NA	02/02/2021	(—	)(h)
USD	35,723	THB	1,072,000	Bank of America, NA	02/02/2021	(59)
USD	829	CNH	5,586	Citibank, NA	02/08/2021	(28)
USD	29,847	CNH	200,788	HSBC Bank USA, NA	02/08/2021	(960)
USD	250	CNY	1,654	HSBC Bank USA, NA	02/08/2021	(2)
USD	14,770	JPY	1,540,000	UBS AG LONDON	03/02/2021	(154)
USD	300,562	JPY	31,600,000	UBS AG LONDON	03/02/2021	(5,668)
USD	3,451	IDR	49,417,649	Citibank, NA	03/17/2021	(43)
USD	212	ILS	696	Barclays Bank plc	03/17/2021	(5)
USD	313	ILS	1,022	Citibank, NA	03/17/2021	(5)
USD	1,129	MXN	22,914	Citibank, NA	03/17/2021	(13)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	123

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	1,033	MYR	4,196	Barclays Bank plc	03/17/2021	(8)
USD	243	RUB	18,474	Citibank, NA	03/17/2021	(5)
USD	888	SGD	1,185	Citibank, NA	03/17/2021	(9)
USD	1,268	THB	38,077	Morgan Stanley & Co.	03/17/2021	(3)

Total unrealized depreciation						(68,128)

Net unrealized appreciation (depreciation)						(61,343)

Over-the-Counter (“OTC”) Interest Rate Swap contracts outstanding as of December 31, 2020:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
Bank Negara Malaysia KLIBOR Interbank Offered Rate Fixing 3 Month	2.44% quarterly	Pay	Morgan Stanley & Co.	11/17/2030	MYR	5,000	(—	)(h)	—	(h)	—	(h)

Total							(—	)(h)	—	(h)	—	(h)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2020:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank of Thailand BIBOR Fixings 6 Month	1.15% semi-annually	Pay	11/19/2030	THB	31,000	—	(h)	(4)	(4)
BBSW ASX Australian 6 Month	2.50% semi-annually	Pay	12/03/2025	AUD	3,390	269		9	278
BBSW ASX Australian 6 Month	2.75% semi-annually	Pay	12/03/2030	AUD	1,035	144		(5)	139
Canada Bankers Acceptances 3 Month	2.45% semi-annually	Pay	12/03/2022	CAD	4,125	136		(8)	128
Canada Bankers Acceptances 3 Month	2.50% semi-annually	Pay	12/03/2025	CAD	6,915	475		(14)	461
Canada Bankers Acceptances 3 Month	2.65% semi-annually	Pay	12/03/2030	CAD	2,725	329		(26)	303
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2040	CAD	1,585	308		(42)	266
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2049	CAD	1,245	322		(43)	279
Colombia IBR Overnight Nominal Interbank Reference Rate	4.44% quarterly	Pay	09/10/2030	COP	2,257,000	—	(h)	29	29
ICE LIBOR JPY 6 Month	(0.05)% semi-annually	Pay	11/12/2022	JPY	9,220,978	—	(h)	8	8
ICE LIBOR JPY 6 Month	(0.04)% semi-annually	Pay	03/17/2024	JPY	14,868,300	1		22	23
ICE LIBOR JPY 6 Month	(0.03)% semi-annually	Pay	11/12/2025	JPY	3,590,466	1		16	17
ICE LIBOR JPY 6 Month	(0.05)% semi-annually	Pay	11/17/2025	JPY	873,680	—	(h)	(2)	(2)
ICE LIBOR JPY 6 Month	(0.04)% semi-annually	Pay	12/02/2025	JPY	1,479,353	—	(h)	2	2
ICE LIBOR JPY 6 Month	0.10% semi-annually	Pay	12/03/2025	JPY	140,000	9		1	10
ICE LIBOR JPY 6 Month	(0.03)% semi-annually	Pay	03/17/2026	JPY	1,900,000	—	(h)	9	9
ICE LIBOR JPY 6 Month	0.30% semi-annually	Pay	12/03/2030	JPY	143,500	35		1	36
ICE LIBOR USD 3 Month	1.00% semi-annually	Receive	12/16/2030	USD	680	(8)		3	(5)
ICE LIBOR USD 3 Month	0.75% semi-annually	Pay	03/17/2031	USD	400	(9)		1	(8)
ICE LIBOR USD 3 Month	0.75% semi-annually	Pay	06/16/2031	USD	2,900	(73)		4	(69)
KRW Certificate of Deposite 3 Month	1.00% quarterly	Pay	09/01/2025	KRW	2,400,000	—	(h)	(9)	(9)
KRW Certificate of Deposite 3 Month	0.97% quarterly	Pay	08/14/2030	KRW	2,100,000	—	(h)	(52)	(52)
KRW Certificate of Deposite 3 Month	0.94% quarterly	Pay	08/19/2030	KRW	3,575,000	—	(h)	(95)	(95)
SONIA Interest Rate Benchmark	0.11% annually	Receive	09/30/2030	GBP	500	—	(h)	2	2
SONIA Interest Rate Benchmark	0.26% annually	Receive	09/30/2040	GBP	275	—	(h)	3	3
SONIA Interest Rate Benchmark	0.26% annually	Receive	09/30/2050	GBP	200	—	(h)	3	3
United States FEDEF	0.03% annually	Receive	06/12/2022	USD	450	—	(h)	— (h)	— (h)

Total						1,939		(187)	1,752

(a)	Value of floating rate index as of December 31, 2020 was as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

124	SIX CIRCLES TRUST	DECEMBER 31, 2020

FLOATING RATE INDEX
Bank Negara Malaysia KLIBOR Interbank Offered Rate Fixing 3 Month	1.94%
Bank of Thailand BIBOR Fixings 6 Month	0.00%
BBSW ASX Australian 6 Month	0.02%
Canada Bankers Acceptances 3 Month	0.48%
Colombia IBR Overnight Nominal Interbank Reference Rate	0.00%
ICE LIBOR JPY 6 Month	0.06%
ICE LIBOR USD 3 Month	0.24%
KRW Certificate of Deposite 3 Month	0.66%
SONIA Interest Rate Benchmark	0.04%
United States FEDEF	0.09%

Centrally Cleared Credit default swap contracts outstanding — sell protection (1) as of December 31, 2020:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
CDX.NA.IG.34-V1	1.00	Quarterly	6/20/25	0.63	USD	1,000	17	(—	)(h)	17

							17	(—	)(h)	17

(1)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Reverse Repurchase Agreemets
COUNTERPARTY	SETTLEMENT DATE	MATURITY DATE	BORROWING RATE	AMOUNT BORROWED	PAYABLE FOR REVERSE REPURCHASE AGREEMENTS	COLLATERAL PLEDGED/ (RECEIVED)	NET AMOUNT (DUE TO)/ FROM COUNTERPATRY

BofA Securities, Inc.	12/11/2020	1/14/2021	0.18%	(5,114)	(5,114)	5,114	—

BofA Securities, Inc.	12/14/2020	1/14/2021	0.18	(24,179)	(24,182)	24,182	—

BofA Securities, Inc.	12/3/2020	2/1/2021	0.19	(5,093)	(5,094)	5,094	—

BofA Securities, Inc.	12/4/2020	1/4/2021	0.20	(5,916)	(5,917)	5,917	—

					(40,307)

Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	31-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Reverse Repurchase Agreements
Mortgage Backed Securities	—	(40,307)	—	—	(40,307)

Payable for Reverse Repurchase Agreements					(40,307)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2020.

ASX	— Australian Stock Exchange
BAM	— Insured by Build America Mutual

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	125

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

BBSW	— Bank Bill Swap Rate
BIBOR	— Bangkok Interbank Offered Rate
BofA	— Bank of America
CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
FEDEF	— Federal Fund Effective Rate (Continuous Series)
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GO	— General Obligation
GNMA	— Government National Mortgage Association
IBR	— Indicador Bancario de Referencia
ICE	— Intercontinental Exchange
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2020. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

KLIBOR	— Kuala Lumpur Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
OTC	— Over-the-Counter
OYJ	— Public Limited Company
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2020.
TBA	— To Be Announced
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2020.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(dd)	— Approximately $6,135,516 of these investments is restricted as collateral for forwards to various brokers.
(ee)	— Approximately $283,363 of these investments is restricted as collateral for swaps to Citigroup Clearing.
(ff)	— Approximately $636,494 of these investments is restricted as collateral for futures to Citigroup Global Markets, Inc.
(gg)	— Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli New Shekel
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

126	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 91.0% (t)
Alabama — 1.5%
Alabama Federal Aid Highway Finance Authority, Series A, Rev., 5.00%, 09/01/2035	2,000	2,462
Alabama Housing Finance Authority, Capstone At Kinsey Cove Project, Rev., 0.35%, 12/01/2023 (z)	1,005	1,005
Alabama Public School and College Authority, Social Bonds,
Series A, Rev., 5.00%, 11/01/2035	5,000	6,825
Series A, Rev., 5.00%, 11/01/2039	10,000	13,466
Alabama Special Care Facilities Financing Authority, Ascension Senior Credit Group, Series C, Rev., 5.00%, 11/15/2046	5,000	5,996
Baldwin County Board of Education, School Warrants,
Rev., 5.00%, 06/01/2024 (p)	2,605	2,782
Rev., 5.00%, 06/01/2026 (p)	2,870	3,066
Black Belt Energy Gas District, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 07/01/2046 (z)	1,110	1,123
Black Belt Energy Gas District, Project No. 4, Series A1, Rev., 4.00%, 12/01/2049 (z)	1,175	1,356
Black Belt Energy Gas District, Project No. 5, Series A1, Rev., 4.00%, 10/01/2049 (z)	4,750	5,580
City of Birmingham, Warrants, Series A, GO, 4.00%, 06/01/2032	4,075	5,130
City of Huntsville, Warrants, Series A, GO, 5.00%, 09/01/2028	2,030	2,687
County of Jefferson, Sewer Revenue, Subordinated Lien, Series D, Rev., 6.50%, 10/01/2053	220	259
Health Care Authority of the City of Huntsville, Health System,
Series B1, Rev., 4.00%, 06/01/2045	1,750	2,032
Series B1, Rev., 5.00%, 06/01/2038	1,000	1,288
Hoover Industrial Development Board, Green Bonds, Rev., AMT, 6.38%, 11/01/2050 (z)	3,020	3,263
Industrial Development Board of the City of Mobile Alabama, Power Co., Barry Plant, Rev., 2.90%, 07/15/2034 (z)	2,000	2,150
Selma Industrial Development Board, International Paper Co. Project, Rev., 1.38%, 05/01/2034 (z)	1,000	1,038
Southeast Alabama Gas Supply District (The), Project No. 2, Series A, Rev., 4.00%, 06/01/2049 (z)	100	111
State of Alabama Docks Department, Docks,
Series A, Rev., AGM, AMT, 5.00%, 10/01/2025	1,750	2,077
Series A, Rev., AGM, AMT, 5.00%, 10/01/2026	1,890	2,300
Tuscaloosa City Board of Education, Warrants, Rev., 5.00%, 08/01/2041 (p)	2,525	3,171

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
UAB Medicine Finance Authority,
Rev., 5.00%, 09/01/2032	1,800	2,370
Series B, Rev., 5.00%, 09/01/2041	1,450	1,722
Water Works Board of the City of Birmingham, Series B, Rev., 5.00%, 01/01/2038 (p)	3,000	3,288

		76,547

Alaska — 0.2%
Alaska Housing Finance Corp., General Mortgage, Series B, Rev., 3.25%, 12/01/2044	7,245	8,035
Alaska Housing Finance Corp., State Capital Project, Rev., 5.00%, 12/01/2031 (p)	1,690	1,804
Borough of North Slope, Series B, GO, 5.00%, 06/30/2023 (p)	1,665	1,705

		11,544

Arizona — 1.6%
Arizona Health Facilities Authority, Banner Health, Series A, Rev., 5.00%, 01/01/2044	1,055	1,188
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Project, Rev., 5.00%, 12/01/2029	2,705	3,170
Arizona Industrial Development Authority,
Series A, Rev., 4.00%, 09/01/2035	225	265
Series A, Rev., 4.00%, 09/01/2036	250	294
Arizona State University,
Series B, Rev., VRDO, 0.08%, 01/07/2021 (z)	2,005	2,005
Series C, Rev., 5.00%, 07/01/2042	2,000	2,398
Arizona State University, Board of Regents,
Series A, Rev., 5.00%, 07/01/2043 (p)	1,500	1,607
Series B, Rev., 5.00%, 07/01/2026	100	125
Series B, Rev., 5.00%, 07/01/2042	2,000	2,445
Chandler Industrial Development Authority, Intel Corp. Project, Rev., 2.40%, 12/01/2035 (z)	300	315
City of Mesa Excise Tax Revenue, Rev., 5.00%, 07/01/2028	600	791
City of Phoenix Civic Improvement Corp.,
Series A, Rev., 5.00%, 07/01/2029	750	919
Series A, Rev., 5.00%, 07/01/2031	2,000	2,427
Series A, Rev., 5.00%, 07/01/2032	1,000	1,207
City of Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 4.00%, 07/01/2021	1,000	1,019
City of Phoenix, Civic Improvement Corp., Series A, Rev., 5.00%, 07/01/2034	2,185	2,618
City of Phoenix, Civic Improvement Corp., Airport Revenue, Junior Lien,
Series A, Rev., 5.00%, 07/01/2044	1,000	1,252
Series B, Rev., AMT, 5.00%, 07/01/2027	1,500	1,870
Series B, Rev., AMT, 5.00%, 07/01/2033	2,000	2,523

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	127

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
City of Phoenix, Civic Improvement Corp., Senior Lien, Series B, Rev., 5.00%, 07/01/2021	1,500	1,536
County of Pima, Sewer System Revenue, Series A, Rev., 5.00%, 07/01/2021	2,100	2,150
Industrial Development Authority of the City of Phoenix, Republic Services, Inc. Project, Rev., AMT, 0.30%, 12/01/2035 (z)	2,000	2,000
Maricopa County Industrial Development Authority, Banner Health Obligated Group, Rev., 5.00%, 01/01/2026	2,500	3,076
Maricopa County Pollution Control Corp., Public Service Company of New Mexico, Rev., 1.05%, 01/01/2038 (z)	695	701
Maricopa County Special Health Care District, Series C, GO, 4.00%, 07/01/2037	21,910	25,397
Northern Arizona University, Speed Stimulas Plan Economic Education, Rev., 5.00%, 08/01/2032 (p)	3,145	3,530
Salt River Project Agricultural Improvement & Power, Series A, Rev., 5.00%, 12/01/2045	7,300	8,591
Salt River Project Agricultural Improvement & Power District,
Series A, Rev., 5.00%, 01/01/2022	1,000	1,048
Series A, Rev., 5.00%, 12/01/2024	1,305	1,362
Salt Verde Financial Corp., Rev., 5.00%, 12/01/2032	420	565
Salt Verde Financial Corp., Senior,
Rev., 5.25%, 12/01/2021	600	624
Rev., 5.50%, 12/01/2029	1,475	1,963

		80,981

Arkansas — 0.0% (g)
Arkansas Development Finance Authority Public Safety Charges Revenue, Division of Emergency Management Project, Rev., 5.00%, 06/01/2024	1,000	1,153
Arkansas Development Finance Authority, Big River Steel Project, Rev., AMT, 4.50%, 09/01/2049 (e)	630	678

		1,831

California — 10.4%
Alameda County, Oakland Unified School District,
GO, 5.00%, 08/01/2027	65	80
Series A, GO, 5.00%, 08/01/2040	300	348
Anaheim Housing & Public Improvements Authority,
Series A, Rev., 5.00%, 10/01/2035	250	297
Series A, Rev., 5.00%, 10/01/2050	1,780	2,070
Anaheim Public Financing Authority, Senior Public Improvement Project, Series A, Rev., BAM, 5.00%, 09/01/2036	2,250	2,698

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Bay Area Toll Authority, Subordinated, Series S4, Rev., 5.00%, 04/01/2031 (p)	4,000	4,434
Beverly Hills Unified School District, 2008 Election, GO, 2.00%, 08/01/2022	1,400	1,441
Cabrillo Unified School District, Election 2018, Series B, GO, 5.00%, 08/01/2050	5,000	6,262
California County, Tobacco Securitization Agency, Series A, Rev., 5.00%, 06/01/2027	10	13
California County, Tobacco Securitization Agency, Senior Bonds, Merced County Tobacco Funding Corporation,
Rev., 5.00%, 06/01/2032	340	458
Rev., 5.00%, 06/01/2033	170	226
California County, Tobacco Securitization Agency, Sonoma County Securitization,
Rev., 5.00%, 06/01/2031	255	345
Rev., 5.00%, 06/01/2032	250	337
Rev., 5.00%, 06/01/2033	300	400
Rev., 5.00%, 06/01/2049	405	486
California Educational Facilities Authority, Standford University, Series V1, Rev., 5.00%, 05/01/2049	1,000	1,643
California Educational Facilities Authority, Stanford University, Series U7, Rev., 5.00%, 06/01/2046	1,000	1,609
California Health Facilities Financing Authority, Adventist Health System, Rev., 3.00%, 03/01/2041 (z)	2,000	2,122
California Health Facilities Financing Authority, City of Hope, Rev., 5.00%, 11/15/2049	3,000	3,618
California Health Facilities Financing Authority, Commonspirit Health,
Series A, Rev., 4.00%, 04/01/2038	3,500	4,158
Series A, Rev., 5.00%, 04/01/2033	3,000	3,946
California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., 5.00%, 06/01/2041 (z)	1,000	1,354
California Health Facilities Financing Authority, Pih Health,
Series A, Rev., 4.00%, 06/01/2050	1,545	1,804
Series A, Rev., 5.00%, 06/01/2035	3,010	3,926
California Health Facilities Financing Authority, Providence St. Josephs, Rev., 5.00%, 10/01/2039 (z)	2,000	2,432
California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.00%, 08/15/2043 (p)	465	565
California Infrastructure & Economic Development Bank, Brightline West Passenger, Rev., AMT, 0.45%, 01/01/2050 (e) (z)	21,480	21,500
California Infrastructure & Economic Development Bank, Sanford Consortium Project, Series A, Rev., 5.00%, 05/15/2031	1,230	1,511

SEE NOTES TO FINANCIAL STATEMENTS.

128	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California Municipal Finance Authority, Anaheim Electric Utility District System, Rev., 5.00%, 10/01/2022	1,175	1,274
California Municipal Finance Authority, Republic Services, Rev., 0.23%, 09/01/2021 (w) (z)	10,000	10,000
California Municipal Finance Authority, Simpson University, Series A, Rev., 6.00%, 10/01/2050 (e)	2,000	2,041
California Municipal Finance Authority, Southern California Insitute, Rev., 5.00%, 12/01/2037	745	866
California Municipal Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 0.25%, 10/01/2045 (w) (z)	9,000	9,000
Rev., AMT, 0.70%, 12/01/2044 (w) (z)	1,670	1,689
Series A, Rev., AMT, 2.40%, 10/01/2044 (z)	2,960	3,281
California Public Finance Authority, Henry Mayo Newhall Hospital,
Rev., 5.00%, 10/15/2030	1,165	1,364
Rev., 5.00%, 10/15/2032	1,000	1,164
California School Finance Authority, Rocketship Education Obligated, Series A, Rev., 5.00%, 06/01/2034 (e)	1,230	1,368
California State Public Works Board, Capital Projects,
Series D, Rev., 5.00%, 11/01/2029	3,460	4,718
Series E, Rev., 5.00%, 11/01/2026	3,040	3,846
California State Public Works Board, Corrections Facilities, Series A, Rev., 5.00%, 09/01/2039	7,560	8,708
California State Public Works Board, Davidson Library, Series C, Rev., 5.00%, 03/01/2031 (p)	1,250	1,381
California State University, Series A, Rev., 5.00%, 11/01/2044	2,640	3,446
California State University, Systemwide,
Series A, Rev., 5.00%, 11/01/2037 (p)	9,200	9,567
Series A, Rev., 5.00%, 11/01/2039	5,035	5,828
Series A, Rev., 5.00%, 11/01/2042 (p)	3,980	4,329
Series C, Rev., 5.00%, 11/01/2026	1,685	2,139
California State, Public Works Board,
Series B, Rev., 5.00%, 10/01/2028	110	142
Series E, Rev., 5.00%, 09/01/2024 (p)	1,865	2,015
California State, Public Works Board Projects, Series D, Rev., 5.00%, 09/01/2024 (p)	1,700	1,837
California Statewide Communities Development Authority, Series B, Special Assessment, 4.00%, 09/02/2040	1,120	1,217
California Statewide Communities Development Authority, Health Facility, Dignity Health, Rev., AGM, 0.05%, 07/01/2041 (z)	2,000	2,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Statewide Communities Development Authority, Kaiser Permanente, Series 2004L, Rev., 5.00%, 04/01/2038 (z)	5,000	6,772
California Statewide Communities Development Authority, Loma Linda University Medical Center,
Rev., 5.25%, 12/01/2044	6,065	6,683
Rev., 5.50%, 12/01/2054	1,100	1,216
Series A, Rev., 5.00%, 12/01/2026 (e)	300	354
Chino Basin Regional Financing Authority, Series B, Rev., 4.00%, 11/01/2025	3,000	3,512
City & County of San Francisco,
Series D1, GO, 4.00%, 06/15/2041	1,215	1,448
Series D1, GO, 4.00%, 06/15/2043	3,350	3,974
City & County of San Francisco, 49 South Van Ness Project, Green Bond, Series A, COP, 4.00%, 04/01/2035	810	947
City of Dixon, Community Facilities District Improvement, Special Tax, 4.00%, 09/01/2036	200	220
City of Los Angeles Department of Airports, Senior,
Series A, Rev., AMT, 4.75%, 05/15/2040	2,415	2,745
Series B, Rev., 5.00%, 05/15/2027	2,570	3,299
Series C, Rev., AMT, 5.00%, 05/15/2036	4,090	5,312
City of Los Angeles Department of Airports, Subordinated,
Series C, Rev., AMT, 5.00%, 05/15/2033	1,160	1,435
Series E, Rev., 5.00%, 05/15/2039	1,510	1,915
Series E, Rev., 5.00%, 05/15/2044	1,000	1,253
City of Los Angeles, Department of Airports, Los Angeles International Airport, Rev., AMT, 5.00%, 05/15/2023	150	166
City of Los Angeles, Department of Airports, Senior,
Series B, Rev., 5.00%, 05/15/2026	2,000	2,497
Series B, Rev., 5.00%, 05/15/2034	1,600	2,150
City of Los Angeles, Wastewater System Revenue, Subordinated, Series A, Rev., 5.00%, 06/01/2025	1,040	1,159
City of Roseville, Special Tax, 5.00%, 09/01/2035	1,160	1,354
City of Roseville, Special Tax, Special Tax, 4.00%, 09/01/2040	1,000	1,097
City of San Francisco CA Public Utilities Commission Water Revenue, Regional Water, Series B, Rev., 5.00%, 11/01/2050	4,235	5,232
City of San Francisco, Public Utilities Commission Water Revenue, Green Bond, Series A, Rev., 5.00%, 11/01/2045	1,940	2,577
City of Santa Rosa Wastewater Revenue, Series A, Rev., 5.00%, 09/01/2033	1,770	2,416

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	129

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Coast Community College District, Series F, GO, 4.00%, 08/01/2022	100	106
Compton Unified School District, Series B, GO, BAM, Zero Coupon, 06/01/2036	1,400	939
Contra Costa Community College District, Election of 2014, Series C, GO, 4.00%, 08/01/2026	580	698
County of Sacramento, Airport System Revenue, Senior, Rev., 4.00%, 07/01/2037	2,000	2,395
County of Sacramento, Airport System Revenue, Subordinated, Series E, Rev., 5.00%, 07/01/2029	1,025	1,309
CSCDA Community Improvement Authority, Series A, Rev., 5.00%, 01/01/2054 (e)	3,295	3,752
CSCDA Community Improvement Authority, Renaissance at City Center, Series A, Rev., 5.00%, 07/01/2051 (e)	215	248
Department of Veterans Affairs, Veteran’s Farm & Home Purchase Program, Series A, Rev., 3.00%, 12/01/2050	1,000	1,101
Deutsche Bank Spears/Lifers Trust, Series DBE8061, Rev., LIQ: Deutsche Bank AG, 0.69%, 01/01/2060 (e) (z)	5,000	5,000
East Bay Municipal Utility District Water System Revenue, Green Bond, Series A, Rev., 5.00%, 06/01/2035	1,200	1,515
East Side Union High School District, 2008 Election, Series D, GO, 5.00%, 08/01/2037 (p)	10,000	10,766
Elk Grove Finance Authority, Special Tax, 4.00%, 09/01/2040	1,280	1,424
Foothill-De Anza Community College District, Series C, GO, 5.00%, 08/01/2040 (p)	1,430	1,470
Gilroy School Facilities Financing Authority, General Obligations, Series A, Rev., 5.00%, 08/01/2046 (p)	5,000	5,622
Golden State Tobacco Securitization Corp., Series A2, Rev., 5.00%, 06/01/2047	1,000	1,037
Kern Community College District, GO, BAN, Zero Coupon, 08/01/2023	280	276
Los Angeles Community College District, Series C, GO, 5.00%, 08/01/2021	2,300	2,364
Los Angeles County Metropolitan Transportation Authority, Measure R Junior Subordinated, Green Bonds,
Series A, Rev., 5.00%, 06/01/2024	2,500	2,907
Series A, Rev., 5.00%, 06/01/2034	7,000	8,830
Los Angeles County Metropolitan Transportation Authority, Measure R Junior, Green Bond, Subordinated,
Series A, Rev., 5.00%, 06/01/2026	500	627
Series A, Rev., 5.00%, 06/01/2033	3,000	4,086

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Los Angeles County Metropolitan Transportation Authority, Prop A, First Tier, Senior, Series A, Rev., 5.00%, 07/01/2021	1,260	1,290
Los Angeles County Metropolitan Transportation Authority, Senior Proposition, Series B, Rev., 5.00%, 07/01/2022 (p)	1,000	1,024
Los Angeles County, Metropolitan Transportation Authority, Green Bond, Measure R Junior Subordinated, Series A, Rev., 5.00%, 06/01/2030	3,000	4,166
Los Angeles Department of Water,
Series B, Rev., 4.00%, 07/01/2027	1,500	1,850
Series B, Rev., 4.00%, 07/01/2029	1,000	1,284
Series B, Rev., 5.00%, 07/01/2037	740	957
Series C, Rev., 5.00%, 07/01/2033 (w)	2,765	3,806
Los Angeles Department of Water & Power Power System Revenue,
Series A, Rev., 5.25%, 07/01/2049	9,500	12,309
Series B, Rev., 5.00%, 01/01/2022	2,275	2,376
Series B, Rev., 5.00%, 07/01/2038	1,000	1,238
Series A, Rev., 5.00%, 07/01/2021	5,640	5,775
Los Angeles Department of Water & Power, Power System Revenue, Series B, Rev., 5.00%, 07/01/2023	155	173
Los Angeles Unified School District,
Series C, GO, 4.00%, 07/01/2040	1,000	1,222
Series C, GO, 5.00%, 07/01/2026	2,285	2,867
Series C, GO, 5.00%, 07/01/2027	5,000	6,463
Los Angeles Unified School District, Election 2008, Series B1, GO, BAM, 5.00%, 07/01/2029	100	130
Manhattan Beach Unified School District, Measure C, Series B, GO, 4.00%, 09/01/2045	2,210	2,695
Metropolitan Water District of Southern California,
Rev., 5.00%, 01/01/2038	3,015	3,913
Series A1, Rev., VRDO, 0.09%, 01/04/2021 (z)	2,050	2,050
Metropolitan Water District of Southern California, Subordinated, Series B, Rev., 4.00%, 08/01/2021	1,620	1,650
Municipal Improvement Corp. of Los Angeles, Real Property, Series B, Rev., 5.00%, 11/01/2039	2,535	3,367
Natomas Unified School District,
Series A, GO, AGM, 4.00%, 08/01/2045	7,740	8,740
Series A, GO, AGM, 4.00%, 08/01/2049	2,655	2,986
Norman Y Mineta San Jose International Airport SJC,
Series A, Rev., AMT, 5.00%, 03/01/2023	100	109
Series A, Rev., AMT, 5.00%, 03/01/2024	1,290	1,466

SEE NOTES TO FINANCIAL STATEMENTS.

130	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Northern California Power Agency, Hydroelectric Project, Series A, Rev., 5.00%, 07/01/2023	145	162
Orange County Water District, Interim Obligations, Series A, COP, 2.00%, 08/15/2023	1,540	1,596
Oxnard Union High School District, Series B, GO, 5.00%, 08/01/2045	3,000	3,781
Palomar Health, Rev., 5.00%, 11/01/2039	4,000	4,609
Palomar Health, Capital Appreciation, Electric Of 2004, Series A, GO, AGC, Zero Coupon, 08/01/2028	500	451
Pomona Unified School District, 2016 Election, Series D, GO, 4.00%, 08/01/2038	2,745	3,395
Port of Oakland, Intermediate Lien,
Series H, Rev., AMT, 5.00%, 05/01/2022 (w)	1,700	1,792
Series H, Rev., AMT, 5.00%, 05/01/2027 (w)	2,500	3,111
Series H, Rev., AMT, 5.00%, 05/01/2028 (w)	1,875	2,384
Series H, Rev., AMT, 5.00%, 05/01/2029 (w)	405	525
Port of Oakland, Senior Lien, Series P, Rev., AMT, 5.00%, 05/01/2026 (p)	360	382
Redondo Beach Unified School District, Election of 2008, Series E, GO, 5.50%, 08/01/2034 (p)	1,000	1,031
Sacramento Municipal Utility District, Electric, Series H, Rev., 4.00%, 08/15/2040	2,000	2,470
Sacramento Suburban Water District, Series A, VRDO, COP, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 01/07/2021 (z)	3,550	3,550
San Bernardino City Unified School District,
Series A, GO, AGM, 5.00%, 08/01/2021	1,150	1,182
Series A, GO, AGM, 5.00%, 08/01/2022	1,500	1,615
San Bernardino Community College District, Election 2018, Series A, GO, 4.00%, 08/01/2049	1,440	1,655
San Diego Community College District,
GO, 0.00%, 08/01/2041	2,000	1,141
GO, 4.00%, 08/01/2032	2,910	3,420
GO, 5.00%, 08/01/2025 (p)	10,000	10,758
San Diego County Regional Airport Authority, Subordinate Airport Revenue Bonds,
Rev., 5.00%, 07/01/2026	2,120	2,634
Rev., 5.00%, 07/01/2027	2,000	2,550
San Diego County Regional Airport Authority, Subordinated,
Rev., 5.00%, 07/01/2034	2,000	2,639
Series B, Rev., AMT, 5.00%, 07/01/2031	775	952
San Diego Public Facilities Financing Authority, Series A, Rev., 5.00%, 05/15/2039	1,565	1,908

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
San Diego Unified School District, Series R4, GO, 5.00%, 07/01/2026	2,500	3,026
San Diego Unified School District, Measure YY Bonds, Series D2, GO, 5.00%, 07/01/2022	2,000	2,142
San Dieguito School Facilities Financing Authority, Special Tax, 5.00%, 03/01/2031	1,030	1,317
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, GO, 5.00%, 08/01/2036	1,875	2,376
San Francisco Bay Area Rapid Transit District, Green Bonds, Series C1, GO, 5.00%, 08/01/2026	1,000	1,262
San Francisco City & County Airport Comm-San Francisco International Airport,
Series A, Rev., 5.00%, 05/01/2031	205	248
Series C, Rev., 5.00%, 05/01/2046	1,920	2,258
San Francisco Unified School District,
GO, 5.00%, 06/15/2021	1,000	1,022
Series B, GO, 4.00%, 06/15/2022	2,000	2,112
Series B, GO, 4.00%, 06/15/2027	1,000	1,226
Santa Clara Unified School District, GO, 5.00%, 07/01/2024	100	117
Santa Clara Valley Water District, Water System Utility Improvement, COP, 5.00%, 06/01/2038	2,495	3,334
Saugus Union School District School Facilities Improvement District No. 2014-1, Series C, GO, 3.00%, 08/01/2022	1,000	1,045
Sierra View Local Health Care District, Tulare Co.,
Rev., 4.00%, 07/01/2022	460	481
Rev., 4.00%, 07/01/2024	475	525
Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 5.00%, 07/01/2034	1,000	1,183
Southern California Public Power Authority, Subordinated, Series A, Rev., 5.00%, 07/01/2023	2,195	2,453
State of California,
GO, 3.00%, 11/01/2034	1,000	1,159
GO, 4.00%, 03/01/2036	8,850	10,976
GO, 4.00%, 11/01/2041	2,750	3,134
GO, 4.00%, 11/01/2045	2,000	2,265
GO, 5.00%, 11/01/2022	120	131
GO, 5.00%, 04/01/2028	100	132
GO, 5.00%, 11/01/2028	2,425	3,240
GO, 5.00%, 11/01/2030	14,245	19,879
GO, 5.00%, 10/01/2047	1,500	1,810
State of California Department of Water Resources, Water System, Series AT, Rev., (SIFMA Municipal Swap Index + 0.37%), 0.46%, 12/01/2035 (aa)	1,250	1,253
State of California, Bid Group, GO, 5.00%, 08/01/2027	3,065	3,837

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	131

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
State of California, Department of Water Resources, Series BB, Rev., 5.00%, 12/01/2027	1,855	2,441
State of California, Veterans Bonds, GO, 5.00%, 12/01/2031	5,500	6,434
Tuolumne Wind Project Authority, Series A, Rev., 5.00%, 01/01/2023	4,425	4,853
Turlock Public Financing Authority Water Revenue, Rev., BAN, 4.00%, 03/01/2027	18,500	18,941
University of California, Series AR, Rev., 5.00%, 05/15/2041	2,000	2,412
University of California, Limited Proj,
Series K, Rev., 5.00%, 05/15/2035	1,980	2,407
Series M, Rev., 4.00%, 05/15/2047	1,300	1,486
University of California, Limited Project, Series K, Rev., 4.00%, 05/15/2046	300	338
Upper Santa Clara Valley Joint Powers Authority,
Series A, Rev., 4.00%, 08/01/2045	1,500	1,694
Series A, Rev., 4.00%, 08/01/2050	2,000	2,250
Ventura County Public Financing Authority,
Series A, Rev., 5.00%, 11/01/2024 (p)	1,000	1,088
Series A, Rev., 5.00%, 11/01/2025 (p)	1,000	1,089
Series A, Rev., 5.00%, 11/01/2026 (p)	1,000	1,089

		523,572

Colorado — 1.6%
Adams & Weld Counties School District No. 27J Brighton, GO, 5.00%, 12/01/2042	1,000	1,255
Arapahoe County School District No. 6 Littleton, GO, 5.00%, 12/01/2023	670	762
Brighton Crossing Metropolitan District No. 6,
Series A, GO, 5.00%, 12/01/2035	525	552
Series A, GO, 5.00%, 12/01/2040	515	533
Castle Oaks Metropolitan District No. 3, GO, AGM, 4.00%, 12/01/2026	220	258
City & County of Denver, Airport System Revenue,
Series A, Rev., AMT, 5.00%, 11/15/2028	2,500	3,128
Series B2, Rev., AMT, 5.00%, 11/15/2031 (z)	1,000	1,198
City & County of Denver, Airport System Revenue, Subordinated, Series A, Rev., AMT, 5.00%, 12/01/2027	2,000	2,523
City & County of Denver, Airport System Revenue, Subordinated System, Series A, Rev., AMT, 5.00%, 12/01/2043	3,000	3,622
City of Aurora, Water Revenue, Green Bond, Rev., 5.00%, 08/01/2041	1,800	2,178
City of Colorado Springs Utilities System Revenue, System Improvement, Series A, Rev., VRDO, 0.09%, 01/07/2021 (z)	2,765	2,765

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
City of Colorado Springs Utilities System Revenue, System Improvement, Subordinated Lien, Series A, Rev., VRDO, 0.08%, 01/07/2021 (z)	1,480	1,480
City of Colorado Springs, Utilities System Revenue,
Series A, Rev., 5.00%, 11/15/2021	2,500	2,605
Series A, Rev., 5.00%, 11/15/2022	1,195	1,302
Colorado Bridge Enterprise, Central 70 Project,
Rev., AMT, 4.00%, 12/31/2025	1,000	1,145
Rev., AMT, 4.00%, 12/31/2030	1,505	1,722
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University, Series B, Rev., 5.00%, 04/01/2021	3,690	3,726
Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.10%, 01/07/2021 (z)	2,515	2,515
Colorado Health Facilities Authority, Adventhealth Obligated, Rev., 4.00%, 11/15/2038	2,000	2,380
Colorado Health Facilities Authority, Childrens Hospital, Series C, Rev., 5.00%, 12/01/2030	1,000	1,203
Colorado Health Facilities Authority, Commonspirit Health,
Series A1, Rev., 5.00%, 08/01/2027	1,025	1,280
Series A1, Rev., 5.00%, 08/01/2034	1,240	1,578
Series A2, Rev., 5.00%, 08/01/2028	2,215	2,826
Series A2, Rev., 5.00%, 08/01/2044	4,010	4,913
Colorado Health Facilities Authority, Covenant Retirement Communities, Series A, Rev., 5.00%, 12/01/2033 (p)	500	546
Colorado Health Facilities Authority, SCL Health System, Series A, Rev., 5.00%, 01/01/2030	1,175	1,574
Colorado Housing and Finance Authority, Series H, Rev., GNMA COLL, 3.00%, 05/01/2050	2,500	2,721
Copperleaf Metropolitan District No. 2,
GO, BAM, 4.00%, 12/01/2023	305	336
GO, BAM, 4.00%, 12/01/2025	470	547
Crystal Valley, Metropolitan District No. 2,
Series A, GO, AGM, 5.00%, 12/01/2028	500	648
Series A, GO, AGM, 5.00%, 12/01/2029	405	534
Series A, GO, AGM, 5.00%, 12/01/2030	360	484
Denver City & County School District No. 1, Series B, COP, 5.00%, 12/01/2030	1,000	1,007
Denver City & County, School District No. 1, GO, 5.00%, 12/01/2029	1,000	1,257
Denver Urban Renewal Authority, Senior Subordinated Stapleton, Series B, Tax Allocation, 5.00%, 12/01/2025	500	607
E-470 Public Highway Authority, Senior,
Series A, Rev., 5.00%, 09/01/2027	1,000	1,280

SEE NOTES TO FINANCIAL STATEMENTS.

132	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Series A, Rev., 5.00%, 09/01/2028	1,000	1,307
Series A, Rev., 5.00%, 09/01/2040	2,775	3,164
Great Western Metropolitan District, GO, 4.75%, 12/01/2050	500	503
Jefferson Center Metropolitan District No. 1,
Series A2, Rev., 4.13%, 12/01/2040	575	599
Series A2, Rev., 4.38%, 12/01/2047	795	829
Jefferson County School District, Series R1, GO, 5.00%, 12/15/2031	2,000	2,639
Poudre Tech Metropolitan District, GO, AGM, 3.00%, 12/01/2022	420	439
Public Authority for Colorado Energy, Rev., 6.50%, 11/15/2038	3,000	4,766
Regional Transportation District, Denver Transit Partners Eagle,
Series A, Rev., 5.00%, 07/15/2026	575	704
Series A, Rev., 5.00%, 01/15/2027	1,000	1,238
Series A, Rev., 5.00%, 01/15/2032	1,470	1,944
State of Colorado, Series A, COP, 5.00%, 09/01/2026	1,500	1,882
Sterling Ranch Metropolitan District No. 1, GO, 5.00%, 12/01/2040	500	519
Village Metropolitan District (The), GO, 4.15%, 12/01/2030	500	529
Villages at Johnstown Metropolitan District No. 3, Senior Bond, Series A, GO, 5.00%, 12/01/2040	585	606
Westminster Public Schools, COP, AGM, 4.00%, 12/01/2048	1,000	1,139

		81,797

Connecticut — 1.5%
City of Bridgeport, Series A, GO, 4.00%, 06/01/2039	250	277
Connecticut Housing Finance Authority, Series E1, Rev., 3.00%, 11/15/2050	2,000	2,182
Connecticut Housing Finance Authority, Mortgage Finance Program, Series A1, Rev., 3.50%, 11/15/2045	4,000	4,491
Connecticut State Health & Educational Facilities Authority, Hartford Healthcare, Series A, Rev., 5.00%, 07/01/2041 (p)	1,780	1,821
Connecticut State Health & Educational Facilities Authority, Yale New Haven, Series B, Rev., 1.80%, 07/01/2049 (z)	4,000	4,170
Connecticut State Health & Educational Facilities Authority, Yale University,
Series A3, Rev., 1.80%, 07/01/2049 (z)	5,635	5,644
Series A, Rev., 2.05%, 07/01/2035 (z)	7,025	7,098
Series U2, Rev., 2.00%, 07/01/2033 (z)	250	255
Connecticut State, Health & Educational Facilities Authority, Series J, Rev., 5.00%, 11/01/2025	1,000	1,038
Connecticut State, Health & Educational Facilities Authority, Bridgeport Hospital, Series D, Rev., 5.00%, 07/01/2025	3,565	3,810

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Connecticut State, Health & Educational Facilities Authority, Sacred Heart University,
Series K, Rev., 4.00%, 07/01/2045	750	857
Series K, Rev., 5.00%, 07/01/2037	950	1,211
Connecticut State, Health & Educational Facilities Authority, Yale University,
Series A2, Rev., 2.00%, 07/01/2042 (z)	3,575	3,877
Series A, Rev., 1.10%, 07/01/2048 (z)	1,755	1,783
Series C1, Rev., 5.00%, 07/01/2040 (z)	2,515	3,278
State of Connecticut,
Series 2021A, GO, 3.00%, 01/15/2022 (w)	1,655	1,702
Series 2021A, GO, 3.00%, 01/15/2026 (w)	5,000	5,614
Series 2021A, GO, 4.00%, 01/15/2027 (w)	7,000	8,386
Series 2021A, GO, 4.00%, 01/15/2028 (w)	3,500	4,273
Series A, GO, 4.00%, 03/15/2032	850	950
State of Connecticut, Special Tax Obligation Bonds,
Rev., 5.00%, 05/01/2025	1,150	1,373
Rev., 5.00%, 05/01/2040	300	391
State of Connecticut, Special Tax Revenue, Transportation Infrastructure, Series A, Rev., 5.00%, 09/01/2031	1,220	1,406
State of Connecticut, Transportation Infrastructure, Series B, Rev., 5.00%, 08/01/2021	1,250	1,284
Town of Hamden, Series A, GO, BAM, 5.00%, 08/01/2032	500	637
University of Connecticut,
Series A, Rev., 5.00%, 02/15/2025	2,590	3,071
Series A, Rev., 5.00%, 08/15/2026	1,400	1,564
Series A, Rev., 5.00%, 01/15/2037	3,000	3,646

		76,089

Delaware — 0.5%
Delaware State Economic Development Authority, Nrg Energy Project, Rev., 1.25%, 10/01/2045 (z)	5,210	5,283
Delaware State Health Facilities Authority, Christiana Health Care System, Rev., 5.00%, 10/01/2039	5,345	6,949
Delaware Transportation Authority,
Rev., 5.00%, 07/01/2027	1,000	1,292
Rev., 5.00%, 07/01/2033	2,265	3,088
State of Delaware,
GO, 4.00%, 02/01/2031	3,000	3,765
GO, 5.00%, 02/01/2024	4,000	4,590
Series B, GO, 4.00%, 07/01/2024	1,750	1,982

		26,949

District of Columbia — 1.9%
District of Columbia,
Rev., 5.00%, 06/01/2040	1,725	2,051
Series A, Rev., 4.00%, 03/01/2037	2,000	2,448

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	133

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
District of Columbia — continued
Series A, Rev., 4.00%, 03/01/2040	12,345	14,917
Series A, GO, 5.00%, 06/01/2022	2,175	2,323
Series A, Rev., 5.00%, 12/01/2022	2,000	2,184
Series A, Rev., 5.00%, 03/01/2031	1,500	2,031
Series C, Rev., 4.00%, 05/01/2039	2,500	3,064
Series C, Rev., 5.00%, 05/01/2023	100	111
Series C, Rev., 5.00%, 10/01/2030	4,500	6,124
Series D, GO, 5.00%, 06/01/2026	5,475	6,852
Series E, GO, 5.00%, 06/01/2021	1,250	1,275
District of Columbia Housing Finance Agency, 218 Vine St Project, Rev., 0.30%, 01/01/2040 (z)	2,500	2,500
District of Columbia, Association American Medical Colleges,
Series B, Rev., 5.00%, 10/01/2041 (p)	1,850	1,917
Series B, Rev., 5.25%, 10/01/2036 (p)	5,000	5,189
District of Columbia, Latin American Montessori, Rev., 4.00%, 06/01/2030	745	830
District of Columbia, National Public Radio,
Rev., 4.00%, 04/01/2032 (p)	1,500	1,775
Rev., 4.00%, 04/01/2035 (p)	2,100	2,484
District of Columbia, Water & Sewer Authority, Subordinated Lien, Series A, Rev., 5.00%, 10/01/2027	615	664
District of Columbia, Income Tax, Series B, Rev., 5.00%, 12/01/2026	3,440	3,749
Metropolitan Washington Airports Authority,
Rev., AMT, 5.00%, 10/01/2026	1,335	1,659
Series A, Rev., AMT, 5.00%, 10/01/2027	5,000	6,363
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Capital Appreciation, Second Senior Lien, Series B, Rev., AGC, Zero Coupon, 10/01/2036	1,000	715
Metropolitan Washington Airports Authority, Airport System Revenue,
Series A, Rev., AMT, 5.00%, 10/01/2028	2,025	2,627
Series A, Rev., AMT, 5.00%, 10/01/2034	395	508
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B, Rev., 4.00%, 10/01/2049	1,000	1,124
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, Series C, Rev., AGC, 6.50%, 10/01/2041	350	439
Washington Metropolitan Area Transit Authority,
Series A, Rev., 5.00%, 07/15/2026	1,650	2,061
Series A, Rev., 5.00%, 07/15/2031	4,240	5,796
Series A, Rev., 5.00%, 07/15/2037	3,000	3,983

		87,763

Florida — 3.0%
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinic, Rev., 5.00%, 12/01/2032	1,000	1,295

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Belmond Reserve Community Development District, 202 Project, Special Assessment, 4.00%, 05/01/2040	345	362
Belmont II Community Development District, 2020 Assessment Area,
Special Assessment, 2.50%, 12/15/2025	25	25
Special Assessment, 3.13%, 12/15/2030	125	129
Brevard County Health Facilities Authority, Health First, Inc., Rev., 5.00%, 04/01/2025	1,600	1,824
Capital Projects Finance Authority, Florida University Project, Series A1, Rev., 5.00%, 10/01/2032	1,350	1,570
Capital Trust Agency, Inc., Liza Jackson Preparatory School, Rev., 5.00%, 08/01/2040	150	179
City of Cape Coral, Water & Sewer Revenue, Rev., 5.00%, 10/01/2029	250	321
City of Jacksonville, Series A, Rev., 5.00%, 10/01/2034	1,250	1,696
City of Jacksonville, Brooks Rehabilitation Project,
Rev., 4.00%, 11/01/2034	500	586
Rev., 4.00%, 11/01/2045	1,500	1,703
City of Lake Worth Beach Consolidated Utility Revenue,
Rev., BAM, 5.00%, 10/01/2029	1,930	2,569
Rev., BAM, 5.00%, 10/01/2030	2,135	2,902
City Of South Miami, Health Facilities Authority, Inc., Baptist Health South Florida, Rev., 5.00%, 08/15/2023	100	112
City of Tallahassee, Energy System Revenue, Rev., 5.00%, 10/01/2028	3,000	3,976
County of Broward Airport System Revenue, Series P1, Rev., AMT, 5.00%, 10/01/2026 (p)	1,120	1,212
County of Broward, Airport System Revenue,
Rev., AMT, 5.00%, 10/01/2033	655	795
Series A, Rev., AMT, 5.00%, 10/01/2028	800	1,024
County of Hillsborough, Rev., 4.00%, 08/01/2034	4,370	5,389
County of Miami-Dade Aviation Revenue,
Series A, Rev., 5.00%, 10/01/2023	2,000	2,255
Series A, Rev., 5.00%, 10/01/2025	1,250	1,514
Series A, Rev., AMT, 5.00%, 10/01/2025 (p)	2,250	2,430
Series A, Rev., 5.00%, 10/01/2031	2,000	2,670
Series A, Rev., AMT, 5.00%, 10/01/2031 (p)	1,000	1,080
Series A, Rev., AMT, 5.00%, 10/01/2032 (p)	1,000	1,080
County of Miami-Dade, Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2028	7,000	8,028
Series A, Rev., AMT, 5.00%, 10/01/2027	1,325	1,525
Series A, Rev., AMT, 5.00%, 10/01/2030	2,000	2,316

SEE NOTES TO FINANCIAL STATEMENTS.

134	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
County of Miami-Dade, Building Better Communities Project, Series A, GO, 4.00%, 07/01/2044	350	425
County of Sarasota FL Utility System Revenue,
Series A, Rev., 5.00%, 10/01/2027	560	730
Series A, Rev., 5.00%, 10/01/2028	615	822
Cypress Bluff Community, Development District, Delaware Webb Project, Series A, Special Assessment, 2.70%, 05/01/2025 (e)	265	268
DG Farms Community Development District, Special Assessment, 3.75%, 05/01/2040	400	400
Eden Hills Community Development District, Special Assessment, 4.00%, 05/01/2040	300	311
Florida Development Finance Corp., Series A, Rev., 4.00%, 06/01/2030	500	515
Florida Development Finance Corp., Brightline Florida Passenger Rail, Series B, Rev., AMT, 7.38%, 01/01/2049 (e)	7,000	6,844
Florida Development Finance Corp., Discovery High School Project, Series A, Rev., 4.00%, 06/01/2030 (e)	1,500	1,549
Florida Development Finance Corp., Mater Academy Project, Series A, Rev., 5.00%, 06/15/2040	400	460
Florida Development Finance Corp., Virgin Trains USA Passenger,
Series A, Rev., AMT, 6.38%, 01/01/2049 (e) (z)	2,000	1,936
Series A, Rev., AMT, 6.50%, 01/01/2049 (e) (z)	2,000	1,923
Florida Housing Finance Corp., Social Bonds, Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	12,000	13,199
Florida State Board of Governors Florida International University Dormitory Rev, Series A, Rev., BAM, 5.00%, 07/01/2029	1,900	2,513
Greater Orlando Aviation Authority, Priority Subordinated,
Series A, Rev., AMT, 5.00%, 10/01/2033	1,500	1,830
Series A, Rev., AMT, 5.00%, 10/01/2036	2,230	2,702
Hammock Reserve Community Development District, Assesment Area One Project, Special Assessment, 4.00%, 05/01/2040	545	570
Highlands County, Health Facilities Authority, Hospital Adventist Health, Rev., VRDO, 0.09%, 01/07/2021 (z)	3,000	3,000
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A, Rev., 4.00%, 08/01/2045	3,275	3,789
Hillsborough County, School Board, Master Lease Program, Series A, COP, 5.00%, 07/01/2029 (p)	200	214

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
JEA Electric System, Series 3A, Rev., 5.00%, 10/01/2022	370	400
JEA Electric System Revenue,
Series 3A, Rev., 5.00%, 10/01/2021	500	517
Series 3A, Rev., 5.00%, 10/01/2035	5,000	6,636
Series IIIB, Rev., 5.00%, 10/01/2032	1,295	1,610
JEA Water & Sewer System Revenue, Series A, Rev., 5.00%, 10/01/2025	1,000	1,221
JEA Water & Sewer System Revenue, Subordinated, Series A, Rev., 5.00%, 10/01/2031	885	1,110
Lakewood Ranch Stewardship District, Lorraine Lakes Project, Special Assessment, 3.13%, 05/01/2030 (e)	315	324
Lakewood Ranch Stewardship District, Northeast Sector Project, Special Assessment, 2.50%, 05/01/2025 (e)	1,165	1,172
Special Assessment, 3.20%, 05/01/2030 (e)	545	561
Special Assessment, 3.50%, 05/01/2040	925	935
Lakewood Ranch Stewardship District, Zario Project, Special Assessment, 2.63%, 05/01/2025	690	698
Midtown Miami Community Development District, Series A, Special Assessment, 5.00%, 05/01/2037	350	364
North Powerline Road Community Development District, Special Assessment, 3.63%, 05/01/2040	1,345	1,351
Old Hickory Community Development District, Special Assessment, 2.50%, 06/15/2025	270	273
Orange County Health Facilities Authority, Rev., 5.00%, 10/01/2025	1,970	2,384
Orlando Utilities Commission,
Series 2018A, Rev., 5.00%, 10/01/2035	2,480	3,140
Series C, Rev., 5.00%, 10/01/2022	3,010	3,261
Palm Beach County Health Facilities Authority, Retirement Life Communities, Rev., 5.00%, 11/15/2032	2,170	2,550
Parkview at Long Lake Ranch Community Development District, Special Assessment, 4.00%, 05/01/2051	800	830
Pine Ridge Plantation Community Development District, Senior Lien,
Series A1, Special Assessment, AGM, 3.00%, 05/01/2022	470	483
Series A1, Special Assessment, AGM, 3.00%, 05/01/2023	480	504
Pinellas County Housing Finance Authority, Lexington Club Renaissance, Rev., 0.30%, 04/01/2023 (z)	2,000	2,000
Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 4.00%, 06/15/2040	500	532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	135

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Sarasota National Community Development District, Special Assessment, 4.00%, 05/01/2039	615	658
School District of Broward County, Series A, COP, 5.00%, 07/01/2025 (p)	2,830	3,030
State of Florida, Series D, GO, 5.00%, 06/01/2024	7,555	7,705
State of Florida Department of Transportation Turnpike System Revenue, Department Transportation, Series A, Rev., 5.00%, 07/01/2023	1,000	1,024
State of Florida Lottery Revenue, Series A, Rev., 5.00%, 07/01/2022	1,625	1,664
State of Florida, Board Education, Capital Outlay, Series A, GO, 4.00%, 06/01/2021	75	76
State of Florida, Department of Transportation, Turnpike System Revenue,
Series A, Rev., 5.00%, 07/01/2022	1,310	1,404
Series A, Rev., 5.00%, 07/01/2029	2,000	2,713
Series B, Rev., 5.00%, 07/01/2023	125	140
Stoneybrook South Community Development District, Fox South Assessment Area,
Special Assessment, 2.50%, 12/15/2025 (e)	675	678
Special Assessment, 3.00%, 12/15/2030 (e)	475	479
Special Assessment, 3.50%, 12/15/2040 (e)	1,030	1,041
Towne Park Community Development District, Assessment Area 3D Project, Special Assessment, 2.63%, 05/01/2025 (e)	500	500
Village Community Development District No. 13,
Special Assessment, 1.88%, 05/01/2025 (e)	1,000	1,012
Special Assessment, 2.63%, 05/01/2030 (e)	1,500	1,548
Villamar Community Development District, Special Assessment, 3.75%, 05/01/2040	655	672

		151,767

Georgia — 2.5%
Board of Water Light & Sinking Fund Commissioners of The City of Dalton, Combined Utilities Revenue Bonds,
Rev., 4.00%, 03/01/2035	1,100	1,315
Rev., 4.00%, 03/01/2036	1,000	1,191
Rev., 4.00%, 03/01/2037	1,135	1,347
Rev., 4.00%, 03/01/2038	1,000	1,183
Carroll County, School District, GO, 5.00%, 04/01/2024	1,000	1,154
City of Atlanta, Airport Passenger Facility, Subordinated Lien, Series C, Rev., 5.00%, 07/01/2040	3,000	3,825

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
City of Atlanta, Department of Aviation, Series B, Rev., AMT, 5.00%, 07/01/2028	3,300	4,264
City of Atlanta, Department of Aviation, Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2031	1,155	1,502
City of Atlanta, Water & Wastewater Revenue, Rev., 5.00%, 11/01/2024	3,110	3,672
Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Rev., 4.00%, 04/01/2033	500	605
Development Authority of Monroe County (The), Oglethorpe Power Corporation Scherer Project, Series A, Rev., 1.50%, 01/01/2039 (z)	125	128
Georgia Housing & Finance Authority, Series A, Rev., 4.00%, 06/01/2050	3,980	4,514
Georgia State Road & Tollway Authority,
Rev., 5.00%, 06/01/2026	3,200	3,987
Rev., 5.00%, 06/01/2027	5,250	6,735
Rev., 5.00%, 06/01/2028	5,500	7,245
Rev., 5.00%, 06/01/2030	6,205	8,495
Main Street Natural Gas, Inc.,
Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 04/01/2048 (z)	5,000	5,446
Series B, Rev., 4.00%, 08/01/2049 (z)	2,190	2,483
Series C, Rev., LIQ: Royal Bank of Canada, 4.00%, 08/01/2048 (z)	105	115
Series C, Rev., 4.00%, 03/01/2050 (z)	7,350	8,631
Metropolitan Atlanta Rapid Transit Authority, Series B, Rev., 5.00%, 07/01/2045	10,000	12,032
Municipal Electric Authority of Georgia, Combined Cycle Project,
Series A, Rev., 4.00%, 11/01/2023	2,750	3,031
Series A, Rev., 5.00%, 11/01/2027	250	320
Series A, Rev., 5.00%, 11/01/2029	250	332
Municipal Electric Authority of Georgia, General Resolution Project, Series A, Rev., 4.00%, 01/01/2037	1,125	1,347
Municipal Electric Authority of Georgia, Project One, Subordinated,
Series B, Rev., 4.00%, 01/01/2039	1,400	1,667
Series B, Rev., 5.00%, 01/01/2023	1,000	1,091
Private Colleges & Universities Authority, Emory University, Series A, Rev., 5.00%, 09/01/2041 (p)	2,000	2,064
Private Colleges & Universities Authority, Various Emory University, Series B, Rev., (SIFMA Municipal Swap Index + 0.42%), 0.51%, 10/01/2039 (aa)	1,000	1,000
Richmond County Development Authority, Subordinated, Series C, Rev., Zero Coupon, 12/01/2021 (p)	3,645	3,638
Savannah Economic Development Authority, International Paper Company Project, Rev., 1.90%, 08/01/2024	150	157

SEE NOTES TO FINANCIAL STATEMENTS.

136	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
State of Georgia,
Series A1, GO, 5.00%, 02/01/2024	100	115
Series C, GO, 4.00%, 09/01/2021	95	97
Series C, GO, 4.00%, 10/01/2022	2,015	2,150
State of Georgia, Group 1,
Series A, GO, 5.00%, 08/01/2026	5,000	6,309
Series A, GO, 5.00%, 08/01/2027	2,000	2,605
State of Georgia, Group 2, Series A, GO, 4.00%, 08/01/2034	2,000	2,559
State of Georgia, Tranche 2, Series A, GO, 5.00%, 07/01/2030	2,000	2,715
Tender Option Bond Trust Receipts/Certificates, Series 2017ZF0589, Rev., LIQ: Bank of America NA, 0.00%, 06/01/2049 (e) (z)	3,750	3,750
Thomaston Housing Authority, Fairview Apartments Project, Series A, Rev., FNMA, 0.34%, 12/01/2023 (z)	4,250	4,248
Valdosta & Lowndes County Hospital Authority, South Medical Center Project, Series B, Rev., CNTY GTD, 5.00%, 10/01/2041 (p)	4,100	4,248

		123,312

Hawaii — 0.5%
City & County Honolulu, Wastewater System Revenue, Senior, Series A, Rev., 4.50%, 07/01/2030 (p)	2,000	2,042
City & County of Honolulu,
Series A, GO, 5.00%, 10/01/2025	15	18
Series A, GO, 5.00%, 09/01/2027	30	39
City & County of Honolulu, Wastewater System, Senior, Series A, Rev., 4.50%, 07/01/2028 (p)	1,000	1,021
County of Maui, GO, 5.00%, 03/01/2028	1,175	1,540
State of Hawaii,
Series EA, GO, 5.00%, 12/01/2023	2,000	2,086
Series FE, GO, 5.00%, 10/01/2021	2,500	2,590
Series FG, GO, 4.00%, 10/01/2032	2,000	2,331
State of Hawaii Airports System Revenue,
Rev., AMT, 5.00%, 07/01/2021 (p)	2,500	2,558
Series B, Rev., 5.00%, 07/01/2026	1,250	1,549
State of Hawaii Harbor System Revenue,
Series A, Rev., AMT, 4.00%, 07/01/2031	250	303
Series A, Rev., AMT, 4.00%, 07/01/2032	500	603
Series A, Rev., AMT, 4.00%, 07/01/2033	750	899
Series A, Rev., AMT, 4.00%, 07/01/2034	3,555	4,250
Series A, Rev., AMT, 5.00%, 07/01/2027	250	313
Series A, Rev., AMT, 5.00%, 07/01/2028	500	641
Series A, Rev., AMT, 5.00%, 07/01/2029	250	324
Series C, Rev., 4.00%, 07/01/2032	200	248
State of Hawaii, Airports System Revenue, Series D, Rev., 5.00%, 07/01/2030	1,000	1,348

		24,703

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Idaho — 0.1%
Idaho Health Facilities Authority, Che Trinity Health Credit, Rev., 0.22%, 12/01/2048 (z)	2,735	2,735
Idaho Health Facilities Authority, Trinity Health Credit Group, Series A, Rev., 5.00%, 12/01/2047	1,715	2,097

		4,832

Illinois — 5.5%
Champaign County Community Unit School District No. 4 Champaign, GO, 5.00%, 01/01/2029	1,765	2,142
Chicago Board of Education, Capital Appreciation School Reform,
Series A, GO, NATL, Zero Coupon, 12/01/2029	1,000	772
Series B1, GO, NATL, Zero Coupon, 12/01/2022	1,000	966
Series B1, GO, NATL, Zero Coupon, 12/01/2029	1,000	772
Chicago O’Hare International Airport, General Senior Lien, Series B, Rev., AMT, 5.00%, 01/01/2025 (p)	1,200	1,255
Chicago O’Hare International Airport, Senior Lien,
Series A, Rev., 4.00%, 01/01/2035	3,500	4,147
Series A, Rev., BAM, 4.00%, 01/01/2036	3,000	3,584
Series A, Rev., 5.00%, 01/01/2035	6,000	7,710
Chicago O’Hare International Airport, Third Lien Series,
Rev., 5.63%, 01/01/2035 (p)	5,000	5,000
Rev., 5.75%, 01/01/2039 (p)	425	425
Chicago Transit Authority, Sales Tax Receipts Fund,
Rev., 5.25%, 12/01/2036 (p)	10,600	11,090
Rev., 5.25%, 12/01/2049	3,000	3,441
Series A, Rev., 5.00%, 12/01/2045	6,750	8,203
City of Berwyn, Series A, GO, 5.00%, 12/01/2029	1,000	1,120
City of Chicago,
Series A, GO, 5.00%, 01/01/2027	2,180	2,351
Series A, GO, 5.50%, 01/01/2033	1,815	2,003
Series A, GO, 6.00%, 01/01/2038	8,775	10,266
Series C, GO, 5.00%, 01/01/2028	1,450	1,606
City of Chicago Waterworks Revenue, Second Lien Project, Rev., 5.00%, 11/01/2023	100	111
City of Chicago, Waterworks Revenue, Second Lien, Rev., 4.00%, 11/01/2021	200	206
Cook County Community Consolidated School District No. 34 Glenview, GO, 4.00%, 12/01/2029 (w)	2,000	2,546
Cook County High School District No. 214 Arlington Heights, GO, 4.00%, 12/01/2026	1,910	2,292

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	137

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Cook County, Community School District No. 97, Oak Park, GO, 4.00%, 01/01/2034	2,000	2,368
Cook County, Community Unit School District No. 401, Elmwood Park,
GO, 3.00%, 12/01/2021	715	732
GO, 3.00%, 12/01/2022	500	525
County of Cook, Series A, GO, AGM, 5.00%, 11/15/2026	1,000	1,223
Illinois Finance Authority, Series B2, Rev., 5.00%, 05/15/2050 (z)	2,550	3,112
Illinois Finance Authority, Advocate Health Care, Rev., 5.00%, 06/01/2042 (p)	1,000	1,067
Illinois Finance Authority, Advocate Health Care Network Project,
Rev., 4.00%, 11/01/2030	2,000	2,301
Rev., 4.00%, 06/01/2047 (p)	2,535	2,668
Rev., 5.00%, 05/01/2022	1,000	1,063
Illinois Finance Authority, American Water Capital Corp. Project, Rev., 0.70%, 05/01/2040 (z)	895	894
Illinois Finance Authority, Ascension Health, Series A, Rev., 5.00%, 11/15/2037 (p)	1,530	1,593
Illinois Finance Authority, Ascension Health Credit, Series C, Rev., 5.00%, 02/15/2036	1,355	1,662
Illinois Finance Authority, Bradley University, Series B, Rev., VRDO, LOC: PNC Bank NA, 0.10%, 01/07/2021 (z)	6,000	6,000
Illinois Finance Authority, Centegra Health System,
Series A, Rev., 5.00%, 09/01/2025	1,495	1,741
Series A, Rev., 5.00%, 09/01/2027	1,200	1,388
Illinois Finance Authority, Clean Water Initiative, Rev., 5.00%, 07/01/2021	7,305	7,479
Illinois Finance Authority, Green Bonds,
Rev., 4.00%, 01/01/2033	12,350	15,724
Rev., 4.00%, 07/01/2040	1,500	1,846
Rev., 5.00%, 01/01/2022	1,500	1,572
Illinois Finance Authority, Health Services Facility Lease Revenue, Provident Group UIC Surgery,
Rev., 4.00%, 10/01/2040	1,750	1,975
Rev., 5.00%, 10/01/2032	750	964
Rev., 5.00%, 10/01/2034	125	160
Illinois Finance Authority, Illinois State Clean Water Initiative, Green Bond,
Rev., 5.00%, 01/01/2022	220	230
Rev., 5.00%, 07/01/2023	1,650	1,847
Rev., 5.00%, 01/01/2028	100	131
Illinois Finance Authority, Mercy Health Corp., Rev., 5.00%, 12/01/2040	1,000	1,155
Illinois Finance Authority, Northshore University Health System,
Rev., 5.00%, 08/15/2031	1,000	1,352
Rev., 5.00%, 08/15/2035	1,500	1,991

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Illinois Finance Authority, OSF Healthcare System, Series B1, Rev., 5.00%, 05/15/2050 (z)	2,250	2,578
Illinois Finance Authority, Southern Illinois Healthcare, Rev., 5.00%, 03/01/2031	2,135	2,613
Illinois Finance Authority, Swedish Covenant Hospital, Series A, Rev., 5.00%, 08/15/2026 (p)	1,180	1,480
Illinois State Toll Highway Authority,
Series A, Rev., 5.00%, 01/01/2028	100	129
Series A, Rev., 5.00%, 01/01/2044	1,000	1,268
Series B, Rev., 5.00%, 01/01/2029	100	121
Series C, Rev., 5.00%, 01/01/2023	60	66
Illinois State Toll Highway Authority, Senior,
Series A, Rev., 5.00%, 12/01/2031	5,115	6,131
Series B, Rev., 5.00%, 01/01/2028	7,020	9,064
Series B, Rev., 5.00%, 01/01/2041	2,000	2,365
Illinois State Toll Highway Authority, Toll Highway Revenue,
Series A, Rev., 5.00%, 01/01/2036	1,000	1,326
Series A, Rev., 5.00%, 01/01/2037	1,555	2,050
Illinois State Toll Highway Authority, Toll Highway Revenue, Senior,
Rev., 5.00%, 01/01/2027	500	630
Rev., 5.00%, 01/01/2031	2,000	2,667
Macon County, School District No. 61 Decatur,
GO, AGM, 4.00%, 01/01/2040	1,420	1,608
GO, AGM, 4.00%, 01/01/2045	3,000	3,353
Metropolitan Pier & Exposition Authority, Rev., NATL, Zero Coupon, 12/15/2034	1,500	1,047
Metropolitan Pier & Exposition Authority Revenue, Mccormick Place Expansion, Rev., 5.00%, 06/15/2042	2,500	2,949
Metropolitan Pier & Exposition Authority, Capital Appreciation,Mccormick, Series B, Rev., AGM, Zero Coupon, 06/15/2027	660	594
Metropolitan Water Reclamation District of Greater Chicago, Green Bonds, Series E, GO, 5.00%, 12/01/2036	2,065	2,519
Railsplitter Tobacco Settlement Authority,
Rev., 5.00%, 06/01/2022	1,250	1,329
Rev., 5.00%, 06/01/2023	130	144
Rev., 5.25%, 06/01/2021	1,305	1,331
Sales Tax Securitization Corp., Second Lien, Series A, Rev., BAM, 5.00%, 01/01/2037	750	941
Southwestern Illinois Development Authority, Southwestern Il Flood Prevention, Rev., 4.00%, 10/15/2035	1,215	1,469
State of Illinois,
GO, 4.00%, 06/01/2036	485	511
GO, 5.00%, 07/01/2023	1,000	1,083
GO, 5.00%, 08/01/2024	850	892
GO, 5.00%, 02/01/2026	2,000	2,285
GO, 5.00%, 01/01/2028	6,810	7,675

SEE NOTES TO FINANCIAL STATEMENTS.

138	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
GO, 5.00%, 02/01/2028	3,000	3,456
GO, 5.00%, 01/01/2029	2,085	2,339
GO, 5.00%, 02/01/2029	2,000	2,292
GO, 5.25%, 02/01/2030	2,000	2,163
GO, 5.50%, 05/01/2030	2,000	2,495
Series A, GO, 4.00%, 01/01/2026	1,050	1,072
Series A, GO, 5.00%, 10/01/2023	300	327
Series A, GO, 5.00%, 11/01/2026	2,500	2,890
Series B, GO, 5.00%, 10/01/2026	1,000	1,155
Series B, GO, 5.00%, 10/01/2028	1,715	2,032
Series B, GO, 5.00%, 10/01/2031	5,000	6,017
Series B, GO, 5.50%, 05/01/2039	250	303
Series C, GO, 5.00%, 11/01/2029	4,485	5,037
Series D, GO, 5.00%, 11/01/2021	2,000	2,057
Series D, GO, 5.00%, 11/01/2026	1,980	2,239
Series D, GO, 5.00%, 11/01/2027	6,130	6,986
Series D, GO, 5.00%, 11/01/2028	2,500	2,826
Tender Option Bond Trust Receipts/Certificates, Series 2018XL0082, Rev., VRDO, LIQ: Barclays Bank plc, 0.19%, 01/07/2021 (e) (z)	15,370	15,370
University of Illinois, Auxiliary Facilities System,
Series A, Rev., 5.00%, 04/01/2022	300	316
Series A, Rev., 5.00%, 04/01/2025	140	158
Village of Rosemont, Series A, GO, BAM, 5.00%, 12/01/2042	10,000	12,546
Will Grundy Etc Counties Community College District No. 525, Alternative Revenue Source, Series B, GO, 5.50%, 06/01/2031	3,375	3,852

		276,917

Indiana — 1.7%
City of Mount Vernon, Southern Industry Gas And Electric Company, Rev., AMT, 0.88%, 09/01/2055 (z)	250	250
City of Rockport, Industry Pollution Control, Michigan Power Company Project, Rev., 2.75%, 06/01/2025	100	109
City of Rockport, Rockport Pollution Control, Aep Generating Company Project, Series A, Rev., 1.35%, 07/01/2025 (z)	20	20
City of Whiting, BP Products North America, Inc. Project, Rev., AMT, 5.00%, 11/01/2047 (z)	5,000	5,847
City of Whiting, Whiting Industry Environmental Facilities, Bp Products North America, Inc., Series A, Rev., AMT, 5.00%, 03/01/2046 (z)	1,250	1,371
County of Knox, Good Samaritan Hospital, Series A, Rev., 5.00%, 04/01/2037	1,200	1,235
Indiana Finance Authority, Citizens Water Westfield Project, Series A, Rev., 4.00%, 10/01/2048	1,500	1,758

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indiana Finance Authority, Community Foundation Northwest Industry, Rev., 4.00%, 03/01/2034 (p)	150	157
Indiana Finance Authority, Community Health Network, Series A, Rev., 5.00%, 05/01/2042 (p)	665	739
Indiana Finance Authority, Cwa Authority Project, Green Bonds, Rev., 5.00%, 10/01/2031	500	682
Indiana Finance Authority, Cwa Authority, First Lien, Series A, Rev., 5.25%, 10/01/2025	1,325	1,373
Indiana Finance Authority, Duke Energy Industry Project, Series A4, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.13%, 01/04/2021 (z)	2,500	2,500
Indiana Finance Authority, Indianapolis Power,
Series A, Rev., 0.75%, 12/01/2038 (z)	4,875	4,898
Series B, Rev., AMT, 0.95%, 12/01/2038 (z)	7,025	7,048
Indiana Finance Authority, Marion General Hospital, Series A, Rev., 4.00%, 07/01/2045	5,000	5,600
Indiana Finance Authority, Valley Electric Corporation Project, Series B, Rev., 3.00%, 11/01/2030	1,000	1,067
Indiana University, Series X, Rev., 3.00%, 08/01/2029	1,000	1,114
Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series A1, Rev., AMT, 5.00%, 01/01/2028	200	240
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport, Rev., AMT, 5.00%, 01/01/2026	1,050	1,262
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Authority,
Series D, Rev., AMT, 5.00%, 01/01/2028	3,715	4,135
Series D, Rev., AMT, 5.00%, 01/01/2029	3,000	3,329
Series D, Rev., AMT, 5.00%, 01/01/2030	2,000	2,213
Series D, Rev., AMT, 5.00%, 01/01/2031	4,000	4,418
Series D, Rev., AMT, 5.00%, 01/01/2032	4,500	4,960
Series D, Rev., AMT, 5.00%, 01/01/2033	3,500	3,849
Series I, Rev., AMT, 5.00%, 01/01/2032	4,885	5,537
Series I, Rev., AMT, 5.00%, 01/01/2033	5,000	5,650
Indianapolis Local Public Improvement Bond Bank, Metropolitan Thoroughfare District, Series D, Rev., 4.00%, 01/01/2041	10,000	12,216
Southwest Allen Multi School Building Corp., 1st Mortgage, Rev., 5.00%, 01/15/2030	1,200	1,545
Tippecanoe School Corp., GO, 4.00%, 07/15/2023	1,080	1,176

		86,298

Iowa — 0.9%
Clinton Community School District,
GO, AGM, 5.00%, 06/01/2024	1,425	1,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	139

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Iowa — continued
GO, AGM, 5.00%, 06/01/2026	1,290	1,593
Iowa Finance Authority, Cj Bio America, Inc. Project, Rev., VRDO, LOC: Korea Development Bank, 0.22%, 01/07/2021 (z)	16,000	16,000
Iowa Finance Authority, Fertilizer Co. Project, Rev., 5.25%, 12/01/2025	3,550	3,871
PEFA, Inc., Rev., 5.00%, 09/01/2049 (z)	1,000	1,225
Sioux City Community School District, Rev., BAM, 3.00%, 10/01/2025	3,625	4,027
Southeast Polk Community School District,
Series A, GO, 4.00%, 05/01/2029	3,000	3,647
Series A, GO, 5.00%, 05/01/2028	5,185	6,742
West Des Moines Community School District, Capital Loan Notes, Series A, GO, 5.00%, 05/01/2028	3,000	3,916

		42,666

Kansas — 0.3%
State of Kansas, Department of Transportation, Series C3, Rev., (0.70 * ICE LIBOR USD 1 Month + 0.40%), 0.51%, 09/01/2023 (aa)	2,000	2,000
University of Kansas Hospital Authority, University Kansas Health System, Series A, Rev., 5.00%, 03/01/2047	10,000	12,009

		14,009

Kentucky — 0.5%
County of Trimble, Louisville Gas And Electric Company, Rev., AMT, 1.30%, 09/01/2044 (z)	1,000	1,014
Kentucky Asset Liability Commission, Project Notes, Series A, Rev., 5.00%, 09/01/2022	2,000	2,155
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Rev., 5.00%, 08/15/2042 (p)	175	180
Kentucky Economic Development Finance Authority, Norton Healthcare, Inc.,
Series B, Rev., NATL, Zero Coupon, 10/01/2026	3,930	3,619
Series B, Rev., NATL, Zero Coupon, 10/01/2027	1,995	1,792
Kentucky Housing Corp., City View Park Project, Rev., 1.16%, 02/01/2023 (z)	3,500	3,538
Kentucky Public Energy Authority, Gas Supply, Series B, Rev., 4.00%, 01/01/2049 (z)	3,475	3,906
Kentucky State Property & Building Commission, Project No. 100, Series A, Rev., 5.00%, 08/01/2026 (p)	2,000	2,055
Louisville and Jefferson County Metropolitan Government, Louisville Gas And Electric Co. Project, Series A, Rev., 0.90%, 09/01/2026	2,750	2,766

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Kentucky — continued
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc., Rev., 5.00%, 10/01/2031	670	812
Tender Option Bond Trust Receipts/Certificates, Series 2018XG0161, Rev., AGM, LOC: Bank of America NA, LIQ: Bank of America NA, 0.00%, 12/01/2041 (e) (z)	5,460	5,460

		27,297

Louisiana — 1.3%
City of Shreveport, GO, 5.00%, 08/01/2029 (p)	4,790	4,922
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge, Sales Tax,
Rev., AGM, 5.00%, 08/01/2022	80	86
Rev., AGM, 5.00%, 08/01/2027	1,400	1,782
East Baton Rouge Parish, Sewerage Commission, Series B, Rev., 5.00%, 02/01/2039 (p)	1,200	1,431
Ernest N. Morial New Orleans Exhibition Hall Authority, Special Tax, 5.00%, 07/15/2027	900	950
Louisiana Housing Corp., Stone Vista Apartments Project, Rev., 0.32%, 12/01/2023 (z)	1,250	1,250
Louisiana Local Government Environmental Facilities & Community Development Authority, East Baton Rouge Sewage Commission, Subordinated Lien,
Rev., 5.00%, 02/01/2028 (p)	1,655	1,895
Series A, Rev., 4.00%, 02/01/2048 (p)	1,660	1,792
Louisiana Public Facilities Authority, Ochsner Clinic Foundation,
Series A, Rev., 4.00%, 05/15/2049	2,000	2,299
Series B, Rev., 5.00%, 05/15/2050 (z)	2,935	3,505
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.00%, 05/15/2042	1,480	1,760
Louisiana State University & Agricultural & Mechanical College, Auxiliary, Series A, Rev., 5.00%, 07/01/2021	1,285	1,314
New Orleans Aviation Board, Series B, Rev., AMT, 5.00%, 01/01/2040	3,000	3,375
New Orleans Aviation Board, General Airport, Series D2, Rev., AMT, 5.00%, 01/01/2033	1,100	1,311
New Orleans Aviation Board, General Airport North Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2038	1,000	1,179
Series B, Rev., AMT, 5.00%, 01/01/2048	5,000	5,794
Parish of St. James, Various Nucor Steel Louisiana, Series A1, Rev., VRDO, 0.16%, 01/07/2021 (z)	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

140	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Louisiana — continued
Parish of St. John the Baptist, Marathon Oil Corp. Project, Series B1, Rev., 2.13%, 06/01/2037 (z)	875	897
Port New Orleans Board of Commissioners, Series E, Rev., AMT, 5.00%, 04/01/2039	1,170	1,462
Regional Transit Authority Sales Tax Revenue, Series A, Rev., AGM, 5.00%, 01/01/2029	3,000	3,839
State of Louisiana, Series A, GO, 5.00%, 03/01/2037	9,555	12,417
State of Louisiana Gasoline & Fuels Tax Revenue, Second Lien,
Series A, Rev., 0.60%, 05/01/2043 (z)	4,135	4,148
Series D, Rev., 0.55%, 05/01/2043 (z)	2,295	2,296
Series D, Rev., 0.60%, 05/01/2043 (z)	1,605	1,610
Tobacco Settlement Financing Corp., Asset Backed, Series A, Rev., 5.00%, 05/15/2023	125	139

		66,453

Maine — 0.3%
Maine Turnpike Authority,
Rev., 4.00%, 07/01/2045	9,000	10,654
Rev., 5.00%, 07/01/2031	400	538
Rev., 5.00%, 07/01/2033	1,155	1,536

		12,728

Maryland — 3.0%
City of Baltimore, Water Project, Series A, Rev., 5.00%, 07/01/2050	3,200	4,149
City of Brunswick, Brunswick Crossing Special Tax, Special Tax, 4.00%, 07/01/2029	500	541
County of Baltimore, Metropolitan District, GO, BAN, 4.00%, 03/22/2021	1,500	1,512
County of Howard, Metropolitan District, Series E, GO, 5.00%, 02/15/2027	1,850	2,370
County of Montgomery,
Series A, GO, 4.00%, 08/01/2031	5,000	6,470
Series B, GO, 4.00%, 11/01/2028	7,985	10,109
Series C, GO, 5.00%, 10/01/2026	1,000	1,268
County of Prince George’s, Chesapeake Lighthouse Obligations, Series A, Rev., 6.50%, 08/01/2035 (e)	500	560
County of Prince George’s, Public Improvement, Series A, GO, 4.00%, 07/15/2032	5,000	6,267
Maryland Community Development Administration,
Series B, Rev., 4.00%, 09/01/2049	2,585	2,876
Series D, Rev., 3.25%, 09/01/2050	500	554
Maryland Community Development Administration, Residential,
Series A, Rev., 3.75%, 03/01/2050	1,500	1,678
Series A, Rev., 4.50%, 09/01/2048	7,000	7,912
Series B, Rev., AMT, 4.50%, 09/01/2048	6,225	6,960

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
Maryland Economic Development Corp., Morgan State University Project, Rev., 4.00%, 07/01/2040	665	694
Maryland Economic Development Corp., Port Covington Project,
Tax Allocation, 3.25%, 09/01/2030	1,405	1,433
Tax Allocation, 4.00%, 09/01/2040	1,280	1,343
Maryland Health & Higher Educational Facilities Authority, Series A, Rev., 5.00%, 07/01/2043 (p)	2,000	2,143
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare,
Rev., 4.00%, 01/01/2038	1,155	1,316
Rev., 5.00%, 01/01/2025 (w)	470	519
Rev., 5.00%, 01/01/2036 (w)	2,290	2,783
Maryland Health & Higher Educational Facilities Authority, Ascension Health, Series B, Rev., 5.00%, 11/15/2051 (p)	1,150	1,198
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital, Series A, Rev., 5.00%, 07/01/2023 (p)	1,415	1,515
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Rev., 5.00%, 07/01/2028	1,300	1,527
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Rev., 5.00%, 07/01/2024 (p)	2,500	2,903
State of Maryland, Series B, GO, 5.00%, 08/01/2022	270	291
State of Maryland, First,
Series A, GO, 5.00%, 03/01/2024 (p)	1,000	1,056
Series B, GO, 4.50%, 08/01/2021	1,305	1,338
State of Maryland, Group 1, Series A, GO, 5.00%, 08/01/2028	1,500	2,000
State of Maryland, Group 2, State and Local Facilities Loan, GO, 5.00%, 08/01/2033	4,700	6,451
State of Maryland, Local Facilities Loan,
Series A, GO, 4.00%, 03/15/2034	18,070	22,767
Series A, GO, 5.00%, 08/01/2028	7,000	9,332
Series A, GO, 5.00%, 08/01/2029	4,000	5,460
State of Maryland, Second, Series B, GO, 5.00%, 08/01/2025 (p)	505	543
Tender Option Bond Trust Receipts/Certificates, Series 2018XF0605, Rev., LIQ: Bank of America NA, 0.00%, 05/01/2047 (e) (z)	3,300	3,300
Washington Suburban Sanitary Commission,
Rev., CNTY GTD, 5.00%, 06/01/2021	4,245	4,329
Rev., CNTY GTD, 5.00%, 06/01/2028	1,000	1,328
Rev., CNTY GTD, 5.00%, 12/01/2028	2,290	3,081
Rev., CNTY GTD, 5.00%, 06/01/2029	4,000	5,447
Series A, Rev., VRDO, BAN, CNTY GTD, 0.07%, 01/07/2021 (z)	3,400	3,400
Washington Suburban Sanitary Commission, Consolidated Public Improvement,
Rev., CNTY GTD, 4.00%, 06/01/2022	75	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	141

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maryland — continued
Rev., CNTY GTD, 5.00%, 06/01/2029	1,500	1,979
Series 2, Rev., CNTY GTD, 5.00%, 06/01/2022	1,200	1,282
Washington Suburban Sanitary Commission, Consolidated Public Improvement Bonds, Rev., CNTY GTD, 5.00%, 06/01/2033	3,000	3,883
Washington Suburban Sanitary Commission, Green Bond, Series 2, Rev., CNTY GTD, 5.00%, 12/01/2028	1,305	1,756

		149,702

Massachusetts — 1.2%
Commonwealth of Massachusetts,
Series A, GO, 5.00%, 04/01/2024 (p)	2,500	2,529
Series A, GO, 5.00%, 06/01/2044 (z)	1,500	1,671
Series D, GO, 4.00%, 11/01/2036	2,500	3,144
Series D, GO, 4.00%, 11/01/2041	4,000	4,946
Commonwealth of Massachusetts, Consolidated Loan,
Series D2, GO, 1.70%, 08/01/2043 (z)	1,000	1,021
Series E, GO, 5.00%, 08/01/2024 (p)	2,000	2,056
Massachusetts Development Finance Agency, Series A1, Rev., 5.00%, 07/01/2050 (z)	5,000	6,688
Massachusetts Development Finance Agency, Milford Regional Medical Center, Rev., 5.00%, 07/15/2046 (e)	1,000	1,170
Massachusetts Educational Financing Authority,
Series B, Rev., AMT, 2.63%, 07/01/2036	5,460	5,659
Series B, Rev., AMT, 5.00%, 07/01/2023	250	278
Series B, Rev., AMT, 5.00%, 07/01/2024	615	706
Series I, Rev., AMT, 5.00%, 01/01/2025	3,000	3,495
Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Series J2, Rev., VRDO, 0.07%, 01/07/2021 (z)	4,015	4,015
Massachusetts Housing Finance Agency, Social Bond,
Series 220, Rev., GNMA/FNMA/FHLMC, 3.00%, 12/01/2050	3,750	4,134
Series 220, Rev., GNMA/FNMA/FHLMC, 5.00%, 12/01/2023	500	569
Massachusetts School Building Authority, Senior,
Series B, Rev., 5.00%, 08/15/2028 (p)	5,000	5,390
Series B, Rev., 5.00%, 10/15/2041 (p)	1,355	1,406
Massachusetts School Building Authority, Subordinated, Series A, Rev., 5.00%, 02/15/2036	7,190	8,155
Massachusetts Water Resources Authority, Series C, Rev., 4.00%, 08/01/2022 (p)	3,180	3,370
Massachusetts Water Resources Authority, Green Bonds, Series C, Rev., 4.00%, 08/01/2022 (p)	100	106
Metropolitan Boston Transit Parking Corp., Rev., 5.25%, 07/01/2036	300	307

		60,815

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — 1.1%
City of Detroit, Sewage Disposal System Revenue, Senior Lien, Series A, Rev., 5.00%, 07/01/2023	5,000	5,349
City of Lansing, GO, AGM, 5.00%, 05/01/2028	515	670
Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C, Rev., 5.00%, 07/01/2032	75	91
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B, Rev., 5.00%, 07/01/2030	3,200	3,941
L’Anse Creuse Public Schools, GO, Q-SBLF, 5.00%, 05/01/2029	2,405	2,847
Michigan Finance Authority,
Rev., 5.00%, 11/15/2022	125	135
Rev., 5.00%, 11/15/2023	1,375	1,548
Rev., 5.00%, 11/15/2025	435	515
Michigan Finance Authority, Holland Community Hospital, Series A, Rev., 5.00%, 01/01/2040	1,980	2,119
Michigan Finance Authority, Hospital Trinity Health Credit, Rev., 5.00%, 12/01/2027	100	130
Michigan Finance Authority, Local Government Loan Program, Series D1, Rev., 5.00%, 07/01/2021	1,300	1,330
Michigan Finance Authority, Senior,
Series A, Rev., 4.00%, 06/01/2022	1,500	1,576
Series A, Rev., 5.00%, 06/01/2024	2,000	2,309
Michigan State Building Authority,
Series I, Rev., 5.00%, 10/15/2027	2,500	3,244
Series I, Rev., 5.00%, 10/15/2029	1,750	2,378
Michigan State Building Authority, Facilities Program, Series IA, Rev., 5.50%, 10/15/2045 (p)	2,770	2,886
Michigan State Building Authority, Multi Modal Facilities Program, Rev., VRDO, 0.19%, 01/07/2021 (z)	3,500	3,500
Michigan State Hospital Finance Authority, Hospital Trinity Health Credit, Series C, Rev., 5.00%, 12/01/2027	100	130
Michigan State Hospital Finance Authority, Trinity Health, Rev., 5.00%, 12/01/2034 (p)	1,000	1,067
Michigan State Hospital Finance Authority, Trinity Health Credit, Series C, Rev., 5.00%, 12/01/2029	1,010	1,301
Michigan State Housing Development Authority,
Rev., 0.32%, 12/01/2023 (z)	4,150	4,150
Series C, Rev., 3.00%, 06/01/2051	2,770	3,050
Michigan State University,
Series A, Rev., 5.00%, 08/15/2022	705	759
Series A, Rev., 5.00%, 08/15/2029	2,000	2,669
Series A, Rev., 5.00%, 08/15/2038	250	276

SEE NOTES TO FINANCIAL STATEMENTS.

142	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Michigan State University, Board of Trustees, Series B, Rev., 4.00%, 02/15/2024	300	335
Monroe County Economic Development Corp., Collateral Detroit Edison Co., Series AA, Rev., NATL, 6.95%, 09/01/2022	2,500	2,774
State of Michigan, Environmental Program Bonds, Series A, GO, 5.00%, 05/15/2030	400	551
State of Michigan, Garvee, Rev., GAN, 5.00%, 03/15/2024	1,435	1,641
Wayne County Airport Authority, Series F, Rev., AMT, 5.00%, 12/01/2034	1,470	1,717

		54,988

Minnesota — 1.1%
Burnsville-Eagan-Savage Independent School District No. 191,
GO, 4.00%, 02/01/2024	1,040	1,157
GO, 4.00%, 02/01/2026	1,210	1,428
County of Hennepin,
Series B, GO, 5.00%, 12/01/2027	2,850	3,733
Series C, GO, 5.00%, 12/15/2032	3,000	4,070
Dakota County Community Development Agency, Aster House Apartments Project, Rev., 0.35%, 06/01/2024 (z)	4,815	4,814
Farmington Independent School District No. 192, Series A, GO, 5.00%, 02/01/2025	2,680	3,065
Housing & Redevelopment Authority of The City of St Paul Minnesota, Fairview Health Services, Series A, Rev., 5.00%, 11/15/2047	9,000	10,789
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hope Community Academy Project, Series A, Rev., 5.00%, 12/01/2043	1,000	1,027
Minneapolis Saint Paul Metropolitan Airports Commission, Series A, Rev., 5.00%, 01/01/2025	425	502
Minnesota Housing Finance Agency,
Series G, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2051	3,875	4,256
Series I, Rev., 3.00%, 01/01/2051	2,555	2,822
Robbinsdale Independent School District No. 281, Series B, GO, 5.00%, 02/01/2024	3,020	3,453
Shakopee Independent School District No. 720, Series D, GO, 5.00%, 02/01/2024	3,685	4,200
St. Paul Port Authority, Solid Gerdau St. Paul Steel Mill Project, Rev., AMT, 4.50%, 10/01/2037 (e)	1,500	1,536
State of Minnesota,
Series A, GO, 5.00%, 08/01/2026	250	315
Series A, GO, 5.00%, 10/01/2029	45	58

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
Series A, GO, 5.00%, 08/01/2031	2,340	3,171
Series A, GO, 5.00%, 08/01/2034	2,000	2,601
Series B, GO, 4.00%, 08/01/2028	2,000	2,513
Series B, GO, 5.00%, 08/01/2022	100	108
Series E, GO, 3.00%, 08/01/2026	710	813
State of Minnesota, Various Purpose, Series F, GO, 5.00%, 10/01/2021	1,000	1,036

		57,467

Mississippi — 0.3%
Mississippi Business Finance Corp., Chevron USA, Inc. Project, Series E, Rev., VRDO, 0.10%, 01/04/2021 (z)	4,000	4,000
Mississippi Development Bank, Hinds Community College District Capital, Rev., AGM, 5.25%, 04/01/2029 (p)	2,425	2,455
Mississippi Home Corp., Gateway Affordable Cmntys, Rev., HUD, 2.40%, 02/01/2022 (p) (z)	4,500	4,553
Mississippi Hospital Equipment & Facilities Authority, Baptist Memorial Health Care, Rev., 5.00%, 09/01/2044 (z)	250	292
State of Mississippi, Series F, GO, 5.00%, 11/01/2030 (p)	1,000	1,228

		12,528

Missouri — 0.9%
City of Kansas City Airport Revenue, General Improvement, Series A, Rev., AMT, 5.00%, 09/01/2023 (p)	1,000	1,031
City of St. Charles, Series B, COP, 4.00%, 02/01/2029	515	632
Curators of the University of Missouri (The),
Series A, Rev., 4.00%, 11/01/2034	2,500	2,815
Series A, Rev., 4.00%, 11/01/2035	1,000	1,125
Hanley Road Corridor Transportation Development District, Rev., 1.00%, 10/01/2027	400	399
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Rev., 5.00%, 11/01/2035	1,700	2,079
Health & Educational Facilities Authority of the State of Missouri, Lukes Health System, Rev., 4.00%, 11/15/2038	2,000	2,421
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Service Projects, Series A, Rev., 5.00%, 02/01/2029	1,410	1,593
Kansas City Industrial Development Authority, Cathedral Towers, Rev., 0.35%, 12/01/2024 (z)	6,000	6,001
Kansas City Industrial Development Authority, Kansas City International Airport,
Rev., AMT, 4.00%, 03/01/2036	1,250	1,449

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	143

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
Rev., AMT, 4.00%, 03/01/2040	2,500	2,867
Rev., AMT, 5.00%, 03/01/2029	3,050	3,907
Missouri Development Finance Board, Procter & Gamble Paper Products, Rev., AMT, 5.20%, 03/15/2029	370	485
Missouri Housing Development Commission, First Place Homeownership Loan, Series D, Rev., GNMA/FNMA/FHLMC, 3.25%, 05/01/2051	2,000	2,223
Missouri State Environmental Improvement & Energy Resources Authority, Union Electric Company Project, Series AR, Rev., 2.90%, 09/01/2033	2,000	2,201
Orchard Farm R-V School District,
COP, 4.00%, 04/01/2027	400	474
COP, 4.00%, 04/01/2028	410	493
RBC Municipal Products, Inc. Trust, Floater Certificates, Series C16, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.15%, 01/07/2021 (e) (z)	11,000	11,000
St Louis Municipal Finance Corp., Convention Center Expansion, Rev., AGM, 5.00%, 10/01/2045	3,215	4,021
State of Missouri, Health & Educational Facilities, Saint Lukes Health System, Inc., Rev., 5.00%, 11/15/2023	250	283

		47,499

Montana — 0.1%
Montana Board of Housing, Rev., 3.00%, 12/01/2050	2,580	2,836
Montana Facility Finance Authority, Rev., 5.00%, 02/15/2033	1,000	1,212

		4,048

Nebraska — 0.6%
Central Plains Energy Project,
Rev., LIQ: Royal Bank of Canada, 4.00%, 12/01/2049 (z)	4,000	4,594
Rev., 5.00%, 09/01/2042	625	669
Central Plains Energy, Project No. 3, Series A, Rev., 5.00%, 09/01/2042	1,000	1,464
City of Omaha, Various Purpose,
Series A, GO, 4.00%, 04/15/2022	1,125	1,181
Series A, GO, 4.00%, 04/15/2023	1,675	1,818
County of Washington, Cargill, Inc. Project, Rev., AMT, 0.90%, 09/01/2030 (z)	350	355
Douglas County Hospital Authority No. 2, Health Facilities Childrens Hospital, Rev., 5.00%, 11/15/2047	3,000	3,613
Douglas County Hospital Authority No. 2, Madonna Rehabilitation Hospital, Rev., 4.00%, 05/15/2033	2,100	2,275
Douglas County, Hospital Authority No. 2, Childrens Hospital Obligated Group, Rev., 5.00%, 11/15/2053 (z)	2,190	2,643

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Nebraska — continued
Nebraska Educational Health Cultural & Social Services Finance Authority, Immanuel Obligated Group, Rev., 4.00%, 01/01/2037	1,000	1,126
Nebraska Public Power District, Series A, Rev., 0.60%, 01/01/2051 (z)	9,000	9,031

		28,769

Nevada — 1.1%
City of Carson City, Carson Tahoe Regional Medical Center, Rev., 5.00%, 09/01/2047	1,000	1,158
City of Las Vegas Special Improvement District No. 612 Skye Hills, Special Assessment, 3.50%, 06/01/2035	210	215
City of North Las Vegas, GO, BAM, 5.00%, 06/01/2027	2,000	2,486
Clark County School District, Building,
Series A, GO, 5.00%, 06/15/2029	500	638
Series B, GO, AGM-CR, 5.00%, 06/15/2033	3,000	3,805
County of Clark Passenger Facility Charge Revenue, Mccarran International,
Rev., 5.00%, 07/01/2029	5,000	6,637
Rev., 5.00%, 07/01/2031	1,950	2,554
Rev., 5.00%, 07/01/2032	2,385	3,108
County of Clark, Detention Center, GO, 4.00%, 06/01/2034	3,335	4,048
County of Clark, Limited Tax, Flood Control, GO, 5.00%, 11/01/2038 (p)	2,000	2,268
County of Clark, Passenger Facility Charge Revenue, Las Vegas McCarran International Airport, Rev., 5.00%, 07/01/2030	1,425	1,878
County of Washoe, Sierra Pacific Power Company, Rev., AMT, 0.63%, 03/01/2036 (z)	900	901
Las Vegas Convention & Visitors Authority, Series B, Rev., 5.00%, 07/01/2043	4,900	5,871
Las Vegas Valley Water District,
Series A, GO, 5.00%, 06/01/2022	3,000	3,204
Series B, GO, 5.00%, 06/01/2022	1,000	1,068
Series D, GO, 5.00%, 06/01/2023	1,180	1,315
Las Vegas Valley Water District, Water Improvement, Series A, GO, 5.00%, 06/01/2046	5,000	5,976
Las Vegas Valley, Water District, Series B, GO, 5.00%, 12/01/2023	70	80
Nevada Housing Division, Whittell Pointe, Rev., 0.30%, 10/01/2023 (z)	3,665	3,664
State of Nevada, Department of Business & Industry, Republic Services, Inc. Project, Rev., AMT, 0.30%, 12/01/2026 (e) (z)	2,000	2,000

		52,874

SEE NOTES TO FINANCIAL STATEMENTS.

144	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Hampshire — 0.0% (g)
New Hampshire Business Finance Authority, Caritas Oregon Project, Series A, Rev., 4.13%, 08/15/2040 (e)	2,000	2,013
New Hampshire Business Finance Authority, Rev., 4.13%, 01/20/2034	988	1,109
New Hampshire Health and Education Facilities Authority Act, Wentworth Douglas Hospital, Series A, Rev., 6.50%, 01/01/2031 (p)	95	95

		3,217

New Jersey — 3.6%
City of Newark,
Series A, GO, AGM, 5.00%, 10/01/2027	100	126
Series A, GO, AGM, 5.00%, 10/01/2028	750	962
Garden State Preservation Trust, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 11/01/2026	1,000	928
Hudson County Improvement Authority, Hudson County Courthouse Project, Rev., 5.00%, 10/01/2028	150	197
New Brunswick Parking Authority, City Guaranteed Parking, Series A, Rev., BAM, 5.00%, 09/01/2026	1,000	1,236
New Jersey Economic Development Authority,
Series A, Rev., 5.00%, 11/01/2027	2,500	3,089
Series AAA, Rev., 5.50%, 06/15/2028	5,000	6,154
Series B, Rev., 5.00%, 11/01/2023	75	84
Series DDD, Rev., 5.00%, 06/15/2033	1,500	1,777
New Jersey Economic Development Authority, American Water Company, Series B, Rev., AMT, 1.20%, 11/01/2034 (z)	1,085	1,100
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Rev., AMT, 5.13%, 09/15/2023	2,000	2,119
New Jersey Economic Development Authority, Higher Education Capital Improvement Fund, Series A, Rev., 5.00%, 09/01/2025	245	279
New Jersey Economic Development Authority, Municipal Rehabilitation, Series A, Rev., 5.25%, 04/01/2027 (z)	5,000	6,143
New Jersey Economic Development Authority, New Jersey American Water Company, Inc.,
Rev., AMT, 1.10%, 11/01/2029 (z)	2,610	2,623
Series E, Rev., AMT, 0.85%, 12/01/2025	2,205	2,210
New Jersey Economic Development Authority, School Facilities, Series GG, Rev., 5.00%, 09/01/2021	3,000	3,021
New Jersey Economic Development Authority, School Facilities Construction,
Rev., 5.00%, 03/01/2021	35	35
Rev., 5.00%, 03/01/2031	1,190	1,273

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Economic Development Authority, School Facilities Construction Sifma, Series I, Rev., (SIFMA Municipal Swap Index + 1.60%), 1.69%, 03/01/2028 (aa)	10,000	9,992
New Jersey Economic Development Authority, State House Project,
Series B, Rev., 5.00%, 06/15/2027	10,690	13,040
Series B, Rev., 5.00%, 06/15/2028	8,635	10,740
New Jersey Educational Facilities Authority, Montclair State University, Series D, Rev., 5.00%, 07/01/2028	2,000	2,316
New Jersey Educational Facilities Authority, Princeton University,
Series A, Rev., 5.00%, 07/01/2022	1,710	1,833
Series I, Rev., 5.00%, 07/01/2024	1,290	1,507
Series I, Rev., 5.00%, 07/01/2036	1,015	1,290
New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group, Rev., 5.00%, 07/01/2037	1,600	1,968
New Jersey Health Care Facilities Financing Authority, Princeton Health Care, Rev., 5.00%, 07/01/2025	1,320	1,593
New Jersey Higher Education Student Assistance Authority, Senior Bonds, Series B, Rev., AMT, 5.00%, 12/01/2024	300	349
New Jersey Higher Education Student Assistance Authority, Subordinated, Series C, Rev., AMT, 4.00%, 12/01/2048	1,195	1,256
New Jersey Transportation Trust Fund Authority,
Series A, Rev., 5.00%, 12/15/2028	300	376
Series AA, Rev., 4.00%, 06/15/2040	3,750	4,259
Series AA, Rev., 5.00%, 06/15/2035	3,000	3,781
Series AA, Rev., 5.00%, 06/15/2045	660	803
Series B, Rev., 5.25%, 06/15/2036	1,500	1,529
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Series A, Rev., BAM, Zero Coupon, 12/15/2038	4,430	2,935
New Jersey Transportation Trust Fund Authority, Transportation System Bond, Rev., 4.00%, 12/15/2039	2,000	2,250
New Jersey Transportation Trust Fund Authority,Transportation System Bond,
Rev., 5.00%, 12/15/2028	1,000	1,255
Rev., 5.00%, 12/15/2031	1,560	1,970
New Jersey Turnpike Authority,
Series A, Rev., 5.00%, 01/01/2030 (p)	1,000	1,072
Series E, Rev., 5.00%, 01/01/2027	1,000	1,257
Rutgers The State University of New Jersey, Series L, Rev., 5.00%, 05/01/2043 (p)	1,805	2,007
South Jersey Port Corp., Marine Terminal, Subordinated, Series B, Rev., AMT, 5.00%, 01/01/2037	1,000	1,147

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	145

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
South Jersey Transportation Authority,
Series A, Rev., AGM, 5.00%, 11/01/2030	500	651
Series A, Rev., AGM, 5.00%, 11/01/2033	1,215	1,557
Series A, Rev., BAM, 5.00%, 11/01/2041	2,925	3,740
State of New Jersey, Covid-19 Emergency Bonds, General Obligations,
Series A, GO, 4.00%, 06/01/2030	2,000	2,449
Series A, GO, 4.00%, 06/01/2031	8,340	10,313
Series A, GO, 5.00%, 06/01/2028	4,245	5,412
Series A, GO, 5.00%, 06/01/2029	15,000	19,428
Tender Option Bond Trust Receipts/Certificates, Series 2019XG0258, Rev., VRDO, LOC: Barclays Bank plc, LIQ: Barclays Bank plc, 0.12%, 01/07/2021 (e) (z)	13,300	13,300
Tender Option Bond Trust Receipts/Certificates, Floaters, Series 2016-XM0226, Rev., BHAC-CR, NATL-RE, LIQ: Bank of America NA, 0.00%, 07/01/2026 (e) (z)	10,220	10,220
Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, LIQ: Barclays Bank plc, 0.12%, 01/07/2021 (e) (z)	9,500	9,500
Tobacco Settlement Financing Corp.,
Series A, Rev., 5.00%, 06/01/2021	15	15
Series A, Rev., 5.00%, 06/01/2022	2,055	2,191

		182,657

New Mexico — 0.5%
City of Farmington, Pollution Control Revenue, Public Service Company, New Mexico Sanitary, Series E, Rev., 1.15%, 06/01/2040 (z)	3,355	3,423
New Mexico Finance Authority,Subordinated Lien, Public Project Revolving Fund, Rev., 5.00%, 06/15/2024	1,000	1,162
New Mexico Hospital Equipment Loan Council,
Rev., 5.00%, 06/01/2030	1,050	1,318
Rev., 5.00%, 06/01/2032	1,000	1,241
New Mexico Mortgage Finance Authority, Series B, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2051	3,400	3,739
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Series C, Rev., GNMA/FNMA/FHLMC, 4.00%, 01/01/2049	6,780	7,487
New Mexico Municipal Energy Acquisition Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 11/01/2039 (z)	3,815	4,513
Santa Fe Public School District, GO, 5.00%, 08/01/2029	1,375	1,788

		24,671

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — 11.9%
Albany County, Airport Authority, Series B, Rev., AMT, 5.00%, 12/15/2023	1,225	1,366
Broome County, Local Development Corp., United Health Services Hospital,
Rev., AGM, 4.00%, 04/01/2039	2,750	3,264
Rev., AGM, 5.00%, 04/01/2026	500	615
Build NYC Resource Corp., Rev., 5.00%, 07/01/2026	325	377
Build NYC Resource Corp., Family Life Academy Charter, Series A1, Rev., 5.25%, 06/01/2040 (e)	1,220	1,223
City of Long Beach,
Series A, GO, 5.00%, 09/01/2025	1,990	2,324
Series A, GO, 5.00%, 09/01/2027	1,500	1,818
City of New York,
Series A1, GO, 4.00%, 08/01/2034	3,000	3,685
Series A1, GO, 5.00%, 08/01/2026	2,000	2,494
Series A1, GO, 5.00%, 08/01/2028	3,595	4,721
Series A1, GO, 5.00%, 08/01/2029	2,900	3,893
Series A1, GO, 5.00%, 08/01/2041	3,000	3,809
Series A, GO, 5.00%, 08/01/2028	100	128
Series B1, GO, 5.00%, 11/01/2029	1,920	2,591
Series C1, GO, 4.00%, 08/01/2022	1,800	1,904
Series C, GO, 5.00%, 08/01/2022	60	64
Series C, GO, 5.00%, 08/01/2027	1,870	2,396
Series D1, GO, 5.00%, 12/01/2024	150	177
Series D1, GO, 5.00%, 12/01/2031	1,380	1,794
Series D1, GO, 5.00%, 12/01/2036	11,955	15,213
Series D1, GO, 5.00%, 12/01/2044	2,560	3,187
Series E4, GO, LOC: Bank of America NA, 0.07%, 08/01/2034 (z)	1,500	1,500
Series E, GO, 5.00%, 08/01/2028	1,625	2,134
Series F1, GO, 5.00%, 03/01/2037	750	821
Series F1, GO, 5.00%, 04/01/2037	2,730	3,409
Series F1, GO, 5.00%, 04/01/2039	5,000	6,213
Series J3, GO, AGM, 0.19%, 06/01/2036 (z)	2,000	2,000
City of New York NY, Series C4, GO, AGC, 0.19%, 10/01/2027 (z)	2,000	2,000
City of New York, Fiscal 2008, Series J10, GO, 5.00%, 08/01/2026	1,755	2,188
City of New York, Fiscal 2020,
Series B1, GO, 4.00%, 10/01/2023	990	1,089
Series B1, GO, 5.00%, 10/01/2038	5,000	6,433
City of New York, Fiscal 2021,
Series C, GO, 4.00%, 08/01/2037	450	544
Series C, GO, 5.00%, 08/01/2033	2,000	2,689
Series C, GO, 5.00%, 08/01/2035	4,740	6,302
County of Dutchess, Local Development Corp., Marist College Project, Series A, Rev., 5.00%, 07/01/2045	485	550
County of Nassau,
Series B, GO, BAM, 5.00%, 10/01/2027	1,450	1,789
Series C, GO, 5.00%, 10/01/2025	1,005	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

146	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
County of Suffolk, Series A, GO, AGM, 4.00%, 02/01/2021	1,475	1,479
Dutchess County Local Development Corp., Bard College Project, Series A, Rev., 5.00%, 07/01/2051 (e)	1,000	1,093
Dutchess County, Local Development Corp., Health Quest System, Inc. Project, Series B, Rev., 5.00%, 07/01/2046	1,250	1,419
Geneva Development Corp., Hobart & William Smith College, Rev., 5.00%, 09/01/2032 (p)	530	572
Hudson Yards Infrastructure Corp.,
Rev., 4.00%, 02/15/2044	9,335	10,516
Series A, Rev., 5.00%, 02/15/2026	1,050	1,287
Series A, Rev., 5.00%, 02/15/2045	2,210	2,637
Long Island Power Authority,
Rev., 5.00%, 09/01/2042	2,070	2,553
Series A, Rev., 5.00%, 09/01/2037	1,250	1,673
Series C, Rev., (0.70 * ICE LIBOR USD 1 Month + 0.75%), 0.86%, 05/01/2033 (aa)	5,000	5,006
Long Island Power Authority, Unrefunded, Series A, Rev., 5.00%, 09/01/2042	500	536
Metropolitan Transportation Authority,
Series A, Rev., BAN, 4.00%, 02/01/2022	4,645	4,739
Series B1, Rev., BAN, 5.00%, 05/15/2022	4,000	4,158
Series B, Rev., 5.00%, 11/15/2024	1,095	1,215
Series B, Rev., 5.00%, 11/15/2025	540	614
Series D1, Rev., BAN, 5.00%, 09/01/2022	3,000	3,143
Series D1, Rev., 5.00%, 11/01/2028	2,000	2,110
Series D, Rev., 5.00%, 11/15/2027	1,200	1,391
Series D, Rev., 5.00%, 11/15/2038	600	643
Series F, Rev., 5.00%, 11/15/2022	135	142
Series F, Rev., BAN, 5.00%, 11/15/2022	3,375	3,556
Metropolitan Transportation Authority, Green Bond,
Series A1, Rev., BAN, 5.00%, 02/01/2023	1,575	1,669
Series A2, Rev., 5.00%, 11/15/2024	1,815	2,014
Series A2, Rev., 5.00%, 11/15/2027	1,085	1,258
Series B, Rev., 5.00%, 11/15/2021	125	128
Series B, Rev., 5.00%, 11/15/2023	100	108
Metropolitan Transportation Authority, Green Bonds,
Series A2, Rev., 5.00%, 11/15/2025	2,000	2,273
Series B1, Rev., 5.00%, 11/15/2046	2,000	2,389
Series C1, Rev., 5.00%, 11/15/2024	320	355
Series C1, Rev., 5.00%, 11/15/2025	850	966
Series C1, Rev., 5.00%, 11/15/2026	4,500	5,230
Series C1, Rev., 5.00%, 11/15/2027	1,115	1,320
Series D1, Rev., 5.00%, 11/15/2043	2,000	2,433
Series D3, Rev., 4.00%, 11/15/2049	2,000	2,209

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Metropolitan Transportation Authority, Green Bonds, Subordinated, Series B1, Rev., 5.00%, 11/15/2036	10,000	12,144
Metropolitan Transportation Authority, Refunding, Transportation Subordinated, Series C1, Rev., 5.00%, 11/15/2025	1,055	1,199
Metropolitan Transportation Authority, Transportation,
Series A1, Rev., 5.00%, 11/15/2044	4,500	4,818
Series A1, Rev., 5.25%, 11/15/2039	1,000	1,082
Series C1, Rev., 5.00%, 11/15/2026	305	347
Series C2, Rev., BAN, 5.00%, 09/01/2021	3,000	3,057
Metropolitan Transportation Authority, Transportation Green Bonds, Series B, Rev., 5.00%, 11/15/2026	1,720	1,999
Metropolitan Transportation Authority, Transportation, Green Bonds, Series B, Rev., 5.00%, 11/15/2022	605	638
Metropolitan Transportation Authority, Unrefunded Balance, Transportation, Series A, Rev., 5.00%, 11/15/2041 (p)	4,000	4,168
Monroe County Industrial Development Corp., Rochester Regional Health Project,
Rev., 5.00%, 12/01/2022	600	651
Rev., 5.00%, 12/01/2027	1,000	1,259
Rev., 5.00%, 12/01/2028	1,700	2,183
Rev., 5.00%, 12/01/2029	1,900	2,477
New York City Health and Hospitals Corp.,
Series A, Rev., 4.00%, 02/15/2025 (w)	1,250	1,428
Series A, Rev., 5.00%, 02/15/2024 (w)	270	308
Series A, Rev., 5.00%, 02/15/2025 (w)	2,225	2,632
Series A, Rev., 5.00%, 02/15/2026 (w)	6,055	7,410
Series A, Rev., 5.00%, 02/15/2027 (w)	5,360	6,742
Series A, Rev., 5.00%, 02/15/2028 (w)	4,890	6,302
Series A, Rev., 5.00%, 02/15/2029 (w)	2,485	3,272
New York City Housing Development Corp., Sustainability Bonds, Rev., FHA, 0.70%, 11/01/2060 (z)	9,490	9,491
New York City Housing Development Corp., Sustainable Development Bonds, Series D2, Rev., FHA, 0.70%, 05/01/2060 (z)	1,000	999
New York City Housing Development Corp., Sustainable Neighborhood Bonds, Rev., 1.75%, 05/01/2059 (z)	1,000	1,011
New York City Industrial Development Agency, Yankee Stadium Project Pilot,
Rev., AGM, 4.00%, 03/01/2045	8,825	10,321
Rev., AGM, 5.00%, 03/01/2028	1,250	1,590
Rev., AGM, 5.00%, 03/01/2029	1,500	1,947
Rev., AGM, 5.00%, 03/01/2030	3,900	5,152
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2015, Subordinate, Series S, Rev., 5.00%, 07/15/2040	17,800	21,075

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	147

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority Building Aid Revenue, Fiscal Year 2015, Series S1, Rev., 5.00%, 07/15/2035	585	683
New York City Transitional Finance Authority Building Aid Revenue, Subordinate, Series S1, Rev., 5.00%, 07/15/2043	1,505	1,792
New York City Transitional Finance Authority Future Tax Secured,
Rev., 5.00%, 11/01/2028	1,000	1,327
Rev., 5.00%, 08/01/2029	5,000	6,736
New York City Transitional Finance Authority Future Tax Secured Revenue, Fiscal 2011, Series D, Rev., 5.00%, 02/01/2035	1,000	1,003
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured,
Rev., 4.00%, 11/01/2035	7,000	8,640
Rev., 5.00%, 11/01/2021	920	957
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate,
Rev., 4.00%, 05/01/2038	2,000	2,436
Series A1, Rev., 5.00%, 08/01/2042	2,000	2,494
Series A3, Rev., 4.00%, 05/01/2041	11,000	12,929
Series C1, Rev., 5.00%, 11/01/2021	1,970	2,049
Series DS, Rev., 4.00%, 11/01/2038	4,000	4,864
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate, Future Tax Secured,
Rev., 3.75%, 11/01/2025	8,000	8,674
Series A1, Rev., 5.00%, 08/01/2021 (p)	1,000	1,028
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinated,
Rev., 5.00%, 05/01/2031	1,000	1,370
Series A3, Rev., 4.00%, 05/01/2042	2,000	2,342
Series A3, Rev., 5.00%, 08/01/2040	1,720	2,104
Series C1, Rev., 5.00%, 05/01/2024	1,000	1,157
New York City Transitional Finance Authority Future Tax Secured, Future Tax Secured Subordinated Fiscal,
Series 1, Rev., 5.00%, 11/01/2026	2,600	3,284
Series 1, Rev., 5.00%, 11/01/2028	4,955	6,577
New York City Transitional Finance Authority, Future Tax Secured, Rev., 5.00%, 11/01/2026	1,375	1,737
New York City Trust for Cultural Resources, Refunding Lincoln Center, Series A, Rev., 5.00%, 12/01/2032	500	662
New York City Water & Sewer System,
Series AA2, Rev., 5.00%, 06/15/2029	2,850	3,859
Series FF, Rev., 5.00%, 06/15/2041	2,000	2,632
Series GG1, Rev., 5.00%, 06/15/2030	1,000	1,385
Series GG, Rev., 5.00%, 06/15/2039	2,660	3,152
New York City Water & Sewer System, Second General Resolution,
Rev., 5.00%, 06/15/2047	14,655	16,143
Series CC1, Rev., 5.00%, 06/15/2048	2,730	3,368

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series CC1, Rev., 5.25%, 06/15/2037	2,345	2,972
Series DD1, Rev., 5.00%, 06/15/2048	3,115	3,898
Series DD2, Rev., 5.00%, 06/15/2040	2,000	2,538
Series DD, Rev., 5.00%, 06/15/2047	6,550	8,108
Series FF, Rev., 5.00%, 06/15/2045	500	533
New York City Water & Sewer System, Various Second General Resolution, Series BB4, Rev., VRDO, 0.08%, 01/04/2021 (z)	2,000	2,000
New York City Water & Sewer System, Water And Sewer System Revenue Second General Resolution, Series BB2, Rev., 4.00%, 06/15/2042	900	1,095
New York City, Water & Sewer System, Series BB1, Rev., 5.00%, 06/15/2049	500	639
New York Liberty Development Corp., World Trade Center Project,
Rev., 5.75%, 11/15/2051	10,165	10,602
Series 1, Rev., 5.00%, 11/15/2044 (e)	1,700	1,831
New York State Dormitory Authority,
Series A, Rev., 2.00%, 03/15/2021	1,000	1,004
Series A, Rev., 5.00%, 03/15/2024	100	115
Series A, Rev., 5.00%, 03/15/2034	2,000	2,431
New York State Dormitory Authority, General Purpose, Series D, Rev., 5.00%, 02/15/2026	100	124
New York State Dormitory Authority, General Purpose, Unrefunded, Series A, Rev., 5.00%, 02/15/2022	250	263
New York State Dormitory Authority, Group 1, Series A, Rev., 5.00%, 03/15/2024	2,000	2,301
New York State Dormitory Authority, Group 2,
Series A, Rev., 5.00%, 03/15/2033	2,000	2,686
Series A, Rev., 5.00%, 03/15/2036	2,015	2,576
New York State Dormitory Authority, Group 3, Series A, Rev., 5.00%, 03/15/2037	5,000	6,369
New York State Dormitory Authority, Montefiore Obligated Group,
Series A, Rev., 5.00%, 08/01/2025	2,035	2,376
Series A, Rev., 5.00%, 08/01/2026	750	899
Series A, Rev., 5.00%, 08/01/2031	1,010	1,229
New York State Dormitory Authority, Municipal Health Facilities, Rev., 4.00%, 01/15/2023	50	50
New York State Dormitory Authority, New York University, Series A, Rev., 4.00%, 07/01/2035	620	724
New York State Dormitory Authority, Rockefeller University, Series A, Rev., 5.00%, 07/01/2038	1,000	1,063
New York State Dormitory Authority, School Districts Financing Program, Series A, Rev., AGM, 5.00%, 10/01/2025	1,460	1,772
New York State Dormitory Authority, State University Dormitory Facilities, Series A, Rev., 5.00%, 07/01/2023 (p)	150	161

SEE NOTES TO FINANCIAL STATEMENTS.

148	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Dormitory Authority, State University New York Dormitory Facilities, Series B, Rev., 5.00%, 07/01/2031	1,365	1,588
New York State Environmental Facilities Corp., Municipal Water, Subordinated, Rev., 5.00%, 06/15/2042	2,655	3,328
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Casella Waste System, Inc. Project, Rev., AMT, 2.75%, 09/01/2050 (e) (z)	250	259
New York State Housing Finance Agency, Sustainability Bonds,
Series K, Rev., SONYMA, 0.70%, 11/01/2024	1,085	1,087
Series P, Rev., 1.55%, 11/01/2023	300	302
New York State Thruway Authority,
Series K, Rev., 4.00%, 01/01/2021	500	500
Series K, Rev., 5.00%, 01/01/2022	105	110
Series L, Rev., 5.00%, 01/01/2024	75	85
New York State Thruway Authority, General Revenue, Series I, Rev., 5.00%, 01/01/2032 (p)	2,050	2,149
New York State Thruway Authority, Group 2, Series N, Rev., 4.00%, 01/01/2041	4,120	4,906
New York State Thruway Authority, Transportation, Series A, Rev., 5.00%, 03/15/2024	100	103
New York State Urban Development Corp., Series A, Rev., 4.00%, 03/15/2049	1,300	1,529
New York State Urban Development Corp., Personal Income Tax,
Rev., 4.00%, 03/15/2037	2,000	2,426
Rev., 4.00%, 03/15/2041	5,000	5,988
Rev., 5.00%, 03/15/2030	500	684
Series C3, Rev., 5.00%, 03/15/2038	1,500	1,850
New York State Urban Development Corp., State Personal Income Tax,
Rev., 5.00%, 03/15/2028	1,250	1,633
Rev., 5.00%, 03/15/2034	3,000	3,410
Series A, Rev., 5.00%, 03/15/2024	8,000	9,224
New York State Urban Development Corp., State Personal Income Tax, General Purpose,
Series A, Rev., 5.00%, 03/15/2042	5,000	6,247
Series B, Rev., 3.54%, 03/15/2028	7,000	8,042
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia, Rev., AMT, 5.00%, 10/01/2035	10,000	12,304
New York Transportation Development Corp., Laguardia Airport Terminal B, Rev., AMT, 5.25%, 01/01/2050	2,000	2,200
New York Transportation Development Corp., Terminal 4 John F Kennedy International,
Rev., AMT, 4.00%, 12/01/2038	300	349
Rev., AMT, 4.00%, 12/01/2039	300	348

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Rev., AMT, 4.00%, 12/01/2040	300	347
Rev., AMT, 4.00%, 12/01/2041	300	346
Rev., AMT, 4.00%, 12/01/2042	300	344
Rev., 5.00%, 12/01/2024	200	232
Rev., 5.00%, 12/01/2025	200	239
Rev., 5.00%, 12/01/2026	200	245
Rev., 5.00%, 12/01/2027	200	250
Rev., 5.00%, 12/01/2028	200	254
Rev., 5.00%, 12/01/2037	250	320
Rev., 5.00%, 12/01/2038	250	319
Port Authority of New York & New Jersey, Series 207, Rev., AMT, 5.00%, 09/15/2031	5,000	6,267
Port Authority of New York & New Jersey, Consolidated,
Series 166, Rev., 5.25%, 07/15/2036	5,000	5,016
Series 197, Rev., AMT, 5.00%, 11/15/2032	3,000	3,618
Series 221, Rev., AMT, 5.00%, 07/15/2031	1,620	2,154
Series 221, Rev., AMT, 5.00%, 07/15/2032	1,500	1,981
Port Authority of New York & New Jersey, Consolidated One Hundred Eighty,
Rev., AMT, 5.00%, 09/01/2026	3,000	3,444
Series 222, Rev., 4.00%, 07/15/2036	10,250	12,460
Series 222, Rev., 5.00%, 07/15/2034	5,000	6,665
Tender Option Bond Trust Receipts/Certificates, Series 2020ZF0950, Rev., VRDO, LIQ: Toronto Dominion Bank, 0.13%, 01/07/2021 (e) (z)	7,020	7,020
Triborough Bridge & Tunnel Authority,
Series A, Rev., 5.00%, 11/15/2038	1,000	1,079
Series A, Rev., 5.00%, 11/15/2041	1,975	2,348
Series A, Rev., 5.00%, 11/15/2049	3,040	3,927
Series B1, Rev., VRDO, LOC: Bank of America NA, 0.12%, 01/04/2021 (z)	5,000	5,000
Triborough Bridge & Tunnel Authority, Subordinated, Series A, Rev., 5.00%, 11/15/2025	50	55
Trust for Cultural Resources of The City of New York, Whitney Museum of American Art, Rev., 5.00%, 07/01/2031	1,000	1,000
TSASC, Inc., Series B, Rev., 5.00%, 06/01/2048	6,780	7,258
Utility Debt Securitization Authority, Restructuring, Series TE, Rev., 5.00%, 12/15/2033	3,150	3,567
Westchester County Industrial Development Agency, Eg Mount Vernon Preservation, Rev., FNMA COLL, 0.30%, 12/01/2023 (z)	1,525	1,525

		600,114

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	149

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — 1.7%
Charlotte-Mecklenburg Hospital Authority, Atrium Health, Series B, Rev., 5.00%, 01/15/2048 (z)	1,000	1,054
City of Charlotte Airport Special Facilities Revenue, Charlotte Douglas International,
Rev., 5.00%, 07/01/2049	5,000	6,283
Rev., AMT, 5.00%, 07/01/2049	5,000	6,146
City of Charlotte, 2003 Governmental Facilities Project, VRDO, COP, LIQ: Wells Fargo Bank NA, 0.07%, 01/07/2021 (z)	3,000	3,000
City of Charlotte, Water & Sewer System Revenue,
Rev., 5.00%, 07/01/2026	1,850	2,325
Rev., 5.00%, 07/01/2027	1,000	1,295
County of Mecklenburg, Public Improvement, GO, 5.00%, 03/01/2021	3,000	3,023
County of Wake, Series A, Rev., 5.00%, 08/01/2021	50	51
Durham Housing Authority, Jj Henderson, Rev., 0.30%, 06/01/2024 (z)	1,750	1,749
Durham Housing Authority, Oakley Square Apartments Project, Series A, Rev., 0.30%, 05/01/2024 (z)	2,000	2,000
North Carolina Capital Facilities Finance Agency, Republic Services, Inc. Project, Rev., AMT, 0.25%, 06/01/2038 (z)	10,000	10,000
North Carolina Housing Finance Agency,
Series 37A, Rev., AMT, 3.50%, 07/01/2039	120	126
Series 45, Rev., GNMA/FNMA/FHLMC COLL, 1.90%, 01/01/2032	1,705	1,739
Series 45, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2051	3,995	4,392
North Carolina Medical Care Commission, Presbyterian Homes Obligations,
Series A, Rev., 4.00%, 10/01/2027	710	840
Series A, Rev., 4.00%, 10/01/2040	600	673
Series A, Rev., 4.00%, 10/01/2045	1,000	1,108
North Carolina Medical Care Commission, Rex Healthcare, Series A, Rev., 5.00%, 07/01/2031	1,760	2,290
North Carolina Turnpike Authority, Rev., BAN, 5.00%, 02/01/2024	5,200	5,894
North Carolina Turnpike Authority, Senior Lien, Rev., AGM, 5.00%, 01/01/2038	2,375	2,967
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 01/01/2049	1,000	1,244
Raleigh Durham Airport Authority, Series A, Rev., AMT, 5.00%, 05/01/2032	1,200	1,520
Sanford Housing Authority, Matthews Garden Gilmore, Rev., HUD, 0.00%, 10/01/2023 (z)	3,750	3,749
State of North Carolina,
Series A, GO, 5.00%, 06/01/2022	1,440	1,538

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
Series A, GO, 5.00%, 06/01/2026	3,000	3,762
State of North Carolina, Build Nc Programs,
Series B, Rev., 5.00%, 05/01/2026	2,255	2,813
Series B, Rev., 5.00%, 05/01/2027	2,750	3,534
State of North Carolina, Public Improvement, Series B, GO, 5.00%, 06/01/2026	3,500	4,389
University of North Carolina at Chapel Hill, Series B, Rev., (0.67 * ICE LIBOR USD 1 Month + 0.40%), 0.50%, 12/01/2041 (aa)	3,000	3,002
Western Carolina University, Series B, Rev., 5.00%, 04/01/2031	2,120	2,829

		85,335

North Dakota — 0.3%
City of West Fargo,
Series A, GO, 2.00%, 05/01/2022	500	511
Series A, GO, 2.00%, 05/01/2023	525	543
North Dakota Housing Finance Agency, Series B, Rev., 3.00%, 07/01/2051	2,365	2,605
North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Finance, Series D, Rev., 4.25%, 01/01/2049	7,000	7,755
North Dakota Housing Finance Agency, Housing Home Mortgage Finance Program, Series E, Rev., VRDO, 0.11%, 01/07/2021 (z)	2,000	2,000
West Fargo Public School District No. 6, Series C, GO, 4.00%, 08/01/2026	300	358

		13,772

Ohio — 2.6%
Akron Bath Copley Joint Township Hospital District, Rev., 5.25%, 11/15/2046	1,605	1,896
Akron Bath Copley Joint Township Hospital District, Summa Health Obligations,
Rev., 4.00%, 11/15/2034	500	584
Rev., 4.00%, 11/15/2035	1,000	1,163
Rev., 4.00%, 11/15/2038	750	862
Rev., 5.00%, 11/15/2026	200	245
American Municipal Power, Inc., Series A, Rev., 5.25%, 02/15/2033 (p)	2,430	2,568
Buckeye Tobacco Settlement Financing Authority, Series B2, Rev., 5.00%, 06/01/2055	3,000	3,394
Buckeye Tobacco Settlement Financing Authority, Capital Appreciation, Series A3, Rev., 6.25%, 06/01/2037 (p)	2,160	2,344
Buckeye Tobacco Settlement Financing Authority, Senior, Series A2, Rev., 4.00%, 06/01/2048	2,210	2,516
City of Cincinnati, Water System Revenue, Series A, Rev., 5.00%, 12/01/2036 (p)	2,500	2,610

SEE NOTES TO FINANCIAL STATEMENTS.

150	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
City of Cleveland, Airport System Revenue, Series A, Rev., AGM, 5.00%, 01/01/2031 (p)	1,000	1,047
City of Columbus, Series 1, GO, 5.00%, 07/01/2026 (p)	1,000	1,120
Cleveland Department of Public Utilities, Division of Water, Series FF, Rev., 5.00%, 01/01/2026	300	370
County of Allen Hospital Facilities Revenue, Catholic Health Partners, Series A, Rev., 5.00%, 05/01/2042 (p)	1,465	1,558
County of Allen, Hospital Facilities Revenue, Series A, Rev., 5.00%, 08/01/2027	50	64
County of Cuyahoga, Series D, Rev., 5.00%, 12/01/2026	3,500	4,413
County of Franklin, Che Trinity Health Credit Group, Rev., 0.22%, 12/01/2046 (z)	6,285	6,285
County of Geauga, South Franklin Circle Project, Series A, Rev., 8.00%, 12/31/2047 (p) (z)	6,100	7,118
County of Hamilton, Trihealth, Inc. Obligated Group, Rev., 5.00%, 08/15/2040	1,510	1,957
Dayton Metro Library, Library Improvement, Series A, GO, 5.00%, 12/01/2038 (p)	145	151
Hamilton City School District, Various Purpose, GO, 5.00%, 12/01/2034 (p)	1,500	1,779
Lancaster Port Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 08/01/2049 (z)	5,000	5,859
Ohio Air Quality Development Authority, American Electric Power Company, Series A, Rev., AMT, 2.10%, 01/01/2029 (z)	1,250	1,311
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Rev., AMT, 2.50%, 11/01/2042 (z)	1,000	1,095
Ohio Higher Educational Facility Commission, University Of Dayton, Rev., 5.00%, 02/01/2034	1,125	1,459
Ohio Higher Educational Facility Commission, Western Reserve University, Rev., (0.70 * ICE LIBOR USD 1 Month + 0.42%), 0.53%, 10/01/2044 (aa)	3,000	2,999
Ohio Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 09/01/2048	1,500	1,674
Ohio Housing Finance Agency, The Arts Apartments Project, Series A, Rev., HUD, 0.35%, 12/01/2023 (z)	2,750	2,749
Ohio Water Development Authority, Series A, Rev., 5.00%, 06/01/2029	500	674
Ohio Water Development Authority Water Pollution Control Loan Fund,
Series A, Rev., VRDO, LIQ: BMO Harris Bank NA, 0.08%, 01/07/2021 (z)	3,500	3,500

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Series B, Rev., 5.00%, 06/01/2024	1,000	1,162
Series B, Rev., 5.00%, 06/01/2025	1,300	1,572
Series B, Rev., 5.00%, 06/01/2029	3,480	4,715
State of Ohio,
Series A, GO, 5.00%, 08/01/2021	1,500	1,542
Series A, GO, 5.00%, 09/15/2022	95	103
Series A, GO, 5.00%, 12/15/2022	75	82
Series A, GO, 5.00%, 02/01/2024	2,000	2,295
Series A, GO, 5.00%, 02/01/2038	3,000	3,621
State of Ohio, Cleveland Clinic Health System, Series A, Rev., 5.00%, 01/01/2027	940	1,195
State of Ohio, Common Shares, Series C, GO, 4.00%, 09/15/2022	5,000	5,329
State of Ohio, Conservation Project,
Series B, GO, 4.00%, 03/01/2022	1,145	1,196
Series B, GO, 4.00%, 03/01/2023	1,000	1,083
State of Ohio, Higher Education,
Series A, GO, 5.00%, 05/01/2026	1,000	1,248
Series A, GO, 5.00%, 05/01/2032	10,000	12,692
Series C, GO, 5.00%, 08/01/2028	7,000	9,314
State of Ohio, Natural Resources, Series S, GO, 5.00%, 04/01/2024 (p)	140	155
State of Ohio, Premier Health Partners,
Rev., 4.00%, 11/15/2039	1,320	1,476
Rev., 4.00%, 11/15/2041	1,450	1,610
Rev., 5.00%, 11/15/2028	680	840
State of Ohio, University Hospitals Health System, Series A, Rev., 5.00%, 01/15/2041	1,000	1,169
Tender Option Bond Trust Receipts/Certificates, Series 2020BAML5023, Rev., LIQ: Bank of America NA, 0.00%, 08/01/2037 (e) (z)	9,560	9,560
Toledo City School District, School Facilities Improvement,
GO, 5.00%, 12/01/2030 (p)	1,125	1,281
Series B, GO, 5.00%, 12/01/2024 (p)	2,920	3,189

		131,793

Oklahoma — 0.1%
Oklahoma Development Finance Authority, Gilcrease Expressway West, Rev., AMT, 1.63%, 07/06/2023	1,100	1,101
Oklahoma Housing Finance Agency, Homeownership Loan Program, Series B, Rev., GNMA/FNMA/FHLMC, 3.25%, 09/01/2050	2,010	2,239
Oklahoma Turnpike Authority, Second, Series C, Rev., 5.00%, 01/01/2031 (p)	3,000	3,145

		6,485

Oregon — 1.1%
City of Portland Sewer System Revenue, Second Lien, Series A, Rev., 4.00%, 03/01/2033	3,850	4,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	151

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oregon — continued
City of Portland Water System Revenue, Second Lien, Series A, Rev., 5.00%, 05/01/2033	1,825	2,451
Jackson County School District No. 5 Ashland, GO, SCH BD GTY, 5.00%, 06/15/2030	1,000	1,346
Medford Hospital Facilities Authority, Asante Project, Series A, Rev., AGM, 4.00%, 08/15/2045	1,330	1,579
Multnomah County School District No. 1 Portland,
GO, SCH BD GTY, 5.00%, 06/15/2028	3,600	4,777
Series B, GO, SCH BD GTY, 5.00%, 06/15/2022	10,000	10,701
Oregon State Facilities Authority, Providence Health and Services, Series A, Rev., 5.00%, 10/01/2022	80	86
Oregon State Lottery, Series A, Rev., 5.25%, 04/01/2030 (p)	1,700	1,721
Port of Portland Airport Revenue,
Series 27A, Rev., AMT, 5.00%, 07/01/2028	1,595	2,028
Series 27A, Rev., AMT, 5.00%, 07/01/2036	2,000	2,561
Port of Portland Airport Revenue, Portland International Airport, Series 25B, Rev., AMT, 5.00%, 07/01/2039	1,020	1,268
Salem Hospital Facility Authority, Multi Model, Salem Health Projects, Series A, Rev., 5.00%, 05/15/2023	100	111
State of Oregon, Series N, GO, 5.00%, 12/01/2023	2,070	2,161
State of Oregon Department of Transportation, Subordinate, Series A, Rev., 5.00%, 11/15/2036	9,095	12,135
State of Oregon Housing & Community Services Department, Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.10%, 01/07/2021 (z)	1,500	1,500
State of Oregon, Article XI Q, Series F, GO, 5.00%, 05/01/2030	100	123
State of Oregon, Article Xi-M & Xi-N Seismic, GO, 5.00%, 06/01/2030	1,995	2,766
State of Oregon, St Property, Series J, GO, 5.00%, 05/01/2036 (p)	1,050	1,067
University of Oregon, Series A, Rev., 5.00%, 04/01/2048	1,000	1,234

		54,512

Pennsylvania — 4.4%
Allegheny County Airport Authority, Pittsburgh International Airport, Series B, Rev., 4.00%, 01/01/2030 (p)	670	695
Allegheny County, Hospital Development Authority, Health Network Obligations, Series A, Rev., 5.00%, 04/01/2023	1,000	1,099

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Allegheny County, Hospital Development Authority, Pittsburg University Medical Center,
Series A, Rev., 4.00%, 07/15/2036	2,200	2,582
Series A, Rev., 5.00%, 07/15/2027	765	978
Allegheny County, Sanitary Authority,
Series B, Rev., 4.00%, 06/01/2035	400	494
Series B, Rev., 4.00%, 06/01/2036	675	830
Series B, Rev., 5.00%, 06/01/2030	500	674
Series B, Rev., 5.00%, 06/01/2032	550	742
Series B, Rev., 5.00%, 06/01/2033	600	805
Bentworth School District, Series A, GO, BAM, 4.00%, 03/15/2025	1,380	1,563
Berks County Industrial Development Authority, Tower Health Project, Rev., 5.00%, 11/01/2047	3,000	3,215
Berks County Municipal Authority (The), Tower Health Project, Series A, Rev., 5.00%, 02/01/2029	500	570
Berks County Municipal Authority, Hospital Medical Center, Series A, Rev., 5.00%, 11/01/2044	620	632
Bucks County, Industrial Development Authority, Waste Management, Inc. Project, Rev., AMT, 2.75%, 12/01/2022	100	104
Capital Region Water Water Revenue, Rev., 5.00%, 07/15/2032	1,000	1,270
Chester County Health and Education Facilities Authority, Main Line Health System, Series B, Rev., 5.00%, 06/01/2024	1,000	1,158
City of Philadelphia,
GO, AGM, 5.00%, 08/01/2031	1,795	2,242
Series A, GO, 5.00%, 08/01/2030	4,000	4,743
City of Philadelphia Airport Revenue,
Series A, Rev., 5.00%, 07/01/2047	5,000	6,010
Series C, Rev., AMT, 4.00%, 07/01/2050	1,500	1,679
Series C, Rev., AMT, 5.00%, 07/01/2028	10,000	12,713
City of Philadelphia Water & Wastewater Revenue, Series A, Rev., 5.00%, 01/01/2036 (p)	2,835	2,835
City of Philadelphia, Water & Wastewater Revenue, Series A, Rev., 5.00%, 11/01/2040	2,790	3,686
City of Pittsburgh,
GO, 5.00%, 09/01/2030	500	634
Series B, GO, 5.00%, 09/01/2025 (p)	3,000	3,241
Series B, GO, 5.00%, 09/01/2026 (p)	1,000	1,080
Commonwealth of Pennsylvania,
Series 1, GO, 4.00%, 03/15/2034	5,000	5,610
Series 1, GO, 4.00%, 03/01/2035	3,650	4,342
Series 1, GO, 4.00%, 03/15/2035	2,000	2,245
Series 1, GO, 5.00%, 11/15/2026 (p)	1,000	1,042
County of Allegheny, Series C75, GO, 5.00%, 11/01/2028	2,305	2,881

SEE NOTES TO FINANCIAL STATEMENTS.

152	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
County of Lehigh, Lehigh Valley Health Network, Rev., 4.00%, 07/01/2049	1,000	1,152
Cumberland County Municipal Authority, Rev., 5.00%, 05/01/2030	1,000	1,201
Delaware River Joint Toll Bridge Commission, Series A, Rev., 5.00%, 07/01/2025 (p)	1,020	1,093
Delaware River Port Authority,
Rev., 5.00%, 01/01/2030	2,500	2,803
Rev., 5.00%, 01/01/2037	3,000	3,340
DuBois Hospital Authority, Penn Highlands Healthcare,
Rev., 4.00%, 07/15/2045	1,400	1,538
Rev., 5.00%, 07/15/2043	3,410	4,030
Emmaus General Authority, Rev., VRDO, AGM, 0.09%, 01/07/2021 (z)	4,710	4,710
Geisinger Authority, Geisinger Health System, Series C, Rev., 5.00%, 04/01/2043 (z)	1,630	2,149
Health Care Facilities Authority of Sayre, Guthrie Health, Rev., (0.67 * ICE LIBOR USD 3 Month + 0.78%), 0.93%, 12/01/2024 (aa)	1,665	1,662
Lancaster County Hospital Authority, Health Facilities St Annes, Rev., 5.00%, 04/01/2033	1,830	1,861
Lycoming County Authority, Pennsylvania College Technology, Rev., 5.00%, 05/01/2026	2,000	2,112
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Rev., 4.00%, 09/01/2044	1,610	1,827
Montgomery County Industrial Development Authority, Retirement,
Rev., 5.00%, 11/15/2025 (p)	1,500	1,599
Rev., 5.00%, 11/15/2028 (p)	1,600	1,705
Montgomery County Industrial Development Authority, Retirement Life Cmntys,
Rev., 5.00%, 11/15/2033	1,500	1,756
Series C, Rev., 5.00%, 11/15/2045	2,585	3,069
New Castle Sanitation Authority,
Series A, Rev., AGM, 3.00%, 06/01/2029 (w)	500	565
Series A, Rev., AGM, 3.00%, 06/01/2030 (w)	500	562
Norristown Area School District, GO, 5.00%, 09/01/2026	1,500	1,844
Pennsylvania Economic Development Financing Authority,
Rev., AMT, 5.00%, 06/30/2022	1,000	1,061
Series A, Rev., 5.00%, 11/15/2023	1,665	1,888
Pennsylvania Economic Development Financing Authority, Philadelphia Bioslides Facility,
Rev., 4.00%, 01/01/2028	1,590	1,847
Rev., 4.00%, 01/01/2029	450	527
Rev., 4.00%, 01/01/2031	800	949

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, Republic Services, Inc. Project, Rev., AMT, 0.28%, 06/01/2044 (w) (z)	5,000	5,000
Pennsylvania Economic Development Financing Authority, Upmc, Series A1, Rev., 4.00%, 04/15/2045	5,440	6,287
Pennsylvania Higher Educational Facilities Authority, Temple University,
Rev., 5.00%, 04/01/2035 (p)	5,000	5,300
Rev., 5.00%, 04/01/2042 (p)	3,000	3,180
Pennsylvania Higher Educational Facilities Authority, University Pennsylvania Health System, Series A, Rev., 4.00%, 08/15/2035	1,170	1,375
Pennsylvania Housing Finance Agency, Series 133, Rev., 3.00%, 10/01/2050	3,600	3,954
Pennsylvania Turnpike Commission,
Series A1, Rev., 5.00%, 12/01/2027	1,000	1,302
Series A1, Rev., 5.00%, 12/01/2031	250	316
Series A1, Rev., 5.00%, 12/01/2034	1,000	1,254
Series A1, Rev., 5.00%, 12/01/2046	1,000	1,173
Series A2, Rev., 5.00%, 12/01/2024	100	118
Series A2, Rev., 5.00%, 12/01/2025	1,300	1,595
Series A, Rev., 5.00%, 12/01/2044	2,000	2,519
Series A, Rev., AGM, 5.25%, 07/15/2028	300	405
Series A, Rev., 5.25%, 12/01/2044	2,500	3,197
Series B, Rev., 5.00%, 12/01/2026	400	506
Series B, Rev., 5.00%, 12/01/2027	900	1,172
Series B, Rev., 5.00%, 12/01/2028	700	935
Pennsylvania Turnpike Commission, Motor License, Rev., 5.00%, 12/01/2040	1,000	1,218
Pennsylvania Turnpike Commission, Senior Lien, Series A, Rev., 5.00%, 12/01/2042 (p)	2,000	2,184
Pennsylvania Turnpike Commission, Subordinated,
Series A, Rev., 5.00%, 12/01/2036	2,670	3,224
Series B, Rev., 5.25%, 12/01/2031 (p)	1,000	1,046
Philadelphia Authority for Industrial Development, Rev., 5.00%, 05/01/2033	1,250	1,540
Philadelphia Authority for Industrial Development, String Theory Charter School, Rev., 5.00%, 06/15/2040 (e)	900	1,040
Philadelphia Authority for Industrial Development, Thomas Jefferson University,
Series A, Rev., 5.00%, 09/01/2032	1,110	1,341
Series A, Rev., 5.00%, 09/01/2035	1,105	1,325
Series A, Rev., 5.00%, 09/01/2047	1,000	1,173
Philadelphia Gas Works Co., Series A, Rev., AGM, 4.00%, 08/01/2045	5,000	5,867
Pittsburgh Water & Sewer Authority,
Series B, Rev., AGM, 4.00%, 09/01/2036	500	619
Series B, Rev., AGM, 4.00%, 09/01/2038	500	611
Series B, Rev., AGM, 4.00%, 09/01/2045	2,250	2,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	153

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Series C, Rev., AGM, (SIFMA Municipal Swap Index + 0.65%), 0.74%, 09/01/2040 (aa)	4,275	4,285
Pittsburgh Water & Sewer Authority, Subordinated, Series B, Rev., AGM, 5.00%, 09/01/2031	1,750	2,437
Scranton School District, Series E, GO, BAM, 4.00%, 12/01/2037	1,025	1,195
Sports & Exhibition Authority of Pittsburgh and Allegheny County,
Rev., AGM, 5.00%, 02/01/2027	2,250	2,817
Rev., AGM, 5.00%, 02/01/2028	2,590	3,314
State Public School Building Authority, Montgomery County Community College, Rev., 5.50%, 05/01/2033	1,000	1,111
State Public School Building Authority, Northampton County Area Community,
Rev., BAM, 4.00%, 03/01/2029	1,000	1,217
Rev., BAM, 4.00%, 03/01/2030	640	773
Rev., BAM, 4.00%, 03/01/2031	500	599
Rev., BAM, 5.00%, 03/01/2027	715	894
Rev., BAM, 5.00%, 03/01/2028	755	967
State Public School Building Authority, Philadelphia Community College Project, Rev., 5.00%, 06/15/2022	250	266
State Public School Building Authority, Philadelphia School District, Rev., AGM, 5.00%, 06/01/2030	3,480	4,263
State Public School Building Authority, School District of Philadelphia,
Rev., 5.00%, 04/01/2024 (p)	2,000	2,119
Rev., 5.00%, 04/01/2030 (p)	3,000	3,178
University of Pittsburgh-of the Commonwealth System of Higher Education, Rev., (SIFMA Municipal Swap Index + 0.24%), 0.33%, 09/15/2021 (aa)	3,000	3,001
Westmoreland County Industrial Development Authority, Excela Health Project,
Series A, Rev., 4.00%, 07/01/2024	255	278
Series A, Rev., 4.00%, 07/01/2025	575	639
Series A, Rev., 4.00%, 07/01/2026	1,250	1,412
Series A, Rev., 5.00%, 07/01/2028	1,400	1,715

		219,191

Puerto Rico — 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured, Series A1, Rev., Zero Coupon, 07/01/2031	2,825	2,198
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Restructured,
Series A1, Rev., 4.55%, 07/01/2040	945	1,037
Series A2, Rev., 4.33%, 07/01/2040	4,450	4,822

		8,057

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Rhode Island — 0.1%
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
Series 73A, Rev., 0.95%, 04/01/2026	500	503
Series 73A, Rev., 1.10%, 04/01/2027	300	302
Series 73A, Rev., 1.65%, 10/01/2029	715	730
Series 73A, Rev., 3.00%, 10/01/2050	1,500	1,649

		3,184

South Carolina — 1.2%
City of Rock Hill, Combined Utility System, Rev., 5.00%, 01/01/2027	250	301
Lexington County Health Services District, Inc., Lexmed Obligated Group,
Rev., 4.00%, 11/01/2030	1,000	1,173
Rev., 4.00%, 11/01/2031	1,000	1,170
Patriots Energy Group Financing Agency, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 10/01/2048 (z)	40	44
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Series S, Rev., 5.00%, 12/01/2048 (z)	1,000	1,195
South Carolina Jobs-Economic Development Authority, McLeod Health Projects, Rev., 5.00%, 11/01/2048	1,000	1,206
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group, Series A, Rev., 5.00%, 05/01/2030	1,500	1,880
South Carolina Ports Authority, Rev., AMT, 5.00%, 07/01/2043	5,680	6,916
South Carolina Public Service Authority,
Series A, Rev., 4.00%, 12/01/2033	1,000	1,213
Series A, Rev., 4.00%, 12/01/2034	2,000	2,421
Series A, Rev., 5.00%, 12/01/2024	500	587
Series A, Rev., 5.00%, 12/01/2028	1,700	2,015
Series A, Rev., 5.00%, 12/01/2031	4,500	6,121
Series A, Rev., 5.00%, 12/01/2032	2,000	2,702
Series A, Rev., 5.00%, 12/01/2050	5,000	5,775
Series B, Rev., 5.00%, 12/01/2041	1,000	1,209
Series C, Rev., 5.00%, 12/01/2021	500	521
South Carolina Public Service Authority, Santee Cooper, Series A, Rev., 5.75%, 12/01/2043 (p)	4,445	5,154
South Carolina Public Service Authority, Santee Cooper Project,
Series C, Rev., 5.00%, 12/01/2036	715	743
Series D, Rev., 5.00%, 12/01/2043 (p)	3,125	3,335
South Carolina State Housing Finance & Development Authority, Series B, Rev., 3.25%, 01/01/2052	8,140	9,041
South Carolina Transportation Infrastructure Bank, Series 2003B, Rev., (0.67 * ICE LIBOR USD 1 Month + 0.45%), 0.55%, 10/01/2031 (aa)	7,000	6,991

		61,713

SEE NOTES TO FINANCIAL STATEMENTS.

154	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Dakota — 0.0% (g)
Harrisburg School District No. 41-2, GO, 4.50%, 07/15/2036 (p)	1,000	1,045

Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, Commonspirit Health, Series A1, Rev., 5.00%, 08/01/2028	305	389
City of Memphis, Gas System Revenue, Rev., 4.00%, 12/01/2045	2,175	2,649
City of Memphis, Sanitary Sewerage System Revenue,
Series B, Rev., 5.00%, 10/01/2022	1,430	1,550
Series B, Rev., 5.00%, 10/01/2023	1,000	1,131
Series B, Rev., 5.00%, 10/01/2027	1,000	1,297
County of Coffee, GO, 5.00%, 06/01/2026	250	310
Greeneville Health & Educational Facilities Board, People Road Portfolio Project, Rev., 1.45%, 12/01/2022 (z)	1,115	1,126
Health Educational and Housing Facility Board of the City of Memphis, Memphis Towers Apartments, Rev., 0.25%, 12/01/2023 (z)	3,875	3,874
Memphis-Shelby County Airport Authority,
Rev., AMT, 5.00%, 07/01/2032	270	334
Rev., AMT, 5.00%, 07/01/2043	2,055	2,474
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Vanderbilt University Medical Center, Series A, Rev., 5.00%, 07/01/2040	2,685	3,167
Metropolitan Nashville Airport Authority, Subordinated, Series A, Rev., 5.00%, 07/01/2054	1,000	1,256
Tennessee Energy Acquisition Corp., Rev., 4.00%, 11/01/2049 (z)	1,480	1,700
Tennessee Energy Acquisition Corp., Junior, Series B, Rev., 5.63%, 09/01/2026	1,410	1,739
Tennessee Housing Development Agency, Residential Finance Program Bonds, Rev., 4.00%, 01/01/2048	2,950	3,333

		26,329

Texas — 10.0%
Abilene Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2024 (p)	2,800	3,085
Angleton Independent School District, GO, PSF-GTD, 4.00%, 02/15/2022 (w)	2,880	2,999
Argyle Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2027	1,000	1,289
Austin Affordable Public Facility Corp., Inc., Bridge at Turtle Creek, Rev., 0.42%, 12/01/2040 (z)	6,000	5,999
Austin Independent School District, GO, PSF-GTD, 5.00%, 08/01/2028	1,000	1,325

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Balmorhea Independent School District, Series A, GO, PSF-GTD, 4.00%, 02/15/2050	2,500	2,697
Barbers Hill Independent School District, GO, PSF-GTD, 5.00%, 02/15/2029	4,370	5,831
Bexar County Hospital District, Certificates Obligation, GO, 5.00%, 02/15/2031	1,000	1,320
Board of Regents of the University of Texas System,
Series A, Rev., 5.00%, 08/15/2030	2,000	2,782
Series E, Rev., 5.00%, 08/15/2027	1,000	1,295
Board of Regents of the University of Texas System, Green Bond, Series B, Rev., 2.50%, 08/15/2036 (z)	5,000	5,052
Board of Regents of the University of Texas System, Refunding Financing System, Series B, Rev., VRDO, 0.06%, 01/07/2021 (z)	2,500	2,500
Boerne Public Facilities Corp., Liv At Boerne Senior Apartments, Rev., 2.75%, 11/01/2022 (z)	100	102
Boerne School District, School Building, GO, PSF-GTD, 5.00%, 02/01/2043 (p)	1,800	1,891
Brazoria County Toll Road Authority, Subordinated Lien, Series A, Rev., CNTY GTD, 5.00%, 03/01/2033	1,670	2,082
Brazosport Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	6,000	6,324
GO, PSF-GTD, 5.00%, 02/15/2027	2,500	3,190
GO, PSF-GTD, 5.00%, 02/15/2028	5,000	6,556
GO, PSF-GTD, 5.00%, 02/15/2029	3,000	4,034
GO, PSF-GTD, 5.00%, 02/15/2030	3,000	3,998
Bryan Independent School District, GO, PSF-GTD, 5.00%, 02/15/2021	1,095	1,101
Capital Area Housing Finance Corp., Redwood Apartments, Rev., 0.41%, 01/01/2041 (z)	9,205	9,205
Central Texas Regional Mobility Authority, Senior Lien,
Series B, Rev., 4.00%, 01/01/2039	600	707
Series B, Rev., 4.00%, 01/01/2040	500	587
Series B, Rev., 5.00%, 01/01/2024	230	260
Series B, Rev., 5.00%, 01/01/2045	3,595	4,505
Series E, Rev., 5.00%, 01/01/2045	2,665	3,337
Central Texas Regional Mobility Authority, Subordinated, Series F, Rev., BAN, 5.00%, 01/01/2025	4,770	5,483
Central Texas Regional Mobility Authority, Subordinated Lien, Rev., 5.00%, 01/01/2042 (p)	3,000	3,285
Central Texas Turnpike System, First Tier, Series A, Rev., 5.00%, 08/15/2041 (p)	7,045	7,595
City Austin, Certificates Obligation,
GO, 5.00%, 09/01/2032	1,750	2,411
GO, 5.00%, 09/01/2033	1,100	1,507
GO, 5.00%, 09/01/2034	1,750	2,389

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	155

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Austin, GO, 5.00%, 11/01/2021	1,520	1,581
City of Austin, Airport System Revenue,
Rev., AMT, 5.00%, 11/15/2025	3,000	3,618
Series B, Rev., AMT, 5.00%, 11/15/2030	1,000	1,296
Series B, Rev., AMT, 5.00%, 11/15/2033	1,130	1,351
Series B, Rev., AMT, 5.00%, 11/15/2036	2,085	2,477
City of Austin, Electric Utility Revenue,
Series B, Rev., 5.00%, 11/15/2037	1,505	1,999
Series B, Rev., 5.00%, 11/15/2038	1,340	1,777
Series B, Rev., 5.00%, 11/15/2044	2,000	2,603
City of Austin, Refunding & Public Improvement, GO, 5.00%, 09/01/2033	620	849
City of Austin, Water & Wastewater System Revenue, Rev., 5.00%, 11/15/2041	7,000	8,619
City of Dallas, Waterworks & Sewer System Revenue,
Series C, Rev., 4.00%, 10/01/2039	7,470	9,372
Series C, Rev., 4.00%, 10/01/2040	1,000	1,251
Series C, Rev., 5.00%, 10/01/2029	1,125	1,535
City of Denton Utility System Revenue, Rev., 5.00%, 12/01/2022	1,000	1,091
City of Houston Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 4.00%, 07/01/2040	3,570	4,153
Series A, Rev., AMT, 5.00%, 07/01/2023 (p)	10,000	10,677
Series A, Rev., AMT, 5.00%, 07/01/2024	1,000	1,149
Series A, Rev., AMT, 5.00%, 07/01/2028	1,000	1,275
Series A, Rev., AMT, 5.00%, 07/01/2034	1,000	1,285
Series B, Rev., 5.00%, 07/01/2027	1,995	2,532
City of Houston Combined Utility System Revenue, First Lien, Series C, Rev., (0.70 * ICE LIBOR USD 1 Month + 0.36%), 0.46%, 05/15/2034 (aa)	1,250	1,250
City of Houston, Airport System Revenue, Series C, Rev., AMT, 5.00%, 07/01/2028	275	351
City of Houston, Airport System Revenue, Special Facilities, United Airlines, Inc., Rev., AMT, 5.00%, 07/15/2028	600	673
City of Houston, Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 5.00%, 07/01/2028	890	1,135
Series B, Rev., 5.00%, 07/01/2026	1,000	1,238
Series B, Rev., 5.00%, 07/01/2030	1,000	1,336
City of Houston, Combined Utility System Revenue, First Lien, Series C, Rev., 5.00%, 11/15/2029	2,850	3,886
City of Kyle, 6 Creeks Public Improvement, Special Assessment, 2.63%, 09/01/2025 (e)	500	500
City of Laredo Waterworks & Sewer System Revenue, Rev., AGM, 5.00%, 03/01/2041 (p)	210	212
City of Laredo, Certificates Obligation, GO, 5.00%, 02/15/2033	1,070	1,332

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Lubbock Water & Wastewater System,
Series B, Rev., 5.00%, 02/15/2023	400	440
Series B, Rev., 5.00%, 02/15/2024	490	561
City of San Antonio Electric & Gas Systems Revenue, Junior Lien,
Rev., 5.00%, 02/01/2048 (p)	3,645	4,006
Series D, Rev., 1.13%, 12/01/2045 (z)	6,510	6,711
City of San Antonio, Electric & Gas Systems Revenue, Rev., 4.00%, 02/01/2027	3,000	3,643
City of San Antonio, Electric & Gas Systems Revenue, Junior Lien, Rev., 5.00%, 02/01/2043 (p)	4,350	4,781
Cleburne Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2036	1,065	1,295
Clifton Higher Education Finance Corp., Idea Public Schools, Rev., PSF-GTD, 5.00%, 08/15/2026	1,840	2,300
College Station Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	2,285	2,668
Collin County, Community College District, GO, 4.00%, 08/15/2021	85	87
Conroe Independent School District,
Series A, GO, PSF-GTD, 5.00%, 02/15/2024	750	861
Series A, GO, PSF-GTD, 5.00%, 02/15/2026	2,450	3,036
Series A, GO, PSF-GTD, 5.00%, 02/15/2029	4,745	6,385
County of Bexar,
GO, 4.00%, 06/15/2040	11,085	12,575
GO, 5.00%, 06/15/2031	1,500	1,854
County of Bexar, Certificates Obligation, Series A, GO, 4.00%, 06/15/2036 (p)	1,000	1,093
County of El Paso, Series A, GO, 5.00%, 02/15/2027	1,430	1,754
County of Harris,
Series A, GO, 5.00%, 10/01/2024	3,500	4,123
Series A, GO, 5.00%, 10/01/2026	2,390	3,015
Series A, GO, 5.00%, 10/01/2029	1,150	1,558
County of Harris, Road Bonds, Series A, GO, 5.00%, 10/01/2022	1,185	1,285
County of Harris, Cultural Education Facilities Finance Corp., Teco Project, Rev., 5.00%, 11/15/2022	1,000	1,087
County of Harris, Flood Control District,
Series A, GO, 4.00%, 10/01/2036	2,800	3,479
Series A, GO, 5.00%, 10/01/2027	1,275	1,657
Series A, GO, 5.00%, 10/01/2028	1,500	2,000
Series A, GO, 5.00%, 10/01/2029	2,500	3,413
County of Harris, Refunding Road, Series A, GO, 5.00%, 10/01/2029	1,090	1,324
County of Williamson, Road, GO, 5.00%, 02/15/2021	65	65

SEE NOTES TO FINANCIAL STATEMENTS.

156	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Cypress-Fairbanks Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2021	3,900	3,921
Dallas Area Rapid Transit, Series A, Rev., 5.00%, 12/01/2046	5,000	5,951
Dallas Area Rapid Transit, Senior Lien, Rev., 5.00%, 12/01/2032	1,000	1,343
Dallas Fort Worth International Airport, Series B, Rev., 4.00%, 11/01/2034	2,395	2,925
Dallas Fort Worth International Airport, Joint Improvement, Series D, Rev., AMT, 5.00%, 11/01/2042 (p)	10,740	11,158
Dallas Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2034	1,000	1,154
Dallas/Fort Worth, International Airport, Series C, Rev., AMT, 5.13%, 11/01/2043	350	376
Denton Independent School District, GO, PSF-GTD, 5.00%, 08/15/2027	1,000	1,292
Fort Bend Independent School District, Series B, GO, PSF-GTD, 0.88%, 08/01/2050 (z)	1,000	1,013
Frisco Independent School District, GO, PSF-GTD, 3.00%, 02/15/2022 (w)	1,625	1,676
Frisco Independent School District, School Building, Series A, GO, PSF-GTD, 4.00%, 08/15/2032	2,140	2,494
Garland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	4,000	4,405
Goose Creek Consolidated Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	1,000	1,054
Series A, GO, PSF-GTD, 5.00%, 02/15/2028	2,000	2,459
Grand Parkway Transportation Corp., Grand Parkway System, Rev., 4.00%, 10/01/2045	10,125	11,998
Grand Parkway Transportation Corp., Subordinated Tier Toll, Series B, Rev., 5.00%, 04/01/2053 (p)	100	113
Harlandale Independent School District, GO, PSF-GTD, 0.75%, 08/15/2045 (z)	465	465
Harlingen Consolidated Independent School District,
GO, PSF-GTD, 5.00%, 08/15/2024	80	93
GO, PSF-GTD, 5.00%, 08/15/2026	105	132
Harris County Cultural Education Facilities Finance Corp., Baylor College, Rev., 5.00%, 11/15/2037 (p)	1,465	1,595
Harris County Cultural Education Facilities Finance Corp., Memorial Herman Health System, Series A, Rev., 5.00%, 12/01/2024	2,000	2,355
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Series A, Rev., 0.90%, 05/15/2050 (z)	6,210	6,218

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Harris County Toll Road Authority, First Lien, Rev., 4.00%, 08/15/2040 (w)	3,850	4,743
Harris County, Cultural Education Facilities Finance Corp., Memorial Hermann, Rev., 5.00%, 06/01/2032 (z)	1,000	1,177
Harris County, Metropolitan Transit Authority, Sales & Use Tax Revenue, Series A, Rev., 5.00%, 11/01/2021	100	104
Harris County, Toll Road Authority, Senior Lien, Series A, Rev., 5.00%, 08/15/2024	100	117
Houston Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2021	4,500	4,525
GO, PSF-GTD, 5.00%, 02/15/2022	1,600	1,686
Houston Independent School District, Maintenance Tax Notes,
GO, 5.00%, 07/15/2021	1,500	1,538
GO, 5.00%, 07/15/2022	80	86
Houston Independent School District, Schoolhouse, Series B, GO, PSF-GTD, 2.40%, 06/01/2036 (z)	1,500	1,513
Humble Independent School District, School Building, Series A, GO, PSF-GTD, 5.00%, 02/15/2022	1,200	1,265
Irving Independent School District, GO, PSF-GTD, 5.00%, 02/15/2021	1,600	1,609
Katy Independent School District, Series B, GO, PSF-GTD, 5.00%, 02/15/2036	2,475	2,994
Katy Independent School District, School Building, Series A, GO, PSF-GTD, 5.00%, 02/15/2031 (p)	1,000	1,054
Klein Independent School District, GO, PSF-GTD, 5.00%, 08/01/2021	1,500	1,541
Lewisville Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2024	1,000	1,171
Lewisville Independent School District, School Building, Series E, GO, PSF-GTD, 5.00%, 08/15/2029 (p)	4,000	4,312
Longview Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	575	633
Lower Colorado River Authority, Lcra Transmission Services,
Rev., 5.00%, 05/15/2021	1,000	1,018
Rev., 5.00%, 05/15/2027	700	891
Series A, Rev., 5.00%, 05/15/2022	1,000	1,065
Lower Colorado, River Authority, Transmission Services Contract, Rev., 5.00%, 05/15/2029	100	133
Matagorda County Navigation District No. 1, Central Power and Light Co., Rev., AMT, 0.90%, 05/01/2030 (z)	4,945	4,969
Metropolitan Transit Authority of Harris County, Sales & Use Tax Revenue, Series A, Rev., 5.00%, 11/01/2036 (p)	1,785	1,856

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	157

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Midland County Public Facility Corp., Palladium West Francis, Rev., 0.35%, 06/01/2024 (z)	8,500	8,501
Midlothian Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	1,410	1,551
Mission Economic Development Corp., Republic Services, Rev., AMT, 0.30%, 01/01/2026 (z)	2,000	2,000
New Hope Cultural Education Facilities Finance Corp., Childrens Health System, Series A, Rev., 5.00%, 08/15/2047	1,000	1,210
North Fort Bend Water Authority, Series B, Rev., 5.00%, 12/15/2029	1,130	1,522
North Texas Tollway Authority, Series A, Rev., 5.00%, 01/01/2028	1,750	2,119
North Texas Tollway Authority, Capital Appreciation, First Tier, Rev., AGC, Zero Coupon, 01/01/2030	1,500	1,301
North Texas Tollway Authority, First Tier,
Series A, Rev., 5.00%, 01/01/2025	390	425
Series A, Rev., 5.00%, 01/01/2029 (p)	1,000	1,047
Series D, Rev., 5.00%, 01/01/2038 (p)	2,120	2,221
North Texas Tollway Authority, First Tier Bonds, Series A, Rev., 4.00%, 01/01/2035	2,000	2,372
North Texas Tollway Authority, Second Tier, Series B, Rev., 5.00%, 01/01/2033	1,000	1,213
Northside Independent School District, GO, PSF-GTD, 0.70%, 06/01/2050 (z)	16,850	17,009
Pasadena Independent School District, School Building,
GO, PSF-GTD, 5.00%, 02/15/2038	7,500	8,226
Series A, GO, PSF-GTD, 5.00%, 02/15/2035 (p)	1,000	1,054
Pearland Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2026	5,505	6,800
GO, PSF-GTD, 5.00%, 02/15/2027	3,490	4,440
Plano Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2023	2,665	2,924
Series A, GO, PSF-GTD, 4.00%, 02/15/2023	100	104
Rockwall Independent School District, GO, PSF-GTD, 5.00%, 02/15/2029	1,200	1,606
Round Rock Independent School District,
Series A, GO, PSF-GTD, 5.00%, 08/01/2021	1,700	1,747
Series A, GO, PSF-GTD, 5.00%, 08/01/2031	2,000	2,685
San Antonio Housing Trust Finance Corp., Alsbury Park Apartments, Rev., FHA, 1.38%, 09/01/2022 (z)	10	10
San Antonio Independent School District,
Series B, GO, PSF-GTD, 5.00%, 08/15/2027	2,510	3,246
Series B, GO, PSF-GTD, 5.00%, 08/15/2028	800	1,060

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Schertz-Cibolo-Universal City Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2022	1,000	1,076
Spring Branch Independent School District, GO, PSF-GTD, 5.00%, 02/01/2023	65	71
State of Texas, Transportation Commission Highway Improvement, GO, 5.00%, 04/01/2022	3,000	3,180
State of Texas, Water Financial Assistance, GO, 5.00%, 08/01/2024	125	146
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Taxable,
Rev., AGM, 1.36%, 09/01/2024 (w)	800	805
Rev., AGM, 1.39%, 09/01/2025 (w)	600	600
Texas Municipal Gas Acquisition & Supply Corp. III,
Rev., 5.00%, 12/15/2027	1,000	1,079
Rev., 5.00%, 12/15/2032	1,000	1,068
Texas Private Activity Bond Surface Transportation Corp., Rev., AMT, 5.00%, 06/30/2058	4,420	5,294
Texas Private Activity Bond Surface Transportation Corp., Lbj Infrastructure Group,
Rev., 4.00%, 12/31/2030	3,970	4,911
Rev., 4.00%, 06/30/2033	1,000	1,201
Texas Transportation Commission State Highway Fund, First Tier,
Rev., 5.00%, 10/01/2022	2,195	2,380
Series A, Rev., 5.00%, 04/01/2021	1,375	1,391
Series A, Rev., 5.00%, 04/01/2022	1,000	1,060
Texas Water Development Board, Master Trust,
Rev., 4.00%, 10/15/2033	1,000	1,270
Rev., 5.00%, 10/15/2026	2,000	2,530
Texas Water Development Board, Revolving Fund,
Rev., 4.00%, 08/01/2038	500	626
Rev., 5.00%, 08/01/2024	250	292
Rev., 5.00%, 08/01/2028	125	166
Series A, Rev., 5.00%, 10/15/2028	100	132
Texas Water Development Board, St Revolving Fund, Rev., 5.00%, 08/01/2022	1,000	1,076
Texas Water Development Board, St Wtrust Implementation Fund,
Series A, Rev., 4.00%, 10/15/2033	1,900	2,298
Series A, Rev., 5.00%, 10/15/2047	2,480	3,117
Series B, Rev., 5.00%, 04/15/2049	11,535	14,749
Texas Water Development Board, St Wtrust Implementation Revenue, Rev., 5.25%, 10/15/2046	2,000	2,498
Texas Water Development Board, State Water Implementation Fund, Series A, Rev., 5.00%, 04/15/2026	100	125

SEE NOTES TO FINANCIAL STATEMENTS.

158	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Texas Water Development Board, Water Implementation Fund, Series A, Rev., 4.00%, 10/15/2049	1,000	1,203
Tomball Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2023	1,870	2,055
Travis County Housing Finance Corp., Montopolis Apartments, Rev., 0.40%, 07/01/2041 (z)	1,930	1,929
Trinity River Authority Central Regional Wastewater System Revenue, Rev., 5.00%, 08/01/2029	1,500	2,036
University of Houston, Series A, Rev., 5.00%, 02/15/2026	2,050	2,538
University of Texas, Series C, Rev., 5.00%, 08/15/2028	100	133
Upper Trinity Regional Water District, Rev., 4.00%, 08/01/2024	900	1,013
Waco Educational Finance Corp., Baylor University Issue, Series A, Rev., 4.00%, 03/01/2036	750	898

		501,711

Utah — 0.4%
County of Utah, Ihc Health Services, Inc.,
Rev., 5.00%, 05/15/2043 (p)	3,175	3,231
Series B, Rev., 5.00%, 05/15/2060 (z)	2,000	2,490
State of Utah,
GO, 5.00%, 07/01/2024	100	117
GO, 5.00%, 07/01/2026	3,005	3,780
GO, 5.00%, 07/01/2030	4,500	6,016
Series B, GO, 5.00%, 07/01/2029	100	134
University of Utah (The), Series A, Rev., 5.00%, 08/01/2039	1,505	1,873
University of Utah, Board of Regents, Series A, Rev., 4.00%, 08/01/2040	1,750	2,148

		19,789

Vermont — 0.0% (g)
Vermont Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 11/01/2049	390	446
Vermont Municipal Bond Bank, Vermont State Colleges System, Series A, Rev., 4.00%, 10/01/2034	250	307

		753

Virginia — 1.9%
Chesapeake Hospital Authority, Chesapeake Regional Medical Center, Rev., 5.00%, 07/01/2030	300	390
Chesapeake Hospital Authority, Regional Medical Center, Rev., 5.00%, 07/01/2028	550	707
City of Norfolk, Capital Improvement, Series C, GO, 5.00%, 10/01/2042 (p)	7,825	7,917

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
City of Richmond Public Utility Revenue, Taxable, Series B, Rev., 2.35%, 01/15/2027	3,000	3,246
City of Suffolk Prerefunded, Refunding, GO, 5.00%, 02/01/2041 (p)	7,395	7,421
County of Fairfax,
Series A, GO, 5.00%, 10/01/2029	2,500	3,430
Series A, GO, 5.00%, 10/01/2031	2,500	3,438
County of Fairfax, Public Improvement,
Series A, GO, 5.00%, 10/01/2031 (p)	945	1,178
Series B, GO, 5.00%, 10/01/2022	2,795	3,031
County of Loudoun, Series A, GO, 4.00%, 12/01/2030	3,000	3,758
Fairfax County Redevelopment & Housing Authority, Arrowbrook Apartments Project, Rev., 0.41%, 01/01/2041 (z)	5,250	5,250
Hampton Roads Transportation Accountability Commission, Senior Lien,
Series A, Rev., 5.00%, 07/01/2031	1,500	2,072
Series A, Rev., 5.00%, 07/01/2032	4,495	6,172
Series A, Rev., 5.00%, 07/01/2038	1,000	1,258
Series A, Rev., 5.00%, 07/01/2039	2,100	2,815
Louisa Industrial Development Authority, Virginia Electric And Power Co. Project, Series B, Rev., 0.75%, 11/01/2035 (z)	2,125	2,152
Norfolk Airport Authority, Rev., 5.00%, 07/01/2038	1,175	1,436
Roanoke Economic Development Authority, Carilion Clinic, Rev., 5.00%, 07/01/2053 (z)	4,000	5,371
University of Virginia, Series B, Rev., 5.00%, 08/01/2021 (p)	1,420	1,459
Virginia Beach Development Authority, Westminster Canterbury, Rev., 5.00%, 09/01/2044	2,215	2,520
Virginia College Building Authority, Series A, Rev., 5.00%, 02/01/2023	1,505	1,656
Virginia College Building Authority, 21st Century Century College And Equipment, Rev., 5.00%, 02/01/2033	3,750	5,056
Virginia College Building Authority, 21st Century College, Rev., 5.00%, 02/01/2025	1,300	1,551
Virginia Public Building Authority, Series A, Rev., 5.00%, 08/01/2021	1,175	1,208
Virginia Resources Authority, Revolving Fund, Series A, Rev., 5.00%, 08/01/2023	700	719
Virginia Small Business Financing Authority, 95 Express Lanes LLC Project, Rev., AMT, 5.00%, 01/01/2044	1,500	1,557
Virginia Small Business Financing Authority, National Senior Campuses,
Series A, Rev., 5.00%, 01/01/2024	455	514
Series A, Rev., 5.00%, 01/01/2025	700	818
Series A, Rev., 5.00%, 01/01/2026	650	782

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	159

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Series A, Rev., 5.00%, 01/01/2031	1,500	1,863
Series A, Rev., 5.00%, 01/01/2032	1,500	1,854
Virginia Small Business Financing Authority, Senior Lien, Express Lanes LLC Project, Rev., AMT, 5.00%, 01/01/2040	1,450	1,505
Virginia Small Business Financing Authority, Transform 66 P3 Project,
Rev., AMT, 5.00%, 12/31/2049	1,500	1,748
Rev., AMT, 5.00%, 12/31/2052	4,000	4,652
Rev., AMT, 5.00%, 12/31/2056	1,000	1,160
Wise County Industrial Development Authority, Electric and Power Company Project, Series A, Rev., 0.75%, 10/01/2040 (z)	5,575	5,628
Wise County Industrial Development Authority, Virginia Electric & Power Company Project, Series A, Rev., 1.20%, 11/01/2040 (z)	15	15

		97,307

Washington — 3.1%
Central Puget Sound Regional Transit Authority, Green Bond, Series S1, Rev., 5.00%, 11/01/2035	1,085	1,304
Chelan County Public Utility District No. 1, Series C, Rev., AMT, 5.00%, 07/01/2026	1,285	1,573
City of Seattle Municipal Light & Power Revenue, Green Bond, Series A, Rev., 4.00%, 07/01/2040	1,300	1,603
City of Seattle Municipal Light & Power Revenue, Refunding, Series A, Rev., 5.00%, 02/01/2026 (p)	4,025	4,039
City of Seattle, Municipal Light & Power Revenue, Rev., 4.00%, 09/01/2040	1,000	1,112
County of King, Series A, GO, 5.00%, 12/01/2034	1,335	1,835
County of King, Sewer Revenue, Rev., AGM, 5.00%, 01/01/2047	5,000	5,705
County of King, Sewer Revenue, 2017 Refunding, Series B, Rev., 5.00%, 01/01/2034 (p)	1,050	1,050
Energy Northwest Washington, Project 3 Electric Revenue, Series C, Rev., 5.00%, 07/01/2027	100	129
Energy Northwest, Columbia Generating, Series A, Rev., 5.00%, 07/01/2022	1,125	1,152
Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project, Series B, Rev., AMT, 5.00%, 01/01/2022 (p)	1,330	1,391
Grant County, Public Utility District No. 2, Electric Revenue,
Series 2017-O, Rev., 5.00%, 01/01/2047	4,950	6,114
Series R, Rev., 2.00%, 01/01/2044 (z)	1,500	1,599

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
King & Snohomish Counties School District No. 417 Northshore, GO, SCH BD GTY, 4.00%, 12/01/2032	1,000	1,108
King County Housing Authority, Rev., 5.00%, 11/01/2029	1,325	1,732
King County, School District No. 401 Highline, GO, SCH BD GTY, 5.00%, 12/01/2027	1,520	1,919
Pierce County School District No. 10 Tacoma, Social Bonds, Series B, GO, SCH BD GTY, 4.00%, 12/01/2042	10,000	12,319
Port of Seattle, Series C, Rev., AMT, 5.00%, 04/01/2028	500	572
Port of Seattle, Intermediate Lien,
Rev., AMT, 5.00%, 04/01/2028	2,250	2,831
Rev., AMT, 5.00%, 04/01/2030	1,000	1,275
Rev., AMT, 5.00%, 04/01/2044	2,000	2,442
Skagit County Public Hospital District No. 1, Improvement Skagit Regional Health, Rev., 5.00%, 12/01/2031	2,145	2,497
Snohomish County School District No. 201 Snohomish, GO, SCH BD GTY, 5.00%, 12/01/2028	4,500	5,984
Spokane County School District No. 81 Spokane, Series C, GO, SCH BD GTY, 5.00%, 12/01/2034	2,000	2,560
State of Washington,
GO, 5.00%, 06/01/2040 (w)	4,250	5,563
Series 2020A, GO, 5.00%, 08/01/2036	8,000	10,555
Series 2020A, GO, 5.00%, 08/01/2038	1,500	1,968
Series A1, GO, 5.00%, 08/01/2040	13,645	16,145
Series A, GO, 5.00%, 08/01/2022	85	92
Series A, GO, 5.00%, 08/01/2040	3,890	5,191
Series B, GO, 5.00%, 07/01/2025	75	91
Series B, GO, 5.00%, 06/01/2035	4,760	6,432
Series E, GO, 5.00%, 02/01/2023	1,250	1,374
Series RC, GO, 5.00%, 08/01/2029	100	128
Series RD, GO, 5.00%, 08/01/2024	1,025	1,199
Series R-2017A, GO, 5.00%, 08/01/2022	975	1,049
Series R-2017A, GO, 5.00%, 08/01/2034	1,840	2,270
Series R-2020B, GO, 5.00%, 01/01/2026	2,500	3,085
State of Washington, Motor Vehicle, Series R-2012D, GO, 5.00%, 07/01/2023	1,000	1,072
State of Washington, Various Purpose,
Series 2015A1, GO, 5.00%, 08/01/2036	11,200	12,898
Series A, GO, 5.00%, 08/01/2024 (p)	4,750	4,883
Series B, GO, 5.25%, 02/01/2036 (p)	2,500	2,509
Thurston County School District No. 111 Olympia, GO, SCH BD GTY, 5.00%, 12/01/2026	1,275	1,623
University of Washington, Forward Delivery,
Series C, Rev., 5.00%, 04/01/2022 (w)	1,250	1,318
Series C, Rev., 5.00%, 04/01/2025 (w)	1,750	2,086
Series C, Rev., 5.00%, 04/01/2026 (w)	1,750	2,160

SEE NOTES TO FINANCIAL STATEMENTS.

160	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Washington Health Care Facilities Authority, Fred Hutchinson Cancer,
Rev., (0.67 * ICE LIBOR USD 1 Month + 1.10%), 1.20%, 01/01/2042 (aa)	550	552
Series C, Rev., (SIFMA Municipal Swap Index + 1.05%), 1.14%, 01/01/2042 (aa)	3,000	3,028
Washington Health Care Facilities Authority, Providence Health & Services, Series B, Rev., 5.00%, 10/01/2042 (z)	345	357
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance, Rev., 5.00%, 09/01/2045	1,000	1,271
Washington State Housing Finance Commission, College Glen Apartments Project, Series A, Rev., FHA, 1.55%, 07/01/2022 (z)	1,000	1,012
Washington State Housing Finance Commission, Downtowner Apartments Project, Rev., LIQ: FHLMC, 3.70%, 07/01/2030	2,000	2,313
Washington State Housing Finance Commission, Horizon House Project, Rev., 5.00%, 01/01/2023 (e)	275	292
Washington State Housing Finance Commission, Rockwood Retirement Communities, Rev., 3.00%, 07/01/2027 (e)	1,000	1,007

		157,368

West Virginia — 0.1%
Marshall University, Series A, Rev., AGM, 5.00%, 05/01/2030	300	394
Monongalia County Commission Special District, Refunding and Improvement, University Town Center, Series A, Rev., 5.50%, 06/01/2037 (e)	1,050	1,118
Monongalia County Commission Special District, University Town Center, Series A, Rev., 5.75%, 06/01/2043 (e)	500	533
West Virginia Economic Development Authority, Appalachian Power Company Amos Project, Rev., AMT, 1.00%, 01/01/2041 (z)	615	626
West Virginia University, Series A, Rev., 5.00%, 10/01/2029 (p)	1,500	1,626
West Virginia University Project, Series A, Rev., 5.00%, 10/01/2032 (p)	1,000	1,084

		5,381

Wisconsin — 2.0%
City of Milwaukee, Corporate Purpose Bonds, Series B4, GO, 5.00%, 04/01/2030	1,800	2,238

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
City of Milwaukee, Promissory Notes, Series N4, GO, 5.00%, 04/01/2030	10,150	13,652
City of Milwaukee, Sewerage System Revenue, Series S7, Rev., 5.00%, 06/01/2026	2,665	3,322
City of Superior, Collateral Midwest Energy Resources, Series E, Rev., NATL, 6.90%, 08/01/2021	510	529
County of Barron, Highway Department Bond,
Series B, GO, 3.00%, 11/01/2025	1,150	1,294
Series B, GO, 3.00%, 11/01/2026	1,185	1,357
County of Milwaukee, Airport Revenue, Series A, Rev., 5.00%, 12/01/2028	250	322
Fox Valley Technical College District, School Facilities, Series C, GO, 3.00%, 12/01/2027 (p)	5,000	5,267
Public Finance Authority, Carmelite System, Social Bonds, Rev., 5.00%, 01/01/2045	1,105	1,272
Public Finance Authority, Point College Prep Project,
Rev., 4.00%, 06/15/2030 (e)	200	206
Rev., 5.00%, 06/15/2041 (e)	250	263
Public Finance Authority, Renown Regional Medical Center Project,
Rev., 5.00%, 06/01/2026	500	613
Rev., 5.00%, 06/01/2027	425	534
Rev., 5.00%, 06/01/2028	600	767
Rev., 5.00%, 06/01/2034	1,000	1,290
Public Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 0.30%, 10/01/2025 (z)	5,000	5,000
Rev., AMT, 2.63%, 11/01/2025	5,000	5,463
State of Wisconsin,
Series 1, GO, 5.00%, 05/01/2027 (w)	2,400	3,073
Series 1, GO, 5.00%, 05/01/2030 (w)	2,500	3,433
Series 20212, GO, 5.00%, 05/01/2026 (w)	5,850	7,268
Series A, GO, 5.00%, 05/01/2021	4,010	4,073
Series B, GO, 5.00%, 05/01/2035	10,580	13,911
Wisconsin Center District, Capital Appreciation Senior Dedicated,
Series C, Rev., AGM, Zero Coupon, 12/15/2036	1,550	1,029
Series C, Rev., AGM, Zero Coupon, 12/15/2039	1,750	1,024
Series C, Rev., AGM, Zero Coupon, 12/15/2040	1,650	925
Series D, Rev., AGM, Zero Coupon, 12/15/2028	265	236
Series D, Rev., AGM, Zero Coupon, 12/15/2029	395	343
Wisconsin Department of Transportation, Series 1, Rev., 5.00%, 07/01/2024 (p)	1,940	2,080

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	161

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Health & Educational Facilities Authority, Ascension Senior Credit Group,
Rev., 5.00%, 11/15/2027	500	649
Rev., 5.00%, 11/15/2029	1,000	1,358
Rev., 5.00%, 11/15/2036	1,500	1,818
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System,
Rev., 5.00%, 02/15/2051 (z)	2,600	3,154
Series B1, Rev., 5.00%, 02/15/2052 (z)	2,000	2,301
Series B, Rev., 5.00%, 02/15/2042	1,000	1,148
Series B, Rev., 5.00%, 02/15/2046	4,550	5,189
Wisconsin Housing & Economic Development Authority, Series D, Rev., 4.00%, 03/01/2047	4,000	4,397
Wisconsin Rapids School District, GO, 5.00%, 04/01/2026	1,110	1,356

		102,154

Wyoming — 0.1%
County of Sweetwater, Idaho Power Company Project, Rev., 1.70%, 07/15/2026	1,045	1,094
Wyoming Community Development Authority, Series 2, Rev., 3.00%, 06/01/2049	1,500	1,649

		2,743

Total Municipal Bonds (Cost $4,526,297)		4,576,026

Short-Term Investments — 10.5%
Municipal Bonds — 2.5% (t)
City & County of San Francisco, Series B, GO, 2.00%, 06/15/2021	5,000	5,042
City of Austin, GO, 5.00%, 05/01/2021	1,650	1,676
City of Boston, Series A, GO, 5.00%, 11/01/2021	2,850	2,964
City of Omaha, Various Purpose, Series A, GO, 4.00%, 04/15/2021	850	859
City of Philadelphia, Series A, Rev., TRAN, 4.00%, 06/30/2021	680	693
City of San Antonio, Certificates Obligation, GO, 5.00%, 08/01/2021	1,620	1,665
City of San Antonio, Tax Notes, GO, 5.00%, 08/01/2021	2,245	2,308
City of Wichita, Temporary Notes, Series 302, GO, 3.50%, 10/15/2021	2,000	2,052
Commonwealth of Pennsylvania, Series 1, GO, 3.00%, 05/01/2021	3,000	3,028
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge, Sales Tax, Rev., 5.00%, 08/01/2021	440	452
County of Los Angeles, Series A, Rev., TRAN, 4.00%, 06/30/2021	5,000	5,095

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Municipal Bonds — continued
County of Suffolk,
Series I, GO, TAN, 2.00%, 07/22/2021	4,000	4,025
Series I, GO, TAN, 3.00%, 09/24/2021	5,000	5,077
Series II, GO, TAN, 2.00%, 08/19/2021 (w)	2,000	2,015
Georgia State Road & Tollway Authority, Rev., 5.00%, 06/01/2021	1,500	1,530
Harlandale Independent School District, GO, PSF-GTD, 3.00%, 08/15/2021	1,355	1,378
Indianapolis Local Public Improvement Bond Bank, Fieldhouse Project, Series C, Rev., 1.40%, 06/01/2021	500	500
Kentucky Asset Liability Commission, Project Notes, Series A, Rev., 5.00%, 09/01/2021	2,000	2,063
Kentucky Rural Water Finance Corp., Public Projects Construction, Rev., 0.43%, 12/01/2021	4,460	4,461
Los Angeles Department of Water, Series C, Rev., 5.00%, 07/01/2021 (w)	1,000	1,024
Mauston School District, Rev., BAN, 1.50%, 06/30/2021	3,000	3,009
McKinney Independent School District, School Building, GO, 5.00%, 02/15/2021	10	10
Metropolitan District, GO, BAN, 3.00%, 09/01/2021	7,000	7,128
Michigan State University, Series A, Rev., 5.00%, 08/15/2021	720	741
Mineola Union Free School District, GO, TAN, 1.25%, 06/24/2021	6,500	6,530
New York State Dormitory Authority, Series B, Rev., RAN, 5.00%, 03/31/2021	305	309
Rockwall Independent School District, GO, PSF-GTD, 5.00%, 02/15/2021	440	442
San Diego Unified School District, Series A, Rev., TRAN, 5.00%, 06/30/2021	2,380	2,436
School District of Philadelphia, Series A, Rev., TRAN, 4.00%, 06/30/2021	3,710	3,779
State of Colorado, Rev., TRAN, 4.00%, 06/25/2021	10,000	10,184
State of Florida Department of Transportation Turnpike System Revenue, Series B, Rev., 5.00%, 07/01/2021 (w)	1,810	1,853
State of Texas, Rev., TRAN, 4.00%, 08/26/2021	37,270	38,199
Town of Stratford, Series B, GO, BAN, 2.00%, 12/16/2021	2,500	2,542

Total Municipal Bonds		125,069

Time Deposits — 8.0%
BNP Paribas SA, 0.01%, 01/04/2021	157,371	157,371
Citibank NA, 0.01%, 01/04/2021	175,297	175,297

SEE NOTES TO FINANCIAL STATEMENTS.

162	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Time Deposits — continued
Sumitomo Mitsui Banking Corp., 0.01%, 01/04/2021	68,635	68,635

Total Time Deposits		401,303

Total Short-Term Investments (Cost $526,359)		526,372

Total Investments — 101.5% (Cost $5,052,656)		5,102,398

Liabilities in Excess of Other Assets — (1.5)%		(72,748)

NET ASSETS —100.0%		$5,029,650

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
U.S. Treasury 5 Year Note	692	03/2021	USD	87,072	234

Total unrealized appreciation (depreciation)					234

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BAM	— Insured by Build America Mutual
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CNTY	— County
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HUD	— U.S. Department of Housing and Urban Development
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue

SCH BD GTY	— School Bond Guaranty
SIFMA	— Securities Industry and Financial Markets Association
SONYMA	— State of New York Mortgage Agency
TAN	— Tax Anticipation Note
TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2020.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	163

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Convertible Bonds — 0.5%
Communications — 0.2%
Media — 0.2%
DISH Network Corp., 3.38%, 08/15/2026		567	540
Liberty Broadband Corp.,
1.25%, 09/30/2050 (e)		320	324
2.75%, 09/30/2050 (e)		1,099	1,176

Total Communications			2,040

Consumer Cyclical — 0.0% (g)
Entertainment — 0.0% (g)
Live Nation Entertainment, Inc., 2.00%, 02/15/2025 (e)		167	177

Financial — 0.2%
Banks — 0.2%
Barclays Bank plc, (United Kingdom),
Zero Coupon, 02/04/2025		1,273	1,612
Series VUN, Zero Coupon, 02/18/2025		622	693

Total Financial			2,305

Technology — 0.1%
Semiconductors — 0.1%
ams AG, (Austria), Reg. S, Zero Coupon, 03/05/2025	EUR	200	181
Microchip Technology, Inc., 1.63%, 02/15/2025		91	275

Total Technology			456

Total Convertible Bonds (Cost $4,938)			4,978

Corporate Bonds — 91.0%
Basic Materials — 4.0%
Chemicals — 1.7%
Atotech Alpha 3 BV / Alpha US Bidco, Inc., (Netherlands), 6.25%, 02/01/2025 (e)		1,425	1,450
Axalta Coating Systems LLC, 3.38%, 02/15/2029 (e)		1,668	1,668
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, (Multinational), 4.75%, 06/15/2027 (e)		450	479
CeramTec BondCo GmbH, (Germany), Reg. S, 5.25%, 12/15/2025	EUR	100	124
Chemours Co. (The),
5.75%, 11/15/2028 (e)		127	129
7.00%, 05/15/2025		2,100	2,177
Element Solutions, Inc., 3.88%, 09/01/2028 (e)		2,649	2,725
GCP Applied Technologies, Inc., 5.50%, 04/15/2026 (e)		344	354
HB Fuller Co., 4.25%, 10/15/2028		600	615
Hexion, Inc., 7.88%, 07/15/2027 (e)		1,125	1,204
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 07/01/2028 (e)		671	738
INEOS Finance plc, (United Kingdom), Reg. S, 3.38%, 03/31/2026	EUR	100	126
Minerals Technologies, Inc., 5.00%, 07/01/2028 (e)		310	324

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Chemicals — continued
Monitchem HoldCo. 3 SA, (Luxembourg), Reg. S, 5.25%, 03/15/2025	EUR	100	127
OCI NV, (Netherlands), Reg. S, 3.63%, 10/15/2025	EUR	100	127
PQ Corp., 5.75%, 12/15/2025 (e)		370	380
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 04/01/2025 (e)		500	508
Rayonier AM Products, Inc., 7.63%, 01/15/2026 (e)		100	104
TPC Group, Inc., 10.50%, 08/01/2024 (e)		1,150	949
Tronox Finance plc, (United Kingdom), 5.75%, 10/01/2025 (e)		1,500	1,556
Tronox, Inc.,
6.50%, 05/01/2025 (e)		805	861
6.50%, 04/15/2026 (e)		250	260
Valvoline, Inc., 4.25%, 02/15/2030 (e)		155	164
Venator Finance Sarl / Venator Materials LLC, (Multinational), 5.75%, 07/15/2025 (e)		600	561
WR Grace & Co-Conn,
4.88%, 06/15/2027 (e)		525	557
5.63%, 10/01/2024 (e)		830	895

			19,162

Forest Products & Paper — 0.1%
Clearwater Paper Corp., 4.75%, 08/15/2028 (e)		511	529
WEPA Hygieneprodukte GmbH, (Germany), Reg. S, (ICE LIBOR EUR 3 Month + 2.88%), 2.88%, 12/15/2026 (aa)	EUR	100	122

			651

Iron/Steel — 0.3%
Allegheny Technologies, Inc., 7.88%, 08/15/2023		46	50
Big River Steel LLC / BRS Finance Corp., 6.63%, 01/31/2029 (e)		2,248	2,428
thyssenkrupp AG, (Germany), Reg. S, 2.88%, 02/22/2024	EUR	100	123
United States Steel Corp., 12.00%, 06/01/2025 (e)		640	739

			3,340

Mining — 1.9%
Arconic Corp., 6.00%, 05/15/2025 (e)		570	609
Coeur Mining, Inc., 5.88%, 06/01/2024		800	806
Compass Minerals International, Inc., 4.88%, 07/15/2024 (e)		750	778
Constellium SE, (France),
5.75%, 05/15/2024 (e)		1,085	1,107
6.63%, 03/01/2025 (e)		850	868
First Quantum Minerals Ltd., (Canada),
6.50%, 03/01/2024 (e)		200	206
6.88%, 03/01/2026 (e)		2,900	3,023
Freeport-McMoRan, Inc.,
4.25%, 03/01/2030		50	54
4.55%, 11/14/2024		1,250	1,366

SEE NOTES TO FINANCIAL STATEMENTS.

164	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Mining — continued
4.63%, 08/01/2030		918	1,008
5.00%, 09/01/2027		925	980
5.45%, 03/15/2043		1,784	2,221
Hecla Mining Co., 7.25%, 02/15/2028		635	694
Hudbay Minerals, Inc., (Canada), 6.13%, 04/01/2029 (e)		650	700
IAMGOLD Corp., (Canada), 5.75%, 10/15/2028 (e)		600	609
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/2028 (e)		198	224
New Gold, Inc., (Canada),
6.38%, 05/15/2025 (e)		350	366
7.50%, 07/15/2027 (e)		1,458	1,611
Novelis Corp.,
4.75%, 01/30/2030 (e)		1,501	1,617
5.88%, 09/30/2026 (e)		1,250	1,306

			20,153

Total Basic Materials			43,306

Communications — 17.2%
Advertising — 0.6%
Lamar Media Corp.,
4.88%, 01/15/2029		25	27
5.75%, 02/01/2026		900	928
Outfront Media Capital LLC / Outfront Media Capital Corp.,
5.00%, 08/15/2027 (e)		341	347
6.25%, 06/15/2025 (e)		500	528
Summer BC Holdco B Sarl, (Luxembourg), Reg. S, 5.75%, 10/31/2026	EUR	200	257
Terrier Media Buyer, Inc., 8.88%, 12/15/2027 (e)		3,670	4,046

			6,133

Internet — 1.1%
Adevinta ASA, (Norway), Reg. S, 3.00%, 11/15/2027	EUR	100	126
ANGI Group LLC, 3.88%, 08/15/2028 (e)		395	402
Arches Buyer, Inc.,
4.25%, 06/01/2028 (e)		115	117
6.13%, 12/01/2028 (e)		38	39
Cablevision Lightpath LLC,
3.88%, 09/15/2027 (e)		1,258	1,266
5.63%, 09/15/2028 (e)		1,321	1,382
Cars.com, Inc., 6.38%, 11/01/2028 (e)		900	955
Expedia Group, Inc., 6.25%, 05/01/2025 (e)		831	963
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/01/2027 (e)		1,000	1,053
Match Group Holdings II LLC,
4.63%, 06/01/2028 (e)		649	680
5.00%, 12/15/2027 (e)		1,000	1,063
Netflix, Inc., 5.38%, 11/15/2029 (e)		1,539	1,814
Uber Technologies, Inc.,
6.25%, 01/15/2028 (e)		5	6
7.50%, 05/15/2025 (e)		1,569	1,695

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Internet — continued
7.50%, 09/15/2027 (e)	484	532
8.00%, 11/01/2026 (e)	2	2

		12,095

Media — 9.0%
Altice Financing SA, (Luxembourg), 7.50%, 05/15/2026 (e)	1,789	1,888
AMC Networks, Inc.,
4.75%, 12/15/2022	1,350	1,352
4.75%, 08/01/2025	400	413
Cable One, Inc., 4.00%, 11/15/2030 (e)	421	437
CCO Holdings LLC / CCO Holdings Capital Corp.,
4.25%, 02/01/2031 (e)	3,320	3,499
4.50%, 08/15/2030 (e)	275	292
4.50%, 05/01/2032 (e)	5,936	6,338
4.75%, 03/01/2030 (e)	4,200	4,532
5.00%, 02/01/2028 (e)	525	555
5.13%, 05/01/2027 (e)	2,160	2,292
5.50%, 05/01/2026 (e)	1,500	1,554
5.75%, 02/15/2026 (e)	1,100	1,135
5.88%, 05/01/2027 (e)	2,500	2,597
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 04/01/2061	770	776
Clear Channel Worldwide Holdings, Inc.,
5.13%, 08/15/2027 (e)	3,567	3,603
9.25%, 02/15/2024	2,550	2,582
CSC Holdings LLC,
4.13%, 12/01/2030 (e)	2,500	2,614
4.63%, 12/01/2030 (e)	4,443	4,637
5.25%, 06/01/2024	1,000	1,082
5.38%, 02/01/2028 (e)	1,872	1,998
5.50%, 05/15/2026 (e)	2,768	2,879
5.75%, 01/15/2030 (e)	358	393
6.50%, 02/01/2029 (e)	200	226
6.75%, 11/15/2021	2,600	2,717
7.50%, 04/01/2028 (e)	200	225
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026 (e)	423	433
Diamond Sports Group LLC / Diamond Sports Finance Co.,
5.38%, 08/15/2026 (e)	600	487
6.63%, 08/15/2027 (e)	2,600	1,573
DISH DBS Corp.,
5.88%, 07/15/2022	1,640	1,714
5.88%, 11/15/2024	1,965	2,060
7.38%, 07/01/2028	1,750	1,864
7.75%, 07/01/2026	2,018	2,260
Entercom Media Corp.,
6.50%, 05/01/2027 (e)	625	635
7.25%, 11/01/2024 (e)	550	549
EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	950	970

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	165

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Media — continued
Gray Television, Inc.,
4.75%, 10/15/2030 (e)		2,480	2,527
5.88%, 07/15/2026 (e)		500	524
7.00%, 05/15/2027 (e)		25	27
iHeartCommunications, Inc.,
4.75%, 01/15/2028 (e)		525	539
5.25%, 08/15/2027 (e)		600	630
8.38%, 05/01/2027		1,675	1,788
LCPR Senior Secured Financing DAC, (Ireland), 6.75%, 10/15/2027 (e)		810	872
Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2027 (e)		350	366
Nexstar Broadcasting, Inc., 5.63%, 07/15/2027 (e)		1,550	1,660
Radiate Holdco LLC / Radiate Finance, Inc.,
4.50%, 09/15/2026 (e)		1,982	2,044
6.50%, 09/15/2028 (e)		1,887	1,988
Scripps Escrow II, Inc., 5.38%, 01/15/2031 (e)		183	191
Scripps Escrow, Inc., 5.88%, 07/15/2027 (e)		825	862
Sinclair Television Group, Inc.,
4.13%, 12/01/2030 (e)		528	540
5.13%, 02/15/2027 (e)		61	63
5.50%, 03/01/2030 (e)		800	832
5.88%, 03/15/2026 (e)		1,100	1,131
Sirius XM Radio, Inc.,
4.13%, 07/01/2030 (e)		747	795
5.38%, 07/15/2026 (e)		2,200	2,294
Summer BidCo. BV, (Netherlands), Reg. S, 9.00% (cash), 11/15/2025 (v)	EUR	105	132
TEGNA, Inc.,
4.75%, 03/15/2026 (e)		750	801
5.00%, 09/15/2029		1,050	1,109
Telenet Finance Luxembourg Notes Sarl, (Luxembourg), 5.50%, 03/01/2028 (e)		1,600	1,706
Townsquare Media, Inc., 6.88%, 02/01/2026 (e)		389	407
Univision Communications, Inc.,
5.13%, 02/15/2025 (e)		1,550	1,561
6.63%, 06/01/2027 (e)		765	822
9.50%, 05/01/2025 (e)		684	761
UPC Holding BV, (Netherlands), Reg. S, 3.88%, 06/15/2029	EUR	100	125
Virgin Media Finance plc, (United Kingdom),
Reg. S, 3.75%, 07/15/2030	EUR	200	249
5.00%, 07/15/2030 (e)		1,450	1,504
Virgin Media Secured Finance plc, (United Kingdom),
4.50%, 08/15/2030 (e)		782	817
5.50%, 05/15/2029 (e)		375	407
Virgin Media Vendor Financing Notes IV DAC, (Ireland), 5.00%, 07/15/2028 (e)		889	925

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Media — continued
Ziggo Bond Co. BV, (Netherlands),
5.13%, 02/28/2030 (e)		393	415
6.00%, 01/15/2027 (e)		1,625	1,717
Ziggo BV, (Netherlands), 5.50%, 01/15/2027 (e)		537	560

			96,852

Telecommunications — 6.5%
Altice France Holding SA, (Luxembourg),
6.00%, 02/15/2028 (e)		860	871
10.50%, 05/15/2027 (e)		2,620	2,941
Altice France SA, (France),
Reg. S, 4.13%, 01/15/2029	EUR	200	249
5.50%, 01/15/2028 (e)		1,186	1,240
7.38%, 05/01/2026 (e)		1,200	1,263
8.13%, 02/01/2027 (e)		678	747
Avaya, Inc., 6.13%, 09/15/2028 (e)		1,071	1,144
CenturyLink, Inc.,
4.00%, 02/15/2027 (e)		649	670
4.50%, 01/15/2029 (e)		847	862
5.13%, 12/15/2026 (e)		1,270	1,341
Series P, 7.60%, 09/15/2039		1,250	1,519
Series S, 6.45%, 06/15/2021		800	816
Series U, 7.65%, 03/15/2042		2,135	2,583
Series W, 6.75%, 12/01/2023		225	251
Series Y, 7.50%, 04/01/2024		1,000	1,132
CommScope Technologies LLC,
5.00%, 03/15/2027 (e)		181	179
6.00%, 06/15/2025 (e)		542	554
CommScope, Inc.,
5.50%, 03/01/2024 (e)		994	1,025
6.00%, 03/01/2026 (e)		960	1,012
7.13%, 07/01/2028 (e)		97	103
Connect Finco Sarl / Connect US Finco LLC, (Multinational), 6.75%, 10/01/2026 (e)		2,339	2,520
Consolidated Communications, Inc., 6.50%, 10/01/2028 (e)		674	721
Digicel Group 0.5 Ltd., (Bermuda), 10.00% (PIK), 04/01/2024 (v)		1,250	1,119
Digicel Holdings Bermuda Ltd. / Digicel International Finance Ltd., (Multinational), 8.75%, 05/25/2024 (e)		600	630
Digicel Ltd., (Bermuda), 6.75%, 03/01/2023 (e)		6,000	4,643
Frontier Communications Corp.,
5.00%, 05/01/2028 (e)		632	659
5.88%, 10/15/2027 (e)		914	988
6.75%, 05/01/2029 (e)		394	422
Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc., 9.88%, 05/01/2024 (e)		199	213
Intelsat Jackson Holdings SA, (Luxembourg), 9.75%, 07/15/2025 (d) (e)		1,875	1,350
Intrado Corp., 8.50%, 10/15/2025 (e)		1,000	967

SEE NOTES TO FINANCIAL STATEMENTS.

166	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — continued
Level 3 Financing, Inc.,
3.63%, 01/15/2029 (e)		90	90
4.25%, 07/01/2028 (e)		1,137	1,168
4.63%, 09/15/2027 (e)		25	26
5.25%, 03/15/2026		1,200	1,240
Ligado Networks LLC, 15.50% (PIK), 11/01/2023 (e) (v)		506	491
LogMeIn, Inc., 5.50%, 09/01/2027 (e)		625	655
Lorca Telecom Bondco SA, (Spain), Reg. S, 4.00%, 09/18/2027	EUR	100	128
Matterhorn Telecom SA, (Luxembourg), Reg. S, 4.00%, 11/15/2027	EUR	100	125
Nokia OYJ, (Finland), 6.63%, 05/15/2039		275	351
QualityTech LP / QTS Finance Corp., 3.88%, 10/01/2028 (e)		639	652
Qwest Corp., 6.75%, 12/01/2021		1,000	1,046
SoftBank Group Corp., (Japan),
Reg. S, 5.00%, 04/15/2028	EUR	100	136
Reg. S, (USD ICE Swap Rate 5 Year + 4.23%), 6.00%, 07/19/2023 (x) (aa)		200	195
Sprint Capital Corp.,
6.88%, 11/15/2028		297	392
8.75%, 03/15/2032		1,327	2,101
Sprint Communications, Inc.,
6.00%, 11/15/2022		100	108
11.50%, 11/15/2021		459	498
Sprint Corp.,
7.63%, 02/15/2025		2,400	2,870
7.63%, 03/01/2026		2,255	2,799
7.88%, 09/15/2023		2,650	3,068
Switch Ltd., 3.75%, 09/15/2028 (e)		509	517
Telecom Italia Capital SA, (Luxembourg), 6.00%, 09/30/2034		1,029	1,253
Telecom Italia Finance SA, (Luxembourg), 7.75%, 01/24/2033	EUR	200	359
Telecom Italia SpA, (Italy), 5.30%, 05/30/2024 (e)		707	769
Telesat Canada / Telesat LLC, (Canada), 4.88%, 06/01/2027 (e)		524	542
T-Mobile USA, Inc.,
4.50%, 02/01/2026		3,500	3,578
6.00%, 03/01/2023		1,300	1,301
6.50%, 01/15/2026		1,075	1,113
ViaSat, Inc.,
5.63%, 09/15/2025 (e)		365	373
5.63%, 04/15/2027 (e)		1,196	1,256
6.50%, 07/15/2028 (e)		841	910
Vodafone Group plc, (United Kingdom), Reg. S, (USD Semi-annual Swap Rate 5 Year + 3.05%), 6.25%, 10/03/2078 (aa)		200	221
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 08/15/2028 (e)		1,325	1,334

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
Zayo Group Holdings, Inc.,
4.00%, 03/01/2027 (e)		1,296	1,299
6.13%, 03/01/2028 (e)		2,710	2,866

			70,564

Total Communications			185,644

Consumer Cyclical — 16.0%
Airlines — 0.4%
American Airlines, Inc., 11.75%, 07/15/2025 (e)		312	360
Delta Air Lines, Inc., 7.00%, 05/01/2025 (e)		489	565
Delta Air Lines, Inc. / SkyMiles IP Ltd., (Multinational),
4.50%, 10/20/2025 (e)		5	5
4.75%, 10/20/2028 (e)		898	980
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/2027 (e)		1,462	1,572
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., (Cayman Islands), 8.00%, 09/20/2025 (e)		2	2
United Airlines 2020-1 Class A Pass Through Trust, Series 20-1, 5.88%, 10/15/2027		1,178	1,272

			4,756

Apparel — 0.4%
Hanesbrands, Inc., 4.63%, 05/15/2024 (e)		500	524
Levi Strauss & Co., 5.00%, 05/01/2025		1,000	1,025
William Carter Co. (The),
5.50%, 05/15/2025 (e)		324	344
5.63%, 03/15/2027 (e)		1,000	1,052
Wolverine World Wide, Inc.,
5.00%, 09/01/2026 (e)		325	331
6.38%, 05/15/2025 (e)		700	746

			4,022

Auto Manufacturers — 2.6%
Allison Transmission, Inc.,
3.75%, 01/30/2031 (e)		331	339
5.88%, 06/01/2029 (e)		1,224	1,352
Ford Motor Co.,
4.75%, 01/15/2043		2,788	2,844
5.29%, 12/08/2046		1,750	1,829
7.40%, 11/01/2046		275	333
9.00%, 04/22/2025		3,280	4,021
9.63%, 04/22/2030		350	494
Ford Motor Credit Co. LLC,
3.09%, 01/09/2023		1,489	1,515
3.38%, 11/13/2025		2,250	2,311
4.00%, 11/13/2030		1,775	1,864
4.39%, 01/08/2026		2,500	2,624
4.54%, 03/06/2025	GBP	100	145
5.13%, 06/16/2025		1,806	1,964

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	167

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Auto Manufacturers — continued
General Motors Co.,
5.95%, 04/01/2049		777	1,051
6.25%, 10/02/2043		746	1,006
General Motors Financial Co., Inc., Series C, (CMT Index 5 Year + 5.00%), 5.70%, 09/30/2030 (x) (aa)		5	6
JB Poindexter & Co., Inc., 7.13%, 04/15/2026 (e)		850	899
Navistar International Corp.,
6.63%, 11/01/2025 (e)		25	26
9.50%, 05/01/2025 (e)		1,475	1,656
Nissan Motor Co. Ltd., (Japan), 4.81%, 09/17/2030 (e)		471	530
PM General Purchaser LLC, 9.50%, 10/01/2028 (e)		600	665
RCI Banque SA, (France), Reg. S, (EUR Swap Rate 5 Year + 2.85%), 2.63%, 02/18/2030 (aa)		EUR 100	123
Tesla, Inc., 5.30%, 08/15/2025 (e)		368	384
Wabash National Corp., 5.50%, 10/01/2025 (e)		349	356

			28,337

Auto Parts & Equipment — 1.5%
Adient Global Holdings Ltd., (Jersey), 4.88%, 08/15/2026 (e)		2,600	2,672
Adient US LLC,
7.00%, 05/15/2026 (e)		125	136
9.00%, 04/15/2025 (e)		435	485
American Axle & Manufacturing, Inc.,
6.25%, 04/01/2025		50	52
6.25%, 03/15/2026		1,000	1,030
6.50%, 04/01/2027		950	1,000
Clarios Global LP / Clarios US Finance Co., (Multinational),
Reg. S, 4.38%, 05/15/2026	EUR	100	127
6.25%, 05/15/2026 (e)		1,632	1,750
8.50%, 05/15/2027 (e)		4,100	4,454
Clarios Global LP, (Canada), 6.75%, 05/15/2025 (e)		29	31
Dana Financing Luxembourg Sarl, (Luxembourg),
5.75%, 04/15/2025 (e)		75	78
6.50%, 06/01/2026 (e)		875	915
Dana, Inc.,
5.50%, 12/15/2024		100	102
5.63%, 06/15/2028		1,200	1,292
Dealer Tire LLC / DT Issuer LLC, 8.00%, 02/01/2028 (e)		336	354
Faurecia SE, (France), Reg. S, 3.75%, 06/15/2028	EUR	100	128
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025		315	356
IHO Verwaltungs GmbH, (Germany),
6.00% (cash), 05/15/2027 (e) (v)		200	212
6.38% (cash), 05/15/2029 (e) (v)		1,000	1,100

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Parts & Equipment — continued
Meritor, Inc., 4.50%, 12/15/2028 (e)		71	73
Tenneco, Inc., 7.88%, 01/15/2029 (e)		88	99
ZF Finance GmbH, (Germany), Reg. S, 3.75%, 09/21/2028	EUR	100	131

			16,577

Distribution/Wholesale — 0.6%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/2026 (e)		1,250	1,295
Core & Main Holdings LP, 8.63% (cash), 09/15/2024 (e) (v)		1,153	1,179
Core & Main LP, 6.13%, 08/15/2025 (e)		1,357	1,403
H&E Equipment Services, Inc., 3.88%, 12/15/2028 (e)		1,929	1,950
KAR Auction Services, Inc., 5.13%, 06/01/2025 (e)		800	823

			6,650

Entertainment — 3.1%
Affinity Gaming, 6.88%, 12/15/2027 (e)		539	565
Bally’s Corp., 6.75%, 06/01/2027 (e)		700	751
Caesars Entertainment, Inc.,
6.25%, 07/01/2025 (e)		2,720	2,897
8.13%, 07/01/2027 (e)		2,186	2,420
Caesars Resort Collection LLC / CRC Finco, Inc.,
5.25%, 10/15/2025 (e)		2,575	2,602
5.75%, 07/01/2025 (e)		1,287	1,364
CCM Merger, Inc., 6.38%, 05/01/2026 (e)		25	26
Cedar Fair LP, 5.25%, 07/15/2029		1,050	1,081
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op,
5.50%, 05/01/2025 (e)		1,026	1,070
6.50%, 10/01/2028 (e)		3	3
Churchill Downs, Inc., 5.50%, 04/01/2027 (e)		947	1,003
Cirsa Finance International Sarl, (Luxembourg), Reg. S, 4.75%, 05/22/2025	EUR	100	119
CPUK Finance Ltd., (Jersey), Reg. S, 4.88%, 08/28/2025	GBP	100	136
International Game Technology plc, (United Kingdom),
Reg. S, 3.50%, 06/15/2026	EUR	100	126
6.25%, 01/15/2027 (e)		355	407
6.50%, 02/15/2025 (e)		900	1,006
Jacobs Entertainment, Inc., 7.88%, 02/01/2024 (e)		622	637
Live Nation Entertainment, Inc.,
3.75%, 01/15/2028 (e)		550	556
4.75%, 10/15/2027 (e)		98	100
4.88%, 11/01/2024 (e)		33	33
6.50%, 05/15/2027 (e)		1,440	1,611

SEE NOTES TO FINANCIAL STATEMENTS.

168	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Entertainment — continued
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024 (e)	525	548
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/2027 (e)	50	53
Penn National Gaming, Inc., 5.63%, 01/15/2027 (e)	1,400	1,461
Powdr Corp., 6.00%, 08/01/2025 (e)	150	158
Scientific Games International, Inc.,
5.00%, 10/15/2025 (e)	396	409
7.25%, 11/15/2029 (e)	225	247
8.25%, 03/15/2026 (e)	2,748	2,961
8.63%, 07/01/2025 (e)	2,058	2,253
Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	1,050	1,051
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (e)	1,247	1,347
Stars Group Holdings BV / Stars Group US Co-Borrower LLC, (Netherlands), 7.00%, 07/15/2026 (e)	1,650	1,737
Vail Resorts, Inc., 6.25%, 05/15/2025 (e)	301	321
WMG Acquisition Corp.,
3.00%, 02/15/2031 (e)	500	490
3.88%, 07/15/2030 (e)	25	26
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.,
5.13%, 10/01/2029 (e)	999	1,046
7.75%, 04/15/2025 (e)	655	710

		33,331

Food Service — 0.2%
Aramark Services, Inc.,
5.00%, 02/01/2028 (e)	41	43
6.38%, 05/01/2025 (e)	1,581	1,690

		1,733

Home Builders — 2.3%
Ashton Woods USA LLC / Ashton Woods Finance Co.,
6.63%, 01/15/2028 (e)	200	211
6.75%, 08/01/2025 (e)	1,750	1,820
Beazer Homes USA, Inc.,
5.88%, 10/15/2027	2,600	2,736
6.75%, 03/15/2025	1,400	1,458
7.25%, 10/15/2029	100	113
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., (Canada),
4.88%, 02/15/2030 (e)	4	4
6.25%, 09/15/2027 (e)	2,575	2,739
Century Communities, Inc., 6.75%, 06/01/2027	850	908
KB Home, 4.80%, 11/15/2029	1,500	1,646
M/I Homes, Inc., 4.95%, 02/01/2028	955	1,011

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Home Builders — continued
Mattamy Group Corp., (Canada),
4.63%, 03/01/2030 (e)		1,426	1,512
5.25%, 12/15/2027 (e)		250	264
MDC Holdings, Inc., 6.00%, 01/15/2043		191	256
Meritage Homes Corp., 5.13%, 06/06/2027		1,500	1,676
Picasso Finance Sub, Inc., 6.13%, 06/15/2025 (e)		866	927
PulteGroup, Inc., 6.38%, 05/15/2033		576	789
Shea Homes LP / Shea Homes Funding Corp.,
4.75%, 02/15/2028 (e)		1,000	1,035
4.75%, 04/01/2029 (e)		200	206
STL Holding Co. LLC, 7.50%, 02/15/2026 (e)		950	983
Taylor Morrison Communities, Inc.,
5.13%, 08/01/2030 (e)		462	518
5.75%, 01/15/2028 (e)		100	113
6.63%, 07/15/2027 (e)		2,690	2,907
TRI Pointe Group, Inc., 5.25%, 06/01/2027		175	190
Williams Scotsman International, Inc., 4.63%, 08/15/2028 (e)		71	73

			24,095

Leisure Time — 0.3%
Carnival Corp., (Panama),
7.63%, 03/01/2026 (e)		273	297
9.88%, 08/01/2027 (e)		190	219
Reg. S, 10.13%, 02/01/2026	EUR	100	141
11.50%, 04/01/2023 (e)		910	1,053
NCL Corp. Ltd., (Bermuda), 5.88%, 03/15/2026 (e)		229	241
Royal Caribbean Cruises Ltd., (Liberia),
9.13%, 06/15/2023 (e)		303	329
11.50%, 06/01/2025 (e)		495	578

			2,858

Lodging — 1.7%
Boyd Gaming Corp.,
4.75%, 12/01/2027		150	156
6.00%, 08/15/2026		1,050	1,089
6.38%, 04/01/2026		1,475	1,532
8.63%, 06/01/2025 (e)		721	802
Hilton Domestic Operating Co., Inc.,
3.75%, 05/01/2029 (e)		1,600	1,668
4.00%, 05/01/2031 (e)		933	984
4.88%, 01/15/2030		362	396
5.13%, 05/01/2026		1,325	1,368
5.75%, 05/01/2028 (e)		75	82
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 04/01/2027		1,567	1,659
MGM Resorts International,
4.63%, 09/01/2026		500	529
4.75%, 10/15/2028		750	804
5.50%, 04/15/2027		1,300	1,449

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	169

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Lodging — continued
6.00%, 03/15/2023		725	778
6.75%, 05/01/2025		1,075	1,164
Station Casinos LLC,
4.50%, 02/15/2028 (e)		675	680
5.00%, 10/01/2025 (e)		1,325	1,340
Wyndham Destinations, Inc., 6.63%, 07/31/2026 (e)		301	345
Wyndham Hotels & Resorts, Inc.,
4.38%, 08/15/2028 (e)		319	331
5.38%, 04/15/2026 (e)		1,000	1,035

			18,191

Office Furnishings — 0.1%
Interface, Inc., 5.50%, 12/01/2028 (e)		605	637

Retail — 2.7%
1011778 BC ULC / New Red Finance, Inc., (Canada),
3.50%, 02/15/2029 (e)		1,300	1,298
4.00%, 10/15/2030 (e)		3,555	3,603
4.38%, 01/15/2028 (e)		1,306	1,345
5.75%, 04/15/2025 (e)		77	83
Academy Ltd., 6.00%, 11/15/2027 (e)		350	367
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028		388	405
4.75%, 03/01/2030		3	3
Brinker International, Inc.,
3.88%, 05/15/2023		800	801
5.00%, 10/01/2024 (e)		6	6
Dufry One BV, (Netherlands), Reg. S, 2.50%, 10/15/2024	EUR	100	117
eG Global Finance plc, (United Kingdom),
Reg. S, 6.25%, 10/30/2025	EUR	100	125
6.75%, 02/07/2025 (e)		818	843
Gap, Inc. (The), 8.88%, 05/15/2027 (e)		275	319
Golden Nugget, Inc., 6.75%, 10/15/2024 (e)		961	954
IRB Holding Corp., 7.00%, 06/15/2025 (e)		263	287
Ken Garff Automotive LLC, 4.88%, 09/15/2028 (e)		3	3
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 06/01/2026 (e)		25	26
L Brands, Inc.,
6.63%, 10/01/2030 (e)		3	3
6.88%, 07/01/2025 (e)		562	610
6.88%, 11/01/2035		569	639
LBM Acquisition LLC, 6.25%, 01/15/2029 (e)		354	366
Macy’s, Inc., 8.38%, 06/15/2025 (e)		722	802
Marks & Spencer plc, (United Kingdom), Reg. S, 4.50%, 07/10/2027	GBP	100	142
Michaels Stores, Inc., 8.00%, 07/15/2027 (e)		525	564

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Retail — continued
Nordstrom, Inc., 8.75%, 05/15/2025 (e)		653	731
Penske Automotive Group, Inc., 3.50%, 09/01/2025		394	400
PetSmart, Inc.,
5.88%, 06/01/2025 (e)		793	815
7.13%, 03/15/2023 (e)		2,175	2,175
Sally Holdings LLC / Sally Capital, Inc.,
5.50%, 11/01/2023		1,000	1,005
5.63%, 12/01/2025		1,250	1,284
8.75%, 04/30/2025 (e)		325	361
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 09/30/2026 (e)		515	546
SRS Distribution, Inc., 8.25%, 07/01/2026 (e)		806	856
Staples, Inc., 7.50%, 04/15/2026 (e)		696	727
Stonegate Pub Co. Financing 2019 PLC, (United Kingdom), Reg. S, 8.25%, 07/31/2025	GBP	100	138
Suburban Propane Partners LP / Suburban Energy Finance Corp.,
5.50%, 06/01/2024		1,128	1,152
5.75%, 03/01/2025		985	1,005
5.88%, 03/01/2027		100	104
Superior Plus LP / Superior General Partner, Inc., (Canada), 7.00%, 07/15/2026 (e)		1,075	1,149
Tendam Brands SAU, (Spain), Reg. S, (ICE LIBOR EUR 3 Month + 5.25%), 5.25%, 09/15/2024 (aa)	EUR	100	113
White Cap Buyer LLC, 6.88%, 10/15/2028 (e)		1,256	1,339
Yum! Brands, Inc.,
3.63%, 03/15/2031		1,300	1,314
4.75%, 01/15/2030 (e)		377	414
7.75%, 04/01/2025 (e)		38	42

			29,381

Toys/Games/Hobbies — 0.1%
Mattel, Inc.,
5.45%, 11/01/2041		300	330
6.20%, 10/01/2040		23	27
6.75%, 12/31/2025 (e)		855	902

			1,259

Total Consumer Cyclical			171,827

Consumer Non-cyclical — 16.3%
Agriculture — 0.2%
Tereos Finance Groupe I SA, (France), Reg. S, 7.50%, 10/30/2025	EUR	100	129
Vector Group Ltd., 6.13%, 02/01/2025 (e)		1,818	1,849

			1,978

SEE NOTES TO FINANCIAL STATEMENTS.

170	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Commercial Services — 4.4%
ADT Security Corp. (The), 4.88%, 07/15/2032 (e)		552	598
Allied Universal Holdco LLC / Allied Universal Finance Corp.,
6.63%, 07/15/2026 (e)		3,943	4,205
9.75%, 07/15/2027 (e)		3,522	3,839
AMN Healthcare, Inc.,
4.00%, 04/15/2029 (e)		875	895
4.63%, 10/01/2027 (e)		25	26
APX Group, Inc., 6.75%, 02/15/2027 (e)		417	448
Autostrade per l’Italia SpA, (Italy), Reg. S, 1.88%, 11/04/2025	EUR	100	122
Brink’s Co. (The), 5.50%, 07/15/2025 (e)		600	641
Garda World Security Corp., (Canada),
4.63%, 02/15/2027 (e)		1,100	1,111
9.50%, 11/01/2027 (e)		1,708	1,892
Gartner, Inc.,
3.75%, 10/01/2030 (e)		997	1,050
4.50%, 07/01/2028 (e)		50	53
Herc Holdings, Inc., 5.50%, 07/15/2027 (e)		421	446
Jaguar Holding Co. II / PPD Development LP,
4.63%, 06/15/2025 (e)		650	686
5.00%, 06/15/2028 (e)		1,337	1,427
Laureate Education, Inc., 8.25%, 05/01/2025 (e)		2,100	2,226
Loxam SAS, (France), Reg. S, 3.75%, 07/15/2026	EUR	100	124
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028 (e)		2,256	2,217
Nielsen Co. Luxembourg Sarl (The), (Luxembourg), 5.00%, 02/01/2025 (e)		500	513
Nielsen Finance LLC / Nielsen Finance Co.,
5.00%, 04/15/2022 (e)		1,620	1,624
5.63%, 10/01/2028 (e)		2,056	2,234
5.88%, 10/01/2030 (e)		6	7
Prime Security Services Borrower LLC / Prime Finance, Inc.,
5.75%, 04/15/2026 (e)		266	291
6.25%, 01/15/2028 (e)		518	556
Refinitiv US Holdings, Inc., 8.25%, 11/15/2026 (e)		6,428	7,015
Sabre GLBL, Inc.,
7.38%, 09/01/2025 (e)		440	477
9.25%, 04/15/2025 (e)		647	770
Service Corp. International, 3.38%, 08/15/2030		1,450	1,508
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026 (e)		413	430
Sotheby’s, 7.38%, 10/15/2027 (e)		818	876
Techem Verwaltungsgesellschaft 674 mbH, (Germany), Reg. S, 6.00%, 07/30/2026	EUR	100	128

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
United Rentals North America, Inc.,
3.88%, 02/15/2031		2,475	2,596
4.00%, 07/15/2030		650	684
4.88%, 01/15/2028		1,500	1,598
5.88%, 09/15/2026		1,500	1,588
Verscend Escrow Corp., 9.75%, 08/15/2026 (e)		2,018	2,187

			47,088

Cosmetics/Personal Care — 0.0% (g)
Coty, Inc., Reg. S, 4.00%, 04/15/2023	EUR	100	117

Food — 2.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC,
3.25%, 03/15/2026 (e)		580	589
3.50%, 02/15/2023 (e)		25	26
3.50%, 03/15/2029 (e)		791	800
4.63%, 01/15/2027 (e)		478	508
4.88%, 02/15/2030 (e)		968	1,067
5.88%, 02/15/2028 (e)		550	598
7.50%, 03/15/2026 (e)		1,500	1,679
B&G Foods, Inc., 5.25%, 09/15/2027		750	797
C&S Group Enterprises LLC, 5.00%, 12/15/2028 (e)		375	374
Chobani LLC / Chobani Finance Corp., Inc.,
4.63%, 11/15/2028 (e)		566	575
7.50%, 04/15/2025 (e)		833	873
Iceland Bondco plc, (United Kingdom), Reg. S, 4.63%, 03/15/2025	GBP	100	135
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Multinational),
5.50%, 01/15/2030 (e)		912	1,048
6.50%, 04/15/2029 (e)		1,923	2,238
Kraft Heinz Foods Co.,
4.25%, 03/01/2031 (e)		2,425	2,704
4.38%, 06/01/2046		2,818	3,049
4.88%, 10/01/2049 (e)		469	547
5.50%, 06/01/2050 (e)		2,185	2,753
Lamb Weston Holdings, Inc., 4.88%, 05/15/2028 (e)		505	564
Pilgrim’s Pride Corp., 5.75%, 03/15/2025 (e)		1,850	1,899
Post Holdings, Inc.,
4.63%, 04/15/2030 (e)		1,608	1,692
5.00%, 08/15/2026 (e)		1,599	1,651
5.75%, 03/01/2027 (e)		1,075	1,138
Premier Foods Finance plc, (United Kingdom), Reg. S, 6.25%, 10/15/2023	GBP	100	141
Quatrim SASU, (France), Reg. S, 5.88%, 01/15/2024	EUR	100	126
Sysco Corp., 6.60%, 04/01/2050		392	604
US Foods, Inc., 5.88%, 06/15/2024 (e)		1,065	1,080

			29,255

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	171

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Healthcare — Products — 0.5%
Avantor Funding, Inc., 4.63%, 07/15/2028 (e)		2,127	2,249
Hologic, Inc.,
3.25%, 02/15/2029 (e)		4	4
4.63%, 02/01/2028 (e)		572	607
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA,
7.25%, 02/01/2028 (e)		1,770	1,867
7.38%, 06/01/2025 (e)		21	23
Teleflex, Inc., 4.25%, 06/01/2028 (e)		551	584

			5,334

Healthcare — Services — 5.7%
Acadia Healthcare Co., Inc.,
5.00%, 04/15/2029 (e)		2	2
5.50%, 07/01/2028 (e)		539	579
6.50%, 03/01/2024		1,550	1,583
AHP Health Partners, Inc., 9.75%, 07/15/2026 (e)		374	413
Catalent Pharma Solutions, Inc., Reg. S, 2.38%, 03/01/2028	EUR	100	123
Centene Corp.,
3.00%, 10/15/2030		859	910
4.63%, 12/15/2029		1,197	1,329
5.38%, 08/15/2026 (e)		4,175	4,410
Charles River Laboratories International, Inc., 4.25%, 05/01/2028 (e)		405	424
CHS / Community Health Systems, Inc.,
5.63%, 03/15/2027 (e)		877	943
6.00%, 01/15/2029 (e)		767	829
6.63%, 02/15/2025 (e)		943	992
8.00%, 03/15/2026 (e)		1,868	2,013
8.63%, 01/15/2024 (e)		1,125	1,173
DaVita, Inc.,
3.75%, 02/15/2031 (e)		1,325	1,345
4.63%, 06/01/2030 (e)		25	27
Encompass Health Corp., 4.63%, 04/01/2031		304	325
Global Medical Response, Inc., 6.50%, 10/01/2025 (e)		1,200	1,254
HCA, Inc.,
3.50%, 09/01/2030		3,855	4,096
5.38%, 02/01/2025		5,027	5,653
5.38%, 09/01/2026		1,114	1,280
5.63%, 09/01/2028		500	590
5.88%, 05/01/2023		50	55
5.88%, 02/15/2026		50	58
IQVIA, Inc., 5.00%, 10/15/2026 (e)		1,197	1,251
Legacy LifePoint Health LLC,
4.38%, 02/15/2027 (e)		750	751
6.75%, 04/15/2025 (e)		399	428
LifePoint Health, Inc., 5.38%, 01/15/2029 (e)		1,031	1,029

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Healthcare — Services — continued
MEDNAX, Inc.,
5.25%, 12/01/2023 (e)	925	937
6.25%, 01/15/2027 (e)	1,025	1,099
Molina Healthcare, Inc.,
3.88%, 11/15/2030 (e)	810	869
4.38%, 06/15/2028 (e)	675	710
Prime Healthcare Services, Inc., 7.25%, 11/01/2025 (e)	3	3
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/01/2026 (e)	2,670	2,937
RP Escrow Issuer LLC, 5.25%, 12/15/2025 (e)	165	172
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025 (e)	1,511	1,538
10.00%, 04/15/2027 (e)	1,402	1,549
Syneos Health, Inc., 3.63%, 01/15/2029 (e)	1,212	1,215
Tenet Healthcare Corp.,
4.63%, 09/01/2024 (e)	970	1,002
5.13%, 05/01/2025	1,800	1,835
5.13%, 11/01/2027 (e)	2,017	2,135
6.13%, 10/01/2028 (e)	6,970	7,263
6.25%, 02/01/2027 (e)	2,100	2,226
6.75%, 06/15/2023	220	236
7.50%, 04/01/2025 (e)	98	107
West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	1,892	1,939

		61,637

Household Products/Wares — 0.3%
Central Garden & Pet Co., 4.13%, 10/15/2030	350	365
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/2026 (e)	185	193
Prestige Brands, Inc.,
5.13%, 01/15/2028 (e)	50	53
6.38%, 03/01/2024 (e)	1,500	1,534
Spectrum Brands, Inc., 5.50%, 07/15/2030 (e)	1,307	1,408

		3,553

Pharmaceuticals — 2.5%
AdaptHealth LLC, 4.63%, 08/01/2029 (e)	236	243
Bausch Health Americas, Inc., 8.50%, 01/31/2027 (e)	850	945
Bausch Health Cos., Inc., (Canada),
5.00%, 01/30/2028 (e)	2,075	2,139
5.00%, 02/15/2029 (e)	755	776
5.25%, 01/30/2030 (e)	3,000	3,150
5.25%, 02/15/2031 (e)	612	639
5.75%, 08/15/2027 (e)	508	545
6.13%, 04/15/2025 (e)	3,000	3,092
6.25%, 02/15/2029 (e)	6,111	6,638

SEE NOTES TO FINANCIAL STATEMENTS.

172	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
7.00%, 01/15/2028 (e)		959	1,054
9.00%, 12/15/2025 (e)		2,172	2,398

Cheplapharm Arzneimittel GmbH, (Germany),
Reg. S, 4.38%, 01/15/2028	EUR	100	125
5.50%, 01/15/2028 (e)		429	448
Diocle SpA, (Italy), Reg. S, (ICE LIBOR EUR 3 Month + 3.88%), 3.88%, 06/30/2026 (aa)	EUR	90	110
Endo Dac / Endo Finance LLC / Endo Finco, Inc., (Multinational),
6.00%, 06/30/2028 (e)		525	446
9.50%, 07/31/2027 (e)		404	451
Nidda BondCo GmbH, (Germany), Reg. S, 5.00%, 09/30/2025	EUR	100	123
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/2025 (e)		631	678
Par Pharmaceutical, Inc., 7.50%, 04/01/2027 (e)		1,703	1,848
Rossini Sarl, (Luxembourg), Reg. S, 6.75%, 10/30/2025	EUR	100	130
Teva Pharmaceutical Finance Netherlands II BV, (Netherlands), 4.50%, 03/01/2025	EUR	100	126
Vizient, Inc., 6.25%, 05/15/2027 (e)		460	495

			26,599

Total Consumer Non-cyclical			175,561

Diversified — 0.1%
Holding Companies — Diversified — 0.1%
Stena International SA, (Luxembourg), 6.13%, 02/01/2025 (e)		550	543

Energy — 11.5%
Energy — Alternate Sources — 0.3%
Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 01/15/2026 (e)		1,450	1,541
TerraForm Power Operating LLC, 4.25%, 01/31/2023 (e)		1,550	1,602

			3,143

Oil & Gas — 6.1%
Antero Resources Corp.,
5.00%, 03/01/2025		1,900	1,805
5.13%, 12/01/2022		1,000	997
5.63%, 06/01/2023		525	515
8.38%, 07/15/2026 (e)		207	211
Apache Corp.,
4.38%, 10/15/2028		175	182
4.75%, 04/15/2043		653	677
4.88%, 11/15/2027		1,086	1,151
5.10%, 09/01/2040		482	514
5.25%, 02/01/2042		25	27
5.35%, 07/01/2049		25	26
Ascent Resources Utica Holdings LLC / ARU Finance Corp.,
7.00%, 11/01/2026 (e)		3,000	2,842

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oil & Gas — continued
8.25%, 12/31/2028 (e)		100	100
9.00%, 11/01/2027 (e)		210	233
BP Capital Markets plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.17%), 4.25%, 03/22/2027 (x) (aa)	GBP	100	147
Cenovus Energy, Inc., (Canada), 5.38%, 07/15/2025		692	780
Citgo Holding, Inc., 9.25%, 08/01/2024 (e)		1,470	1,352
CNX Resources Corp.,
6.00%, 01/15/2029 (e)		303	311
7.25%, 03/14/2027 (e)		2,547	2,725
Comstock Resources, Inc.,
7.50%, 05/15/2025 (e)		49	50
9.75%, 08/15/2026		999	1,077
Continental Resources, Inc.,
4.90%, 06/01/2044		50	49
5.75%, 01/15/2031 (e)		1,346	1,494
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/2025 (e)		2,074	2,118
Diamondback Energy, Inc., 3.50%, 12/01/2029		505	540
Double Eagle III Midco 1 LLC / Double Eagle Finance Corp., 7.75%, 12/15/2025 (e)		817	866
Endeavor Energy Resources LP / EER Finance, Inc.,
5.50%, 01/30/2026 (e)		2,087	2,141
5.75%, 01/30/2028 (e)		700	755
6.63%, 07/15/2025 (e)		25	27
EQT Corp.,
3.90%, 10/01/2027		2,031	2,018
5.00%, 01/15/2029		775	817
8.75%, 02/01/2030		25	30
Hilcorp Energy I LP / Hilcorp Finance Co.,
5.00%, 12/01/2024 (e)		1,325	1,319
5.75%, 10/01/2025 (e)		50	51
Indigo Natural Resources LLC, 6.88%, 02/15/2026 (e)		758	775
Jagged Peak Energy LLC, 5.88%, 05/01/2026		750	776
Matador Resources Co., 5.88%, 09/15/2026		739	724
MEG Energy Corp., (Canada),
6.50%, 01/15/2025 (e)		931	959
7.00%, 03/31/2024 (e)		542	547
7.13%, 02/01/2027 (e)		825	852
Nabors Industries Ltd., (Bermuda),
7.25%, 01/15/2026 (e)		700	491
7.50%, 01/15/2028 (e)		25	17
Occidental Petroleum Corp.,
2.70%, 08/15/2022		836	837
2.70%, 02/15/2023		1,616	1,614
2.90%, 08/15/2024		2,887	2,779
3.00%, 02/15/2027		250	223

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	173

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
3.40%, 04/15/2026		50	48
3.50%, 08/15/2029		112	103
4.20%, 03/15/2048		668	544
4.40%, 04/15/2046		600	523
4.63%, 06/15/2045		59	51
5.50%, 12/01/2025		636	663
5.55%, 03/15/2026		25	26
5.88%, 09/01/2025		50	53
6.13%, 01/01/2031		1,288	1,378
6.20%, 03/15/2040		2,495	2,470
6.45%, 09/15/2036		1,200	1,256
6.63%, 09/01/2030		100	109
6.95%, 07/01/2024		31	34
7.50%, 05/01/2031		1,300	1,465
8.50%, 07/15/2027		1,400	1,616
8.88%, 07/15/2030		100	117
Ovintiv, Inc.,
6.50%, 08/15/2034		325	376
6.50%, 02/01/2038		150	168
6.63%, 08/15/2037		75	84
Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/2028 (e)		670	704
PBF Holding Co. LLC / PBF Finance Corp., 9.25%, 05/15/2025 (e)		1,227	1,210
PDC Energy, Inc.,
5.75%, 05/15/2026		1,508	1,557
6.13%, 09/15/2024		25	26
Precision Drilling Corp., (Canada), 5.25%, 11/15/2024		600	519
QEP Resources, Inc.,
5.25%, 05/01/2023		828	871
5.38%, 10/01/2022		24	25
5.63%, 03/01/2026		775	850
Range Resources Corp.,
4.88%, 05/15/2025		1,775	1,677
9.25%, 02/01/2026		1,300	1,358
Repsol International Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 4.41%), 4.25%, 09/11/2028 (x) (aa)	EUR	100	135
SM Energy Co.,
5.63%, 06/01/2025		675	550
10.00%, 01/15/2025 (e)		939	1,010
Southwestern Energy Co., 6.45%, 01/23/2025		20	21
Sunoco LP / Sunoco Finance Corp.,
4.50%, 05/15/2029 (e)		191	199
5.50%, 02/15/2026		1,475	1,512
Viper Energy Partners LP, 5.38%, 11/01/2027 (e)		306	320
WPX Energy, Inc.,
4.50%, 01/15/2030		1,602	1,698
5.25%, 09/15/2024		400	436

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oil & Gas — continued
5.25%, 10/15/2027	1,374	1,456
5.88%, 06/15/2028	50	54

		65,813

Oil & Gas Services — 0.5%
Archrock Partners LP / Archrock Partners Finance Corp.,
6.25%, 04/01/2028 (e)	2,067	2,152
6.88%, 04/01/2027 (e)	225	242
USA Compression Partners LP / USA Compression Finance Corp.,
6.88%, 04/01/2026	125	130
6.88%, 09/01/2027	2,429	2,593

		5,117

Pipelines — 4.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.,
5.75%, 03/01/2027 (e)	200	196
5.75%, 01/15/2028 (e)	2,900	2,785
7.88%, 05/15/2026 (e)	1,250	1,291
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.63%, 12/15/2025 (e)	193	206
Buckeye Partners LP,
4.50%, 03/01/2028 (e)	352	362
5.60%, 10/15/2044	305	293
5.85%, 11/15/2043	17	17
Cheniere Energy Partners LP,
4.50%, 10/01/2029	2,655	2,809
5.25%, 10/01/2025	50	51
Cheniere Energy, Inc., 4.63%, 10/15/2028 (e)	3,709	3,894
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 03/15/2026 (e)	1,050	1,068
DCP Midstream Operating LP,
5.63%, 07/15/2027	1,598	1,774
6.75%, 09/15/2037 (e)	658	710
Energy Transfer Operating LP,
5.00%, 05/15/2050	1,066	1,154
6.00%, 06/15/2048	285	336
6.13%, 12/15/2045	220	260
6.50%, 02/01/2042	150	183
Series 20Y, 5.80%, 06/15/2038	100	115
EnLink Midstream LLC, 5.63%, 01/15/2028 (e)	185	189
EnLink Midstream Partners LP,
4.40%, 04/01/2024	368	363
5.05%, 04/01/2045	32	26
5.60%, 04/01/2044	324	260
EQM Midstream Partners LP,
5.50%, 07/15/2028	1,625	1,776
6.00%, 07/01/2025 (e)	1,000	1,095
6.50%, 07/01/2027 (e)	1,027	1,156
6.50%, 07/15/2048	600	624

SEE NOTES TO FINANCIAL STATEMENTS.

174	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pipelines — continued
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 01/15/2027	242	240
Global Partners LP / GLP Finance Corp., 7.00%, 08/01/2027	600	642
Hess Midstream Operations LP, 5.13%, 06/15/2028 (e)	825	862
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 02/01/2028 (e)	650	655
Kinder Morgan, Inc., 5.05%, 02/15/2046	150	183
MPLX LP,
4.70%, 04/15/2048	200	237
5.50%, 02/15/2049	446	588
New Fortress Energy, Inc., 6.75%, 09/15/2025 (e)	1,627	1,728
NGPL PipeCo LLC, 7.77%, 12/15/2037 (e)	303	410
NuStar Logistics LP,
5.63%, 04/28/2027	50	53
6.00%, 06/01/2026	1,061	1,147
6.38%, 10/01/2030	13	15
6.75%, 02/01/2021	800	802
Plains All American Pipeline LP / PAA Finance Corp.,
4.30%, 01/31/2043	175	172
6.65%, 01/15/2037	359	438
Rattler Midstream LP, 5.63%, 07/15/2025 (e)	368	389
Rockies Express Pipeline LLC,
3.60%, 05/15/2025 (e)	50	52
7.50%, 07/15/2038 (e)	1,000	1,100
Sabine Pass Liquefaction LLC, 4.50%, 05/15/2030 (e)	500	593
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 04/15/2025	25	16
Sunoco Logistics Partners Operations LP,
5.35%, 05/15/2045	150	165
5.40%, 10/01/2047	300	335
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.,
5.50%, 09/15/2024 (e)	250	254
5.50%, 01/15/2028 (e)	550	562
6.00%, 03/01/2027 (e)	1,438	1,490
6.00%, 12/31/2030 (e)	204	210
7.50%, 10/01/2025 (e)	28	30
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.88%, 02/01/2031 (e)	1,150	1,253
5.13%, 02/01/2025	50	51
5.50%, 03/01/2030	3,501	3,801
5.88%, 04/15/2026	2,250	2,386
6.50%, 07/15/2027	25	27
6.88%, 01/15/2029	38	43
Western Midstream Operating LP,
3.95%, 06/01/2025	204	208
4.10%, 02/01/2025	1,250	1,288

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pipelines — continued
5.05%, 02/01/2030		1,125	1,260
5.30%, 03/01/2048		75	74
5.45%, 04/01/2044		1,400	1,416
6.25%, 02/01/2050		1,390	1,529

			49,697

Total Energy			123,770

Financial — 7.8%
Banks — 0.5%
AIB Group plc, (Ireland), Reg. S, (EUR Swap Rate 5 Year + 6.63%), 6.25%, 06/23/2025 (x) (aa)	EUR	200	270
Bank of America Corp., Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 03/10/2026 (x) (aa)		732	855
Barclays plc, (United Kingdom), (UK Gilts 5 Year + 6.58%), 7.13%, 06/15/2025 (x) (aa)	GBP	200	304
Citigroup, Inc., Series W, (CMT Index 5 Year + 3.60%), 4.00%, 12/10/2025 (x) (aa)		175	180
Credit Suisse Group AG, (Switzerland), (CMT Index 5 Year + 3.55%), 4.50%, 09/03/2030 (e) (x) (aa)		220	221
Reg. S, (USD Semi-annual Swap Rate 5 Year + 3.46%), 6.25%, 12/18/2024 (x) (aa)		200	218
(CMT Index 5 Year + 4.82%), 6.38%, 08/21/2026 (e) (x) (aa)		1,053	1,173
Freedom Mortgage Corp., 7.63%, 05/01/2026 (e)		508	537
Intesa Sanpaolo SpA, (Italy), Reg. S, (EUR Swap Rate 5 Year + 7.19%), 7.75%, 01/11/2027 (x) (aa)	EUR	200	292
Morgan Stanley, Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.85%, 04/15/2021 (x) (aa)		614	610
National Westminster Bank plc, (United Kingdom), Series C, (ICE LIBOR USD 3 Month + 0.25%), 0.50%, 02/28/2021 (x) (aa)		200	184
Stichting AK Rabobank Certificaten, (Netherlands), Reg. S, 6.50% (x)	EUR	105	170

			5,014

Diversified Financial Services — 2.4%
Alliance Data Systems Corp., 4.75%, 12/15/2024 (e)		500	505
Ally Financial, Inc., 8.00%, 11/01/2031		775	1,138
Arrow Global Finance plc, (United Kingdom), Reg. S, 5.13%, 09/15/2024	GBP	100	136
Charles Schwab Corp. (The), Series H, (CMT Index 10 Year + 3.08%), 4.00%, 12/01/2030 (x) (aa)		973	1,024

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	175

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified Financial Services — continued
Garfunkelux Holdco 3 SA, (Luxembourg), Reg. S, 6.75%, 11/01/2025	EUR	100	125
Genworth Mortgage Holdings, Inc., 6.50%, 08/15/2025 (e)		802	868
Intrum AB, (Sweden), Reg. S, 4.88%, 08/15/2025	EUR	100	126
LHC3 plc, (Jersey), Reg. S, 4.13% (cash), 08/15/2024 (v)	EUR	100	124
LPL Holdings, Inc., 5.75%, 09/15/2025 (e)		585	605
Nationstar Mortgage Holdings, Inc.,
5.13%, 12/15/2030 (e)		160	167
5.50%, 08/15/2028 (e)		3,405	3,576
Navient Corp.,
6.13%, 03/25/2024		400	427
6.75%, 06/25/2025		426	463
6.75%, 06/15/2026		1,200	1,304
7.25%, 09/25/2023		50	55
NFP Corp., 6.88%, 08/15/2028 (e)		3,151	3,364
OneMain Finance Corp.,
4.00%, 09/15/2030		504	523
6.13%, 03/15/2024		1,000	1,092
6.63%, 01/15/2028		966	1,147
6.88%, 03/15/2025		1,000	1,161
7.13%, 03/15/2026		1,981	2,343
8.88%, 06/01/2025		150	170
PennyMac Financial Services, Inc., 5.38%, 10/15/2025 (e)		890	941
Quicken Loans LLC, 5.25%, 01/15/2028 (e)		1,525	1,628
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.88%, 03/01/2031 (e)		1,225	1,271
United Shore Financial Services LLC, 5.50%, 11/15/2025 (e)		1,300	1,372

			25,655

Insurance — 1.5%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer,
4.25%, 10/15/2027 (e)		1,458	1,491
6.75%, 10/15/2027 (e)		3,229	3,455
AmWINS Group, Inc., 7.75%, 07/01/2026 (e)		1,000	1,074
Ardonagh Midco 2 plc, (United Kingdom), 11.50%, 01/15/2027 (e)		500	534
AssuredPartners, Inc., 5.63%, 01/15/2029 (e)		380	396
GTCR AP Finance, Inc., 8.00%, 05/15/2027 (e)		1,988	2,159
HUB International Ltd., 7.00%, 05/01/2026 (e)		4,633	4,845
Legal & General Group plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 5.38%), 5.63%, 03/24/2031 (x) (aa)	GBP	200	303

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Liberty Mutual Group, Inc., Reg. S, (EUR Swap Rate 5 Year + 3.70%), 3.63%, 05/23/2059 (aa)	EUR	100	125
MGIC Investment Corp., 5.25%, 08/15/2028		300	321
USI, Inc., 6.88%, 05/01/2025 (e)		1,425	1,461

			16,164

Investment Companies — 0.2%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
5.25%, 05/15/2027		249	267
6.25%, 05/15/2026		837	886
Owl Rock Capital Corp.,
3.40%, 07/15/2026		207	210
4.25%, 01/15/2026		791	833

			2,196

Private Equity — 0.0% (g)
Owl Rock Technology Finance Corp., 3.75%, 06/17/2026 (e)		145	146

Real Estate — 0.5%
ADLER Group SA, (Luxembourg), Reg. S, 3.25%, 08/05/2025	EUR	100	127
Aroundtown SA, (Luxembourg), Reg. S, (EUR Swap Rate 5 Year + 3.98%), 3.38%, 09/23/2024 (x) (aa)	EUR	100	128
Consus Real Estate AG, (Germany), Reg. S, 9.63%, 05/15/2024	EUR	100	131
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028 (e)		491	541
Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/2025 (e)		1,075	1,138
Greystar Real Estate Partners LLC, 5.75%, 12/01/2025 (e)		50	51
Heimstaden Bostad AB, (Sweden), Reg. S, (EUR Swap Rate 5 Year + 3.91%), 3.38%, 01/15/2026 (x) (aa)	EUR	100	127
Howard Hughes Corp. (The), 5.38%, 08/01/2028 (e)		1,877	2,019
Hunt Cos., Inc., 6.25%, 02/15/2026 (e)		1,025	1,050

			5,312

REITS — 2.7%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 5.75%, 05/15/2026 (e)		16	16
Diversified Healthcare Trust, 9.75%, 06/15/2025		1,973	2,242
ESH Hospitality, Inc.,
4.63%, 10/01/2027 (e)		1,050	1,076
5.25%, 05/01/2025 (e)		825	846
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/2027 (e)		589	607

SEE NOTES TO FINANCIAL STATEMENTS.

176	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
REITS — continued
GLP Capital LP / GLP Financing II, Inc., 4.00%, 01/15/2031	77	84
Iron Mountain, Inc., 5.63%, 07/15/2032 (e)	1,242	1,369
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/2027 (e)	442	434
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.,
3.88%, 02/15/2029 (e)	1,452	1,485
4.50%, 09/01/2026	1,210	1,302
4.50%, 01/15/2028	211	224
4.63%, 06/15/2025 (e)	1,110	1,189
5.63%, 05/01/2024	1,391	1,511
MPT Operating Partnership LP / MPT Finance Corp.,
3.50%, 03/15/2031	1,085	1,120
4.63%, 08/01/2029	1,139	1,217
5.00%, 10/15/2027	513	546
5.25%, 08/01/2026	250	262
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer,
5.88%, 10/01/2028 (e)	53	57
7.50%, 06/01/2025 (e)	2,300	2,484
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/2027	753	779
Sabra Health Care LP, 5.13%, 08/15/2026	75	84
SBA Communications Corp.,
3.88%, 02/15/2027 (e)	1,447	1,520
4.88%, 09/01/2024	605	620
Service Properties Trust,
5.50%, 12/15/2027	150	164
7.50%, 09/15/2025	535	617
Starwood Property Trust, Inc., 5.50%, 11/01/2023 (e)	2	2
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 02/15/2025 (e)	247	265
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/2023	689	694
VICI Properties LP / VICI Note Co., Inc.,
3.75%, 02/15/2027 (e)	500	511
4.13%, 08/15/2030 (e)	1,500	1,584
4.25%, 12/01/2026 (e)	2,697	2,797
4.63%, 12/01/2029 (e)	1,200	1,284

		28,992

Total Financial		83,479

Industrial — 10.4%
Aerospace/Defense — 2.4%
Boeing Co. (The),
5.15%, 05/01/2030	1,315	1,592
5.81%, 05/01/2050	1,060	1,461
5.93%, 05/01/2060	4,303	6,104

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Aerospace/Defense — continued
F-Brasile SpA / F-Brasile US LLC, (Italy), Series XR, 7.38%, 08/15/2026 (e)		490	475
Rolls-Royce plc, (United Kingdom),
5.75%, 10/15/2027 (e)		712	789
Reg. S, 5.75%, 10/15/2027	GBP	100	151
Signature Aviation US Holdings, Inc., 4.00%, 03/01/2028 (e)		490	493
Spirit AeroSystems, Inc.,
5.50%, 01/15/2025 (e)		321	338
7.50%, 04/15/2025 (e)		550	590
SSL Robotics LLC, 9.75%, 12/31/2023 (e)		1,484	1,677
TransDigm UK Holdings plc, (United Kingdom), 6.88%, 05/15/2026		2,700	2,853
TransDigm, Inc.,
6.25%, 03/15/2026 (e)		5,456	5,811
6.38%, 06/15/2026		206	213
7.50%, 03/15/2027		50	53
8.00%, 12/15/2025 (e)		1,109	1,226
Triumph Group, Inc., 8.88%, 06/01/2024 (e)		1,060	1,163

			24,989

Building Materials — 1.7%
Cornerstone Building Brands, Inc.,
6.13%, 01/15/2029 (e)		1,289	1,369
8.00%, 04/15/2026 (e)		2,300	2,421
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (e)		608	632
Forterra Finance LLC / FRTA Finance Corp., 6.50%, 07/15/2025 (e)		729	784
Griffon Corp., 5.75%, 03/01/2028		1,000	1,057
JELD-WEN, Inc., 4.63%, 12/15/2025 (e)		1,000	1,021
Masonite International Corp., (Canada), 5.38%, 02/01/2028 (e)		854	917
SRM Escrow Issuer LLC, 6.00%, 11/01/2028 (e)		888	928
Standard Industries, Inc.,
3.38%, 01/15/2031 (e)		1,370	1,377
4.38%, 07/15/2030 (e)		2,640	2,824
4.75%, 01/15/2028 (e)		1,325	1,395
5.00%, 02/15/2027 (e)		100	104
Summit Materials LLC / Summit Materials Finance Corp.,
5.25%, 01/15/2029 (e)		648	681
6.50%, 03/15/2027 (e)		850	903
US Concrete, Inc., 5.13%, 03/01/2029 (e)		1,050	1,081

			17,494

Electrical Components & Equipments — 0.6%
Belden, Inc., Reg. S, 3.88%, 03/15/2028	EUR	100	127
Energizer Holdings, Inc., 4.75%, 06/15/2028 (e)		1,383	1,455
WESCO Distribution, Inc.,
7.13%, 06/15/2025 (e)		2,482	2,730
7.25%, 06/15/2028 (e)		2,257	2,567

			6,879

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	177

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electronics — 0.3%
Brightstar Escrow Corp., 9.75%, 10/15/2025 (e)		450	481
Itron, Inc., 5.00%, 01/15/2026 (e)		500	510
Sensata Technologies BV, (Netherlands), 5.63%, 11/01/2024 (e)		25	28
Sensata Technologies, Inc., 3.75%, 02/15/2031 (e)		652	676
TTM Technologies, Inc., 5.63%, 10/01/2025 (e)		1,000	1,024

			2,719

Engineering & Construction — 0.4%
Abertis Infraestructuras Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 3.69%), 3.25%, 11/24/2025 (x) (aa)	EUR	100	127
AECOM,
5.13%, 03/15/2027		1,150	1,280
5.88%, 10/15/2024		50	56
Brand Industrial Services, Inc., 8.50%, 07/15/2025 (e)		678	692
KBR, Inc., 4.75%, 09/30/2028 (e)		6	6
MasTec, Inc., 4.50%, 08/15/2028 (e)		342	359
TopBuild Corp., 5.63%, 05/01/2026 (e)		1,800	1,865

			4,385

Environmental Control — 0.4%
Clean Harbors, Inc., 5.13%, 07/15/2029 (e)		517	565
GFL Environmental, Inc., (Canada),
3.50%, 09/01/2028 (e)		343	349
4.00%, 08/01/2028 (e)		365	368
5.13%, 12/15/2026 (e)		1,074	1,142
8.50%, 05/01/2027 (e)		870	966
Stericycle, Inc., 3.88%, 01/15/2029 (e)		176	181
Tervita Corp., (Canada), 11.00%, 12/01/2025 (e)		132	142
Waste Pro USA, Inc., 5.50%, 02/15/2026 (e)		661	676

			4,389

Hand/Machine Tools — 0.0% (g)
Colfax Corp., 6.38%, 02/15/2026 (e)		438	468

Machinery — Construction & Mining — 0.0% (g)
BWX Technologies, Inc., 4.13%, 06/30/2028 (e)		460	479

Machinery — Diversified — 0.5%
ATS Automation Tooling Systems, Inc., (Canada),
4.13%, 12/15/2028 (e)		214	218
6.50%, 06/15/2023 (e)		305	310
GrafTech Finance, Inc., 4.63%, 12/15/2028 (e)		144	146

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Machinery — Diversified — continued
Husky III Holding Ltd., (Canada), 13.00% (cash), 02/15/2025 (e) (v)		69	75
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024 (e)		1,281	1,334
Titan Acquisition Ltd. / Titan Co-Borrower LLC, (Multinational), 7.75%, 04/15/2026 (e)		715	744
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028 (e)		1,199	1,307
Vertical Midco GmbH, (Germany), Reg. S, 4.38%, 07/15/2027	EUR	100	128
Vertical US Newco, Inc., 5.25%, 07/15/2027 (e)		1,133	1,201

			5,463

Miscellaneous Manufacturers — 1.3%
Amsted Industries, Inc.,
4.63%, 05/15/2030 (e)		1,367	1,432
5.63%, 07/01/2027 (e)		196	208
Bombardier, Inc., (Canada),
7.50%, 12/01/2024 (e)		1,500	1,439
7.50%, 03/15/2025 (e)		1,000	927
7.88%, 04/15/2027 (e)		3,369	3,098
8.75%, 12/01/2021 (e)		3,060	3,182
Gates Global LLC / Gates Corp., 6.25%, 01/15/2026 (e)		2,094	2,199
General Electric Co., 4.35%, 05/01/2050		267	325
Koppers, Inc., 6.00%, 02/15/2025 (e)		1,400	1,442

			14,252

Packaging & Containers — 2.6%
ARD Finance SA, (Luxembourg), 6.50% (cash), 06/30/2027 (e) (v)		2,660	2,839
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Multinational),
4.13%, 08/15/2026 (e)		727	760
5.25%, 08/15/2027 (e)		2,022	2,123
6.00%, 02/15/2025 (e)		1,750	1,813
Ball Corp., 2.88%, 08/15/2030		925	923
Berry Global, Inc.,
4.88%, 07/15/2026 (e)		75	81
5.13%, 07/15/2023		1,600	1,620
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 01/15/2023		625	659
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 09/30/2026		410	452
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 02/01/2026		350	363
Flex Acquisition Co., Inc., 7.88%, 07/15/2026 (e)		2,500	2,625
Graphic Packaging International LLC, 3.50%, 03/01/2029 (e)		25	26
Intelligent Packaging Holdco Issuer LP, (Canada), 9.00% (cash), 01/15/2026 (e) (v)		175	173

SEE NOTES TO FINANCIAL STATEMENTS.

178	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Packaging & Containers — continued
Intelligent Packaging Ltd Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, (Canada), 6.00%, 09/15/2028 (e)		308	316
LABL Escrow Issuer LLC,
6.75%, 07/15/2026 (e)		514	556
10.50%, 07/15/2027 (e)		22	25
Mauser Packaging Solutions Holding Co.,
5.50%, 04/15/2024 (e)		1,313	1,339
7.25%, 04/15/2025 (e)		1,200	1,212
OI European Group BV, (Netherlands), Reg. S, 2.88%, 02/15/2025	EUR	100	124
Owens-Brockway Glass Container, Inc.,
5.38%, 01/15/2025 (e)		50	54
6.63%, 05/13/2027 (e)		2,500	2,706
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 4.00%, 10/15/2027 (e)		875	897
Sealed Air Corp., 5.25%, 04/01/2023 (e)		750	797
Trident TPI Holdings, Inc.,
6.63%, 11/01/2025 (e)		25	25
9.25%, 08/01/2024 (e)		1,025	1,092
Trivium Packaging Finance BV, (Netherlands),
5.50%, 08/15/2026 (e)		1,083	1,145
8.50%, 08/15/2027 (e)		2,966	3,248

			27,993

Transportation — 0.2%
CMA CGM SA, (France), Reg. S, 7.50%, 01/15/2026	EUR	100	131
Getlink SE, (France), Reg. S, 3.50%, 10/30/2025	EUR	100	126
Watco Cos. LLC / Watco Finance Corp., 6.50%, 06/15/2027 (e)		25	27
XPO Logistics, Inc.,
6.13%, 09/01/2023 (e)		150	152
6.25%, 05/01/2025 (e)		1,900	2,045
6.75%, 08/15/2024 (e)		75	80

			2,561

Trucking & Leasing — 0.0% (g)
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/2025 (e)		81	85

Total Industrial			112,156

Technology — 4.9%
Computers — 1.8%
Austin BidCo, Inc., 7.13%, 12/15/2028 (e)		83	87
Banff Merger Sub, Inc., 9.75%, 09/01/2026 (e)		4,648	5,020
Booz Allen Hamilton, Inc., 3.88%, 09/01/2028 (e)		1,054	1,086
Centurion Bidco SpA, (Italy), Reg. S, 5.88%, 09/30/2026	EUR	100	126

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Computers — continued
Dell International LLC / EMC Corp.,
5.88%, 06/15/2021 (e)		430	431
7.13%, 06/15/2024 (e)		2,000	2,074
Diebold Nixdorf, Inc., 9.38%, 07/15/2025 (e)		75	84
Everi Payments, Inc., 7.50%, 12/15/2025 (e)		25	26
NCR Corp.,
5.25%, 10/01/2030 (e)		2,200	2,359
6.13%, 09/01/2029 (e)		650	720
Presidio Holdings, Inc., 4.88%, 02/01/2027 (e)		393	417
Science Applications International Corp., 4.88%, 04/01/2028 (e)		338	358
Seagate HDD Cayman, (Cayman Islands),
3.13%, 07/15/2029 (e)		450	450
3.38%, 07/15/2031 (e)		375	377
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 06/01/2025 (e)		5,201	5,375

			18,990

Office/Business & Equipments — 0.2%
CDW LLC / CDW Finance Corp.,
3.25%, 02/15/2029		1,831	1,867
4.13%, 05/01/2025		23	24

			1,891

Semiconductors — 0.8%
Entegris, Inc., 4.38%, 04/15/2028 (e)		378	403
Infineon Technologies AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 4.00%), 3.63%, 01/01/2028 (x) (aa)	EUR	100	131
Microchip Technology, Inc., 4.25%, 09/01/2025 (e)		3,027	3,202
ON Semiconductor Corp., 3.88%, 09/01/2028 (e)		789	817
Qorvo, Inc., 3.38%, 04/01/2031 (e)		1,357	1,401
Sensata Technologies UK Financing Co. plc, (United Kingdom), 6.25%, 02/15/2026 (e)		2,810	2,921

			8,875

Software — 2.1%
Black Knight InfoServ LLC, 3.63%, 09/01/2028 (e)		2,756	2,822
Boxer Parent Co., Inc.,
Reg. S, 6.50%, 10/02/2025	EUR	100	129
7.13%, 10/02/2025 (e)		1,364	1,480
9.13%, 03/01/2026 (e)		265	285
BY Crown Parent LLC / BY Bond Finance, Inc., 4.25%, 01/31/2026 (e)		2,708	2,776
Camelot Finance SA, (Luxembourg), 4.50%, 11/01/2026 (e)		577	602
CDK Global, Inc., 5.25%, 05/15/2029 (e)		504	558

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	179

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Software — continued
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2025 (e)		1,262	1,287
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026 (e)		1,392	1,497
10.25%, 02/15/2027 (e)		535	603
MSCI, Inc.,
3.63%, 09/01/2030 (e)		725	758
3.88%, 02/15/2031 (e)		722	763
Open Text Corp., (Canada), 3.88%, 02/15/2028 (e)		650	676
Open Text Holdings, Inc., 4.13%, 02/15/2030 (e)		689	733
PTC, Inc.,
3.63%, 02/15/2025 (e)		350	360
4.00%, 02/15/2028 (e)		400	419
Rackspace Technology Global, Inc., 5.38%, 12/01/2028 (e)		1,061	1,112
Solera LLC / Solera Finance, Inc., 10.50%, 03/01/2024 (e)		71	74
SS&C Technologies, Inc., 5.50%, 09/30/2027 (e)		2,999	3,203
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 09/01/2025 (e)		2,827	2,901

			23,038

Total Technology			52,794

Utilities — 2.8%
Electric — 2.5%
Calpine Corp.,
3.75%, 03/01/2031 (e)		1,846	1,828
4.50%, 02/15/2028 (e)		2,111	2,196
4.63%, 02/01/2029 (e)		3,534	3,634
5.00%, 02/01/2031 (e)		2,138	2,234
5.13%, 03/15/2028 (e)		675	710
Clearway Energy Operating LLC, 4.75%, 03/15/2028 (e)		254	273
Electricite de France SA, (France), Reg. S, (EUR Swap Rate 5 Year + 4.00%), 3.38%, 06/15/2030 (x) (aa)	EUR	200	266
FirstEnergy Corp.,
2.65%, 03/01/2030		29	29
Series B, 2.25%, 09/01/2030		24	23
Series B, 3.90%, 07/15/2027		108	119
Series C, 3.40%, 03/01/2050		216	207
Series C, 4.85%, 07/15/2047		686	854
FirstEnergy Transmission LLC, 5.45%, 07/15/2044 (e)		340	432
NRG Energy, Inc.,
3.38%, 02/15/2029 (e)		450	461
3.63%, 02/15/2031 (e)		875	900
4.45%, 06/15/2029 (e)		493	572
5.25%, 06/15/2029 (e)		975	1,072

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
6.63%, 01/15/2027		2,100	2,218
7.25%, 05/15/2026		75	79
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.50%, 08/15/2028 (e)		769	811
PG&E Corp.,
5.00%, 07/01/2028		2,000	2,130
5.25%, 07/01/2030		674	741
Pike Corp., 5.50%, 09/01/2028 (e)		5	5
Vistra Operations Co. LLC,
5.00%, 07/31/2027 (e)		1,000	1,060
5.50%, 09/01/2026 (e)		2,350	2,449
5.63%, 02/15/2027 (e)		1,588	1,689

			26,992

Gas — 0.3%
AmeriGas Partners LP / AmeriGas Finance Corp.,
5.63%, 05/20/2024		2,000	2,155
5.75%, 05/20/2027		100	114
5.88%, 08/20/2026		1,270	1,428

			3,697

Water — 0.0% (g)
Thames Water Kemble Finance plc, (United Kingdom), Reg. S, 4.63%, 05/19/2026	GBP	100	138

Total Utilities			30,827

Total Corporate Bonds (Cost $965,582)			979,907

Loan Assignments — 4.2% (o)
Basic Materials — 0.4%
Chemicals — 0.4%
Alpha 3 BV, Initial Term B-1 Loan, (Netherlands), (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 01/31/2024 (aa)		1,302	1,296
Ascend Performance Materials Operations LLC, Initial Term Loan, (ICE LIBOR USD 3 Month + 5.25%), 5.25%, 08/27/2026 (u) (aa)		445	446
Diamond, Initial USD Term Loan, (Netherlands), (ICE LIBOR USD 3 Month + 3.00%), 3.21%, 09/06/2024 (aa)		677	666
Illuminate Buyer LLC, Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 06/30/2027 (u) (aa)		450	450
Solenis Holdings LLC, Initial Dollar Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.00%), 4.23%, 06/26/2025 (aa)		1,239	1,237
Solenis Holdings LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 8.50%), 8.73%, 06/26/2026 (u) (aa)		500	497

Total Basic Materials			4,592

SEE NOTES TO FINANCIAL STATEMENTS.

180	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Communications — 1.3%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc., Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 08/21/2026 (u) (aa)	954	916

Internet — 0.1%
Barracuda Networks, Inc., Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 6.75%), 7.50%, 10/30/2028 (aa)	83	84
CNT Holdings I Corp., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/08/2027 (aa)	449	448
Northwest Fiber LLC, Term B Loan (First Lien), (ICE LIBOR USD 3 Month + 5.50%), 5.50%, 04/30/2027 (u) (aa)	321	322

		854

Media — 0.2%
iHeartCommunications, Inc., Second Amendment Incremental Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 05/01/2026 (u) (aa)	997	997
Ion Media Networks, Inc., Term B-4 Loan, (ICE LIBOR USD 3 Month + 3.00%), 3.19%, 12/18/2024 (aa)	748	747

		1,744

Telecommunications — 0.9%
Delta Topco, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 12/01/2027 (aa)	601	600
Digicel International Finance Limited, Initial Term B Loan (First Lien), (Saint Lucia), (ICE LIBOR USD 3 Month + 3.25%), 3.51%, 05/27/2024 (aa)	412	376
Intelsat Jackson Holdings S.A., Tranche B-5 Term Loan, (Luxembourg), 0.00%, 01/02/2024 (u)	2,006	2,037
Intrado Corp., Initial Term B Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 10/10/2024 (u) (aa)	3,989	3,856
Xplornet Communications Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 4.90%, 06/10/2027 (aa)	2,155	2,155
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 03/09/2027 (aa)	1,055	1,047

		10,071

Total Communications		13,585

Consumer Cyclical — 0.4%
Airlines — 0.1%
SkyMiles IP Ltd., Initial Term Loan, (Cayman Islands), (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 10/20/2027 (u) (aa)	490	507

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Lodging — 0.1%
Caesars Resort Collection LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.50%), 4.65%, 07/21/2025 (aa)	13	13
Golden Nugget, Inc., Initial B Term Loan, (ICE LIBOR USD 2 Month + 2.50%), 3.36%, 10/04/2023 (aa)	915	882

		895

Retail — 0.2%
IRB Holding Corp., Fourth Amendment Incremental Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 3.25%, 12/15/2027 (u) (aa)	419	419
LBM Acquisition LLC, Initial Delayed Draw Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 12/17/2027 (u) (aa)	10	10
LBM Acquisition LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 12/17/2027 (u) (aa)	45	45
PetSmart, Inc., Amended Loan, (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 03/11/2022 (u) (aa)	724	722
SRS Distribution Inc., First Amendment Incremental Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 05/23/2025 (u) (aa)	259	258
SRS Distribution Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 05/23/2025 (u) (aa)	457	449
White Cap Buyer LLC, Initial Closing Date Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/2027 (u) (aa)	747	746

		2,649

Total Consumer Cyclical		4,051

Consumer Non-cyclical — 0.3%
Commercial Services — 0.1%
Parexel International Corp., Initial Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 09/27/2024 (u) (aa)	379	372
Refinitiv US Holdings Inc., Initial Dollar Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 3.25%, 10/01/2025 (u) (aa)	293	293
Sabre GLBL Inc., 2020 Other Term B Loan, (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 12/17/2027 (u) (aa)	100	100
Sotheby’s, Initial Term Loan, (ICE LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/2027 (aa)	193	193

		958

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	181

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Healthcare — Products — 0.1%
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 3.25%, 06/30/2025 (u) (aa)	197	194
Sotera Health Holdings LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.50%), 5.50%, 12/11/2026 (aa)	430	432

		626

Healthcare — Services — 0.1%
Envision Healthcare Corp., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 10/10/2025 (aa)	657	546
Jaguar Holding Co. I LLC, 2018 Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 08/18/2022 (aa)	291	291
WCG Purchaser Corp., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 01/08/2027 (u) (aa)	293	293

		1,130

Total Consumer Non-cyclical		2,714

Energy — 0.0% (g)
Oil & Gas — 0.0% (g)
Ascent Resources Utica Holdings Llc / Aru Finance Corp., Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 9.00%), 10.00%, 11/01/2025 (u) (aa)	429	465

Financial — 0.1%
Insurance — 0.1%
Asurion LLC, Second Lien Replacement B-2 Term Loan, (ICE LIBOR USD 3 Month + 6.50%), 6.50%, 08/04/2025 (u) (aa)	444	447
Sedgwick Claims Management Services, Inc., 2020 Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 09/03/2026 (u) (aa)	593	596

Total Financial		1,043

Industrial — 0.4%
Aerospace/Defense — 0.1%
Sequa Mezzanine Holdings L.L.C., Extended Term Loan (First Lien), (ICE LIBOR USD 3 Month + 6.75%), 6.75%, 11/28/2023 (u) (aa)	291	293
Spirit Aerosystems, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 5.25%), 6.00%, 01/15/2025 (aa)	312	314

		607

Building Materials — 0.0% (g)
CP Atlas Buyer, Inc., Initial Tranche B-1 Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 5.25%, 11/23/2027 (aa)	80	80

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Building Materials — continued
CP Atlas Buyer, Inc., Initial Tranche B-2 Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 5.25%, 11/23/2027 (aa)	27	27

		107

Engineering & Construction — 0.1%
Brand Energy & Infrastructure Services, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 06/21/2024 (aa)	1,607	1,564

Machinery — Construction & Mining — 0.0% (g)
Vertiv Group Corp., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 03/02/2027 (aa)	451	447

Machinery — Diversified — 0.1%
Titan Acquisition Limited, Initial Term Loan, (Canada), (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 03/28/2025 (u) (aa)	918	893

Packaging & Containers — 0.0% (g)
BWay Holding Co., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 3.25%, 04/03/2024 (u) (aa)	388	374

Shipbuilding — 0.1%
MHI Holdings LLC, Initial Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 5.15%, 09/21/2026 (aa)	544	541

Total Industrial		4,533

Technology — 1.2%
Computers — 0.2%
McAfee LLC, Term B USD Loan, (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 09/30/2024 (aa)	1,798	1,796

Software — 1.0%
Boxer Parent Co. Inc., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 10/02/2025 (aa)	455	452
Camelot U.S. Acquisition 1 Co., Amendment No. 2 Incremental Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 3.00%, 10/30/2026 (u) (aa)	1,899	1,897
Castle US Holding Corp., Initial Dollar Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 4.00%, 01/29/2027 (aa)	306	300
Dun & Bradstreet Corp., The, Initial Term Borrowing, (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 02/06/2026 (aa)	515	515
Epicor Software Corp., Term B Loan (2020), (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 07/30/2027 (u) (aa)	423	425
Greeneden U.S. Holdings I LLC, Initial Dollar Term Loan (2020), (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/01/2027 (u) (aa)	373	373

SEE NOTES TO FINANCIAL STATEMENTS.

182	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Software — continued
Informatica LLC, Initial Loan (Second Lien), 0.00%, 02/25/2025 (u)	558	567
Misys Limited, Dollar Term Loan (Second Lien), (United Kingdom), (ICE LIBOR USD 3 Month + 7.25%), 8.25%, 06/13/2025 (aa)	1,000	1,000
Planview Parent, Inc., Closing Date Loan (Second Lien), (ICE LIBOR USD 3 Month + 7.25%), 7.25%, 12/18/2028 (u) (aa)	180	178
Rackspace Technology Global, Inc., Term B Loan (First Lien), (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 11/03/2023 (u) (aa)	1,870	1,866
Solera LLC, Dollar Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 03/03/2023 (aa)	296	294
Sophia, L.P., Closing Date Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/07/2027 (aa)	1,297	1,298
TIBCO Software Inc., Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 7.25%), 7.25%, 03/03/2028 (u) (aa)	455	459
Ultimate Software Group, Inc., The, 2020 Incremental Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 05/04/2026 (u) (aa)	445	447
Veritas US Inc., Initial Dollar Term B-2020 Loan, (ICE LIBOR USD 3 Month + 5.50%), 5.50%, 09/01/2025 (u) (aa)	1,139	1,135

		11,206

Total Technology		13,002

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)			VALUE($)

Utilities — 0.1%
Electric — 0.1%
Heritage Power LLC, Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 07/30/2026 (u) (aa)		1,496		1,406

Total Loan Assignments (Cost $45,151)				45,391

Short-Term Investments — 5.4%
Time Deposits — 5.4%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/04/2021		21,033		21,033
BNP Paribas SA, 0.01%, 01/04/2021		36,683		36,683
Brown Brothers Harriman, 0.01%, 01/04/2021	GBP	—	(h)	—	(h)
Citibank NA,
(0.72%), 01/04/2021	EUR	116		142
0.01%, 01/04/2021		164		164
Total Short-Term Investments (Cost $58,022)				58,022

Total Investments — 101.1% (Cost $1,073,693)				1,088,298

Liabilities in Excess of Other Assets — (1.1)%				(11,773)

NET ASSETS — 100.0%				$1,076,525

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro Schatz	2	03/2021	EUR	274	(—	)(h)
U.S. Treasury Long Bond	26	03/2021	USD	4,544	(41)
U.S. Treasury 2 Year Note	43	03/2021	USD	9,493	9
U.S. Treasury 5 Year Note	34	03/2021	USD	4,285	5

					(27)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	183

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of December 31, 2020: (continued)
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Short Contracts
Euro BOBL	(1)	03/2021	EUR	(165)	—	(h)
U.S. Treasury Long Bond	(13)	03/2021	USD	(2,251)	(—	)(h)
U.S. Treasury 10 Year Note	(54)	03/2021	USD	(7,446)	(10)
U.S. Treasury Ultra Bond	(40)	03/2021	USD	(8,623)	81

					71

Total unrealized appreciation (depreciation)					44

Forward foreign currency exchange contracts outstanding as of December 31, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	8,965	EUR	7,357	BNP Paribas	03/17/2021	(38)
USD	1,990	GBP	1,479	Bank of America, NA	03/17/2021	(33)

Net unrealized appreciation (depreciation)						(71)

Centrally Cleared Credit default swap contracts outstanding — sell protection (1) as of December 31, 2020:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.HY.35-V1	5.00	Quarterly	12/20/2025	2.93	USD	12,000	918	221	1,139

							918	221	1,139

(1)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

184	SIX CIRCLES TRUST	DECEMBER 31, 2020

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CDX	— Credit Default Swap Index
CMT	— Constant Maturity Treasury
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500 shares or principal/ $500.
(o)	— Loan assignments are presented by obligor. Each Series or loan tranche underlying each obligor may have varying terms.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

(u)	— All or a portion of the security is unsettled as of December 31, 2020. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	185

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

Six Circles Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$499,876
Repurchase agreements, at value	15,600
Foreign currency, at value	3
Deposits at broker for futures contracts	248
Deposits at broker for centrally cleared swaps	283
Prepaid expenses	5
Receivables:
Fund shares sold	254
Interest and dividends from non-affiliates	2,027
Variation margin on futures contracts	117
Variation margin on centrally cleared swaps — (net upfront receipts of $326)	5
Unrealized appreciation on forward foreign currency exchange contracts	33

Total Assets	518,451

LIABILITIES:
Payables:
Due to custodian — cash	2
Investment securities purchased	271
Fund shares redeemed	106
Unrealized depreciation on forward foreign currency exchange contracts	1,404
Accrued liabilities:
Investment advisory fees	50
Administration fees	12
Custodian and accounting fees	24
Trustees’ fees	5
Other	49

Total Liabilities	1,923

Net Assets	$516,528

NET ASSETS:
Paid-in capital	$518,695
Total distributable earnings (loss)	(2,167)

Total Net Assets	$516,528

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	51,481
Net Asset Value, offering and redemption price per share (a):	$10.03
Cost of investments in non-affiliates	$496,227
Cost of repurchase agreements	15,600
Cost of foreign currency	3

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

186	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$565,775
Repurchase agreements, at value	3,800
Foreign currency, at value	10
Deposits at broker for futures contracts	311
Deposits at broker for centrally cleared swaps	327
Prepaid expenses	6
Receivables:
Investment securities sold	1,024
Fund shares sold	385
Interest and dividends from non-affiliates	4,751
Variation margin on futures contracts	54
Variation margin on centrally cleared swaps — (net upfront receipts of $379)	28
Unrealized appreciation on forward foreign currency exchange contracts	19

Total Assets	576,490

LIABILITIES:
Payables:
Due to custodian — cash	166
Investment securities purchased	4,339
Fund shares redeemed	2,543
Unrealized depreciation on forward foreign currency exchange contracts	480
Accrued liabilities:
Investment advisory fees	49
Administration fees	14
Custodian and accounting fees	20
Trustees’ fees	3
Registration and filing fees	5
Other	45

Total Liabilities	7,664

Net Assets	$568,826

NET ASSETS:
Paid-in capital	$570,315
Total distributable earnings (loss)	(1,489)

Total Net Assets	$568,826

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	56,794
Net Asset Value, offering and redemption price per share (a):	$10.02
Cost of investments in non-affiliates	$562,023
Cost of repurchase agreements	3,800
Cost of foreign currency	10

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	187

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

Six Circles U.S. Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,046,104
Deposits at broker for futures contracts	5,449
Prepaid expenses	70
Receivables:
Investment securities sold	97,087
Fund shares sold	5,319
Interest and dividends from non-affiliates	10,750
Tax reclaims	109
Variation margin on futures contracts	354

Total Assets	13,165,242

LIABILITIES:
Payables:
Due to custodian — cash	34
Investment securities purchased	95,687
Fund shares redeemed	4,223
Accrued liabilities:
Investment advisory fees	441
Administration fees	64
Custodian and accounting fees	60
Trustees’ fees	35
Registration and filing fees	70
Other	210

Total Liabilities	100,824

Net Assets	$13,064,418

NET ASSETS:
Paid-in capital	$9,703,539
Total distributable earnings (loss)	3,360,879

Total Net Assets	$13,064,418

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	971,839
Net Asset Value, offering and redemption price per share (a):	$13.44
Cost of investments in non-affiliates	$9,866,340

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

188	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles International Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$8,616,564
Foreign currency, at value	2,861
Deposits at broker for futures contracts	17,742
Prepaid expenses	42
Receivables:
Investment securities sold	141
Fund shares sold	4,531
Interest and dividends from non-affiliates	8,726
Tax reclaims	14,750

Total Assets	8,665,357

LIABILITIES:
Payables:
Due to custodian — cash	12
Investment securities purchased	39,886
Fund shares redeemed	2,234
Variation margin on futures contracts	638
Accrued liabilities:
Investment advisory fees	330
Administration fees	64
Custodian and accounting fees	175
Trustees’ fees	18
Registration and filing fees	234
Other	128

Total Liabilities	43,719

Net Assets	$8,621,638

NET ASSETS:
Paid-in capital	$8,135,053
Total distributable earnings (loss)	486,585

Total Net Assets	$8,621,638

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	863,605
Net Asset Value, offering and redemption price per share (a):	$9.98
Cost of investments in non-affiliates	$7,394,879
Cost of foreign currency	2,861

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	189

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	Six Circles Global Bond Fund
ASSETS:
Investments in non-affiliates, at value	$7,475,336
Repurchase agreements, at value	80,800
Cash	3
Foreign currency, at value	4,591
Deposits at broker for futures contracts	1,184
Deposits at broker for centrally cleared swaps	2,979
Deposits at broker for OTC contracts	10
Deferred offering costs	55
Prepaid expenses	—	(a)
Receivables:
Investment securities sold	39,067
Investment securities sold — delayed delivery securities	1,073,222
Fund shares sold	4,875
Interest and dividends from non-affiliates	37,109
Variation margin on centrally cleared swaps (net upfront payments of $1,956)	331
Unrealized appreciation on forward foreign currency exchange contracts	6,785
Outstanding OTC swap contracts, at value (net upfront receipts of $–(a))	—	(a)

Total Assets	8,726,347

LIABILITIES:
Securities sold short, at value	264,703
Payables:
Reverse repurchase agreement	40,307
Deposits from broker for OTC contracts	110
Deposits from broker for delayed delivery securities	2,164
Interest expense	52
Investment securities purchased	52,542
Investment securities purchased — delayed delivery securities	1,675,321
Fund shares redeemed	1,675
Variation margin on futures contracts	12
Unrealized depreciation on forward foreign currency exchange contracts	68,128
Accrued liabilities:
Investment advisory fees	334
Administration fees	64
Custodian and accounting fees	330
Trustees’ fees	8
Registration and filing fees	779
Other	110

Total Liabilities	2,106,639

Net Assets	$6,619,708

NET ASSETS:
Paid-in capital	$6,610,463
Total distributable earnings (loss)	9,245

Total Net Assets	$6,619,708

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	648,731
Net Asset Value, offering and redemption price per share (b):	$10.20
Cost of investments in non-affiliates	$7,345,962
Cost of repurchase agreements	80,800
Cost of foreign currency	4,591
Proceeds from securities sold short	(263,119)

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

190	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Bond Fund
ASSETS:
Investments in non-affiliates, at value	$5,102,398
Cash	2
Deposits at broker for futures contracts	418
Deferred offering costs	47
Receivables:
Investment securities sold	1
Fund shares sold	11,172
Interest and dividends from non-affiliates	41,657
Variation margin on futures contracts	32

Total Assets	5,155,727

LIABILITIES:
Payables:
Investment securities purchased	123,513
Fund shares redeemed	1,434
Accrued liabilities:
Investment advisory fees	409
Administration fees	50
Custodian and accounting fees	70
Trustees’ fees	3
Registration and filing fees	519
Other	79

Total Liabilities	126,077

Net Assets	$5,029,650

NET ASSETS:
Paid-in capital	$4,979,819
Total distributable earnings (loss)	49,831

Total Net Assets	$5,029,650

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	481,466
Net Asset Value, offering and redemption price per share (a):	$10.45
Cost of investments in non-affiliates	$5,052,656

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	191

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	Six Circles Credit Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,088,298
Cash	—	(a)
Foreign currency, at value	17
Deposits at broker for futures contracts	673
Deposits at broker for centrally cleared swaps	1,260
Deferred offering costs	85
Receivables:
Investment securities sold	308
Fund shares sold	1,804
Interest and dividends from non-affiliates	15,127
Variation margin on centrally cleared swaps — (net upfront payments of $918)	20

Total Assets	1,107,592

LIABILITIES:
Payables:
Investment securities purchased	30,230
Fund shares redeemed	251
Variation margin on futures contracts	46
Unrealized depreciation on forward foreign currency exchange contracts	71
Accrued liabilities:
Investment advisory fees	203
Administration fees	18
Custodian and accounting fees	50
Trustees’ fees	1
Registration and filing fees	130
Other	67

Total Liabilities	31,067

Net Assets	$1,076,525

NET ASSETS:
Paid-in capital	$1,061,688
Total distributable earnings (loss)	14,837

Total Net Assets	$1,076,525

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	104,618
Net Asset Value, offering and redemption price per share (b):	$10.29
Cost of investments in non-affiliates	$1,073,693
Cost of foreign currency	17

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

192	SIX CIRCLES TRUST	DECEMBER 31, 2020

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$13,417

Total investment income	13,417

EXPENSES:
Investment advisory fees	2,049
Administration fees	78
Custodian and accounting fees	165
Professional fees	98
Trustees’ fees	41
Printing and mailing costs	18
Registration and filing fees	39
Transfer agency fees	38
Interest expense	3
Other	10

Total expenses	2,539

Less advisory fees waived	(1,179)

Net expenses	1,360

Net investment income (loss)	12,057

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	2,523
Futures contracts	517
Securities sold short	1
Foreign currency transactions	(277)
Forward foreign currency exchange contracts	692
Swaps	(1,293)

Net realized gain (loss)	2,163

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(770)
Futures contracts	305
Foreign currency translations	112
Forward foreign currency exchange contracts	(759)
Swaps	494

Change in net unrealized appreciation (depreciation)	(618)

Net realized/unrealized gains (losses)	1,545

Change in net assets resulting from operations	$13,602

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	193

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles Tax Aware Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,816

Total investment income	12,816

EXPENSES:
Investment advisory fees	2,359
Administration fees	91
Custodian and accounting fees	143
Professional fees	86
Trustees’ fees	44
Printing and mailing costs	20
Registration and filing fees	34
Transfer agency fees	38
Interest expense	2
Other	8

Total expenses	2,825

Less advisory fees waived	(1,500)

Net expenses	1,325

Net investment income (loss)	11,491

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	1,888
Futures contracts	483
Securities sold short	1
Foreign currency transactions	143
Forward foreign currency exchange contracts	1,395
Swaps	(1,008)

Net realized gain (loss)	2,902

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,360)
Futures contracts	240
Foreign currency translations	(17)
Forward foreign currency exchange contracts	62
Swaps	359

Change in net unrealized appreciation (depreciation)	(716)

Net realized/unrealized gains (losses)	2,186

Change in net assets resulting from operations	$13,677

SEE NOTES TO FINANCIAL STATEMENTS.

194	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles U.S. Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$58
Dividend income from non-affiliates	205,486
Foreign taxes withheld	(55)

Total investment income	205,489

EXPENSES:
Investment advisory fees	28,985
Administration fees	387
Custodian and accounting fees	319
Professional fees	284
Trustees’ fees	554
Printing and mailing costs	359
Registration and filing fees	149
Transfer agency fees	38
Interest expense	126
Other	76

Total expenses	31,277

Less advisory fees waived	(24,351)

Net expenses	6,926

Net investment income (loss)	198,563

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	874,102
Futures contracts	9,035

Net realized gain (loss)	883,137

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,834,848
Futures contracts	997

Change in net unrealized appreciation (depreciation)	1,835,845

Net realized/unrealized gains (losses)	2,718,982

Change in net assets resulting from operations	$2,917,545

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	195

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles International Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	157,165
Non-cash dividend income from non-affiliates	23,559
Foreign taxes withheld	(18,514)

Total investment income	162,211

EXPENSES:
Investment advisory fees	15,454
Administration fees	402
Custodian and accounting fees	1,194
Professional fees	265
Trustees’ fees	299
Printing and mailing costs	202
Registration and filing fees	287
Transfer agency fees	38
Interest expense	585
Other	42

Total expenses	18,768

Less advisory fees waived	(12,407)

Net expenses	6,361

Net investment income (loss)	155,850

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(734,511)
Futures contracts	(15,710)
Foreign currency transactions	9,029
Forward foreign currency exchange contracts	(2,602)

Net realized gain (loss)	(743,794)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,006,379
Futures contracts	871
Foreign currency translations	1,798

Change in net unrealized appreciation (depreciation)	1,009,048

Net realized/unrealized gains (losses)	265,254

Change in net assets resulting from operations	$421,104

SEE NOTES TO FINANCIAL STATEMENTS.

196	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Global Bond Fund*
INVESTMENT INCOME:
Interest income from non-affiliates	$15,920
Foreign taxes withheld	(339)

Total investment income	15,581

EXPENSES:
Investment advisory fees	4,353
Administration fees	144
Custodian and accounting fees	724
Professional fees	104
Trustees’ fees	85
Printing and mailing costs	118
Registration and filing fees	786
Transfer agency fees	19
Recoupment of expense reimbursement	252
Offering costs	141
Interest expense	16
Other	13

Total expenses	6,755

Less advisory fees waived	(3,255)
Less expense reimbursements	(252)

Net expenses	3,248

Net investment income (loss)	12,333

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	4,877
Futures contracts	(169)
Securities sold short	177
Foreign currency transactions	3,133
Forward foreign currency exchange contracts	(51,616)
Swaps	95

Net realized gain (loss)	(43,503)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	129,374
Futures contracts	(309)
Foreign currency translations	2,373
Forward foreign currency exchange contracts	(61,343)
Securities sold short	(1,584)
Swaps	(187)

Change in net unrealized appreciation (depreciation)	68,324

Net realized/unrealized gains (losses)	24,821

Change in net assets resulting from operations	$37,154

*	Six Circles Global Bond Fund was launched on May 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	197

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles Tax Aware Bond Fund*
INVESTMENT INCOME:
Interest income from non-affiliates	$10,390

Total investment income	10,390

EXPENSES:
Investment advisory fees	2,517
Administration fees	98
Custodian and accounting fees	144
Professional fees	78
Trustees’ fees	51
Printing and mailing costs	68
Registration and filing fees	526
Transfer agency fees	20
Recoupment of expense reimbursement	225
Offering costs	135
Interest expense	2
Other	8

Total expenses	3,872

Less advisory fees waived	(1,481)
Less expense reimbursements	(225)

Net expenses	2,166

Net investment income (loss)	8,224

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	145
Futures contracts	(38)

Net realized gain (loss)	107

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	49,742
Futures contracts	234

Change in net unrealized appreciation (depreciation)	49,976

Net realized/unrealized gains (losses)	50,083

Change in net assets resulting from operations	$58,307

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

198	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Credit Opportunities Fund*
INVESTMENT INCOME:
Interest income from non-affiliates	$5,387
Dividend income from non-affiliates	159
Foreign taxes withheld	(8)

Total investment income	5,538

EXPENSES:
Investment advisory fees	1,090
Administration fees	27
Custodian and accounting fees	72
Professional fees	153
Trustees’ fees	18
Printing and mailing costs	6
Registration and filing fees	139
Transfer agency fees	12
Recoupment of expense reimbursement	214
Offering costs	62
Interest expense	— (a)
Other	2

Total expenses	1,795

Less advisory fees waived	(757)
Less expense reimbursements	(214)

Net expenses	824

Net investment income (loss)	4,714

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	553
Futures contracts	2
Foreign currency transactions	29
Forward foreign currency exchange contracts	(272)
Swaps	28

Net realized gain (loss)	340

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	14,605
Futures contracts	44
Foreign currency translations	3
Forward foreign currency exchange contracts	(71)
Swaps	221

Change in net unrealized appreciation (depreciation)	14,802

Net realized/unrealized gains (losses)	15,142

Change in net assets resulting from operations	$19,856

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.
(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	199

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

	Six Circles Ultra Short Duration Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,057	$28,800
Net realized gain (loss)	2,163	(2,740)
Change in net unrealized appreciation (depreciation)	(618)	5,429

Change in net assets resulting from operations	13,602	31,489

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(13,072)	(30,523)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(684,169)	116,351

NET ASSETS:
Change in net assets	(683,639)	117,317
Beginning of year	1,200,167	1,082,850

End of year	$516,528	$1,200,167

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$125,901	$243,459
Distributions reinvested	13,072	30,523
Cost of shares redeemed	(823,142)	(157,631)

Total change in net assets resulting from capital transactions	$(684,169)	$116,351

SHARE TRANSACTIONS:
Issued	12,585	24,327
Reinvested	1,309	3,054
Redeemed	(82,592)	(15,754)

Change in Shares	(68,698)	11,627

SEE NOTES TO FINANCIAL STATEMENTS.

200	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Six Circles Tax Aware Ultra Short Duration Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,491	$22,990
Net realized gain (loss)	2,902	(3,647)
Change in net unrealized appreciation (depreciation)	(716)	5,059

Change in net assets resulting from operations	13,677	24,402

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(12,744)	(24,544)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(787,847)	257,878

NET ASSETS:
Change in net assets	(786,914)	257,736
Beginning of year	1,355,740	1,098,004

End of year	$568,826	$1,355,740

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$154,132	$421,656
Distributions reinvested	12,744	24,544
Cost of shares redeemed	(954,723)	(188,322)

Total change in net assets resulting from capital transactions	$(787,847)	$257,878

SHARE TRANSACTIONS:
Issued	15,408	42,173
Reinvested	1,277	2,457
Redeemed	(95,727)	(18,837)

Change in Shares	(79,042)	25,793

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	201

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

	Six Circles U.S. Unconstrained Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$198,563	$186,512
Net realized gain (loss)	883,137	(154,822)
Change in net unrealized appreciation (depreciation)	1,835,845	1,729,569

Change in net assets resulting from operations	2,917,545	1,761,259

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(710,202)	(186,283)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(379,993)	4,682,634

NET ASSETS:
Change in net assets	1,827,350	6,257,610
Beginning of year	11,237,068	4,979,458

End of year	$13,064,418	$11,237,068

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,742,825	$5,681,168
Distributions reinvested	710,202	186,283
Cost of shares redeemed	(2,833,020)	(1,184,817)

Total change in net assets resulting from capital transactions	$(379,993)	$4,682,634

SHARE TRANSACTIONS:
Issued	151,713	556,788
Reinvested	53,238	16,858
Redeemed	(243,375)	(113,693)

Change in Shares	(38,424)	459,953

SEE NOTES TO FINANCIAL STATEMENTS.

202	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Six Circles International Unconstrained Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$155,850	$148,168
Net realized gain (loss)	(743,794)	52,680
Change in net unrealized appreciation (depreciation)	1,009,048	388,835

Change in net assets resulting from operations	421,104	589,683

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(156,694)	(151,214)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,001,643	2,412,608

NET ASSETS:
Change in net assets	3,266,053	2,851,077
Beginning of year	5,355,585	2,504,508

End of year	$8,621,638	$5,355,585

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$4,422,231	$2,835,400
Distributions reinvested	156,694	151,214
Cost of shares redeemed	(1,577,282)	(574,006)

Total change in net assets resulting from capital transactions	$3,001,643	$2,412,608

SHARE TRANSACTIONS:
Issued	479,556	302,401
Reinvested	15,908	15,967
Redeemed	(190,455)	(61,666)

Change in Shares	305,009	256,702

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	203

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles Global Bond Fund*
Period Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,333
Net realized gain (loss)	(43,503)
Change in net unrealized appreciation (depreciation)	68,324

Change in net assets resulting from operations	37,154

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(27,909)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,610,463

NET ASSETS:
Change in net assets	6,619,708
Beginning of period	—

End of period	$6,619,708

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$6,824,832
Distributions reinvested	27,909
Cost of shares redeemed	(242,278)

Total change in net assets resulting from capital transactions	$6,610,463

SHARE TRANSACTIONS:
Issued	669,761
Reinvested	2,737
Redeemed	(23,767)

Change in Shares	648,731

*	Six Circles Global Bond Fund was launched on May 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

204	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Bond Fund*
Period Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,224
Net realized gain (loss)	107
Change in net unrealized appreciation (depreciation)	49,976

Change in net assets resulting from operations	58,307

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(8,476)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,979,819

NET ASSETS:
Change in net assets	5,029,650
Beginning of period	—

End of period	$5,029,650

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$5,104,736
Distributions reinvested	8,476
Cost of shares redeemed	(133,393)

Total change in net assets resulting from capital transactions	$4,979,819

SHARE TRANSACTIONS:
Issued	493,510
Reinvested	816
Redeemed	(12,860)

Change in Shares	481,466

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	205

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles Credit Opportunities Fund*
Period Ended December 31, 2020

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,714
Net realized gain (loss)	340
Change in net unrealized appreciation (depreciation)	14,802

Change in net assets resulting from operations	19,856

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(5,019)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,061,688

NET ASSETS:
Change in net assets	1,076,525
Beginning of period	—

End of period	$1,076,525

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,095,506
Distributions reinvested	5,019
Cost of shares redeemed	(38,837)

Total change in net assets resulting from capital transactions	$1,061,688

SHARE TRANSACTIONS:
Issued	107,950
Reinvested	490
Redeemed	(3,822)

Change in Shares	104,618

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

206	SIX CIRCLES TRUST	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	SIX CIRCLES TRUST	207

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Ultra Short Duration Fund
Year Ended December 31, 2020	$9.99	$0.15	$0.05	$0.20	$(0.16)	$—	$(0.16)
Year Ended December 31, 2019	9.98	0.26	0.02	0.28	(0.27)	—	(0.27)
Period Ended December 31, 2018*	10.00	0.11	(0.04)	0.07	(0.09)	—	(0.09)

*	Six Circles Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

208	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.03	2.05%	$516,528	0.17	%(e)	0.17%	1.47%	0.31%	121.23%
9.99	2.84	1,200,167	0.25		0.20	2.56	0.41	61.40
9.98	0.74	1,082,850	0.23	(e)	0.23	2.46	0.63	24.56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	209

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Tax Aware Ultra Short Duration Fund
Year Ended December 31, 2020	$9.98	$0.12	$0.06	$0.18	$(0.14)	$—	$(0.14)
Year Ended December 31, 2019	9.98	0.19	0.01	0.20	(0.20)	—	(0.20)
Period Ended December 31, 2018*	10.00	0.08	(0.03)	0.05	(0.07)	—	(0.07)

*	Six Circles Tax Aware Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

210	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.02	1.81%	$568,826	0.14	%(e)	0.14%	1.22%	0.30%	89.21%
9.98	1.98	1,355,740	0.21		0.17	1.85	0.37	49.82
9.98	0.48	1,098,004	0.22	(e)	0.22	1.90	0.64	33.02

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	211

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles U.S. Unconstrained Equity Fund
Year Ended December 31, 2020	$11.12	0.20	$2.87	$3.07	$(0.21)	$(0.54)		$(0.75)
Year Ended December 31, 2019	9.05	0.21	2.05	2.26	(0.19)	—	(f)	(0.19)
Period Ended December 31, 2018*	10.00	0.10	(1.01)	(0.91)	(0.04)	—	(f)	(0.04)

*	Six Circles U.S. Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

212	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.44	27.64%	$13,064,418	0.06%	1.71%	0.27%	71.32%
11.12	24.94	11,237,068	0.08	2.05	0.29	58.71
9.05	(9.13)	4,979,458	0.14	2.27	0.42	15.24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	213

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles International Unconstrained Equity Fund
Year Ended December 31, 2020	$9.59	$0.22	$0.37	$0.59	$(0.16)	$(0.04)	$(0.20)
Year Ended December 31, 2019	8.30	0.31	1.26	1.57	(0.28)	—	(0.28)
Period Ended December 31, 2018*	10.00	0.07	(1.75)	(1.68)	(0.02)	—	(0.02)

*	Six Circles International Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes interest expense, which was 0.009% for the year ended December 31, 2020.
(g)	Includes interest expense, which was 0.006% for the period ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

214	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.98	6.17%	$8,621,638	0.10	%(f)	2.52%	0.30%	104.24%
9.59	18.90	5,355,585	0.13		3.35	0.33	135.39
8.30	(16.83)	2,504,508	0.21	(g)	1.84	0.55	76.24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	215

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31, 2020

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Global Bond Fund*
Period Ended December 31, 2020	$10.00	$0.05	$0.22	$0.27	$(0.07)	$—	$(0.07)

*	Six Circles Global Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

216	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.20	2.67%	$6,619,708	0.16%	0.74%	0.36%	198.77%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	217

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31, 2020

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Tax Aware Bond Fund*
Period Ended December 31, 2020	$10.00	$0.05	$0.45	$0.50	$(0.05)	$—	$(0.05)

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

218	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.45	5.03%	$5,029,650	0.18%	0.85%	0.35%	35.13%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	219

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31, 2020

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Credit Opportunities Fund*
Period Ended December 31, 2020	$10.00	$0.13	$0.28	$0.41	$(0.12)	$—	$(0.12)

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

220	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.29	4.11%	$1,076,525	0.44%	3.40%	1.11%	11.35%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	221

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are seven separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. Each Fund currently offers one class of shares.

Fund	Commencement of Operations	Diversification Status
Six Circles Ultra Short Duration Fund	July 9, 2018	Non-Diversified
Six Circles Tax Aware Ultra Short Duration Fund	July 9, 2018	Non-Diversified
Six Circles U.S. Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles International Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles Global Bond Fund	May 19, 2020	Non-Diversified
Six Circles Tax Aware Bond Fund	May 19, 2020	Non-Diversified
Six Circles Credit Opportunities Fund	August 19, 2020	Non-Diversified
The investment objective of each of the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund is to generate current income consistent with capital preservation.

The investment objective of each of the Six Circles U.S. Unconstrained Equity Fund and the Six Circles International Unconstrained Equity Fund is to provide capital appreciation.

The investment objective of the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund is to provide total return.

The investment objective of the Six Circles Tax Aware Bond Fund is to provide after-tax total return.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged certain Sub-Advisers to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has appointed the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

222	SIX CIRCLES TRUST	DECEMBER 31, 2020

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 —Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 —Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 —Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$70,460	$—	$70,460
Certificates of Deposit
Financial	—	6,005	—	6,005
Collateralized Mortgage Obligations	—	21,115	271	21,386
Commercial Mortgage-Backed Securities	—	21,427	—	21,427
Corporate Bonds
Basic Materials	—	4,811	—	4,811
Communications	—	6,856	—	6,856
Consumer Cyclical	—	38,227	—	38,227
Consumer Non-cyclical	—	75,352	—	75,352
Energy	—	2,318	—	2,318
Financial	—	129,642	—	129,642
Industrial	—	6,103	—	6,103

DECEMBER 31, 2020	SIX CIRCLES TRUST	223

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Six Circles Ultra Short Duration Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Technology	$—	$7,517	$—	$7,517
Utilities	—	6,037	—	6,037

Total Corporate Bonds	—	276,863	—	276,863

Foreign Government Securities	—	6,552	—	6,552
U.S. Government Agency Securities	—	7,010	—	7,010
Short-Term Investments
Banker’s Acceptance Bills	—	19,639	—	19,639
Certificates of Deposit	—	16,761	—	16,761
Commercial Papers	—	2,567	—	2,567
Corporate Bonds	—	9,297	—	9,297
Foreign Government Securities	—	33,899	—	33,899
Repurchase Agreements	—	15,600	—	15,600
Time Deposits	—	7,817	—	7,817
U.S. Treasury Obligations	—	193	—	193

Total Short-Term Investments	—	105,773	—	105,773

Total Investments in Securities	$—	$515,205	$271	$515,476

Appreciation in Other Financial Instruments
Futures contracts	$21	$—	$—	$21
Forward Foreign Currency Exchange contracts	—	33	—	33

Total Appreciation in Other Financial Instruments	$21	$33	$—	$54

Depreciation in Other Financial Instruments
Centrally Cleared Interest Rate Swap contracts	$—	$(12)	$—	$(12)
Centrally Cleared Credit Default Swap contracts	—	(54)	—	(54)
Futures contracts	(52)	—	—	(52)
Forward Foreign Currency Exchange contracts	—	(1,404)	—	(1,404)

Total Depreciation in Other Financial Instruments	$(52)	$(1,470)	$—	$(1,522)

Six Circles Tax Aware Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$24,797	$—	$24,797
Collateralized Mortgage Obligations	—	22,848	271	23,119
Commercial Mortgage-Backed Securities	—	7,501	—	7,501
Corporate Bonds
Communications	—	1,333	—	1,333
Consumer Cyclical	—	10,564	—	10,564
Consumer Non-cyclical	—	25,424	—	25,424
Energy	—	1,073	—	1,073
Financial	—	50,790	—	50,790
Industrial	—	4,358	—	4,358
Technology	—	631	—	631
Utilities	—	4,644	—	4,644

Total Corporate Bonds	—	98,817	—	98,817

Foreign Government Securities	—	3,626	—	3,626
Municipal Bonds	—	368,173	—	368,173
U.S. Government Agency Securities	—	8,210	—	8,210

224	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Ultra Short Duration Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Municipal Bonds	$—	$30,519	$—	$30,519
Repurchase Agreement	—	3,800	—	3,800
Time Deposits	—	780	—	780
U.S. Treasury Obligations	—	233	—	233

Total Short-Term Investments	—	35,332	—	35,332

Total Investments in Securities	$—	$569,304	$271	$569,575

Appreciation in Other Financial Instruments
Futures contracts	$23	$—	$—	$23
Forward Foreign Currency Exchange contracts	—	19	—	19

Total Appreciation in Other Financial Instruments	$23	$19	$—	$42

Depreciation in Other Financial Instruments
Centrally Cleared Interest Rate Swap contracts	$—	$(13)	$—	$(13)
Centrally Cleared Credit Default Swap contracts	—	(63)	—	(63)
Futures contracts	(56)	—	—	(56)
Forward Foreign Currency Exchange contracts	—	(480)	—	(480)

Total Depreciation in Other Financial Instruments	$(56)	$(556)	$—	$(612)

Six Circles U.S. Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Common Stocks
Basic Materials	$51,399	$—	$—	$51,399
Communications	2,420,250	—	—	2,420,250
Consumer Cyclical	902,601	—	—	902,601
Consumer Non-cyclical	2,676,356	—	—	2,676,356
Energy	68,251	—	—	68,251
Financial	2,316,807	—	—	2,316,807
Industrial	2,744,491	—	—	2,744,491
Technology	1,740,617	—	—	1,740,617
Utilities	68,540	—	—	68,540

Total Common Stocks	12,989,312	—	—	12,989,312

Short-Term Investments
Time Deposits	—	56,792	—	56,792

Total Investments in Securities	$12,989,312	$56,792	$—	$13,046,104

Appreciation in Other Financial Instruments
Futures contracts	$1,307	$—	$—	$1,307

Six Circles International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$395	$—	$—	$395
Australia	—	19,642	—	19,642
Austria	—	13,085	—	13,085
Belgium	172	73,637	—	73,809
Brazil	—	12,410	—	12,410

DECEMBER 31, 2020	SIX CIRCLES TRUST	225

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Six Circles International Unconstrained Equity Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Chile	$341	$3,802	$—		$4,143
China	42,696	80,991	—		123,687
Colombia	—	442	—		442
Cyprus	—	240	—		240
Czech Republic	—	363	—		363
Denmark	—	397,362	—		397,362
Egypt	—	285	—		285
Finland	—	127,937	—		127,937
France	546	1,003,992	—		1,004,538
Germany	36,538	1,115,307	—		1,151,845
Greece	—	420	—		420
Hong Kong	103	9,612	—		9,715
Hungary	—	734	—		734
India	—	31,519	—		31,519
Indonesia	—	4,563	—		4,563
Ireland	12,319	72,143	—		84,462
Isle of Man	—	3,208	—		3,208
Italy	—	355,877	—		355,877
Jordan	—	10,587	—		10,587
Luxembourg	765	1,759	—		2,524
Malaysia	—	5,293	—		5,293
Mexico	6,054	988	—		7,042
Netherlands	44,155	315,260	—		359,415
Norway	4,533	16,428	—		20,961
Pakistan	49	—	—		49
Peru	956	—	—		956
Philippines	—	2,556	—		2,556
Poland	245	2,178	—		2,423
Portugal	—	36,798	—		36,798
Qatar	—	2,641	—		2,641
Romania	133	—	—		133
Russia	179	9,735	—		9,914
Saudi Arabia	1,321	7,243	—		8,564
Singapore	—	79	—		79
South Africa	973	10,542	—		11,515
South Korea	—	768,239	62		768,301
Spain	—	317,562	213		317,775
Sweden	—	287,545	—		287,545
Switzerland	—	1,303,792	—		1,303,792
Taiwan	—	43,378	—		43,378
Thailand	52	6,239	—		6,291
Turkey	114	1,095	—		1,209
United Arab Emirates	—	2,051	—	(a)	2,051
United Kingdom	4,715	1,575,035	—		1,579,750

Total Common Stocks	157,354	8,054,594	275		8,212,223

Preferred Stocks
Brazil	—	4,888	—		4,888
Chile	14	231	—		245
Colombia	—	228	—		228
Germany	—	81,057	—		81,057
Russia	—	170	—		170
South Korea	—	113,091	—		113,091

Total Preferred Stocks	14	199,665	—		199,679

226	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles International Unconstrained Equity Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Spain	$28	$—	$—	$28
Short-Term Investments
Time Deposits	—	204,634	—	204,634

Total Investments in Securities	$157,396	$8,458,893	$275	$8,616,564

Appreciation in Other Financial Instruments
Futures contracts	$946	$—	$—	$946

Depreciation in Other Financial Instruments
Futures contracts	$(394)	$—	$—	$(394)

(a)	— Amount rounds to less than $500.

Six Circles Global Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$70,827	$—	$70,827
Certificate of Deposit
Financial	—	154	—	154
Collateralized Mortgage Obligations	—	95,158	1,682	96,840
Commercial Mortgage-Backed Securities	—	41,564	—	41,564
Corporate Bonds
Basic Materials	—	42,343	—	42,343
Communications	—	88,238	—	88,238
Consumer Cyclical	—	91,193	—	91,193
Consumer Non-cyclical	—	200,868	—	200,868
Energy	—	63,477	—	63,477
Financial	—	477,466	—	477,466
Government	—	114,876	—	114,876
Industrial	—	86,294	—	86,294
Technology	—	40,502	—	40,502
Utilities	—	115,731	—	115,731

Total Corporate Bonds	—	1,320,988	—	1,320,988

Foreign Government Securities	—	3,194,526	—	3,194,526
Mortgage-Backed Securities	—	1,586,986	—	1,586,986
Municipal Bonds	—	2,778	—	2,778
U.S. Government Agency Securities	—	159,889	—	159,889
U.S. Treasury Obligations	—	414,929	—	414,929
Short-Term Investments
Repurchase Agreement	—	80,800	—	80,800
Time Deposits	—	582,646	—	582,646
U.S. Treasury Obligations	—	3,209	—	3,209

Total Short-Term Investments	—	666,655	—	666,655

Total Investments in Securities	$—	$7,554,454	$1,682	$7,556,136

Liabilities
Debt Securities
Foreign Government Security	$—	$(1,863)	$—	$(1,863)
Mortgage-Backed Securities	—	(262,840)	—	(262,840)

Total Securities Sold Short	$—	$(264,703)	$—	$(264,703)

DECEMBER 31, 2020	SIX CIRCLES TRUST	227

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Six Circles Global Bond Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Centrally Cleared Interest Rate Swap contracts	$—	$113		$—	$113
OTC Interest Rate Swap contracts	—	—	(a)	—	—	(a)
Futures contracts	181	—		—	181
Forward Foreign Currency Exchange contracts	—	6,785		—	6,785

Total Appreciation in Other Financial Instruments	$181	$6,898		$—	$7,079

Depreciation in Other Financial Instruments
Centrally Cleared Interest Rate Swap contracts	$—	$(300)		$—	$(300)
Centrally Cleared Credit Default Swap contracts	—	(—	)(a)	—	(—	)(a)
Futures contracts	(490)	—		—	(490)
Forward Foreign Currency Exchange contracts	—	(68,128)		—	(68,128)

Total Depreciation in Other Financial Instruments	$(490)	$(68,428)		$—	$(68,918)

(a)	— Amount rounds to less than $500.

Six Circles Tax Aware Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds	$—	$4,576,026	$—	$4,576,026
Short-Term Investments
Municipal Bonds	—	125,069	—	125,069
Time Deposits	—	401,303	—	401,303

Total Short-Term Investments	—	526,372	—	526,372

Total Investments in Securities	$—	$5,102,398	$—	$5,102,398

Appreciation in Other Financial Instruments
Futures contracts	$234	$—	$—	$234

Six Circles Credit Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Convertible Bonds
Communications	$—	$2,040	$—	$2,040
Consumer Cyclical	—	177	—	177
Financial	—	2,305	—	2,305
Technology	—	456	—	456

Total Convertible Bonds	—	4,978	—	4,978

Corporate Bonds
Basic Materials	—	43,306	—	43,306
Communications	—	185,644	—	185,644
Consumer Cyclical	—	171,827	—	171,827
Consumer Non-cyclical	—	175,561	—	175,561
Diversified	—	543	—	543
Energy	—	123,770	—	123,770
Financial	—	83,479	—	83,479

228	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Credit Opportunities Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Industrial	$—	$112,156	$—	$112,156
Technology	—	52,794	—	52,794
Utilities	—	30,827	—	30,827

Total Corporate Bonds	—	979,907	—	979,907

Loan Assignments
Basic Materials	—	4,592	—	4,592
Communications	—	13,585	—	13,585
Consumer Cyclical	—	4,051	—	4,051
Consumer Non-cyclical	—	2,714	—	2,714
Energy	—	465	—	465
Financial	—	1,043	—	1,043
Industrial	—	4,533	—	4,533
Technology	—	13,002	—	13,002
Utilities	—	1,406	—	1,406

Total Loan Assignments	—	45,391	—	45,391

Short-Term Investments
Time Deposits	—	58,022	—	58,022

Total Investments in Securities	$—	$1,088,298	$—	$1,088,298

Appreciation in Other Financial Instruments
Futures contracts	$95	$—	$—	$95
Centrally Cleared Credit Default Swap contracts	—	221	—	221

Total Appreciation in Other Financial Instruments	$95	$221	$—	$316

Depreciation in Other Financial Instruments
Futures contracts	$(51)	$—	$—	$(51)
Forward Foreign Currency Exchange contracts	—	(71)	—	(71)

Total Depreciation in Other Financial Instruments	$(51)	$(71)	$—	$(122)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may purchase when-issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchase delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

D. Loan Assignments — The Six Circles Credit Opportunities Fund invests in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent administers the terms of the loan, as specified in the loan agreement. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Adviser or Sub-Advisers may have access to material non-public information regarding the Borrower.

DECEMBER 31, 2020	SIX CIRCLES TRUST	229

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 5.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities, if any. As of December 31, 2020, The Six Circles Credit Opportunities Fund had the following unfunded loan commitments (amounts in thousands):

					Unfunded Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par	Value
U.S. Concrete, Inc.	Delayed Draw Term Loan	05/01/2025	1.00%	3.50%	$1,500	$1,485

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1) Futures Contracts — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund used interest rate futures to manage interest rate risks associated with portfolio investments. The Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to interest rate and equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

230	SIX CIRCLES TRUST	DECEMBER 31, 2020

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2) Forward Foreign Currency Exchange Contracts — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3) Swaps — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Global Bond Fund engaged in various swap transactions, including interest swaps, to manage interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts outstanding at period end, if any, are listed after each Fund’s SOI.

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period.

Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds may be required to post or receive collateral in the form of cash or securities based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Collateral received by the Funds is held in escrow in segregated accounts maintained by Brown Brothers Harriman & Co.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit

DECEMBER 31, 2020	SIX CIRCLES TRUST	231

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Global Bond Fund entered into interest rate swap contracts to manage fund exposure to interest rates and/or to preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(4) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2020, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$21	$—	$—	$21
Foreign exchange contracts	Receivables	—	33	—	33

Total		$21	$33	$—	$54

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(380)	$(380)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(52)	—	(12)	(64)
Foreign exchange contracts	Payables	—	(1,404)	—	(1,404)

Total		$(52)	$(1,404)	$(392)	$(1,848)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Tax Aware Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$23	$–	$–	$23
Foreign exchange contracts	Receivables	–	19	–	19

Total		$23	$19	$–	$42

Gross Liabilities:
Credit contracts	Payables	$–	$–	$(442)	$(442)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(56)	–	(13)	(69)
Foreign exchange contracts	Payables	–	(480)	–	(480)

Total		$(56)	$(480)	$(455)	$(991)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

232	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles U.S. Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,307

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles International Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$946

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(394)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Global Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps		Total
Credit contracts	Receivables	$—	$—	$17	$—		$17
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	181	—	1,996	—		2,177
Foreign exchange contracts	Receivables	—	6,785	—	—		6,785

Total		$181	$6,785	$2,013	—		$8,979

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(490)	$—	$(244)	(—	)(c)	$(734)
Foreign exchange contracts	Payables	—	(68,128)	—	—		(68,128)

Total		$(490)	$(68,128)	$(244)	$—		$(68,862)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(c)	Amount rounds to less than $500.

Six Circles Tax Aware Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$234

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

DECEMBER 31, 2020	SIX CIRCLES TRUST	233

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Six Circles Credit Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Credit contracts	Receivables	$—	$—	$1,139	$1,139
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	95	—	—	95
Foreign exchange contracts	Receivables	—	—	—	—

Total		$95	$–	$1,139	$1,234

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(51)	$—	$—	$(51)
Foreign exchange contracts	Payables	—	(71)	—	(71)

Total		$(51)	$(71)	$—	$(122)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2020 (amounts in thousands):

Six Circles Ultra Short Duration Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$5	$(5)	$—	$—
Barclays Bank plc	4	(4)	—	—
Morgan Stanley & Co.	24	(24)	—	—

Total	$33	$(33)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$228	$(5)	$(173)	$50
Barclays Bank plc	10	(4)	—	6
Citibank NA	480	—	—	480
Goldman Sachs International	227	—	—	227
Morgan Stanley & Co.	459	(24)	—	435

Total	$1,404	$(33)	$(173)	$1,198

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

234	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Tax Aware Ultra Short Duration Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$3	$(3)	$—	$—
Barclays Bank plc	10	(10)	—	—
Morgan Stanley & Co.	6	(6)	—	—

Total	$19	$(19)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$270	$(3)	$(233)	$34
Barclays Bank plc	14	(10)	—	4
Morgan Stanley & Co.	196	(6)	—	190

Total	$480	$(19)	$(233)	$228

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

Six Circles Global Bond Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$488	$(488)	$—	$—
Barclays Bank plc	5	(5)	—	—
BNP Paribas	80	(80)	—	—
Brown Brothers Harriman & Co.	102	(102)	—	—
Citibank, NA	1,305	(1,305)	—	—
Deutsche Bank AG	24	(24)	—	—
Goldman Sachs International	787	(787)	—	—
HSBC Bank USA, NA	11	(11)	—	—
Morgan Stanley & Co.	1,264	(1,264)	—	—
UBS AG LONDON	2,717	(2,717)	—	—
Westpac Banking Corp.	2	—	—	2

Total	$6,785	$(6,783)	$—	$2

DECEMBER 31, 2020	SIX CIRCLES TRUST	235

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$5,962	$(488)	$—	$5,474
Barclays Bank plc	3,843	(5)	(1,709)	2,129
BNP Paribas	8,624	(80)	(271)	8,273
Brown Brothers Harriman & Co.	461	(102)	—	359
Citibank, NA	12,103	(1,305)	(1,671)	9,127
Deutsche Bank AG	775	(24)	—	751
Goldman Sachs International	913	(787)	—	126
HSBC Bank USA, NA	1,025	(11)	(1,014)	—
Morgan Stanley & Co.	15,706	(1,264)	(1,393)	13,049
Standard Chartered Bank	7	—	—	7
UBS AG LONDON	18,709	(2,717)	—	15,992

Total	$68,128	$(6,783)	$(6,058)	$55,287

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

Six Circles Credit Opportunities Fund

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due From Counterparty (Not less than zero
Bank of America, NA	$38	$—	$—	$38
BNP Paribas	33	—	—	33

Total	$71	$—	$—	$71

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

Six Circles Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(44)	$(44)
Interest rate contracts	517	—	(1,249)	(732)
Foreign exchange contracts	—	692	—	692

Total	$517	$692	$(1,293)	$(84)

236	SIX CIRCLES TRUST	DECEMBER 31, 2020

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(54)	$(54)
Interest rate contracts	305	—	548	853
Foreign exchange contracts	—	(759)	—	(759)

Total	$305	$(759)	$494	$40

Six Circles Tax Aware Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(50)	$(50)
Interest rate contracts	483	—	(958)	(475)
Foreign exchange contracts	—	1,395	—	1,395

Total	$483	$1,395	$(1,008)	$870

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(63)	$(63)
Interest rate contracts	240	—	422	662
Foreign exchange contracts	—	62	—	62

Total	$240	$62	$359	$661

Six Circles U.S. Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$9,035

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$997

Six Circles International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(15,710)	$—	$(15,710)
Foreign exchange contracts	—	(2,602)	(2,602)

Total	$(15,710)	$(2,602)	$(18,312)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$871

DECEMBER 31, 2020	SIX CIRCLES TRUST	237

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Six Circles Global Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$3	$3
Interest rate contracts	(169)	—	92	(77)
Foreign exchange contracts	—	(51,616)	—	(51,616)

Total	$(169)	$(51,616)	$95	$(51,690)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps			Total
Credit contracts	$—	$—	$	(—	)(a)	$—
Interest rate contracts	(309)	—		(187)		(496)
Foreign exchange contracts	—	(61,343)		—		(61,343)

Total	$(309)	$(61,343)		$(187)		$(61,839)

(a)	Amount rounds to less than $500.

Six Circles Tax Aware Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(38)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$234

Six Circles Credit Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$28	$28
Interest rate contracts	2	—	—	2
Foreign exchange contracts	—	(272)	—	(272)

Total	$2	$(272)	$28	$(242)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$221	$221
Interest rate contracts	44	—	—	44
Foreign exchange contracts	—	(71)	—	(71)

Total	$44	$(71)	$221	$194

238	SIX CIRCLES TRUST	DECEMBER 31, 2020

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and swaps activity during the period ended December 31, 2020 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Ultra Short Duration Fund		Six Circles Tax Aware Ultra Short Duration Fund		Six Circles U.S. Unconstrained Equity Fund	Six Circles International Unconstrained Equity Fund	Six Circles Global Bond Fund		Six Circles Tax Aware Bond Fund		Six Circles Credit Opportunities Fund
Futures Contracts:
Average Notional Amount Long	$134,765		$154,198		$42,252	$107,351	$70,630	(b)	$44,332	(c)	$18,312	(d)
Average Notional Amount Short	67,596		77,675		—	—	98,611	(b)	—		16,566	(e)
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	2,337	(a)	2,598	(a)	—	—	753,795	(b)	—		—
Average Principal Amount Sold	43,768		17,939		—	—	2,408,754	(b)	—		10,891	(f)
Credit Default Swaps:
Average Notional Amount — Buy Protection	10,860	(e)	12,360	(e)	—	—	–		—		—
Average Notional Amount — Sell Protection	—		—		—	—	1,000	(e)	—		8,500	(f)
Interest Rate Swaps:
Average Notional Amount	30,833		32,077		—	—	105,508	(b)	—		—

(a)	Positions were open for 10 months during the year.
(b)	Positions were open for 8 months during the period.
(c)	Positions were open for 3 months during the period.
(d)	Positions were open for 4 months during the period.
(e)	Positions were open for 5 months during the period.
(f)	Positions were open for 2 months during the period.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Short Sales — The Funds may engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations. The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

DECEMBER 31, 2020	SIX CIRCLES TRUST	239

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

H. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Six Circles Credit Opportunities Fund may receive income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statements of Operations.

Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Global Bond Fund invested in treasury inflation Protected securities (TIPS) during the year ended December 31, 2020. The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

I. Repurchase Agreements — The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, shall equal at least 100% of the principal amount of the repurchase transaction. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian.

The Funds’ repurchase agreements are not subject to master netting arrangements.

J. Reverse Repurchase Agreements — In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2020 of $6,492,210 at a weighted average interest rate of 0.193%

K. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2020, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

240	SIX CIRCLES TRUST	DECEMBER 31, 2020

L. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Ultra Short Duration Fund	Monthly	Annual
Six Circles Tax Aware Ultra Short Duration Fund	Monthly	Annual
Six Circles U.S. Unconstrained Equity Fund	Annual	Annual
Six Circles International Unconstrained Equity Fund	Annual	Annual
Six Circles Global Bond Fund	Monthly	Annual
Six Circles Tax Aware Bond Fund	Monthly	Annual
Six Circles Credit Opportunities Fund	Monthly	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short- term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

N. Sale-buyback Transactions — A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected in the payable for investments purchased on the Statements of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions. Sale-buyback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of sale-buyback transactions as of period end, if any, is disclosed in the Fund’s Schedule of Investments.

Six Circles Ultra Short Duration Fund had an average amount of borrowings outstanding during the year ended December 31, 2020 of $189,535 at a weighted average interest rate of 1.463%. Six Circles Tax Aware Short Duration Fund had an average amount of borrowings outstanding during the year ended December 31, 2020 of $165,897 at a weighted average interest rate of 1.283%.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund except Six Circles Credit Opportunities Fund. The fee for the Six Circles Credit Opportunities Fund is 0.75% of the average daily net assets.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”), BNY Mellon Asset Management North America Corporation, (now known as Mellon Investments Corporation) (“Mellon”), Capital International, Inc. (“Capital”), Goldman Sachs Asset Management, L.P. (“Goldman”), Nuveen Asset Management, LLC (“Nuveen”) , Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Wells Capital Management Incorporated (“WellsCap”), Federated Investment Management Company (“Federated”) and Lord Abbett & Co. LLC (“Lord Abbett”) currently serve as the Sub-Advisers to the Funds. The Sub-Advisers are paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreements.

DECEMBER 31, 2020	SIX CIRCLES TRUST	241

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

As of December 31, 2020, the allocation of assets to each Sub-Adviser for the Funds was as follows:

Sub—Adviser	Six Circles Ultra Short Duration Fund %	Six Circles Tax Aware Ultra Short Duration Fund %	Six Circles U.S. Unconstrained Equity Fund %	Six Circles International Unconstrained Equity Fund %	Six Circles Global Bond Fund %	Six Circles Tax Aware Bond Fund %	Six Circles Credit Opportunities Fund %
BlackRock	70	—	100	100	75	—	37.5
Capital	—	—	—	—	—	40	—
Federated	—	—	—	—	—	—	25
Goldman Sachs*	—	—	—	—	—	—	—
Lord Abbett**	—	—	—	—	—	—	—
Mellon	—	70	—	—	—	—	—
Nuveen	—	—	—	—	—	30	—
PGIM	—	—	—	—	15	—	37.5
PIMCO	30	30	—	—	10	—	—
WellsCap	—	—	—	—	—	30	—

*

During the reporting period, due to current market conditions, the Adviser has reduced Goldman’s allocated portion and strategy of the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund to zero.

**	During the reporting period, the Adviser has not allocated assets to Lord Abbett on the Six Circles Credit Opportunities Fund.

On October 5, 2018, the Adviser entered into an agreement to allow Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Adviser engaged Russell for transition management services to move assets between Sub-Advisers in the Global Bond Fund.

During the reporting period, the Adviser made a payment to the Six Circles U.S. Unconstrained Equity Fund of $29,806 relating to an operational error. In addition, during the reporting period, an affiliate of the Adviser made a payment to the Six Circles Tax Aware Bond Fund of $12,784, relating to a trade error.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3G and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds’ in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Offering Costs — Offering costs, including professional fees, printing fees and initial registration costs, have been amortized over a period not longer than twelve months from the date the Fund commenced operations.

G. Waivers and Reimbursements — The Adviser has contractually agreed through at least the date noted in the table below, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least the date noted in the table below, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap	Advisory Fee Waiver/Expense Cap Expiration Date
Six Circles Ultra Short Duration Fund	0.40%	April 30, 2021
Six Circles Tax Aware Ultra Short Duration Fund	0.40%	April 30, 2021
Six Circles U.S. Unconstrained Equity Fund	0.45%	April 30, 2021
Six Circles International Unconstrained Equity Fund	0.50%	April 30, 2021
Six Circles Global Bond Fund	0.40%	May 31, 2021
Six Circles Tax Aware Bond Fund	0.40%	May 31, 2021
Six Circles Credit Opportunities Fund	0.95%	April 30, 2022

242	SIX CIRCLES TRUST	DECEMBER 31, 2020

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through the dates noted above, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2020, the Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and the Six Circles Credit Opportunities Fund recouped all eligible expenses during the period. The Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and the Six Circles Credit Opportunities Fund recouped $252,000, $225,000 and $214,000 respectively.

H. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the aggregate value of purchases and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Six Circles U.S. Unconstrained Equity Fund	$637	$1,485
Six Circles International Unconstrained Equity Fund	707	322

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Ultra Short Duration Fund	$321,907	$462,403	$344,732	$463,110
Six Circles Tax Aware Ultra Short Duration Fund	404,892	898,105	348,580	445,007
Six Circles U.S. Unconstrained Equity Fund	8,213,200	9,104,797	—	—
Six Circles International Unconstrained Equity Fund	9,220,151	6,334,979	—	—
Six Circles Global Bond Fund	4,992,592	391,664	7,308,442	5,403,463
Six Circles Tax Aware Bond Fund	5,093,381	582,342	—	—
Six Circles Credit Opportunities Fund	1,072,777	45,803	—	—

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since the Funds are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Six Circles Ultra Short Duration Fund, Six Circles International Unconstrained Equity Fund and Six Circles Global Bond Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2020, the Six Circles Ultra Short Duration Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

Japan
14.4%.

As of December 31, 2020, the Six Circles International Unconstrained Equity Fund had non-U.S. country allocations representing greater than 10% of Net Assets as follows:

France	Germany	South Korea	Switzerland	United Kingdom
11.7%	14.3%	10.2%	15.1%	18.3%

As of December 31, 2020, the Six Circles Global Bond Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

China	Japan
11.3%	20.1%

DECEMBER 31, 2020	SIX CIRCLES TRUST	243

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

As of December 31, 2020, a significant portion of the Six Circles International Unconstrained Equity and Six Circles Global Bond Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Global Bond Fund are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may be subject to leveraging risk, which is the risk that certain transactions of the Fund, such as loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Six Circles Credit Opportunities Fund may invest a substantial portion of the Fund’s total assets in below investment grade credit instruments including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Six Circles Credit Opportunities Fund invests in Loan Assignments. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale. Certain loan assignments are also subject to the risks associated with high yield securities described above.

The value of the Funds’ investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic on public health and business and market conditions may continue to have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

244	SIX CIRCLES TRUST	DECEMBER 31, 2020

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Tax Aware Bond Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

6. Income Taxes and Distributions to Shareholders

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$510,253	$5,448	$(2,019)	$3,429
Six Circles Tax Aware Ultra Short Duration Fund	564,938	4,591	(903)	3,688
Six Circles U.S. Unconstrained Equity Fund	10,064,026	3,262,276	(278,891)	2,983,385
Six Circles International Unconstrained Equity Fund	7,521,087	1,395,689	(299,660)	1,096,029
Six Circles Global Bond Fund	7,166,448	223,274	(158,172)	65,102
Six Circles Tax Aware Bond Fund	5,052,893	50,611	(872)	49,739
Six Circles Credit Opportunities Fund	1,074,764	16,726	(2,080)	14,646

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in swap contracts, mark-to market of forward foreign currency contracts, mark to market of futures contracts, REITs, straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to market investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$13,072	$—	$—	$13,072
Six Circles Tax Aware Ultra Short Duration Fund	6,865	—	5,879	12,744
Six Circles U.S. Unconstrained Equity Fund	340,390	369,812	—	710,202
Six Circles International Unconstrained Equity Fund	125,290	31,404	—	156,694
Six Circles Global Bond Fund	27,909	—	—	27,909
Six Circles Tax Aware Bond Fund	240	27	8,209	8,476
Six Circles Credit Opportunities Fund	5,019	—	—	5,019

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2020	SIX CIRCLES TRUST	245

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$30,523	$—	$—	$30,523
Six Circles Tax Aware Ultra Short Duration Fund	16,349	—	8,195	24,544
Six Circles U.S. Unconstrained Equity Fund	186,138	145	—	186,283
Six Circles International Unconstrained Equity Fund	151,214	—	—	151,214

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$—	$(4,565)	$(1,157)	$3,555
Six Circles Tax Aware Ultra Short Duration Fund	—	(4,636)	(539)	3,686
Six Circles U.S. Unconstrained Equity Fund	241,047	136,448	—	2,983,384
Six Circles International Unconstrained Equity Fund	39,030	(651,684)	—	1,099,239
Six Circles Global Bond Fund	3,783	—	(62,012)	67,474
Six Circles Tax Aware Bond Fund	—	91	—	49,740
Six Circles Credit Opportunities Fund	161	27	—	14,649

As of December 31, 2020, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$2,729	$1,837
Six Circles Tax Aware Ultra Short Duration Fund	—	4,637
Six Circles International Unconstrained Equity Fund	376,703	274,981

During the year ended December 31, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$(569)	$(19)
Six Circles Tax Aware Ultra Short Duration Fund	(3,664)	—
Six Circles U.S. Unconstrained Equity Fund	(110,956)	(6,354)

Specified ordinary losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2020, the Funds deferred to January 1, 2021 the following specified ordinary losses of (amounts in thousands):

Specified Ordinary Loss
Six Circles Ultra Short Duration Fund	$1,157
Six Circles Tax Aware Ultra Short Duration Fund	539
Six Circles Global Bond Fund	62,012

The Six Circles International Unconstrained Equity Fund has calculated an excise tax liability in the amount of $20,054 associated with the December 31, 2020 year end Federal income tax calculation.

7. Ownership Concentration

As of December 31, 2020, Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund each had one affiliated omnibus account for the benefit of its clients which owned 100% of its outstanding shares.

246	SIX CIRCLES TRUST	DECEMBER 31, 2020

8. New Accounting Pronouncement

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that need disclosure.

DECEMBER 31, 2020	SIX CIRCLES TRUST	247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (seven of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Six Circles Ultra Short Duration Fund (1)	Six Circles International Unconstrained Equity Fund (1)	Six Circles Tax Aware Bond Fund (2)
Six Circles Tax Aware Ultra Short Duration Fund (1)	Six Circles Global Bond Fund (2)	Six Circles Credit Opportunities Fund (3)
Six Circles U.S. Unconstrained Equity Fund (1)

(1)	Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for each of the two years in the period ended December 31, 2020 and 2019
(2)	Statement of operations and statement of changes in net assets for the period May 19, 2020 (commencement of operations) through December 31, 2020
(3)	Statement of operations and statement of changes in net assets for the period August 19, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2021

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

248	SIX CIRCLES TRUST	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each fund at the beginning of the reporting period, July 1, 2020 and for Six Circles Credit Opportunities Fund the beginning of reporting period is August 19, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
Six Circles Ultra Short Duration Fund
Actual*	$1,000.00	$1,008.20	$0.86	0.17%
Hypothetical*	1,000.00	1,024.28	0.87	0.17
Six Circles Tax Aware Ultra Short Duration Fund
Actual*	1,000.00	1,006.70	0.71	0.14
Hypothetical*	1,000.00	1,024.43	0.71	0.14
Six Circles U.S. Unconstrained Equity Fund
Actual*	1,000.00	1,252.70	0.34	0.06
Hypothetical*	1,000.00	1,024.83	0.31	0.06
Six Circles International Unconstrained Equity Fund
Actual*	1,000.00	1,241.70	0.56	0.10
Hypothetical*	1,000.00	1,024.63	0.51	0.10
Six Circles Global Bond Fund
Actual*	1,000.00	1,014.80	0.96	0.19
Hypothetical*	1,000.00	1,024.18	0.97	0.19
Six Circles Tax Aware Bond Fund
Actual*	1,000.00	1,028.20	1.07	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Six Circles Credit Opportunities Fund
Actual**	1,000.00	1,041.10	1.64	0.44
Hypothetical*	1,000.00	1,018.29	2.23	0.44

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**

Expenses are equal to the Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 134/366 (to reflect the actual period). Commencement of operations was May 19, 2020.

DECEMBER 31, 2020	SIX CIRCLES TRUST	249

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

	Six Circles Ultra Short Duration Fund	Six Circles Tax Aware Ultra Short Duration Fund	Six Circles U.S. Unconstrained Equity Fund	Six Circles International Unconstrained Equity Fund
Record Date	Monthly	Monthly	12/16/2020	12/16/2020
Payable Date	Monthly	Monthly	12/18/2020	12/18/2020
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	58.13%	100.00%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	56.96%	—
Foreign Source Income	—	—	—	100%*
Foreign Tax Paid Per Share	—	—	—	0.022146
Interest from Tax-Exempt Obligations	—	46.13%	—	—
Interest from Federal Obligations	7.34%	4.49%	—	—
Long-Term Capital Gain Dividend	—	—	0.389280	0.039890

	Six Circles Global Bond Fund	Six Circles Tax Aware Bond Fund	Six Circles Credit Opportunities Fund
Record Date	Monthly	Monthly	Monthly
Payable Date	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—
Foreign Source Income	—	—	—
Foreign Tax Paid Per Share	—	—	—
Interest from Tax-Exempt Obligations	—	99.83%	—
Interest from Federal Obligations	19.45%	—	—
Long-Term Capital Gain Dividend	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

250	SIX CIRCLES TRUST	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Review and Initial Approval of Advisory and Sub-Advisory Agreements for the Credit Opportunties Fund

The Board of Trustees (the “Board” or the “Trustees”) of the Six Circles Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended, the “1940 Act”) of J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”), the Sub-Advisers (as defined below) or their affiliates (the “Independent Trustees”), as part of the Board’s quarterly meeting for the Trust, met on June 30, 2020 (the “Meeting”) to consider and approve (i) the proposed amendment to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, and JPMPI to add the Six Circles Credit Opportunities Fund (the “Fund”), a new series of the Trust; (ii) the proposed amendment to the Sub-Advisory Agreement between JPMPI and BlackRock Investment Management, LLC (“BlackRock”) to add the Fund, as well as new Sub-Sub-Advisory Agreement between BlackRock and its affiliate, BlackRock International Limited (together, “BlackRock”) with respect to the Fund; the proposed amendment to the Sub-Advisory Agreement between JPMPI and PGIM, Inc. (“PGIM”) to add the Fund, as well as a new Sub-Sub-Advisory Agreement between PGIM and its affiliate, PGIM Ltd. (together, “PGIM”) with respect to the Fund; the proposed Sub-Advisory Agreement between JPMPI and Federated Investment Management Company (“Federated”) with respect to the Fund, (each a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”); and (iii) the proposed Interim Sub-Advisory Agreement between JPMPI and Russell Investments Implementation Services, LLC (the “Interim Agreement” and, together with the Sub-Advisory Agreements and the Advisory Agreement, the “Agreements”) each for an initial term of two years. At the Meeting, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement, the Sub-Advisory Agreements and the Interim Agreement.

Materials Requested Prior to Meeting. Prior to the Meeting, Ropes & Gray LLP (“Ropes & Gray”), counsel to the Independent Trustees, had prepared letters on behalf of the Independent Trustees requesting detailed information from JPMPI and each Sub-Adviser in connection with the proposed Advisory Agreement, the Sub-Advisory Agreement and the Interim Agreement in an effort to observe the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the investment adviser and sub-advisers furnish, such information as may be necessary to evaluate the terms of the proposed agreements. JPMPI and each Sub-Adviser responded to the information requests and provided memoranda and related materials and information for consideration by the Trustees, which were included in the materials for the Meeting (together, the “15(c) Materials”). Following receipt and review, the Independent Trustees and their counsel, Ropes & Gray, held a separate conference call to consider the 15(c) Materials and related proposed advisory, sub-advisory, and interim sub-advisory arrangements in anticipation of the upcoming in person Meeting.

Set forth below is a summary of the material factors evaluated by the Trustees that formed the basis for the Board’s approval of the Advisory Agreement, the Sub-Advisory Agreements and the Interim Agreement. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees. In deciding to approve the Advisory Agreement, and the Sub-Advisory Agreements and the Interim Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. In considering the approval of (i) an amendment to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”) to add the Six Circles Credit Opportunities Fund (the “Fund”); (ii) an amendment to the Sub-Advisory Agreement between JPMPI and BlackRock Investment Management, LLC (“BlackRock”) to add the Fund, as well as new Sub-Sub-Advisory Agreements between BlackRock and its affiliate, BlackRock International Limited (together, “BlackRock”) with respect to the Fund; (iii) an amendment to the Sub-Advisory Agreement between JPMPI and PGIM, Inc. with respect to the Fund, as well as a new Sub-Sub-Advisory Agreement between PGIM Inc. and its affiliate, PGIM Ltd. (together, “PGIM”) with respect to the Fund; (iv) a new Sub-Advisory Agreement between JPMPI and Federated Investment Management Company (“Federated”) with respect to the Fund; and (v) an amendment to the Interim Sub-Advisory Agreement between JPMPI and Russell Investments Implementation Services LLC (“RIIS”) as stand-by Interim Sub-Advisor, and an amendment to the Implementation Services Agreement between JPMPI and RIIS, each to add the Fund; each of BlackRock, PGIM, Federated and RIIS are referred to herein as a “Sub-Adviser” and, together, the “Sub-Advisers”, the Trustees took into account the wide variety of materials relating to the services to be provided by JPMPI and the Sub-Advisers provided prior to and during the Meeting, the presentations made during the Meeting, and the extensive discussions during the Meeting. It was noted that RIIS, as Interim Sub-Adviser, is not expected to be an active Sub-Adviser on day one of the Fund’s operations. The Trustees reviewed information relating to, among other things, proposed operations, including the compliance programs of JPMPI and the Sub-Advisers, valuation, and other information related to personnel of JPMPI and the Sub-Advisers who would be providing investment management services to the Fund. They also reviewed comparative fee information prepared by Broadridge, and a memorandum provided by Independent Trustee Counsel

DECEMBER 31, 2020	SIX CIRCLES TRUST	251

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

regarding the responsibilities of the Trustees in considering the approval of advisory and sub-advisory agreements.

Representatives of JPMPI and the Sub-Advisers also participated in the Meeting, at which the Trustees discussed the proposed arrangements with the Adviser and the Sub-Advisers. The Independent Trustees also discussed the proposed Advisory Agreement and Sub-Advisory Agreements in an executive session of the Meeting with Independent Trustee Counsel at which no representatives of JPMPI and the Sub-Advisers were present.

Review Process. In connection with the approval of the Advisory Agreement and the Sub-Advisory Agreements, the Trustees reviewed written materials provided by JPMPI, which included, among other things, comparative fee data prepared by Broadridge, an independent provider of investment company performance and fee and expense data. The Trustees also requested and received assistance and advice regarding applicable legal standards from Independent Trustee Counsel. The Trustees additionally considered the written information provided by JPMPI and the Sub-Advisers in response to the Trustees’ requests for information, and other information provided by JPMPI. The Trustees also heard oral presentations on matters related to the Advisory Agreement and the Sub-Advisory Agreements, as well as related arrangements from representatives of JPMPI and RIIS. In deciding to approve the Advisory Agreement and Sub-Advisory Agreements, the Trustees did not identify any single factor or particular information that, in isolation, was controlling.

Nature, Extent and Quality of Services. The Trustees considered the depth and quality of the investment management process of JPMPI and each of the Sub-Advisers, including for each entity, the experience and capabilities of its senior management, investment and other personnel, and the overall financial strength and stability of the organizations. The Trustees also considered the nature, extent and quality of the various services that JPMPI would provide under the Advisory Agreement. The Trustees also noted JPMPI’s commitment to investing in information technology, supporting compliance, as well as JPMPI’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Trustees considered its review of JPMPI’s policies, procedures and systems to assure compliance with applicable laws and regulations and to conduct effective oversight of each sub-adviser; and its processes to keep the Trustees informed about matters relevant to the Fund and their shareholders.

Similarly, the Trustees considered the sub-advisory services proposed to be provided by each Sub-Adviser to the Fund. The Trustees also considered information about the investment personnel of BlackRock, PGIM, Federated and RIIS that would be responsible for providing services under the Sub-Advisory Agreements. For each of BlackRock, PGIM, Federated and RIIS, the Trustees reviewed the nature and quality of the investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel, and the overall financial strength of each organization. The Trustees noted the certificates received from JPMPI and the Sub-Advisers regarding both their compliance programs and codes of ethics, which noted that that each of JPMPI, BlackRock, PGIM, Federated and RIIS had compliance policies and procedures in place that were reasonably designed to prevent violations of the federal securities laws with respect to the services provided by them and had each adopted a code of ethics that included provisions reasonably necessary to prevent access persons from (i) engaging in certain specified conduct and (ii) violating the code of ethics.

Ultimately, the Trustees concluded that the nature, extent and quality of services proposed to be provided by each of JPMPI, BlackRock, PGIM, Federated and RIIS under the Advisory Agreement, and the Sub-Advisory Agreements, respectively, were likely to benefit the Fund and their shareholders.

Investment Performance. Since the Fund had not yet commenced operations, the Trustees did not receive or consider investment performance information related to the Fund. The Trustees considered the manner in which the Adviser, and each of BlackRock, PGIM, Federated and RIIS proposed to manage the Fund or particular sleeves of the Fund, as well as each of BlackRock, PGIM, Federated and RIIS’s performance records in managing accounts similar to the strategies they will use to manage their respective sleeves of the Fund, as applicable, as described in the Meeting Materials. The Trustees also discussed the background and experience of each of BlackRock, PGIM, Federated and RIIS and their personnel. The Trustees concluded that based on the experience of the Adviser, each of BlackRock, PGIM, Federated and RIIS, the Adviser had a reasonable expectation of delivering acceptable performance to shareholders of the Funds.

Advisory Fees and Total Expenses. JPMPI reported to the Trustees that, in proposing fees and expenses for the Fund, JPMPI considered a number of factors, including the type and complexity of the services to be provided, the estimated cost of providing services, the risk assumed by JPMPI in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the Fund. In setting this contractual fee, JPMPI reported to the Trustees that they looked at peer data for comparative funds, and determined what fee level would be appropriate in light of its services and the services of the proposed sub-advisers, taking into account that, notwithstanding the low fees JPMPI had negotiated with the Funds’ proposed sub-advisers for the initial high yield strategies, JPMPI might need additional fee flexibility should more complex or expensive sub-adviser strategies be introduced for the Fund in

252	SIX CIRCLES TRUST	DECEMBER 31, 2020

the future (while noting that JPMPI would not be retaining any excess fees due to the waiver discussed below).

The Trustees next reviewed the proposed advisory fee schedule under the Advisory Agreement and Sub-Advisory Agreements for the Fund. The Trustees noted that the Adviser had: 1) agreed to contractually waive any advisory fees that exceeded the aggregate advisory fees JPMPI is contractually required to pay to the Sub-Advisers, and (2) agreed to contractually reimburse expenses for the Fund to the extent the total expense ratio the Fund exceeded a certain specified limit. The Trustees considered how these agreements would affect the expenses borne by shareholders.

The Trustees reviewed the proposed advisory fee and estimated total expenses of the Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Trustees reviewed data from Broadridge that compared the average and median advisory fees of other funds in a peer group of comparable funds. The Trustees compared the Fund’s estimated total expenses to other funds in the applicable peer group provided by Broadridge and found the total expenses of the Fund to be reasonable. The Trustees noted that the Broadridge information showed that the proposed advisory fee for the Fund was in the middle range of the applicable Broadridge peer group and universe. They further noted that the estimated total expense ratio for the Fund was also within the lower range of total expenses, when taking into account the proposed fee waiver and expense reimbursement arrangements for the Fund. The Trustees also found the proposed fees to be paid by JPMPI to BlackRock, PGIM, Federated and RIIS’s to be reasonable, noting that the Fund will not pay the fees to the Sub-Advisers directly, but that JPMPI will compensate them out of the advisory fee it receives from the Fund. The Trustees noted the Adviser’s views regarding the limitations of fee comparisons to separately managed accounts in light of the differences in services provided to the Fund as compared to those provided to separately managed accounts. Additionally, the Trustees noted the most-favored nation provisions agreed to by BlackRock, PGIM, Federated and RIIS, which should help ensure the sub-advisory fee rates charged are at least equal to the range of fees charged to similar clients.

Based on the information presented by JPMPI, BlackRock, PGIM, Federated and RIIS and Broadridge, the Trustees determined that the level of the advisory fees to be charged by JPMPI, the level of the sub-advisory fees to be paid by JPMPI to BlackRock, PGIM, Federated and RIIS, as well as the estimated total expenses of the Fund, are reasonable, fair and equitable and that approval of the Advisory Agreement and Sub-Advisory Agreements would likely benefit the Fund and its shareholders.

Adviser Costs, Level of Profits and Economies of Scale. As the Fund is newly organized, information regarding JPMPI’s and the Sub-Advisers’ actual costs in providing services to the Fund was not available.

The Trustees considered the estimated profits to be realized by the Adviser in connection with the operation of the Fund as well as the estimated profits to be realized by the Sub-Advisers in connection with the operation of the Fund based on profitability estimates included in the Meeting Materials, and whether the amount of estimated profit represented a fair entrepreneurial profit for the management of the Fund. In doing so, the Trustees also took into account the entrepreneurial and business risk JPMPI will undertake as investment manager and sponsor of the Funds. The Trustees also considered the Fund’s estimated operating expenses and the expected impact of the proposed expense limitation agreement and fee waiver agreement to be observed by JPMPI on the Adviser’s estimated profits. The Trustees noted that JPMPI did not expect to be profitable with respect to the Fund. The Trustees also noted that JPMPI had no current plans to utilize RIIS as interim sub-adviser for the Fund as of the date thereof, or what level of assets might be managed by RIIS over any particular time period. Accordingly, it was noted that RIIS’s profitability with respect to its sub-advisory services on behalf of the Fund could not reasonably be estimated at this time.

The Trustees further noted that the proposed advisory fee rates to be paid to JPMPI do not have break points, but that, due to the proposed fee waiver arrangements, JPMPI will not retain any portion of the advisory fees paid by the Fund. The Adviser has negotiated break points with the Sub-Advisers to take advantage of anticipated growth of the Fund.

Ultimately, the Trustees concluded that the Fund’s proposed fee and expense structure is reasonable, fair and equitable.

Ancillary Benefits. The Trustees next considered whether the Adviser, BlackRock, PGIM, Federated and RIIS or any of their affiliates may receive other benefits as a result of the proposed relationship with the Trust or the Fund. The Trustees considered that the Adviser was not affiliated with any of the Fund’s proposed service providers, and therefore would not benefit from those contractual relationships. The Trustees additionally considered that BlackRock, PGIM, Federated and RIIS were not affiliated with any of the Fund’s proposed service providers, and therefore would not benefit from those contractual relationships. The Trustees also considered portfolio trading practices of RIIS, noting the relatively low trading costs that RIIS expects to incur in completing portfolio transactions for the Fund. Additionally, the Trustees considered that RIIS may receive ancillary benefits of potentially receiving fees from serving as transition manager to the Fund under the Implementation Services Agreement between the Adviser and RIIS, but noted that those possible fees are not contingent on RIIS serving as an interim sub-adviser and would be for services

DECEMBER 31, 2020	SIX CIRCLES TRUST	253

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

that are distinct from RIIS sub-advisory services. The Trustees also considered the proprietary nature of the Fund and whether any benefit would result to the Adviser by placing assets of J.P. Morgan managed account clients into the Fund and existing Funds. The Trustees also considered portfolio trading practices, noting that while the Adviser was affiliated with a broker-dealer, the broker-dealer affiliate would not execute portfolio transactions on behalf of the Fund and would not receive the benefit of research provided by any such broker-dealer.

Additionally, the Trustees considered that J.P. Morgan will receive the ancillary benefit of collecting fees from J.P. Morgan accounts that invest in the Fund, and that although the Fund are not expected to be profitable to JPMPI because JPMPI will not retain any management fees from the Funds, that J.P. Morgan may be profitable with respect to the assets invested in the Fund as part of J.P. Morgan’s overall managed account program, although the managed account fees are product agnostic (i.e., J.P. Morgan would be paid fees on those managed account assets regardless of whether they were invested in the Fund or another investment product). Taking these considerations into account, the Trustees concluded that the Adviser, BlackRock, PGIM, Federated and RIIS and their affiliates would not receive collateral benefits that would materially affect the reasonableness of the proposed advisory fees under the proposed Advisory Agreement and Sub-Advisory Agreements.

Conclusions. Having requested and received such information from the Adviser, BlackRock, PGIM, Federated and RIIS as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement and Sub-Advisory Agreements, the Trustees, including the Independent Trustees, unanimously concluded that the proposed advisory fee and sub-advisory fee structures were reasonable and, in light of the matters that the Trustees had considered to be relevant in the exercise of their reasonable judgment, approved the Advisory Agreement and Sub-Advisory Agreements for an initial term of two years.

Board Review and Approval of Lord Abbett Sub-Advisory Agreement for the Credit Opportunties Fund

The Board of Trustees (the “Board” or the “Trustees”) of the Six Circles Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended, the “1940 Act”) of J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”), the Sub-Adviser (as defined below) or their affiliates (the “Independent Trustees”), as part of the Board’s quarterly meeting for the Trust, met on November 17-18, 2020 (the “Meeting”) to consider and approve a proposed new Sub-Advisory Agreement between Lord Abbett & Co. LLC (“Lord Abbett”) and JPMPI with respect to the Credit Opportunities Fund (the “Fund”) (the “Proposed Sub-Advisory Agreement”) for an initial term of two years. At the Meeting, the Board, including the Independent Trustees, unanimously approved the Proposed Sub-Advisory Agreement.

Materials Reviewed. In considering the approval of the Proposed Sub-Advisory Agreement with Lord Abbett for the Fund, the Board took into account the wide variety of materials relating to the services to be provided by Lord Abbett provided prior to and during the Meeting, the presentations made during the Meeting, and the extensive discussions during the Meeting. The Board reviewed information relating to, among other things, proposed investment management services to be provided by Lord Abbett to the Fund, including the compliance program of Lord Abbett and other information related to personnel of Lord Abbett that would be providing investment management services to the Fund. Among other items, the Board discussed a memorandum prepared by independent legal counsel regarding the responsibilities of the Board in approving advisory and Sub-Advisory agreements and information regarding Lord Abbett personnel who would be providing investment management services to the Fund.

Review Process. In connection with the approval of the Proposed Sub-Advisory Agreement, the Board reviewed written materials provided by Lord Abbett. The Board also requested and received assistance and advice regarding applicable legal standards from independent legal counsel. The Board additionally considered the written information provided by Lord Abbett in response to the Board’s request for information. The Board also heard oral presentations on matters related to the Proposed Sub-Advisory Agreement. In deciding to approve the Proposed Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling.

Nature, Extent and Quality of Services. The Board considered the depth and quality of the investment management process of Lord Abbett to be used for the Fund, including the experience and capabilities of its senior management, investment and other personnel, and the overall financial strength and stability of the organization. The Board considered the sub-advisory services proposed to be provided by Lord Abbett to the Fund. The Board also considered information about Lord Abbett’s investment personnel responsible for providing services under the Proposed Sub-Advisory Agreement. The Board reviewed the nature and quality of Lord Abbett’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel, and the overall financial strength of the organization. The Board noted the certificates received from Lord Abbett regarding both its compliance program and code of ethics, which noted that Lord Abbett has compliance policies and procedures in place that are reasonably designed to prevent violations of the federal securities laws with respect to the services provided by

254	SIX CIRCLES TRUST	DECEMBER 31, 2020

Lord Abbett and that Lord Abbett has adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from: (i) engaging in certain specified conduct; and (ii) violating the code of ethics.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Lord Abbett under the Proposed Sub-Advisory Agreement were likely to benefit the Fund and its shareholders.

Investment Performance. Since the Fund had not yet utilized Lord Abbett’s sub-advisory services, the Board did not receive or consider investment performance information related to the Fund’s performance with Lord Abbett as a Sub-Adviser. The Board considered the manner in which Lord Abbett proposed to manage a particular sleeve of the Fund, as well as Lord Abbett’s performance records in managing accounts similar to the strategy it will use to manage its respective sleeve of the Fund, as described in the Meeting materials. The Board also discussed the background and experience of Lord Abbett and its personnel. The Board concluded that based on the experience of Lord Abbett, Lord Abbett had a reasonable expectation of delivering acceptable performance to shareholders of the Fund.

Advisory Fees and Total Expenses. The Adviser reported to the Board that, in proposing the sub-advisory fees to be paid to Lord Abbett by the Adviser for the Fund, the Adviser considered a number of factors, including the type and complexity of the services to be provided, the estimated cost of providing services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the Fund.

The Board also reviewed the proposed sub-advisory fee schedule under the Proposed Sub-Advisory Agreement for the Fund. The Board noted that the Adviser had agreed to contractually waive any advisory fees that exceeded the aggregate advisory fees the Adviser is contractually required to pay to the Sub-Advisers. The Board considered how these agreements would affect the expenses borne by Fund shareholders with respect to the Proposed Sub-Advisory Agreement.

The Board found the fees to be paid by the Adviser to Lord Abbett to be reasonable. In doing so, they noted that the Fund will not pay the fees to Lord Abbett directly, but that the Adviser will compensate Lord Abbett out of the advisory fee it receives from the Fund. The Board noted the funds advised by Lord Abbett with similar investment objectives and strategies as the sleeve of the Fund to be managed by Lord Abbett, noting the Adviser’s views regarding the limitations of fee comparisons to other funds and accounts that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in light of the differences in services provided to the Fund compared to those provided to other funds and other accounts that are not registered under the 1940 Act. Further, the Board noted the limitations of fee comparisons to other funds for which Lord Abbett serves as primary investment adviser, as opposed to fees charged to funds that Lord Abbett sub-advises, in light of the differences in sub-advisory services provided to the Fund compared to those provided to other funds for which Lord Abbett serves as primary adviser. Additionally, the Board noted the most-favored nation provision agreed to by Lord Abbett in the Proposed Sub-Advisory Agreement, which it determined should help ensure that the sub-advisory fee rates paid to Lord Abbett with respect to the Fund are no greater than the range of fees it charges to similar clients.

Based on the information presented by Lord Abbett and the Adviser, the Board determined that the level of the sub-advisory fees to be paid by the Adviser to Lord Abbett are reasonable, fair and equitable and that approval of the Proposed Sub-Advisory Agreement would likely benefit the Fund and its shareholders.

Adviser Costs, Level of Profits and Economies of Scale. As the Fund had not yet utilized Lord Abbett’s sub-advisory services, information regarding Lord Abbett’s costs in providing services to the Fund was not available. The Board further noted that the sub-advisory fees paid to Lord Abbett have breakpoints, which may help to reflect economies of scale.

Ancillary Benefits. The Board next considered whether Lord Abbett may receive other benefits as a result of Lord Abbett’s proposed relationship with the Trust or the Fund. The Board considered that Lord Abbett was not affiliated with any of the Fund’s service providers, and therefore would not benefit from those contractual relationships. Taking these considerations into account, the Board concluded that Lord Abbett would not receive collateral benefits that would materially affect the reasonableness of the proposed sub-advisory fee under the Proposed Sub-Advisory Agreement.

Conclusions. Having requested and received such information from Lord Abbett as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously concluded that the proposed sub-advisory fee structure was reasonable and, in light of the matters that the Board had considered to be relevant in the exercise of its reasonable judgment, approved the Proposed Sub-Advisory Agreement for an initial term of two years.

DECEMBER 31, 2020	SIX CIRCLES TRUST	255

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth; Positions with the Fund since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	9	Director, Operation Hope (2015–2016; 2020–present); Director, Grady Health System (Chair, Quality Committee 2014–2017); Chair, Borders Commission, United States Olympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present)	9	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC

Kevin Klingert (1962); Trustee since inception	Retired; Senior Advisor, Morgan Stanley Investment Management Inc. (2016–2017); Managing Director, Morgan Stanley Investment Management Inc. (2007–2016).	9	N/A

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	9	Independent Trustee, James Alpha Funds Trust (2021-present)

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD (medical diagnostics) (2020–present); Principal, b2G Capital, Inc. (consulting) (2016–present); Chief Operating Officer, Corcoran Gallery of Art (2011–2015).	9	Independent Trustee, Virginia 529; Director, ACT for Alexandria (2002–2019); Director, Inova Alexandria Hospital Foundation; Director, Capitol Post
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	9	Director, J.P. Morgan Private Investments Inc.

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes one registered investment company (9 funds).

256	SIX CIRCLES TRUST	DECEMBER 31, 2020

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018); Assistant Treasurer, Franklin Templeton Investments (2010-2015).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017).

DECEMBER 31, 2020	SIX CIRCLES TRUST	257

Feb 2020

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as a stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2021. All rights reserved. December 31, 2020.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2020

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Beginning on February 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Six Circles Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund. Instead, the reports will be made available on the Funds’ website (www.sixcirclesfunds.com/literature), and you or your J.P. Morgan representative, as applicable, will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070. Your election to receive reports in paper will apply to all Six Circles Funds.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

DECEMBER 31, 2020 (Unaudited)

Dear Shareholder,

When we last wrote to you, few of us could have imagined that today we would still find ourselves in the midst of a global pandemic. Now, as then, it is our fervent hope that you and your loved ones are safe and well.

The 12-month period covered by this annual report will likely stand out as among the most consequential in our lifetime. Against the backdrop of the pandemic and a tumultuous U.S. Presidential election year, investors were faced with unprecedented market volatility and uncertainty.

The Six Circles Funds were designed in part to help our discretionary portfolios navigate through all types of markets, by providing us with the means to isolate and target our highest conviction ideas. On the following pages, we provide detailed discussions on each of the Six Circles Funds.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

Introducing Six Circles Credit Opportunities Fund

In the Semi-Annual Report for the Funds, you learned that we had expanded the Six Circles Fund family to include Six Circles Global Bond Fund and Six Circles Tax Aware Bond Fund. Since

then, we have further grown our suite of Funds to include Six Circles Credit Opportunities Fund, which seeks to provide total return by investing mainly in global fixed income opportunities, including below investment-grade debt and other tactical credit opportunities.

As with all of the Six Circles Funds, J.P. Morgan Private Investments Inc. (“JPMPI”), an affiliate of J.P. Morgan, is investment adviser to Six Circles Credit Opportunities Fund, and is engaging third party investment managers with demonstrated asset class specialization to sub-advise the Funds in accordance with our investment philosophy.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you all the best in 2021.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2020	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2020 (Unaudited)

Equity markets across the globe posted positive returns in 2020. U.S. Equities witnessed a steep fall towards the end of the first quarter of 2020 on the back of the initial spread of COVID-19 and the sharp fall in oil prices, followed by a recovery during the second and third quarters. The fourth quarter saw continued concerns around rising COVID-19 cases and a moderating economic recovery. Despite that, U.S. Equities reached new highs as investors priced in increased certainty around the U.S. election, additional fiscal stimulus, and positive COVID-19 vaccine developments. The MSCI USA Index was up 21.4% in 2020, with developed non-U.S. and Emerging Markets Equities also closing in positive territory. The MSCI World ex-USA Index was up 7.6% and the MSCI Emerging Markets Index was up 18.3%.

Global Bond and cash markets broadly underperformed equities; the Bloomberg Barclays U.S. 1-3 Month Treasury Bills Index

returned 0.5% and the Bloomberg Barclays Global Aggregate Hedged Index returned 5.6%, while the MSCI World Index was up 15.9% in 2020.

Accommodative monetary and fiscal policy have helped stabilize global economies and markets, as policymakers globally acted in response to the COVID-19 pandemic. The Fed made two emergency cuts in March 2020, moving the federal funds rate to 0–0.25% and continued to maintain that target range, with the view that this level is appropriate to support economic activities, the labor markets and inflation.

While we believe that it will likely take until 2022 for absolute levels of growth to reach pre-COVID highs, we expect economic activity to continue to recover, and believe we are at or near the start of a new economic cycle.

2	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	29.09%
MSCI USA Index	21.37%

Net Assets as of 12/31/2020 (In Thousands)	$2,081,512

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. Invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2020 through December 31, 2020 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the MSCI USA

Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Health Care, Consumer Staples, Industrials and Communication Services sectors comprised approximately 60% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, Health Care, Industrials and Communications Services contributed to the Fund’s performance on an absolute basis as well as relative to the Index, while Consumer Staples detracted.

Consumer Discretionary and Financials sectors comprised approximately 10% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. During the reporting period, Consumer Discretionary contributed to the Fund’s performance, while Financials detracted from the Fund’s performance on an absolute basis. Both the sectors contributed positive performance relative to the Index.

The allocation to Dividend Growth, which the Adviser initiated as a way to obtain exposure to companies capable of consistently raising their dividend payments, was the largest detractor from the Fund’s return on an absolute basis during the reporting period. The Adviser eliminated the allocation to Dividend Growth during the reporting period.

DECEMBER 31, 2020	SIX CIRCLES TRUST	3

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited) (continued)

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to fifteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows:

PORTFOLIO ALLOCATION***
USA	21%
U.S. Pharmaceuticals	12
U.S. Interactive Media & Services	11
U.S. Software	10
U.S. Air Freight & Logistics	8
U.S. Machinery	7
U.S. Beverages	5
U.S. Semi & Semi Equipment	5
U.S. Internet Retail	4
U.S. Tech Hardware Equipment	4
U.S. Tobacco	4
U.S. Information Technology	3
U.S. Automobiles	2
U.S. Biotechnology	2
U.S. Home Entertainment Software	2

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

Allocation to USA, which was approximately 21% of the Fund as of December 31, 2020, provides what the Adviser believes to be an ability to tactically allocate broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocations to U.S. Pharmaceuticals and U.S. Biotechnology comprised approximately 14% of the Fund as of December 31, 2020, and provide what the Adviser believes is an opportunity as the market may be overestimating the risks potential policy changes would have, given the industry’s long-term growth tailwinds.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 11% of the Fund as of

December 31, 2020. The Adviser believes in the opportunities available in the cloud market and sees potential for continued strength in earnings growth.

Allocations to U.S. Software and U.S. Internet Retail provide what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto Cloud platforms. These exposures comprised approximately 14% of the Fund as of December 31, 2020.

The Adviser believes that allocation to U.S. Air Freight & Logistics has benefited from COVID-19 given e-commerce networks. This allocation comprised approximately 8% of the Fund as of December 31, 2020.

Allocation to U.S. Machinery, which is a sub-industry of the Industrials sector, is comprised of concentrated exposure to companies in which the Adviser has high conviction. The allocation was approximately 7% of the Fund as of December 31, 2020.

Allocation to U.S. Beverages was approximately 5% of the Fund’s exposure as of December 31, 2020 and reflects the Adviser’s belief that major players of this sector are going through structural changes and are set to improve free cash flow conversion.

The Adviser believes that allocation to U.S. Semis & Semi Equipment industries are attractive after the valuations have become more reasonable. This allocation comprised approximately 5% of the Fund as of December 31, 2020.

Allocation to U.S. Technology Hardware Storage & Peripherals, which allows the Adviser to access specific exposures within the Technology sector, was approximately 4% of the Fund as of December 31, 2020.

Allocation to U.S. Tobacco comprised approximately 4% of the Fund as of December 31, 2020, reflecting what the Adviser believes to be a defensive sub-industry exposure, within the context of the broader Portfolios.

Allocation to U.S. Information Technology, which allows the Adviser to access specific exposures within the Technology sector, was approximately 3% of the Fund as of December 31, 2020.

The Adviser believes that allocation to U.S. Automobiles helps target direct exposure to a concentrated segment of the market that the Adviser has conviction in. This allocation comprised approximately 2% of the Fund as of December 31, 2020.

Allocation to U.S. Home Entertainment Software comprised approximately 2% of the Fund as of December 31, 2020, reflecting the Adviser’s belief that strong secular tailwinds and high barrier to entry could allow companies within this index to outperform.

4	SIX CIRCLES TRUST	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	29.09%	44.45%

GROWTH OF $10,000 REPORT (04/10/19 to 12/31/20)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.33% and 0.11% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the MSCI USA Index from April 10, 2019 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2020	SIX CIRCLES TRUST	5

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited)

REPORTING PERIOD RETURN
Fund*	9.25%
MSCI World ex USA Index	7.59%

Net Assets as of 12/31/2020 (In Thousands)	$1,388,623

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio International Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. Invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. Primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2020 through December 31, 2020 (the “reporting period”), the Fund posted positive return on an absolute basis, and outperformed the MSCI World ex USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, and is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Health Care, Information Technology and Utilities sectors comprised approximately 41% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. All three sectors contributed to the Fund’s performance on an absolute basis. Relative to the Index, Information Technology and Utilities contributed, while Health Care detracted from performance.

Consumer Discretionary and Financials comprised approximately 20% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. While Consumer Discretionary contributed, Communication Services and Financials detracted from the Fund’s performance on an absolute basis. All the three sectors detracted from the Fund’s performance relative to the Index.

The Fund’s allocation to Europe Mid Cap was the largest detractor from the Fund’s return, while allocation to Europe Metal and Mining was the largest contributor on an absolute basis during the reporting period. The allocation to Europe Mid Cap was removed by the Adviser during the reporting period.

6	SIX CIRCLES TRUST	DECEMBER 31, 2020

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to ten strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows:

PORTFOLIO ALLOCATION***
Europe Pharmaceuticals	18%
Europe Industrials	16
Europe Insurance	15
Europe Beverages	10
European Metals & Mining	10
Europe ex-UK Utilities	9
Europe Semiconductors	8
Korea Tech Hardware, Storage & Peripherals	7
Europe Automobiles	5
Europe Integrated Oil & Gas	2

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2020 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2020. The portfolio allocation is subject to change.

Allocation to Europe Pharmaceuticals comprised approximately 18% of the Fund as of December 31, 2020 and provides what the Adviser believes to be a defensive exposure with attractive fundamentals, within the context of the broader Portfolios.

Allocation to Europe Industrials was approximately 16% of the Fund as of December 31, 2020 and provides an exposure that the Adviser believes was beneficial during the pandemic.

The Adviser believes that the Europe Insurance allocation allows for an implementation of an underweight to European Banks and UK Insurance, which the Adviser doesn’t have con-

viction in from a fundamental perspective. This allocation was approximately 15% of the Fund as of December 31, 2020.

Allocation to Europe Beverages was approximately 10% of the Fund’s exposure as of December 31, 2020 and reflects the Adviser’s belief that major players in this sector are going through structural changes with a potential to improve free cash flows conversion.

The allocation to Europe Metal and Mining provides what the Adviser believes is a cyclical exposure to companies with strong balance sheets. The allocation was approximately 10% of the Fund as of December 31, 2020.

The Adviser believes that allocation to Europe ex-UK utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 9% of the Fund as of December 31, 2020.

The Adviser believes that companies within the Europe Semiconductors sector have stable long term growth prospects and strong balance sheets. The sector comprised approximately 8% of the Fund as of December 31, 2020.

The allocation to Korea Technology Hardware, Storage and Peripherals provides what the Adviser believes is exposure to a strong player within the global technology supply chain. The allocation was approximately 7% of the Fund as of December 31, 2020.

The Adviser believes that allocation to Europe Automobiles is expected to perform well as the economy recovers. The focus on electric vehicles are likely to be a tailwind. This allocation comprised approximately 5% of the Fund as of December 31, 2020.

Allocation to Europe Integrated Oil & Gas provides exposure to companies that the Adviser believes are at attractive valuations, and comprised approximately 2% of the Fund as of December 31, 2020.

DECEMBER 31, 2020	SIX CIRCLES TRUST	7

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio International Unconstrained Fund	9.25%	14.06%

GROWTH OF $10,000 REPORT (04/10/19 to 12/31/2020)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.48% and 0.26% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio International Unconstrained Fund and the MSCI World ex-USA Index from April 10, 2019 to December 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 1016 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — 98.8%
Basic Materials — 0.4%
Chemicals — 0.3%
Air Products and Chemicals, Inc.	3	762
Albemarle Corp.	1	180
Axalta Coating Systems Ltd. (a)	2	44
Celanese Corp., Class A	1	166
CF Industries Holdings, Inc.	3	117
Dow, Inc.	10	547
DuPont de Nemours, Inc.	9	669
Eastman Chemical Co.	2	177
Ecolab, Inc.	3	700
FMC Corp.	1	149
International Flavors & Fragrances, Inc.	1	112
Linde plc, (United Kingdom)	7	1,762
LyondellBasell Industries NV, Class A	4	350
Mosaic Co. (The)	5	113
PPG Industries, Inc.	3	428
RPM International, Inc.	1	108
Sherwin-Williams Co. (The)	1	733

		7,117

Forest Products & Paper — 0.0% (g)
International Paper Co.	6	277

Iron/Steel — 0.0% (g)
Nucor Corp.	5	241
Steel Dynamics, Inc.	2	78

		319

Mining — 0.1%
Freeport-McMoRan, Inc.	18	456
Newmont Corp.	9	562

		1,018

Total Basic Materials		8,731

Communications — 18.8%

Advertising — 0.2%
Interpublic Group of Cos., Inc. (The)	6	146
Omnicom Group, Inc.	3	211
Trade Desk, Inc. (The), Class A (a)	3	2,755

		3,112

Internet — 17.2%
Alphabet, Inc., Class A (a)	43	76,036
Alphabet, Inc., Class C (a)	42	73,623
Amazon.com, Inc. (a)	26	83,299
Booking Holdings, Inc. (a)	2	5,488
CDW Corp.	7	865
Chewy, Inc., Class A (a)	1	88
eBay, Inc.	40	2,002
Etsy, Inc. (a)	7	1,313
Expedia Group, Inc.	8	1,077
F5 Networks, Inc. (a)	3	524
Facebook, Inc., Class A (a)	347	94,765

SECURITY DESCRIPTION	SHARES		VALUE($)

Internet — continued
GoDaddy, Inc., Class A (a)	3		264
IAC/InterActiveCorp. (a)	1		212
Match Group, Inc. (a)	3		444
MercadoLibre, Inc., (Argentina) (a)	1		925
Netflix, Inc. (a)	6		3,005
NortonLifeLock, Inc.	46		954
Okta, Inc., Class A (a)	2		582
Palo Alto Networks, Inc. (a)	8		2,824
Pinterest, Inc., Class A (a)	6		377
Roku, Inc., Class A (a)	1		449
Snap, Inc., Class A (a)	11		566
Twitter, Inc. (a)	115		6,205
Uber Technologies, Inc. (a)	12		606
VeriSign, Inc. (a)	2		413
Wayfair, Inc., Class A (a)	1		182
Zendesk, Inc. (a)	9		1,342
Zillow Group, Inc., Class A (a)	1		123
Zillow Group, Inc., Class C (a)	2		220

			358,773

Media — 0.5%
Altice USA, Inc., Class A (a)	3		100
Cable One, Inc.	—	(h)	105
Charter Communications, Inc., Class A (a)	2		1,166
Comcast Corp., Class A	58		3,032
Discovery, Inc., Class A (a)	3		81
Discovery, Inc., Class C (a)	5		140
DISH Network Corp., Class A (a)	3		111
FactSet Research Systems, Inc.	—	(h)	154
Fox Corp., Class A	5		141
Fox Corp., Class B	2		53
Liberty Broadband Corp., Class A (a)	—	(h)	10
Liberty Broadband Corp., Class C (a)	2		303
Liberty Global plc, (United Kingdom), Class A (a)	1		26
Liberty Global plc, (United Kingdom), Class C (a)	6		149
Liberty Media Corp.-Liberty Formula One, Class C (a)	2		95
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	1		61
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	2		91
News Corp., Class A	4		77
Sirius XM Holdings, Inc.	9		57
ViacomCBS, Inc., Class B	8		287
Walt Disney Co. (The) (a)	23		4,153

			10,392

Telecommunications — 0.9%
Arista Networks, Inc. (a)	3		794
AT&T, Inc.	91		2,630
CenturyLink, Inc.	12		113
Cisco Systems, Inc.	199		8,924
Corning, Inc.	36		1,301
Juniper Networks, Inc.	17		381

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	9

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Telecommunications — continued
Motorola Solutions, Inc.	8		1,335
T-Mobile US, Inc. (a)	7		954
Verizon Communications, Inc.	52		3,074

			19,506

Total Communications			391,783

Consumer Cyclical — 4.7%

Airlines — 0.0% (g)
Delta Air Lines, Inc.	3		101
Southwest Airlines Co.	3		124

			225

Apparel — 0.1%
NIKE, Inc., Class B	16		2,252
VF Corp.	4		354

			2,606

Auto Manufacturers — 3.3%
Cummins, Inc.	43		9,771
Ford Motor Co.	309		2,716
General Motors Co.	102		4,241
PACCAR, Inc.	101		8,710
Tesla, Inc. (a)	59		41,746

			67,184

Auto Parts & Equipment — 0.0% (g)
Aptiv plc, (Ireland)	3		418
Autoliv, Inc., (Sweden) (a)	1		63
BorgWarner, Inc.	2		90
Lear Corp.	1		105

			676

Distribution/Wholesale — 0.1%
Copart, Inc. (a)	3		385
Fastenal Co.	8		394
LKQ Corp. (a)	3		117
Pool Corp.	—	(h)	154
WW Grainger, Inc.	1		214

			1,264

Entertainment — 0.0% (g)
DraftKings, Inc., Class A (a)	2		82
Live Nation Entertainment, Inc. (a)	2		136
Vail Resorts, Inc.	1		152

			370

Food Service — 0.0% (g)
Aramark	3		125

Home Builders — 0.0% (g)
DR Horton, Inc.	4		268
Lennar Corp., Class A	3		226
NVR, Inc. (a)	—	(h)	143

SECURITY DESCRIPTION	SHARES		VALUE($)

Home Builders — continued
PulteGroup, Inc.	3		111

			748

Home Furnishings — 0.0% (g)
Whirlpool Corp.	1		156

Housewares — 0.0% (g)
Newell Brands, Inc.	5		111

Leisure Time — 0.0% (g)
Carnival Corp.	9		188
Peloton Interactive, Inc., Class A (a)	2		370
Royal Caribbean Cruises Ltd.	3		191

			749

Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	4		405
Las Vegas Sands Corp.	4		234
Marriott International, Inc., Class A	4		493
MGM Resorts International	6		174
Wynn Resorts Ltd.	1		102

			1,408

Retail — 1.1%
Advance Auto Parts, Inc.	1		129
AutoZone, Inc. (a)	—	(h)	318
Best Buy Co., Inc.	3		299
Burlington Stores, Inc. (a)	1		185
CarMax, Inc. (a)	2		227
Carvana Co., Class A (a)	1		183
Chipotle Mexican Grill, Inc., Class A (a)	—	(h)	478
Costco Wholesale Corp.	6		2,112
Darden Restaurants, Inc.	2		212
Dollar General Corp.	3		634
Dollar Tree, Inc. (a)	3		329
Domino’s Pizza, Inc.	—	(h)	177
Genuine Parts Co.	2		161
Home Depot, Inc. (The)	13		3,563
Lowe’s Cos., Inc.	9		1,497
Lululemon Athletica, Inc., (Canada) (a)	2		547
McDonald’s Corp.	9		1,991
O’Reilly Automotive, Inc. (a)	1		393
Ross Stores, Inc.	4		536
Starbucks Corp.	15		1,578
Target Corp.	6		1,118
Tiffany & Co.	1		172
TJX Cos., Inc. (The)	15		1,042
Tractor Supply Co.	1		190
Ulta Beauty, Inc. (a)	1		185
Walgreens Boots Alliance, Inc.	10		411
Walmart, Inc.	18		2,622
Yum! Brands, Inc.	4		385

			21,674

SEE NOTES TO FINANCIAL STATEMENTS.

10	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Textiles — 0.0% (g)
Mohawk Industries, Inc. (a)	1		125

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	2		154

Total Consumer Cyclical			97,575

Consumer Non-cyclical — 27.3%

Agriculture — 4.2%
Altria Group, Inc.	779		31,934
Archer-Daniels-Midland Co.	8		394
Bunge Ltd.	2		158
Philip Morris International, Inc.	653		54,047

			86,533

Beverages — 5.0%
Brown-Forman Corp., Class B	58		4,617
Coca-Cola Co. (The)	772		42,352
Constellation Brands, Inc., Class A	32		6,934
Keurig Dr Pepper, Inc.	106		3,380
Molson Coors Beverage Co., Class B	36		1,627
Monster Beverage Corp. (a)	75		6,890
PepsiCo., Inc.	262		38,859

			104,659

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc. (a)	18		2,753
Alnylam Pharmaceuticals, Inc. (a)	9		1,179
Amgen, Inc.	46		10,690
Biogen, Inc. (a)	13		3,109
BioMarin Pharmaceutical, Inc. (a)	14		1,263
Bio-Rad Laboratories, Inc., Class A (a)	—	(h)	150
Corteva, Inc.	10		382
Exact Sciences Corp. (a)	12		1,651
Gilead Sciences, Inc.	100		5,833
Illumina, Inc. (a)	2		716
Incyte Corp. (a)	15		1,289
Ionis Pharmaceuticals, Inc. (a)	11		607
Moderna, Inc. (a)	22		2,280
Regeneron Pharmaceuticals, Inc. (a)	8		3,999
Royalty Pharma plc, Class A	2		84
Seagen, Inc. (a)	10		1,684
Vertex Pharmaceuticals, Inc. (a)	21		4,909

			42,578

Commercial Services — 0.8%
AMERCO	—	(h)	102
Automatic Data Processing, Inc.	9		1,547
Avalara, Inc. (a)	6		1,063
Booz Allen Hamilton Holding Corp., Class A	3		236
Cintas Corp.	1		427
CoStar Group, Inc. (a)	—	(h)	442
Equifax, Inc.	2		325
FleetCor Technologies, Inc. (a)	2		437

SECURITY DESCRIPTION	SHARES		VALUE($)

Commercial Services — continued
Gartner, Inc. (a)	2		265
Global Payments, Inc.	6		1,294
IHS Markit Ltd., (United Kingdom)	5		473
MarketAxess Holdings, Inc.	—	(h)	274
Moody’s Corp.	2		614
PayPal Holdings, Inc. (a)	23		5,271
Robert Half International, Inc.	2		111
Rollins, Inc.	3		129
S&P Global, Inc.	3		992
Square, Inc., Class A (a)	7		1,598
TransUnion	3		266
United Rentals, Inc. (a)	1		254
Verisk Analytics, Inc., Class A	2		448

			16,568

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	10		848
Estee Lauder Cos., Inc. (The), Class A	3		783
Procter & Gamble Co. (The)	32		4,395

			6,026

Food — 0.2%
Campbell Soup Co.	2		104
Conagra Brands, Inc.	6		220
General Mills, Inc.	7		430
Hershey Co. (The)	2		253
Hormel Foods Corp.	4		177
J M Smucker Co. (The)	1		162
Kellogg Co.	3		175
Kraft Heinz Co. (The)	9		321
Kroger Co. (The)	10		302
Lamb Weston Holdings, Inc.	2		125
McCormick & Co., Inc.	3		288
Mondelez International, Inc., Class A	19		1,091
Sysco Corp.	6		444
Tyson Foods, Inc., Class A	4		280

			4,372

Healthcare — Products — 0.8%
10X Genomics, Inc., Class A (a)	1		81
Abbott Laboratories	22		2,453
ABIOMED, Inc. (a)	1		178
Align Technology, Inc. (a)	1		496
Avantor, Inc. (a)	6		155
Baxter International, Inc.	7		525
Boston Scientific Corp. (a)	18		665
Cooper Cos., Inc. (The)	1		256
Danaher Corp.	8		1,796
DENTSPLY SIRONA, Inc.	3		138
Edwards Lifesciences Corp. (a)	8		729
Hologic, Inc. (a)	3		227
IDEXX Laboratories, Inc. (a)	1		520

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	11

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Healthcare — Products — continued
Insulet Corp. (a)	1	174
Intuitive Surgical, Inc. (a)	1	1,216
Masimo Corp. (a)	1	148
Medtronic plc, (Ireland)	17	2,029
Novocure Ltd., (Jersey) (a)	1	184
ResMed, Inc.	2	377
STERIS plc	1	192
Stryker Corp.	4	1,054
Teleflex, Inc.	1	217
Thermo Fisher Scientific, Inc.	5	2,355
Varian Medical Systems, Inc. (a)	1	197
West Pharmaceutical Services, Inc.	1	228
Zimmer Biomet Holdings, Inc.	3	409

		16,999

Healthcare — Services — 0.6%
Anthem, Inc.	3	984
Catalent, Inc. (a)	35	3,594
Centene Corp. (a)	7	431
DaVita, Inc. (a)	1	106
HCA Healthcare, Inc.	4	576
Humana, Inc.	2	652
IQVIA Holdings, Inc. (a)	2	436
Laboratory Corp. of America Holdings (a)	1	256
Molina Healthcare, Inc. (a)	1	126
PPD, Inc. (a)	1	32
Quest Diagnostics, Inc.	2	199
Teladoc Health, Inc. (a)	1	290
UnitedHealth Group, Inc.	12	4,204
Universal Health Services, Inc., Class B	1	150

		12,036

Household Products/Wares — 0.1%
Avery Dennison Corp.	1	205
Church & Dwight Co., Inc.	3	239
Clorox Co. (The)	1	298
Kimberly-Clark Corp.	4	556

		1,298

Pharmaceuticals — 13.3%
AbbVie, Inc.	140	14,972
AmerisourceBergen Corp., Class A	2	188
Becton Dickinson and Co.	4	953
Bristol-Myers Squibb Co.	478	29,622
Cardinal Health, Inc.	4	195
Cigna Corp.	5	956
CVS Health Corp.	17	1,144
DexCom, Inc. (a)	1	422
Elanco Animal Health, Inc. (a)	5	143
Eli Lilly and Co.	169	28,503
Henry Schein, Inc. (a)	2	158
Horizon Therapeutics Plc (a)	2	173

SECURITY DESCRIPTION	SHARES	VALUE($)

Pharmaceuticals — continued
Jazz Pharmaceuticals plc, (Ireland) (a)	1	90
Johnson & Johnson	557	87,611
McKesson Corp.	2	360
Merck & Co., Inc.	535	43,795
Neurocrine Biosciences, Inc. (a)	7	667
Perrigo Co. plc, (Ireland)	29	1,286
Pfizer, Inc.	1,176	43,284
Sarepta Therapeutics, Inc. (a)	6	997
Viatris, Inc. (a)	255	4,785
Zoetis, Inc., Class A	100	16,599

		276,903

Total Consumer Non-cyclical		567,972

Energy — 0.5%

Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	9	1,572
SolarEdge Technologies, Inc., (Israel) (a)	4	1,198
Sunrun, Inc. (a)	1	104

		2,874

Oil & Gas — 0.3%
Cabot Oil & Gas Corp.	5	76
Chevron Corp.	24	2,036
Concho Resources, Inc.	2	136
ConocoPhillips	13	528
EOG Resources, Inc.	8	385
Exxon Mobil Corp.	55	2,248
Hess Corp.	3	164
Marathon Petroleum Corp.	8	329
Occidental Petroleum Corp.	12	206
Phillips 66	5	372
Pioneer Natural Resources Co.	2	242
Valero Energy Corp.	5	305

		7,027

Oil & Gas Services — 0.0% (g)
Baker Hughes Co., Class A	9	193
Halliburton Co.	11	212
Schlumberger NV	19	423

		828

Pipelines — 0.1% (g)
Cheniere Energy, Inc. (a)	2	135
Kinder Morgan, Inc.	24	324
ONEOK, Inc.	5	205
Williams Cos., Inc. (The)	14	285

		949

Total Energy		11,678

Financial — 3.1%

Banks — 0.7%
Bank of America Corp.	100	3,038

SEE NOTES TO FINANCIAL STATEMENTS.

12	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Banks — continued
Bank of New York Mellon Corp. (The)	11		475
Citigroup, Inc.	27		1,679
Citizens Financial Group, Inc.	8		277
Fifth Third Bancorp	12		331
First Republic Bank	3		407
Goldman Sachs Group, Inc. (The)	4		1,141
Huntington Bancshares, Inc.	19		243
KeyCorp.	17		283
M&T Bank Corp.	2		291
Morgan Stanley	18		1,230
Northern Trust Corp.	3		274
PNC Financial Services Group, Inc. (The)	6		837
Regions Financial Corp.	17		278
State Street Corp.	5		370
SVB Financial Group (a)	1		342
Truist Financial Corp.	19		896
US Bancorp	19		882
Wells Fargo & Co.	51		1,548

			14,822

Diversified Financial Services — 1.1%
Ally Financial, Inc.	6		206
American Express Co.	9		1,063
Ameriprise Financial, Inc.	1		286
BlackRock, Inc., Class A	2		1,391
Capital One Financial Corp.	6		622
Cboe Global Markets, Inc.	2		143
Charles Schwab Corp. (The)	20		1,059
CME Group, Inc., Class A	5		835
Discover Financial Services	5		442
Franklin Resources, Inc.	5		120
Intercontinental Exchange, Inc.	7		812
Invesco Ltd.	6		109
Mastercard, Inc., Class A	18		6,425
Nasdaq, Inc.	2		218
Raymond James Financial, Inc.	2		200
SEI Investments Co.	2		113
Synchrony Financial	7		246
T Rowe Price Group, Inc.	3		481
Tradeweb Markets, Inc., Class A	2		99
Visa, Inc., Class A	34		7,418
Western Union Co. (The)	8		184

			22,472

Insurance — 0.7%
Aflac, Inc.	10		460
Alleghany Corp.	—	(h)	154
Allstate Corp. (The)	4		481
American Financial Group, Inc.	1		104
American International Group, Inc.	12		464
Aon plc, Class A	3		628
Arch Capital Group Ltd., (Bermuda) (a)	6		231

SECURITY DESCRIPTION	SHARES		VALUE($)

Insurance — continued
Arthur J Gallagher & Co.	3		341
Assurant, Inc.	1		159
Athene Holding Ltd., (Bermuda), Class A (a)	3		118
Berkshire Hathaway, Inc., Class B (a)	18		4,120
Brown & Brown, Inc.	4		169
Chubb Ltd., (Switzerland)	6		928
Cincinnati Financial Corp.	2		195
Equitable Holdings, Inc.	6		159
Erie Indemnity Co., Class A	—	(h)	86
Everest Re Group Ltd., (Bermuda)	1		162
Fidelity National Financial, Inc.	4		150
Globe Life, Inc.	2		166
Hartford Financial Services Group, Inc. (The)	6		290
Lincoln National Corp.	4		183
Loews Corp.	4		193
Markel Corp. (a)	—	(h)	219
Marsh & McLennan Cos., Inc.	7		793
MetLife, Inc.	11		537
Principal Financial Group, Inc.	5		250
Progressive Corp. (The)	8		771
Prudential Financial, Inc.	6		470
Reinsurance Group of America, Inc.	1		122
RenaissanceRe Holdings Ltd., (Bermuda)	1		127
Travelers Cos., Inc. (The)	4		497
Voya Financial, Inc.	2		141
Willis Towers Watson plc, (United Kingdom)	2		383
W R Berkley Corp.	2		160

			14,411

Private Equity — 0.1%
Apollo Global Management, Inc., Class A	2		99
Blackstone Group, Inc. (The), Class A	9		570
Carlyle Group, Inc. (The)	2		63
KKR & Co., Inc.	6		241

			973

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	5		285

REITS — 0.5%
AGNC Investment Corp.	7		105
Alexandria Real Estate Equities, Inc.	2		284
American Tower Corp.	6		1,245
Annaly Capital Management, Inc.	15		126
AvalonBay Communities, Inc.	2		281
Boston Properties, Inc.	2		182
Camden Property Trust	1		94
Crown Castle International Corp.	5		836
Digital Realty Trust, Inc.	3		476
Duke Realty Corp.	4		174
Equinix, Inc.	1		798
Equity LifeStyle Properties, Inc.	1		95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	13

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
REITS — continued
Equity Residential	5		284
Essex Property Trust, Inc.	1		206
Extra Space Storage, Inc.	1		164
Healthpeak Properties, Inc.	7		214
Host Hotels & Resorts, Inc.	10		153
Invitation Homes, Inc.	6		187
Iron Mountain, Inc.	3		93
Medical Properties Trust, Inc.	6		138
Mid-America Apartment Communities, Inc.	1		145
Omega Healthcare Investors, Inc.	3		98
Prologis, Inc.	10		947
Public Storage	2		463
Realty Income Corp.	4		268
Regency Centers Corp.	2		92
SBA Communications Corp., Class A	1		375
Simon Property Group, Inc.	4		331
Sun Communities, Inc.	1		169
UDR, Inc.	3		106
Ventas, Inc.	5		236
VEREIT, Inc.	3		95
VICI Properties, Inc.	6		144
Vornado Realty Trust	2		89
Welltower, Inc.	6		358
Weyerhaeuser Co.	11		353
WP Carey, Inc.	2		158

			10,562

Total Financial			63,525

Industrial — 16.3%

Aerospace/Defense — 0.3%
Boeing Co. (The)	7		1,454
General Dynamics Corp.	3		494
HEICO Corp.	—	(h)	51
HEICO Corp., Class A	1		87
Howmet Aerospace, Inc.	5		139
L3Harris Technologies, Inc.	3		487
Lockheed Martin Corp.	3		1,083
Northrop Grumman Corp.	2		596
Raytheon Technologies Corp.	19		1,394
Teledyne Technologies, Inc. (a)	—	(h)	151
TransDigm Group, Inc. (a)	1		369

			6,305

Building Materials — 0.1%
Carrier Global Corp.	10		394
Fortune Brands Home & Security, Inc.	2		136
Johnson Controls International plc	10		474
Lennox International, Inc.	—	(h)	90
Martin Marietta Materials, Inc.	1		237
Masco Corp.	3		177
Owens Corning	1		90

SECURITY DESCRIPTION	SHARES		VALUE($)

Building Materials — continued
Vulcan Materials Co.	2		270

			1,868

Electrical Components & Equipments — 0.0% (g)
AMETEK, Inc.	3		398
Emerson Electric Co.	8		653
Generac Holdings, Inc. (a)	1		165

			1,216

Electronics — 0.8%
Agilent Technologies, Inc.	4		476
Allegion plc, (Ireland)	1		110
Amphenol Corp., Class A	14		1,852
Arrow Electronics, Inc. (a)	4		396
Fortive Corp.	88		6,247
Garmin Ltd., (Switzerland)	2		249
Honeywell International, Inc.	9		1,891
Keysight Technologies, Inc. (a)	9		1,201
Mettler-Toledo International, Inc. (a)	—	(h)	303
PerkinElmer, Inc.	1		199
Roper Technologies, Inc.	1		573
Sensata Technologies Holding plc (a)	2		85
TE Connectivity Ltd., (Switzerland)	16		1,909
Trimble, Inc. (a)	12		772
Waters Corp. (a)	1		172

			16,435

Engineering & Construction — 0.0% (g)
Jacobs Engineering Group, Inc.	2		197

Environmental Control — 0.2%
Pentair plc, (United Kingdom)	48		2,548
Republic Services, Inc., Class A	3		309
Waste Connections, Inc.	4		378
Waste Management, Inc.	6		668

			3,903

Hand/Machine Tools — 0.5%
Snap-on, Inc.	15		2,580
Stanley Black & Decker, Inc.	46		8,298

			10,878

Machinery — Construction & Mining — 1.4%
Caterpillar, Inc.	158		28,699

Machinery — Diversified — 2.8%
Cognex Corp.	8		668
Deere & Co.	87		23,287
Dover Corp.	42		5,267
IDEX Corp.	22		4,339
Ingersoll Rand, Inc. (a)	103		4,687
Nordson Corp.	16		3,181
Otis Worldwide Corp.	120		8,084

SEE NOTES TO FINANCIAL STATEMENTS.

14	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Machinery — Diversified — continued
Rockwell Automation, Inc.	2		400
Westinghouse Air Brake Technologies Corp.	53		3,885
Xylem, Inc.	52		5,299

			59,097

Miscellaneous Manufacturers — 1.6%
3M Co.	7		1,284
A O Smith Corp.	2		85
Eaton Corp. plc	5		653
General Electric Co.	113		1,215
Illinois Tool Works, Inc.	92		18,726
Parker-Hannifin Corp.	37		10,191
Textron, Inc.	3		131
Trane Technologies plc, (Ireland)	3		412

			32,697

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	22		259
Ball Corp.	4		401
Crown Holdings, Inc. (a)	2		184
Packaging Corp. of America	1		189
Sealed Air Corp.	2		93
Westrock Co.	4		185

			1,311

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	—	(h)	76

Transportation — 8.5%
CH Robinson Worldwide, Inc.	111		10,395
CSX Corp.	10		893
Expeditors International of Washington, Inc.	138		13,111
FedEx Corp.	196		50,975
JB Hunt Transport Services, Inc.	1		185
Kansas City Southern	1		285
Knight-Swift Transportation Holdings, Inc., Class A	2		96
Norfolk Southern Corp.	3		811
Old Dominion Freight Line, Inc.	1		273
Union Pacific Corp.	9		1,827
United Parcel Service, Inc., Class B	581		97,829
XPO Logistics, Inc. (a)	1		167

			176,847

Total Industrial			339,529

Technology — 27.1%
Computers — 6.0%
Accenture plc, (Ireland), Class A	13		3,388
Apple, Inc.	806		106,887
Cognizant Technology Solutions Corp., Class A	11		922
Crowdstrike Holdings, Inc., Class A (a)	12		2,501
Dell Technologies, Inc., Class C (a)	11		838
EPAM Systems, Inc. (a)	1		372

SECURITY DESCRIPTION	SHARES	VALUE($)

Computers — continued
Fortinet, Inc. (a)	12	1,723
Hewlett Packard Enterprise Co.	62	739
HP, Inc.	69	1,697
International Business Machines Corp.	18	2,261
Leidos Holdings, Inc.	3	298
NetApp, Inc.	11	698
Seagate Technology plc	11	656
Western Digital Corp.	14	786
Zscaler, Inc. (a)	6	1,176

		124,942

Office/Business Equipment — 0.1%
Zebra Technologies Corp., Class A (a)	3	966

Semiconductors — 6.3%
Advanced Micro Devices, Inc. (a)	89	8,129
Analog Devices, Inc.	28	4,099
Applied Materials, Inc.	69	5,951
Broadcom, Inc.	30	13,305
Intel Corp.	322	16,018
IPG Photonics Corp. (a)	2	376
KLA Corp.	12	3,021
Lam Research Corp.	11	5,171
Marvell Technology Group Ltd.	50	2,393
Maxim Integrated Products, Inc.	20	1,761
Microchip Technology, Inc.	19	2,598
Micron Technology, Inc. (a)	84	6,337
Monolithic Power Systems, Inc.	3	1,161
NVIDIA Corp.	46	24,270
NXP Semiconductors NV, (Netherlands)	21	3,350
ON Semiconductor Corp. (a)	31	1,001
Qorvo, Inc. (a)	9	1,422
QUALCOMM, Inc.	85	12,935
Skyworks Solutions, Inc.	13	1,958
Teradyne, Inc.	12	1,494
Texas Instruments, Inc.	69	11,379
Xilinx, Inc.	18	2,601

		130,730

Software — 14.7%
Activision Blizzard, Inc.	296	27,491
Adobe, Inc. (a)	40	19,874
Akamai Technologies, Inc. (a)	3	341
ANSYS, Inc. (a)	7	2,606
Autodesk, Inc. (a)	18	5,569
Black Knight, Inc. (a)	3	248
Broadridge Financial Solutions, Inc.	2	327
Cadence Design Systems, Inc. (a)	23	3,179
Ceridian HCM Holding, Inc. (a)	11	1,154
Cerner Corp.	4	314
Citrix Systems, Inc.	10	1,257
Cloudflare, Inc., Class A (a)	13	962

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	15

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Coupa Software, Inc. (a)	5	1,862
Datadog, Inc., Class A (a)	13	1,238
DocuSign, Inc., Class A (a)	14	3,199
Dropbox, Inc., Class A (a)	27	600
Dynatrace, Inc. (a)	15	644
Electronic Arts, Inc.	111	15,961
Fair Isaac Corp. (a)	2	1,192
Fidelity National Information Services, Inc.	12	1,762
Fiserv, Inc. (a)	12	1,315
Guidewire Software, Inc. (a)	7	871
HubSpot, Inc. (a)	4	1,388
Intuit, Inc.	22	8,232
Jack Henry & Associates, Inc.	1	231
Microsoft Corp.	595	132,246
MongoDB, Inc., Class A (a)	1	329
MSCI, Inc., Class A	1	457
Oracle Corp.	166	10,710
Paychex, Inc.	6	594
Paycom Software, Inc. (a)	4	1,852
PTC, Inc. (a)	9	1,072
RingCentral, Inc., Class A (a)	6	2,319
salesforce.com, Inc. (a)	75	16,724
ServiceNow, Inc. (a)	16	8,735
Slack Technologies, Inc., Class A (a)	32	1,365
Snowflake, Inc., Class A (a)	1	173
Splunk, Inc. (a)	13	2,233
SS&C Technologies Holdings, Inc.	19	1,398
Synopsys, Inc. (a)	13	3,301
Take-Two Interactive Software, Inc. (a)	44	9,183
Twilio, Inc., Class A (a)	3	883
Tyler Technologies, Inc. (a)	3	1,442
Veeva Systems, Inc., Class A (a)	2	444
VMware, Inc., Class A (a)	7	985
Workday, Inc., Class A (a)	15	3,531
Zoom Video Communications, Inc., Class A (a)	14	4,831

		306,624

Total Technology		563,262

Utilities — 0.6%
Electric — 0.6%
AES Corp. (The)	9	202
Alliant Energy Corp.	2	121
Ameren Corp.	3	232
American Electric Power Co., Inc.	6	525
CenterPoint Energy, Inc.	6	140
CMS Energy Corp.	3	181
Consolidated Edison, Inc.	4	323
Dominion Energy, Inc.	11	804
DTE Energy Co.	3	307
Duke Energy Corp.	10	880
Edison International	5	315
Entergy Corp.	2	241

SECURITY DESCRIPTION	SHARES		VALUE($)

Electric — continued
Evergy, Inc.	3		150
Eversource Energy	4		338
Exelon Corp.	13		565
FirstEnergy Corp.	7		208
NextEra Energy, Inc.	25		1,927
NRG Energy, Inc.	4		147
OGE Energy Corp.	2		73
PG&E Corp. (a)	17		212
Pinnacle West Capital Corp.	1		113
PPL Corp.	9		255
Public Service Enterprise Group, Inc.	7		384
Sempra Energy	4		491
Southern Co. (The)	13		824
Vistra Corp.	6		124
WEC Energy Group, Inc.	4		336
Xcel Energy, Inc.	6		420

			10,838

Gas — 0.0% (g)
Atmos Energy Corp.	1		127
NiSource, Inc.	3		77
UGI Corp.	2		83

			287

Water — 0.0% (g)
American Water Works Co., Inc.	2		328
Essential Utilities, Inc.	3		126

			454

Total Utilities			11,579

Total Common Stocks (Cost $1,566,091)			2,055,634

	PRINCIPAL AMOUNT($)
Short-Term Investments — 0.9%
Time Deposits — 0.9%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/04/2021	10,204		10,204
BNP Paribas SA, 0.01%, 01/04/2021	2,494		2,494
Brown Brothers Harriman, 0.01%, 01/04/2021	—	(h)	—	(h)
Citibank NA, 0.01%, 01/04/2021	6,118		6,118

Total Short-Term Investments (Cost $18,816)			18,816

Total Investments — 99.7% (Cost — $1,584,907)			2,074,450

Other Assets in Excess of Liabilities — 0.3%			7,062

NET ASSETS — 100.0%			$2,081,512

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	SIX CIRCLES TRUST	DECEMBER 31, 2020

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Micro E-mini NASDAQ 100 Index	109	03/2021	USD	2,745	64

Micro E-mini S&P 500 Index	365	03/2021	USD	6,732	109

NASDAQ 100 E-mini Index	4	03/2021	USD	1,013	17

S&P 500 E-mini Index	22	03/2021	USD	4,074	50

S&P MidCap 400 E-mini Index	4	03/2021	USD	907	15

Total unrealized appreciation (depreciation)					255

Summary of Investments by Industry, December 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet	17.3%

Software	14.8%

Pharmaceuticals	13.4%

Transportation	8.5%

Semiconductors	6.3%

Computers	6.0%

Beverages	5.0%

Agriculture	4.2%

Auto Manufacturers	3.2%

Machinery — Diversified	2.8%

Biotechnology	2.1%

Miscellaneous Manufacturers	1.6%

Machinery — Construction & Mining	1.4%

Diversified Financial Services	1.1%

Retail	1.0%

Others (Each less than 1.0%)	10.4%

Short-Term Investments	0.9%

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/$500.
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	17

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — 94.9%
Australia — 2.0%
BHP Group plc	1,049		27,689

Austria — 0.3%
OMV AG	12		473
Verbund AG	20		1,714
voestalpine AG	58		2,057

			4,244

Belgium — 2.5%
Ageas SA	69		3,673
Anheuser-Busch InBev SA	393		27,447
Elia Group SA	9		1,104
UCB SA	30		3,056

			35,280

Chile — 0.3%
Antofagasta plc	196		3,841

Denmark — 4.7%
AP Moller—Maersk A/S, Class A	—	(h)	969
AP Moller—Maersk A/S, Class B	1		2,023
Carlsberg A/S, Class B	53		8,527
DSV PANALPINA A/S	31		5,158
H Lundbeck A/S	16		558
Novo Nordisk A/S, Class B	403		28,109
Orsted AS (e)	56		11,386
ROCKWOOL International A/S, Class B	1		440
Tryg A/S	60		1,876
Vestas Wind Systems A/S	29		6,898

			65,944

Finland — 1.2%
Fortum OYJ	132		3,179
Kone OYJ, Class B	50		4,106
Orion OYJ, Class B	25		1,138
Sampo OYJ, Class A	186		7,954
Wartsila OYJ Abp	66		664

			17,041

France — 11.5%
Aeroports de Paris (a)	4		563
Airbus SE (a)	87		9,569
Alstom SA (a)	37		2,117
AXA SA	764		18,321
Bouygues SA	34		1,391
Bureau Veritas SA (a)	44		1,162
Cie de Saint-Gobain	77		3,529
CNP Assurances (a)	68		1,102
Dassault Aviation SA (a)	—	(h)	408
Eiffage SA (a)	13		1,213
Electricite de France SA (a)	183		2,891
Engie SA (a)	538		8,254
Getlink SE (a)	65		1,127

SECURITY DESCRIPTION	SHARES	VALUE($)

France — continued
Ipsen SA	9	730
Legrand SA	40	3,542
Pernod Ricard SA	108	20,774
Peugeot SA (a)	183	5,022
Remy Cointreau SA	12	2,172
Renault SA (a)	60	2,623
Safran SA (a)	48	6,734
Sanofi	265	25,698
Schneider Electric SE	80	11,545
SCOR SE (a)	63	2,031
Suez SA	102	2,016
Teleperformance	9	2,891
Thales SA	16	1,445
TOTAL SE	203	8,750
Veolia Environnement SA	160	3,947
Vinci SA	77	7,688

		159,255

Germany — 13.0%
Allianz SE (Registered)	165	40,479
Bayer AG (Registered)	230	13,543
Bayerische Motoren Werke AG	103	9,111
Brenntag AG	23	1,781
Daimler AG (Registered)	267	18,914
Deutsche Lufthansa AG (Registered) (a)	45	591
Deutsche Post AG (Registered)	147	7,266
E.ON SE	664	7,358
GEA Group AG	23	810
Hannover Rueck SE	24	3,795
HOCHTIEF AG	4	360
Infineon Technologies AG	482	18,407
KION Group AG	11	925
Knorr-Bremse AG	11	1,468
Merck KGaA	30	5,187
MTU Aero Engines AG	8	2,052
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	55	16,441
Rational AG	1	701
RWE AG	189	8,003
Siemens AG (Registered)	113	16,339
Siemens Energy AG (a)	59	2,172
Uniper SE	60	2,080
Volkswagen AG	10	2,110

		179,893

Ireland — 0.6%
DCC plc	15	1,032
Experian plc	136	5,162
Kingspan Group plc (a)	23	1,616

		7,810

SEE NOTES TO FINANCIAL STATEMENTS.

18	SIX CIRCLES TRUST	DECEMBER 31, 2020

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Italy — 4.3%
Assicurazioni Generali SpA	436	7,629
Atlantia SpA (a)	73	1,327
Bio On Spa (a) (bb) (cc)	1	—
Davide Campari-Milano NV	300	3,440
Enel SpA	2,394	24,360
Eni SpA	205	2,136
Ferrari NV	39	9,115
Poste Italiane SpA (e)	206	2,111
Prysmian SpA	36	1,273
Recordati Industria Chimica e Farmaceutica SpA	24	1,361
Snam SpA	634	3,580
Terna Rete Elettrica Nazionale SpA	420	3,227

		59,559

Jordan — 0.1%
Hikma Pharmaceuticals plc	40	1,390

Luxembourg — 0.6%
ArcelorMittal SA (a)	356	8,140

Mexico — 0.1%
Fresnillo plc	91	1,413

Netherlands — 8.6%
Aegon NV	707	2,819
ASML Holding NV	157	76,068
Heineken Holding NV	59	5,600
Heineken NV	134	14,914
NN Group NV	114	4,922
Randstad NV (a)	18	1,142
Royal Dutch Shell plc, Class A	330	5,785
Royal Dutch Shell plc, Class B	298	5,053
Wolters Kluwer NV	40	3,415

		119,718

Norway — 0.5%
Equinor ASA	79	1,327
Gjensidige Forsikring ASA	79	1,763
Norsk Hydro ASA	668	3,107

		6,197

Portugal — 0.4%
EDP—Energias de Portugal SA	830	5,210
Galp Energia SGPS SA	40	427

		5,637

South Korea — 5.8%
Samsung Electronics Co. Ltd.	1,048	78,254
Samsung Electronics Co. Ltd. (Registered), GDR	1	1,954

		80,208

SECURITY DESCRIPTION	SHARES	VALUE($)

Spain — 3.0%
ACS Actividades de Construccion y Servicios SA	40	1,318
Aena SME SA (a) (e)	10	1,754
Enagas SA	61	1,338
Endesa SA	98	2,696
Ferrovial SA	72	1,995
Iberdrola SA	1,789	25,710
Naturgy Energy Group SA	95	2,220
Red Electrica Corp. SA	97	1,998
Repsol SA	118	1,186
Siemens Gamesa Renewable Energy SA	35	1,435

		41,650

Sweden — 2.5%
Alfa Laval AB (a)	47	1,288
Assa Abloy AB, Class B	149	3,673
Atlas Copco AB, Class A	100	5,118
Atlas Copco AB, Class B	58	2,597
Boliden AB	136	4,818
Epiroc AB, Class A	98	1,776
Epiroc AB, Class B	58	974
Investment AB Latour, Class B	22	536
Nibe Industrier AB, Class B	46	1,516
Sandvik AB (a)	167	4,129
Securitas AB, Class B	46	744
Skanska AB, Class B	50	1,285
SKF AB, Class B	56	1,469
Volvo AB, Class B (a)	211	4,998

		34,921

Switzerland — 14.4%
ABB Ltd. (Registered)	273	7,665
Adecco Group AG (Registered)	23	1,530
Baloise Holding AG (Registered)	18	3,253
Coca-Cola HBC AG	103	3,344
Geberit AG (Registered)	5	3,438
Glencore plc (a)	4,962	15,757
Kuehne + Nagel International AG (Registered)	8	1,817
Novartis AG (Registered)	520	48,922
Roche Holding AG	164	57,261
Schindler Holding AG	6	1,633
Schindler Holding AG (Registered)	3	813
SGS SA (Registered)	1	2,704
STMicroelectronics NV	235	8,704
Swiss Life Holding AG (Registered)	12	5,604
Swiss Re AG	113	10,633
Vifor Pharma AG	11	1,673
Zurich Insurance Group AG	59	25,044

		199,795

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	19

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
United Arab Emirates — %
NMC Health plc (a) (bb) (cc)	16	—

United Kingdom — 18.5%
Admiral Group plc	75	2,985
Anglo American plc	609	20,113
Ashtead Group plc	67	3,138
AstraZeneca plc	307	30,620
Aviva plc	1,551	6,900
BAE Systems plc	477	3,181
BP plc	1,630	5,624
Bunzl plc	50	1,668
CNH Industrial NV (a)	152	1,907
Coca-Cola European Partners plc	106	5,260
Diageo plc	1,207	47,756
Direct Line Insurance Group plc	539	2,357
Evraz plc	253	1,618
Ferguson plc	33	4,052
Fiat Chrysler Automobiles NV	344	6,207
GlaxoSmithKline plc	1,174	21,483
Intertek Group plc	24	1,848
Legal & General Group plc	2,357	8,589
Melrose Industries plc (a)	720	1,755
Phoenix Group Holdings plc	217	2,080
Prudential plc	1,030	18,947
RELX plc	286	7,008
Rentokil Initial plc (a)	275	1,917
Rio Tinto plc	557	41,934
Rolls-Royce Holdings plc (a)	1,241	1,878
RSA Insurance Group plc	409	3,787
Smiths Group plc	59	1,208
Spirax-Sarco Engineering plc	11	1,688

		257,508

Total Common Stocks (Cost $1,056,760)		1,317,133

Preferred Stocks — 1.9%
Germany — 1.1%
Bayerische Motoren Werke AG	18	1,196
Porsche Automobil Holding SE	48	3,298
Volkswagen AG	58	10,814

		15,308

South Korea — 0.8%
Samsung Electronics Co. Ltd.	180	12,242

Total Preferred Stocks (Cost $18,783)		27,550

SECURITY DESCRIPTION	NUMBER OF RIGHTS			VALUE($)
Right — 0.0%
Spain — 0.0% (g)
Repsol SA, expiring 01/14/2021 (a) (Cost $41)		117		40

	PRINCIPAL AMOUNT($)
Short-Term Investments — 2.4%
Time Deposits — 2.4%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/04/2021		1,579		1,579
BNP Paribas SA,
(4.52%), 01/04/2021	SEK	7,789		947
(2.94%), 01/04/2021	CHF	3,796		4,288
(2.05%), 01/04/2021	DKK	8,916		1,463
(0.72%), 01/04/2021	EUR	2,311		2,823
0.01%, 01/04/2021		6,018		6,018
Brown Brothers Harriman,
(7.00%), 01/04/2021	NOK	325		38
(4.52%), 01/04/2021	SEK	346		42
(2.94%), 01/04/2021	CHF	—	(h)	—	(h)
(2.05%), 01/04/2021	DKK	44		7
(0.72%), 01/04/2021	EUR	—	(h)	—	(h)
0.00%, 01/04/2021	HKD	—	(h)	—	(h)
0.01%, 01/04/2021	CAD	—	(h)	—	(h)
0.01%, 01/04/2021	GBP	—	(h)	—	(h)
0.01%, 01/04/2021	SGD	—	(h)	—	(h)
0.01%, 01/04/2021		58		58
Citibank NA,
(0.72%), 01/04/2021	EUR	8,121		9,921
0.01%, 01/04/2021	GBP	3,851		5,267
0.01%, 01/04/2021		395		395
Sumitomo Mitsui Banking Corp., 0.01%, 01/04/2021		59		59

Total Short-Term Investments (Cost $32,905)				32,905

Total Investments — 99.2% (Cost — $1,108,489)				1,377,628

Other Assets in Excess of Liabilities — 0.8%				10,995

NET ASSETS — 100.0%				$1,388,623

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2020

Futures contracts outstanding as of December 31, 2020:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Amsterdam Index	10	01/2021	EUR	1,507	19

Euro STOXX 50 Index	313	03/2021	EUR	13,509	65

FTSE 100 Index	100	03/2021	GBP	8,818	(39)

Total unrealized appreciation (depreciation)					45

Summary of Investments by Industry, December 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	17.5%

Insurance	14.7%

Semiconductors	14.2%

Beverages	10.1%

Mining	8.6%

Electric	7.9%

Auto Manufacturers	5.3%

Oil & Gas	2.3%

Commercial Services	2.0%

Aerospace/Defense	1.8%

Miscellaneous Manufacturers	1.6%

Transportation	1.5%

Engineering & Construction	1.3%

Machinery — Diversified	1.3%

Electrical Components & Equipments	1.2%

Others (Each less than 1.0%)	6.3%

Short-Term Investments	2.4%

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

GDR	— Global Depositary Receipt
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/$500.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
NOK	— Norwegian Krone
SEK	— Swedish Krona
SGD	— Singapore Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$2,074,450
Deposits at broker for futures contracts	871
Prepaid expenses	12
Receivables:
Fund shares sold	10,053
Interest and dividends from non-affiliates	2,832
Tax reclaims	7
Variation margin on futures contracts	86

Total Assets	2,088,311

LIABILITIES:
Payables:
Due to custodian — cash	1
Investment securities purchased	6,226
Fund shares redeemed	349
Accrued liabilities:
Investment advisory fees	67
Administration fees	25
Custodian and accounting fees	40
Trustees’ fees	4
Registration and filing fees	24
Other	63

Total Liabilities	6,799

Net Assets	$2,081,512

NET ASSETS:
Paid-in capital	$1,597,305
Total distributable earnings (loss)	484,207

Total Net Assets	$2,081,512

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	151,510
Net Asset Value, offering and redemption price per share (a):	$13.74
Cost of investments in non-affiliates	$1,584,907

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Managed Equity Portfolio International Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$1,377,628
Foreign currency, at value	22
Deposits at broker for futures contracts	2,662
Prepaid expenses	7
Receivables:
Fund shares sold	7,083
Interest and dividends from non-affiliates	723
Tax reclaims	1,994

Total Assets	1,390,119

LIABILITIES:
Payables:
Due to custodian — cash	2
Investment securities purchased	738
Fund shares redeemed	320
Variation margin on futures contracts	126
Accrued liabilities:
Investment advisory fees	57
Administration fees	14
Custodian and accounting fees	133
Trustees’ fees	3
Registration and filing fees	39
Other	64

Total Liabilities	1,496

Net Assets	$1,388,623

NET ASSETS:
Paid-in capital	$1,243,577
Total distributable earnings (loss)	145,046

Total Net Assets	$1,388,623

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	125,920
Net Asset Value, offering and redemption price per share (a):	$11.03
Cost of investments in non-affiliates	$1,108,489
Cost of foreign currency	22

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14
Dividend income from non-affiliates	30,285
Foreign taxes withheld	(1)

Total investment income	30,298

EXPENSES:
Investment advisory fees	4,028
Administration fees	167
Custodian and accounting fees	308
Professional fees	91
Trustees’ fees	76
Registration and filing fees	23
Transfer agency fees	30
Offering costs	41
Interest expense	16
Other	16

Total expenses	4,796

Less advisory fees waived	(3,384)

Net expenses	1,412

Net investment income (loss)	28,886

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	26,167
Futures contracts	2,001
Payments by affiliates (see Note 3A)	654

Net realized gain (loss)	28,822

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	375,987
Futures contracts	215

Change in net unrealized appreciation (depreciation)	376,202

Net realized/unrealized gains (losses)	405,024

Change in net assets resulting from operations	$433,910

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2020

Six Circles Managed Equity Portfolio International Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)
Dividend income from non-affiliates	24,715
Non-cash dividend income from non-affiliates	2,391
Foreign taxes withheld	(2,790)

Total investment income	24,316

EXPENSES:
Investment advisory fees	2,514
Administration fees	51
Custodian and accounting fees	1,053
Professional fees	128
Trustees’ fees	47
Registration and filing fees	57
Transfer agency fees	30
Offering costs	40
Interest expense	111
Other	15

Total expenses	4,046

Less advisory fees waived	(2,012)

Net expenses	2,034

Net investment income (loss)	22,282

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(118,824)
Futures contracts	2,354
Foreign currency transactions	1,938
Forward foreign currency exchange contracts	542

Net realized gain (loss)	(113,990)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	228,776
Futures contracts	199
Foreign currency translations	267

Change in net unrealized appreciation (depreciation)	229,242

Net realized/unrealized gains (losses)	115,252

Change in net assets resulting from operations	$137,534

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
	Year Ended December 31, 2020	Period Ended December 31, 2019*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,886	$15,520
Net realized gain (loss)	28,822	10,462
Change in net unrealized appreciation (depreciation)	376,202	113,596

Change in net assets resulting from operations	433,910	139,578

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(65,182)	(24,099)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	292,159	1,305,146

NET ASSETS:
Change in net assets	660,887	1,420,625
Beginning of period	1,420,625	—

End of period	$2,081,512	$1,420,625

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$685,743	$1,428,450
Distributions reinvested	65,182	24,099
Cost of shares redeemed	(458,766)	(147,403)

Total change in net assets resulting from capital transactions	$292,159	$1,305,146

SHARE TRANSACTIONS:
Issued	58,727	141,192
Reinvested	4,758	2,203
Redeemed	(41,110)	(14,260)

Change in Shares	22,375	129,135

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Six Circles Managed Equity Portfolio International Unconstrained Fund
	Year Ended December 31, 2020	Period Ended December 31, 2019*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,282	$13,071
Net realized gain (loss)	(113,990)	(7,966)
Change in net unrealized appreciation (depreciation)	229,242	40,524

Change in net assets resulting from operations	137,534	45,629

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(24,506)	(13,611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	373,969	869,608

NET ASSETS:
Change in net assets	486,997	901,626
Beginning of period	901,626	—

End of period	$1,388,623	$901,626

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$688,801	$938,996
Distributions reinvested	24,506	13,611
Cost of shares redeemed	(339,338)	(82,999)

Total change in net assets resulting from capital transactions	$373,969	$869,608

SHARE TRANSACTIONS:
Issued	75,174	94,718
Reinvested	2,236	1,340
Redeemed	(39,169)	(8,379)

Change in Shares	38,241	87,679

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Year Ended December, 2020	$11.00	$0.21	$2.99	$3.20	$(0.20)	$(0.26)	$(0.46)
Period Ended December 31, 2019*	10.00	0.14	1.05	1.19	(0.12)	(0.07)	(0.19)

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.74	29.09%	$2,081,512	0.09%	1.79%	0.30%	54.88%
11.00	11.90	1,420,625	0.11	1.94	0.33	44.20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio International Unconstrained Fund
Year Ended December, 2020	$10.28	$0.21	$0.74	$0.95	($0.20)	$—	$(0.20)
Period Ended December 31, 2019*	10.00	0.20	0.24	0.44	(0.16)	—	(0.16)

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.03	9.25%	$1,388,623	0.20%		0.19%	2.22%	0.40%	91.56%
10.28	4.41	901,626	0.26	(e)	0.26	2.86	0.48	62.67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	SIX CIRCLES TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF December 31, 2020

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund are two separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. The Funds are classified as “non-diversified” funds. Each Fund currently offers one class of shares. The Funds commenced operations on April 10, 2019.

The investment objective of each of the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund is to provide capital appreciation.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged a Sub-Adviser to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has appointed the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but

32	SIX CIRCLES TRUST	DECEMBER 31, 2020

not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$8,731	$—	$—	$8,731
Communications	391,783	—	—	391,783
Consumer Cyclical	97,575	—	—	97,575
Consumer Non-cyclical	567,972	—	—	567,972
Energy	11,678	—	—	11,678
Financial	63,525	—	—	63,525
Industrial	339,529	—	—	339,529
Technology	563,262	—	—	563,262
Utilities	11,579	—	—	11,579

Total Common Stocks	2,055,634	—	—	2,055,634

Short-Term Investments
Time Deposits	—	18,816	—	18,816

Total Investments in Securities	$2,055,634	$18,816	$—	$2,074,450

Appreciation in Other Financial Instruments
Futures contracts	$255	$—	$—	$255

DECEMBER 31, 2020	SIX CIRCLES TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF December 31, 2020 (continued)

Six Circles Managed Equity Portfolio International Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,689	$—	$27,689
Austria	—	4,244	—	4,244
Belgium	—	35,280	—	35,280
Chile	—	3,841	—	3,841
Denmark	—	65,944	—	65,944
Finland	—	17,041	—	17,041
France	—	159,255	—	159,255
Germany	4,341	175,552	—	179,893
Ireland	1,616	6,194	—	7,810
Italy	—	59,559	—	59,559
Jordan	—	1,390	—	1,390
Luxembourg	—	8,140	—	8,140
Mexico	—	1,413	—	1,413
Netherlands	23,929	95,789	—	119,718
Norway	—	6,197	—	6,197
Portugal	—	5,637	—	5,637
South Korea	—	80,208	—	80,208
Spain	—	41,650	—	41,650
Sweden	—	34,921	—	34,921
Switzerland	—	199,795	—	199,795
United Arab Emirates	—	—	—	—
United Kingdom	5,260	252,248	—	257,508

Total Common Stocks	35,146	1,281,987	—	1,317,133

Preferred Stocks
Germany	—	15,308	—	15,308
South Korea	—	12,242	—	12,242

Total Preferred Stocks	—	27,550	—	27,550

Short-Term Investments
Time Deposits	—	32,905	—	32,905

Rights
Spain	40	—	—	40

Total Investments in Securities	$35,186	$1,342,442	$—	$1,377,628

Appreciation in Other Financial Instruments
Futures contracts	$84	$—	$—	$84

Depreciation in Other Financial Instruments
Futures contracts	$(39)	$—	$—	$(39)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Funds used derivative instruments including futures, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

34	SIX CIRCLES TRUST	DECEMBER 31, 2020

terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Note C(1) – C(2) below describe the various derivatives used by the Funds.

(1) Futures Contracts — The Funds used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit.

Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2) Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of December 31, 2020, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

DECEMBER 31, 2020	SIX CIRCLES TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF December 31, 2020 (continued)

(3) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2020, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$255

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Managed Equity Portfolio International Unconstrained

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$84

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(39)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,001

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$215

Six Circles Managed Equity Portfolio International Unconstrained

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$2,354	$—	$2,354
Foreign Exchange contracts	—	542	542

Total	$2,354	$542	$2,896

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$199

36	SIX CIRCLES TRUST	DECEMBER 31, 2020

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended December 31, 2020 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Futures Contracts:
Average Notional Amount Long	$6,423	$23,764
Average Notional Amount Short	—	352	(a)

(a)	Positions were open for 2 months during the period.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Coupon payments are based on the adjusted principal at the time the interest is paid. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

F. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open periods, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2020, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

DECEMBER 31, 2020	SIX CIRCLES TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF December 31, 2020 (continued)

H. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Annual	Annual
Six Circles Managed Equity Portfolio International Unconstrained Fund	Annual	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”) currently serves as the Sub-Adviser to the Funds. The Sub-Adviser is paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreement.

The Adviser engaged Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. As of December 31, 2020, the Funds have not allocated assets to Russell.

During the reporting period, the Adviser made a payment to the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund of $654,165 and to the Six Circles Managed Equity Portfolio International Unconstrained Fund of $1,949 relating to an operational error.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3G and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds’ in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Offering Costs — Offering costs, including professional fees, printing fees and initial registration costs, are amortized over a period not longer than twelve months from the date the Fund commenced operations.

G. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2021, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2021, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

38	SIX CIRCLES TRUST	DECEMBER 31, 2020

Fund	Expense Cap
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	0.45%
Six Circles Managed Equity Portfolio International Unconstrained Fund	0.50%

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2021, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2020, there were no amounts reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser.

H. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security.

During the year ended December 31, 2020, the aggregate value of purchase and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$1,485	$637
Six Circles Managed Equity Portfolio International Unconstrained Fund	322	707

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$1,124,819	$880,993	$—	$—
Six Circles Managed Equity Portfolio International Unconstrained Fund	1,266,597	895,991	—	—

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since the Funds are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2020, the Six Circles Managed Equity Portfolio International Unconstrained Fund had non-U.S. country allocations representing greater than 10% of Net Assets as follows:

France	Germany	Switzerland	United Kingdom
11.5%	14.1%	14.4%	18.5%

As of December 31, 2020, a significant portion of the Six Circles Managed Equity Portfolio International Unconstrained Fund net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund

DECEMBER 31, 2020	SIX CIRCLES TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF December 31, 2020 (continued)

invests. The effects of this pandemic on public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

6. Income Taxes and Distributions to Shareholders

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$1,605,070	$499,544	$(29,909)	$469,635
Six Circles Managed Equity Portfolio International Unconstrained Fund	1,137,237	286,904	(46,468)	240,436

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, REITs, straddle loss deferrals, and wash sale loss deferrals.

40	SIX CIRCLES TRUST	DECEMBER 31, 2020

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$45,428	$19,754	$—	$65,182
Six Circles Managed Equity Portfolio International Unconstrained Fund	24,506	—	—	24,506

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$15,638	$8,461	$—	$24,099
Six Circles Managed Equity Portfolio International Unconstrained Fund	13,611	—	—	13,611

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$14,281	$291	$—	$469,635
Six Circles Managed Equity Portfolio International Unconstrained Fund	286	(96,259)	—	241,019

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark to market futures contracts, straddle loss deferrals, and wash sale loss deferrals.

As of December 31, 2020, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Managed Equity Portfolio International Unconstrained Fund	$69,110	$27,149

7. Ownership Concentration

As of December 31, 2020, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund had one affiliated omnibus account for the benefit of its clients which owned 100% of its outstanding shares.

8. New Accounting Pronouncement

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that need disclosure.

DECEMBER 31, 2020	SIX CIRCLES TRUST	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund (two of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020 and the statements of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period April 10, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year ended December 31, 2020, and the changes in each of their net assets and each of the financial highlights for the year ended December 31, 2020, and for the period April 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2021

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

42	SIX CIRCLES TRUST	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund on July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Actual	$1,000.00	$1,245.60	$0.40	0.07%
Hypothetical	1,000.00	1,024.78	0.36	0.07
Six Circles Managed Equity Portfolio International Unconstrained Fund
Actual	1,000.00	$1,261.80	$0.97	0.17%
Hypothetical	1,000.00	1,024.28	0.87	0.17

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2020	SIX CIRCLES TRUST	43

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Record Date	12/16/2020	12/16/2020
Payable Date	12/18/2020	12/18/2020
Ordinary Income:
Qualified Dividend Income for Individuals	64.76%	83.42%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	64.26%	—
Foreign Source Income	—	100	%*
Foreign Tax Paid Per Share	—	0.021834
Interest from Tax-Exempt Obligations	—	—
Interest from Federal Obligations	—	—
Long-Term Capital Gain Dividend	0.138850	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

44	SIX CIRCLES TRUST	DECEMBER 31, 2020

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth; Positions with the Fund since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018– February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	9	Director, Operation Hope (2015–2016; 2020–present); Director, Grady Health System (Chair, Quality Committee 2014–2017); Chair, Borders Commission, United States Olympic Committee; Trustee, Duke University; Chair, The Coca- Cola Foundation

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present)	9	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC

Kevin Klingert (1962); Trustee since inception	Retired; Senior Advisor, Morgan Stanley Investment Management Inc. (2016–2017); Managing Director, Morgan Stanley Investment Management Inc. (2007– 2016).	9	N/A

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	9	Independent Trustee, James Alpha Funds Trust (2021-present)

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD (medical diagnostics) (2020–present); Principal, b2G Capital, Inc. (consulting) (2016–present); Chief Operating Officer, Corcoran Gallery of Art (2011–2015).	9	Independent Trustee, Virginia529; Director, ACT for Alexandria (2002–2019); Director, Inova Alexandria Hospital Foundation; Director, Capitol Post
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	9	Director, J.P. Morgan Private Investments Inc.

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes one registered investment company (9 funds).

DECEMBER 31, 2020	SIX CIRCLES TRUST	45

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018); Assistant Treasurer, Franklin Templeton Investments (2010-2015).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017).

46	SIX CIRCLES TRUST	DECEMBER 31, 2020

Feb 2020

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personsal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Manged Solutions & Strategies Investor Relations representative.We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2021. All rights reserved. December 31, 2020.

Item 2.	Code of Ethics.

As of the period ended December 31, 2020 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (212) 464-2070.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Mr. Neil Medugno possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Mr. Neil Medugno as the Registrant’s audit committee financial experts. Mr. Neil Medugno is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm, are for services rendered for the fiscal years ended December 31, 2020 and December 31, 2019.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $438,212 for 2020 and $272,000 for 2019.

(b)	Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 for 2020 and $0 for 2019.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning was $110,279 for 2020 and $63,500 for 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2019.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 100%; Tax Fees were 100%; and Other Fees were 0%.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 for 2020 and $0 for 2019.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable

Item 6.	Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Six Circles Trust

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title: President - Principal Executive Officer
Date: February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title: President - Principal Executive Officer
Date: February 22, 2021

By: (Signature and Title)

/s/ Gregory McNeil
Gregory McNeil
Title: Treasurer - Principal Financial Officer

Date: February 22, 2021